As filed with the Securities and Exchange Commission on June 4, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

(a)

Annual Report March 31, 2021

Class	Class	Class	Class
I	N	A	R	6
Shares	Shares	Shares	Shares
DoubleLine Total Return Bond Fund	DBLTX	DLTNX	–	DDTRX
DoubleLine Core Fixed Income Fund	DBLFX	DLFNX	–	DDCFX
DoubleLine Emerging Markets Fixed Income Fund	DBLEX	DLENX	–	–
DoubleLine Multi-Asset Growth Fund	DMLIX	DMLNX	DMLAX	–
DoubleLine Low Duration Bond Fund	DBLSX	DLSNX	–	DDLDX
DoubleLine Floating Rate Fund	DBFRX	DLFRX	–	–
DoubleLine Shiller Enhanced CAPE®	DSEEX	DSENX	–	DDCPX
DoubleLine Flexible Income Fund	DFLEX	DLINX	–	DFFLX
DoubleLine Low Duration Emerging Markets Fixed Income Fund	DBLLX	DELNX	–	–
DoubleLine Long Duration Total Return Bond Fund	DBLDX	DLLDX	–	–
DoubleLine Strategic Commodity Fund	DBCMX	DLCMX	–	–
DoubleLine Global Bond Fund	DBLGX	DLGBX	–	–
DoubleLine Infrastructure Income Fund	BILDX	BILTX	–	–
DoubleLine Ultra Short Bond Fund	DBULX	DLUSX	–	–
DoubleLine Shiller Enhanced International CAPE®	DSEUX	DLEUX	–	–
DoubleLine Colony Real Estate and Income Fund	DBRIX	DLREX	–	–
DoubleLine Emerging Markets Local Currency Bond Fund	DBELX	DLELX	–	–
DoubleLine Income Fund	DBLIX	DBLNX	–	–
DoubleLine Multi-Asset Trend Fund	DBMOX	DLMOX	–	–

DoubleLine || 333 South Grand Avenue, 18th Floor || Los Angeles, CA  90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Annual Report	|	March 31, 2021	3

President’s Letter	(Unaudited) March 31, 2021

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Annual Report for the 12-month period ended March 31, 2021. On the following pages you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

May 1, 2021

4	DoubleLine Funds Trust

Financial Markets Highlights	(Unaudited) March 31, 2021

•	Agency Residential Mortgage-Backed and Agency Commercial Mortgage-Backed Securities (Agency RMBS and Agency CMBS)

For the 12-month period ended March 31, 2021, the Bloomberg Barclays US Mortgage-Backed Securities (MBS) Index returned a negative 0.09%. The index outperformed the Bloomberg Barclays US Government Bond Index but underperformed the Bloomberg Barclays US Corporate Bond Index. The U.S. Treasury curve bear steepened, with two-year yields down 8 basis points (bps) and 10-year yields up 107 bps. The 30-year mortgage rate steadily decreased for the first nine months of the fiscal year, as measured by the Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index, falling to new historic levels almost weekly. As a result of low mortgage rates and increased refinance activity, prepayment speeds and issuance all reached historically high levels for the 12-month period. Gross issuance reached $3.66 trillion, and multiple collateral categories prepaid at Constant Prepayment Rates of 50 and higher. However, mortgage rates increased during the first quarter of 2021, so signs of burnout could start appearing in the months ahead. Duration noticeably lengthened over the 12-month period, with the duration of the Bloomberg Barclays US MBS Index growing from 1.67 years to 4.06 years. Multiple federal stimulus packages were enacted over the 12-month period, including asset purchase programs that heavily supported the Agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) markets, helping stabilize the sectors since last summer. As of the end of the first quarter, the Federal Reserve’s Agency RMBS gross purchases were roughly $1.8 trillion, and Agency CMBS gross purchases were roughly $10.5 billion. The Fed has signaled continued support for Agency mortgages and Treasuries while deciding to end the regular purchase of Agency CMBS due to the smooth functioning of the market. Agency RMBS and Agency CMBS spreads were near all-time tights at the end of the 12-month period.

•	Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS)

For the 12-month period ended March 31, 2021, non-Agency residential mortgage-backed securities rallied considerably from the drawdown experienced in the second quarter of 2020. Despite the sudden unprecedented rise in unemployment, initial forbearance figures came in lower than expected. The market began processing less-severe outcomes while the housing market began to strengthen. The substantial amount of fiscal policy, combined with falling mortgage rates and homeowners looking to upgrade, led to a robust housing market. Despite certain input costs rising to all-time highs, the supply of homes available on the market continued to tighten, with the current pace of sales at the end of the 12-month period leaving approximately two months’ supply on the market—near the lowest level of inventory on record. New issuance over the period totaled $575 billion, squeezed by the market grinding to a halt in April. New issuance totaled $641 billion in the previous 12-month period. Deal call volume increased considerably over the 12-month period ended March 31, 2021, due to attractive refinancing rates. Investor demand was solid during the second half of 2020 and into 2021, pushing credit spreads near their pre-pandemic levels.

•	Non-Agency Commercial Mortgage-Backed Securities (Non-Agency CMBS)

For the 12-month period ended March 31, 2021, $60.0 billion of new-issue non-Agency commercial mortgage-backed securities (CMBS) priced, compared to $116.9 billion in the previous 12-month period. New issuance nearly stopped in March 2020 as the nation and world went into lockdown. In 2020, only one deal priced from mid-March through the end of April. However, as investors and issuers became more comfortable with the macro environment, positive vaccine developments and diminishing concern over a contested presidential election, new issuance gradually trended higher throughout the latter half of the year. While 2020 new issuance totaled $60.9 billion, a 46.1% decrease year-over-year, new issuance further accelerated in the first quarter of 2021, totaling $23.3 billion, a 43.0% increase quarter-over-quarter and in line with the $24.2 billion of the same period a year ago. Secondary CMBS spreads were one directional for the 12-month period ended March 31, initially seeing some stabilization as a result of the Federal Reserve’s accommodative approach to the market volatility associated with the pandemic and further benefiting from the broader macro recovery. Spreads tightened by 115 basis points (bps) for 10-year last cash flows rated AAA and 695 bps for bonds rated BBB-. The delinquency rate for commercial real estate loans spiked to 10.3% in June as a result of volatility associated with the pandemic, but it has since recovered to 6.58% at the end of the first quarter of 2021, as measured by financial data firm Trepp. The Barclays Capital U.S. CMBS (ERISA Only) Total Return Index returned 4.36% for the 12-month period ended March 31, outperforming the broader Bloomberg Barclays US Aggregate Bond Index’s 0.71%. The RCA Commercial Property Price Index increased 6.75% for the 12-month period ended February 28, the most recent month for which data was available, compared to 6.10% over the previous 12-month period.

Annual Report	|	March 31, 2021	5

Financial Markets Highlights (Cont.)

•	Emerging Markets (EM) Debt

For the 12-month period ended March 31, 2021, the J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD), which tracks U.S. dollar-denominated, emerging markets (EM) fixed-income sovereign debt, returned 16.00%. The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD), which tracks U.S. dollar-denominated, EM fixed-income corporate debt, returned 18.31%. Spreads tightened by 272 basis points (bps) for the EMBI GD and 304 bps for the CEMBI BD. The end of the first quarter of 2020 marked significant spread widening, reaching levels that had not been hit since the Global Financial Crisis of 2008, as markets grappled with the impact of a global pandemic and widespread economic shutdowns. However, in the subsequent 12 months, economies gradually re-emerged from COVID-19 lockdowns, and EM credits benefited from the unprecedented fiscal and monetary response by central banks and governments as well as positive news on the vaccine front. EM high yield credits significantly outperformed their investment grade counterparts in both indexes. Africa was the best-performing region and Asia was the worst performer in both indexes.

•	International Sovereign

For the 12-month period ended March 31, 2021, the FTSE World Government Bond Index (FTSE WGBI) returned 1.82%. The positive performance was driven primarily by foreign exchange market appreciation against the U.S. dollar, as measured by the U.S. Dollar Index, which declined 5.87%, offsetting the impact of rising global bond yields. The dollar weakened against most of its G-10 peers as governments across the globe deployed significant fiscal and monetary support to mitigate the economic impact of the COVID-19 pandemic and as rapid progress on vaccine development and distribution improved the outlook for a faster economic recovery. After the Federal Reserve lowered rates to near zero, deployed substantial liquidity measures and expanded its asset purchase program in an emergency response, the Fed repeatedly signaled that it would maintain supportive policies until it marked “substantial further progress” in the recovery. Global government bond yields increased sharply across the last quarter of the 12-month period amid rising inflation expectations driven by additional U.S. fiscal support on top of expectations for an already strong economic recovery. Government bond exposures in Italy, France, Spain, Germany and Australia were among the largest contributors to the positive performance of the FTSE WGBI in the 12-month period, while government bonds from U.S. and Japan detracted from performance.

•	Investment Grade (IG) Credit

For the 12-month period ended March 31, 2021, U.S. investment grade (IG) corporate credit spreads were tighter by 169 basis points (bps) from the 255 bps at the end of March 2020, as measured by the Bloomberg Barclays US Credit Index. U.S. IG credit spreads outperformed duration-matched U.S. Treasuries by 1,361 bps during the same period. The total return was 7.88% for the index despite the steepening in Treasury rates. Treasury yields rose across the curve, with the five-year yield up 56 bps, the 10-year yield up 107 bps and 30-year yield up 109 bps. Energy-related sectors outperformed the broader index. The best-performing sectors on a total return basis were independent (other), oilfield services, midstream energy, refining and gaming. The worst performers were supranationals, services, environmental, pharmaceuticals and leisure. At the ratings level, lower quality outperformed higher quality, with bonds rated BBB posting a total return of 13.06%, followed by bonds rated A at 5.14%, bonds rated AA at 2.32% and bonds rated AAA at a negative 0.23%. Across the curve, the total return for long-duration credit, up 8.87%, outperformed intermediate-duration credit, up 7.39%, and short-duration credit, up 4.39%. U.S. dollar-denominated gross new issuance was a strong $2.1 trillion, and net issuance came in at $1 trillion, as reported by Barclays. IG fund inflows for this period were $532.2 billion, according to data from financial data firm EPFR Global reported by Wells Fargo.

•	Bank Loans

For the 12-month period ended March 31, 2021, the S&P/LSTA Leveraged Loan Index returned 20.71%, reflecting the sharp rally following the pandemic-fueled sell-off a year earlier. Returns were strongest among riskier bank loans that started the period trading at the steepest discounts. In the last 12 months, loans rated CCC rose a staggering 43.87%, followed by the 22.23% rise of loans rated B and the 13.90% return of loans rated BB. The best-performing sectors were oil and gas (+48.68%), conglomerates (+36.95%), and beverage and tobacco (+30.41%). The worst performers were cable and satellite TV (+10.61%), utilities (+13.44%), and ecological services and equipment (+14.18%). The weighted average bid price of the index at the end of the period was $97.55, up from $82.85 a year ago. The trailing 12-month default rate rose from 2.02% on an issuer-count basis in March 2020 to 3.56% in March 2021.

6	DoubleLine Funds Trust

(Unaudited) March 31, 2021

•	U.S. High Yield (U.S. HY)

For the 12-month period ended March 31, 2021, the Bloomberg Barclays US Corporate High Yield Index returned 23.72%. Intermediate-maturity bonds returned 22.37%, underperforming long-maturity bonds, which returned 42.35%, as measured by the index. Bonds rated CCC outpaced those with higher ratings, returning 33.33%, while bonds rated BB returned 22.44%, and bonds rated B returned 21.59%, as measured by the index. Notable outperformers by industry were independent energy, oil field services and midstream energy. Notable underperformers were cable and satellite, health insurance and wireless.

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ended March 31, 2021, the collateralized loan obligation market priced $114.4 billion in new issuance across 264 deals. Refinancing and reset activity totaled $76.2 billion, with 2021’s first quarter volume accounting for 90% of that total. While issuance had a slow start due to broader market uncertainty at the beginning of the 12-month period, it recovered in a big way, with March 2021 breaking February 2021’s record for total monthly issuance. Spreads across the capital structure tightened considerably as they recovered from the peak wides experienced due to the COVID-19-stoked volatility at the start of the 12-month period. The J.P. Morgan Collateralized Loan Obligation Total Return Level Index returned 12.93% for the period.

•	Global Equities

For the 12-month period ended March 31, 2021, global equities were up 55.35%, as measured by the Morgan Stanley Capital International All Country World Index (MSCI ACWI). U.S. equities performed in line with the MSCI ACWI, with the S&P 500® Index returning 56.33%. European equities underperformed the MSCI ACWI, with the Euro Stoxx 50 Index returning 44.38%. Asian equity markets had mixed results, with Japanese equities up 56.62%, as measured by the Nikkei 225 Index. Chinese equities were up only 28.10%, as measured by the Shanghai Stock Exchange Composite Index. Emerging markets equities rose 58.85%, as measured by the Morgan Stanley Capital International Emerging Markets Index.

•	Commodities

For the 12-month period ended March 31, 2021, the broader commodity market spiked, with the S&P GSCI up 50.07% and the Bloomberg Commodity Index up 34.90%. As measured by the S&P GSCI, the best-performing sector was energy, which rallied 67.44% from the pandemic-induced collapse, with unleaded gas leading the way (+203.87%). Industrial metals also surged, up 51.74%, as the world economy shifted toward recovery, with bellwether copper up 76.83%. The agriculture sector grew a strong 34.33%, led by soybeans (+57.86%) and corn (+51.52%). Precious metals was the worst performer but still appreciated 8.82%, with silver (+67.41%) strongly outperforming gold (+4.27%).

•	Infrastructure Debt

For the 12-month period ended March 31, 2021, infrastructure-related debt produced large, positive total returns as the sector steadily recovered from the March 2020 sell-off. Infrastructure assets were directly impacted by the early days of the pandemic as global transportation, shipping and energy-related entities experienced sharply lower business activity. However, the announcements in November of several highly effective COVID-19 vaccines accelerated recovery for some of the most-troubled fixed income credit assets. From then on, aviation and shipping assets served as strong drivers of infrastructure returns as secondary trading volumes increased and new issuance resumed. In another potentially impactful event for the sector, the Biden administration announced in March its formal plans for roughly $2.25 trillion in American infrastructure spending over eight years. The progress and ultimate execution of the plan will be closely watched by infrastructure debt investors and, if passed, we would expect it to lead to opportunities in this asset class.

•	Asset-Backed Securities (ABS)

For the 12-month period ended March 31, 2021, asset-backed securities (ABS) delivered strong overall performance as the market gradually recovered from the liquidity and credit concerns stemming from the initial COVID-19 sell-off. As is typical for the early stages of an economic recovery, the U.S. Treasury yield curve steepened significantly during the period, with 10- and 30-year yields rising by over 100 basis points. The ABS market generally responded well, with the Bloomberg Barclays US Asset-Backed Securities Index returning 4.57% and the ICE Bank of America U.S. Fixed-Rate Miscellaneous Asset-Backed Securities Index returning 11.02%. The Bloomberg Barclays US Aggregate Bond Index, which did not experience as large of an initial drawdown in March 2020, returned 0.71% for the 12-month period as the bond market sell-off in the first quarter of 2021 weighed on the longer-duration exposures in the index. In terms of capital market activity, ABS issuers in the 12-month period delivered roughly $218 billion in new issues.

Annual Report	|	March 31, 2021	7

Financial Markets Highlights (Cont.)

•	U.S. Large Cap Equities

For the 12-month period ended March 31, 2021, the broader U.S. equity market rebounded dramatically, with the S&P 500® Index up 56.35% and the Dow Jones Industrial Average up 53.78%. The Russell 2000 Index, which tracks small caps, rebounded a massive 94.85% while the Russell 1000 Value Index, which tracks value stocks, rose 56.09%. As measured by the S&P GSCI, the best-performing sectors were energy (+78.21%) and materials (+78.27%). The worst performers were utilities (+19.42%) and consumer staples (+28.79%).

•	Government Securities

The 12-month period ended March 31, 2021, was eventful and starkly different than the final weeks of the prior fiscal year. By the end of March 2020, the economy and the U.S. Treasury market was fully engulfed by the COVID-19 pandemic era. The last weeks of the prior fiscal year had seen the start of the historically sharp recession and an equally historic upheaval in the Treasury market. The 10-year Treasury yield nosedived from 1.62% on Feb. 13 to an all-time intraday low of 0.31% on March 9 and then moved as high as 1.27% just 10 days later. By the end of March 2020, the Trump administration and Congress had responded with the $2.2 trillion Coronavirus Aid, Relief, and Economic Security Act (CARES) Act. The Federal Reserve responded with rate cuts, unlimited repo financing and an unprecedented asset purchase program. By March 31, 2020, the Treasury market had stabilized, and the next six months were relatively calm. Treasury issuance headed higher as the federal government laid plans to pay for pandemic assistance programs. The 10-year yield closed at 0.50% on Aug. 4 and then began a steady rise, with the yield curve steepening. By December 31, the 10-year yield had risen to 0.91%. The yield rise accelerated in January 2021 when the Democrats took control of the Senate. Federal fiscal support grew with the implementation of several economic stimulus and pandemic support measures. The Fed was steadfast in adhering to a policy of monetary accommodation even as economic growth quickened and inflation expectations rose through the first quarter of 2021. The Bloomberg Barclays US Treasury Index returned a negative 4.43% over the 12-month period ended March 31, 2021. The index returned a negative 4.25% over the three-month period ended March 31 – the worst three-month return since 1980.

8	DoubleLine Funds Trust

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2021

DoubleLine Total Return Bond Fund

For the 12-month period ended March 31, 2021, the DoubleLine Total Return Bond Fund outperformed the benchmark Bloomberg Barclays US Aggregate Bond Index return of 0.71%. The outperformance was primarily driven by duration positioning and an overweight position in securitized credit relative to the index. The Fund’s average duration of 3.6 years remained shorter than the index’s 6.1 years, which caused a boost to performance as five-year U.S. Treasury rates rose 56 basis points (bps), 10-year rates rose 107 bps and 30-year rates rose 109 bps in the period. Securitized credit sectors owned within the Fund outperformed investment grade corporate bonds within the index. The securitized credit sectors included non-Agency residential mortgage-backed securities, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). As measured by the index, CMBS, up 16.7%, and ABS, up 17.9%, were the top-performing credit sectors for the Fund during the period.

12-Month Period Ended 3-31-21	12-Months

I-Share	3.32%

N-Share	3.06%

R6-Share	3.38%

Bloomberg Barclays US Aggregate Bond Index*	0.71%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

For the 12-month period ended March 31, 2021, the DoubleLine Core Fixed Income Fund outperformed the benchmark Bloomberg Barclays US Aggregate Bond Index return of 0.71%. The outperformance was primarily driven by an overweight position in nontraditional credit sectors and duration positioning relative to the index. Nontraditional credit sectors owned within the Fund outperformed investment grade corporate bonds within the index. Those nontraditional sectors included non-Agency residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, collateralized loan obligations (CLOs), bank loans, U.S. high yield corporate bonds and emerging markets (EM) debt. CLOs, up 27.6%, and EM debt, up 25.5%, were the top-performing credit sectors in the Fund. The Fund’s average duration of 4.8 years remained shorter than the index’s 6.1 years, which contributed to outperformance as five-year Treasury rates rose 56 basis points (bps), 10-year rates rose 107 bps and 30-year rates rose 109 bps.

12-Month Period Ended 3-31-21	12-Months

I-Share	6.94%

N-Share	6.67%

R6-Share*	7.07%

Bloomberg Barclays US Aggregate Bond Index**	0.71%

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

For the 12-month period ended March 31, 2021, the DoubleLine Emerging Markets Fixed Income Fund outperformed the benchmark J.P. Morgan Emerging Markets Bond Index Global Diversified return of 16.00%. The strong returns across the Fund and index were driven by substantial credit spread tightening over the year despite the higher U.S. Treasury yields toward the last quarter. Over the 12-month period, high yield (HY) credit outperformed investment grade credit, and Africa was by far the best-performing region in the index. An underweight allocation to HY credit and underweight positioning in African countries detracted from Fund performance relative to the index. Strong security selection in Latin America and overweight positioning in corporate issuers, which outperformed their sovereign counterparts in the index, contributed to the Fund’s relative performance.

12-Month Period Ended 3-31-21	12-Months

I-Share	24.72%

N-Share	24.38%

J.P. Morgan Emerging Markets Bond Index Global Diversified*	16.00%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	|	March 31, 2021	9

Management’s Discussion of Fund Performance (Cont.)

DoubleLine Multi-Asset Growth Fund

For the 12-month period ended March 31, 2021, the DoubleLine Multi-Asset Growth Fund underperformed its benchmark indexes. The Fund’s equity sleeve underperformed global equities, which were up 55.35%, as measured by the benchmark Morgan Stanley Capital International All Country World Index (MSCI ACWI). An underweight position in equities relative to the MSCI ACWI was the main driver of the underperformance while exposure to the Shiller Barclays CAPE® U.S. Sector Total Return USD Index (achieved through swaps), U.S. small caps and Chilean equities contributed to performance. The fixed income sleeve contributed positively to relative performance, with an overweight exposure to securitized credit and underweight in duration leading to outperformance versus the benchmark Bloomberg Barclays Global Aggregate Index. Investments in real assets detracted from relative performance as well, driven by a systematic long/short commodity strategy, which was executed through the use of swap contracts.

12-Month Period Ended 3-31-21	12-Months

I-Share	29.01%

A-Share*

Without Load**	28.63%

With	23.22%

S&P 500® Index***	56.35%

Blended Benchmark USD Unhedged****	32.72%

Blended Benchmark USD Hedged****	31.19%

*

Performance data shown for the Multi-Asset Growth Fund With Load reflect the Class A maximum sales charge of 4.25%. The Multi-Asset Growth Fund imposes a deferred sales charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. Performance data shown for the Class A Without Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data does not reflect the deferred sales charge. If it had, returns would have been reduced.

**

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

***	Reflects no deduction for fees, expenses, or taxes.

****

The Blended Benchmark USD Unhedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%) hedged to USD. These indices reflect no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

For the 12-month period ended March 31, 2021, the DoubleLine Low Duration Bond Fund outperformed the benchmark ICE Bank of America 1-3 Year U.S. Treasury Index return of 0.24%. While the outperformance was primarily driven by an overweight position relative to the index in nontraditional credit sectors, every sector of the Fund delivered positive returns. Nontraditional credit sectors owned within the Fund outperformed U.S. Treasury bonds within the index. The nontraditional sectors included non-Agency residential mortgage-backed securities, commercial mortgage-backed securities (CMBS), asset-backed securities, collateralized loan obligations, bank loans and emerging markets (EM) debt. CMBS, up 14.5%, and EM debt, up 9.9%, were the top-performing credit sectors for the Fund. Treasury yields along the short and medium segments of the curve steepened substantially, with the two-year yield falling 9 basis points (bps) and the five-year yield increasing 56 bps. Interest rates steepened partly in response to the market repricing credit risk in light of sizable government stimulus packages, declining COVID-19 cases and vaccination rollouts across the globe.

12-Month Period Ended 3-31-21	12-Months

I-Share	7.08%

N-Share	6.82%

R6-Share	7.12%

ICE Bank of America 1-3 Year U.S. Treasury Index*	0.24%

Bloomberg Barclays US Aggregate 1-3 Year Bond Index*	1.19%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Floating Rate Fund

For the 12-month period ended March 31, 2021, the DoubleLine Floating Rate Fund underperformed the benchmark S&P/LSTA Leveraged Loan Index return of 20.71%. The Fund generally maintained an overweight position relative to the index in credits rated B, and underweight positions in

10	DoubleLine Funds Trust

(Unaudited) March 31, 2021

credits rated BB and CCC. Loans rated BB underperformed the index while loans rated B and CCC outperformed. Fund performance benefited from underexposure to BB loans and overexposure to B loans while the underweight position in CCC loans detracted from returns. However, a bias toward higher-quality credits among B names was a headwind for performance given that riskier names had a sharper rally. On a sector basis, the Fund’s relative performance benefited from overweight exposures to healthcare, and business equipment and services while overweight positions in food products and electronics/electrical detracted from performance. Underweight exposures to automotive, and lodging and casinos hurt relative performance while underweight positions in telecom and utilities helped relative performance. The Fund’s exposure to high yield bonds was a performance drag given that these bonds had a higher-quality tilt that lagged the recovering market.

12-Month Period Ended 3-31-21	12-Months

I-Share*	16.95%

N-Share*	16.73%

S&P/LSTA Leveraged Loan Index**	20.71%

*

The Floating Rate Fund imposes a 1.00% Redemption Fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

**	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

In the 12 months ending March 31, 2021, the DoubleLine Shiller Enhanced CAPE® outperformed the S&P 500® Index return of 56.35%. During the period, the Shiller Barclays CAPE® U.S. Sector Total Return USD Index, to which the Fund gained exposure through the use of swap contracts, was allocated to eight sectors: consumer staples, communications, financials, healthcare, industrials, materials, technology and real estate. The fixed income portfolio increased in value, with all sectors contributing positively. The three fixed income sectors with the highest returns were: commercial mortgage-backed securities, bank loans and asset-backed securities.

12-Month Period Ended 3-31-21	12-Months

I-Share	70.87%

N-Share	70.45%

R6-Share	70.82%

S&P 500® Index*	56.35%

Shiller Barclays CAPE® U.S. Sector Total Return USD Index*	60.28%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Flexible Income Fund

For the 12-month period ended March 31, 2021, the DoubleLine Flexible Income Fund outperformed the benchmark ICE Bank of America 1-3 Year Eurodollar Index return of 4.28%. The U.S. Treasury yield curve steepened during the period as the two-year yield fell 9 basis points (bps) and the 10-year yield rose 107 bps. Every sector of the Fund delivered positive returns, with the exception of U.S. Treasuries, as accommodative monetary policies, record fiscal stimulus and the rollout of COVID-19 vaccines contributed to investors’ risk appetite. The top-performing sectors in the Fund included collateralized loan obligations, high yield credit and emerging markets debt. Treasuries and Agency mortgage-backed securities represented the weakest performers. The Fund reduced its allocations to Treasuries and developed markets sovereign bonds in favor of securitized credit, which presented attractive value.

12-Month Period Ended 3-31-21	12-Months

I-Share	19.59%

N-Share	19.43%

R6-Share	19.78%

ICE BofA 1-3 Year Eurodollar Index*	4.28%

LIBOR USD 3 Month*	0.37%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	|	March 31, 2021	11

Management’s Discussion of Fund Performance (Cont.)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

For the 12-month period ended March 31, 2021, the DoubleLine Low Duration Emerging Markets Fixed Income Fund underperformed the benchmark J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD) 1-3 Year return of 14.12%. The largest detractor from performance was the Fund’s underweight positioning relative to the index in high yield credits, which outperformed their investment grade counterparts. The Fund’s overweight positioning in sovereign credits, which underperformed their corporate counterparts in the index, and overweight positioning in Asian credits, the lowest-performing region in the index, also detracted from performance.

12-Month Period Ended 3-31-21	12-Months

I-Share	8.33%

N-Share	7.94%

J.P. Morgan CEMBI BD 1-3 Year*	14.12%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Long Duration Total Return Bond Fund

For the 12-month period ended March 31, 2021, the DoubleLine Long Duration Total Return Bond Fund underperformed the benchmark Bloomberg Barclays US Long Government/Credit Index return of negative 2.05%. The primary drivers of underperformance were underexposure to corporate bonds and overexposure to longer-duration U.S. Treasuries relative to the index. The Bloomberg Barclays US Long Credit Index returned 8.9% as easy monetary policy allowed many corporations to repair their balance sheets and borrow with a relatively low cost of debt. Relatively cheap financing costs coupled with higher economic growth prospects contributed to tighter corporate bond spreads. The Fund’s overweight position to Agency mortgage-backed securities contributed to performance but underperformed the corporate credit component of the index. Additionally, the exposure to Treasuries within the Fund carried a longer duration than that of the Bloomberg Barclays US Long Government/Credit Index, which detracted from performance as 10-year Treasury rates rose 107 basis points (bps) and 30-year Treasury rates rose 109 bps. On average, the Fund maintained a duration of 16.7 years compared to the index’s 16.6 years during the reporting period.

12-Month Period Ended 3-31-21	12-Months

I-Share	-12.24%

N-Share*	-12.46%

Bloomberg Barclays US Long Government/Credit Index**	-2.05%

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Strategic Commodity Fund

For the 12-month period ended March 31, 2021, the DoubleLine Strategic Commodity Fund outperformed the benchmark Bloomberg Commodity Index return of 35.04%. The fund had exposure to both the Morgan Stanley Backwardation Focused Multi-Commodity Index (beta exposure), which the Fund gained exposure to through the use of swap contracts, and the DoubleLine Commodity Long-Short Strategy (DCLS) (alpha exposure), a systematic long/short commodity strategy implemented through swap contracts. The beta exposure outperformed the BCOM while the alpha exposure underperformed. The Fund’s use of derivative instruments to gain exposure to commodities facilitated investment of the Fund’s remaining assets in U.S. Treasuries, which added incremental return.

12-Month Period Ended 3-31-21	12-Months

I-Share	39.07%

N-Share	38.57%

Bloomberg Commodity Index*	35.04%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

12	DoubleLine Funds Trust

(Unaudited) March 31, 2021

DoubleLine Global Bond Fund

For the 12-month period ended March 31, 2021, the DoubleLine Global Bond Fund underperformed the benchmark FTSE World Government Bond Index return of 1.82%. Global government bond yields generally increased over the period, and yield curves steepened, especially over the first quarter of 2021. In addition, the U.S. dollar fell against most of its G-10 peers in the 12-month period, as tracked by the U.S. Dollar Index. The Fund utilized currency-forward contracts to hedge currency risk. In contrast to the index, the Fund benefited from its shorter duration, an underweight position in the U.S. as well as overweight positions in New Zealand, South Africa, Mexico and the Czech Republic. The Fund’s performance was hurt by its cash balance and underweight positioning in Europe, particularly Italy.

12-Month Period Ended 3-31-21	12-Months

I-Share	1.59%

N-Share	1.30%

FTSE World Government Bond Index*	1.82%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Infrastructure Fund

For the 12-month period ended March 31, 2021, the DoubleLine Infrastructure Income Fund outperformed the benchmark Bloomberg Barclays US Aggregate Bond Index return of 0.71%. The primary drivers of outperformance were asset allocation and duration positioning relative to the index. Asset allocation bolstered returns because the Fund maintained a larger allocation to global transportation and shipping assets, which rebounded sharply after news of several highly effective COVID-19 vaccines was announced in November 2020. Duration positioning also contributed to performance because the Fund maintained a much shorter duration than the index over the reporting period, during which 10-year U.S. Treasury rates rose by over 100 basis points. Fund exposure to assets that detracted from performance included long-duration corporate exposures to telecom and utility entities.

12-Month Period Ended 3-31-21	12-Months

I-Share	12.73%

N-Share	12.45%

Bloomberg Barclays US Aggregate Bond Index*	0.71%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Ultra Short Bond Fund

For the 12-month period ended March 31, 2021, the DoubleLine Ultra Short Bond Fund outperformed the benchmark ICE Bank of America 3-Month U.S. Treasury Bill Index return of 0.12%. The three-month U.S. Treasury yield decreased to 0.02% while the three-month London Interbank Offered Rate decreased to 0.19%. Within the Fund, corporate credit outperformed three-month U.S. Treasuries, with corporate spreads tightening, as measured by the Bloomberg Barclays US 1-3 Year Credit Index. The positive performance of the Fund’s corporate credit position was due to the Fund being overweight in commercial paper and floating rate notes relative to the index. Treasury bills underperformed the corporate credit rally following the COVID-19-spurred sell-off at the beginning of the period.

12-Month Period Ended 3-31-21	12-Months

I-Share	2.91%

N-Share	2.65%

ICE BofA 3-Month U.S. Treasury Bill Index*	0.12%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced International CAPE®

In the 12 months ending March 31, 2021, the DoubleLine Shiller Enhanced International CAPE® outperformed the broad European equity market as measured by the benchmark Morgan Stanley Capital International (MSCI) Europe Net Total Return USD Index return of 44.95%. The Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (“the CAPE Index”), to which the Fund gained exposure through the use of swap contracts, was allocated to seven sectors: communication services, consumer discretionary, consumer staples, healthcare, industrials,

Annual Report	|	March 31, 2021	13

Management’s Discussion of Fund Performance (Cont.)

materials, and financials plus real estate. The fixed income portfolio increased in value, with all sectors contributing positively. The three fixed income sectors with the highest returns were commercial mortgage-backed securities, bank loans and non-Agency mortgage-backed securities.

12-Month Period Ended 3-31-21	12-Months

I-Share	65.24%

N-Share	64.90%

MSCI Europe Net Total Return USD Index*	44.95%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Colony Real Estate and Income Fund

For the 12-month period ended March 31, 2021, the DoubleLine Colony Real Estate and Income Fund outperformed the benchmark Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index return of 36.66%. Exposure to the REIT sector of the U.S. equity market was obtained through the use of swap contracts to the Colony Capital Fundamental U.S. Real Estate Index, which increased 27.81%. The fixed income portion of the Fund increased in value during the reporting period, with asset-backed securities, collateralized loan obligations and investment grade corporate bonds the three best-performing sectors.

12-Month Period Ended 3-31-21	12-Months

I-Share	37.15%

N-Share	37.12%

Dow Jones U.S. Select REIT Total Return Index*	36.66%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Local Currency Bond Fund

For the 12-month period ended March 31, 2021, the DoubleLine Emerging Markets Local Currency Bond Fund underperformed the benchmark J.P. Morgan Government Bond Index Emerging Markets (GBI-EM) Global Diversified return of 13.03%. Returns for the Fund were partially driven by foreign currency appreciation against a generally weakening U.S. dollar as well as falling global yields. The largest detractors of performance were the Fund’s cash balance, underweight positioning in South Africa and overweight positioning in Russia relative to the index. Underweight positioning in Turkey, Thailand and Brazil contributed to performance.

12-Month Period Ended 3-31-21	12-Months

I-Share	10.60%

N-Share	10.24%

J.P. Morgan GBI-EM Global Diversified Index*	13.03%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Income Fund

For the 12-month period ended March 31, 2021, the DoubleLine Income Fund outperformed the benchmark Bloomberg Barclays US Aggregate Bond Index return of 0.71%. The outperformance was primarily driven by asset allocation, with structured fixed-income sectors experiencing substantial credit spread tightening, particularly in lower-rated tranches. The Fund’s shorter duration compared to the index contributed to outperformance as the U.S. Treasury curve steepened. The best-performing sectors were asset-backed securities and commercial mortgage-backed securities as economic industries recovered that were acutely impacted by the pandemic, such as hospitality, retail and travel. Non-Agency residential mortgage-backed securities delivered positive returns as credit fundamentals improved against a robust housing market. Collateralized loan obligations (CLOs) also marked positive returns, with the sector rallying on the back of improved quarterly corporate earnings. As Treasury yields rose, the market favored floating-rate assets, also benefitting CLOs.

14	DoubleLine Funds Trust

(Unaudited) March 31, 2021

An underweight allocation to Treasuries and Agency mortgage-backed securities relative to the index contributed to the Fund’s outperformance as so-called “safe-haven” assets took a back seat while the market shifted toward riskier credit products.

12-Month Period Ended 3-31-21	12-Months

I-Share	19.70%

N-Share	19.67%

Bloomberg Barclays US Aggregate Bond Index*	0.71%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Multi-Asset Trend Fund

Since the inception date of Feb. 26 to March 31, 2021, the DoubleLine Multi-Asset Trend Fund underperformed the benchmark Credit Suisse Managed Futures Liquid Total Return U.S. Dollar Index return of 1.08%. The underperformance was driven in part by the Fund’s investments in commodities through exposure to the BNP Paribas Multi-Asset Trend Index, which was achieved through the use of swap contracts, as commodities generally ended the period lower. The Fund’s underlying fixed income portfolio generated slightly negative returns as the increase in interest rates across the intermediate-duration component of the U.S. Treasury curve more than offset spread tightening within the Fund’s structured credit exposure.

Since Inception Period Ended 3-31-21	Since Inception (February 26, 2021)

I-Share	-1.15%

N-Share	-1.17%

Credit Suisse Managed Futures Liquid Total Return USD Index*	1.08%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2021, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

A Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain a Fund’s current prospectus and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

Mutual fund investing involves risk. Principal loss is possible.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities (or derivatives which give exposure to foreign securities) which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more than the amount invested. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Equities may decline in value due to both real and perceived general market, economic, and industry conditions. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others. In addition, the Funds may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

Annual Report	|	March 31, 2021	15

Management’s Discussion of Fund Performance (Cont.)

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of the fund’s future performance.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Credit ratings are determined by the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Index Disclaimers

Shiller Barclays CAPE® Index Disclaimers

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer, sponsor or promoter of DoubleLine Shiller Enhanced CAPE® or DoubleLine Shiller Enhanced International CAPE® (together, in this paragraph, the “Funds”) and Barclays has no responsibilities, obligations or duties to investors in the Funds. The Shiller Barclays CAPE® US Sector TR USD Index and Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (each an “Index” and together the “Indices”) consist of the respective trademarks of Barclays Bank PLC and trademarks owned by or licensed to RSBB-I, LLC and Barclays Bank PLC and that are licensed for use by DoubleLine Funds Trust as the Issuer of the Funds. Barclays’ only relationship with the Issuer in respect of the Indices is the licensing of these trademarks and the Indices which are determined, composed and calculated by Barclays without regard to the Issuer or the Funds or the owners of the Funds. Additionally, DoubleLine Capital LP may for the Funds execute transaction(s) with Barclays in or relating to the Funds’ respective Index in connection with which investors of one of the Funds acquire shares of their respective Fund from DoubleLine Funds Trust and investors neither acquire any interest in that Fund’s respective Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in that Fund. The Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Funds’ names or the Indices with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the shares of the Funds to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the Funds or any other third party into consideration in determining, composing or calculating the Indices. Barclays has no obligation or liability in connection with administration, marketing or trading of the Funds. The licensing agreement between DoubleLine Funds Trust and Barclays is solely for the benefit of the Funds and Barclays and not for the benefit of the owners of the Funds, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE USE OF THE DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, OR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE DOUBLELINE SHILLER ENHANCED CAPE® OR DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE®.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

THE SHILLER BARCLAYS CAPE® US INDEX FAMILY AND SHILLER BARCLAYS CAPE® EUROPE INDEX FAMILY HAVE BEEN DEVELOPED IN PART BY RSBB-I, LLC, THE RESEARCH PRINCIPAL OF WHICH IS ROBERT J. SHILLER. RSBB-I, LLC IS NOT AN INVESTMENT ADVISER AND DOES NOT GUARANTEE THE ACCURACY AND COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US INDEX FAMILY OR THE SHILLER BARCLAYS CAPE® EUROPE INDEX FAMILY OR ANY DATA OR METHODOLOGY EITHER INCLUDED THEREIN OR UPON WHICH THEY ARE BASED. RSBB-I, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN AND MAKES NO WARRANTIES EXPRESSED OR IMPLIED, AS TO THE PERFORMANCE OR RESULTS EXPERIENCED BY ANY PARTY FROM THE USE OF ANY INFORMATION INCLUDED THEREIN OR UPON WHICH IT IS BASED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO, AND SHALL NOT BE LIABLE FOR ANY CLAIMS OR LOSSES OF ANY NATURE IN CONNECTION WITH THE USE OF SUCH INFORMATION, INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR PUNITIVE OR CONSEQUENTIAL DAMAGES EVEN IF RSBB-I, LLC IS ADVISED OF THE POSSIBILITY OF SAME.

Morgan Stanley Index Disclaimers

NOTHING IN THE FOLLOWING DISCLAIMER IS INTENDED TO MODIFY THE OBLIGATIONS OF ANY MORGAN STANLEY AFFILIATE, INCLUDING WITHOUT LIMITATION, MORGAN STANLEY SMITH BARNEY LLC (“MSSB”), UNDER ANY APPLICABLE AGREEMENT BETWEEN ANY SUCH AFFILIATE AND ITS RESPECTIVE CLIENTS WHO PURCHASE DOUBLELINE STRATEGIC COMMODITY FUND (“FUND”) SHARES THROUGH SUCH AFFILIATE.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL GROUP INC. (“MORGAN STANLEY”). NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS (WHICH FOR PURPOSES OF THIS DISCLAIMER INCLUDES WITHOUT LIMITATION ICE DATA, LLP, CHICAGO MERCANTILE EXCHANGE INC., AND THE LONDON METAL EXCHANGE) OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND OR THE ABILITY OF THE MORGAN STANLEY BFMCISM (THE “INDEX”) TO TRACK MARKET PERFORMANCE. THE INDEX IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY. MORGAN STANLEY AND THE INDEX ARE SERVICE MARKS OF MORGAN STANLEY AND/OR A MORGAN STANLEY AFFILIATE AND HAVE BEEN LICENSED TO DOUBLELINE ALTERNATIVES LP FOR USE FOR CERTAIN PURPOSES BY DOUBLELINE ALTERNATIVES LP (“LICENSEE”). MORGAN STANLEY HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE, ISSUER OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND OR ITS ASSETS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAS OR WILL HAVE ANY OBLIGATION OR LIABILITY TO OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THIS FUND.

16	DoubleLine Funds Trust

(Unaudited) March 31, 2021

ALTHOUGH MORGAN STANLEY OR ITS AGENTS OR SERVICE PROVIDERS SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF OR INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND DO HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY AGENT OF MORGAN STANLEY OR ANY MORGAN STANLEY AFFILIATE (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MORGAN STANLEY TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS PRODUCT WITHOUT FIRST CONTACTING MORGAN STANLEY TO DETERMINE WHETHER MORGAN STANLEY’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MORGAN STANLEY WITHOUT THE PRIOR WRITTEN PERMISSION OF MORGAN STANLEY.

As part of the license agreements related to the use of the Colony Capital Fundamental US Real Estate Index, the DoubleLine Colony Real Estate and Income Fund is required to include the following disclaimers in its Prospectus. The following disclaimers have been provided by Colony Capital, Inc. and Barclays Bank PLC, respectively. Neither the DoubleLine Colony Real Estate and Income Fund nor the Adviser has verified the information in these disclaimers and both the Fund and the Adviser disclaim responsibility for the content of these disclaimers.

Colony Capital, Inc.

The Colony Capital Fundamental US Real Estate Index (the “Index”) has been licensed by Barclays for use by DoubleLine Alternatives LP. Colony Capital is a registered trademark of Colony Capital QIS, LLC or its affiliates and has been sub-licensed for use for certain purposes by DoubleLine Alternatives LP. DoubleLine Colony Real Estate and Income Fund (the “Fund”) is not sponsored, endorsed, sold, or promoted by Colony Capital QIS, LLC or any of its affiliates. Neither Colony Capital QIS, LLC nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track market performance. Colony Capital QIS, LLC’s and its affiliates’ only relationship to DoubleLine Alternatives LP with respect to the Index is through the sublicensing of certain rules incorporated in the Index and certain trademarks, service marks, and/ or trade names owned by Colony Capital QIS, LLC and its affiliates through Barclays and/or its affiliates to DoubleLine Alternatives LP. The Index is not determined, composed, or calculated by Colony Capital QIS, LLC. Neither Colony Capital QIS, LLC nor its affiliates are responsible for and have not participated in the determination of the prices or amount of shares of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered, or redeemed, as the case may be. Colony Capital QIS, LLC and its affiliates have no obligation or liability in connection with the administration, marketing, or trading of the Fund. There is no assurance that investment products based on the Index shall accurately track index performance or provide positive investment returns. Colony Capital QIS, LLC and its affiliates are not investment advisors with respect to investors in the Fund. Inclusion of a security within an index is not a recommendation by Colony Capital QIS, LLC or its affiliates to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER COLONY CAPITAL QIS, LLC NOR ITS AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE INDEX, ANY DATA RELATED THERETO, OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS WITH RESPECT THERETO AND LICENSOR AND ITS AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. COLONY CAPITAL QIS, LLC AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR USE, OR AS TO RESULTS TO BE OBTAINED BY DOUBLELINE ALTERNATIVES LP, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL LICENSOR OR ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR FOR LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Bank PLC

©Barclays Bank PLC, its wholly-owned subsidiary ©Barclays Capital Inc. or an affiliate (collectively “Barclays”) owns the intellectual property and licensing rights in and to the Colony Capital Fundamental US Real Estate Index (the “Index”) and either entity may act as licensor of the Index. All rights reserved. Neither Barclays nor the Index Sponsor, as defined below, make any representation or warranty, express or implied, to DoubleLine Colony Real Estate and Income Fund (the “Fund”) or any member of the public regarding the advisability of investing in transactions generally or other instruments or related derivatives or in the Index particularly or the ability of the Barclays indices, including without limitation, the Index, to track the performance of any market or underlying assets or data. Neither Barclays nor the Index Sponsor has any obligation to take the needs of the Fund into consideration in determining, composing or calculating the Index. Barclays’ indices are administered, calculated and published by the Index Sponsor. The Index Sponsor role is performed by Barclays Index Administration (“BINDA”), a distinct function within the Investment Bank of Barclays Bank PLC. As the administrator of the Barclays family of indices, BINDA operates independently from Barclays Investment Bank’s sales, trading, structuring and banking departments. Notwithstanding the foregoing, potential conflicts of interest may exist where: (i) Barclays acts in multiple capacities with respect to a particular Barclays index, including but not limited to functioning as index sponsor, index administrator, calculation agent, licensing agent, and/or publisher; (ii) sales, trading or structuring desks in Barclays Investment Bank launch products linked to the performance of a Barclays index, which are typically hedged by Barclays’ trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index; and (iii) Barclays may use price contributions from trading desks in Barclays Investment Bank as a pricing source for a Barclays index. Barclays has in place policies and governance procedures (including separation of reporting lines) that are designed to avoid or otherwise appropriately manage such conflicts of interest and ensure the independence of BINDA and the integrity of Barclays indices. Where permitted and subject to appropriate restrictions, BINDA personnel regularly interact with trading and structuring desk personnel in Barclays Investment Bank regarding current market conditions and prices although decisions made by BINDA are independent and not influenced by trading and structuring desk personnel. Additional information about Barclays indices together with copies of the BINDA IOSCO Compliance Statement and Control Framework are available at: https://index.barcap.com/Home/BINDA. The Index Sponsor is under no obligation to continue the calculation, publication and dissemination of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market, regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index.

BARCLAYS AND THE INDEX SPONSOR DO NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS OR TRADERS, AS THE CASE MAY BE, OF THE FUND OR TO THIRD PARTIES FOR, THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BARCLAYS INDICES, OR ANY DATA INCLUDED THEREIN, OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BARCLAYS INDICES. BARCLAYS AND THE INDEX SPONSOR MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS INDICES, INCLUDING WITHOUT LIMITATION, THE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS OR THE INDEX SPONSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY LAW.

BNP Paribas Multi-Asset Trend Index Disclaimers

The BNP Paribas Multi-Asset Trend Index (the “Index”) is the exclusive property of BNP Paribas, the Index sponsor and Index calculation agent (the “Index Sponsor” and the “Index Calculation Agent”). The Index Sponsor does not guarantee the accuracy and/or completeness of the composition, calculation, publication and adjustment of the Index,

Annual Report	|	March 31, 2021	17

Management’s Discussion of Fund Performance (Cont.)

any data included therein, or any data on which it is based, and the Index Sponsor shall have no liability for any errors, omissions, or interruptions therein. The Index Sponsor makes no warranty, express or implied, as to results to be obtained from the use of the Index. The Index Sponsor makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Sponsor have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

For the avoidance of doubt the Index and/or any account, transaction or product using the information relating to the Index, is not sponsored, endorsed, sold, or promoted by any provider of the underlying data (the “Reference Assets”) comprised in the Index (each a “Reference Asset Sponsor”) and no Reference Asset Sponsor makes any representation whatsoever, whether express or implied, either as to the results to be obtained from the use of the relevant Reference Asset or the index and/or the levels at which the relevant Reference Asset or the Index stands at any particular time on any particular date or otherwise. No Reference Asset Sponsor shall be liable (whether in negligence or otherwise) to any person for any error in a Reference Asset and/or in the Index and a Reference Asset Sponsor is under no obligation to advise any person of any error therein. No Reference Asset Sponsor is making any representation whatsoever, whether express or implied, as to the advisability of purchasing or assuming any risk in connection with the DoubleLine Multi-Asset Trend Fund managed by DoubleLine; or any product or investment strategy referencing the DoubleLine Multi-Asset Trend Fund managed by DoubleLine. No Reference Asset Sponsor shall have any liability for any act or failure to act by the Index Sponsor in connection with the calculation, adjustment or maintenance of the Index. None of the Reference Asset Sponsors or their affiliates have any affiliation with or control over the Index or the Index Sponsor or any control over the computation, composition or dissemination of the Index.

The Index Sponsor and the Index Calculation Agent shall not be held liable for any modification or change in the methodology used in calculating the index or any index components thereof (the “BNP Paribas Indices”). The Index Sponsor and the Index Calculation Agent are under no obligation to continue the calculation, publication or dissemination of the BNP Paribas Indices and shall not be held liable for any suspension or interruption in the calculation of any BNP Paribas Indices. The Index Sponsor and the Index Calculation Agent decline any liability in connection with the level of any BNP Paribas Index at any given time. None of BNP Paribas, the Index Sponsor, the Index Calculation Agent nor any of their affiliates shall be held liable for any loss whatsoever, directly or indirectly related to any BNP Paribas Index.

BNP Paribas, the Index Sponsor and the Index Calculation Agent do not guarantee the accuracy or completeness of the methodology or rules of the BNP Paribas Indices (the “BNP Paribas Index Rules”) or the calculation methods, any errors or omissions in computing or disseminating the BNP Paribas Indices, or for any use thereof, and the Index Sponsor and the Index Calculation Agent shall have no liability for any errors or omissions therein.

The BNP Paribas Index Rules are based on certain assumptions, certain pricing models and calculation methods adopted by the Index Sponsor and have certain inherent limitations. Information prepared on the basis of different models, calculation methods or assumptions may yield different results. Numerous factors may affect the analysis, which may or may not be taken into account. Therefore, the analysis of information may vary significantly from analysis obtained from other sources or market participants.

BNP Paribas, the Index Sponsor and Index Calculation Agent do not make any representation whatsoever, either as to the results to be obtained from the use of the BNP Paribas Indices, the levels of any BNP Paribas Index at any time or any use of any Index Component or the price, level or rate of any Index Component at any time.

The market data used to calculate the level of any BNP Paribas Index may be furnished by third party sources and is believed to be reliable; however, BNP Paribas, the Index Sponsor and the Index Calculation Agent make no representation or guarantee with respect to, and are under no obligation to verify, the accuracy and completeness thereof.

Alpha—Term used in investing to describe a strategy’s ability to beat the market, or its “edge.” Alpha is thus also often referred to as “excess return” or “abnormal rate of return,” which refers to the idea that markets are efficient, and so there is no way to systematically earn returns that exceed the broad market as a whole.

Barclays Capital U.S. CMBS (ERISA Only) Total Return Index—This index measures on a total return basis the performance of investment grade commercial mortgage-backed securities (CMBS). The index includes only CMBS that are compliant with the Employee Retirement Income Security Act of 1974, which will deem ERISA eligible the certificates with the first priority of principal repayment as long as certain conditions are met, including that the certificates be rated in one of the three highest categories by Fitch, Moody’s or Standard & Poor’s.

Basis Points (BPS)—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.

Bear Steepen—Widening of the yield curve caused by long-term interest rates increasing at a faster rate than short-term rates. A bear steepening is usually suggestive of rising inflationary expectations or a widespread rise in prices throughout the economy.

Beta—Measure of the volatility—or systematic risk—of a security or portfolio compared to the market as a whole.

Bloomberg Barclays Global Aggregate Index—This index is a flagship measure of global investment grade debt from 24 local currency markets. This multicurrency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers.

Bloomberg Barclays US Aggregate Bond Index—This index, known as “the Agg,” represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index—This index represents the 1-3 year component of the Bloomberg Barclays U.S. Aggregate Index.

Bloomberg Barclays US Asset-Backed Securities (ABS) Index—This index is the ABS component of the Bloomberg Barclays US Aggregate Bond Index. The ABS index has three subsectors: credit and credit cards, autos and utility.

Bloomberg Barclays US Corporate Bond Index—This index measures the investment grade, fixed-rate taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Bloomberg Barclays US Corporate High Yield (HY) Index—This index measures the U.S. dollar-denominated high yield (HY) fixed-rate corporate bond market. Securities are classified as HY if the respective middle ratings of Moody’s, Fitch and S&P are Ba1, BB+ or BB+ or below. The Bloomberg Barclays US HY Long Index, including bonds with maturities of 10 years or greater, and the Bloomberg Barclays US HY Intermediate Index, including bonds with maturities of 1 to 9.999 years, are subindexes of the Bloomberg Barclays US Corporate HY Index.

Bloomberg Barclays US Credit Index—This index is the U.S. credit component of the US Government/Credit Index. It consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC registered. The US Credit Index is the same as the former US Corporate Index.

Bloomberg Barclays US Government Bond Index—This index is the U.S. government securities component of the US Government/Credit Index. It includes investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries and government-related securities.

Bloomberg Barclays US Government/Credit Index—This index is a broad-based flagship benchmark that measures the nonsecuritized component of the Bloomberg Barclays US Aggregate Bond Index. It includes investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries, and government-related and corporate securities.

Bloomberg Barclays US Long Credit Index—This index is a specially weighted version of the Bloomberg Barclays US Credit Index, tracking the component of bonds with a maturity of 10 years or longer.

Bloomberg Barclays US Long Government Bond Index—This index is a specially weighted version of the Bloomberg Barclays US Government Bond Index, tracking the component of bonds with a maturity of 10 years or longer.

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(Unaudited) March 31, 2021

Bloomberg Barclays US Long Government/Credit Index—This index tracks the market for investment grade, U.S. dollar-denominated, fixed-rate Treasuries, and government-related and corporate securities.

Bloomberg Barclays US Mortgage-Backed Securities (MBS) Index—This index measures the performance of investment grade, fixed-rate, mortgage-backed, pass-through securities of the government-sponsored enterprises (GSEs): Federal Home Loan Mortgage Corp. (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Government National Mortgage Association (Ginnie Mae).

Bloomberg Barclays US 1-3 Year Credit Index—This index represents the one- to three-year component of the Bloomberg Barclays US Credit Index.

Bloomberg Barclays US Treasury Index—This index measures U.S. dollar-denominated, fixed-rate nominal debt issued by the U.S. Treasury with a remaining maturity of one year or more. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

Bloomberg Commodity (BCOM) Index—This index is calculated on an excess return basis and reflects the price movements of commodity futures. It rebalances annually, weighted two-thirds by trading volume and one-third by world production, and weight caps are applied at the commodity, sector and group levels for diversification. The roll period typically occurs from the sixth to 10th business day based on the roll schedule.

Bloomberg Commodity Total Return Index—This index tracks the Bloomberg Commodity (BCOM) Index on a total return basis.

BNP Paribas Multi-Asset Trend Index—This index is designed so that its performance reflects exposure to a diverse range of asset classes and geographic regions, weighted based on performance trends and historical volatility. These asset classes and instruments include equities, bonds, commodities, foreign exchange rates and credit default swap instruments.

Colony Capital Fundamental U.S. Real Estate Index—This rules-based index incorporates fundamental criteria originally developed by Colony Capital Inc. It is rebalanced and reconstituted quarterly by applying a systematic methodology to the universe of real estate investment trusts (REITs).

Credit Suisse Managed Futures Liquid Total Return U.S. Dollar (USD) Index—This index measures on a total return, U.S. dollar-denominated basis the performance of the Credit Suisse Managed Futures Liquid Index, which is designed to provide exposure to both up and down price trends in four broad asset classes: equities, fixed income, commodities and currencies.

Dow Jones Industrial Average (DJIA)—This index tracks 30 large publicly owned companies trading on the New York Stock Exchange and the Nasdaq.

Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index—This index tracks the performance of publicly traded REITs and REIT-like securities. It is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance might be driven by factors other than the value of real estate.

Drawdown—Peak-to-trough decline during a specific period for an investment, trading account or fund. A drawdown is usually quoted as the percentage between the peak and the subsequent trough.

Duration—Commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Euro Stoxx 50 Index—This index of 50 eurozone stocks provides a blue-chip representation of supersector leaders in the eurozone.

Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index—This index tracks the 30-year, fixed-rate mortgages component of the Freddie Mac Primary Mortgage Market Survey (PMMS).

FTSE World Government Bond Index (WGBI)—This broad index measures the performance of fixed-rate, local-currency, investment grade sovereign bonds. It is a widely used benchmark that comprises sovereign debt from more than 20 countries that is denominated in a variety of currencies.

G-10 (Group of Ten)—The G10 comprises 11 industrialized nations that meet on an annual basis, or more frequently as needed, to consult each other, debate and cooperate on international financial matters. The member countries are: Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom and the United States.

ICE Bank of America (BofA) 1-3 Year Eurodollar Index—This subindex of the ICE BofA Eurodollar Index includes all securities with a remaining term to final maturity of three years or less.

ICE Bank of America (BofA) 1-3 Year U.S. Treasury Index—This unmanaged index that tracks the performance of the direct sovereign debt of the U.S. government having a maturity of at least one year and less than three years.

ICE Bank of America (BofA) 3-Month U.S. Treasury Bill Index—This unmanaged index comprises a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

ICE Bank of America (BofA) U.S. Fixed-Rate Asset-Backed Securities (ABS) Index—This index tracks the performance of U.S. dollar-denominated, investment grade (IG), asset-backed securities publicly issued in the U.S. domestic market. Qualifying securities must have an IG rating based on an average of Moody’s, S&P and Fitch.

ICE Bank of America (BofA) U.S. Fixed-Rate Miscellaneous Asset-Backed Securities (ABS) Index—A subset of the ICE BofA U.S. Fixed-Rate ABS Index, including all ABS collateralized by anything other than auto loans, home equity loans, manufactured housing, credit card receivables and utility assets.

J.P. Morgan Collateralized Loan Obligation (CLO) Total Return Level Index—This index is a total return subindex of the J.P. Morgan Collateralized Loan Obligation Index (CLOIE), which is a market value-weighted index consisting of U.S. dollar-denominated CLOs.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—This index is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets corporate bonds. CEMBI is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD)—This index is a uniquely weighted version of the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets corporate bonds. It limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD) 1-3 Year—This index tracks corporate bonds with a maturity of one to three years and includes smaller issues and a wider array of bonds than the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated corporate bonds from emerging markets. The CEMBI is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Emerging Markets Bond Index (EMBI)—This index tracks emerging markets (EM) bonds and comprises sovereign debt and EM corporate bonds.

J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD)—This index is a uniquely weighted version of the EMBI, which tracks emerging markets (EM) bonds and comprises sovereign debt and EM corporate bonds. It limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index - Emerging Markets Global Diversified (GBI-EM GD)—This index tracks local currency bonds issued by emerging market governments and has a broader roster of countries than the GBI-EM, which limits inclusion to countries that are readily accessible and where no impediments exist for foreign investors.

Last Cash Flow (LCF)—Last revenue stream paid to a bond over a given period.

Annual Report	|	March 31, 2021	19

Management’s Discussion of Fund Performance (Cont.)

London Interbank Offered Rate (LIBOR)—Indicative average interest rate at which a selection of banks, known as the “panel banks,” are prepared to lend one another unsecured funds on the London money market.

Morgan Stanley Backwardation Focused Multi-Commodity Index (MS BFMCI)—This index comprises futures contracts selected based on the contracts’ historical backwardation relative to other commodity-related futures contracts and the contracts’ historical liquidity. The sectors represented in the index (industrial metals, energy and agricultural/livestock) have been selected to provide diversified exposure. The index is typically rebalanced annually in January.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—This market capitalization-weighted index is designed to provide a broad measure of stock performance throughout the world. It comprises stocks from 23 developed countries 24 and emerging markets.

Morgan Stanley Capital International Emerging Markets Index (MSCI EMI)—This index captures large- and midcap representation across 26 emerging markets (EM) countries. With 1,385 constituents, the index covers approximately 85% of the free-float-adjusted market capitalization in each country.

Morgan Stanley Capital International (MSCI) Europe Net Total Return USD Index—This index is a component of the MSCI Europe Index and measures performance on a net total return basis.

Net Asset Value (NAV)—Net value of an entity calculated as the total value of the entity’s assets minus the total value of its liabilities. Most commonly used in the context of a mutual fund or an exchange-traded fund (ETF), the NAV represents the per share/unit price of the fund at a specific date or time.

Nikkei 225 Index—This price-weighted index (“the Nikkei”) comprises Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

Real Assets—Physical assets that have an intrinsic worth due to their substance and properties, including precious metals, commodities, real estate, land, equipment and natural resources.

RCA Commercial Property Price Index (CPPI)—This index describes various nonresidential property types for the U.S. (10 monthly series from 2000). It is a periodic same-property, round-trip investment, price-change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

Russell 1000 Index—This index typically comprises approximately 92% of the total market capitalization of all listed stocks in the U.S. equity market and is considered a bellwether index for large-cap investing.

Russell 1000 Value Index—This index measures the performance of the large-cap value segment of the U.S. equity universe. It includes Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Index—This market capitalization-weighted index comprises 2,000 small-cap U.S. companies and is considered a bellwether index for small-cap investing.

S&P GSCI—This index (formerly the Goldman Sachs Commodity Index) measures investment in the commodity markets and commodity market performance over time.

S&P/LSTA Leveraged Loan Index—This index tracks the market-weighted performance of institutional weighted loans based on market weightings, spreads and interest payments.

S&P 500® Index—This unmanaged capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies is designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Shanghai Stock Exchange Composite Index—This capitalization-weighted index, developed in December 1990 with a base value of 100, tracks the daily performance of all A shares and B shares listed on the Shanghai Stock Exchange.

Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (European CAPE Index)—The index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages ten years of inflation adjusted earnings to account for earnings and market cycles.

Shiller Barclays CAPE® U.S. Sector Total Return USD Index—This index that incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Spread—Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings or risk.

Trepp CMBS Delinquency Rate—Monthly report published by Trepp giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

U.S. Dollar Index (DXY)—A weighted geometric mean of the U.S. dollar’s value relative to a basket of six major foreign currencies: the euro, Japanese yen, British pound, Canadian dollar, Swedish krona and Swiss franc.

Yield Curve—A line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity. There are three main types of yield curve shapes: normal (upward sloping curve), inverted (downward sloping curve) and flat.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

20	DoubleLine Funds Trust

Standardized Performance Summary	(Unaudited) March 31, 2021

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

DBLTX/DLTNX/DDTRX
DoubleLine Total Return Bond Fund Returns as of March 31, 2021	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (4-6-10 to 3-31-21)	Expense Ratio

I Share (DBLTX)	3.32%	3.53%	2.85%	4.10%	5.40%	0.49%

N Share (DLTNX)	3.06%	3.27%	2.59%	3.84%	5.15%	0.73%

R6 Share (DDTRX)[1]	3.38%	3.56%	2.86%	4.11%	5.41%	0.45%

Bloomberg Barclays U.S. Aggregate Bond Index	0.71%	4.65%	3.10%	3.44%	3.65%
DBLFX/DLFNX/DDCFX
DoubleLine Core Fixed Income Fund Returns as of March 31, 2021	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (6-1-10 to 3-31-21)	Expense Ratio

I Share (DBLFX)	6.94%	4.00%	3.46%	4.30%	4.88%	0.48%

N Share (DLFNX)	6.67%	3.74%	3.20%	4.04%	4.62%	0.73%

R6 Share (DDCFX)[2]	7.07%	4.05%	3.49%	4.32%	4.89%	0.46%

Bloomberg Barclays U.S. Aggregate Bond Index	0.71%	4.65%	3.10%	3.44%	3.47%
DBLEX/DLENX
DoubleLine Emerging Markets Fixed Income Fund Returns as of March 31, 2021	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (4-6-10 to 3-31-21)	Expense Ratio

I Share (DBLEX)	24.72%	4.96%	6.22%	5.01%	5.59%	0.90%

N Share (DLENX)	24.38%	4.65%	5.94%	4.74%	5.33%	1.15%

J.P. Morgan Emerging Markets Bond Index Global Diversified	16.00%	4.04%	5.05%	5.63%	5.89%
DMLIX/DMLAX
DoubleLine Multi-Asset Growth Fund Returns as of March 31, 2021	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (12-20-10 to 3-31-21)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DMLIX)	29.01%	4.34%	6.82%	4.43%	4.43%	1.42%	1.33%

A Share (DMLAX)[3]						1.60%	1.59%

A Share (No Load)	28.63% [13]	4.03%	6.52%	4.16%	4.15%

A Share (With Load)	23.22%	2.53%	5.60%	3.71%	3.71%

S&P 500® Index	56.35%	16.78%	16.29%	13.91%	14.25%

Blended Benchmark USD Unhedged[4]	32.72%	8.64%	9.12%	6.55%	6.89%

Blended Benchmark USD Hedged[4]	31.19%	9.32%	9.42%	7.30%	7.49%
DBLSX/DLSNX/DDLDX
DoubleLine Low Duration Bond Fund Returns as of March 31, 2021	1-Year	3-Years Annualized	5-Years Annualized		Since Inception Annualized (9-30-11 to 3-31-21)	Expense Ratio

I Share (DBLSX)	7.08%	2.81%	2.65%		2.40%	0.43%

N Share (DLSNX)	6.82%	2.55%	2.37%		2.14%	0.68%

R6 Share (DDLDX)[5]	7.12%	2.83%	2.66%		2.41%	0.40%

ICE BofA 1-3 Year U.S. Treasury Index	0.24%	2.77%	1.71%		1.22%

Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index	1.19%	2.95%	1.96%		1.52%

Annual Report	|	March 31, 2021	21

Standardized Performance Summary (Cont.)

DBFRX/DLFRX
DoubleLine Floating Rate Fund Returns as of March 31, 2021	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (2-1-13 to 3-31-21)	Expense Ratio

I Share (DBFRX)[6]	16.95%	3.20%	3.79%	3.21%	0.71%

N Share (DLFRX)[6]	16.73%	2.96%	3.52%	2.97%	0.96%

S&P/LSTA Leveraged Loan Index	20.71%	4.13%	5.28%	4.04%
DSEEX/DSENX/DDCPX
DoubleLine Shiller Enhanced CAPE® Returns as of March 31, 2021	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (10-31-13 to 3-31-21)	Expense Ratio

I Share (DSEEX)	70.87%	16.71%	17.39%	15.88%	0.56%

N Share (DSENX)	70.45%	16.44%	17.10%	15.59%	0.81%

R6 Share (DDCPX)[7]	70.82%	16.74%	17.41%	15.89%	0.50%

S&P 500® Index[8]	56.35%	16.78%	16.29%	13.90%

Shiller Barclays CAPE® U.S. Sector Total Return USD Index[8]	60.28%	17.14%	17.34%	15.44%
DFLEX/DLINX/DFFLX
DoubleLine Flexible Income Fund Returns as of March 31, 2021	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-7-14 to 3-31-21)	Expense Ratio

I Share (DFLEX)	19.59%	3.84%	4.38%	3.62%	0.74%

N Share (DLINX)	19.43%	3.58%	4.13%	3.37%	0.99%

R6 Share (DFFLX)[9]	19.78%	3.90%	4.42%	3.64%	0.69%

ICE BofA 1-3 Year Eurodollar Index	4.28%	3.65%	2.60%	2.23%

LIBOR USD 3 Month	0.37%	1.67%	1.46%	1.14%
DBLLX/DELNX
DoubleLine Low Duration Emerging Markets Fixed Income Fund Returns as of March 31, 2021	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-7-14 to 3-31-21)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLLX)	8.33%	3.91%	3.80%	3.14%	0.63%	0.59%

N Share (DELNX)	7.94%	3.64%	3.53%	2.90%	0.88%	0.84%

J.P. Morgan CEMBI Broad Diversified 1-3 Year Index	14.12%	4.99%	4.53%	3.98%
DBLDX/DLLDX
DoubleLine Long Duration Total Return Bond Fund Returns as of March 31, 2021	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-15-14 to 3-31-21)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLDX)	-12.24%	4.71%	2.76%	3.46%	0.54%	0.51%

N Share (DLLDX)	-12.46% [13]	4.48%	2.53%	3.20%	0.79%	0.76%

Bloomberg Barclays U.S. Long Government/Credit Index	-2.05%	7.14%	5.47%	5.01%
DBCMX/DLCMX
DoubleLine Strategic Commodity Fund Returns as of March 31, 2021	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (5-18-15 to 3-31-21)	Expense Ratio

I Share (DBCMX)	39.07%	-0.94%	3.65%	0.67%	1.11%

N Share (DLCMX)	38.57%	-1.20%	3.37%	0.40%	1.36%

Bloomberg Commodity Index	35.04%	-0.20%	2.31%	-2.89%
DBLGX/DLGBX
DoubleLine Global Bond Fund Returns as of March 31, 2021	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-17-15 to 3-31-21)	Expense Ratio

I Share (DBLGX)	1.59%	-0.28%	0.55%	1.47%	0.55%

N Share (DLGBX)	1.30%	-0.53%	0.30%	1.22%	0.80%

FTSE World Government Bond Index	1.82%	2.09%	2.15%	3.44%

22	DoubleLine Funds Trust

(Unaudited) March 31, 2021

BILDX/BILTX
DoubleLine Infrastructure Income Fund Returns as of March 31, 2021	1-Year	3-Years Annualized	Since Inception Annualized (4-1-16 to 3-31-21)	Expense Ratio

I Share (BILDX)	12.73%	4.78%	4.02%	0.57%

N Share (BILTX)	12.45%	4.51%	3.77%	0.82%

Bloomberg Barclays U.S. Aggregate Bond Index	0.71%	4.65%	3.11%
DBULX/DLUSX
DoubleLine Ultra Short Bond Fund Returns as of March 31, 2021	1-Year	3-Years Annualized	Since Inception Annualized (6-30-16 to 3-31-21)	Expense Ratio

I Share (DBULX)	2.91%	1.72%	1.44%	0.23%

N Share (DLUSX)	2.65%	1.54%	1.21%	0.48%

ICE BofA 3-Month U.S. Treasury Bill Index	0.12%	1.49%	1.24%
DSEUX/DLEUX
DoubleLine Shiller Enhanced International CAPE® Returns as of March 31, 2021	1-Year	3-Years Annualized	Since Inception Annualized (12-23-16 to 3-31-21)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DSEUX)	65.24%	9.20%	10.92%	0.82%	0.67%

N Share (DLEUX)	64.90%	8.97%	10.67%	1.07%	0.92%

MSCI Europe Net Total Return USD Index[8]	44.95%	5.65%	9.42%
DBRIX/DLREX
DoubleLine Colony Real Estate and Income Fund Returns as of March 31, 2021	1-Year		Since Inception Annualized (12-17-18 to 3-31-21)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBRIX)	37.15%		8.89%	0.87%	0.64%

N Share (DLREX)	37.12%		8.74%	1.12%	0.89%

Dow Jones U.S. Select REIT Total Return Index	36.66%		7.00%
DBELX/DLELX
DoubleLine Emerging Markets Local Currency Bond Fund Returns as of March 31, 2021	1-Year		Since Inception Annualized (6-28-19 to 3-31-21)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBELX)	10.60%		-1.87%	6.25%	0.92%

N Share (DLELX)	10.24%		-2.16%	6.50%	1.17%

JPM GBI-EM Global Diversified Index	13.03%		-0.18%
DBLIX/DBLNX
DoubleLine Income Fund Returns as of March 31, 2021	1-Year		Since Inception Annualized (9-3-19 to 3-31-21)	Gross Expense Ratio	Net Expense Ratio[11]

I Share (DBLIX)	19.70%		-0.68%	1.14%	0.66%

N Share (DBLNX)	19.67%		-0.77%	1.27%	0.91%

Bloomberg Barclays U.S. Aggregate Bond Index	0.71%		2.10%
DBMOX/DLMOX
DoubleLine Multi-Asset Trend Fund Returns as of March 31, 2021	1-Month		Since Inception Not Annualized (2-26-21 to 3-31-21)	Gross Expense Ratio	Net Expense Ratio[12]

I Share (DBMOX)	-1.15%		-1.15%	0.85%	0.65%

N Share (DLMOX)	-1.17%		-1.17%	1.10%	0.90%

Credit Suisse Managed Futures Liquid Total Return Index	1.08%		1.08%

1 The inception date of the Class I shares of DoubleLine Total Return Bond Fund (DBLTX) was 4/6/2010, while the inception date of the R6 Class (DDTRX) was 7/31/2019. The returns of DDTRX shown for periods prior to its inception date reflect the returns of DBLTX.

2 The inception date of the Class I shares of DoubleLine Core Fixed Income Fund (DBLFX) was 6/1/2010, while the inception date of the R6 Class (DDCFX) was 7/31/2019. The returns of DDCFX shown for periods prior to its inception date reflect the returns of DBLFX.

Annual Report	|	March 31, 2021	23

Standardized Performance Summary (Cont.)

3 Performance data shown for the Multi-Asset Growth Fund reflect the Class A maximum sales charge of 4.25%. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data does not reflect the deferred sales charge. If it had, returns would have been reduced.

4 The Blended Benchmark Unhedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond index (40%) Hedged to USD.

5 The inception date of the Class I shares of DoubleLine Low Duration Bond Fund (DBLSX) was 9/30/2011, while the inception date of the R6 Class (DDLDX) was 7/31/2019. The returns of DDLDX shown for periods prior to its inception date reflect the returns of DBLSX.

6 The Floating Rate Fund imposes a 1.00% Redemption Fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

7 The inception date of the Class I shares of DoubleLine Shiller Enhanced CAPE® (DSEEX) was 10/31/2013, while the inception date of the R6 Class (DDCPX) was 7/31/2019. The returns of DDCPX shown for periods prior to its inception date reflect the returns of DSEEX.

8 Reflects no deduction for fees, expenses, or taxes.

9 The inception date of the Class I shares of DoubleLine Flexible Income Fund (DFLEX) was 4/7/2014, while the inception date of the R6 Class (DFFLX) was 7/31/2019. The returns of DFFLX shown for periods prior to its inception date reflect the returns of DFLEX.

10 The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2021. For additional information regarding these expense limitation arrangements, please see note 3 in the notes to the financial statements.

11 The Adviser has contractually agreed to waive fees and reimburse expenses through September 2, 2021. For additional information regarding these expense limitation arrangements, please see note 3 in the notes to the financial statements.

12 The Adviser has contractually agreed to waive fees and reimburse expenses through February 26, 2023. For additional information regarding these expense limitation arrangements, please see note 3 in the notes to the financial statements.

13 The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

Mutual fund investing involves risk. Principal loss is possible.

24	DoubleLine Funds Trust

Schedule of Investments - Summary DoubleLine Total Return Bond Fund	March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

158,412,122	SoFi Alternative Trust,	1.48%	(a)(b)	03/15/2047	157,638,596	0.3%
	Series 2021-A-PT1
	Series 2021-A-PT2

Other Asset Backed Obligations(j)					2,319,199,271	4.6%

	Total Asset Backed Obligations (Cost $2,447,520,430)				2,476,837,867	4.9%

BANK LOANS(j)
	Total Bank Loans (Cost $38,000,000)				38,000,000	0.1%

COLLATERALIZED LOAN OBLIGATIONS(j)
	Total Collateralized Loan Obligations (Cost $1,494,692,061)				1,501,116,063	3.0%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS

180,761,000	BX Trust, Series 2019-OC11-E	4.08%	(a)(b)	12/09/2041	180,040,920	0.3%

Other Non-Agency Commercial Mortgage Backed Obligations(j)					4,361,236,097	8.7%

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,918,084,140)				4,541,277,017	9.0%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Citigroup Mortgage Loan Trust, Inc.,
153,265,007	Series 2017-RP2-A1A	3.93%	(a)(b)	07/25/2067	157,159,011	0.3%

	Citigroup Mortgage Loan Trust,
152,590,839	Series 2019-A-PT1	3.92%	(a)	10/25/2058	149,381,518	0.3%
229,089,080	Series 2019-D-PT1	3.25%	(a)(b)	04/25/2064	223,755,382	0.5%
341,900,463	Series 2020-RP1-A1	1.50%	(a)(b)	08/25/2064	341,790,268	0.7%

	CSMC Mortgage-Backed Trust,
250,444,231	Series 2019-RPL6-PT1	3.71%	(a)(b)	11/25/2058	249,235,687	0.5%

	CSMC Trust,
239,405,000	Series 2020-RPL1-PT1	3.44%	(a)(b)	10/25/2069	241,138,532	0.5%

	GS Mortgage-Backed Securities Trust,
178,648,722	Series 2020-RPL2-A1	1.75%	(a)(b)	05/25/2060	182,981,311	0.4%

	Legacy Mortgage Asset Trust,
171,163,216	Series 2019-RPL3-PT1	0.00%	(a)	06/25/2058	174,952,428	0.3%

	PMT Credit Risk Transfer Trust,
159,700,000	Series 2021-1R-A (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.02%	(a)	02/27/2024	160,848,083	0.3%

	PR Mortgage Loan Trust,
167,964,314	Series 2014-1-APT	5.91%	(a)(b)	10/25/2049	166,713,350	0.3%

	Securitized Mortgage Asset Loan Trust,
250,949,286	Series 2015-1-PC	2.26%	(a)(b)	02/25/2054	213,269,752	0.4%
164,750,000	Structured Adjustable Rate Mortgage Loan Trust	2.50%		03/30/2051	170,799,414	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligations(j)					10,622,936,064	21.2%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $13,473,450,129)				13,054,960,800	26.0%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

241,676,110	Federal Home Loan Mortgage Corporation,	3.00%		04/01/2045	255,008,744	0.5%
	Pool G08635
	Pool Z40117

	Federal Home Loan Mortgage Corporation,
176,402,128	Pool G08648	3.00%		06/01/2045	185,784,056	0.4%

	Federal Home Loan Mortgage Corporation,
262,655,243	Pool G08675	3.00%		11/01/2045	276,600,513	0.6%

	Federal Home Loan Mortgage Corporation,
157,571,230	Pool RB5094	1.50%		01/01/2041	155,432,262	0.3%

	Federal Home Loan Mortgage Corporation,
575,853,506	Pool SD8104	1.50%		11/01/2050	556,978,894	1.1%

173,406,139	Federal Home Loan Mortgage Corporation,	3.00%	(g)	09/15/2044	181,825,094	0.4%
	Series 4384-ZY
	Series 4390-NZ

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	25

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

203,370,551	Federal Home Loan Mortgage Corporation,	3.00%		02/15/2044	212,776,573	0.4%
	Series 4471-GA
	Series 4527-CA
	Series 4527-GA
	Series 4588-DA

179,305,072	Federal Home Loan Mortgage Corporation,	3.00%		06/15/2044	186,344,961	0.4%
	Series 4483-CA
	Series 4533-AB
3,197,690,283	Federal Home Loan Mortgage Corporation	0.00% – 24.42%	(d)(e)(f)(g)	12/15/2030 –07/25/2050	3,233,531,316	6.4%
1,661,052,322	Federal Home Loan Mortgage Corporation	2.50% – 5.00%		03/01/2028 –06/01/2048	1,766,151,368	3.5%
597,192,035	Federal Home Loan Mortgage Corporation	1.50% – 3.00%		04/01/2033 –02/01/2051	604,237,764	1.2%

	Federal National Mortgage Association,
800,000,000	TBA	2.00%	(i)	05/15/2050	797,093,760	1.6%

	Federal National Mortgage Association,
150,000,000	TBA	1.50%	(i)	09/25/2050	144,673,830	0.3%

	Federal National Mortgage Association,
505,000,000	TBA	2.50%	(i)	05/15/2051	517,171,293	1.0%

207,251,676	Federal National Mortgage Association Pass-Thru,	3.00%		03/01/2045	217,312,258	0.4%
	Pool AS4625
	Pool AS4645
	Pool AY3974
	Pool AY5471

267,887,633	Federal National Mortgage Association,	2.00%		02/01/2051	268,068,557	0.5%
	Pool CA8933
	Pool CA9223

152,535,343	Federal National Mortgage Association,	2.00%		11/01/2050	151,763,317	0.3%
	Pool FM4870
	Pool FM5021
	Pool MA4191

	Federal National Mortgage Association,
428,013,509	Pool MA4237	2.00%		01/01/2051	427,640,260	0.9%

	Federal National Mortgage Association,
210,487,829	Pool MA4281	2.00%		03/01/2051	210,302,650	0.4%

	Federal National Mortgage Association,
217,500,000	Pool AN6680	3.37%		11/01/2047	229,257,624	0.5%

166,933,926	Federal National Mortgage Association,	3.00%		11/01/2046	175,163,692	0.4%
	Pool AS8269
	Pool AS8356
	Pool BC9003
	Pool MA2806

415,230,074	Federal National Mortgage Association,	1.50%		12/01/2050	401,404,339	0.8%
	Pool BK8257
	Pool MA4209

150,689,000	Federal National Mortgage Association,	2.54%		02/01/2030	157,837,623	0.3%
	Pool BL5400
	Pool BL5401

	Federal National Mortgage Association,
109,120,275	Pool CA7743	2.50%		11/01/2050	112,721,357	0.2%

	Federal National Mortgage Association,
232,679,060	Pool FM4623	2.50%		11/01/2050	240,071,909	0.5%

	Federal National Mortgage Association,
109,415,669	Pool FM4637	2.50%		11/01/2050	112,620,191	0.2%

	Federal National Mortgage Association,
59,865,678	Pool FM4752	2.50%		11/01/2050	62,172,182	0.1%

	Federal National Mortgage Association,
70,734,875	Pool FM4792	2.50%		11/01/2050	72,982,322	0.2%

	Federal National Mortgage Association,
38,206,170	Pool FM4913	2.50%		11/01/2050	39,254,448	0.1%

	Federal National Mortgage Association,
161,044,411	Pool MA4165	2.00%		10/01/2050	159,660,372	0.3%

	Federal National Mortgage Association,
194,238,918	Pool MA4176	2.00%		11/01/2040	196,943,507	0.4%

	Federal National Mortgage Association,
461,834,163	Pool MA4181	1.50%		11/01/2050	446,696,846	0.9%

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

210,618,288	Federal National Mortgage Association,	3.00%	(g)	10/25/2044	220,351,859	0.4%
	Series 2014-64-NZ
	Series 2014-67-DZ
	Series 2014-60-EZ
	Series 2014-61-ZV
	Series 2016-32-LA

223,715,343	Federal National Mortgage Association,	3.00%		06/25/2048	234,828,659	0.5%
	Series 2018-38-JB
	Series 2018-39-AB
	Series 2018-36-A
5,896,038,763	Federal National Mortgage Association	1.10% – 6.50%		04/01/2026 –09/01/2053	6,121,046,276	12.2%
2,804,755,605	Federal National Mortgage Association	0.00% – 53.73%	(b)(d)(e)(f)(g)	01/25/2026 –10/25/2050	2,730,611,000	5.4%

186,011,967	Government National Mortgage Association,	2.50%		03/20/2051	194,209,071	0.4%
	Pool CB5487
	Pool 785374
	Pool 785378
	Pool 785379

2,311,397,582	Government National Mortgage Association	0.00% – 39.15%	(b)(d)(e)(f)(g)	08/20/2033 –06/16/2063	524,195,323	1.0%

Other US Government and Agency Mortgage Backed Obligations(j)					1,123,050,637	2.2%

	Total US Government and Agency Mortgage Backed Obligations (Cost $23,319,124,346)				23,903,776,707	47.6%

US GOVERNMENT AND AGENCY OBLIGATIONS

320,000,000	United States Treasury Notes	0.63%		08/15/2030	290,050,000	0.6%
390,000,000	United States Treasury Notes	1.88%		02/15/2041	363,248,437	0.7%
400,000,000	United States Treasury Notes	1.38%		08/15/2050	312,250,000	0.6%
1,827,000,000	United States Treasury Notes	1.63%		11/15/2050	1,522,975,781	3.0%
1,143,000,000	United States Treasury Notes	1.88%		02/15/2051	1,014,591,093	2.0%
100,000,000	United States Treasury Notes	0.38%		12/31/2025	97,675,781	0.2%

Other US Government and Agency Obligations(j)					70,647,844	0.2%

	Total US Government and Agency Obligations (Cost $4,070,401,164)				3,671,438,936	7.3%

REPURCHASE AGREEMENTS

378,000,000	Credit Suisse Freedom Mortgage (1 Month LIBOR USD + 2.75%, 0.5% LIBOR Floor) (Collateralized by Agency Mortgage Obligations, Value $1,707,654,161)	3.25%	(c)	03/01/2023	378,000,000	0.7%

	Total Repurchase Agreements (Cost $378,011,842)				378,000,000	0.7%

SHORT TERM INVESTMENTS

789,392,949	First American Government Obligations Fund - Class U	0.04%	(h)		789,392,949	1.6%
789,392,948	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(h)		789,392,948	1.6%
789,392,948	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(h)		789,392,948	1.6%

	Total Short Term Investments (Cost $2,368,178,845)				2,368,178,845	4.8%

	Total Investments - 103.4% (Cost $52,507,462,957)				51,933,586,235	103.4%
	Liabilities in Excess of Other Assets - (3.4)%				(1,713,268,729)	(3.4)%

	NET ASSETS - 100.0%				$50,220,317,506	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	47.6%
Non-Agency Residential Collateralized Mortgage Obligations	26.0%
Non-Agency Commercial Mortgage Backed Obligations	9.0%
US Government and Agency Obligations	7.3%
Asset Backed Obligations	4.9%
Short Term Investments	4.8%
Collateralized Loan Obligations	3.0%
Repurchase Agreements	0.7%
Electronics/Electric	0.1%
Other Assets and Liabilities	(3.4)%

100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	27

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Includes variable rate securities. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Value determined using significant unobservable inputs.

(d)	Includes interest only securities

(e)	Includes principal only securities

(f)

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(g)

Includes securities that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(h)	Seven-day yield as of period end

(i)	Represents or includes a TBA transaction.

(j)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.
TBA	To be announced

Securities Accounted for as Secured Borrowings
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Agency Mortgage Obligations	$—	$—	$—	$1,707,654,161	$1,707,654,161

Total Borrowings	$—	$—	$—	$1,707,654,161	$1,707,654,161

Amounts related to agreements not included in offsetting disclosure					$1,707,654,161

A summary of the DoubleLine Total Return Bond Fund’s investments in affiliated mutual funds for the year ended March 31, 2021 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at March 31, 2021	Value at March 31, 2021	Change in Unrealized for the Year Ended March 31, 2021	Dividend Income Earned for the Year Ended March 31, 2021	Net Realized Gain (Loss) for the Year Ended March 31, 2021
DoubleLine Income Fund (Class I)	$56,624,814	$—	$(60,458,340)	—	$—	$13,434,828	$692,343	$(9,601,302)

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund	March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS(l)
	Total Asset Backed Obligations (Cost $407,677,251)				411,123,997	3.6%

BANK LOANS(l)
	Total Bank Loans (Cost $433,013,415)				433,127,459	3.8%

COLLATERALIZED LOAN OBLIGATIONS(l)
	Total Collateralized Loan Obligations (Cost $388,955,291)				385,352,319	3.4%

FOREIGN CORPORATE BONDS(l)
	Total Foreign Corporate Bonds (Cost $831,903,158)				840,684,917	7.4%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(l)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $254,708,060)				256,636,467	2.2%

MUNICIPAL BONDS(l)
	Total Municipal Bonds (Cost $9,825,435)				10,899,811	0.1%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS(l)
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $957,045,230)				921,671,713	8.1%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	BRAVO Residential Funding Trust,
29,767,221	Series 2021-A-A1	1.99%	(a)(b)	01/25/2024	29,771,734	0.2%

	Citigroup Mortgage Loan Trust,
36,144,552	Series 2019-A-PT1	3.92%	(a)	10/25/2058	35,384,352	0.3%

	CSMC Trust,
41,350,696	Series 2020-RPL1-PT1	3.44%	(a)(c)	10/25/2069	41,650,116	0.4%

	Impac Secured Assets Trust,
34,256,422	Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	0.38%		02/25/2037	32,169,216	0.3%

	Legacy Mortgage Asset Trust,
32,522,257	Series 2019-RPL3-PT1	4.30%	(a)	06/25/2058	33,242,235	0.3%
35,482,734	Series 2020-GS2-A1	2.75%	(a)(b)	03/25/2060	35,688,747	0.3%

	New Residential Mortgage Loan Trust,
34,322,708	Series 2020-NPL2-A1	3.23%	(a)(b)	08/25/2060	34,632,192	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligations(l)					917,036,426	8.0%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,163,274,621)				1,159,575,018	10.1%

US CORPORATE BONDS(l)
	Total US Corporate Bonds (Cost $1,533,203,320)				1,593,392,791	13.9%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
28,225,757	Pool SD0035	3.00%		04/01/2047	29,790,576	0.3%

	Federal Home Loan Mortgage Corporation,
53,558,851	Pool SD8107	2.50%		11/01/2050	55,028,366	0.5%

	Federal Home Loan Mortgage Corporation,
40,822,740	Series 358-300	3.00%		10/15/2047	42,758,463	0.4%
29,627,944	Series 4542-AC	2.70%		01/15/2045	31,194,569	0.3%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	29

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Federal Home Loan Mortgage Corporation,
35,180,399	Series 4750-PA	3.00%		07/15/2046	36,408,381	0.3%
208,332,309	Federal Home Loan Mortgage Corporation	2.50% – 13.07%	(e)(g)(h)	12/15/2030 – 01/15/2054	214,943,857	1.9%
79,157,804	Federal Home Loan Mortgage Corporation	1.50% – 3.00%		08/01/2034 – 07/01/2047	80,903,574	0.7%

	Federal National Mortgage Association,
50,000,000	TBA	2.00%	(k)	05/15/2050	49,818,360	0.4%

	Federal National Mortgage Association,
50,000,000	TBA	2.50%	(k)	05/15/2051	51,205,079	0.4%

	Federal National Mortgage Association
34,636,931	Pool MA4237	2.00%		01/01/2051	34,606,726	0.3%

110,269,000	Federal National Mortgage Association,	2.14%		10/01/2029	113,477,289	1.0%
	Pool BL4419
	Pool BL4421
	Pool BL4424
	Pool BL4425

	Federal National Mortgage Association,
32,930,000	Pool BL4592	2.28%		11/01/2029	34,202,726	0.3%

	Federal National Mortgage Association,
49,345,000	Pool BL5156	2.37%		12/01/2029	51,591,661	0.5%

	Federal National Mortgage Association,
108,472,333	Pool CA7743	2.50%		11/01/2050	112,052,033	1.0%

	Federal National Mortgage Association,
73,849,194	Pool MA4165	2.00%		10/01/2050	73,214,524	0.6%

	Federal National Mortgage Association,
27,191,464	Series 2013-45-LZ	3.00%	(h)	05/25/2043	29,163,448	0.3%

	Federal National Mortgage Association,
33,885,239	Series 2013-6-ZB	3.00%		02/25/2043	33,776,759	0.3%

37,340,945	Federal National Mortgage Association,	3.00%	(h)	11/25/2044	39,141,574	0.3%
	Series 2014-73-CZ
	Series 2014-70-VZ

	Federal National Mortgage Association,
34,836,858	Series 2018-21-PO	0.00%	(f)	04/25/2048	30,727,035	0.3%

	Federal National Mortgage Association,
61,971,717	Series 2018-35-PO	0.00%	(f)	05/25/2048	55,024,737	0.5%

42,818,314	Federal National Mortgage Association,	3.00%		06/25/2048	44,821,125	0.4%
	Series 2018-39-AB
	Series 2018-36-A
278,474,212	Federal National Mortgage Association	2.00% – 5.00%		10/1/2029 – 03/01/2051	290,932,084	2.5%
109,931,428	Federal National Mortgage Association	1.75% – 29.32%	(e)(g)(h)	04/25/2026 – 06/25/2057	78,421,028	0.7%

Other US Government and Agency Mortgage Backed Obligations(l)					118,831,031	1.0%

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,681,818,645)				1,732,035,005	15.2%

US GOVERNMENT AND AGENCY OBLIGATIONS

213,500,000	United States Treasury Notes	0.13%		06/30/2022	213,575,058	1.9%
419,000,000	United States Treasury Notes	0.25%		03/15/2024	417,903,397	3.7%
76,300,000	United States Treasury Notes	2.13%		09/30/2024	80,614,229	0.7%
94,900,000	United States Treasury Notes	2.25%		10/31/2024	100,712,625	0.9%
57,400,000	United States Treasury Notes	2.75%		02/28/2025	62,138,863	0.5%
92,850,000	United States Treasury Notes	3.00%		09/30/2025	101,955,466	0.9%
187,800,000	United States Treasury Notes	0.75%		03/31/2026	186,090,644	1.6%
58,100,000	United States Treasury Notes	1.63%		10/31/2026	59,798,744	0.5%
104,500,000	United States Treasury Notes	0.50%		06/30/2027	99,750,557	0.9%
198,500,000	United States Treasury Notes	1.25%		03/31/2028	196,313,324	1.7%
58,400,000	United States Treasury Notes	1.13%		02/15/2031	55,183,438	0.5%
59,600,000	United States Treasury Notes	4.75%		02/15/2037	81,537,922	0.7%
134,500,000	United States Treasury Notes	1.88%		02/15/2041	125,274,141	1.1%
65,600,000	United States Treasury Notes	2.75%		11/15/2047	70,165,093	0.6%
137,900,000	United States Treasury Notes	1.25%		05/15/2050	104,109,114	0.9%
125,200,000	United States Treasury Notes	1.88%		02/15/2051	111,134,564	1.0%
89,800,000	United States Treasury Notes	0.25% – 2.75%		11/15/2023 – 11/15/2042	89,515,908	0.8%

	Total US Government and Agency Obligations (Cost $2,179,701,904)				2,155,773,087	18.9%

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
AFFILIATED MUTUAL FUNDS

60,545,035	DoubleLine Global Bond Fund (Class I)				618,164,812	5.4%
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				477,755,738	4.2%
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				46,850,000	0.4%

	Total Affiliated Mutual Funds (Cost $1,122,958,174)				1,142,770,550	10.0%

COMMON STOCKS(l)
	Total Common Stocks (Cost $13,542,122)				3,222,514	0.0%

WARRANTS(l)
	Total Warrants (Cost $—)				—	0.0%

REPURCHASE AGREEMENTS
31,500,000	Credit Suisse Freedom Mortgage (1 Month LIBOR USD + 2.75%, 0.5% LIBOR Floor) (Collateralized by Agency Mortgage Obligations, Value $142,304,513)	3.25%	(d)	03/01/2023	31,500,000	0.3%

	Total Repurchase Agreements (Cost $31,500,987)				31,500,000	0.3%

SHORT TERM INVESTMENTS
92,292,643	First American Government Obligations Fund - Class U	0.04%	(i)		92,292,643	0.8%
92,292,643	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(i)		92,292,643	0.8%
92,292,643	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(i)		92,292,643	0.8%
176,450,000	United States Treasury Bills	0.00%		05/06/2021	176,448,713	1.6%

	Total Short Term Investments (Cost $453,323,500)				453,326,642	4.0%

	Total Investments (Cost $11,462,451,113)				11,531,092,290	101.0%
	Liabilities in Excess of Other Assets				(109,629,467)	(1.0)%

	NET ASSETS				$11,421,462,823	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	18.9%
US Government and Agency Mortgage Backed Obligations	15.2%
US Corporate Bonds	13.9%
Non-Agency Residential Collateralized Mortgage Obligations	10.1%
Affiliated Mutual Funds	10.0%
Non-Agency Commercial Mortgage Backed Obligations	8.1%
Foreign Corporate Bonds	7.4%
Short Term Investments	4.0%
Bank Loans	3.8%
Asset Backed Obligations	3.6%
Collateralized Loan Obligations	3.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.2%
Repurchase Agreements	0.3%
Municipal Bonds	0.1%
Common Stocks	0.0%	(j)
Warrants	0.0%	(j)
Other Assets and Liabilities	(1.0)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	18.9%
US Government and Agency Mortgage Backed Obligations	15.2%
Non-Agency Residential Collateralized Mortgage Obligations	10.1%
Affiliated Mutual Funds	10.0%
Non-Agency Commercial Mortgage Backed Obligations	8.1%
Banking	4.1%
Short Term Investments	4.0%
Asset Backed Obligations	3.6%
Collateralized Loan Obligations	3.4%
Energy	2.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.2%
Utilities	2.2%
Healthcare	1.4%
Technology	1.2%
Telecommunications	1.2%
Finance	1.2%
Media	1.0%
Electronics/Electric	0.8%
Food Products	0.8%
Pharmaceuticals	0.7%
Automotive	0.7%
Insurance	0.6%
Business Equipment and Services	0.5%
Real Estate	0.5%
Diversified Manufacturing	0.5%
Transportation	0.5%
Aerospace & Defense	0.5%
Retailers (other than Food/Drug)	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Chemicals/Plastics	0.4%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	31

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Mining	0.4%
Leisure	0.4%
Repurchase Agreements	0.3%
Food Service	0.3%
Beverage and Tobacco	0.3%
Commercial Services	0.3%
Consumer Products	0.2%
Building and Development (including Steel/Metals)	0.2%
Pulp & Paper	0.2%
Construction	0.2%
Containers and Glass Products	0.2%
Industrial Equipment	0.2%
Chemical Products	0.1%
Municipal Bonds	0.1%
Environmental Control	0.1%
Financial Intermediaries	0.0%	(j)
Conglomerates	0.0%	(j)
Food/Drug Retailers	0.0%	(j)
Cosmetics/Toiletries	0.0%	(j)
Other Assets and Liabilities	(1.0)%

	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(c)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)	Value determined using significant unobservable inputs.

(e)	Includes interest only securities

(f)	Principal only security

(g)

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(h)

Includes securities that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(i)	Seven-day yield as of period end

(j)	Represents less than 0.05% of net assets

(k)	Represents or includes a TBA transaction.

(l)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.
TBA	To be announced

Securities Accounted for as Secured Borrowings
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Agency Mortgage Obligations	$—	$—	$—	$142,304,513	$142,304,513

Total Borrowings	$—	$—	$—	$142,304,513	$142,304,513

Amounts related to agreements not included in offsetting disclosure					$142,304,513

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2021 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at March 31, 2021	Value at March 31, 2021	Change in Unrealized for the Year Ended March 31, 2021	Dividend Income Earned for the Year Ended March 31, 2021	Net Realized Gain (Loss) for the Year Ended March 31, 2021
DoubleLine Global Bond Fund (Class I)	$935,717,064	$—	$(330,400,000)	60,545,035	$618,164,812	$9,889,574	$—	$2,958,174
DoubleLine Infrastructure Income Fund (Class I)	436,648,648	—	—	45,674,545	477,755,738	41,107,090	14,239,778	—
DoubleLine Long Duration Total Return Bond Fund (Class I)	58,750,000	—	—	5,000,000	46,850,000	(11,900,000)	1,441,898	—

	$1,431,115,712	$—	$(330,400,000)	111,219,580	$1,142,770,550	$39,096,664	$15,681,677	$2,958,174

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 66.7%

ARGENTINA 2.0%
7,200,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	5,796,072
8,345,000	Pampa Energia S.A.	7.50%		01/24/2027	6,817,865
1,000,000	Pampa Energia S.A.	9.13%	(a)	04/15/2029	840,000
150,000	Pampa Energia S.A.	9.13%		04/15/2029	126,000
9,785,692	Stoneway Capital Corporation	10.00%	(b)	03/01/2027	3,718,563

					17,298,500

BRAZIL 8.4%
5,500,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	(a)	02/15/2029	5,835,500
4,800,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	(c)	04/15/2024	4,729,440
2,900,000	Banco do Estado do Rio Grande do Sul SA (5 Year CMT Rate + 4.93%)	5.38%	(a)	01/28/2031	2,849,380
6,800,000	Braskem Finance Company (5 Year CMT Rate + 8.22%)	8.50%	(a)	01/23/2081	7,718,408
7,631,000	Cosan Overseas Ltd.	8.25%		11/29/2049	7,821,775
7,200,000	CSN Islands Corporation	7.00%	(c)	06/23/2021	7,232,256
1,900,000	CSN Resources S.A.	7.63%	(a)	04/17/2026	2,023,300
1,929,352	Invepar Holdings	0.00%	(b)(d)	12/30/2028	82,503
3,600,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.22%)	4.63%	(a)(c)	02/27/2025	3,377,520
5,100,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.22%)	4.63%	(c)	02/27/2025	4,784,820
10,600,000	Minerva Luxembourg S.A.	4.38%	(a)	03/18/2031	10,376,075
13,300,000	Petrobras Global Finance B.V.	6.75%		06/03/2050	14,221,358

					71,052,335

CHILE 6.1%
3,200,000	AES Gener S.A.	5.00%		07/14/2025	3,352,000
4,300,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	4,615,771
4,800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	(a)	03/26/2079	5,164,152
5,400,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	5,809,671
13,435,000	Chile Electricity PEC SPA	0.00%	(a)	01/25/2028	10,997,286
4,064,500	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	4,080,555
2,744,512	Empresa Electrica Cochrane SPA	5.50%		05/14/2027	2,872,925
8,240,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	6,937,994
7,500,000	Geopark Ltd.	6.50%		09/21/2024	7,776,337

					51,606,691

CHINA 3.4%
200,000	Baidu, Inc.	3.43%		04/07/2030	210,013
500,000	CNPC Global Capital Ltd.	1.13%		06/23/2023	500,834
200,000	ENN Energy Holdings Ltd.	3.25%		07/24/2022	204,994
9,000,000	JD.com, Inc.	3.38%		01/14/2030	9,292,871

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,200,000	Sinopec Group Overseas Development Ltd.	2.70%	(a)	05/13/2030	4,179,571
4,720,000	State Grid Overseas Investment Ltd.	3.13%		05/22/2023	4,937,787
700,000	State Grid Overseas Investment Ltd.	1.00%		08/05/2025	682,091
9,300,000	Tencent Holdings Ltd.	2.39%	(a)	06/03/2030	8,992,798

					29,000,959

COLOMBIA 4.4%
5,000,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	5,068,125
4,200,000	BBVA Colombia S.A.	4.88%		04/21/2025	4,468,317
8,600,000	Canacol Energy Ltd.	7.25%		05/03/2025	9,131,824
1,000,000	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	1,196,250
1,500,000	Gilex Holding SARL	8.50%	(a)	05/02/2023	1,558,950
4,418,000	Gilex Holding SARL	8.50%		05/02/2023	4,591,627
400,000	Gran Tierra Energy International Holdings Ltd.	6.25%	(a)	02/15/2025	332,314
11,300,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	9,387,871
2,100,000	Gran Tierra Energy International Holdings Ltd.	7.75%	(a)	05/23/2027	1,707,300

					37,442,578

DOMINICAN REPUBLIC 2.1%
7,500,000	AES Andres B.V.	7.95%	(a)	05/11/2026	7,811,850
3,700,000	AES Dominicana	7.95%		05/11/2026	3,853,846
1,800,000	Banco de Reservas de la Republica Dominicana	7.00%	(a)	02/01/2023	1,880,325
4,000,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	4,178,500

					17,724,521

HONG KONG 0.5%
4,500,000	CK Hutchison International Ltd.	2.50%	(a)	05/08/2030	4,476,505

INDIA 5.2%
3,200,000	Adani International Container Terminal Pvt Ltd.	3.00%	(a)	02/16/2031	3,067,086
1,100,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	1,153,624
4,500,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	4,929,020
1,000,000	Network i2i Ltd. (5 Year CMT Rate + 4.28%)	5.65%	(a)(c)	01/15/2025	1,060,405
12,600,000	ONGC Videsh Ltd.	3.75%		07/27/2026	13,372,821
2,500,000	Reliance Industries Ltd.	5.40%		02/14/2022	2,598,149
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	654,728
4,800,000	Vedanta Resources Finance PLC	9.25%	(a)	04/23/2026	4,061,856
3,000,000	Vedanta Resources Ltd.	7.13%		05/31/2023	2,678,415
13,100,000	Vedanta Resources Ltd.	6.13%		08/09/2024	10,563,251

					44,139,355

INDONESIA 3.6%
400,000	Freeport-McMoRan, Inc.	5.45%		03/15/2043	481,944
7,752,000	LLPL Capital Pte Ltd.	6.88%	(a)	02/04/2039	9,068,251
1,400,000	Medco Bell Pte Ltd.	6.38%	(a)	01/30/2027	1,409,660
7,900,000	Minejesa Capital B.V.	4.63%		08/10/2030	8,253,999
5,200,000	Minejesa Capital B.V.	5.63%		08/10/2037	5,460,000

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	33

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,988,500	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	5,631,667

					30,305,521

ISRAEL 0.4%
1,300,000	Delek & Avner Tamar Bond Ltd.	5.08%	(a)	12/30/2023	1,346,115
2,320,000	Delek & Avner Tamar Bond Ltd.	5.41%	(a)	12/30/2025	2,434,608

					3,780,723

JAMAICA 0.5%
3,043,580	Digicel Group Ltd. (7.00% PIK)	7.00%	(a)(c)	04/16/2021	2,236,119
2,041,210	Digicel Group Ltd. ((5.00% + 3.00% PIK or 8.00% PIK)	8.00%	(a)	04/01/2025	1,687,397

					3,923,516

KOREA 3.3%
300,000	Korea Development Bank	1.00%		09/09/2026	295,850
1,400,000	Korea East-West Power Company Ltd.	1.75%	(a)	05/06/2025	1,420,855
4,600,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	4,668,526
3,400,000	Korea Electric Power Corporation	1.13%	(a)	06/15/2025	3,379,261
4,500,000	NongHyup Bank	1.25%	(a)	07/20/2025	4,482,765
4,200,000	POSCO	2.38%		01/17/2023	4,312,636
5,800,000	POSCO	2.75%		07/15/2024	6,126,820
3,100,000	Woori Bank (5 Year CMT Rate + 2.66%)	4.25%	(c)	10/04/2024	3,245,235

					27,931,948

KUWAIT 0.5%
1,000,000	MEGlobal Canada ULC	5.00%	(a)	05/18/2025	1,114,235
2,300,000	MEGlobal Canada ULC	5.88%	(a)	05/18/2030	2,782,563

					3,896,798

MALAYSIA 1.5%
500,000	CIMB Bank BHD	3.26%		03/15/2022	512,050
4,000,000	Gohl Capital Ltd.	4.25%		01/24/2027	4,250,216
5,400,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	5,492,124
1,800,000	Petronas Capital Ltd.	3.50%	(a)	04/21/2030	1,929,096
200,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	212,896

					12,396,382

MEXICO 7.9%
7,600,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	(c)	01/10/2028	8,342,634
7,000,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	(a)(c)	06/27/2029	7,673,225
2,000,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	2,003,730
3,400,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	3,506,403
3,061,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	3,159,595
2,000,000	Braskem Idesa S.A.P.I.	7.45%	(a)	11/15/2029	1,990,000
5,000,000	Credito Real S.A.B. de C.V.	9.50%	(a)	02/07/2026	5,323,750

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,983,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	(c)	11/29/2022	5,376,174
5,500,000	Docuformas SAPI de C.V.	10.25%	(a)	07/24/2024	5,456,000
6,828,722	Grupo Idesa S.A. de C.V. (PIK 10.38%)	10.13%	(a)	05/22/2026	4,131,377
5,071,000	Operadora de Servicios Mega S.A. de C.V.	8.25%	(a)	02/11/2025	5,125,919
17,533,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	(c)	01/29/2025	14,453,504

					66,542,311

PANAMA 4.6%
4,350,000	AES Panama Generation Holdings SRL	4.38%	(a)	05/31/2030	4,508,992
1,000,000	Banco Nacional de Panama	2.50%	(a)	08/11/2030	929,800
2,800,000	Banistmo S.A.	3.65%	(a)	09/19/2022	2,859,416
6,630,320	ENA Norte Trust	4.95%		04/25/2023	6,816,563
4,800,000	Global Bank Corporation (3 Month LIBOR USD + 3.30%)	5.25%	(a)	04/16/2029	5,002,728
2,000,000	Multibank, Inc.	4.38%		11/09/2022	2,056,160
4,368,834	Panama Metro Line SP	0.00%	(a)	12/05/2022	4,270,579
4,368,834	Panama Metro Line SP	0.00%		12/05/2022	4,270,579
6,350,000	UEP Penonome S.A.	6.50%	(a)	10/01/2038	6,425,502
1,525,000	UEP Penonome S.A.	6.50%		10/01/2038	1,543,132

					38,683,451

PARAGUAY 0.4%
3,000,000	Banco Continental SAECA	2.75%	(a)	12/10/2025	2,958,210

PERU 2.9%
1,500,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%	(a)	07/01/2030	1,505,835
4,168,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	4,184,214
3,000,000	Banco Internacional del Peru S.A.A. (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	3,322,275
4,485,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	4,590,846
900,000	BBVA Banco Continental S.A. (5 Year CMT Rate + 2.75%)	5.25%		09/22/2029	976,887
1,100,000	Credicorp Ltd.	2.75%	(a)	06/17/2025	1,123,765
947,941	Fenix Power Peru S.A.	4.32%		09/20/2027	995,504
8,300,000	Peru LNG SRL	5.38%		03/22/2030	7,463,236

					24,162,562

PHILIPPINES 0.7%
6,100,000	BDO Unibank, Inc.	2.95%		03/06/2023	6,328,750

QATAR 0.4%
2,000,000	Ooredoo International Finance Ltd.	3.25%		02/21/2023	2,092,680
936,000	Ooredoo International Finance Ltd.	3.75%		06/22/2026	1,029,975

					3,122,655

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SINGAPORE 5.6%
1,300,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.92%)	3.30%	(c)	02/27/2025	1,333,560
10,500,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	(c)	09/07/2021	10,598,543
1,500,000	Oversea-Chinese Banking Corporation Ltd. (3 Month LIBOR USD + 0.45%)	0.65%		05/17/2021	1,504,942
5,200,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(a)	09/10/2030	5,157,932
500,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	495,955
4,700,000	PSA Treasury Pte Ltd.	2.13%		09/05/2029	4,667,754
6,800,000	Temasek Financial Ltd.	1.00%	(a)	10/06/2030	6,253,949
5,100,000	Temasek Financial Ltd.	1.00%		10/06/2030	4,690,462
1,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	1,019,330
3,700,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	(c)	10/19/2023	3,840,600
8,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	8,109,880

					47,672,907

THAILAND 0.6%
1,203,000	Bangkok Bank PCL (5 Year CMT Rate + 4.73%)	5.00%	(c)	09/23/2025	1,268,780
1,700,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.08%		11/20/2023	1,719,567
700,000	Kasikornbank PCL (5 Year CMT Rate + 4.94%)	5.28%	(c)	10/14/2025	737,625
900,000	PTTEP Treasury Center Company Ltd.	2.59%	(a)	06/10/2027	926,829

					4,652,801

UNITED ARAB EMIRATES 1.7%
14,400,000	Galaxy Pipeline Assets Bidco Ltd.	2.16%	(a)	03/31/2034	13,985,979

	Total Foreign Corporate Bonds (Cost $573,143,582)				563,085,958

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 31.0%

BRAZIL 1.0%
1,000,000	Brazilian Government International Bond	2.88%		06/06/2025	1,011,200
1,000,000	Brazilian Government International Bond	5.00%		01/27/2045	954,355

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,600,000	Brazilian Government International Bond	5.63%		02/21/2047	6,749,589

					8,715,144

CHILE 2.8%
2,000,000	Chile Government International Bond	2.45%		01/31/2031	2,012,780
9,000,000	Chile Government International Bond	3.50%		01/25/2050	9,186,300
13,700,000	Chile Government International Bond	3.10%		01/22/2061	12,758,673

					23,957,753

COLOMBIA 1.4%
8,200,000	Colombia Government International Bond	5.00%		06/15/2045	8,767,112
2,900,000	Colombia Government International Bond	4.13%		05/15/2051	2,766,136

					11,533,248

DOMINICAN REPUBLIC 2.6%
16,400,000	Dominican Republic International Bond	4.88%	(a)	09/23/2032	16,769,000
2,000,000	Dominican Republic International Bond	5.30%	(a)	01/21/2041	1,972,500
1,750,000	Dominican Republic International Bond	6.40%	(a)	06/05/2049	1,837,937
1,000,000	Dominican Republic International Bond	5.88%		01/30/2060	961,500

					21,540,937

INDONESIA 4.8%
21,400,000	Indonesia Government International Bond	3.85%		10/15/2030	23,548,685
1,100,000	Indonesia Government International Bond	4.35%		01/11/2048	1,198,312
9,700,000	Indonesia Government International Bond	3.70%		10/30/2049	9,891,063
5,900,000	Perusahaan Penerbit	3.80%		06/23/2050	5,995,344

					40,633,404

ISRAEL 0.9%
7,400,000	State of Israel	3.38%		01/15/2050	7,492,500

MEXICO 2.9%
5,500,000	Mexico Government International Bond	4.60%		02/10/2048	5,653,753
6,700,000	Mexico Government International Bond	4.50%		01/31/2050	6,805,391
13,600,000	Mexico Government International Bond	3.77%		05/24/2061	12,068,300

					24,527,444

PANAMA 2.2%
1,500,000	Panama Government International Bond	4.00%		09/22/2024	1,636,935
3,000,000	Panama Government International Bond	3.75%		03/16/2025	3,280,635
400,000	Panama Government International Bond	4.30%		04/29/2053	430,936
13,600,000	Panama Government International Bond	3.87%		07/23/2060	13,492,152

					18,840,658

PERU 2.3%
1,000,000	Peruvian Government International Bond	2.39%		01/23/2026	1,031,220
9,350,000	Peruvian Government International Bond	3.30%		03/11/2041	9,135,230

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	35

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,750,000	Peruvian Government International Bond	3.55%		03/10/2051	7,575,393
2,000,000	Peruvian Government International Bond	2.78%		12/01/2060	1,656,040

					19,397,883

PHILIPPINES 3.6%
3,400,000	Philippine Government International Bond	2.46%		05/05/2030	3,445,051
7,000,000	Philippine Government International Bond	1.65%		06/10/2031	6,629,589
5,850,000	Philippine Government International Bond	3.70%		03/01/2041	6,129,165
8,700,000	Philippine Government International Bond	3.70%		02/02/2042	9,113,438
3,200,000	Philippine Government International Bond	2.95%		05/05/2045	3,002,472
2,000,000	Philippine Government International Bond	2.65%		12/10/2045	1,802,697

					30,122,412

QATAR 0.4%
3,200,000	Qatar Government International Bond	3.38%		03/14/2024	3,438,627

SAUDI ARABIA 4.2%
2,000,000	Saudi Government International Bond	2.38%		10/26/2021	2,022,200
4,900,000	Saudi Government International Bond	2.88%		03/04/2023	5,099,724
7,000,000	Saudi Government International Bond	2.90%	(a)	10/22/2025	7,432,607
200,000	Saudi Government International Bond	3.75%		01/21/2055	196,512
22,000,000	Saudi Government International Bond	3.45%		02/02/2061	20,292,910

					35,043,953

UNITED ARAB EMIRATES 1.9%
3,100,000	Abu Dhabi Government International Bond	3.13%	(a)	04/16/2030	3,328,910
10,600,000	Abu Dhabi Government International Bond	3.13%		09/30/2049	10,129,254
2,600,000	Abu Dhabi Government International Bond	3.88%		04/16/2050	2,831,895

					16,290,059

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $260,239,967)				261,534,022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COMMON STOCKS 0.1%
228,497	Frontera Energy Corporation				1,165,337

	Total Common Stocks (Cost $20,010,063)				1,165,337

WARRANTS 0.0%
1,609,815	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00(d)(e)				—

	Total Warrants (Cost $—)				—

SHORT TERM INVESTMENTS 1.3%
3,695,301	First American Government Obligations Fund - Class U	0.04%	(e)		3,695,301
3,695,300	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(e)		3,695,300
3,695,300	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(e)		3,695,300

	Total Short Term Investments (Cost $11,085,901)				11,085,901

	Total Investments 99.1% (Cost $864,479,513)				836,871,218
	Other Assets in Excess of Liabilities 0.9%				7,979,547

	NET ASSETS 100.0%				$844,850,765

INVESTMENT BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	31.0%
Banking	18.0%
Utilities	14.7%
Energy	10.1%
Finance	6.4%
Transportation	4.7%
Building and Development (including Steel/Metals)	2.3%
Consumer Products	2.2%
Chemical Products	2.1%
Mining	2.1%
Short Term Investments	1.3%
Retailers (other than Food/Drug)	1.1%
Technology	1.1%
Telecommunications	1.0%
Conglomerates	0.5%
Hotels/Motels/Inns and Casinos	0.5%
Construction	0.0%	(f)
Other Assets and Liabilities	0.9%

	100.0%

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

COUNTRY BREAKDOWN as a % of Net Assets:
Mexico	10.8%
Brazil	9.4%
Chile	8.9%
Indonesia	8.4%
Panama	6.8%
Colombia	5.9%
Singapore	5.6%
India	5.2%
Peru	5.2%
Dominican Republic	4.7%
Philippines	4.3%
Saudi Arabia	4.2%
United Arab Emirates	3.6%
China	3.4%
Korea	3.3%
Argentina	2.0%
Malaysia	1.5%
Israel	1.3%
United States	1.3%
Qatar	0.8%
Thailand	0.6%
Hong Kong	0.5%
Jamaica	0.5%
Kuwait	0.5%
Paraguay	0.4%
Other Assets and Liabilities	0.9%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(c)	Perpetual Maturity

(d)	Value determined using significant unobservable inputs.

(e)	Seven-day yield as of period end

(f)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	37

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated)	March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 0.4%

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-SUB	0.00%	(a)(b)(c)(k)	01/17/2028	129,398

	Total Collateralized Loan Obligations (Cost $410,173)				129,398

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 16.2%

	Adjustable Rate Mortgage Trust,
121,248	Series 2006-1-2A1	3.54%	(b)	03/25/2036	87,230

	Alternative Loan Trust,
201,543	Series 2005-J8-1A5	5.50%		07/25/2035	189,523

	Banc of America Alternative Loan Trust,
295,111	Series 2006-7-A4	6.50%	(d)	10/25/2036	134,201

	BCAP LLC Trust,
25,836	Series 2007-AA2-2A5	6.00%		04/25/2037	18,464

	Chase Mortgage Finance Trust Series 2006-S2-1A13,
177,408	Series 2006-S2-1A13	6.25%		10/25/2036	113,831

	ChaseFlex Trust,
133,712	Series 2007-M1-2F4	4.13%	(d)	08/25/2037	128,678

	Citigroup Mortgage Loan Trust, Inc.,
10,865	Series 2009-7-2A2	5.50%	(c)	10/25/2021	9,963

	CitiMortgage Alternative Loan Trust,
128,727	Series 2007-A6-1A11	6.00%		06/25/2037	128,945

	Countrywide Alternative Loan Trust,
188,524	Series 2005-48T1-A2	5.50%		11/25/2035	148,076
58,944	Series 2006-32CB-A16	5.50%		11/25/2036	46,356
697,154	Series 2006-J1-2A1	7.00%		02/25/2036	153,828
11,344	Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	29.40%	(e)	08/25/2037	15,958
8,187	Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	27.97%	(e)	09/25/2037	8,995

	Countrywide Home Loans,
124,402	Series 2007-10-A5	6.00%		07/25/2037	90,502
6,792	Series 2007-4-1A5	6.50%		05/25/2037	4,954

	Credit Suisse First Boston Mortgage Securities Corporation,
70,069	Series 2005-8-1A3	5.25%		09/25/2035	68,098

	Credit Suisse Mortgage Capital Certificates,
26,002	Series 2006-9-4A1	6.00%		11/25/2036	21,378

	Deutsche Mortgage Securities, Inc.,
44,611	Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.98%	(c)(e)	04/15/2036	40,719
205,261	Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.98%	(c)(e)	04/15/2036	192,789

	First Horizon Alternative Mortgage Securities Trust,
30,526	Series 2007-FA2-1A3	6.00%		04/25/2037	17,888

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	(b)	09/25/2036	99,211

	GSR Mortgage Loan Trust,
52,467	Series 2006-2F-2A20 (-1 x 1 Month LIBOR USD + 11.10%, 5.00% Floor, 11.10% Cap)	10.98%	(e)	02/25/2036	50,303

	Homeward Opportunities Fund Trust,
500,000	Series 2020-BPL1-A2	5.44%	(c)(f)	08/25/2025	504,446

	JP Morgan Alternative Loan Trust,
16,903	Series 2005-S1-2A11	6.00%		12/25/2035	15,348
294,001	Series 2006-S1-1A3	5.50%		03/25/2036	218,176

	JP Morgan Mortgage Acquisition Trust,
98,576	Series 2006-CH2-AF3	5.46%	(d)	09/25/2029	79,440

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lehman Mortgage Trust,
46,127	Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.29%	(e)(g)	08/25/2036	7,484
2,883	Series 2006-4-1A4	6.00%		08/25/2036	2,787
652,413	Series 2007-10-2A1	6.50%		01/25/2038	340,860
31,312	Series 2007-5-11A1	5.06%	(b)	06/25/2037	24,242

	Lehman XS Trust,
99,639	Series 2005-1-3A3A	5.61%	(d)	07/25/2035	99,678

	MASTR Resecuritization Trust,
156,478	Series 2008-4-A1	6.00%	(b)(c)	06/27/2036	142,386

	Morgan Stanley Mortgage Loan Trust,
203,909	Series 2007-13-6A1	6.00%		10/25/2037	155,620

	Residential Accredit Loans, Inc.,
2,044	Series 2006-QS13-1A8	6.00%		09/25/2036	1,930
20,775	Series 2006-QS7-A4 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	0.51%		06/25/2036	14,879
62,325	Series 2006-QS7-A5 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.49%	(e)(g)	06/25/2036	8,339
39,197	Series 2006-QS8-A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor)	0.56%		08/25/2036	28,391
117,590	Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	5.44%	(e)(g)	08/25/2036	16,570

	Residential Asset Mortgage Products, Inc.,
140,013	Series 2004-RS2-MII1 (1 Month LIBOR USD + 0.58%, 0.87% Floor, 14.00% Cap)	0.98%		02/25/2034	138,909

	Residential Asset Securitization Trust,
164,124	Series 2005-A11-1A4	5.50%		10/25/2035	147,327
14,475	Series 2005-A12-A12	5.50%		11/25/2035	11,879
323,999	Series 2007-A1-A8	6.00%		03/25/2037	188,218

	Toorak Mortgage Corporation Ltd.,
500,000	Series 2019-2-A2	4.21%	(f)	09/25/2022	499,718

	Washington Mutual Mortgage Pass-Through Certificates,
220,376	Series 2006-8-A6	4.24%	(d)	10/25/2036	114,553

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $5,508,695)				4,531,070

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 20.3%

	Federal Home Loan Mortgage Corporation,
32,720	Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	6.32%	(e)(g)	01/15/2037	6,573
65,765	Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94%	(e)(g)	08/15/2037	11,163
16,146	Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	6.28%	(e)(g)	11/15/2037	2,051
71,724	Series 3384-SG (-1 x 1 Month LIBOR USD + 6.31%, 6.31% Cap)	6.20%	(e)(g)	08/15/2036	15,698
21,478	Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	6.07%	(e)(g)	02/15/2038	2,851
37,390	Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.54%	(e)(g)	03/15/2038	4,829
325,773	Series 3423-TG (-1 x 1 Month LIBOR USD + 6.00%, 0.35% Cap)	0.35%	(e)(g)	03/15/2038	3,051

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
40,640	Series 3500-SA (-1 x 1 Month LIBOR USD + 5.52%, 5.52% Cap)	5.41%	(e)(g)	01/15/2039	5,154
126,385	Series 3523-SM (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.89%	(e)(g)	04/15/2039	19,366
9,111	Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.84%	(e)(g)	08/15/2039	1,010
72,622	Series 3728-SV (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	4.34%	(e)(g)	09/15/2040	9,117
86,461	Series 3758-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	5.92%	(e)(g)	11/15/2040	14,953
60,532	Series 3779-DZ	4.50%		12/15/2040	65,765
118,742	Series 3815-ST (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	5.74%	(e)(g)	02/15/2041	22,351
40,627	Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	5.86%	(e)(g)	07/15/2041	6,311
635,434	Series 4183-Z	3.00%	(h)	03/15/2043	675,698

	Federal National Mortgage Association,
54,741	Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	6.47%	(e)(g)	10/25/2036	10,587
27,655	Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	6.21%	(e)(g)	01/25/2037	5,542
201,989	Series 2007-39-AI (-1 x 1 Month LIBOR USD + 6.12%, 6.12% Cap)	6.01%	(e)(g)	05/25/2037	38,647
85,701	Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	6.51%	(e)(g)	10/25/2036	15,237
5,827	Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.64%	(e)(g)	07/25/2039	908
84,043	Series 2009-86-CI (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	5.69%	(e)(g)	09/25/2036	7,102
26,694	Series 2009-90-IA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	5.64%	(e)(g)	03/25/2037	3,388
24,921	Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	5.61%	(e)(g)	04/25/2037	3,397
139,528	Series 2010-39-SL (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	5.56%	(e)(g)	05/25/2040	21,301
22,702	Series 2011-5-PS (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	6.29%	(e)(g)	11/25/2040	1,358
428,309	Series 2012-30-DZ	4.00%	(h)	04/25/2042	464,753
1,264,538	Series 2013-53-ZC	3.00%	(h)	06/25/2043	1,334,258
1,180,930	Series 2013-55-VZ	3.00%	(h)	06/25/2043	1,249,513
609,026	Series 2014-58-VZ	3.00%	(h)	09/25/2044	640,388
618,449	Series 2015-9-ZA	3.50%	(h)	03/25/2045	668,143

	Government National Mortgage Association,
13,680	Series 2009-6-SM (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.84%	(e)(g)	02/20/2038	1,557
206,630	Series 2011-45-GZ	4.50%		03/20/2041	221,715

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
109,715	Series 2011-7-LS (-2 x 1 Month LIBOR USD + 9.88%, 9.88% Cap)	9.66%	(e)	12/20/2040	130,035

	Total US Government and Agency Mortgage Backed Obligations (Cost $5,157,532)				5,683,770

AFFILIATED MUTUAL FUNDS 19.6%
124,955	DoubleLine Core Fixed Income Fund (Class I)				1,375,754
188,730	DoubleLine Flexible Income Fund (Class I)				1,821,240
91,884	DoubleLine Low Duration Bond Fund (Class I)				916,088
131,152	DoubleLine Total Return Bond Fund (Class I)				1,371,852

	Total Affiliated Mutual Funds (Cost $5,535,090)				5,484,934

EXCHANGE TRADED FUNDS AND MUTUAL FUNDS 10.6%
17,800	iShares ESG MSCI USA Leaders ETF				1,233,006
14,500	iShares MSCI Canada Index ETF				493,725
18,800	iShares MSCI Chile ETF				643,900
130,000	Voya Prime Rate Trust				603,200

	Total Exchange Traded Funds and Mutual Funds (Cost $2,814,686)				2,973,831

REAL ESTATE INVESTMENT TRUSTS 4.5%
59,000	Chimera Investment Corporation				749,300
132,000	MFA Financial, Inc.				537,240

	Total Real Estate Investment Trusts (Cost $1,147,115)				1,286,540

SHORT TERM INVESTMENTS 21.3%
926,880	First American Government Obligations Fund - Class U	0.04%	(i)		926,880
926,879	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(i)		926,879
926,879	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(i)		926,879
2,200,000	United States Treasury Bills	0.00%	(j)	04/22/2021	2,199,995
1,000,000	United States Treasury Bills	0.00%		12/02/2021	999,779

	Total Short Term Investments (Cost $5,979,832)				5,980,412

	Total Investments 92.9% (Cost $26,553,123)				26,069,955
	Other Assets in Excess of Liabilities 7.1%				1,979,609

	NET ASSETS 100.0%				$28,049,564

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	39

Schedule of Investments DoubleLine Multi-Asset Growth Fund(Consolidated) (Cont.)

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	21.3%
US Government and Agency Mortgage Backed Obligations	20.3%
Affiliated Mutual Funds	19.6%
Non-Agency Residential Collateralized Mortgage Obligations	16.2%
Exchange Traded Funds and Mutual Funds	10.6%
Real Estate Investment Trusts	4.5%
Collateralized Loan Obligations	0.4%
Other Assets and Liabilities	7.1%

100.0%

(a)	Value determined using significant unobservable inputs.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(d)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(e)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(f)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(g)	Interest only security

(h)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(i)	Seven-day yield as of period end

(j)	All or a portion of this security has been pledged as collateral.

(k)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount(1)	Value/Unrealized Appreciation (Depreciation)
Ultra Long Term US Treasury Bond Future	Short	(6)	06/21/2021	(1,087,313)	$51,518
Ultra 10-Year US Treasury Note Future	Short	(8)	06/21/2021	(1,149,500)	39,296
US Dollar Index Future	Long	6	06/14/2021	559,416	9,437
E-Mini Standard & Poor’s 500 Index Future	Long	5	06/18/2021	991,850	8,614
10-Year US Treasury Note Future	Short	(14)	06/21/2021	(1,833,125)	6,173
MSCI EAFE Index Futures	Long	32	06/18/2021	3,507,200	(31,437)
ICE US MSCI Emerging Markets Future	Long	26	06/18/2021	1,719,250	(34,903)
E-mini Russell 2000 Futures	Long	7	06/18/2021	777,875	(44,290)

					$4,408

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector ER II USD Index(i)	Barclays Capital, Inc.	Long	0.40%	Termination	08/31/2021	5,900,000	$1,512,706
Long Commodity Basket Swap(ii)	Morgan Stanley	Long	0.19%	Termination	04/01/2021	1,600,000	19,220
Short Commodity Basket Swap(iii)	Morgan Stanley	Short	(0.22)%	Termination	04/01/2021	(1,600,000)	3,698
SPDR S&P Bank ETF	Goldman Sachs	Long	0.11%	Termination	06/22/2021	1,132,450	(36,366)

							$1,499,258

(i)

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies or by an exchange traded fund in the relevant sector. Information on the sector constituents as of period end, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

(ii)	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At March 31, 2021 all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value (iv)	Value of Index	Weightings
Morgan Stanley Corn Roll	MSCYCN0	0.21	$76	17.0%
Morgan Stanley RBOB Roll	MSCYXB0	0.16	75	16.8%
Morgan Stanley Brent Oil Roll	MSCYCO0	0.21	75	16.7%
Morgan Stanley Soybeans Roll	MSCYSY0	0.14	75	16.7%
Morgan Stanley Wheat Roll	MSCYWH0	0.25	74	16.6%
Morgan Stanley Sugar Roll	MSCYSB0	0.21	72	16.2%

			$447	100.0%

(iii)	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At March 31, 2021 all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value (iv)	Value of Index	Weightings
Morgan Stanley Gasoil Roll	MSCYQS0	0.31	$99	17.2%
Morgan Stanley Cotton Roll	MSCYCT0	0.17	99	17.2%
Morgan Stanley Kansas Wheat Roll	MSCYKW0	0.51	97	16.9%
Morgan Stanley Natural Gas Roll	MSCYNG0	1.21	96	16.6%
Morgan Stanley Coffee (Arabica) Roll	MSCYKC0	0.49	94	16.2%
Morgan Stanley Cocoa Roll	MSCYCC0	0.24	92	15.9%

			$577	100.0%

(iv)

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

A summary of the DoubleLine Multi-Asset Growth Fund’s (Consolidated) investments in affiliated mutual funds for the year ended March 31, 2021 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at March 31, 2021	Value at March 31, 2021	Change in Unrealized for the Year Ended March 31, 2021	Dividend Income Earned for the Year Ended March 31, 2021	Net Realized Gain (Loss) for the Year Ended March 31, 2021
DoubleLine Total Return Bond Fund (Class I)	$2,219,628	$—	$(865,000)	131,152	$1,371,852	$15,400	$64,015	$1,824
DoubleLine Core Fixed Income Fund (Class I)	2,174,460	—	(895,000)	124,955	1,375,754	66,287	57,921	30,007
DoubleLine Low Duration Bond Fund (Class I)	2,161,127	—	(1,350,000)	91,884	916,088	116,716	39,529	(11,755)
DoubleLine Flexible Income Fund (Class I)	1,970,026	—	(425,000)	188,730	1,821,240	302,777	76,533	(26,563)

	$8,525,241	$—	$(3,535,000)	536,721	$5,484,934	$501,180	$237,998	$(6,487)

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	41

Schedule of Investments DoubleLine Low Duration Bond Fund	March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 8.1%

	AASET Ltd.,
9,645,232	Series 2019-2-A	3.38%	(a)	10/16/2039	9,671,534

	AccessLex Institute,
2,604,082	Series 2004-2-A3 (3 Month LIBOR USD + 0.19%)	0.41%		10/25/2024	2,572,448
4,743,425	Series 2007-A-B (3 Month LIBOR USD + 0.55%)	0.74%		02/25/2037	4,549,902

	Affirm Asset Securitization Trust,
15,000,000	Series 2020-A-A	2.10%	(a)	02/18/2025	15,167,543
5,794,352	Series 2020-Z1-A	3.46%	(a)	10/15/2024	5,874,315
19,375,223	Series 2020-Z2-A	1.90%	(a)	01/15/2025	19,584,631
5,000,000	Series 2021-A-A	0.88%	(a)	08/15/2025	5,006,828

	American Credit Acceptance Receivables Trust,
3,250,000	Series 2019-2-C	3.17%	(a)	06/12/2025	3,293,467

	Aqua Finance Trust,
9,462,880	Series 2020-AA-A	1.90%	(a)	07/17/2046	9,559,171

	Arivo Acceptance Auto Loan Receivables Trust,
3,440,352	Series 2019-1-A	2.99%	(a)	07/15/2024	3,483,851
7,417,615	Series 2021-1A-A	1.19%	(a)	01/15/2027	7,449,739

	Avant Loans Funding Trust,
1,732,796	Series 2019-B-A	2.72%	(a)	10/15/2026	1,735,720

	CAL Funding IV Ltd.,
10,293,125	Series 2020-1A-A	2.22%	(a)	09/25/2045	10,338,015

	CLUB Credit Trust,
134,181	Series 2018-2-PT	1.99%	(a)(b)	02/15/2041	126,561

	Commonbond Student Loan Trust,
2,106,713	Series 2017-BGS-A1	2.68%	(a)	09/25/2042	2,162,341
2,211,209	Series 2020-AGS-A	1.98%	(a)	08/25/2050	2,245,206

	Consumer Loan Underlying Bond Credit Trust,
383,376	Series 2019-P2-A	2.47%	(a)	10/15/2026	385,020

	CPS Auto Receivables Trust,
2,150,000	Series 2020-C-C	1.71%	(a)	08/17/2026	2,190,240

	Domino’s Pizza Master Issuer LLC,
6,316,640	Series 2017-1A-A2I (3 Month LIBOR USD + 1.25%)	1.47%	(a)	07/25/2047	6,341,257

	DRB Prime Student Loan Trust,
5,167,433	Series 2015-D-A2	3.20%	(a)	01/25/2040	5,195,982

	Drive Auto Receivables Trust,
7,000,000	Series 2020-2-B	1.42%		03/17/2025	7,096,524

	DT Auto Owner Trust,
6,066,837	Series 2020-2A-A	1.14%	(a)	01/16/2024	6,089,789

	Earnest Student Loan Program,
2,514,830	Series 2017-A-A2	2.65%	(a)	01/25/2041	2,532,994

	Exeter Automobile Receivables Trust,
27,750,000	Series 2021-1A-C	0.74%		01/15/2026	27,715,279

	Foundation Finance Trust,
4,938,161	Series 2019-1A-A	3.86%	(a)	11/15/2034	5,112,731

	Freed Trust,
5,054,988	Series 2020-FP1-A	2.52%	(a)	03/18/2027	5,090,088

	Genesis Private Label Amortizing Trust,
2,862,355	Series 2020-1-A	2.08%	(a)	07/20/2030	2,866,147

	Genesis Sales Finance Master Trust,
7,200,000	Series 2020-AA-A	1.65%	(a)	09/22/2025	7,246,848
3,350,000	Series 2020-AA-B	2.24%	(a)	09/22/2025	3,369,019

	Global SC Finance SRL,
4,739,336	Series 2020-1A-A	2.17%	(a)	10/17/2040	4,758,297

	GLS Auto Receivables Issuer Trust,
52,178	Series 2019-1A-A	3.37%	(a)	01/17/2023	52,235
1,679,999	Series 2019-2A-A	3.06%	(a)	04/17/2023	1,685,953
12,258,786	Series 2020-2A-A	1.58%	(a)	08/15/2024	12,364,031

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Hilton Grand Vacations Trust,
2,133,615	Series 2018-AA-A	3.54%	(a)	02/25/2032	2,251,540
947,944	Series 2020-AA-A	2.74%	(a)	02/25/2039	986,777

	Laurel Road Prime Student Loan Trust,
2,487,488	Series 2019-A-A1FX	2.34%	(a)	10/25/2048	2,530,659

	LendingClub Receivables Trust,
9,553,247	Series 2020-3-A	3.50%	(a)	01/16/2046	9,692,151
7,987,773	Series 2020-5A-A	3.50%	(a)	03/15/2046	8,054,233

	Lendingpoint Asset Securitization Trust,
200,894	Series 2020-1-A	2.51%	(a)	02/10/2026	200,956

	Loanpal Solar Loan Ltd.,
12,086,511	Series 2020-3GS-A	2.47%	(a)	12/20/2047	12,162,232

	Marlette Funding Trust,
978,432	Series 2019-1A-A	3.44%	(a)	04/16/2029	984,054
2,173,143	Series 2019-2A-A	3.13%	(a)	07/16/2029	2,189,044
2,669,430	Series 2019-3A-A	2.69%	(a)	09/17/2029	2,687,075
1,838,386	Series 2019-4A-A	2.39%	(a)	12/17/2029	1,852,726
6,750,000	Series 2019-4A-C	3.76%	(a)	12/17/2029	7,014,264

	Navient Private Education Loan Trust,
7,636,339	Series 2020-FA-A	1.22%	(a)	07/15/2069	7,673,988
4,404,376	Series 2020-GA-A	1.17%	(a)	09/16/2069	4,423,473

	NP SPE LLC,
5,745,724	Series 2019-1A-A1	2.57%	(a)	09/20/2049	5,906,256

	OneMain Financial Issuance Trust,
1,869,944	Series 2017-1A-A1	2.37%	(a)	09/14/2032	1,873,041

	Oxford Finance Funding LLC,
10,500,000	Series 2019-1A-A2	4.46%	(a)	02/15/2027	10,880,119
18,000,000	Series 2020-1A-A2	3.10%	(a)	02/15/2028	18,612,558

	Pagaya AI Debt Selection Trust,
6,696,168	Series 2019-3-A	3.82%	(a)	11/16/2026	6,798,681
14,924,379	Series 2020-3-A	2.10%	(a)	05/17/2027	15,031,445
20,000,000	Series 2021-1-A	1.18%	(a)	11/15/2027	20,072,400

	Prosper Marketplace Issuance Trust,
3,505,310	Series 2019-4A-A	2.48%	(a)	02/17/2026	3,518,195

	Santander Drive Auto Receivables Trust,
10,000,000	Series 2020-4-D	1.48%		01/15/2027	10,071,068

	SLM Private Credit Student Loan Trust,
8,367,919	Series 2006-A-A5 (3 Month LIBOR USD + 0.29%)	0.47%		06/15/2039	8,184,801
5,043,256	Series 2006-B-A5 (3 Month LIBOR USD + 0.27%)	0.45%		12/15/2039	4,945,121

	Small Business Lending Trust,
11,864,014	Series 2020-A-A	2.62%	(a)	12/15/2026	11,911,940

	SoFi Alternative Trust,
28,414,728	Series 2021-A-PT1	1.48%	(a)(b)	03/15/2047	28,275,979
30,000,000	Series 2021-B-PT1	1.76%	(a)(b)	02/15/2047	30,205,230

	SoFi Consumer Loan Program LLC,
99,814	Series 2016-1-A	3.26%	(a)	08/25/2025	100,004

	SoFi Consumer Loan Program Trust,
658,498	Series 2017-5-A2	2.78%	(a)	09/25/2026	662,053
627,399	Series 2019-1-A	3.24%	(a)	02/25/2028	630,005
580,758	Series 2019-2-A	3.01%	(a)	04/25/2028	585,688
6,471,947	Series 2019-F-PT1	3.93%	(a)(b)	02/15/2045	6,633,306

	SoFi Professional Loan Program Trust,
10,389,925	Series 2020-C-AFX	1.95%	(a)	02/15/2046	10,559,122

	SoFi Professional Loan Program,
2,602,927	Series 2015-C-A2	2.51%	(a)	08/25/2033	2,608,878
1,480,870	Series 2016-A-A2	2.76%	(a)	12/26/2036	1,503,036
1,738,558	Series 2017-A-A2B	2.40%	(a)	03/26/2040	1,760,536
4,205,762	Series 2019-C-A1FX	2.13%	(a)	11/16/2048	4,222,449

	Springleaf Funding Trust,
11,059,550	Series 2017-AA-A	2.68%	(a)	07/15/2030	11,092,120

	Spruce Asset Backed Securities Trust,
29,109	Series 2016-E1-A	4.32%	(a)	06/15/2028	29,414

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Stack Infrastructure Issuer LLC,
7,098,958	Series 2019-1A-A2	4.54%	(a)	02/25/2044	7,574,771

	TAL Advantage VII LLC,
4,737,500	Series 2020-1A-A	2.05%	(a)	09/20/2045	4,739,019

	Tesla Auto Lease Trust,
5,000,000	Series 2019-A-C	2.68%	(a)	01/20/2023	5,139,077
3,250,000	Series 2020-A-A4	0.78%	(a)	12/20/2023	3,272,109

	Theorem Funding Trust,
3,858,691	Series 2020-1A-A	2.48%	(a)	10/15/2026	3,888,995

	Upgrade Master Pass-Thru Trust,
1,836,486	Series 2019-ST1-A	4.00%	(a)	07/15/2025	1,857,128
10,000,000	Series 2021-PT3-A	5.72%	(a)	06/15/2027	10,061,390

	Upstart Pass-Through Trust,
5,715,871	Series 2020-ST5-A	3.00%	(a)	12/20/2026	5,744,222

	Upstart Securitization Trust,
191,553	Series 2019-1-B	4.19%	(a)	04/20/2026	191,843
3,768,758	Series 2019-2-A	2.90%	(a)	09/20/2029	3,787,059
19,883,364	Series 2020-3-A	1.70%	(a)	11/20/2030	20,046,856
8,361,609	Series 2021-1-A	0.87%	(a)	03/20/2031	8,371,255

	Westlake Automobile Receivables Trust,
627,487	Series 2019-2A-A2A	2.57%	(a)	02/15/2023	628,972

	Total Asset Backed Obligations (Cost $553,648,428)				557,593,019

BANK LOANS 4.2%

	1011778 B.C. Unlimited Liability Company,
8,894,998	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		11/19/2026	8,747,697

	Asplundh Tree Expert LLC,
7,201,862	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		09/07/2027	7,190,050

	Avantor Funding, Inc.,
8,803,582	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		11/08/2027	8,817,887

	Axalta Coating Systems Dutch Holding B B.V.,
8,844,769	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	1.95%		05/31/2024	8,815,891

	Berry Global, Inc.,
10,746,770	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.90%		07/01/2026	10,676,217

	Calpine Corporation,
1,441,332	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		04/06/2026	1,427,575
6,123,488	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		12/16/2027	6,093,697

	Catalent Pharma Solutions, Inc.
1,695,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		02/22/2028	1,699,941

	Charter Communications Operating LLC
8,871,485	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.87%		02/01/2027	8,839,903

	CSC Holdings LLC,
8,940,454	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		07/17/2025	8,838,131

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Dell International LLC,
8,384,593	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.25% Floor)	2.00%		09/19/2025	8,386,856

	Elanco Animal Health, Inc.,
8,828,076	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.87%		07/30/2027	8,725,582

	Energizer Holdings, Inc.,
5,675,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/22/2027	5,663,168

	Gardner Denver, Inc.,
1,024,650	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		03/01/2027	1,013,123

	Generac Power Systems, Inc.,
1,394,255	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		12/11/2026	1,398,396

	Go Daddy Operating Company LLC,
8,890,339	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		02/15/2024	8,832,018

	Gray Television, Inc.,
3,247,352	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.62%		01/02/2026	3,231,635

	Grifols Worldwide Operations USA, Inc.,
8,855,225	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 2.00%)	0.00%		11/15/2027	8,767,204

	HCA, Inc.,
8,873,591	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		03/18/2026	8,881,222

	Horizon Therapeutics USA, Inc.,
2,980,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		03/15/2028	2,975,530

	IAA, Inc.,
6,614,274	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		06/29/2026	6,589,470

	IQVIA, Inc.,
8,376,687	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	1.86%		06/11/2025	8,345,274

	Iron Mountain Information Management LLC,
9,006,355	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		01/02/2026	8,908,771

	Jacobs Douwe Egberts International B.V.,
1,005,000	Senior Secured First Lien	2.20%	(c)	11/01/2025	1,004,578

	JBS USA Lux S.A.,
9,115,697	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		05/01/2026	9,074,904

	KAR Auction Services, Inc.,
8,934,539	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		09/21/2026	8,772,601

	KFC Holding Company,
6,944,194	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	1.86%		03/15/2028	6,957,214

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	43

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Lamar Media Corporation,
1,940,438	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.50%)	1.61%	01/29/2027	1,932,559

	Level 3 Financing, Inc.,
9,320,195	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%	03/01/2027	9,211,475

	Marriott Ownership Resorts, Inc.
3,968,960	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%	08/29/2025	3,878,170

	Nexstar Broadcasting, Inc.,
8,895,983	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.86%	09/18/2026	8,843,186

	Open Text Corporation,
4,294,490	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.94%	05/30/2025	4,305,226

	Resideo Funding, Inc.,
4,060,000	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%	02/11/2028	4,054,925

	Reynolds Consumer Products LLC,
8,481,927	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%	02/04/2027	8,451,731

	RPI Intermediate Finance Trust,
4,930,916	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%	02/11/2027	4,927,834

	Science Applications International Corporation,
5,566,863	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.88%)	1.98%	10/31/2025	5,570,843

	ServiceMaster Company LLC,
8,941,365	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.87%	11/05/2026	8,946,954

	Syneos Health, Inc.,
6,166,892	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.19%	08/01/2024	6,147,621

	Trans Union LLC,
8,507,073	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%	11/13/2026	8,458,029

	Universal Health Services, Inc.,
4,464,301	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.95%	10/31/2025	4,464,301

	US Foods, Inc.,
6,047,900	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%	09/14/2026	5,940,610

	Virgin Media Bristol LLC,
3,799,969	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.63%	01/31/2028	3,771,260

	Vistra Operations Company LLC,
8,855,410	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%	12/31/2025	8,804,801

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	W.R. Grace & Company,
3,567,857	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	1.95%		04/03/2025	3,550,589
2,081,250	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	1.95%		04/03/2025	2,071,177
1,570,000	WMG Acquisition Corporation	0.00%	(c)(i)	01/20/2028	1,564,112

	WMG Acquisition Corporation,
7,330,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.13%)	2.23%		01/20/2028	7,312,811

	Total Bank Loans (Cost $292,625,302)				290,882,749

COLLATERALIZED LOAN OBLIGATIONS 14.9%

	AGL Ltd.,
16,825,000	Series 2020-5A-A1 (3 Month LIBOR USD + 2.05%, 2.05% Floor)	2.27%	(a)	07/20/2030	16,897,014

	AIMCO,
14,868,725	Series 2015-AA-AR (3 Month LIBOR USD + 0.85%, 0.85% Floor)	1.09%	(a)	01/15/2028	14,905,345
4,500,000	Series 2019-10A-B (3 Month LIBOR USD + 1.80%, 1.80% Floor)	2.02%	(a)	07/22/2032	4,513,453

	Anchorage Capital Ltd.,
15,000,000	Series 2013-1A-A1R (3 Month LIBOR USD + 1.25%)	1.47%	(a)	10/13/2030	15,012,750
15,000,000	Series 2018-1RA-A1 (3 Month LIBOR USD + 0.99%, 0.99% Floor)	1.21%	(a)	04/13/2031	15,000,000

	Apidos Ltd.,
4,000,000	Series 2021-35A-A (3 Month LIBOR USD + 1.05%, 1.05% Floor)	1.25%	(a)	04/20/2034	4,000,000

	Atlas Senior Loan Fund Ltd.,
12,156,521	Series 2013-1A-AR (3 Month LIBOR USD + 0.83%)	1.02%	(a)	11/17/2027	12,141,723

	Babson Ltd.,
5,987,000	Series 2015-2A-AR (3 Month LIBOR USD + 1.19%)	1.41%	(a)	10/20/2030	5,991,922

	Battalion Ltd.,
34,649,525	Series 2014-7A-A1RR (3 Month LIBOR USD + 1.04%, 1.04% Floor)	1.26%	(a)	07/17/2028	34,676,114

	Carlyle Global Market Strategies Ltd.,
9,918,327	Series 2014-3RA-A1A (3 Month LIBOR USD + 1.05%)	1.26%	(a)	07/27/2031	9,924,842

	Carlyle US Ltd.,
11,000,000	Series 2021-1A-A1 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.33%	(a)	04/15/2034	11,001,383

	CarVal Ltd.,
42,000,000	Series 2019-1A-ANR (3 Month LIBOR USD + 1.11%, 1.11% Floor)	1.23%	(a)	04/20/2032	42,011,465

	Catamaran Ltd.,
3,000,000	Series 2018-1A-A1 (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.47%	(a)	10/25/2031	3,000,749

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Cathedral Lake Ltd.,
1,250,000	Series 2016-4A-AR (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.47%	(a)	10/20/2028	1,250,906
35,000,000	Series 2018-5A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.42%	(a)	10/21/2030	35,046,661

	CFIP Ltd.,
26,500,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	1.54%	(a)	07/13/2029	26,482,856

	Crown Point Ltd.,
17,971,713	Series 2018-6A-A1 (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.39%	(a)	10/20/2028	18,016,788
7,500,000	Series 2020-9A-A (3 Month LIBOR USD + 2.05%, 2.05% Floor)	2.28%	(a)	07/14/2032	7,530,153

	Dryden Ltd.,
21,000,000	Series 2019-75A-AR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.44%	(a)	07/15/2030	21,027,230
10,000,000	Series 2019-75A-AR2 (3 Month LIBOR USD + 1.04%, 1.04% Floor)	1.24%	(a)	04/15/2034	10,000,000
5,000,000	Series 2019-76A-A1 (3 Month LIBOR USD + 1.33%, 1.33% Floor)	1.55%	(a)	10/20/2032	5,020,446

	Elmwood Ltd.,
10,000,000	Series 2019-2A-B (3 Month LIBOR USD + 2.10%, 2.10% Floor)	2.32%	(a)	04/20/2031	10,010,704
5,000,000	Series 2020-1A-A (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.48%	(a)	04/15/2033	5,021,250

	Greywolf Ltd.,
5,585,000	Series 2015-1A-A1R (3 Month LIBOR USD + 1.16%, 1.16% Floor)	1.38%	(a)	01/27/2031	5,589,644
14,100,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.40%	(a)	10/20/2031	14,107,050

	Gulf Stream Meridian Ltd.,
10,750,000	Series 2020-IIA-A1A (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.44%	(a)	10/15/2029	10,793,945

	Halcyon Loan Advisors Funding Ltd.,
1,619,871	Series 2014-3A-AR (3 Month LIBOR USD + 1.10%)	1.32%	(a)	10/22/2025	1,622,028
11,697,794	Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	1.12%	(a)	10/18/2027	11,679,497

	Halsey Point Ltd.,
13,250,000	Series 2020-2A-A1 (3 Month LIBOR USD + 1.86%, 1.86% Floor)	2.08%	(a)	07/20/2031	13,321,339

	Harbourview Ltd.,
8,790,627	Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	1.35%	(a)	07/18/2031	8,812,667

	Jamestown Ltd.,
10,500,000	Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.37%	(a)	04/25/2030	10,509,253

	Jefferson Mill Ltd.,
9,968,710	Series 2015-1A-AR (3 Month LIBOR USD + 1.18%)	1.40%	(a)	10/20/2031	9,976,200

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Kingsland Ltd.,
22,000,000	Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.34%	(a)	04/20/2031	22,045,002

	LCM LP,
29,029,997	Series 19A-AR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.48%	(a)	07/15/2027	29,045,830

	LCM Ltd.,
13,000,000	Series -24A-AR (3 Month LIBOR USD + 0.98%, 0.98% Floor)	1.11%	(a)	03/20/2030	13,013,763

	Marathon Ltd.,
12,053,900	Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	1.05%	(a)	11/21/2027	12,061,347
3,000,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	1.99%	(a)	04/15/2029	2,990,654
24,008,401	Series 2018-12A-A1 (3 Month LIBOR USD + 1.18%)	1.40%	(a)	04/18/2031	24,040,520

	Marble Point Ltd.,
20,000,000	Series 2018-2A-A1R (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.50%	(a)	01/20/2032	20,003,647
4,000,000	Series 2019-1A-B (3 Month LIBOR USD + 2.15%)	2.37%	(a)	07/23/2032	4,009,869

	Midocean Credit Partners,
20,000,000	Series 2018-8A-A1 (3 Month LIBOR USD + 1.15%)	1.33%	(a)	02/20/2031	20,010,150
15,500,000	Series 2018-8A-A1R (3 Month LIBOR USD + 1.05%, 1.05% Floor)	1.23%	(a)	02/20/2031	15,500,000

	MP Ltd.,
35,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	1.50%	(a)	07/25/2029	35,040,747
12,920,885	Series 2015-1A-ARR (3 Month LIBOR USD + 1.08%)	1.30%	(a)	10/18/2028	12,917,740
19,616,648	Series 2015-2A-AR (3 Month LIBOR USD + 0.91%)	1.13%	(a)	10/28/2027	19,619,194

	Neuberger Berman Loan Advisers Ltd.,
2,000,000	Series 2020-37A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.42%	(a)	07/20/2031	2,008,423

	Ocean Trails,
28,258,823	Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.50%	(a)	10/13/2031	28,272,952

	OCP Ltd.,
16,500,000	Series 2014-5A-A1R (3 Month LIBOR USD + 1.08%, 1.08% Floor)	1.30%	(a)	04/26/2031	16,511,696

	Octagon Investment Partners Ltd.,
3,000,000	Series 2020-1A-A1 (3 Month LIBOR USD + 1.85%, 1.85% Floor)	2.07%	(a)	04/20/2031	3,010,470

	OHA Credit Funding Ltd.,
8,500,000	Series 2012-7A-AR3 (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.24%	(a)	02/20/2034	8,500,939

	Palmer Square Loan Funding Ltd.,
9,092,623	Series 2018-5A-A1 (3 Month LIBOR USD + 0.85%, 0.85% Floor)	1.07%	(a)	01/20/2027	9,090,631

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	45

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Park Avenue Institutional Advisers Ltd.,
34,000,000	Series 2018-1A-A1A (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.50%	(a)	10/20/2031	34,031,047

	Race Point Ltd.,
24,868,164	Series 2015-9A-A1AR (3 Month LIBOR USD + 1.21%)	1.45%	(a)	10/15/2030	24,877,960

	Regatta Funding Ltd.,
12,500,000	Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	1.41%	(a)	10/25/2031	12,516,763

	Riserva Ltd.,
10,000,000	Series 2016-3A-ARR (3 Month LIBOR USD + 1.06%, 1.06% Floor)	1.17%	(a)	01/18/2034	10,002,550

	Romark Ltd.,
21,771,593	Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	1.25%	(a)	04/20/2031	21,750,051

	RR Ltd.,
18,875,000	Series 2021-14A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.22%	(a)	04/15/2036	18,865,722

	Sound Point Ltd.,
16,000,000	Series 2014-2RA-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.47%	(a)	10/20/2031	16,009,729

	Steele Creek Ltd.,
2,365,000	Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.29%	(a)	04/21/2031	2,358,533
900,000	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.44%	(a)	04/15/2032	899,332
18,000,000	Series 2019-2A-A1 (3 Month LIBOR USD + 1.36%, 1.36% Floor)	1.60%	(a)	07/15/2032	18,033,352

	Symphony Ltd.,
12,925,000	Series 2014-15A-AR3 (3 Month LIBOR USD + 1.08%, 1.08% Floor)	1.21%	(a)	01/17/2032	12,912,075

	Tralee Ltd.,
44,000,000	Series 2019-6A-A1 (3 Month LIBOR USD + 1.45%)	1.67%	(a)	10/25/2032	44,124,736

	Trimaran CAVU LLC,
10,000,000	Series 2019-1A-A1 (3 Month LIBOR USD + 1.46%, 1.46% Floor)	1.68%	(a)	07/20/2032	10,065,932
5,750,000	Series 2021-1A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.34%	(a)	04/23/2032	5,750,099

	Vibrant Ltd.,
21,715,001	Series 2015-3A-A1RR (3 Month LIBOR USD + 1.25%)	1.47%	(a)	10/20/2031	21,704,334

	Wellfleet Ltd.,
18,980,865	Series 2016-1A-AR (3 Month LIBOR USD + 0.91%)	1.13%	(a)	04/20/2028	18,972,291
2,985,453	Series 2016-2A-A1R (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.36%	(a)	10/20/2028	2,987,074
19,000,000	Series 2017-2A-A1R (3 Month LIBOR USD + 1.06%)	1.28%	(a)	10/20/2029	19,005,770
5,500,000	Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	1.32%	(a)	07/17/2031	5,503,131

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,481,159	Wind River Ltd.	1.47%	(a)(c)	07/20/2030	5,481,981

	Wind River Ltd.,
10,668,331	Series 2013-2A-AR (3 Month LIBOR USD + 1.23%)	1.45%	(a)	10/18/2030	10,670,927

	Total Collateralized Loan Obligations (Cost $1,026,995,783)				1,029,112,340

FOREIGN CORPORATE BONDS 11.7%
2,000,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	2,097,499
2,170,000	AES Dominicana	7.95%		05/11/2026	2,260,229
884,000	AES Gener S.A.	5.00%		07/14/2025	925,990
2,800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	(a)	03/26/2079	3,012,422
3,000,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	3,227,595
10,100,000	Alibaba Group Holding Ltd.	2.80%		06/06/2023	10,541,248
5,570,000	ANZ New Zealand International Ltd.	1.90%	(a)	02/13/2023	5,720,993
600,000	AstraZeneca PLC	2.38%		06/12/2022	613,296
9,950,000	AstraZeneca PLC	3.50%		08/17/2023	10,611,821
5,165,000	Avolon Holdings Funding Ltd.	3.63%	(a)	05/01/2022	5,268,041
2,370,000	Axiata SPV2 Bhd	4.36%		03/24/2026	2,655,016
2,910,000	Baidu, Inc.	3.50%		11/28/2022	3,037,614
8,000,000	Baidu, Inc.	3.88%		09/29/2023	8,563,956
300,000	Baidu, Inc.	3.08%		04/07/2025	316,040
1,500,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	(a)	02/15/2029	1,591,500
3,350,000	Banco Continental SAECA	2.75%	(a)	12/10/2025	3,303,334
3,600,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	3,760,650
2,500,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%	(a)	09/14/2025	2,557,225
13,859,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	(d)	07/06/2022	14,180,806
22,450,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	22,491,869
5,683,000	Bangkok Bank PCL	3.88%		09/27/2022	5,941,518
2,400,000	Banistmo S.A.	3.65%	(a)	09/19/2022	2,450,928
17,500,000	Banistmo S.A.	3.65%		09/19/2022	17,871,350
3,995,000	Bank of Nova Scotia	0.55%		09/15/2023	3,997,272
1,000,000	Bank of the Philippine Islands	2.50%		09/10/2024	1,042,750
6,060,000	Barclays PLC (1 Year CMT Rate + 0.80%)	1.01%		12/10/2024	6,057,410
5,360,000	BAT International Finance PLC	1.67%		03/25/2026	5,308,988
2,000,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	2,109,770
4,071,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	4,202,127
8,500,000	BDO Unibank, Inc.	2.63%		10/24/2021	8,600,937
1,000,000	BDO Unibank, Inc.	2.95%		03/06/2023	1,037,500
4,790,000	BNP Paribas S.A. (3 Month LIBOR USD + 2.24%)	4.71%	(a)	01/10/2025	5,270,410
5,875,000	BPCE S.A.	2.38%	(a)	01/14/2025	6,072,915

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,200,000	C&W Senior Financing DAC	7.50%		10/15/2026	4,458,951
14,400,000	Chile Electricity PEC SpA	0.00%	(a)	01/25/2028	11,787,192
495,000	CIMB Bank BHD	3.26%		03/15/2022	506,929
2,200,000	Credicorp Ltd.	2.75%	(a)	06/17/2025	2,247,531
6,860,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	1.42%	(a)	06/12/2024	6,932,209
1,500,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	0.84%		07/25/2022	1,508,650
16,900,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	(d)	09/07/2021	17,058,606
183,634	Digicel Group Ltd. (7.00% PIK)	7.00%	(a)(d)	04/16/2021	134,916
1,111,694	Digicel Group Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.00%	(a)	04/01/2025	918,999
3,177,700	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	3,190,252
5,074,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	4,272,255
11,603,059	ENA Norte Trust	4.95%		04/25/2023	11,928,984
10,200,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	10,973,788
200,000	ENN Energy Holdings Ltd.	3.25%		07/24/2022	204,994
3,200,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.08%		11/20/2023	3,236,832
5,000,000	Export-Import Bank of India	3.13%		07/20/2021	5,035,157
10,513,529	Fenix Power Peru S.A.	4.32%		09/20/2027	11,041,046
16,100,000	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	16,117,457
2,000,000	Geopark Ltd.	6.50%		09/21/2024	2,073,690
11,230,000	GlaxoSmithKline Capital PLC	0.53%		10/01/2023	11,247,664
1,900,000	Global Bank Corporation	4.50%	(a)	10/20/2021	1,929,288
8,400,000	Global Bank Corporation	4.50%		10/20/2021	8,529,486
5,750,000	Grupo Aval Ltd.	4.75%		09/26/2022	6,007,313
9,936,000	Grupo de Inversiones Suramericana SA	5.70%		05/18/2021	10,021,698
16,005,000	HPHT Finance Ltd.	2.88%		11/05/2024	16,855,479
5,235,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	5,312,465
3,000,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	3,286,013
2,652,410	Interoceanica Finance Ltd.	0.00%		11/30/2025	2,539,683
3,000,000	Inversiones CMPC S.A.	4.50%		04/25/2022	3,089,295
8,868,000	JD.com, Inc.	3.13%		04/29/2021	8,882,331
200,000	Kallpa Generacion S.A.	4.88%		05/24/2026	219,395
2,700,000	Korea Development Bank	1.25%		06/03/2025	2,711,061
12,400,000	Korea Development Bank	0.80%		04/27/2026	12,135,504
5,000,000	Korea Development Bank	1.00%		09/09/2026	4,930,832
5,300,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	5,378,954
8,500,000	Korea East-West Power Company Ltd.	1.75%	(a)	05/06/2025	8,626,624
14,700,000	Korea Electric Power Corporation	1.13%		06/15/2025	14,610,334
1,900,000	Korea Electric Power Corporation	1.13%	(a)	06/15/2025	1,888,410
13,000,000	Korea Southern Power Company Ltd.	0.75%	(a)	01/27/2026	12,600,027
15,575,000	KT Corporation	1.00%		09/01/2025	15,330,640
11,800,000	LG Chem Ltd.	3.25%		10/15/2024	12,787,268
3,995,000	Lloyds Banking Group PLC (1 Year CMT Rate + .55%)	0.70%		05/11/2024	3,995,347

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,235,000	Macquarie Bank Ltd.	2.10%	(a)	10/17/2022	5,371,472
2,000,000	Malayan Banking BHD (3 Month LIBOR USD + 0.80%)	0.99%		08/16/2024	2,015,339
11,428,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	11,622,962
13,090,000	MEGlobal Canada ULC	5.00%	(a)	05/18/2025	14,585,336
11,445,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	1.08%		07/26/2023	11,587,248
10,815,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.79%)	0.98%		03/05/2023	10,937,721
7,400,000	Multibank, Inc.	4.38%		11/09/2022	7,607,792
7,800,000	NongHyup Bank	1.25%	(a)	07/20/2025	7,770,126
2,300,000	NongHyup Bank	1.25%		07/20/2025	2,291,329
16,195,000	ONGC Videsh Ltd.	2.88%		01/27/2022	16,402,167
4,000,000	ONGC Videsh Ltd.	3.75%		05/07/2023	4,192,363
3,000,000	Oversea-Chinese Banking Corporation Ltd.	4.25%		06/19/2024	3,291,231
11,300,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(a)	09/10/2030	11,208,583
5,600,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	5,554,696
7,407,190	Panama Metro Line SP	0.00%		12/05/2022	7,240,602
2,049,991	Panama Metro Line SP	0.00%	(a)	12/05/2022	2,003,887
3,334,000	Perusahaan Listrik Negara PT	5.50%		11/22/2021	3,441,938
8,600,000	Petrobras Global Finance B.V.	4.38%		05/20/2023	9,020,540
3,800,000	Petronas Capital Ltd.	3.13%		03/18/2022	3,893,955
8,000,000	POSCO	2.38%		11/12/2022	8,202,192
6,550,000	POSCO	2.38%		01/17/2023	6,725,658
2,300,000	POSCO	2.75%		07/15/2024	2,429,601
2,700,000	PSA Treasury Pte Ltd.	2.50%		04/12/2026	2,821,551
19,310,000	Reliance Industries Ltd.	5.40%		02/14/2022	20,068,105
8,035,000	Royal Bank of Canada (Secured Overnight Financing Rate + 0.53%)	0.55%		01/20/2026	8,027,270
6,380,000	Royal Bank of Scotland Group PLC (3 Month LIBOR USD + 1.55%)	1.75%		06/25/2024	6,520,216
600,000	Falabella S.A.	3.75%		04/30/2023	630,295
7,977,000	Santander UK PLC	2.10%		01/13/2023	8,202,031
8,000,000	Saudi Arabian Oil Company	2.75%		04/16/2022	8,201,533
200,000	Saudi Arabian Oil Company	1.25%	(a)	11/24/2023	201,453
2,000,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	2,088,570
2,640,000	SingTel Group Treasury Pte Ltd.	3.25%		06/30/2025	2,833,001
4,251,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	4,454,010
3,500,000	State Grid Overseas Investment Ltd.	3.13%		05/22/2023	3,661,494
3,500,000	State Grid Overseas Investment Ltd.	1.00%		08/05/2025	3,410,452
5,440,000	Sumitomo Mitsui Trust Bank Ltd.	0.80%	(a)	09/12/2023	5,458,432
13,200,000	Telefonica Chile S.A.	3.88%		10/12/2022	13,814,394
2,900,000	Temasek Financial Ltd.	2.38%		01/23/2023	3,004,724
12,000,000	Tencent Holdings Ltd.	1.81%	(a)	01/26/2026	12,056,162
13,950,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	14,849,498

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	47

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,990,000	Toronto-Dominion Bank (Secured Overnight Financing Rate + 0.36%)	0.37%		03/04/2024	5,994,923
5,417,000	Toronto-Dominion Bank (Secured Overnight Financing Rate + 0.48%)	0.50%		01/27/2023	5,441,245
8,230,000	UBS Group Funding Switzerland AG (1 Year CMT Rate + 0.83%)	1.01%	(a)	07/30/2024	8,282,591
9,720,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	9,826,920
3,850,000	Unifin Financiera S.A.B. de C.V.	7.00%		01/15/2025	3,808,362
1,000,000	Union Bank of the Philippines	3.37%		11/29/2022	1,038,271
775,000	United Overseas Bank Ltd. (3 Month LIBOR USD + 0.48%)	0.70%	(a)	04/23/2021	775,189
850,000	United Overseas Bank Ltd. (3 Month LIBOR USD + 0.48%)	0.70%		04/23/2021	850,207
6,015,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	6,438,516
1,400,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	1,382,059
3,600,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	3,669,588
7,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	7,096,145
2,915,000	Vedanta Resources Ltd.	7.13%		05/31/2023	2,602,527
1,000,000	Vedanta Resources Ltd.	6.13%		08/09/2024	806,355
5,255,000	Volkswagen Group of America Finance LLC	0.88%	(a)	11/22/2023	5,278,796

	Total Foreign Corporate Bonds (Cost $792,938,627)				804,236,191

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 1.9%
5,200,000	Abu Dhabi Government International Bond	0.75%	(a)	09/02/2023	5,223,296
5,800,000	Abu Dhabi Government International Bond	2.50%	(a)	04/16/2025	6,126,494
20,800,000	Brazilian Government International Bond	2.88%		06/06/2025	21,032,960
6,500,000	Indonesia Government International Bond	4.88%		05/05/2021	6,518,360
3,500,000	Indonesia Government International Bond	3.75%		04/25/2022	3,615,798
800,000	Indonesia Government International Bond	2.95%		01/11/2023	829,772
590,000	Indonesia Government International Bond	3.38%		04/15/2023	620,367
13,150,000	Panama Government International Bond	4.00%		09/22/2024	14,350,463

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,900,000	Panama Government International Bond	3.75%		03/16/2025	6,451,915
9,725,000	Perusahaan Penerbit	3.40%		03/29/2022	9,986,457
1,200,000	Perusahaan Penerbit	3.75%		03/01/2023	1,266,510
2,900,000	Perusahaan Penerbit	2.30%		06/23/2025	2,979,895
14,250,000	Peruvian Government International Bond	2.39%		01/23/2026	14,694,885
8,900,000	Qatar Government International Bond	2.38%		06/02/2021	8,933,589
2,900,000	Qatar Government International Bond	4.50%		01/20/2022	2,997,324
13,000,000	Saudi Government International Bond	2.38%		10/26/2021	13,144,300
9,000,000	Saudi Government International Bond	2.88%		03/04/2023	9,366,840
3,711,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	3,751,493

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $131,464,089)				131,890,718

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 16.0%

	ACRE Commercial Mortgage Ltd.,
6,750,000	Series 2021-FL4-A (1 Month LIBOR USD + 0.83%, 0.83% Floor)	0.94%	(a)	12/18/2037	6,745,727
5,000,000	Series 2021-FL4-AS (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.21%	(a)	12/18/2037	4,993,705

	Arbor Realty Ltd.,
10,812,000	Series 2018-FL1-A (1 Month LIBOR USD + 1.15%)	1.26%	(a)	06/15/2028	10,831,548
1,016,000	Series 2019-FL1-B (1 Month LIBOR USD + 1.70%)	1.81%	(a)	05/15/2037	1,018,225
16,415,000	Series 2020-FL1-AS (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.51%	(a)	02/15/2035	16,435,256
5,000,000	Series 2021-FL1-A (1 Month LIBOR USD + 0.97%, 0.97% Floor)	1.10%	(a)	12/15/2035	4,992,500
5,000,000	Series 2021-FL1-AS (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	12/15/2035	4,992,500

	Ashford Hospitality Trust,
6,452,658	Series 2018-ASHF-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.01%	(a)	04/15/2035	6,449,897

	Atrium Hotel Portfolio Trust,
12,019,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.16%	(a)	12/15/2036	11,428,769
7,570,000	Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.06%	(a)	06/15/2035	7,578,925
225,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.51%	(a)	06/15/2035	218,187

	Bancorp Commercial Mortgage Trust,
1,530,000	Series 2019-CRE5-B (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.61%	(a)	03/15/2036	1,531,885

	BANK,
87,120,207	Series 2017-BNK5-XA	1.06%	(b)(e)	06/15/2060	3,810,873
100,759,391	Series 2017-BNK6-XA	0.82%	(b)(e)	07/15/2060	3,817,048
23,672,677	Series 2019-BN20-XA	0.84%	(b)(e)	09/15/2062	1,393,819
194,874,217	Series 2020-BN26-XA	1.24%	(b)(e)	03/15/2063	16,952,400

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Barclays Commercial Mortgage Securities LLC,
91,410,022	Series 2017-C1-XA	1.45%	(b)(e)	02/15/2050	6,062,550
2,261,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31%	(a)	08/15/2036	2,259,865
5,175,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.61%	(a)	08/15/2036	4,700,414

	BBCMS Mortgage Trust,
13,011,000	Series 2017-DELC-B (1 Month LIBOR USD + 1.03%, 1.03% Floor)	1.14%	(a)	08/15/2036	13,007,059
13,430,131	Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.11%	(a)	10/15/2037	13,462,392
168,500	Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	2.50%	(a)	07/15/2037	166,710
17,989,000	Series 2018-TALL-A (1 Month LIBOR USD + 0.72%, 0.72% Floor)	0.83%	(a)	03/15/2037	17,833,888
10,696,000	Series 2018-TALL-B (1 Month LIBOR USD + 0.97%, 0.97% Floor)	1.08%	(a)	03/15/2037	10,526,914
239,959,272	Series 2020-C6-XA	1.06%	(b)(e)	02/15/2053	17,815,320
59,000,000	Series 2020-C6-XB	0.68%	(b)(e)	02/15/2053	3,306,791

	BDS Ltd.,
3,316,000	Series 2019-FL4-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.21%	(a)	08/15/2036	3,323,461

	Bear Stearns Commercial Mortgage Securities Trust,
1,447,935	Series 2006-PW13-D	5.75%	(a)(b)	09/11/2041	1,424,858

	Benchmark Mortgage Trust,
127,718,569	Series 2018-B1-XA	0.51%	(b)(e)	01/15/2051	3,571,407
175,515,706	Series 2020-B16-XA	0.93%	(b)(e)	02/15/2053	12,174,770
35,720,000	Series 2020-IG1-XB	0.13%	(b)(e)	09/15/2043	458,895

	BHMS Trust,
7,792,000	Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.36%	(a)	07/15/2035	7,800,917
1,878,000	Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01%	(a)	07/15/2035	1,873,058

	BHP Trust,
5,632,325	Series 2019-BXHP-A (1 Month LIBOR USD + 0.98%, 0.98% Floor)	1.08%	(a)	08/15/2036	5,637,181
4,057,900	Series 2019-BXHP-C (1 Month LIBOR USD + 1.52%, 1.52% Floor)	1.63%	(a)	08/15/2036	4,062,758

	Bsprt Issuer Ltd.,
2,182,451	Series 2018-FL4-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.16%	(a)	09/15/2035	2,185,725
18,407,000	Series 2019-FL5-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.26%	(a)	05/15/2029	18,459,920
20,000,000	Series 2021-FL6-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.20%	(a)	03/15/2036	20,005,000

	BX Commercial Mortgage Trust,
1,950,883	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	2.08%	(a)	09/15/2037	1,776,190

	BX Trust,
3,820,660	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26%	(a)	07/15/2034	3,833,927
6,117,000	Series 2017-FL1-C (1 Month LIBOR USD + 1.95%, 1.95% Floor)	2.06%	(a)	06/15/2035	6,117,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BX Trust, (Cont.)
4,048,953	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.16%	(a)	07/15/2034	4,059,041
9,922,900	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26%	(a)	07/15/2034	9,963,716
14,601,676	Series 2018-EXCL-A (1 Month LIBOR USD + 1.09%, 1.09% Floor)	1.19%	(a)	09/15/2037	14,196,373
3,532,459	Series 2018-EXCL-B (1 Month LIBOR USD + 1.33%, 1.33% Floor)	1.43%	(a)	09/15/2037	3,316,289
6,441,000	Series 2018-GW-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	0.91%	(a)	05/15/2035	6,448,050
10,567,120	Series 2019-MMP-B (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.41%	(a)	08/15/2036	10,535,883
1,895,514	Series 2019-MMP-C (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.56%	(a)	08/15/2036	1,886,683

	BXMT Ltd.,
1,503,000	Series 2020-FL2-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.01%	(a)	02/16/2037	1,501,450
8,181,000	Series 2020-FL2-C (1 Month LIBOR USD + 1.65%, 1.65% Floor)	1.76%	(a)	02/16/2037	8,128,470

	CD Commercial Mortgage Trust,
25,706,406	Series 2017-CD4-XA	1.29%	(b)(e)	05/10/2050	1,423,310

	CF Trust,
6,444,000	Series 2019-MF1-A (1 Month LIBOR USD + 1.05%, 2.05% Floor)	2.05%	(a)	08/21/2032	6,515,268

	CFCRE Commercial Mortgage Trust,
111,754,971	Series 2017-C8-XA	1.59%	(b)(e)	06/15/2050	7,521,221
42,452,000	Series 2017-C8-XB	0.95%	(b)(e)	06/15/2050	2,157,164

	CFK Trust,
55,675,000	Series 2020-MF2-X	0.77%	(a)(b)(e)	03/15/2039	2,326,068

	CG-CCRE Commercial Mortgage Trust,
1,362,286	Series 2014-FL2-A (1 Month LIBOR USD + 1.85%, 1.85% Floor)	1.96%	(a)	11/15/2031	1,309,323

	CHCP Ltd.,
12,621,000	Series 2021-FL1-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.16%	(a)	02/15/2038	12,665,174
7,490,000	Series 2021-FL1-AS (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.41%	(a)	02/15/2038	7,511,556

	CHT Mortgage Trust,
183,000	Series 2017-CSMO-A (1 Month LIBOR USD + 0.93%, 0.93% Floor)	1.04%	(a)	11/15/2036	183,284

	Citigroup Commercial Mortgage Trust,
31,956,785	Series 2016-GC36-XA	1.22%	(b)(e)	02/10/2049	1,550,502
58,988,551	Series 2016-P3-XA	1.70%	(b)(e)	04/15/2049	3,639,310
9,000,000	Series 2018-TBR-A (1 Month LIBOR USD + 0.83%, 0.83% Floor)	0.94%	(a)	12/15/2036	8,978,504
179,000	Series 2018-TBR-D (1 Month LIBOR USD + 1.80%, 1.80% Floor)	1.91%	(a)	12/15/2036	174,103
242,000	Series 2019-PRM-D	4.35%	(a)	05/10/2036	251,886

	CLNC Ltd.,
2,016,000	Series 2019-FL1-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.36%	(a)	08/20/2035	2,023,056

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	49

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CLNC Ltd., (Cont.)
16,415,000	Series 2019-FL1-AS (1 Month LIBOR USD + 1.55%, 1.55% Floor)	1.66%	(a)	08/20/2035	16,308,729

	Commercial Mortgage Pass-Through Certificates,
7,404,748	Series 2012-CR2-XA	1.62%	(b)(e)	08/15/2045	102,592
104,332,838	Series 2013-CR12-XA	1.11%	(b)(e)	10/10/2046	2,508,860
19,705,864	Series 2013-LC6-XA	1.31%	(b)(e)	01/10/2046	334,359
2,950,000	Series 2014-FL5-C (1 Month LIBOR USD + 2.15%, 2.15% Floor)	1.50%	(a)	10/15/2031	2,809,712
6,657,000	Series 2014-FL5-D (1 Month LIBOR USD + 4.00%, 4.00% Floor)	1.50%	(a)	10/15/2031	6,233,091
154,037,585	Series 2015-CR25-XA	0.83%	(b)(e)	08/10/2048	4,746,129
21,308,000	Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.11%	(a)	09/15/2033	21,158,356

	Credit Suisse Commercial Mortgage Securities Corporation,
10,603,000	Series 2019-SKLZ-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.36%	(a)	01/15/2034	10,646,245

	CSAIL Commercial Mortgage Trust,
125,025,016	Series 2017-C8-XA	1.22%	(b)(e)	06/15/2050	5,641,629
19,762,906	Series 2017-CX9-XA	0.87%	(b)(e)	09/15/2050	513,004

	CSMC Trust,
10,862,000	Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01%	(a)	07/15/2032	10,454,754
583,000	Series 2017-MOON-D	3.20%	(a)(b)	07/10/2034	583,152

	DBCG Mortgage Trust,
12,925,000	Series 2017-BBG-B (1 Month LIBOR USD + 0.85%, 0.95% Floor)	0.96%	(a)	06/15/2034	12,899,072

	Exantas Capital Corporation Ltd.,
6,419,333	Series 2019-RSO7-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.11%	(a)	04/15/2036	6,419,712

	Exantas Capital Corporation,
7,000,791	Series 2020-RSO8-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.26%	(a)	03/15/2035	7,009,542
15,000,000	Series 2020-RSO8-AS (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.56%	(a)	03/15/2035	15,018,750
28,207,692	Federal National Mortgage Association	1.78%	(b)	03/25/2031	28,626,802

	FS Rialto,
29,135,000	Series 2019-FL1-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31%	(a)	12/16/2036	29,081,974

	GPMT Ltd.,
1,577,376	Series 2018-FL1-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.01%	(a)	11/21/2035	1,575,676
12,432,000	Series 2018-FL1-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	3.06%	(a)	11/21/2035	12,379,263
17,691,000	Series 2019-FL2-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.41%	(a)	02/22/2036	17,742,746

	Great Wolf Trust,
20,623,000	Series 2019-WOLF-E (1 Month LIBOR USD + 2.73%, 2.73% Floor)	2.84%	(a)	12/15/2036	20,100,256

	GS Mortgage Securities Corporation,
6,000,000	Series 2018-TWR-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.01%	(a)	07/15/2031	5,975,269
6,000,000	Series 2018-TWR-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.71%	(a)	07/15/2031	5,911,379

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Trust,
109,911,096	Series 2017-GS6-XA	1.03%	(b)(e)	05/10/2050	6,093,691
132,101,160	Series 2017-GS7-XA	1.12%	(b)(e)	08/10/2050	6,994,334
152,951,669	Series 2017-GS8-XA	0.97%	(b)(e)	11/10/2050	7,219,701

	Hilton Orlando Trust,
4,330,000	Series 2018-ORL-B (1 Month LIBOR USD + 1.20%, 1.05% Floor)	1.31%	(a)	12/15/2034	4,331,160

	Hunt Ltd.,
1,373,482	Series 2017-FL1-A (1 Month LIBOR USD + 1.00%)	1.11%	(a)	08/15/2034	1,375,543
7,250,000	Series 2017-FL1-B (1 Month LIBOR USD + 1.65%)	1.76%	(a)	08/15/2034	7,273,954
20,301,000	Series 2018-FL2-A (1 Month LIBOR USD + 1.08%, 1.08% Floor)	1.19%	(a)	08/15/2028	20,359,365

	IMT Trust,
3,605,955	Series 2017-APTS-DFL (1 Month LIBOR USD + 1.55%, 1.55% Floor)	1.66%	(a)	06/15/2034	3,592,561

	JP Morgan Chase Commercial Mortgage Securities Corporation,
417,144	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01%	(a)	06/15/2032	416,229
6,784,001	Series 2018-LAQ-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.11%	(a)	06/15/2032	6,794,171

	JP Morgan Chase Commercial Mortgage Securities Trust,
4,546,000	Series 2011-C4-E	5.56%	(a)(b)	07/15/2046	4,517,831
14,496,503	Series 2014-C20-XA	1.71%	(b)(e)	07/15/2047	213,257
64,702,807	Series 2016-JP4-XA	0.68%	(b)(e)	12/15/2049	1,594,413
12,491,000	Series 2018-WPT-EFL (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.70%	(a)	07/05/2033	12,513,245
59,178,200	Series 2020-ACE-XA	0.34%	(a)(b)(e)	01/10/2037	654,156
117,285,000	Series 2020-MKST-XCP	2.63%	(a)(b)(e)	12/15/2036	2,099,636

	JPMBB Commercial Mortgage Securities Trust,
2,550,000	Series 2014-C25-B	4.35%	(b)	11/15/2047	2,707,143
65,521,774	Series 2015-C32-XA	1.21%	(b)(e)	11/15/2048	2,070,082

	JPMCC Commercial Mortgage Securities Trust,
26,049,198	Series 2019-COR5-XA	1.50%	(b)(e)	06/13/2052	2,404,351
15,902,000	Series 2019-MFP-A (1 Month LIBOR USD + 0.96%, 0.96% Floor)	1.07%	(a)	07/15/2036	15,900,846
2,133,138	KREF Ltd.	1.21%	(a)(c)	06/15/2036	2,140,604

	LCCM Mortgage Trust,
500,000	Series 2014-909-D	3.90%	(a)(b)	05/15/2031	499,303

	Life Mortgage Trust,
5,750,000	Series 2021-BMR-A (1 Month LIBOR USD + 0.70%, 0.70% Floor)	0.81%	(a)	03/15/2038	5,762,499

	LoanCore Issuer Ltd.,
5,005,329	Series 2018-CRE1-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	1.24%	(a)	05/15/2028	5,005,329
18,273,000	Series 2019-CRE2-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.61%	(a)	05/15/2036	18,288,989
11,067,300	Series 2019-CRE3-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.16%	(a)	04/15/2034	11,083,901
12,821,400	Series 2019-CRE3-AS (1 Month LIBOR USD + 1.37%, 1.37% Floor)	1.48%	(a)	04/15/2034	12,834,645

	LSTAR Commercial Mortgage Trust,
64,273,536	Series 2017-5-X	0.99%	(a)(b)(e)	03/10/2050	1,889,456

	Marathon CRE,
3,471,674	Series 2018-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.26%	(a)	06/15/2028	3,476,882

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MF1 Ltd.,
12,024,991	Series 2019-FL2-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	1.24%	(a)	12/25/2034	12,046,467

	MF1 Multifamily Housing Mortgage Loan Trust,
10,343,000	Series 2021-FL5-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	0.96%	(a)	07/15/2036	10,379,201
10,343,000	Series 2021-FL5-AS (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31%	(a)	07/15/2036	10,379,201

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,380,970	Series 2012-C5-XA	1.41%	(a)(b)(e)	08/15/2045	29,136
14,566,697	Series 2014-C19-LNCX	0.60%	(a)(b)(e)	12/15/2046	299,375

	Morgan Stanley Capital Barclays Bank Trust,
3,384,000	Series 2016-MART-B	2.48%	(a)	09/13/2031	3,368,167

	Morgan Stanley Capital Trust,
1,401,314	Series 2006-HQ10-X1	0.19%	(a)(b)(e)	11/12/2041	14
3,216,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.31%	(a)	11/15/2034	3,190,053
4,824,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26%	(a)	11/15/2034	4,715,938
2,324,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.46%	(a)	11/15/2034	2,168,271
67,699,503	Series 2017-H1-XA	1.41%	(b)(e)	06/15/2050	3,862,968
12,901,000	Series 2018-SUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.01%	(a)	07/15/2035	12,916,773
7,895,000	Series 2019-PLND-D (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.86%	(a)	05/15/2036	7,423,019

	Motel 6 Trust,
8,565,317	Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.26%	(a)	08/15/2034	8,587,663

	Natixis Commercial Mortgage Securities Trust 2018-850T,
5,185,000	Series 2018-850T-C (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.26%	(a)	07/15/2033	5,033,270

	Natixis Commercial Mortgage Securities Trust,
11,958,039	Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.06%	(a)	06/15/2035	11,821,115

	NLY Commercial Mortgage Trust,
19,570,000	Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.71%	(a)	02/15/2036	19,627,379

	PFP Ltd.,
6,296,669	Series 2019-5-A (1 Month LIBOR USD + 0.97%, 0.97% Floor)	1.08%	(a)	04/14/2036	6,316,768
4,716,416	Series 2019-6-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.16%	(a)	04/14/2037	4,723,491
10,000,000	Series 2021-7-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	0.95%	(a)	04/14/2038	10,003,750
10,000,000	Series 2021-7-AS (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.25%	(a)	04/14/2038	9,997,500

	Rosslyn Portfolio Trust,
4,638,651	Series 2017-ROSS-A (1 Month LIBOR USD + 0.95%, 1.94% Floor)	1.94%	(a)	06/15/2033	4,645,015
5,277,671	Series 2017-ROSS-B (1 Month LIBOR USD + 1.25%, 2.24% Floor)	2.24%	(a)	06/15/2033	5,310,757

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Shelter Growth Issuer Ltd.,
14,382,000	Series 2019-FL2-B (1 Month LIBOR USD + 2.30%, 1.80% Floor)	2.41%	(a)	05/15/2036	14,249,657

	SLIDE,
14,095,816	Series 2018-FUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.01%	(a)	06/15/2031	14,098,383

	STWD Ltd.,
12,887,000	Series 2019-FL1-AS (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.51%	(a)	07/15/2038	12,890,222

	Tharaldson Hotel Portfolio Trust,
1,063,635	Series 2018-THL-B (1 Month LIBOR USD + 1.25%, 1.10% Floor)	1.35%	(a)	11/11/2034	1,062,962

	TPG Real Estate Finance Issuer Ltd.,
17,000,000	Series 2021-FL4-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31%	(a)	03/15/2038	17,070,125

	TRTX Issuer Ltd.,
16,923,000	Series 2019-FL3-AS (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.56%	(a)	10/15/2034	16,971,654

	UBS Commercial Mortgage Trust,
25,054,072	Series 2012-C1-XA	2.06%	(a)(b)(e)	05/10/2045	270,133
63,505,496	Series 2017-C1-XA	1.52%	(b)(e)	06/15/2050	4,566,077
103,846,379	Series 2017-C3-XA	1.09%	(b)(e)	08/15/2050	5,258,864
116,854,213	Series 2018-C8-XA	0.87%	(b)(e)	02/15/2051	5,589,850
552,000	Series 2018-NYCH-D (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.21%	(a)	02/15/2032	532,670

	VMC Finance LLC,
2,704,333	Series 2018-FL2-A (1 Month LIBOR USD + 0.92%, 0.92% Floor)	1.03%	(a)	10/15/2035	2,716,846

	Wells Fargo Commercial Mortgage Trust,
27,820,166	Series 2015-LC22-XA	0.77%	(b)(e)	09/15/2058	782,751
182,599,240	Series 2019-C51-XA	1.37%	(b)(e)	06/15/2052	15,418,023
15,532,658	Series 2020-C58-XA	1.89%	(b)(e)	07/15/2053	2,159,015
5,590,000	Series 2021-SAVE-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.26%	(a)	02/15/2040	5,618,113
5,590,000	Series 2021-SAVE-B (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.56%	(a)	02/15/2040	5,620,247

	WF-RBS Commercial Mortgage Trust,
11,580,267	Series 2012-C8-XA	1.78%	(a)(b)(e)	08/15/2045	164,239

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,158,704,488)				1,100,077,370

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 15.8%

	Ajax Mortgage Loan Trust,
7,983,355	Series 2018-E-A	4.38%	(a)(b)	06/25/2058	8,069,302
28,407,719	Series 2018-F-A	4.38%	(a)(b)	11/25/2058	29,672,062
2,899,253	Series 2019-C-A	3.95%	(a)(b)	10/25/2058	2,906,271

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	51

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Arroyo Mortgage Trust,
15,824,896	Series 2019-3-A2	3.21%	(a)(b)	10/25/2048	16,162,879
8,552,553	Series 2019-3-A3	3.42%	(a)(b)	10/25/2048	8,723,612

	Banc of America Funding Corporation,
140,447	Series 2005-E-6A1	2.74%	(b)	05/20/2035	143,576

	Banc of America Mortgage Securities Trust,
612,951	Series 2005-E-2A1	3.30%	(b)	06/25/2035	580,892

	Bayview Opportunity Master Fund Trust,
5,041,281	Series 2019-SBR1-A1	3.47%	(a)(f)	06/28/2034	5,069,382
10,078,960	Series 2019-SBR2-A1	3.43%	(a)(f)	06/28/2034	10,278,443

	BCAP LLC Trust,
594,081	Series 2011-RR1-8A3	6.00%	(a)(b)	08/28/2021	594,906

	Bear Stearns Adjustable Rate Mortgage Trust,
2,070,626	Series 2003-9-4A1	2.57%	(b)	02/25/2034	2,109,363

	Bear Stearns Asset Backed Securities Trust,
164,087	Series 2004-AC2-2A	5.00%		05/25/2034	161,085

	BRAVO Residential Funding Trust,
10,139,314	Series 2020-RPL1-A1	2.50%	(a)(b)	05/26/2059	10,490,412
17,661,884	Series 2021-A-A1	1.99%	(a)(f)	01/25/2024	17,664,562

	Citigroup Mortgage Loan Trust, Inc.,
659,302	Series 2006-AR1-2A1 (1 Year CMT Rate + 2.40%, 2.40% Floor, 9.87% Cap)	2.52%		03/25/2036	659,104

	Citigroup Mortgage Loan Trust,
32,549,174	Series 2018-A-A1	4.00%	(a)(b)	01/25/2068	32,691,323
8,742,218	Series 2019-B-A1	3.26%	(a)(b)	04/25/2066	8,829,868
5,969,145	Series 2019-C-A1	3.23%	(a)(f)	09/25/2059	6,010,577
31,566,342	Series 2019-E-A1	3.23%	(a)(f)	11/25/2070	31,753,120
12,444,166	Series 2020-EXP1-A1A	1.80%	(a)(b)	05/25/2060	12,553,069

	COLT Mortgage Loan Trust,
19,621,947	Series 2020-2-A1	1.85%	(a)(b)	03/25/2065	19,806,833
19,103,158	Series 2021-1R-A1	0.86%	(a)(b)	05/25/2065	19,071,382

	Countrywide Asset-Backed Certificates,
2	Series 2005-15-1AF6	3.63%	(b)	04/25/2036	2

	Countrywide Home Loans,
1,084,560	Series 2004-HYB9-1A1	2.67%	(b)	02/20/2035	1,099,321

	Credit Suisse First Boston Mortgage Securities Corporation,
26,475	Series 2005-11-5A1	5.25%		06/25/2021	15,793

	Credit Suisse Mortgage Capital Certificates,
2,313,667	Series 2011-5R-6A9	3.20%	(a)(b)	11/27/2037	2,332,197
6,690,683	Series 2019-RPL4-A1	3.48%	(a)(b)	08/26/2058	6,698,940
13,720,572	Series 2020-BPL1-A1	3.39%	(a)(f)	02/25/2024	13,778,665

	CSMC Trust,
43,502,358	Series 2019-RP10-A1	3.05%	(a)(b)	12/26/2059	43,803,430
16,716,629	Series 2019-RPL2-A1	3.85%	(a)(b)	11/25/2058	17,114,407
11,852,727	Series 2020-BPL2-A1	3.45%	(a)	03/25/2026	11,848,400
17,462,345	Series 2020-RPL3-A1	2.69%	(a)(b)	03/25/2060	17,689,233
5,447,328	Series 2021-NQM1-A2	0.99%	(a)(b)	05/25/2065	5,431,223
9,078,881	Series 2021-NQM1-A3	1.20%	(a)(b)	05/25/2065	9,061,336

	Deephaven Residential Mortgage Trust,
526,571	Series 2017-2A-A1	2.45%	(a)(b)	06/25/2047	528,677
255,821	Series 2017-2A-A2	2.61%	(a)(b)	06/25/2047	256,824
376,207	Series 2017-2A-A3	2.71%	(a)(b)	06/25/2047	377,394

	Ellington Financial Mortgage Trust,
8,146,402	Series 2020-1-A1	2.01%	(a)(b)	05/25/2065	8,279,071

	First Horizon Mortgage Pass-Through Trust,
2,982,301	Series 2007-AR2-1A1	3.48%	(b)	08/25/2037	1,942,394

	GCAT LLC,
4,882,032	Series 2019-NQM1-A1	2.99%	(a)(f)	02/25/2059	4,904,629
3,528,623	Series 2020-2-A1	3.72%	(a)(f)	06/25/2025	3,539,341
9,301,258	Series 2020-3-A1	2.98%	(a)(f)	09/25/2025	9,410,145

	GS Mortgage-Backed Securities Trust,
17,166,353	Series 2019-SL1-A1	2.63%	(a)(b)	01/25/2059	17,443,828

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GSR Mortgage Loan Trust,
961,680	Series 2005-AR7-3A1	2.94%	(b)	11/25/2035	910,284

	Invitation Homes Trust,
27,961,411	Series 2017-SFR2-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	0.96%	(a)	12/17/2036	28,036,971
17,314,434	Series 2018-SFR1-A (1 Month LIBOR USD + 0.70%)	0.81%	(a)	03/17/2037	17,368,005

	JP Morgan Alternative Loan Trust,
77,601	Series 2006-S4-A6	5.71%	(g)	12/25/2036	78,285

	JP Morgan Mortgage Trust,
3,286	Series 2007-S1-1A1	5.00%		03/25/2022	3,291
5,761	Series 2007-S3-2A2	5.50%		08/25/2022	5,806

	Legacy Mortgage Asset Trust 2019-GS7,
22,661,406	Series 2019-GS7-A1	3.25%	(a)(f)	11/25/2059	22,944,180

	Legacy Mortgage Asset Trust,
24,071,686	Series 2019-GS1-A1	4.00%	(a)(f)	01/25/2059	24,649,926
26,228,014	Series 2019-GS3-A1	3.75%	(a)(f)	04/25/2059	26,484,818
12,277,278	Series 2019-GS4-A1	3.44%	(a)(f)	05/25/2059	12,337,560
9,785,853	Series 2019-GS5-A1	3.20%	(a)(f)	05/25/2059	9,885,456
26,431,832	Series 2019-GS6-A1	3.00%	(a)(f)	06/25/2059	26,614,386
6,517,467	Series 2020-GS4-A1	3.25%	(a)(f)	02/25/2060	6,598,021
43,467,676	Series 2020-GS5-A1	3.25%	(a)	06/25/2060	44,316,265
8,017,970	Series 2020-SL1-A	2.73%	(a)(f)	01/25/2060	8,084,031

	LHOME Mortgage Trust,
20,800,000	Series 2021-RTL1-A1	2.09%	(a)(b)	09/25/2026	20,957,955

	MASTR Adjustable Rate Mortgages Trust,
2,475,890	Series 2006-2-2A1	2.62%	(b)	04/25/2036	1,911,206

	Merrill Lynch Mortgage Investors Trust,
1,543,016	Series 2005-3-2A	2.27%	(b)	11/25/2035	1,541,993

	MFA LLC,
5,672,000	Series 2021-NPL1-A1	2.36%	(a)(f)	03/25/2060	5,719,594

	Mill City Mortgage Loan Trust,
10,437,811	Series 2017-3-A1	2.75%	(a)(b)	01/25/2061	10,656,742

	Morgan Stanley Mortgage Loan Trust,
7,207	Series 2004-1-1A1	5.00%		11/25/2033	7,195

	New Residential Mortgage Loan Trust,
9,870,741	Series 2018-FNT1-A	3.61%	(a)	05/25/2023	9,906,513
21,102,093	Series 2020-RPL2-A1	3.58%	(a)(b)	08/25/2025	21,535,133

	New York Mortgage Trust,
22,130,211	Series 2020-SP1-A1	3.96%	(a)	06/25/2025	22,246,549

	Oaktown Ltd.,
473,840	Series 2019-1A-M1A (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.51%	(a)	07/25/2029	474,583

	OBX Trust,
2,832,578	Series 2018-1-A2 (1 Month LIBOR USD + 0.65%)	0.76%	(a)	06/25/2057	2,841,781

	Opteum Mortgage Acceptance Corporation,
6,724	Series 2005-5-2AN	5.68%	(b)	12/25/2035	6,735

	OSAT Trust,
8,169,140	Series 2020-RPL1-A1	3.07%	(a)(f)	12/26/2059	8,254,041

	Pretium Mortgage Credit Partners LLC,
8,746,699	Series 2020-RPL1-A1	3.82%	(a)(f)	05/27/2060	8,813,285
18,345,000	Series 2021-NPL1-A1	2.24%	(a)(f)	09/27/2060	18,492,255

	PRPM LLC,
28,491,259	Series 2020-1A-A1	2.98%	(a)(f)	02/25/2025	28,584,064
39,618,911	Series 2020-3-A1	2.86%	(a)(f)	09/25/2025	39,941,472
9,585,635	Series 2020-4-A1	2.95%	(a)(f)	10/25/2025	9,622,595
17,388,258	Series 2021-1-A1	2.12%	(a)(b)	01/25/2026	17,403,678
19,812,000	Series 2021-2-A1	2.12%	(a)(b)	03/25/2024	19,970,120

	Radnor Ltd.,
2,653,210	Series 2019-2-M1A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31%	(a)	06/25/2029	2,652,840

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
	Starwood Mortgage Residential Trust,
2,738,380	Series 2020-3-A1	1.49%	(a)(b)	04/25/2065	2,771,224

	Structured Asset Securities Corporation,
183,389	Series 2003-24A-1A3	2.34%	(b)	07/25/2033	186,472

	Toorak Mortgage Corporation Ltd.,
45,000,000	Series 2020-1-A1	2.73%	(a)(f)	03/25/2023	45,610,110

	VCAT LLC,
20,906,756	Series 2020-NPL1-A1	3.67%	(a)(f)	08/25/2050	21,137,500
33,450,029	Series 2021-NPL1-A1	2.29%	(a)(f)	12/26/2050	33,540,417

	Velocity Commercial Capital Loan Trust,
5,032,461	Series 2019-2-A	3.13%	(a)(b)	07/25/2049	5,107,113

	Vericrest Opportunity Loan Trust,
8,672,900	Series 2020-NPL2-A1A	2.98%	(a)(f)	02/25/2050	8,711,052
6,429,414	Series 2020-NPL5-A1A	2.98%	(a)(f)	03/25/2050	6,460,219
7,168,000	Series 2021-NPL7-A1	2.12%	(a)(f)	04/25/2051	7,223,652

	Verus Securitization Trust,
12,268,520	Series 2020-2-A1	2.23%	(a)(b)	05/25/2060	12,407,824
8,429,090	Series 2020-INV1-A1	1.98%	(a)(b)	03/25/2060	8,566,505

	VOLT LLC,
19,308,391	Series 2021-NPL1-A1	1.89%	(a)(f)	02/27/2051	19,324,900
12,429,026	Series 2021-NPL3-A1	2.24%	(a)(f)	02/27/2051	12,431,852
3,266,988	Series 2021-NPL5-A1	2.12%	(a)(f)	03/27/2051	3,266,661
4,013,000	Series 2021-NPL6-A1	2.24%	(a)(f)	04/25/2051	4,015,437

	Washington Mutual Mortgage Pass-Through Certificates,
177,213	Series 2002-AR16-A	2.33%	(b)	12/25/2032	180,799

	Wells Fargo Mortgage Backed Securities Trust,
452,232	Series 2007-7-A36	6.00%		06/25/2037	456,016

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,082,489,892)				1,090,812,640

US CORPORATE BONDS 5.6%
8,190,000	AbbVie, Inc.	2.30%		11/21/2022	8,429,507
5,368,000	American Express Company (3 Month LIBOR USD + 0.65%)	0.84%		02/27/2023	5,412,224
5,486,000	American Tower Corporation	2.40%		03/15/2025	5,727,580
331,000	Amgen, Inc.	2.70%		05/01/2022	336,796
4,637,000	Amgen, Inc.	2.65%		05/11/2022	4,745,738
3,075,000	Amgen, Inc.	3.63%		05/15/2022	3,150,066
2,610,000	Anthem, Inc.	3.30%		01/15/2023	2,740,280
5,744,000	Anthem, Inc.	3.50%		08/15/2024	6,213,546
4,754,000	AT&T, Inc.	4.45%		04/01/2024	5,217,163
2,405,000	Atmos Energy Corporation	0.63%		03/09/2023	2,406,064
11,449,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	0.98%		03/05/2024	11,563,820
5,170,000	BB&T Corporation	2.20%		03/16/2023	5,343,764
5,125,000	Boeing Company	4.51%		05/01/2023	5,487,296
1,550,000	Capital One Financial Corporation	3.20%		01/30/2023	1,623,492
3,265,000	Capital One Financial Corporation	3.90%		01/29/2024	3,531,893
10,185,000	Cardinal Health, Inc.	2.62%		06/15/2022	10,428,035
4,845,000	Carrier Global Corporation	2.24%		02/15/2025	5,019,473
1,995,000	Cigna Corporation	0.61%		03/15/2024	1,987,414
5,071,000	Cintas Corporation	2.90%		04/01/2022	5,189,463
3,231,000	Citigroup, Inc.	2.75%		04/25/2022	3,308,171
5,360,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	1.21%		06/01/2024	5,430,530

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,020,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.87%)	2.31%		11/04/2022	2,041,733
4,719,000	Conagra Brands, Inc.	4.30%		05/01/2024	5,205,879
4,670,000	Dell International LLC	5.45%	(a)	06/15/2023	5,105,625
3,195,000	Dollar Tree, Inc.	4.00%		05/15/2025	3,528,919
1,605,000	DOLLAR TREE, Inc.	3.70%		05/15/2023	1,704,536
620,000	DTE Energy Company	2.25%		11/01/2022	636,073
2,410,000	DTE Energy Company	2.53%		10/01/2024	2,527,482
3,005,000	DTE Energy Company	1.05%		06/01/2025	2,968,219
4,500,000	DuPont de Nemours, Inc.	4.49%		11/15/2025	5,088,800
5,015,000	eBay, Inc.	2.75%		01/30/2023	5,223,988
6,150,000	Entergy Corporation	0.90%		09/15/2025	6,010,762
5,325,000	Equinix, Inc.	1.25%		07/15/2025	5,283,689
5,074,000	Exxon Mobil Corporation	1.57%		04/15/2023	5,200,442
4,894,000	GE Capital International Funding Company Unlimited Company	3.37%		11/15/2025	5,309,958
5,352,000	General Mills, Inc.	3.15%		12/15/2021	5,420,538
4,435,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	5,083,836
5,130,000	Global Payments, Inc.	1.20%		03/01/2026	5,053,685
4,917,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	5,329,096
4,710,000	HCA, Inc.	5.00%		03/15/2024	5,242,777
5,035,000	Hyundai Capital America	2.85%	(a)	11/01/2022	5,195,033
3,355,000	JPMorgan Chase & Company	3.90%		07/15/2025	3,705,635
1,565,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	1,607,708
5,325,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	5,327,705
5,390,000	Kinder Morgan Energy Partners LP	3.95%		09/01/2022	5,608,539
5,602,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	6,123,116
5,290,000	McDonald’s Corporation	2.63%		01/15/2022	5,386,065
5,065,000	Microchip Technology, Inc.	0.97%	(a)	02/15/2024	5,058,430
4,745,000	Micron Technology, Inc.	2.50%		04/24/2023	4,928,940
4,990,000	Mondelez International, Inc.	0.63%		07/01/2022	5,005,989
5,245,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	1.15%		07/22/2022	5,257,056
6,020,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	0.53%		01/25/2024	6,010,644
4,170,000	NextEra Energy Capital Holdings, Inc.	0.65%		03/01/2023	4,184,124
4,869,000	Northrop Grumman Corporation	2.93%		01/15/2025	5,184,149
2,436,000	Omnicom Capital, Inc.	3.63%		05/01/2022	2,520,552
5,340,000	Pacific Gas and Electric Company	1.75%		06/16/2022	5,348,317
4,930,000	PayPal Holdings, Inc.	2.20%		09/26/2022	5,060,293
460,000	PayPal Holdings, Inc.	1.35%		06/01/2023	468,382
4,915,000	Penske Truck Leasing Company	2.70%	(a)	11/01/2024	5,177,941
5,520,000	PepsiCo, Inc.	0.75%		05/01/2023	5,574,840
332,000	Phillips 66	3.85%		04/09/2025	364,125
2,265,000	Phillips 66	1.30%		02/15/2026	2,241,810
2,485,000	Pioneer Natural Resources Corporation	0.75%		01/15/2024	2,477,592
1,955,000	PNC Bank N.A. (3 Month LIBOR USD + 0.42%)	2.03%		12/09/2022	1,977,051
1,920,000	PNC Bank N.A.	3.25%		06/01/2025	2,076,576
1,905,000	PNC Funding Corporation	3.30%		03/08/2022	1,953,595
5,610,000	Prudential Financial, Inc.	3.50%		05/15/2024	6,116,266
5,726,000	PSEG Power LLC	3.85%		06/01/2023	6,108,192
4,915,000	Republic Services, Inc.	2.50%		08/15/2024	5,173,827
5,615,000	Royalty Pharma PLC	0.75%	(a)	09/02/2023	5,612,764
4,815,000	Schlumberger Holdings Corporation	3.75%	(a)	05/01/2024	5,196,618
5,335,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	5,608,313
5,080,000	Simon Property Group LP	2.00%		09/13/2024	5,260,885

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	53

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,950,000	Southern California Edison Company (Secured Overnight Financing Rate + 0.83%)	0.84%		04/01/2024	5,961,068
4,625,000	Synchrony Financial	3.75%		08/15/2021	4,655,583
1,535,000	Synchrony Financial	2.85%		07/25/2022	1,576,674
2,055,000	Target Corporation	2.90%		01/15/2022	2,096,137
5,180,000	Union Pacific Corporation	3.20%		06/08/2021	5,206,910
1,640,000	Upjohn, Inc.	1.13%	(a)	06/22/2022	1,649,403
2,655,000	Valero Energy Corporation	1.20%		03/15/2024	2,664,921
5,285,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.30%		05/15/2025	5,405,989
5,130,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	5,242,190
5,015,000	Welltower, Inc.	3.63%		03/15/2024	5,412,288
8,370,000	Western Union Company	1.35%		03/15/2026	8,164,233
2,205,000	Williams Companies, Inc.	4.30%		03/04/2024	2,401,439
2,545,000	Williams Companies, Inc.	4.55%		06/24/2024	2,806,288

	Total US Corporate Bonds (Cost $378,399,731)				381,402,547

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 6.1%

	Federal Home Loan Mortgage Corporation, Pass-Thru,
123,631,680	Series K722-X1	1.31%	(b)(e)	03/25/2023	2,274,971

	Federal Home Loan Mortgage Corporation,
1,022,706	Pool 840632 (12 Month LIBOR USD + 1.62%, 1.62% Floor, 7.65% Cap)	2.54%		05/01/2045	1,068,373
182,082	Pool N70081	5.50%		07/01/2038	203,372
18,742,545	Pool RB5085	2.00%		11/01/2040	19,049,766
114,361,525	Pool SB8092	1.50%		03/01/2036	114,986,407
20,808	Series 3872-BA	4.00%		06/15/2041	22,394
742,587	Series 4050-BC	2.00%		05/15/2041	751,868
2,326,264	Series 4203-NB	2.00%		10/15/2040	2,372,098
9,998,006	Series 4211-AP	1.60%		03/15/2043	10,221,599
6,897,960	Series 4484-CD	1.75%		07/15/2030	7,082,771
462,267	Series 4773-EA	4.00%		10/15/2042	462,933
1,281,737	Series 4778-NA	4.50%		06/15/2044	1,288,415
14,716,294	Series 4896-CG	3.50%		04/15/2049	15,449,528

	Federal National Mortgage Association Pass-Thru,
34,257	Pool AB3850	4.00%		11/01/2041	36,171
2,293,368	Pool AL2987 (12 Month LIBOR USD + 1.63%, 1.63% Floor, 7.39% Cap)	2.24%		11/01/2042	2,412,388
1,402,300	Pool AL4292	4.50%		04/01/2026	1,488,235

	Federal National Mortgage Association,
49,094,292	Pool FM5470	2.00%		01/01/2036	50,605,586
2,802,942	Pool AL9932	3.04%	(b)	01/01/2024	2,981,379
2,210,176	Pool BC0057 (12 Month LIBOR USD + 1.60%, 1.60% Floor, 7.44% Cap)	1.98%		12/01/2045	2,303,744
9,166,000	Pool BL0606	3.85%		11/01/2028	10,176,532

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
	Federal National Mortgage Association, (Cont.)
1,707,419	Pool BM3520 (12 Month LIBOR USD + 1.56%, 1.56% Floor, 7.00% Cap)	2.64%		05/01/2045	1,783,413
19,715,250	Pool MA4176	2.00%		11/01/2040	19,989,766
74,079	Series 2011-64-DB	4.00%		07/25/2041	81,980
10,145,020	Series 2019-M21-3A1	2.10%		06/25/2034	10,330,609
13,552,254	Series 2020-59-MK	3.00%		08/25/2040	14,210,408
12,763,945	Series 2020-M49-1A1	1.26%	(b)	11/25/2030	12,644,173
19,620,308	Series 2020-M55-A1	1.70%	(b)	12/25/2032	19,923,383
23,617,593	Series 2021-21-HG	2.00%		11/25/2047	24,237,930
9,988,063	Series 2021-M5-A1	1.46%	(b)	01/25/2033	10,013,036
42,600,000	Series 2021-M6-A1	1.53%	(b)	03/25/2033	42,746,438
491,610	Series 4710-KA	3.50%		10/15/2042	493,038
17,472,660	Series 4911-MB	3.00%		09/25/2049	18,168,921

	Total US Government and Agency Mortgage Backed Obligations (Cost $423,519,559)				419,861,625

US GOVERNMENT AND AGENCY OBLIGATIONS 7.4%
92,100,000	United States Treasury Notes	1.50%		09/30/2021	92,773,777
98,400,000	United States Treasury Notes	0.38%		03/31/2022	98,701,956
137,500,000	United States Treasury Notes	0.13%		05/15/2023	137,338,866
126,900,000	United States Treasury Notes	0.13%		12/15/2023	126,354,726
55,200,000	United States Treasury Notes	0.13%		02/15/2024	54,906,750

	Total US Government and Agency Obligations (Cost $510,387,887)				510,076,075

COMMON STOCKS 0.0%
89,329	Frontera Energy Corporation				455,577

	Total Common Stocks (Cost $8,231,569)				455,577

SHORT TERM INVESTMENTS 8.6%
187,569,193	First American Government Obligations Fund - Class U	0.04%	(h)		187,569,193
187,569,193	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(h)		187,569,193
187,569,193	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(h)		187,569,193
33,000,000	United States Treasury Bills	0.00%		07/08/2021	32,998,766

	Total Short Term Investments (Cost $595,701,618)				595,706,345

	Total Investments 100.3% (Cost $6,955,106,973)				6,912,107,196
	Liabilities in Excess of Other Assets (0.3)%				(19,040,029)

	NET ASSETS 100.0%				$6,893,067,167

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	16.0%
Non-Agency Residential Collateralized Mortgage Obligations	15.8%
Collateralized Loan Obligations	14.9%
Foreign Corporate Bonds	11.7%
Short Term Investments	8.6%
Asset Backed Obligations	8.1%
US Government and Agency Obligations	7.4%
US Government and Agency Mortgage Backed Obligations	6.1%
US Corporate Bonds	5.6%
Bank Loans	4.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.9%
Common Stocks	0.0%	(j)
Other Assets and Liabilities	(0.3)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	16.0%
Non-Agency Residential Collateralized Mortgage Obligations	15.8%
Collateralized Loan Obligations	14.9%
Short Term Investments	8.6%
Asset Backed Obligations	8.1%
US Government and Agency Obligations	7.4%
US Government and Agency Mortgage Backed Obligations	6.1%
Banking	6.0%
Utilities	2.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.9%
Energy	1.5%
Technology	1.1%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Pharmaceuticals	1.1%
Telecommunications	1.0%
Transportation	1.0%
Healthcare	0.9%
Business Equipment and Services	0.7%
Finance	0.7%
Media	0.6%
Food Products	0.5%
Electronics/Electric	0.5%
Chemicals/Plastics	0.5%
Food Service	0.4%
Automotive	0.3%
Containers and Glass Products	0.3%
Building and Development (including Steel/Metals)	0.2%
Chemical Products	0.2%
Insurance	0.2%
Real Estate	0.2%
Aerospace & Defense	0.2%
Retailers (other than Food/Drug)	0.1%
Leisure	0.1%
Industrial Equipment	0.1%
Beverage and Tobacco	0.1%
Commercial Services	0.1%
Environmental Control	0.1%
Diversified Manufacturing	0.1%
Financial Intermediaries	0.1%
Hotels/Motels/Inns and Casinos	0.1%
Mining	0.0%	(j)
Pulp & Paper	0.0%	(j)
Other Assets and Liabilities	(0.3)%

	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	55

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(d)	Perpetual Maturity

(e)	Interest only security

(f)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(g)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(h)	Seven-day yield as of period end

(i)	Unfunded or partially unfunded loan commitment. At period end, the value of these securities amounted to $1,564,112 or 0.0% of net assets.

(j)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

A summary of the DoubleLine Low Duration Bond Fund’s investments in affiliated mutual funds for the year ended March 31, 2021 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at March 31, 2021	Value at March 31, 2021	Change in Unrealized for the Year Ended March 31, 2021	Dividend Income Earned for the Year Ended March 31, 2021	Net Realized Gain (Loss) for the Year Ended March 31, 2021
DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)	$46,800,000	$—	$(49,900,000)	—	$—	$3,200,000	$1,040,088	$(100,000)

Schedule of Investments DoubleLine Floating Rate Fund	March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 87.2%

AEROSPACE & DEFENSE 1.8%

	AAdvantage Loyalty IP, Ltd.
890,000	Senior Secured First Lien Term Loan	5.50%	(f)	03/24/2028	912,949

	American Airlines, Inc.,
415,851	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		01/29/2027	380,645
200,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		04/28/2023	191,219
200,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		12/15/2023	191,639

	Dynasty Acquisition Company, Inc.,
589,796	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.75%		04/06/2026	573,309
317,095	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.75%		04/06/2026	308,230

	Kestrel Bidco, Inc.
946,503	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/11/2026	919,863

	Mileage Plus Holdings LLC,
450,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		06/21/2027	478,865

	SkyMiles IP Ltd.,
370,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		10/20/2027	389,055

	Syncreon Group Holdings B.V.,
422,438	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/01/2024	422,966

					4,768,740

AUTOMOTIVE 2.0%

	American Tire Distributors, Inc.,
	Senior Secured First Lien Term Loan
653,090	(1 Month LIBOR USD +7.50%, 1.00% Floor) (1 Month LIBOR USD + 5.50% +1.50% PIK)	8.50%		09/02/2024	640,029
72,566	(3 Month LIBOR USD +7.50%, 1.00% Floor) (3 Month LIBOR USD + 5.50% +1.50% PIK)	8.50%		09/02/2024	71,114

	Autokiniton US Holdings, Inc.,
350,000	Senior Secured First Lien Term Loan	5.00%	(f)	03/29/2028	351,531

	Bright Bidco B.V.,
600,342	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/28/2024	460,763

	Clarios Global LP,
493,282	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		04/30/2026	488,965

	IAA, Inc.,
380,188	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		06/29/2026	378,762

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Mavis Tire Express Services Corporation,
987,310	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.50%		03/20/2025	985,459

	PAI HoldCo, Inc.,
240,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/26/2027	241,126

	Truck Hero, Inc.,
615,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		01/31/2028	614,446

	Wand NewCo 3, Inc.,
939,943	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		02/05/2026	930,449

					5,162,644

BEVERAGE AND TOBACCO 0.2%

	Arctic Glacier U.S.A., Inc.,
585,285	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/20/2024	554,804

BUILDING AND DEVELOPMENT (INCLUDING STEEL/METALS) 2.2%

	American Residential Services LLC,
184,538	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/15/2027	184,307

	CP Atlas Buyer, Inc.,
840,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/23/2027	835,737

	Foresight Energy LLC,
482,887	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50%	(a)	06/30/2027	482,887

	Forterra Finance LLC,
233,979	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/25/2023	234,681

	Foundation Building Materials, Inc.,
580,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		01/31/2028	575,432

	GrafTech Finance Inc.,
387,852	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		02/12/2025	388,459

	KBR, Inc.,
79,200	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		02/05/2027	79,200

	Kodiak Building Partners, Inc.
265,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/10/2028	263,675

	LBM Acquisition LLC,
174,545	Senior Secured First Lien	4.50%	(f)	12/17/2027	174,104
785,455	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/17/2027	783,467

	Park River Holdings, Inc.
560,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		12/28/2027	557,682

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Phoenix Services International LLC,
345,090	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	342,827

	Pisces Midco, Inc.
512,101	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		04/12/2025	512,549

	U.S. Silica Company,
354,080	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		05/01/2025	342,749

					5,757,756

BUSINESS EQUIPMENT AND SERVICES 10.1%

	Acuris Finance US, Inc.,
460,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		02/16/2028	457,125

	AlixPartners LLP,
815,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		02/04/2028	812,963

	Allied Universal Holdco LLC,
412,811	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		07/10/2026	412,167

	Amentum Government Services Holdings LLC,
562,383	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		02/01/2027	559,105

	Asplundh Tree Expert LLC,
477,600	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		09/07/2027	476,817

	Brand Industrial Services, Inc.
781,713	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/21/2024	771,262

	Camelot U.S. Acquisition 1 Company,
999,133	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		10/30/2026	992,419

	Clear Channel Outdoor Holdings, Inc.
534,636	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.71%		08/21/2026	515,109

	Deerfield Dakota Holding LLC,
1,072,124	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		04/09/2027	1,074,804

	EAB Global, Inc.,
868,765	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		11/15/2024	866,593

	First Advantage Holdings LLC,
636,470	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		01/29/2027	632,651

	Flexential Intermediate Corporation,
813,408	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.70%		08/01/2024	762,061

	Garda World Security Corporation,
1,415,000	Senior Secured First Lien	4.36%	(f)	10/30/2026	1,418,240

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Grab Holdings, Inc.
570,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		01/29/2026	582,112

	Greeneden U.S. Holdings II LLC,
1,002,221	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/01/2027	1,003,224

	Helios Software Holdings, Inc.,
1,395,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.93%		03/13/2028	1,387,160

	Intrado Corporation,
349,098	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/10/2024	338,721

	ION Trading Finance Limited,
1,450,000	Senior Secured First Lien	4.86%	(f)	03/26/2028	1,451,813
783,444	ION Trading Technologies SARL	5.00%	(f)	11/21/2024	784,874

	IRI Holdings, Inc.,
1,007,427	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		12/01/2025	1,009,316

	Mitchell International, Inc.,
834,600	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		11/29/2024	822,720
250,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.36%		12/01/2025	250,156

	Packaging Coordinators Midco, Inc.
1,105,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		11/30/2027	1,105,862

	Pike Corporation,
210,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.12%		01/21/2028	209,738

	Presidio Holdings, Inc.,
208,425	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.72%		01/22/2027	208,295

	Prime Security Services Borrower LLC,
	Senior Secured First Lien Term Loan
331,323	(6 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	330,391
165,662	(12 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	165,195
165,662	(3 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	165,195
257,696	(1 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	256,971

	Prometric Holdings, Inc.
925,000	Senior Secured First Lien	4.00%	(f)	01/29/2025	911,287

	Sabre GLBL, Inc.
342,346	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		02/22/2024	338,351
134,663	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/17/2027	136,262

	SIWF Holdings, Inc.,
1,111,026	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		06/13/2025	1,109,170

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	57

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	SMG US Midco 2, Inc.,
	Senior Secured First Lien Term Loan
48,198	(1 Month LIBOR USD + 2.50%)	2.61%		01/23/2025	46,029
118,002	(3 Month LIBOR USD + 2.50%)	2.71%		01/23/2025	112,692

	Southern Graphics, Inc.
291,708	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		12/30/2022	219,996

	Spin Holdco, Inc.,
720,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		03/06/2028	714,791

	Tempo Acquisition LLC,
664,594	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/02/2026	665,219

	The Hillman Group, Inc.,
1,101,371	Senior Secured First Lien	3.25%	(f)	02/24/2028	1,097,472
223,629	Senior Secured First Lien	3.25%	(f)	02/24/2028	222,837

	Travelport Finance (Luxembourg) SARL,
480,795	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	2.50%		02/28/2025	490,611
193,049	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.25%		05/29/2026	157,667

					26,045,443

CHEMICALS/PLASTICS 5.0%

	Alpha 3 B.V.,
1,335,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		03/17/2028	1,332,704

	Charter NEX US, Inc.,
505,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		12/01/2027	506,669

	Cyanco Intermediate 2 Corporation,
393,776	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		03/17/2025	392,447

	Diamond (BC) B.V.,
1,123,123	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		09/06/2024	1,119,276

	Gemini HDPE LLC,
1,240,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		12/31/2027	1,236,131

	Hexion, Inc.
750,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.71%		07/01/2026	750,941

	INEOS US Petrochem LLC,
920,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		01/29/2026	918,708

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lummus Technology Holdings V LLC,
1,218,450	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		06/30/2027	1,214,642

	Messer Industries GMBH,
568,187	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.70%		03/02/2026	564,568

	Polar US Borrower LLC,
558,571	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.00%		10/15/2025	555,779

	Pregis Topco LLC,
898,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		07/31/2026	892,914

	Solenis International LP,
	Senior Secured First Lien Term Loan
138,059	(3 Month LIBOR USD + 4.00%)	4.23%		06/26/2025	137,887
923,937	(3 Month LIBOR USD + 4.00%)	4.19%		06/26/2025	922,781

	Solenis International LP,
55,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	8.69%		06/26/2026	55,211

	Starfruit US Holdco LLC,
1,147,601	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		10/01/2025	1,131,701

	Tronox Finance LLC,
	Senior Secured First Lien Term Loan
193,200	(1 Month LIBOR USD + 2.50%)	2.61%		03/02/2028	192,355
266,800	(3 Month LIBOR USD + 2.50%)	2.68%		03/02/2028	265,633

	Univar Solutions USA, Inc.
276,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		07/01/2026	275,488

	Vantage Specialty Chemicals, Inc.,
363,217	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		10/28/2024	343,846

					12,809,681

CONTAINERS AND GLASS PRODUCTS 1.6%

	Flex Acquisition Company, Inc.,
419,758	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.45%		06/30/2025	413,489

	Graham Packaging Company, Inc.,
538,814	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		08/04/2027	536,152

	Kleopatra Finco SARL,
895,000	Senior Secured First Lien	5.25%	(f)	02/09/2026	893,881

	Reynolds Group Holdings, Inc.
321,298	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		02/06/2023	320,320

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	TricorBraun Holdings, Inc.,
226,779	Senior Secured First Lien Delayed-Draw Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	(g)	03/03/2028	224,936
1,008,221	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		03/03/2028	1,000,029

	Trident TPI Holdings, Inc.,
843,617	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/17/2024	837,160

					4,225,967

COSMETICS/TOILETRIES 0.3%

	Kronos Acquisition Holdings, Inc.
768,075	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		12/22/2026	758,128

ELECTRONICS/ELECTRIC 16.6%

	Access CIG LLC,
1,140,007	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.87%		02/27/2025	1,132,471

	Almonde, Inc.,
513,149	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/13/2024	503,650
175,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	176,334

	Applied Systems, Inc.,
	Senior Secured First Lien Term Loan
12,575	(Prime Rate + 2.00%, 0.50% Floor)	5.25%		09/19/2024	12,544
1,244,881	(3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		09/19/2024	1,241,850

	Applied Systems, Inc.,
595,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.50%, 0.75% Floor)	6.25%		09/19/2025	600,950

	Blackhawk Network Holdings, Inc.
928,555	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		06/16/2025	917,194

	Boxer Parent Company, Inc.,
443,481	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		10/02/2025	442,146

	BY Crown Parent LLC,
451,588	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/02/2026	452,647

	Cambium Learning Group, Inc.
1,332,366	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.25%		12/18/2025	1,335,618

	Castle US Holding Corporation,
1,020,510	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.95%		01/29/2027	1,009,667

	CommerceHub, Inc.
239,400	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/29/2027	239,924

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Conservice Midco LLC,
462,675	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.45%		05/13/2027	463,022
241,412	Constant Contact, Inc.	4.75%	(f)(g)	02/10/2028	240,205
898,588	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		02/10/2028	894,095

	Cornerstone OnDemand, Inc.,
589,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		04/22/2027	590,791

	Cvent, Inc.,
1,105,996	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.90%		11/29/2024	1,079,269

	DCert Buyer, Inc.,
1,347,697	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.11%		10/16/2026	1,347,043

	Delta Topco, Inc.,
460,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	460,083

	DG Investment Intermediate Holdings 2, Inc.
292,641	Senior Secured First Lien	4.50%	(f)	03/18/2028	291,636
1,397,359	Senior Secured First Lien	4.50%	(f)	03/18/2028	1,392,559
150,000	Senior Secured Second Lien	7.50%	(f)	03/18/2029	150,750

	Endurance International Group, Inc., The,
1,120,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/10/2028	1,110,200

	Energizer Holdings, Inc.,
445,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/22/2027	444,072

	Excelitas Technologies Corporation,
649,924	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/02/2024	650,717

	Flexera Software LLC,
922,383	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/03/2028	925,265

	Go Daddy Operating Company LLC,
570,688	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		08/10/2027	568,071

	GoodRX, Inc.,
1,129,497	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		10/10/2025	1,127,176

	Hyland Software, Inc.,
590,559	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		07/01/2024	590,990
75,000	Senior Secured Second Lien	7.00%	(f)	07/10/2025	75,312
371,566	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.75%		07/07/2025	373,114

	Informatica LLC,
1,105,550	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		02/25/2027	1,098,917

	Ivanti Software, Inc.,
445,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		12/01/2027	447,365

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	59

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LogMeIn, Inc.,
897,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.85%		08/31/2027	896,489

	Milano Acquisition Corporation,
1,354,450	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		10/01/2027	1,351,064

	Mirion Technologies, Inc.,
	Senior Secured First Lien Term Loan
665,495	(6 Month LIBOR USD + 4.00%)	4.27%		03/06/2026	667,409
271,822	(3 Month LIBOR USD + 4.00%)	4.23%		03/06/2026	272,603

	NCR Corporation,
571,838	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.72%		08/28/2026	566,834

	Peraton Corporation,
624,916	Senior Secured First Lien	4.50%	(f)	02/01/2028	625,959
355,084	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		02/01/2028	355,677

	PointClickCare Technologies, Inc.
245,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		12/29/2027	245,306

	Project Alpha Intermediate Holding, Inc.,
1,007,769	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.15%		04/26/2024	1,006,384

	Rackspace Technology Global, Inc.,
1,205,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		02/03/2028	1,195,896

	RealPage, Inc.,
1,045,000	Senior Secured First Lien	3.75%	(f)	02/18/2028	1,041,515

	Redstone Buyer LLC,
389,025	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		09/01/2027	390,888

	Renaissance Holding Corporation,
1,013,571	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		05/30/2025	990,872

	Riverbed Technology, Inc.,
	Senior Secured First Lien Term Loan
294,000	(1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%		12/31/2025	283,132
231,000	(3 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%		12/31/2025	222,461

	Severin Acquisition LLC,
1,251,023	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		08/01/2025	1,238,200

	SolarWinds Holdings, Inc.,
481,269	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		02/05/2024	473,032

	Solera LLC,
1,020,658	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.94%		03/03/2023	1,016,239

	Sophia LP,
997,500	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		10/07/2027	998,438

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Surf Holdings LLC,
1,235,664	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.68%		03/05/2027	1,225,272

	Tech Data Corporation,
751,225	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		06/30/2025	754,309
318,400	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.50%)	5.61%		06/30/2025	320,522

	TIBCO Software, Inc.
982,575	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		06/30/2026	972,135
110,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.36%		03/03/2028	111,451

	Uber Technologies, Inc.
403,962	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		04/04/2025	402,657

	UKG, Inc.
457,676	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		05/04/2026	457,834
980,605	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		05/04/2026	982,061
85,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		05/03/2027	87,409

	Ultra Clean Holdings, Inc.,
375,000	Senior Secured First Lien	0.00%	(f)	08/27/2025	376,406

	Virtusa Corporation,
120,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		02/11/2028	120,301

	VS Buyer LLC,
986,067	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		02/26/2027	984,426

					43,018,828

ENERGY 2.5%

	Blackstone CQP Holdco LP,
1,166,632	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.69%		09/30/2024	1,165,635

	Brazos Delaware LLC,
609,541	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.11%		05/21/2025	571,064

	Buckeye Partners LP,
1,039,969	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		11/02/2026	1,036,610

	Delek US Holdings, Inc.,
423,912	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		03/31/2025	412,865

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Gulf Finance LLC,
367,428	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		08/25/2023	305,818

	Lealand Finance Company B.V.,
73,866	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.00%)	1.11%		06/30/2025	41,857

	Lower Cadence Holdings LLC,
694,313	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.11%		05/22/2026	679,271

	Lucid Energy Group II Borrower LLC,
738,384	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/18/2025	716,539

	Prairie ECI Acquiror LP,
474,597	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.86%		03/11/2026	461,458

	UGI Energy Services LLC,
652,439	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		08/13/2026	652,031

	WaterBridge Midstream Operating LLC,
329,165	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	6.75%		06/22/2026	313,118

					6,356,266

ENVIRONMENTAL CONTROL 0.4%

	Packers Holdings LLC,
635,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/06/2028	628,917

	US Ecology Holdings, Inc.,
325,875	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.70%		11/02/2026	325,603

					954,520

FINANCIAL INTERMEDIARIES 1.3%

	Edelman Financial Center LLC,
420,000	Senior Secured First Lien	4.50%	(f)	04/05/2028	418,295
1,162,718	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		07/21/2025	1,158,544

	Minotaur Acquisition, Inc.,
1,053,889	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.11%		03/27/2026	1,054,332

	Victory Capital Holdings, Inc.,
729,956	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	2.36%		07/01/2026	724,025

					3,355,196

FOOD PRODUCTS 2.7%

	CHG PPC Parent LLC,
1,003,224	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		03/31/2025	990,683

	CSM Bakery Solutions LLC,
594,664	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 1.00% Floor)	7.25%		01/04/2022	592,517

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Froneri US, Inc.,
694,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		01/29/2027	686,264

	H-Food Holdings LLC,
842,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	3.80%		05/23/2025	835,482

	JBS USA Lux S.A.,
1,018,520	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		05/01/2026	1,013,962

	Triton Water Holdings, Inc.,
1,505,000	Senior Secured First Lien	4.00%	(f)	03/29/2028	1,501,117

	United Natural Foods, Inc.,
351,621	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		10/22/2025	351,886

	Utz Quality Foods LLC,
1,097,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		01/20/2028	1,097,711

					7,069,622

FOOD SERVICE 1.9%

	1011778 B.C. Unlimited Liability Company,
421,796	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		11/19/2026	414,811

	Aramark Services, Inc.,
579,150	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		01/15/2027	571,731

	Houston Foods, Inc.,
976,647	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		07/21/2025	967,491

	IRB Holding Corporation,
545,418	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	541,761
463,838	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		12/15/2027	462,750

	TKC Holdings, Inc.,
877,072	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		02/01/2023	858,508

	Whatabrands LLC,
980,998	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		07/31/2026	976,093

					4,793,145

HEALTHCARE 10.5%

	Agiliti Health, Inc.,
687,827	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.88%		01/05/2026	678,369

	Air Methods Corporation,
832,438	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		04/22/2024	807,728

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	61

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Aldevron LLC,
677,556	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		10/12/2026	677,979

	Athenahealth, Inc.,
758,128	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.45%		02/11/2026	760,971

	Avantor Funding, Inc.,
469,601	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		11/21/2024	470,481
259,350	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		11/08/2027	259,771

	Azalea TopCo, Inc.,
577,965	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.71%		07/24/2026	573,630

	BioScrip, Inc.,
1,175,888	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		08/06/2026	1,172,766

	CHG Healthcare Services, Inc.,
641,303	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		06/07/2023	640,101

	Dentalcorp Perfect Smile ULC,
936,004	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		06/06/2025	930,154

	Envision Healthcare Corporation,
1,245,812	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		10/10/2025	1,078,929

	eResearchTechnology, Inc.,
50,000	Senior Secured First Lien	5.50%	(f)	02/04/2027	50,125

	Gentiva Health Services, Inc.,
1,475,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.88%		07/02/2025	1,468,857

	Global Medical Response, Inc.,
	Senior Secured First Lien Term Loan
482,591	(3 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/02/2025	481,807
105,935	(6 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/02/2025	105,762

	Kindred Healthcare, Inc.,
851,291	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%		07/02/2025	854,483

	Maravai Intermediate Holdings LLC,
150,838	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		10/19/2027	151,780

	MED ParentCo LP,
161,089	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		08/31/2026	160,069
1,107,372	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		08/31/2026	1,100,362

	MPH Acquisition Holdings LLC,
963,921	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		06/07/2023	959,815

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Ortho-Clinical Diagnostics, Inc.,
249,746	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		06/30/2025	249,621

	Outcomes Group Holdings, Inc.,
969,094	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.45%		10/24/2025	960,619

	Parexel International Corporation,
1,095,362	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		09/27/2024	1,083,839

	Pathway Vet Alliance LLC,
971,544	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		03/31/2027	967,192

	Pearl Intermediate Parent LLC,
598,458	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.94%		02/14/2025	590,043

	PetVet Care Centers LLC,
24,937	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/14/2025	24,915

	Phoenix Guarantor Inc.,
1,100,000	Senior Secured First Lien	4.25%	(f)	03/05/2026	1,092,954

	Radiology Partners, Inc.,
	Senior Secured First Lien Term Loan
522,637	(3 Month LIBOR USD + 4.25%)	4.47%		07/09/2025	519,425
613,530	(1 Month LIBOR USD + 4.25%)	4.36%		07/09/2025	609,760

	RegionalCare Hospital Partners Holdings, Inc.,
503,695	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		11/14/2025	503,267

	Select Medical Corporation,
1,145,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.72%		03/06/2025	1,140,741

	Sotera Health Holdings LLC,
660,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		12/11/2026	659,175

	Sound Inpatient Physicians, Inc.,
1,035,635	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		06/27/2025	1,031,751
300,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	6.95%		06/26/2026	301,251

	Southern Veterinary Partners LLC,
76,970	Senior Secured First Lien Term Loan	5.00%	(f)(g)	10/01/2027	77,283
556,635	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/01/2027	558,898
504,900	Sunshine Luxembourg VII SARL	5.25%		10/01/2026	505,026

	Team Health Holdings, Inc.,
591,377	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	551,663

	Upstream Newco, Inc.,
554,400	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.61%		11/20/2026	554,056
145,000	Verscend Holding Corporation (1 Month LIBOR USD + 0.00%)	4.11%		08/27/2025	145,202

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Verscend Holding Corporation,
843,050	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.61%		08/27/2025	844,221

	Zelis Cost Management Buyer, Inc.,
1,453,408	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.62%		09/30/2026	1,449,775

					27,804,616

HOTELS/MOTELS/INNS AND CASINOS 1.3%

	Caesars Resort Collection LLC,
435,499	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		12/23/2024	429,722
422,875	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.61%		07/21/2025	424,268

	Golden Nugget, Inc.,
1,096,623	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.75% Floor)	3.70%		10/04/2023	1,081,452

	PCI Gaming Authority,
439,135	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		05/29/2026	436,748

	Playa Resorts Holding BV,
295,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		04/29/2024	284,274

	Scientific Games International, Inc.,
693,503	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		08/14/2024	681,522

					3,337,986

INDUSTRIAL EQUIPMENT 3.8%

	Alliance Laundry Systems LLC,
877,800	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/08/2027	877,660

	American Trailer World Corporation,
860,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/03/2028	855,704

	Filtration Group Corporation,
406,730	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		03/31/2025	401,469

	Gardner Denver, Inc.,
1,011,100	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		03/01/2027	999,725

	Granite US Holdings Corporation,
610,040	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.17%		09/30/2026	609,277

	Harsco Corporation,
1,335,000	Senior Secured First Lien	2.75%	(f)	03/10/2028	1,327,210

	Hayward Industries, Inc.,
1,104,209	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		08/05/2024	1,105,821

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Pro Mach Group, Inc.,
654,873	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		03/07/2025	644,140

	TAMKO Building Products LLC,
	Senior Secured First Lien Term Loan
755,818	(1 Month LIBOR USD + 3.00%)	3.11%		05/29/2026	754,404
265,557	(2 Month LIBOR USD + 3.00%)	3.14%		05/29/2026	265,061

	Titan Acquisition, Ltd.
918,196	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.27%		03/28/2025	901,122

	Vertical U.S. Newco, Inc.
999,981	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	4.48%		07/30/2027	1,003,671

					9,745,264

INSURANCE 3.8%

	Acrisure LLC,
1,120,041	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.70%		02/16/2027	1,108,729

	Alera Group Intermediate Holdings, Inc.,
1,198,530	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		08/01/2025	1,200,028

	Alliant Holdings Intermediate LLC,
1,011,975	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		05/09/2025	1,000,474

	AmWINS Group LLC,
1,137,150	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.00%		02/22/2028	1,130,310

	AssuredPartners, Inc.,
866,969	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		02/12/2027	858,299

	Asurion LLC,
335,517	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		11/03/2023	334,854
822,938	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		12/23/2026	818,753
805,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		07/30/2027	800,218
135,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.36%		01/31/2028	137,683

	Cross Financial Corporation,
250,000	Senior Secured First Lien	4.75%	(f)	09/15/2027	251,564

	Frontdoor, Inc.,
406,597	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.63%		08/18/2025	406,343

	OneDigital Borrower LLC,
51,035	Senior Secured First Lien Delayed-Draw Term Loan (Prime Rate + 3.50%, 0.75% Floor)	5.25%	(g)	11/16/2027	51,120
953,965	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%		11/16/2027	955,558

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	63

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Sedgwick Claims Management Services, Inc.,
783,827	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		12/31/2025	774,409

					9,828,342

LEISURE 3.2%

	Alterra Mountain Company,
993,272	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		07/31/2024	978,378

	Arches Buyer, Inc.
832,913	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		12/06/2027	828,540

	Carnival Corporation,
243,163	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.50%, 1.00% Floor)	8.50%		06/30/2025	251,587

	ClubCorp Holdings, Inc.,
879,310	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.95%		09/18/2024	828,886

	Delta 2 (Lux) SARL,
510,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		02/01/2024	505,976

	Lions Gate Capital Holdings LLC,
363,417	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		03/24/2025	358,721

	Motion Acquisition Ltd.,
357,867	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.45%		11/12/2026	346,524
47,034	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.45%		11/12/2026	45,543

	Nascar Holdings LLC,
743,400	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		10/19/2026	739,453

	Playtika Holding Corporation,
1,335,000	Senior Secured First Lien	2.86%	(f)	03/11/2028	1,329,159

	Pug LLC,
529,693	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		02/12/2027	513,140

	Travel Leaders Group LLC,
490,403	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.11%		01/25/2024	461,126

	UFC Holdings LLC,
1,014,972	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		04/29/2026	1,012,510

					8,199,543

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MEDIA 5.5%

	Ascend Learning LLC,
1,005,228	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		07/12/2024	1,002,715

	Cengage Learning, Inc.,
1,046,292	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/07/2023	1,037,357

	CSC Holdings LLC,
1,250,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		07/17/2025	1,235,694
637,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		01/15/2026	629,238
139,805	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		04/15/2027	138,395

	Diamond Sports Group LLC,
327,793	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		08/24/2026	227,542

	EW Scripps Company,
1,038,578	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.56%, 0.75% Floor)	3.31%		05/01/2026	1,035,332

	Getty Images, Inc.,
827,785	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%		02/19/2026	821,664

	Gray Television, Inc.,
623,113	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.62%		01/02/2026	620,097

	IHeartCommunications, Inc.,
413,952	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		05/01/2026	409,554

	Nexstar Broadcasting, Inc.,
1,950,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.86%		09/18/2026	1,938,427

	Numericable U.S. LLC,
340,756	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.20%		08/14/2026	340,416

	Radiate Holdco LLC,
887,775	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		09/25/2026	888,481

	RentPath, Inc.,
222,556	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		06/30/2021	224,781
901,637	Senior Secured First Lien Term Loan (Prime Rate + 3.75%, 1.00% Floor)	7.00%	(b)	12/17/2021	813,245

	Sinclair Television Group, Inc.,
664,875	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		09/30/2026	655,733

	Terrier Media Buyer, Inc.,
854,209	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		12/17/2026	847,743

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Virgin Media Bristol LLC,
350,000	Senior Secured First Lien Term Loan	3.36%	(f)	01/31/2029	349,834
475,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.63%		01/31/2028	471,411

	Ziggo Financing Partnership,
470,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		04/28/2028	465,932

					14,153,591

PHARMACEUTICALS 1.2%

	Bausch Health Companies, Inc.
875,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		06/02/2025	873,259

	Elanco Animal Health, Inc.,
538,849	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.87%		07/30/2027	532,593

	Endo Luxembourg Finance Company I SARL,
670,000	Senior Secured First Lien	5.75%	(f)	03/25/2028	664,415

	Grifols Worldwide Operations USA, Inc.,
618,200	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 2.00%)	0.00%		11/15/2027	612,055

	Horizon Therapeutics USA, Inc.,
500,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		03/15/2028	499,250

					3,181,572

RETAILERS (OTHER THAN FOOD/DRUG) 3.7%

	BW Gas & Convenience Holdings LLC,
625,000	Senior Secured First Lien	4.00%	(f)	03/17/2028	625,781

	CNT Holdings I Corporation,
1,220,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		11/08/2027	1,219,048

	EG America LLC,
175,000	Senior Secured First Lien	4.75%	(f)	03/12/2026	173,469

	Great Outdoors Group LLC,
1,457,788	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		03/06/2028	1,461,979

	Harbor Freight Tools USA, Inc.,
882,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		10/19/2027	882,999

	Jo-Ann Stores LLC,
263,531	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/20/2023	263,037

	Leslie’s Poolmart, Inc.,
1,250,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		03/09/2028	1,244,919

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Mister Car Wash Holdings, Inc.,
890,029	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%	05/14/2026	881,253

	Petco Health and Wellness Company, Inc.,
1,465,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%	02/25/2028	1,461,564

	PetSmart, Inc.,
560,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	02/11/2028	559,916

	Rent-A-Center, Inc.,
325,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%	02/17/2028	327,303

	Staples, Inc.,
357,444	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.21%	04/16/2026	349,303

				9,450,571

TELECOMMUNICATIONS 2.3%

	Avaya, Inc.
561,229	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%	12/15/2027	562,413

	Cablevision Lightpath LLC,
334,163	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	11/30/2027	334,127

	Connect U.S. Finco LLC,
297,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%	12/11/2026	296,412

	Consolidated Communications, Inc.,
110,671	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%	10/04/2027	110,964

	Frontier Communications Corporation,
240,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%	10/08/2021	239,700

	GTT Communications, Inc.,
289,426	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.00%	06/02/2025	245,515

	Intelsat Jackson Holdings S.A.,
219,637	Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	6.50%	07/13/2022	222,822
1,460,699	Senior Secured First Lien Term Loan (Prime Rate + 4.75%, 1.00% Floor)	8.00%	11/27/2023	1,488,255

	MLN US HoldCo LLC,
235,768	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.60%	11/28/2025	209,015

	Securus Technologies Holdings, Inc.,
688,935	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%	11/01/2024	639,810

	Telesat Canada,
575,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%	12/07/2026	554,932

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	65

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Zayo Group Holdings, Inc.,
1,148,467	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		03/09/2027	1,140,744

					6,044,709

TRANSPORTATION 1.1%

	Kenan Advantage Group, Inc.,
1,505,000	Senior Secured First Lien	4.50%	(f)	03/18/2026	1,499,356

	PODS LLC,
1,415,000	Senior Secured First Lien	3.75%	(f)	03/19/2028	1,409,871

					2,909,227

UTILITIES 2.2%

	Calpine Corporation,
416,818	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		04/06/2026	412,840
137,900	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		08/12/2026	136,545
1,546,125	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		12/16/2027	1,538,603

	Compass Power Generation LLC,
839,284	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	835,297

	Exgen Renewables LLC,
364,088	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		12/15/2027	364,998

	PG&E Corporation,
535,950	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		06/23/2025	536,116

	USIC Holdings, Inc.,
514,323	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/08/2023	512,394

	WIN Waste Innovations Holdings, Inc.
1,340,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		03/31/2028	1,337,769

					5,674,562

	Total Bank Loans (Cost $225,166,243)				225,960,723

FOREIGN CORPORATE BONDS 0.7%

RETAILERS (OTHER THAN FOOD/DRUG) 0.3%
700,000	eG Global Finance PLC	6.75%	(c)	02/07/2025	716,800

TELECOMMUNICATIONS 0.4%
1,000,000	Altice France S.A.	7.38%	(c)	05/01/2026	1,041,350

	Total Foreign Corporate Bonds (Cost $1,741,071)				1,758,150

US CORPORATE BONDS 5.3%

AEROSPACE & DEFENSE 0.6%
460,000	Mileage Plus Holdings LLC	6.50%	(c)	06/20/2027	504,850

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,000,000	TransDigm, Inc.	8.00%	(c)	12/15/2025	1,090,000

					1,594,850

AUTOMOTIVE 0.3%
700,000	Panther BF Aggregator LP	6.25%	(c)	05/15/2026	744,303

COMMERCIAL SERVICES 0.7%
725,000	Allied Universal Holding Company	6.63%	(c)	07/15/2026	770,207
1,000,000	Uber Technologies, Inc.	7.50%	(c)	05/15/2025	1,080,460

					1,850,667

FOOD PRODUCTS 0.4%
1,080,000	US Foods, Inc.	6.25%	(c)	04/15/2025	1,159,202

FOOD SERVICE 0.4%
1,000,000	Yum! Brands, Inc.	7.75%	(c)	04/01/2025	1,095,000

HEALTHCARE 0.1%
210,000	Ortho-Clinical Diagnostics, Inc.	7.25%	(c)	02/01/2028	230,482

HOTELS/MOTELS/INNS AND CASINOS 0.2%
400,000	Eldorado Resorts, Inc.	6.25%	(c)	07/01/2025	426,908
75,000	Hilton Domestic Operating Company, Inc.	5.38%	(c)	05/01/2025	79,125

					506,033

INDUSTRIAL EQUIPMENT 0.3%
750,000	PowerTeam Services LLC	9.03%	(c)	12/04/2025	828,750

INSURANCE 0.3%
700,000	AssuredPartners, Inc.	7.00%	(c)	08/15/2025	725,700

LEISURE 0.4%
140,000	Carnival Corporation	11.50%	(c)	04/01/2023	160,679
195,000	Live Nation Entertainment, Inc.	6.50%	(c)	05/15/2027	216,700
500,000	Six Flags Theme Parks, Inc.	7.00%	(c)	07/01/2025	541,562

					918,941

MINING 0.3%
540,000	Arconic Corporation	6.00%	(c)	05/15/2025	583,017
190,000	Arconic Corporation	6.13%	(c)	02/15/2028	202,706

					785,723

TECHNOLOGY 1.0%
1,000,000	Dun & Bradstreet Corporation	10.25%	(c)	02/15/2027	1,118,565
470,000	Tempo Acquisition LLC	6.75%	(c)	06/01/2025	480,869
1,000,000	Verscend Escrow Corporation	9.75%	(c)	08/15/2026	1,074,095

					2,673,529

TELECOMMUNICATIONS 0.3%
750,000	Cincinnati Bell, Inc.	7.00%	(c)	07/15/2024	775,313

	Total US Corporate Bonds (Cost $13,275,969)				13,888,493

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COMMON STOCKS 0.4%
57,721	Foresight Equity(a)(e)				1,022,247
32,259	McDermott International Ltd.(e)				25,807

	Total Common Stocks (Cost $948,562)				1,048,054

SHORT TERM INVESTMENTS 15.3%
13,204,292	First American Government Obligations Fund - Class U	0.04%	(d)		13,204,292
13,204,292	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(d)		13,204,292
13,204,292	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(d)		13,204,292

	Total Short Term Investments (Cost $39,612,876)				39,612,876

	Total Investments 108.9% (Cost $280,744,721)				282,268,296
	Liabilities in Excess of Other Assets (8.9)%				(23,487,414)

	NET ASSETS 100.0%				$258,780,882

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	87.2%
Short Term Investments	15.3%
US Corporate Bonds	5.3%
Foreign Corporate Bonds	0.7%
Common Stocks	0.4%
Other Assets and Liabilities	(8.9)%

100.0%

(a)	Value determined using significant unobservable inputs.

(b)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(d)	Seven-day yield as of period end

(e)	Non-income producing security

(f)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(g)	Unfunded or partially unfunded loan commitment. At period end, the value of these securities amounted to $593,544 or 0.2% of net assets.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	67

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE®	March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	Affirm Asset Securitization Trust,
19,650,000	Series 2020-A-A	2.10%	(a)	02/18/2025	19,869,481	0.2%
19,375,223	Series 2020-Z2-A	1.90%	(a)	01/15/2025	19,584,631	0.2%

	Horizon Aircraft Finance Ltd.,
20,023,106	Series 2019-2-A	3.43%	(a)	11/15/2039	19,486,727	0.2%

	Jimmy Johns Funding LLC,
18,383,250	Series 2017-1A-A2II	4.85%	(a)	07/30/2047	19,520,673	0.2%

	Sapphire Aviation Finance Ltd.,
19,977,960	Series 2020-1A-A	3.23%	(a)	03/15/2040	19,903,402	0.2%

20,000,000	SBA Tower Trust	3.17%	(a)	04/11/2022	20,053,560	0.2%

	SoFi Alternative Trust,
28,414,728	Series 2021-A-PT1	1.48%	(a)(b)	03/15/2047	28,275,979	0.4%

Other Asset Backed Obligations(g)					401,082,276	4.6%

	Total Asset Backed Obligations (Cost $543,902,299)				547,776,729	6.2%

BANK LOANS(g)
	Total Bank Loans (Cost $467,968,572)				466,727,486	5.2%

COLLATERALIZED LOAN OBLIGATIONS

	Anchorage Capital Ltd.,
25,000,000	Series 2016-9A-AR (3 Month LIBOR USD + 1.37%)	1.61%	(a)	07/15/2032	25,037,998	0.3%

	CarVal Ltd.,
30,000,000	Series 2019-2A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	1.57%	(a)	07/20/2032	30,034,602	0.3%

	CFIP Ltd.,
22,000,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	1.54%	(a)	07/13/2029	21,985,767	0.2%

	Elevation Ltd.,
20,000,000	Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.36%	(a)	07/15/2031	20,028,263	0.2%

	LCM LP,
20,000,000	Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39%	(a)	10/15/2031	20,015,260	0.2%

	Marble Point Ltd.,
25,000,000	Series 2018-2A-A1R (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.50%	(a)	01/20/2032	25,004,559	0.3%
29,500,000	Series 2020-1A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	1.52%	(a)	04/20/2033	29,505,897	0.3%

	MKS Ltd.,
25,000,000	Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	1.22%	(a)	07/20/2030	25,004,918	0.3%

	MP Ltd.,
25,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	1.50%	(a)	07/25/2029	25,029,105	0.3%

	Nassau Ltd.,
22,600,000	Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	1.39%	(a)	07/15/2031	22,522,309	0.3%

	Sound Point Ltd.,
29,000,000	Series 2020-3A-A1 (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.53%	(a)	01/25/2032	29,037,729	0.3%

	Symphony Ltd.,
25,000,000	Series 2014-15A-AR3 (3 Month LIBOR USD + 1.08%, 1.08% Floor)	1.21%	(a)	01/17/2032	24,975,000	0.3%

Other Collateralized Loan Obligations(g)					726,445,782	8.2%

	Total Collateralized Loan Obligations (Cost $1,022,704,393)				1,024,627,189	11.5%

FOREIGN CORPORATE BONDS(g)
	Total Foreign Corporate Bonds (Cost $543,611,155)				548,741,826	6.2%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(g)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $76,588,340)				78,309,837	0.9%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS

	CLNC Ltd.,
19,958,000	Series 2019-FL1-D (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.01%	(a)	08/20/2035	19,440,130	0.2%

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Fontainebleau Miami Beach Trust,
28,245,000	Series 2019-FBLU-F	3.96%	(a)(b)	12/10/2036	28,320,184	0.3%
	Series 2019-FBLU-F
	Series 2019-FBLU-G

20,416,000	JP Morgan Chase Commercial Mortgage Securities Trust,	4.45%	(a)(b)	05/05/2032	19,710,048	0.2%
	Series 2019-UES-D
	Series 2019-UES-E
	Series 2019-UES-F
	Series 2019-UES-G

Other Non-Agency Commercial Mortgage Backed Obligations(g)					911,062,942	10.3%

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,025,915,848)				978,533,304	11.0%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Citigroup Mortgage Loan Trust,
24,203,232	Series 2018-A-A1	4.00%	(a)(b)	01/25/2068	24,308,932	0.3%
30,010,899	Series 2019-E-A1	3.23%	(a)(c)	11/25/2070	30,188,474	0.3%

	CSMC Trust,
58,593,112	Series 2019-RP10-A1	3.05%	(a)(b)	12/26/2059	58,998,624	0.7%
22,681,591	Series 2019-RPL9-A1	3.01%	(a)(b)	10/27/2059	22,898,658	0.3%

	GCAT LLC,
24,496,807	Series 2020-4-A1	2.61%	(a)(c)	12/25/2025	24,642,279	0.3%

	Legacy Mortgage Asset Trust,
23,728,557	Series 2020-GS3-A1	3.25%	(a)(c)	05/25/2060	23,996,851	0.3%

	NYMT Loan Trust,
25,463,796	Series 2020-SP2-A1	2.94%	(a)(b)	10/25/2060	25,587,336	0.3%

	PRPM LLC,
29,780,000	Series 2021-2-A1	2.12%	(a)(b)	03/25/2024	30,017,674	0.3%

	Toorak Mortgage Corporation Ltd.,
40,000,000	Series 2020-1-A1	2.73%	(a)(c)	03/25/2023	40,542,320	0.5%

	VCAT LLC,
26,178,283	Series 2021-NPL1-A1	2.29%	(a)(c)	12/26/2050	26,249,022	0.3%

	Vericrest Opportunity Loan Trust,
19,685,200	Series 2020-NPL2-A1A	2.98%	(a)(c)	02/25/2050	19,771,795	0.2%

Other Non-Agency Residential Collateralized Mortgage Obligations(g)					642,616,956	7.1%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $966,167,399)				969,818,921	10.9%

US CORPORATE BONDS(g)
	Total US Corporate Bonds (Cost $385,793,918)				388,805,056	4.4%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
94,472,564	Pool SB8092	1.50%		03/01/2036	94,988,771	1.1%
48,707,142	Pool SB8093	2.00%		03/01/2036	50,272,775	0.6%
16,217,643	Federal Home Loan Mortgage Corporation	1.50% – 2.00%		03/01/2036 – 11/1/2040	16,483,477	0.2%

	Federal National Mortgage Association,
27,376,666	Pool FM5470	2.00%		01/01/2036	28,219,416	0.3%
19,423,892	Pool MA4176	2.00%		11/01/2040	19,694,351	0.2%
27,935,585	Series 2020-45-JL	3.00%		07/25/2040	29,322,084	0.3%
23,294,200	Series 2020-M49-1A1	1.26%	(b)	11/25/2030	23,075,616	0.3%

Other US Government and Agency Mortgage Backed Obligations(g)					98,899,542	1.1%

	Total US Government and Agency Mortgage Backed Obligations (Cost $364,762,009)				360,956,032	4.1%

US GOVERNMENT AND AGENCY OBLIGATIONS

236,400,000	United States Treasury Notes	1.50%		09/30/2021	238,129,434	2.7%
252,700,000	United States Treasury Notes	0.38%		03/31/2022	253,475,450	2.9%
353,050,000	United States Treasury Notes	0.13%		05/15/2023	352,636,268	4.0%
325,710,000	United States Treasury Notes	0.13%		12/15/2023	324,310,463	3.5%
141,830,000	United States Treasury Notes	0.13%		02/15/2024	141,076,528	1.6%

	Total US Government and Agency Obligations (Cost $1,310,548,406)				1,309,628,143	14.7%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	69

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
AFFILIATED MUTUAL FUNDS

19,895,522	DoubleLine Ultra Short Bond Fund (Class I)				199,949,999	2.2%

	Total Affiliated Mutual Funds (Cost $199,501,692)				199,949,999	2.2%

COMMON STOCKS(g)
	Total Common Stocks (Cost $989,313)				1,072,758	0.0%

WARRANTS(g)
	Total Warrants (Cost $—)				—	0.0%

REPURCHASE AGREEMENTS
40,500,000	Credit Suisse Freedom Mortgage (1 Month LIBOR USD + 2.75%, 0.5% LIBOR Floor) (Collateralized by Agency Mortgage Obligations, Value $182,962,946)	3.25%	(d)	03/01/2023	40,500,000	0.5%

	Total Repurchase Agreements (Cost $40,501,269)				40,500,000	0.5%

SHORT TERM INVESTMENTS
191,837,998	First American Government Obligations Fund - Class U	0.04%	(e)		191,837,998	2.1%
191,837,998	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(e)		191,837,998	2.1%
191,837,998	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(e)		191,837,998	2.1%
84,660,000	United States Treasury Bills	0.00%		07/08/2021	84,656,830	1.1%

	Total Short Term Investments (Cost $660,158,322)				660,170,824	7.4%

	Total Investments (Cost $7,609,112,935)				7,575,618,104	85.2%
	Other Assets in Excess of Liabilities				1,311,493,543	14.8%

	NET ASSETS				$8,887,111,647	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	14.7%
Collateralized Loan Obligations	11.5%
Non-Agency Commercial Mortgage Backed Obligations	11.0%
Non-Agency Residential Collateralized Mortgage Obligations	10.9%
Short Term Investments	7.4%
Foreign Corporate Bonds	6.2%
Asset Backed Obligations	6.2%
Bank Loans	5.2%
US Corporate Bonds	4.4%
US Government and Agency Mortgage Backed Obligations	4.1%
Affiliated Mutual Funds	2.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.9%
Repurchase Agreements	0.5%
Common Stocks	0.0%	(f)
Warrants	0.0%	(f)
Other Assets and Liabilities	14.8%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	14.7%
Collateralized Loan Obligations	11.5%
Non-Agency Commercial Mortgage Backed Obligations	11.0%
Non-Agency Residential Collateralized Mortgage Obligations	10.9%
Short Term Investments	7.4%
Asset Backed Obligations	6.2%
US Government and Agency Mortgage Backed Obligations	4.1%
Banking	3.9%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Affiliated Mutual Funds	2.2%
Utilities	1.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.9%
Pharmaceuticals	0.8%
Healthcare	0.8%
Energy	0.8%
Electronics/Electric	0.8%
Business Equipment and Services	0.7%
Telecommunications	0.7%
Technology	0.6%
Media	0.5%
Repurchase Agreements	0.5%
Food Service	0.4%
Finance	0.4%
Food Products	0.4%
Transportation	0.4%
Automotive	0.4%
Chemicals/Plastics	0.3%
Leisure	0.3%
Retailers (other than Food/Drug)	0.2%
Insurance	0.2%
Containers and Glass Products	0.2%
Aerospace & Defense	0.2%
Hotels/Motels/Inns and Casinos	0.2%
Real Estate	0.2%
Industrial Equipment	0.1%
Building and Development (including Steel/Metals)	0.1%
Chemical Products	0.1%

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Environmental Control	0.1%
Financial Intermediaries	0.1%
Pulp & Paper	0.1%
Beverage and Tobacco	0.1%
Commercial Services	0.1%
Diversified Manufacturing	0.1%
Food/Drug Retailers	0.1%
Consumer Products	0.0%	(f)
Mining	0.0%	(f)
Construction	0.0%	(f)
Other Assets and Liabilities	14.8%

	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(d)	Value determined using significant unobservable inputs.

(e)	Seven-day yield as of period end

(f)	Represents less than 0.05% of net assets

(g)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	04/29/2021	100,000,000	$49,998,029
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/25/2021	100,000,000	46,200,943
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/14/2021	100,000,000	42,751,409
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	06/02/2021	100,000,000	42,738,030
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/13/2021	95,000,000	42,405,664
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	05/19/2021	80,000,000	37,714,549
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	04/07/2021	100,000,000	37,545,638
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/01/2021	100,000,000	35,888,464
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	04/01/2021	100,000,000	35,473,052
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/17/2021	100,000,000	35,203,486
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/11/2021	75,000,000	34,377,947
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	06/09/2021	100,000,000	33,998,034
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/22/2021	100,000,000	32,195,378
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/29/2021	100,000,000	32,145,241
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	07/20/2021	100,000,000	30,658,473
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/14/2021	100,000,000	30,528,723
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	07/13/2021	100,000,000	30,107,798
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	04/08/2021	111,000,000	27,402,859
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/07/2021	100,000,000	27,155,684
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	08/10/2021	100,000,000	25,160,797
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	07/27/2021	100,000,000	24,844,881
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/15/2021	80,000,000	24,370,231
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/28/2021	100,000,000	24,253,984
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/11/2021	100,000,000	23,838,067
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/12/2021	100,000,000	22,674,569
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/28/2021	100,000,000	21,307,732
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/02/2021	100,000,000	20,900,540
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/19/2021	100,000,000	20,796,102

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	71

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/14/2021	100,000,000	$20,246,036
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/12/2021	100,000,000	19,964,460
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/16/2021	100,000,000	18,606,997
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/13/2021	100,000,000	18,524,080
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	09/15/2021	100,000,000	18,361,473
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/02/2021	100,000,000	18,321,670
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/11/2021	100,000,000	17,960,733
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	06/23/2021	70,000,000	17,919,959
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/20/2021	100,000,000	17,590,256
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	09/21/2021	100,000,000	17,585,699
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	09/29/2021	100,000,000	17,077,264
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/07/2021	80,000,000	16,875,574
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	09/01/2021	100,000,000	16,846,209
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/19/2021	100,000,000	16,727,236
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	11/11/2021	100,000,000	15,902,115
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	09/07/2021	100,000,000	15,464,669
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	11/18/2021	100,000,000	12,882,318
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/23/2021	100,000,000	11,628,790
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/01/2021	100,000,000	11,603,646
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/15/2021	100,000,000	10,377,453
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/02/2021	100,000,000	9,996,154
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/09/2021	100,000,000	9,722,721
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/14/2021	100,000,000	9,233,524
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/30/2021	100,000,000	9,033,155
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/28/2021	100,000,000	8,288,901
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/07/2021	100,000,000	8,010,042
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/29/2021	100,000,000	7,774,183
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/16/2021	100,000,000	7,688,183
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/26/2021	35,000,000	7,449,112
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	01/11/2022	100,000,000	7,422,783
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/23/2021	100,000,000	7,352,375
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/22/2021	100,000,000	7,267,275
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/21/2021	100,000,000	7,013,270
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/30/2021	100,000,000	6,768,847
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/17/2021	50,000,000	6,283,741
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	01/25/2022	100,000,000	5,894,016
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/27/2022	100,000,000	5,747,511
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/27/2021	50,000,000	3,885,722
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	02/15/2022	100,000,000	3,466,562
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	03/15/2022	100,000,000	3,034,015
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/22/2022	100,000,000	2,207,349
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	04/20/2022	100,000,000	1,634,483
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	03/30/2022	100,000,000	1,376,293
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/05/2022	100,000,000	1,143,938
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	04/05/2021	169,000,000	854,276
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	05/24/2022	100,000,000	689,325
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/19/2022	50,000,000	—
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	04/05/2022	100,000,000	(142,296)

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/12/2022	100,000,000	$(294,984)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	04/26/2022	100,000,000	(323,256)

							$1,371,580,161

(1)

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of period end, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

Securities Accounted for as Secured Borrowings
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Agency Mortgage Obligations	$—	$—	$—	$182,962,946	$182,962,946

Total Borrowings	$—	$—	$—	$182,962,946	$182,962,946

Amounts related to agreements not included in offsetting disclosure					$182,962,946

A summary of the DoubleLine Shiller Enhanced CAPE®’s investments in affiliated mutual funds for the year ended March 31, 2021 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at March 31, 2021	Value at March 31, 2021	Change in Unrealized for the Year Ended March 31, 2021	Dividend Income Earned for the Year Ended March 31, 2021	Net Realized Gain (Loss) for the Year Ended March 31, 2021
DoubleLine Ultra Short Bond Fund (Class I)	$195,175,073	$—	$—	19,895,522	$199,949,999	$4,774,926	$904,719	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	73

Schedule of Investments - Summary DoubleLine Flexible Income Fund	March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

6,250,000	ExteNet Issuer LLC,
	Series 2019-1A-C	5.22%	(a)	07/26/2049	6,541,918	0.5%

4,350,000	Hertz Vehicle Financing LP,
	Series 2019-2A-B	3.67%	(a)	05/25/2025	4,362,231	0.4%

5,096,154	Jersey Mike’s Funding LLC,
	Series 2019-1A-A2	4.43%	(a)	02/15/2050	5,413,378	0.4%

6,672,485	Textainer Marine Containers Ltd.,
	Series 2020-2A-A	2.10%	(a)	09/20/2045	6,702,933	0.5%

4,836,000	US Auto Funding LLC,
	Series 2019-1A-D	8.06%	(a)	11/15/2025	5,073,854	0.4%

4,799,437	Vivint Solar Financing LLC,
	Series 2018-1A-A	4.73%	(a)	04/30/2048	5,168,996	0.4%

8,744,352	Wave LLC,
	Series 2019-1-C	6.41%	(a)(b)	09/15/2044	7,308,110	0.6%

Other Asset Backed Obligations(c)					44,947,389	3.7%

	Total Asset Backed Obligations (Cost $86,651,331)				85,518,809	6.9%

BANK LOANS(c)
	Total Bank Loans (Cost $72,379,390)				72,288,004	5.8%

COLLATERALIZED LOAN OBLIGATIONS

10,000,000	Canyon Capital Ltd.,
	Series 2017-1A-B (3 Month LIBOR USD + 1.70%)	1.94%	(a)	07/15/2030	10,006,148	0.8%

5,500,000	GoldenTree Loan Management Ltd.,
	Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	2.87%	(a)	11/28/2030	5,419,874	0.4%

5,000,000	LCM Ltd.,
	Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.72%	(a)	01/20/2031	4,622,769	0.4%

4,500,000	Madison Park Funding Ltd.,
	Series 2015-18A-BR (3 Month LIBOR USD + 1.60%)	1.82%	(a)	10/21/2030	4,501,348	0.4%

6,500,000	Marble Point Ltd.,
	Series 2019-1A-B (3 Month LIBOR USD + 2.15%)	2.37%	(a)	07/23/2032	6,516,037	0.5%

4,000,000	Neuberger Berman Loan Advisers Ltd.,
	Series 2017-16SA-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.10%	(a)	04/15/2034	4,000,000	0.3%

4,500,000	Octagon Investment Partners Ltd.,
	Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	4.01%	(a)	07/15/2029	4,504,823	0.4%

5,000,000	Sound Point Ltd.,
	Series 2020-2A-D (3 Month LIBOR USD + 4.00%, 4.00% Floor)	4.24%	(a)	10/25/2031	5,020,068	0.4%

	Steele Creek Ltd.,
5,000,000	Series 2019-2A-B (3 Month LIBOR USD + 2.25%, 2.25% Floor)	2.49%	(a)	07/15/2032	5,007,290	0.4%

6,000,000	Trimaran CAVU LLC,
	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.42%	(a)	07/20/2032	6,052,270	0.5%

7,975,000	Wind River Ltd.,
	Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	5.79%	(a)	10/15/2027	7,711,900	0.6%

Other Collateralized Loan Obligations(c)					166,893,034	13.4%

	Total Collateralized Loan Obligations (Cost $234,080,930)				230,255,561	18.5%

FOREIGN CORPORATE BONDS(C)
	Total Foreign Corporate Bonds (Cost $112,780,989)				111,883,692	9.0%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(c)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $42,635,723)				42,560,228	3.4%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS(c)
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $185,856,958)				179,413,293	14.4%

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

8,388,653	APS Resecuritization Trust,
	Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.05%	(a)	10/27/2046	7,062,888	0.6%

5,945,079	CHL Mortgage Pass-Through Trust,
	Series 2007-14-A19	6.00%		09/25/2037	4,509,336	0.4%
8,688,000	Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	2.86%	(a)	05/25/2023	8,657,818	0.7%

7,700,000	CSMC Trust	3.27%	(a)(d)	03/25/2059	7,627,963	0.6%

15,000,000	FMC GMSR Issuer Trust,
	Series 2019-GT1	5.07%	(a)(d)	05/25/2024	15,109,225	1.2%

13,673,427	Home Partners of America Trust,
	Series 2019-2-F	3.87%	(a)	10/19/2039	13,414,598	1.1%

7,124,066	Lehman Trust,
	Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	0.51%		06/25/2046	7,102,549	0.6%

20,444,132	Merrill Lynch Mortgage Investors Trust,
	Series 2006-HE6-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.39%		11/25/2037	14,131,941	1.1%

6,062,085	Morgan Stanley Mortgage Loan Trust,
	Series 2005-7-3A1	4.91%	(d)	11/25/2035	5,021,821	0.4%

10,603,450	Morgan Stanley Resecuritization Trust,
	Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.34%	(a)(b)	12/26/2046	10,060,931	0.8%

4,612,885	New Residential Mortgage Loan Trust,
	Series 2018-FNT2-B	4.09%	(a)	07/25/2054	4,621,673	0.4%

11,614,040	NovaStar Mortgage Funding Trust Series,
	Series 2006-3-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.43%		10/25/2036	9,143,976	0.7%

12,853,914	PMT Credit Risk Transfer Trust,
	Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.86%	(a)	05/27/2023	12,731,311	1.0%

17,600,000	PNMAC GMSR Trust,
	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	2.46%	(a)	04/25/2023	17,459,013	1.4%

7,500,000	Progress Residential Trust,
	Series 2021-SFR2-F	3.40%	(a)	04/19/2038	7,560,690	0.6%

6,638,947	PRPM LLC,
	Series 2019-GS1-A2	4.75%	(a)(d)	10/25/2024	6,661,757	0.5%

5,750,000	Residential Mortgage Loan Trust,
	Series 2020-1-B1	3.95%	(a)(d)	02/25/2024	5,792,606	0.5%

5,859,305	Soundview Home Loan Trust,
	Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.26%		06/25/2037	4,757,948	0.4%

8,259,000	Spruce Hill Mortgage Loan Trust,
	Series 2020-SH2-M1	4.33%	(a)(d)	06/25/2055	8,289,864	0.7%

9,217,200	Structured Asset Securities Corporation Mortgage Loan Trust,
	Series 2007-OSI-A4 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.31%		06/25/2037	7,345,533	0.6%

6,798,922	Structured Asset Securities Corporation,
	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.31%	(a)	03/25/2037	5,598,090	0.5%

5,000,000	Tricon American Homes Trust,
	Series 2019-SFR1-F	3.75%	(a)	03/17/2038	5,086,829	0.4%

7,907,819	Verus Securitization Trust,
	Series 2020-NPL1-A1	3.60%	(a)(e)	08/25/2050	7,946,594	0.6%

Other Non-Agency Residential Collateralized Mortgage Obligations(c)					77,006,029	6.1%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $278,886,427)				272,700,983	21.9%

US CORPORATE BONDS(c)
	Total US Corporate Bonds (Cost $94,275,165)				97,183,671	7.8%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

7,100,000	Federal Home Loan Mortgage Corporation,
	Series 2020-DNA2-B1 (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.61%	(a)	02/25/2050	6,990,215	0.6%

104,290,149	Government National Mortgage Association	0.01% – 6.19%	(d)(f)(g)	10/20/2049 – 09/16/2053	6,456,194	0.5%
20,881,940	Government National Mortgage Association,
	Series 2020-189-SU (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19%	(f)(g)	12/20/2050	4,738,371	0.4%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	75

Schedule of Investments - Summary DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

47,519,152	Government National Mortgage Association,	4.09%	(f)(g)	08/20/2050	7,136,118	0.6%
	Series 2020-115-YS (-1 x 1 Month LIBOR USD + 4.20%, 4.20% Cap)
	Series 2020-115-SA (-1 x 1 Month LIBOR USD + 4.20%, 4.20% Cap)

	Government National Mortgage Association,
61,828,969	Series 2020-129-SA (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	3.64%	(f)(g)	09/20/2050	5,894,656	0.5%
50,708,607	Series 2020-146-IJ	2.50%	(f)	10/20/2050	5,557,572	0.4%

Other US Government and Agency Mortgage Backed Obligations(c)					7,358,132	0.6%

	Total US Government and Agency Mortgage Backed Obligations (Cost $47,316,304)				44,131,258	3.6%

AFFILIATED MUTUAL FUNDS

4,606,536	DoubleLine Global Bond Fund (Class I)				47,032,734	3.8%

	Total Affiliated Mutual Funds (Cost $46,429,210)				47,032,734	3.8%

COMMON STOCKS(c)
	Total Common Stocks (Cost $840,548)				580,034	0.1%

WARRANTS(c)
	Total Warrants (Cost $—)				—	0.0%

SHORT TERM INVESTMENTS
28,807,858	First American Government Obligations Fund - Class U	0.04%	(h)	02/01/2030	28,807,858	2.4%
28,807,858	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(h)	01/01/2040	28,807,858	2.3%
28,807,858	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(h)	12/31/2031	28,807,858	2.3%

	Total Short Term Investments (Cost $86,423,574)				86,423,574	7.0%

	Total Investments (Cost $1,288,556,549)				1,269,971,841	102.2%
	Liabilities in Excess of Other Assets				(27,042,484)	(2.2)%

	NET ASSETS				$1,242,929,357	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	21.9%
Collateralized Loan Obligations	18.5%
Non-Agency Commercial Mortgage Backed Obligations	14.4%
Foreign Corporate Bonds	9.0%
US Corporate Bonds	7.8%
Short Term Investments	7.0%
Asset Backed Obligations	6.9%
Bank Loans	5.8%
Affiliated Mutual Funds	3.8%
US Government and Agency Mortgage Backed Obligations	3.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	3.4%
Common Stocks	0.1%
Warrants	0.0%	(i)
Other Assets and Liabilities	(2.2)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	21.9%
Collateralized Loan Obligations	18.5%
Non-Agency Commercial Mortgage Backed Obligations	14.4%
Short Term Investments	7.0%
Asset Backed Obligations	6.9%
Affiliated Mutual Funds	3.8%
US Government and Agency Mortgage Backed Obligations	3.6%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	3.4%
Banking	2.7%
Energy	2.3%
Utilities	2.1%
Healthcare	1.3%
Electronics/Electric	1.2%
Finance	1.2%
Media	1.1%
Business Equipment and Services	0.8%
Retailers (other than Food/Drug)	0.7%
Telecommunications	0.7%
Hotels/Motels/Inns and Casinos	0.6%
Technology	0.6%
Leisure	0.6%
Transportation	0.5%
Automotive	0.5%
Building and Development (including Steel/Metals)	0.5%
Food Products	0.5%
Aerospace & Defense	0.5%
Mining	0.4%
Insurance	0.4%
Commercial Services	0.4%
Chemicals/Plastics	0.4%
Containers and Glass Products	0.4%
Food Service	0.3%

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Construction	0.3%
Industrial Equipment	0.3%
Consumer Products	0.3%
Pharmaceuticals	0.2%
Chemical Products	0.2%
Diversified Manufacturing	0.2%
Environmental Control	0.1%
Conglomerates	0.1%
Financial Intermediaries	0.1%
Food/Drug Retailers	0.1%
Real Estate	0.1%
Pulp & Paper	0.0%	(i)
Cosmetics/Toiletries	0.0%	(i)
Beverage and Tobacco	0.0%	(i)
Other Assets and Liabilities	(2.2)%

	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Value determined using significant unobservable inputs.

(c)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(d)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(e)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(f)	Interest only security

(g)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(h)	Seven-day yield as of period end.

(i)	Represents less than 0.05% of net assets

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2021 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at March 31, 2021	Value at March 31, 2021	Change in Unrealized for the Year Ended March 31, 2021	Dividend Income Earned for the Year Ended March 31, 2021	Net Realized Gain (Loss) for the Year Ended March 31, 2021
DoubleLine Global Bond Fund (Class I)	$105,830,380	$—	$(61,000,000)	4,606,536	$47,032,734	$1,191,187	$—	$1,011,167

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	77

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 75.2%

BRAZIL 2.6%
105,102	Invepar Holdings	0.00%	(a)(b)	12/30/2028	4,494
200,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	206,945
5,810,000	Petrobras Global Finance B.V.	4.38%		05/20/2023	6,094,109

					6,305,548

CHILE 7.0%
200,000	AES Gener S.A.	5.00%		07/14/2025	209,500
4,850,000	Chile Electricity PEC SPA	0.00%	(c)	01/25/2028	3,969,992
300,000	Colbun S.A.	4.50%		07/10/2024	326,822
739,000	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	741,919
1,150,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	968,288
5,800,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	6,239,997
2,263,000	Falabella S.A.	3.75%		04/30/2023	2,377,263
2,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	2,093,090

					16,926,871

CHINA 5.2%
2,100,000	Alibaba Group Holding Ltd.	2.80%		06/06/2023	2,191,745
900,000	Baidu, Inc.	3.50%		11/28/2022	939,468
1,800,000	Baidu, Inc.	3.88%		09/29/2023	1,926,890
200,000	ENN Energy Holdings Ltd.	3.25%		07/24/2022	204,994
2,100,000	JD.com, Inc.	3.13%		04/29/2021	2,103,394
800,000	State Grid Overseas Investment Ltd.	3.13%		05/22/2023	836,913
1,300,000	State Grid Overseas Investment Ltd.	1.00%		08/05/2025	1,266,739
305,000	Tencent Holdings Ltd.	3.28%		04/11/2024	325,215
2,700,000	Tencent Holdings Ltd.	1.81%	(c)	01/26/2026	2,712,637

					12,507,995

COLOMBIA 1.7%
2,800,000	Grupo Aval Ltd.	4.75%		09/26/2022	2,925,300
1,300,000	Grupo de Inversiones Suramericana SA	5.70%		05/18/2021	1,311,212

					4,236,512

DOMINICAN REPUBLIC 0.9%
1,117,000	AES Dominicana	7.95%		05/11/2026	1,163,445
900,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	940,162

					2,103,607

GUATEMALA 0.2%
368,000	Industrial Senior Trust	5.50%		11/01/2022	380,828

HONG KONG 1.6%
3,580,000	HPHT Finance Ltd.	2.88%		11/05/2024	3,770,235

INDIA 5.3%
600,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	629,250
2,805,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	2,846,507
3,937,000	ONGC Videsh Ltd.	2.88%		01/27/2022	3,987,362
4,400,000	Reliance Industries Ltd.	5.40%		02/14/2022	4,572,743
900,000	Vedanta Resources Ltd.	7.13%		05/31/2023	803,524

					12,839,386

INDONESIA 0.8%
1,800,000	Perusahaan Listrik Negara PT	5.50%		11/22/2021	1,858,275

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ISRAEL 0.1%
300,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	338,250

JAMAICA 0.1%
54,010	Digicel Group Ltd. (PIK 7.00%)	7.00%	(c)(d)	04/16/2021	39,681
326,969	Digicel Group Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.00%	(c)	04/01/2025	270,294

					309,975

KOREA 14.4%
500,000	Korea Development Bank	1.25%		06/03/2025	502,048
1,200,000	Korea Development Bank	0.80%		04/27/2026	1,174,404
1,900,000	Korea Development Bank	1.00%		09/09/2026	1,873,716
1,700,000	Korea East-West Power Company Ltd.	1.75%	(c)	05/06/2025	1,725,325
3,431,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	3,482,111
1,500,000	Korea Electric Power Corporation	1.13%	(c)	06/15/2025	1,490,850
4,600,000	Korea Electric Power Corporation	1.13%		06/15/2025	4,571,941
4,550,000	Korea Southern Power Company Ltd.	0.75%	(c)	01/27/2026	4,410,010
5,500,000	KT Corporation	1.00%		09/01/2025	5,413,709
4,500,000	LG Chem Ltd.	3.25%		10/15/2024	4,876,500
1,600,000	POSCO	2.38%		11/12/2022	1,640,439
3,600,000	POSCO	2.38%		01/17/2023	3,696,545

					34,857,598

KUWAIT 1.4%
400,000	Equate Petrochemical B.V.	4.25%		11/03/2026	436,088
2,600,000	MEGlobal Canada ULC	5.00%	(c)	05/18/2025	2,897,011

					3,333,099

MALAYSIA 4.8%
1,244,000	Axiata SPV2 BHD	4.36%		03/24/2026	1,393,603
200,000	CIMB Bank BHD	3.26%		03/15/2022	204,820
2,485,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	2,527,394
2,488,000	Petronas Capital Ltd.	3.13%		03/18/2022	2,549,516
4,550,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	4,843,385

					11,518,718

MEXICO 5.2%
3,241,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	(d)	07/06/2022	3,316,256
6,400,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	6,411,936
1,000,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	1,032,210
1,750,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	1,769,250

					12,529,652

PANAMA 6.1%
3,150,000	Banistmo S.A.	3.65%		09/19/2022	3,216,843
1,100,000	C&W Senior Financing DAC	7.50%		10/15/2026	1,167,820
1,657,580	ENA Norte Trust	4.95%		04/25/2023	1,704,141
3,500,000	Global Bank Corporation	4.50%		10/20/2021	3,553,953

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,250,000	Multibank, Inc.	4.38%		11/09/2022	3,341,260
616,678	Panama Metro Line SP	0.00%	(c)	12/05/2022	602,809
1,053,561	Panama Metro Line SP	0.00%		12/05/2022	1,029,866

					14,616,692

PARAGUAY 0.2%
600,000	Banco Continental SAECA	2.75%	(c)	12/10/2025	591,642

PERU 2.7%
1,735,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	1,830,226
500,000	Credicorp Ltd.	2.75%	(c)	06/17/2025	510,803
3,317,794	Fenix Power Peru S.A.	4.32%		09/20/2027	3,484,264
499,669	Interoceanica Finance Ltd.	0.00%		11/30/2025	478,433
200,000	Kallpa Generacion S.A.	4.88%		05/24/2026	219,395

					6,523,121

PHILIPPINES 1.0%
1,000,000	Bank of the Philippine Islands	2.50%		09/10/2024	1,042,750
1,250,000	BDO Unibank, Inc.	2.95%		03/06/2023	1,296,875

					2,339,625

SAUDI ARABIA 0.9%
1,600,000	Saudi Arabian Oil Company	2.75%		04/16/2022	1,640,307
500,000	Saudi Arabian Oil Company	1.25%	(c)	11/24/2023	503,631

					2,143,938

SINGAPORE 10.2%
5,400,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	(d)	09/07/2021	5,450,679
1,000,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(c)	09/10/2030	991,910
5,500,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	5,455,505
900,000	PSA Treasury Pte Ltd.	2.50%		04/12/2026	940,517
1,100,000	SingTel Group Treasury Pte Ltd.	3.25%		06/30/2025	1,180,417
1,700,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	1,781,185
3,250,000	Temasek Financial Ltd.	2.38%		01/23/2023	3,367,363
800,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	856,328
800,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	789,748
775,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	789,981
3,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	3,041,205

					24,644,838

THAILAND 0.6%
1,200,000	Bangkok Bank PCL	3.88%		09/27/2022	1,254,588
300,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.08%		11/20/2023	303,453

					1,558,041

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
UNITED ARAB EMIRATES 2.2%
5,300,000	Galaxy Pipeline Assets Bidco Ltd.	1.75%	09/30/2027	5,305,747

	Total Foreign Corporate Bonds (Cost $180,670,136)			181,540,193

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 17.4%

BRAZIL 1.9%
4,500,000	Brazilian Government International Bond	2.88%	06/06/2025	4,550,400

COLOMBIA 0.2%
400,000	Colombia Government International Bond	2.63%	03/15/2023	412,394

INDONESIA 3.4%
2,005,000	Indonesia Government International Bond	4.88%	05/05/2021	2,010,663
2,805,000	Indonesia Government International Bond	3.70%	01/08/2022	2,873,330
200,000	Indonesia Government International Bond	3.75%	04/25/2022	206,617
200,000	Indonesia Government International Bond	2.95%	01/11/2023	207,443
200,000	Indonesia Government International Bond	3.38%	04/15/2023	210,294
300,000	Perusahaan Penerbit	3.40%	03/29/2022	308,066
1,500,000	Perusahaan Penerbit	3.30%	11/21/2022	1,565,332
200,000	Perusahaan Penerbit	3.75%	03/01/2023	211,085
700,000	Perusahaan Penerbit	2.30%	06/23/2025	719,285

				8,312,115

MALAYSIA 2.3%
4,400,000	Malaysia Sovereign Sukuk BHD	3.04%	04/22/2025	4,707,367
750,000	Wakala Global Sukuk BHD	4.65%	07/06/2021	758,184

				5,465,551

PANAMA 2.6%
3,950,000	Panama Government International Bond	4.00%	09/22/2024	4,310,596
1,800,000	Panama Government International Bond	3.75%	03/16/2025	1,968,381

				6,278,977

PERU 2.7%
6,300,000	Peruvian Government International Bond	2.39%	01/23/2026	6,496,686

QATAR 1.0%
1,700,000	Qatar Government International Bond	2.38%	06/02/2021	1,706,416
700,000	Qatar Government International Bond	4.50%	01/20/2022	723,492

				2,429,908

SAUDI ARABIA 2.1%
2,500,000	Saudi Government International Bond	2.38%	10/26/2021	2,527,750
2,500,000	Saudi Government International Bond	2.88%	03/04/2023	2,601,900

				5,129,650

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	79

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
UNITED ARAB EMIRATES 1.2%
1,500,000	Abu Dhabi Government International Bond	0.75%	(c)	09/02/2023	1,506,720
1,300,000	Abu Dhabi Government International Bond	2.50%	(c)	04/16/2025	1,373,180

					2,879,900

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $41,612,085)				41,955,581

COMMON STOCKS 0.0%
21,248	Frontera Energy Corporation				108,366

	Total Common Stocks (Cost $1,923,481)				108,366

WARRANTS 0.0%
87,695	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00(a)(e)				—

	Total Warrants (Cost $—)				—

SHORT TERM INVESTMENTS 6.4%
5,170,211	First American Government Obligations Fund - Class U	0.04%	(f)		5,170,211
5,170,212	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(f)		5,170,212
5,170,212	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(f)		5,170,212

	Total Short Term Investments (Cost $15,510,635)				15,510,635

	Total Investments 99.0% (Cost $239,716,337)				239,114,775
	Other Assets in Excess of Liabilities 1.0%				2,478,669

	NET ASSETS 100.0%				$241,593,444

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	75.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	17.4%
Short Term Investments	6.4%
Common Stocks	0.0%	(g)
Warrants	0.0%	(g)
Other Assets and Liabilities	1.0%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	21.7%
Utilities	17.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	17.4%
Energy	9.2%
Short Term Investments	6.4%
Transportation	6.1%
Telecommunications	5.5%
Finance	4.1%
Technology	3.4%
Building and Development (including Steel/Metals)	2.2%
Chemicals/Plastics	2.0%
Retailers (other than Food/Drug)	1.9%
Chemical Products	1.4%
Mining	0.3%
Construction	0.0%	(g)
Other Assets and Liabilities	1.0%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Korea	14.4%
Singapore	10.2%
Panama	8.7%
Malaysia	7.1%
Chile	7.0%
United States	6.4%
Peru	5.4%
India	5.3%
Mexico	5.2%
China	5.2%
Brazil	4.5%
Indonesia	4.2%
United Arab Emirates	3.4%
Saudi Arabia	3.0%
Colombia	1.9%
Hong Kong	1.6%
Kuwait	1.4%
Qatar	1.0%
Philippines	1.0%
Dominican Republic	0.9%
Thailand	0.6%
Paraguay	0.2%
Guatemala	0.2%
Israel	0.1%
Jamaica	0.1%
Other Assets and Liabilities	1.0%

100.0%

(a)	Value determined using significant unobservable inputs.

(b)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(d)	Perpetual Maturity

(e)	Non-income producing security

(f)	Seven-day yield as of period end

(g)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 74.2%

	Federal Home Loan Mortgage Corporation,
1,900,803	Series 4057-ZB	3.50%	(a)	06/15/2042	2,061,177
1,900,803	Series 4057-ZC	3.50%	(a)	06/15/2042	2,058,851
1,267,699	Series 4194-ZL	3.00%	(a)	04/15/2043	1,348,726
1,603,340	Series 4204-QZ	3.00%		05/15/2043	1,630,406
1,972,364	Series 4206-LZ	3.50%	(a)	05/15/2043	2,169,170
2,721,634	Series 4390-NZ	3.00%	(a)	09/15/2044	2,852,893
2,411,896	Series 4417-PZ	3.00%	(a)	12/15/2044	2,463,092
3,219,532	Series 4420-CZ	3.00%	(a)	12/15/2044	3,294,070
2,328,146	Series 4440-ZD	2.50%	(a)	02/15/2045	2,362,502
1,061,513	Series 4460-KB	3.50%		03/15/2045	1,139,019

	Federal National Mortgage Association,
1,000,000	Pool AN7330	3.26%		12/01/2037	1,097,442
1,182,554	Pool AN7884	3.31%		12/01/2032	1,303,416
1,260,000	Series 2012-128-UC	2.50%		11/25/2042	1,270,198
1,900,803	Series 2012-68-ZA	3.50%	(a)	07/25/2042	2,049,382
2,707,536	Series 2012-92-AZ	3.50%	(a)	08/25/2042	2,917,384
3,475,434	Series 2013-127-MZ	3.00%	(a)	12/25/2043	3,615,728
586,066	Series 2013-66-ZK	3.00%	(a)	07/25/2043	604,902
115,348	Series 2013-72-ZL	3.50%		07/25/2043	118,344
1,966,628	Series 2013-74-ZH	3.50%	(a)	07/25/2043	2,114,495
1,414,954	Series 2014-42-BZ	3.00%	(a)	07/25/2044	1,467,549
1,500,000	Series 2014-67-HD	3.00%		10/25/2044	1,580,423
733,407	Series 2014-68-TD	3.00%		11/25/2044	774,388
2,819,569	Series 2014-80-DZ	3.00%	(a)	12/25/2044	2,933,064
487,812	Series 2014-80-KL	2.00%		05/25/2043	440,930
3,484,959	Series 2015-16-ZY	2.50%	(a)	04/25/2045	3,510,094
3,128,839	Series 2015-52-GZ	3.00%	(a)	07/25/2045	3,274,484
1,299,909	Series 2016-64-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.89%	(b)(e)	09/25/2046	283,859
522,553	Series 2018-21-PO	0.00%	(c)	04/25/2048	460,906
2,590,033	Series 2019-68-ZL	2.50%	(a)	11/25/2049	2,574,987

	Government National Mortgage Association,
351,205	Series 2013-180-LO	0.00%	(c)	11/16/2043	278,835
3,592,048	Series 2015-53-EZ	2.00%	(a)	04/16/2045	3,247,946
3,232,521	Series 2015-79-VZ	2.50%	(a)	05/20/2045	3,294,212
315,476	Series 2016-12-MZ	3.00%	(a)	01/20/2046	323,536
1,016,000	Series 2021-42-SB (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.24%	(b)(e)	03/20/2051	289,863

	Total US Government and Agency Mortgage Backed Obligations (Cost $56,946,921)				61,206,273

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 20.5%
1,000,000	United States Treasury Notes	1.13%		02/15/2031	944,922
1,000,000	United States Treasury Notes	3.00%		02/15/2047	1,119,589
7,400,000	United States Treasury Notes	1.25%		05/15/2050	5,586,711
10,400,000	United States Treasury Notes	1.88%		02/15/2051	9,231,625

	Total US Government and Agency Obligations (Cost $19,179,410)				16,882,847

SHORT TERM INVESTMENTS 4.3%
488,939	First American Government Obligations Fund - Class U	0.04%	(d)		488,939
488,939	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(d)		488,939
488,939	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(d)		488,939
2,090,000	United States Treasury Bills	0.00%		12/30/2021	2,089,286

	Total Short Term Investments (Cost $3,555,452)				3,556,103

	Total Investments 99.0% (Cost $79,681,783)				81,645,223
	Other Assets in Excess of Liabilities 1.0%				855,952

	NET ASSETS 100.0%				$82,501,175

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	74.2%
US Government and Agency Obligations	20.5%
Short Term Investments	4.3%
Other Assets and Liabilities	1.0%

100.0%

(a)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(b)	Interest only security

(c)	Principal only security

(d)	Seven-day yield as of period end

(e)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount(1)	Unrealized Appreciation (Depreciation)/ Value
10-Year US Treasury Note Future	Short	(71)	06/21/2021	(9,296,563)	$233,928
US Treasury Long Bond Future	Long	256	06/21/2021	39,576,000	(1,778,543)

					$(1,544,615)

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	81

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated)	March 31, 2021

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 103.4%
3,058,109	First American Government Obligations Fund - Class U	0.04%	(a)(b)		3,058,109
3,058,109	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(a)(b)		3,058,109
3,058,109	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(a)(b)		3,058,109
13,000,000	United States Treasury Bills	0.00%		04/22/2021	12,999,962
26,500,000	United States Treasury Bills	0.00%	(b)(c)	06/17/2021	26,499,433
7,000,000	United States Treasury Bills	0.00%	(b)(c)	08/05/2021	6,999,710

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
12,000,000	United States Treasury Bills	0.00%		09/09/2021	11,998,993
23,000,000	United States Treasury Bills	0.00%	(b)(c)	12/02/2021	22,994,913
22,000,000	United States Treasury Bills	0.00%	(b)	12/30/2021	21,992,492
65,000,000	United States Treasury Bills	0.00%	(b)	02/24/2022	64,970,300

	Total Short Term Investments (Cost $177,581,758)				177,630,130

	Total Investments 103.4% (Cost $177,581,758)				177,630,130
	Liabilities in Excess of Other Assets (3.4)%				(5,859,935)

	NET ASSETS 100.0%				$171,770,195

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	103.4%
Other Assets and Liabilities	(3.4)%

100.0%

(a)	Seven-day yield as of period end

(b)	All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

(c)	All or a portion of this security has been pledged as collateral.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Commodity Beta Basket Swap(1)(2)	Barclays Capital, Inc.	Long	0.20%	Termination	04/01/2021	57,300,000	$(1,370,062)
Commodity Beta Basket Swap(1)(2)	Canadian Imperial Bank of Commerce	Long	0.21%	Termination	04/01/2021	60,600,000	(1,444,242)
Commodity Beta Basket Swap(1)(2)	Bank of America Merrill Lynch	Long	0.23%	Termination	04/01/2021	60,200,000	(1,488,543)

							$(4,302,847)

(1)	All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

(2)

Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At March 31, 2021 all constituents and their weightings were as follows:

Index	Ticker	Contract Value(3)	Value of Index	Weightings
Electrolytic Copper Future	LP1	0.17	$104	21.0%
Soybean Future	S 1	0.28	97	19.7%
Nickel Future	LN1	0.17	54	10.9%
Crude Oil Future	CL1	0.12	52	10.6%
Brent Crude Future	CO1	0.12	52	10.6%
Gasoline RBOB Future	XB1	0.09	27	5.5%
Low Sulphur Gas Oil Future	QS1	0.17	26	5.2%
Live Cattle Future	LC1	0.14	24	4.9%
Sugar No. 11 Future	SB1	0.19	24	4.8%
Cotton No. 2 Future	CT1	0.35	18	3.7%
NY Harbor ULSD Heating Oil Future	HO1	0.13	15	3.1%

			$493	100.0%

(3)

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Global Bond Fund	March 31, 2021

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 64.6%

AUSTRALIA 3.2%
6,450,000	AUD	Australia Government Bond	2.75%		04/21/2024	5,291,650
24,100,000	AUD	Australia Government Bond	1.00%		12/21/2030	17,104,511
4,100,000	AUD	Australia Government Bond	1.50%		06/21/2031	3,031,575

						25,427,736

BELGIUM 4.4%
4,338,000	EUR	Kingdom of Belgium Government Bond	0.80%	(a)	06/22/2025	5,386,857
10,950,000	EUR	Kingdom of Belgium Government Bond	1.00%	(a)	06/22/2026	13,860,694
12,290,000	EUR	Kingdom of Belgium Government Bond	0.90%	(a)	06/22/2029	15,756,301

						35,003,852

CANADA 1.9%
9,070,000	CAD	Canadian Government Bond	1.50%		06/01/2023	7,411,750
9,600,000	CAD	Canadian Government Bond	0.25%		03/01/2026	7,368,098

						14,779,848

CZECH REPUBLIC 1.6%
78,000,000	CZK	Czech Republic Government Bond	5.70%		05/25/2024	4,012,787
179,400,000	CZK	Czech Republic Government Bond	2.40%		09/17/2025	8,394,331

						12,407,118

FRANCE 7.5%
26,000,000	EUR	France Government Bond	0.00%		11/25/2029	30,891,133
12,291,987	EUR	France Government Bond	0.70%	(a)	07/25/2030	17,619,360
2,100,000	EUR	French Republic Government Bond	0.25%		11/25/2026	2,560,026
895,000	EUR	French Republic Government Bond	1.00%		05/25/2027	1,140,879
5,200,000	EUR	French Republic Government Bond	1.50%		05/25/2031	7,047,121

						59,258,519

GERMANY 3.9%
4,800,000	EUR	Bundesrepublik Deutschland Bundesanleihe	0.00%		02/15/2030	5,821,936
20,700,000	EUR	Bundesrepublik Deutschland Bundesanleihe	0.00%		08/15/2030	25,058,280

						30,880,216

IRELAND 2.5%
1,625,000	EUR	Ireland Government Bond	5.40%		03/13/2025	2,357,010
2,610,000	EUR	Ireland Government Bond	1.00%		05/15/2026	3,293,574
8,050,000	EUR	Ireland Government Bond	0.90%		05/15/2028	10,248,761
2,750,000	EUR	Ireland Government Bond	1.10%		05/15/2029	3,561,897

						19,461,242

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ISRAEL 2.9%
28,430,000	ILS	Israel Government Bond	4.25%		03/31/2023	9,197,877
42,520,000	ILS	Israel Government Bond	2.00%		03/31/2027	13,722,817

						22,920,694

JAPAN 18.4%
2,300,000,000	JPY	Japan Government Ten Year Bond	0.10%		03/20/2028	20,969,742
1,310,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2028	11,922,301
513,200,000	JPY	Japan Government Twenty Year Bond	2.10%		12/20/2027	5,301,880
910,000,000	JPY	Japan Government Twenty Year Bond	1.90%		12/20/2028	9,421,065
973,000,000	JPY	Japan Government Twenty Year Bond	1.90%		03/20/2031	10,354,112
280,000,000	JPY	Japan Government Twenty Year Bond	1.60%		03/20/2033	2,954,317
1,600,000,000	JPY	Japan Government Twenty Year Bond	1.60%		12/20/2033	16,966,346
1,915,000,000	JPY	Japan Government Twenty Year Bond	1.50%		06/20/2034	20,139,561
995,000,000	JPY	Japan Government Twenty Year Bond	1.30%		06/20/2035	10,269,898
2,040,000,000	JPY	Japan Government Twenty Year Bond	1.20%		09/20/2035	20,815,210
1,740,000,000	JPY	Japan Government Twenty Year Bond	0.50%		03/20/2038	16,024,016

						145,138,448

MEXICO 2.0%
60,000	MXN	Mexican Bonos	8.00%	(c)	09/05/2024	315,431
1,391,000	MXN	Mexican Bonos	8.50%	(c)	05/31/2029	7,645,975
1,473,000	MXN	Mexican Bonos	7.75%	(c)	05/29/2031	7,686,680

						15,648,086

NEW ZEALAND 3.0%
10,560,000	NZD	New Zealand Government Bond	2.75%		04/15/2025	7,970,697
22,900,000	NZD	New Zealand Government Bond	1.50%		05/15/2031	15,533,672

						23,504,369

PERU 1.9%
17,670,000	PEN	Peruvian Government International Bond	5.94%		02/12/2029	5,363,963
32,130,000	PEN	Peruvian Government International Bond	6.95%	(a)	08/12/2031	9,955,584

						15,319,547

POLAND 1.7%
32,850,000	PLN	Republic of Poland Government Bond	2.50%		01/25/2023	8,683,742
17,560,000	PLN	Republic of Poland Government Bond	3.25%		07/25/2025	4,929,757

						13,613,499

PORTUGAL 4.0%
2,970,000	EUR	Portugal Obrigacoes do Tesouro OT	2.88%	(a)	10/15/2025	4,000,169
3,630,000	EUR	Portugal Obrigacoes do Tesouro OT	1.95%	(a)	06/15/2029	4,915,040
18,700,000	EUR	Portugal Obrigacoes do Tesouro OT	0.48%	(a)	10/18/2030	22,459,802

						31,375,011

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	83

Schedule of Investments DoubleLine Global Bond Fund (Cont.)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ROMANIA 0.5%
15,900,000	RON	Romania Government Bond	3.65%		09/24/2031	3,898,743

						3,898,743

SPAIN 5.2%
3,930,000	EUR	Spain Government Bond	0.40%		04/30/2022	4,655,128
860,000	EUR	Spain Government Bond	0.35%		07/30/2023	1,028,422
10,900,000	EUR	Spain Government Bond	2.75%	(a)	10/31/2024	14,239,856
1,000,000	EUR	Spain Government Bond	1.60%	(a)	04/30/2025	1,267,703
500,000	EUR	Spain Government Bond	1.30%	(a)	10/31/2026	636,722
9,550,000	EUR	Spain Government Bond	0.60%	(a)	10/31/2029	11,629,012
5,900,000	EUR	Spain Government Bond	0.50%	(a)	04/30/2030	7,100,888

						40,557,731

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $497,757,110)				509,194,659

US GOVERNMENT AND AGENCY OBLIGATIONS 29.9%

UNITED STATES 29.9%
14,740,000	USD	United States Treasury Notes	0.13%		08/15/2023	14,708,044
12,200,000	USD	United States Treasury Notes	2.25%		04/30/2024	12,900,785
14,000,000	USD	United States Treasury Notes	1.38%		01/31/2025	14,407,695
12,280,000	USD	United States Treasury Notes	0.25%		07/31/2025	12,014,493
13,590,000	USD	United States Treasury Notes	2.00%		08/15/2025	14,323,913
13,890,000	USD	United States Treasury Notes	1.63%		11/30/2026	14,287,981
12,980,000	USD	United States Treasury Notes	1.75%		12/31/2026	13,436,075
13,330,000	USD	United States Treasury Notes	0.63%		03/31/2027	12,890,787
12,860,000	USD	United States Treasury Notes	0.50%		06/30/2027	12,275,523
12,860,000	USD	United States Treasury Notes	2.88%		05/15/2028	14,139,721
13,220,000	USD	United States Treasury Notes	2.63%		02/15/2029	14,302,646
13,380,000	USD	United States Treasury Notes	2.38%		05/15/2029	14,221,738
14,250,000	USD	United States Treasury Notes	1.63%		08/15/2029	14,304,272
14,070,000	USD	United States Treasury Notes	1.75%		11/15/2029	14,239,829
14,480,000	USD	United States Treasury Notes	1.50%		02/15/2030	14,305,222
15,690,000	USD	United States Treasury Notes	0.63%		05/15/2030	14,281,577
15,780,000	USD	United States Treasury Notes	0.63%		08/15/2030	14,303,091

						235,343,392

		Total US Government and Agency Obligations (Cost $242,117,376)				235,343,392

SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 4.2%
10,738,495		First American Government Obligations Fund - Class U	0.04%	(b)		10,738,495
10,738,495		JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(b)		10,738,495
10,738,495		Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(b)		10,738,495
1,210,000	USD	United States Treasury Bills	0.00%		06/03/2021	1,209,980

		Total Short Term Investments (Cost $33,425,309)				33,425,465

		Total Investments 98.7% (Cost $773,299,795)				777,963,516

		Other Assets in Excess of Liabilities 1.3%				9,915,903

		NET ASSETS 100.0%				$787,879,419

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	64.6%
US Government and Agency Obligations	29.9%
Short Term Investments	4.2%
Other Assets and Liabilities	1.3%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	34.1%
Japan	18.4%
France	7.5%
Spain	5.2%
Belgium	4.4%
Portugal	4.0%
Germany	3.9%
Australia	3.2%
New Zealand	3.0%
Israel	2.9%
Ireland	2.5%
Mexico	2.0%
Peru	1.9%
Canada	1.9%
Poland	1.7%
Czech Republic	1.6%
Romania	0.5%
Other Assets and Liabilities	1.3%

100.0%

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Seven-day yield as of period end

(c)	Principal amount is stated in 100 Mexican Peso Units.

AUD	Australian Dollar

EUR	Euro

CAD	Canadian Dollar

CZK	Czech Republic Koruna

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PEN	Peruvian Sol

PLN	Polish Zloty

RON	Romanian Leu

USD	US Dollar

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Delivered		Value	Currency to be Received		Value	Unrealized Appreciation (Depreciation)
04/09/2021	State Street Bank	18,000,000	NZD	$12,571,132	13,054,039	USD	$13,054,039	$482,907
04/09/2021	State Street Bank	10,900,000	EUR	12,784,802	13,152,039	USD	13,152,039	367,237
04/09/2021	Goldman Sachs	18,400,000	AUD	13,976,494	14,338,145	USD	14,338,145	361,651

				$39,332,428			$40,544,223	$1,211,795

AUD	Australian Dollar

EUR	Euro

NZD	New Zealand Dollar

USD	US Dollar

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	85

Schedule of Investments DoubleLine Infrastructure Income Fund	March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 45.8%

	AASET Ltd.,
1,027,498	Series 2018-1A-A	3.84%	(a)	01/16/2038	979,891

	Blackbird Capital Aircraft Lease Securitization Ltd.,
4,888,933	Series 2016-1A-B	5.68%	(a)(b)	12/16/2041	4,825,670

	Business Jet Securities LLC,
5,000,000	Series 2021-1A-A	2.16%	(a)	04/15/2036	4,979,480

	Castlelake Aircraft Securitization Trust,
2,885,607	Series 2016-1-A	4.45%		08/15/2041	2,896,125
4,594,528	Series 2017-1-A	3.97%		07/15/2042	4,609,957

	CLI Funding LLC,
2,450,066	Series 2019-1A-A	3.71%	(a)	05/18/2044	2,464,166
1,880,000	Series 2020-1A-A	2.08%	(a)	09/18/2045	1,879,128
4,012,708	Series 2020-3A-A	2.07%	(a)	10/18/2045	4,023,726
7,000,000	Series 2021-1A-A	1.64%	(a)	02/18/2046	6,855,442

	DataBank Issuer,
8,000,000	Series 2021-1A-A2	2.06%	(a)	02/27/2051	7,973,496

	Falcon Aerospace Ltd.,
6,509,215	Series 2017-1-A	4.58%	(a)	02/15/2042	6,617,515

	GAIA Aviation Ltd.,
3,513,381	Series 2019-1-A	3.97%	(a)(b)	12/15/2044	3,505,508

	Goodgreen Trust,
5,675,975	Series 2020-1A-A	2.63%	(a)	04/15/2055	5,849,067

	Harbour Aircraft Investments Ltd.,
9,233,816	Series 2017-1-A	4.00%		11/15/2037	8,927,004

	Helios Issuer LLC,
14,534,512	Series 2017-1A-A	4.94%	(a)	09/20/2049	15,436,971
2,683,774	Series 2020-AA-A	2.98%	(a)	06/20/2047	2,779,476

	HERO Funding Trust,
25,027	Series 2015-2A-A	3.99%	(a)	09/20/2040	26,244
764,059	Series 2016-3A-A2	3.91%	(a)	09/20/2042	790,212
1,803,084	Series 2016-4A-A2	4.29%	(a)	09/20/2047	1,881,815

	Horizon Aircraft Finance Ltd.,
5,111,537	Series 2019-1-A	3.72%	(a)	07/15/2039	5,087,631

	ITE Rail Fund Levered LP,
3,982,733	Series 2021-1A-A	2.25%	(a)	02/28/2051	3,988,027

	JOL Air Ltd.,
4,342,622	Series 2019-1-A	3.97%	(a)	04/15/2044	4,379,417

	Loanpal Solar Loan Ltd.,
7,524,676	Series 2020-3GS-A	2.47%	(a)	12/20/2047	7,571,818

	Lunar Aircraft Ltd.,
995,724	Series 2020-1A-A	3.38%	(a)	02/15/2045	979,189

	Mosaic Solar Loan Trust,
5,536,809	Series 2017-1A-A	4.45%	(a)	06/20/2042	6,047,127
2,700,842	Series 2018-1A-A	4.01%	(a)	06/22/2043	2,918,901
4,346,264	Series 2019-2A-B	3.28%	(a)	09/20/2040	4,516,787
4,148,639	Series 2020-1A-A	2.10%	(a)	04/20/2046	4,198,707
5,547,255	Series 2020-2A-B	2.21%	(a)	08/20/2046	5,541,443

	NP SPE LLC,
132,380	Series 2016-1A-A1	4.16%	(a)	04/20/2046	138,789
2,158,175	Series 2017-1A-A1	3.37%	(a)	10/21/2047	2,221,814
4,000,000	Series 2021-1A-A1	2.23%	(a)	03/19/2051	3,983,110

	Raptor Aircraft Finance LLC,
3,796,010	Series 2019-1-A	4.21%	(a)	08/23/2044	3,619,981
8,050,000	SBA Tower Trust	3.17%	(a)	04/11/2022	8,071,558
4,900,000	SBA Tower Trust	1.88%	(a)	01/15/2026	4,965,856

	Shenton Aircraft Investment Ltd.,
159,246	Series 2015-1A-A	4.75%	(a)	10/15/2042	158,260

	Sprite Ltd.,
3,852,621	Series 2017-1-A	4.25%	(a)	12/15/2037	3,912,715

	Stack Infrastructure Issuer LLC,
3,867,708	Series 2019-1A-A2	4.54%	(a)	02/25/2044	4,126,944
4,500,000	Series 2019-2A-A2	3.08%	(a)	10/25/2044	4,644,408

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Start Ltd.,
1,397,357	Series 2018-1-A	4.09%	(a)	05/15/2043	1,403,843

	Sunnova Helios Issuer LLC,
2,720,510	Series 2018-1A-A	4.87%	(a)	07/20/2048	2,927,066
4,949,151	Series 2021-A-A	1.80%	(a)	02/20/2048	4,903,351

	Sunnova Sol Issuer LLC,
7,855,147	Series 2020-2A-A	2.73%	(a)	11/01/2055	7,875,689

	TAL Advantage VII LLC,
3,790,000	Series 2020-1A-A	2.05%	(a)	09/20/2045	3,791,215

	Textainer Marine Containers Ltd.,
846,667	Series 2019-1A-A	3.96%	(a)	04/20/2044	848,307
2,817,626	Series 2020-1A-A	2.73%	(a)	08/21/2045	2,871,171
2,859,636	Series 2020-2A-A	2.10%	(a)	09/20/2045	2,872,685
3,973,333	Series 2021-1A-A	1.68%	(a)	02/20/2046	3,867,256

	Thunderbolt Aircraft Lease Ltd.,
5,597,575	Series 2017-A-A	4.21%	(a)(b)	05/17/2032	5,698,947
1,298,965	Series 2017-A-B	5.75%	(a)(b)	05/17/2032	1,283,844
1,771,600	Series 2018-A-A	4.15%	(a)(b)	09/15/2038	1,780,031
2,678,571	Series 2018-A-B	5.07%	(a)(b)	09/15/2038	2,607,956

	Trinity Rail Leasing LLC,
3,661,284	Series 2010-1A-A	5.19%	(a)	10/16/2040	3,891,868
1,664,922	Series 2020-1A-A	1.96%	(a)	10/17/2050	1,669,017

	Trip Rail Master Funding LLC,
465,225	Series 2017-1A-A1	2.71%	(a)	08/15/2047	466,107

	Triton Container Finance LLC,
9,575,000	Series 2020-1A-A	2.11%	(a)	09/20/2045	9,532,182
7,000,000	Series 2021-1A-A	1.86%	(a)	03/20/2046	6,850,313

	Vantage Data Centers Issuer LLC,
5,500,000	Series 2020-2A-A2	1.99%	(a)	09/15/2045	5,415,800

	VB-S1 Issuer LLC,
6,000,000	Series 2018-1A-C	3.41%	(a)	02/15/2048	6,182,633
4,000,000	Series 2020-1A-C2	3.03%	(a)	06/15/2050	4,192,840

	Vivint Colar Financing LLC,
4,799,437	Series 2018-1A-A	4.73%	(a)	04/30/2048	5,168,996

	WAVE Trust,
2,831,130	Series 2017-1A-A	3.84%	(a)	11/15/2042	2,790,288

	Zephyrus Capital Aviation Partners Ltd.,
7,254,156	Series 2018-1-A	4.61%	(a)	10/15/2038	7,196,043

	Total Asset Backed Obligations (Cost $261,026,434)				264,460,823

BANK LOANS 1.0%

1,760,000	Aligned Energy LLC	3.36%	(e)(f)	09/02/2023	1,760,000

	Aligned Energy LLC,
4,240,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		09/02/2023	4,240,000

	Total Bank Loans (Cost $6,000,000)				6,000,000

FOREIGN CORPORATE BONDS 13.2%
3,650,000	Adani Ports & Special Economic Zone Ltd.	4.00%	(a)	07/30/2027	3,859,408
10,500,000	APT Pipelines Ltd.	4.25%	(a)	07/15/2027	11,637,925
2,520,000	Delek & Avner Tamar Bond Ltd.	5.41%	(a)	12/30/2025	2,644,488
2,000,000	Emirates SembCorp Water & Power Company PJSC	4.45%	(a)	08/01/2035	2,299,740
3,507,000	Empresa de Transporte de Pasajeros Metro S.A.	5.00%	(a)	01/25/2047	4,101,735

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,344,209	Energia Eolica S.A.	6.00%	(c)	08/30/2034	2,648,957
2,809,152	Fermaca Enterprises S. de R.L. de C.V.	6.38%	(a)	03/30/2038	3,174,342
1,530,446	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	1,729,404
5,000,000	GNL Quintero S.A.	4.63%		07/31/2029	5,507,125
2,081,954	Interoceanica Finance Ltd.	0.00%	(a)	11/30/2025	1,993,471
4,788,500	Interoceanica Finance Ltd.	0.00%		11/30/2025	4,584,989
3,640,000	Israel Electric Corporation Ltd.	5.00%	(a)	11/12/2024	4,096,547
3,378,305	Lima Metro Finance Ltd.	5.88%	(a)	07/05/2034	3,973,714
181,909	Lima Metro Finance Ltd.	5.88%		07/05/2034	213,969
1,629,911	Panama Metro Line SP	0.00%	(a)	12/05/2022	1,593,254
4,216,000	Sydney Airport Finance Company Pty Ltd.	3.38%	(a)	04/30/2025	4,491,987
2,440,000	Sydney Airport Finance Company Pty Ltd.	3.63%	(a)	04/28/2026	2,633,058
6,175,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	6,947,252
840,000	Transelec S.A.	4.63%	(a)	07/26/2023	909,859
500,000	Transelec S.A.	4.25%	(a)	01/14/2025	546,822
6,000,000	Transelec S.A.	3.88%	(a)	01/12/2029	6,561,300

	Total Foreign Corporate Bonds (Cost $70,117,729)				76,149,346

US CORPORATE BONDS 33.8%
6,383,000	Ameren Corporation	3.65%		02/15/2026	6,971,605
2,634,860	American Airlines	3.85%		02/15/2028	2,371,374
2,053,945	American Airlines	3.25%		10/15/2028	1,992,327
11,200,000	American Tower Corporation	4.40%		02/15/2026	12,633,840
700,000	American Tower Corporation	3.38%		10/15/2026	757,563
474,000	American Transmission Systems, Inc.	5.25%	(a)	01/15/2022	488,941
11,015,000	AT&T, Inc.	4.30%		12/15/2042	12,033,344
1,157,000	Crown Castle International Corporation	3.70%		06/15/2026	1,266,544
5,716,000	Crown Castle International Corporation	3.65%		09/01/2027	6,237,562
3,500,000	Crown Castle International Corporation	2.25%		01/15/2031	3,368,404
9,000,000	Digital Realty Trust	3.70%		08/15/2027	9,929,773
10,250,000	Dominion Energy, Inc.	3.38%		04/01/2030	10,925,800
4,175,000	DTE Energy Company	2.85%		10/01/2026	4,416,305
5,000,000	DTE Energy Company	3.80%		03/15/2027	5,511,062
8,655,000	Duquesne Light Holdings, Inc.	3.62%	(a)	08/01/2027	9,373,184
8,450,000	Equinix, Inc.	2.15%		07/15/2030	8,040,449
7,266,000	Exelon Corporation	3.40%		04/15/2026	7,865,962
3,688,000	Exelon Corporation	4.05%		04/15/2030	4,112,529
2,250,000	FirstEnergy Corporation	2.25%		09/01/2030	2,089,493
6,873,000	Metropolitan Edison Company	4.00%	(a)	04/15/2025	7,276,662
6,000,000	MPLX LP	4.00%		03/15/2028	6,630,138
5,000,000	NextEra Energy Capital Holdings, Inc.	2.25%		06/01/2030	4,896,041
4,900,000	NiSource, Inc.	3.60%		05/01/2030	5,318,988
10,000,000	Southern Company	3.70%		04/30/2030	10,821,434
7,250,000	Sunoco Logistics Partners Operations LP	3.90%		07/15/2026	7,810,046
10,000,000	T-Mobile USA, Inc.	3.88%	(a)	04/15/2030	10,866,100
5,032,000	Union Pacific Corporation	3.70%		03/01/2029	5,545,268

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,944,444	United Airlines Pass-Through Trust	3.65%		10/07/2025	5,855,278
1,879,187	United Airlines Pass-Through Trust	3.65%		01/07/2026	1,865,094
10,000,000	Verizon Communications, Inc.	3.15%		03/22/2030	10,555,309
6,417,000	Xcel Energy, Inc.	3.30%		06/01/2025	6,890,450

	Total US Corporate Bonds (Cost $186,493,928)				194,716,869

SHORT TERM INVESTMENTS 6.3%
12,043,496	First American Government Obligations Fund - Class U	0.04%	(d)		12,043,496
12,043,496	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(d)		12,043,496
12,043,496	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(d)		12,043,496

	Total Short Term Investments (Cost $36,130,488)				36,130,488

	Total Investments 100.1% (Cost $559,768,579)				577,457,526
	Liabilities in Excess of Other Assets (0.1)%				(763,765)

	NET ASSETS 100.0%				$576,693,761

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	45.8%
US Corporate Bonds	33.8%
Foreign Corporate Bonds	13.2%
Short Term Investments	6.3%
Bank Loans	1.0%
Other Assets and Liabilities	(0.1)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	45.8%
Utilities	17.2%
Telecommunications	10.0%
Transportation	7.5%
Energy	7.1%
Short Term Investments	6.3%
Aerospace & Defense	2.1%
Real Estate	1.7%
Technology	1.4%
Electronics/Electric	1.0%
Other Assets and Liabilities	(0.1)%

100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	87

Schedule of Investments DoubleLine Infrastructure Income Fund (Cont.)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(c)	Value determined using significant unobservable inputs.

(d)	Seven-day yield as of period end

(e)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(f)	Unfunded or partially unfunded loan commitment. At period end, the value of these securities amounted to $1,760,000 or 0.3% of net assets.

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Ultra Short Bond Fund	March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 26.4%
1,500,000	ANZ New Zealand International Ltd.	2.13%	(a)	07/28/2021	1,509,057
3,500,000	Bank of Montreal (Secured Overnight Financing Rate + 0.68%)	0.69%		03/10/2023	3,531,304
2,500,000	Bank of Nova Scotia (Secured Overnight Financing Rate + 0.55%)	0.56%		09/15/2023	2,514,504
3,000,000	BMW US Capital LLC (Secured Overnight Financing Rate + 0.53%)	0.54%	(a)	04/01/2024	3,006,144
1,000,000	Commonwealth Bank of Australia (3 Month LIBOR USD + 0.68%)	0.87%	(a)	09/18/2022	1,008,088
1,500,000	Credit Agricole S.A. (3 Month LIBOR USD + 1.43%)	1.65%	(a)	01/10/2022	1,515,038
3,500,000	Credit Suisse AG (Secured Overnight Financing Rate + 0.39%)	0.41%		02/02/2024	3,468,932
2,500,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.67%)	0.87%	(a)	11/05/2021	2,508,453
1,000,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.88%)	1.06%	(a)	02/22/2022	1,006,207
2,500,000	DNB Bank ASA (3 Month LIBOR USD + 0.62%)	0.81%	(a)	12/02/2022	2,520,141
1,500,000	HSBC Holdings PLC	2.95%		05/25/2021	1,505,605
1,700,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.74%)	0.93%		03/02/2023	1,714,623
3,000,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.85%)	1.03%		09/13/2023	3,025,431
2,500,000	National Australia Bank Ltd. (3 Month LIBOR USD + 0.72%)	0.90%	(a)	05/22/2022	2,517,518
1,000,000	National Australia Bank Ltd. (3 Month LIBOR USD + 0.89%)	1.11%		01/10/2022	1,006,083
2,300,000	Rabobank (3 Month LIBOR USD + 0.83%)	1.05%		01/10/2022	2,314,418
1,500,000	Reckitt Benckiser Treasury Services PLC (3 Month LIBOR USD + 0.56%)	0.75%	(a)	06/24/2022	1,508,672
3,240,000	Royal Bank of Canada (3 Month LIBOR USD + 0.47%)	0.68%		04/29/2022	3,253,325
4,000,000	Santander UK PLC (3 Month LIBOR USD + 0.66%)	0.85%		11/15/2021	4,017,860
1,500,000	Siemens Financieringsmaatschappij N.V. (3 Month LIBOR USD + 0.61%)	0.80%	(a)	03/16/2022	1,508,979
800,000	Siemens Financieringsmaatschappij N.V. (Secured Overnight Financing Rate + 0.43%)	0.44%	(a)	03/11/2024	802,747
3,000,000	Sumitomo Mitsui Financial Group, Inc. (3 Month LIBOR USD + 0.78%)	1.00%		07/12/2022	3,023,328
1,010,000	Total Capital International S.A.	2.75%		06/19/2021	1,015,327
2,000,000	UBS Group Funding Switzerland AG (3 Month LIBOR USD + 1.22%)	1.40%	(a)	05/23/2023	2,022,995
2,000,000	UBS Group Funding Switzerland AG (3 Month LIBOR USD + 1.53%)	1.74%	(a)	02/01/2022	2,025,724

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,000,000	Volkswagen Group of America Finance LLC (3 Month LIBOR USD + 0.86%)	1.05%	(a)	09/24/2021	2,007,349
2,500,000	Volkswagen Group of America Finance LLC (3 Month LIBOR USD + 0.94%)	1.14%	(a)	11/12/2021	2,513,108
1,000,000	Westpac Banking Corporation (3 Month LIBOR USD + 0.71%)	0.90%		06/28/2022	1,007,579

	Total Foreign Corporate Bonds (Cost $59,140,668)				59,378,539

US CORPORATE BONDS 37.3%
1,500,000	Allstate Corporation (3 Month LIBOR USD + 0.63%)	0.82%		03/29/2023	1,512,468
2,500,000	American Express Company	3.38%		05/17/2021	2,502,308
2,000,000	American Honda Finance Corporation (3 Month LIBOR USD + 0.29%)	0.47%		12/10/2021	2,002,857
1,000,000	American Honda Finance Corporation (3 Month LIBOR USD + 0.54%)	0.73%		06/27/2022	1,005,721
1,000,000	Atmos Energy Corporation (3 Month LIBOR USD + 0.38%)	0.57%		03/09/2023	1,000,173
3,500,000	Bank of America Corporation (Secured Overnight Financing Rate + 0.73%)	0.75%		10/24/2024	3,519,812
3,500,000	Bristol-Myers Squibb Company (3 Month LIBOR USD + 0.38%)	0.57%		05/16/2022	3,512,487
2,500,000	Cargill, Inc.	3.05%	(a)	04/19/2021	2,502,760
1,000,000	Caterpillar Financial Services Corporation	1.70%		08/09/2021	1,005,542
2,500,000	Caterpillar Financial Services Corporation (3 Month LIBOR USD + 0.59%)	0.77%		06/06/2022	2,515,828
3,000,000	Charles Schwab Corporation (Secured Overnight Financing Rate + 0.50%)	0.51%		03/18/2024	3,017,724
1,000,000	Chevron Corporation	2.10%		05/16/2021	1,001,248
1,000,000	Citibank NA (3 Month LIBOR USD + 0.60%)	0.78%		05/20/2022	1,000,834
1,000,000	Citigroup, Inc. (3 Month LIBOR USD + 1.43%)	1.62%		09/01/2023	1,016,148
1,000,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.87%)	0.89%		11/04/2022	1,003,759
2,000,000	ConocoPhillips Company (3 Month LIBOR USD + 0.90%)	1.10%		05/15/2022	2,015,484
1,000,000	eBay, Inc. (3 Month LIBOR USD + 0.87%)	1.08%		01/30/2023	1,010,980
1,500,000	Emerson Electric Company	2.63%		12/01/2021	1,521,042
3,500,000	Goldman Sachs Group, Inc. (Secured Overnight Financing Rate + 0.58%)	0.59%		03/08/2024	3,498,506
1,000,000	Honeywell International, Inc. (3 Month LIBOR USD + 0.23%)	0.41%		08/19/2022	1,000,826

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	89

Schedule of Investments DoubleLine Ultra Short Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,000,000	Honeywell International, Inc. (3 Month LIBOR USD + 0.37%)	0.56%		08/08/2022	1,004,976
2,500,000	International Business Machines Corporation (3 Month LIBOR USD + 0.40%)	0.59%		05/13/2021	2,501,120
1,000,000	Jackson National Life Global Funding (3 Month LIBOR USD + 0.73%)	0.92%	(a)	06/27/2022	1,006,956
2,500,000	Jackson National Life Global Funding (Secured Overnight Financing Rate + 0.60%)	0.64%	(a)	01/06/2023	2,513,082
1,000,000	John Deere Capital Corporation (3 Month LIBOR USD + 0.48%)	0.66%		09/08/2022	1,005,501
1,000,000	John Deere Capital Corporation (3 Month LIBOR USD + 0.49%)	0.67%		06/13/2022	1,005,404
3,500,000	JPMorgan Chase & Company (3 Month LIBOR USD + 1.23%)	1.45%		10/24/2023	3,555,748
3,000,000	Metropolitan Life Global Funding I (Secured Overnight Financing Rate + 0.35%)	0.36%	(a)	09/08/2022	3,010,689
3,335,000	Morgan Stanley (3 Month LIBOR USD + 1.40%)	1.62%		10/24/2023	3,396,773
500,000	New York Life Global Funding (3 Month LIBOR USD + 0.32%)	0.51%	(a)	08/06/2021	500,582
2,000,000	New York Life Global Funding (3 Month LIBOR USD + 0.44%)	0.66%	(a)	07/12/2022	2,008,555
2,000,000	NextEra Energy Capital Holdings, Inc. (Secured Overnight Financing Rate + 0.54%)	0.55%		03/01/2023	2,005,581
1,010,000	Oracle Corporation	2.80%		07/08/2021	1,016,681
2,500,000	PNC Bank (3 Month LIBOR USD + 0.33%)	0.50%		02/24/2023	2,505,338
1,000,000	PNC Bank (3 Month LIBOR USD + 0.45%)	0.67%		07/22/2022	1,001,363
2,695,000	Qualcomm, Inc. (3 Month LIBOR USD + 0.73%)	0.94%		01/30/2023	2,723,769
500,000	Southern California Edison Company	3.88%		06/01/2021	500,603
2,000,000	Southern California Edison Company (Secured Overnight Financing Rate + 0.83%)	0.84%		04/01/2024	2,003,720
1,000,000	SunTrust Bank (3 Month LIBOR USD + 0.59%)	0.78%		05/17/2022	1,005,785
3,000,000	Toyota Motor Credit Corporation (3 Month LIBOR USD + 0.48%)	0.66%		09/08/2022	3,018,677
2,500,000	Truist Bank (Secured Overnight Financing Rate + 0.73%)	0.74%		03/09/2023	2,525,930
1,000,000	United Parcel Service, Inc. (3 Month LIBOR USD + 0.15%)	0.39%		04/01/2021	1,000,000
2,000,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.30%		05/15/2025	2,045,786
1,500,000	Walmart, Inc.	3.13%		06/23/2021	1,509,665

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,500,000	Wells Fargo & Company (3 Month LIBOR USD + 1.23%)	1.44%		10/31/2023	2,539,592

	Total US Corporate Bonds (Cost $83,807,659)				84,078,383

SHORT TERM INVESTMENTS 36.2%

COMMERCIAL PAPER 36.0%
2,000,000	Amazon.com, Inc.	0.00%		07/26/2021	1,999,376
1,000,000	American Honda Finance Corporation	0.00%		06/04/2021	999,608
3,000,000	Apple, Inc.	0.00%	(a)	04/05/2021	2,999,978
1,000,000	Arkansas Electric Coop Corporation	0.00%	(a)	05/04/2021	999,907
1,000,000	Arkansas Electric Coop Corporation	0.00%	(a)	09/01/2021	999,333
2,000,000	Arkansas Electric Coop Corporation	0.00%	(a)	09/14/2021	1,998,506
1,500,000	Australia & New Zealand Banking Group Ltd.	0.00%	(a)	05/24/2021	1,499,768
1,000,000	BASF SE	0.00%	(a)	05/20/2021	999,817
2,000,000	Canadian Imperial Bank of Commerce	0.00%	(a)	04/30/2021	1,999,858
1,000,000	Canadian Imperial Bank of Commerce	0.00%	(a)	06/23/2021	999,713
1,000,000	Canadian Imperial Bank of Commerce	0.00%	(a)	08/09/2021	999,469
1,000,000	Chevron Corporation	0.00%	(a)	05/11/2021	999,919
1,000,000	Chevron Corporation	0.00%	(a)	06/15/2021	999,852
1,000,000	Chevron Corporation	0.00%	(a)	06/29/2021	999,813
2,000,000	Coca Cola Company	0.00%	(a)	06/08/2021	1,999,789
1,000,000	Emerson Electric Company	0.00%	(a)	04/30/2021	999,929
1,000,000	Exxon Mobil Corporation	0.00%		04/12/2021	999,985
1,000,000	Exxon Mobil Corporation	0.00%		05/24/2021	999,906
1,000,000	Exxon Mobil Corporation	0.00%		10/04/2021	999,340
1,000,000	Honeywell International, Inc.	0.00%	(a)	05/20/2021	999,886
1,000,000	Honeywell International, Inc.	0.00%	(a)	01/12/2022	998,661
2,000,000	Johnson & Johnson	0.00%	(a)	06/01/2021	1,999,842
1,000,000	Kimberly-Clark Corporation	0.00%	(a)	04/06/2021	999,990
1,000,000	Koch Industries, Inc.	0.00%		04/05/2021	999,993
1,000,000	Koch Industries, Inc.	0.00%		05/10/2021	999,879
1,500,000	Koch Industries, Inc.	0.00%		06/03/2021	1,499,693
1,000,000	Komatsu Finance America, Inc.	0.00%	(a)	04/06/2021	999,991
2,000,000	Komatsu Finance America, Inc.	0.00%	(a)	05/11/2021	1,999,820
1,000,000	Komatsu Finance America, Inc.	0.00%	(a)	06/15/2021	999,810
1,000,000	LVMH Moet Hennessy Lou Vuitton	0.00%	(a)	07/01/2021	999,704
2,000,000	LVMH Moet Hennessy Lou Vuitton	0.00%	(a)	07/12/2021	1,999,290
1,000,000	LVMH Moet Hennessy Lou Vuitton	0.00%	(a)	11/01/2021	999,027
2,000,000	Macquarie Bank Ltd.	0.00%	(a)	06/08/2021	1,999,398
1,500,000	Merck & Company, Inc.	0.00%	(a)	05/07/2021	1,499,903
1,000,000	Metlife Short Term Funding LLC	0.00%	(a)	09/10/2021	999,343
1,000,000	Mitsubishi UFJ Financial Group, Inc.	0.00%	(a)	05/12/2021	999,894
1,500,000	Novartis Financial Corporation	0.00%	(a)	04/16/2021	1,499,858
2,000,000	Novartis Financial Corporation	0.00%	(a)	08/02/2021	1,999,339

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,000,000	NSTAR Electric Company	0.00%		04/19/2021	1,999,916
1,000,000	PACCAR Financial Corporation	0.00%		04/01/2021	999,999
2,000,000	Procter and Gamble Corporation	0.00%	(a)	04/12/2021	1,999,973
1,000,000	Procter and Gamble Corporation	0.00%	(a)	04/14/2021	999,983
1,800,000	Province of British Columbia	0.00%		08/24/2021	1,799,160
2,000,000	Province of British Columbia	0.00%		09/21/2021	1,999,043
2,500,000	Roche Holding, Inc.	0.00%	(a)	05/12/2021	2,499,822
1,000,000	Roche Holding, Inc.	0.00%	(a)	05/21/2021	999,918
3,000,000	Shell Finance International B.V.	0.00%	(a)	05/25/2021	2,999,482
1,000,000	Shell Finance International B.V.	0.00%	(a)	09/02/2021	999,324
1,000,000	Siemens Capital Corporation LLC	0.00%	(a)	07/15/2021	999,823
2,000,000	Simon Property Group LP	0.00%	(a)	06/15/2021	1,999,493
1,500,000	Toronto-Dominion Bank	0.00%	(a)	06/22/2021	1,499,609
1,000,000	Toronto-Dominion Bank	0.00%	(a)	12/10/2021	998,786
1,000,000	Total Capital Canada Ltd.	0.00%	(a)	04/07/2021	999,985
1,000,000	Total Capital Canada Ltd.	0.00%	(a)	05/03/2021	999,924
1,000,000	Total Capital Canada Ltd.	0.00%	(a)	05/05/2021	999,914
1,000,000	Toyota Motor Credit Corporation	0.00%		08/30/2021	999,257
1,000,000	Unilever Capital Corporation	0.00%	(a)	04/06/2021	999,987
1,000,000	Unilever Capital Corporation	0.00%	(a)	04/26/2021	999,968
1,190,000	Walt Disney Company	0.00%	(a)	07/15/2021	1,189,208

					80,969,761

MONEY MARKET FUNDS 0.2%
198,852	First American Government Obligations Fund - Class U	0.04%	(b)		198,852
198,852	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(b)		198,852

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
198,852	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(b)		198,852

					596,556

	Total Short Term Investments (Cost $81,562,342)				81,566,317

	Total Investments 99.9% (Cost $224,510,669)				225,023,239
	Other Assets in Excess of Liabilities 0.1%				195,833

	NET ASSETS 100.0%				$225,219,072

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Corporate Bonds	37.3%
Commercial Paper	36.0%
Foreign Corporate Bonds	26.4%
Short Term Investments	0.2%
Other Assets and Liabilities	0.1%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	37.2%
Energy	9.6%
Automotive	8.9%
Pharmaceuticals	6.2%
Diversified Manufacturing	6.1%
Insurance	5.1%
Utilities	4.7%
Technology	4.1%
Consumer Products	3.4%
Construction	2.5%
Retailers (other than Food/Drug)	2.4%
Food Products	2.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.7%
Commercial Services	1.4%
Finance	1.3%
Telecommunications	0.9%
Real Estate	0.9%
Media	0.5%
Transportation	0.4%
Chemicals/Plastics	0.4%
Short Term Investments	0.2%
Other Assets and Liabilities	0.1%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Seven-day yield as of period end

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	91

Schedule of Investments DoubleLine Shiller Enhanced International CAPE®	March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.7%

	Navient Private Education Loan Trust,
500,000	Series 2018-A-B	3.68%	(a)	02/18/2042	509,755
250,000	SBA Tower Trust	3.17%	(a)	04/11/2022	250,670

	Total Asset Backed Obligations (Cost $749,875)				760,425

COLLATERALIZED LOAN OBLIGATIONS 12.4%

	AMMC Ltd.,
498,782	Series 2014-15A-ARR (3 Month LIBOR USD + 1.26%, 1.26% Floor)	1.50%	(a)	01/15/2032	498,907

	Anchorage Capital Ltd.,
500,000	Series 2015-6A-AR (3 Month LIBOR USD + 1.27%)	1.51%	(a)	07/15/2030	500,624

	Benefit Street Partners Ltd.,
249,597	Series 2013-IIIA-A1R (3 Month LIBOR USD + 1.25%)	1.47%	(a)	07/20/2029	249,684

	Crown Point Ltd.,
500,000	Series 2020-9A-A (3 Month LIBOR USD + 2.05%, 2.05% Floor)	2.28%	(a)	07/14/2032	502,010
500,000	Series 2020-9A-B (3 Month LIBOR USD + 2.69%, 2.69% Floor)	2.92%	(a)	07/14/2032	501,309

	Elmwood Ltd.,
500,000	Series 2020-1A-A (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.48%	(a)	04/15/2033	502,125

	Greywolf Ltd.,
500,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.40%	(a)	10/20/2031	500,250

	Highbridge Loan Management Ltd.,
500,000	Series 3A-2014-CR (3 Month LIBOR USD + 3.60%)	3.82%	(a)	07/18/2029	489,501

	MKS Ltd.,
500,000	Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	1.22%	(a)	07/20/2030	500,098

	RR Ltd.,
500,000	Series 2021-14A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.22%	(a)	04/15/2036	499,754

	Venture Ltd.,
500,000	Series 2017-29A-AR (3 Month LIBOR USD + 0.99%)	0.00%	(a)(g)	09/07/2030	500,000

	Wind River Ltd.,
500,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.38%	(a)	01/15/2031	500,632

	Total Collateralized Loan Obligations (Cost $5,732,863)				5,744,894

FOREIGN CORPORATE BONDS 4.4%
55,000	AstraZeneca PLC	3.50%		08/17/2023	58,658
55,000	Avolon Holdings Funding Ltd.	3.63%	(a)	05/01/2022	56,097
150,000	Banco Continental SAECA	2.75%	(a)	12/10/2025	147,911
150,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	156,694
15,000	Bank of Nova Scotia	0.55%		09/15/2023	15,009
60,000	BAT International Finance PLC	1.67%		03/25/2026	59,429
200,000	CIMB Bank BHD	3.26%		03/15/2022	204,820

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
147,800	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	148,384
200,000	HPHT Finance Ltd.	2.88%		11/05/2024	210,628
200,000	Korea East-West Power Company Ltd.	1.75%	(a)	05/06/2025	202,979
45,000	Macquarie Bank Ltd.	2.10%	(a)	10/17/2022	46,173
10,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15%	(a)	03/27/2024	10,662
200,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	203,412
200,000	ONGC Videsh Ltd.	2.88%		01/27/2022	202,558
50,000	Petrobras Global Finance B.V.	4.38%		05/20/2023	52,445
200,000	POSCO	2.38%		11/12/2022	205,055
55,000	Royal Bank of Canada (Secured Overnight Financing Rate + 0.53%)	0.55%		01/20/2026	54,947

	Total Foreign Corporate Bonds (Cost $2,005,865)				2,035,861

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 1.1%
90,000	Peruvian Government International Bond	2.39%		01/23/2026	92,809
200,000	Qatar Government International Bond	2.38%		06/02/2021	200,755
200,000	Saudi Government International Bond	2.88%		03/04/2023	208,152

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $491,555)				501,716

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 11.7%

	Alen Mortgage Trust,
100,000	Series 2021-ACEN-D (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.21%	(a)	04/15/2034	100,438

	AREIT Trust,
231,000	Series 2019-CRE3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.76%	(a)	09/14/2036	228,436

	Atrium Hotel Portfolio Trust,
251,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.16%	(a)	12/15/2036	238,674
115,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.51%	(a)	06/15/2035	111,518

	Bancorp Commercial Mortgage Trust,
177,000	Series 2018-CRE4-D (1 Month LIBOR USD + 2.10%, 0.25% Floor)	2.21%	(a)	09/15/2035	175,558

	BB-UBS Trust,
3,844,000	Series 2012-SHOW-XB	0.14%	(a)(b)(c)	11/05/2036	24,682

	BX Commercial Mortgage Trust,
163,000	Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.01%	(a)	04/15/2034	159,018

	CFCRE Commercial Mortgage Trust,
3,545,000	Series 2018-TAN-X	1.63%	(a)(b)(c)	02/15/2033	89,584

	CHCP Ltd.,
100,000	Series 2021-FL1-C (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.21%	(a)	02/15/2038	100,225

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Commercial Mortgage Trust,
2,832,834	Series 2014-GC19-XA	1.14%	(b)(c)	03/10/2047	77,729
268,000	Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.91%	(a)	12/15/2036	258,313
255,000	Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.65% Floor)	3.76%	(a)	12/15/2036	243,582

	COMM Mortgage Trust,
111,000	Series 2013-LC13-B	5.01%	(a)(b)	08/10/2046	118,885

	Commercial Mortgage Pass-Through Certificates,
100,000	Series 2015-CR25-C	4.53%	(b)	08/10/2048	105,731
186,000	Series 2015-DC1-C	4.31%	(b)	02/10/2048	182,162

	Credit Suisse Mortgage Capital Certificates,
100,000	Series 2019-ICE4-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.76%	(a)	05/15/2036	100,222

	CSAIL Commercial Mortgage Trust,
150,000	Series 2016-C5-C	4.63%	(b)	11/15/2048	160,672

	DBGS Mortgage Trust,
92,814	Series 2018-BIOD-F (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.11%	(a)	05/15/2035	92,750

	Great Wolf Trust,
111,000	Series 2019-WOLF-A (1 Month LIBOR USD + 1.03%, 1.03% Floor)	1.14%	(a)	12/15/2036	111,017

	GS Mortgage Securities Corporation Trust,
100,000	Series 2012-ALOH-A	3.55%	(a)	04/10/2034	101,475

	GS Mortgage Securities Trust,
186,000	Series 2020-UPTN-F	3.25%	(a)(b)	02/10/2037	169,820
277,000	Series 2014-GC26-D	4.51%	(a)(b)	11/10/2047	192,692
5,254,791	Series 2016-GS4-XA	0.50%	(b)(c)	11/10/2049	125,091

	HPLY Trust,
188,740	Series 2019-HIT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.11%	(a)	11/15/2036	188,027

	Hunt Ltd.,
190,000	Series 2018-FL2-C (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.46%	(a)	08/15/2028	190,190

	JP Morgan Chase Commercial Mortgage Securities Trust,
100,000	Series 2013-C13-C	4.08%	(b)	01/15/2046	104,964
300,000	Series 2018-BCON-E	3.76%	(a)(b)	01/05/2031	295,357
104,000	Series 2018-WPT-EFX	5.54%	(a)	07/05/2033	107,247
300,000	Series 2018-WPT-FFX	5.54%	(a)(b)	07/05/2033	302,848

	JPMBB Commercial Mortgage Securities Trust,
100,000	Series 2015-C28-B	3.99%		10/15/2048	103,721

	MFT Trust,
186,000	Series 2020-ABC-D	3.48%	(a)(b)	02/10/2042	172,826

	Morgan Stanley Capital Trust,
88,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.31%	(a)	11/15/2034	87,290
188,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26%	(a)	11/15/2034	183,789
15,277,000	Series 2017-ASHF-XCP	0.00%	(a)(b)(c)	11/15/2024	15
111,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.71%	(a)	11/15/2034	111,000

	SLIDE,
8,183,396	Series 2018-FUN-XCP	0.00%	(a)(b)(c)	06/15/2021	82

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Commercial Mortgage Trust,
6,483,281	Series 2015-NXS2-XA	0.66%	(b)(c)	07/15/2058	155,782
4,441,631	Series 2015-P2-XA	0.93%	(b)(c)	12/15/2048	163,819

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $5,927,928)				5,435,231

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 9.5%

	Bayview Opportunity Master Fund Trust,
274,881	Series 2019-SBR2-A1	3.43%	(a)(d)	06/28/2034	280,321

	Citigroup Mortgage Loan Trust,
144,901	Series 2006-AR2-1A2	2.58%	(b)	03/25/2036	140,613

	Countrywide Alternative Loan Trust,
389,725	Series 2007-9T1-1A6	6.00%		05/25/2037	257,720

	CSMC Trust,
649,413	Series 2019-RPL9-A1	3.01%	(a)(b)	10/27/2059	655,628

	Deephaven Residential Mortgage Trust,
26,161	Series 2017-1A-A1	2.73%	(a)(b)	12/26/2046	26,186
26,351	Series 2017-1A-A2	2.93%	(a)(b)	12/26/2046	26,372

	Legacy Mortgage Asset Trust,
365,477	Series 2019-GS5-A1	3.20%	(a)(d)	05/25/2059	369,197

	Lehman XS Trust,
231,550	Series 2007-6-2A1 (1 Month LIBOR USD + 0.42%, 0.42% Floor)	0.53%		05/25/2037	202,080

	Merrill Lynch Alternative Note Asset Trust,
904,633	Series 2007-OAR5-1A1	2.22%	(b)	10/25/2047	393,129

	OBX Trust,
531,908	Series 2020-EXP2-A3	2.50%	(a)(b)	05/25/2060	541,051

	RALI Trust,
1,070,258	Series 2007-QS8-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.71%		06/25/2037	801,573

	Velocity Commercial Capital Loan Trust,
554,659	Series 2018-2-A	4.05%	(a)(b)	10/26/2048	580,943

	Vericrest Opportunity Loan Trust,
133,640	Series 2020-NPL5-A1A	2.98%	(a)(d)	03/25/2050	134,280

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $4,330,922)				4,409,093

US CORPORATE BONDS 5.2%
55,000	AbbVie, Inc.	2.30%		11/21/2022	56,608
50,000	American Express Company	3.70%		11/05/2021	50,865
20,000	Anthem, Inc.	3.30%		01/15/2023	20,998
35,000	Anthem, Inc.	3.50%		08/15/2024	37,861
55,000	AT&T, Inc.	4.45%		04/01/2024	60,358
25,000	Atmos Energy Corporation	0.63%		03/09/2023	25,011
55,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	0.98%		03/05/2024	55,552
30,000	BB&T Corporation	2.20%		03/16/2023	31,008
55,000	Boeing Company	4.51%		05/01/2023	58,888
60,000	Capital One Financial Corporation	3.20%		01/30/2023	62,845
55,000	Carrier Global Corporation	2.24%		02/15/2025	56,981
55,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	1.21%		06/01/2024	55,724
35,000	Conagra Brands, Inc.	4.30%		05/01/2024	38,611
40,000	Dollar Tree, Inc.	3.70%		05/15/2023	42,481
10,000	Dollar Tree, Inc.	4.00%		05/15/2025	11,045
5,000	DTE Energy Company	2.25%		11/01/2022	5,130

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	93

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
30,000	DTE Energy Company	2.53%		10/01/2024	31,462
20,000	DTE Energy Company	1.05%		06/01/2025	19,755
50,000	DuPont de Nemours, Inc.	4.49%		11/15/2025	56,542
55,000	eBay, Inc.	2.75%		01/30/2023	57,292
55,000	Exxon Mobil Corporation	1.57%		04/15/2023	56,371
45,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	51,583
50,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	54,191
50,000	HCA, Inc.	5.00%		03/15/2024	55,656
55,000	Hyundai Capital America	2.85%	(a)	11/01/2022	56,748
50,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	51,364
55,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	55,028
50,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	54,651
60,000	Microchip Technology, Inc.	0.97%	(a)	02/15/2024	59,922
50,000	Micron Technology, Inc.	2.50%		04/24/2023	51,938
25,000	Mondelez International, Inc.	0.63%		07/01/2022	25,080
55,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	0.53%		01/25/2024	54,915
40,000	NextEra Energy Capital Holdings, Inc.	0.65%		03/01/2023	40,135
55,000	Omnicom Capital, Inc.	3.63%		05/01/2022	56,909
55,000	Pacific Gas and Electric Company	1.75%		06/16/2022	55,086
60,000	PayPal Holdings, Inc.	2.20%		09/26/2022	61,586
60,000	Penske Truck Leasing Company	2.70%	(a)	11/01/2024	63,210
50,000	Prudential Financial, Inc.	3.50%		05/15/2024	54,512
55,000	PSEG Power LLC	3.85%		06/01/2023	58,671
55,000	Republic Services, Inc.	2.50%		08/15/2024	57,896
25,000	Royalty Pharma PLC	0.75%	(a)	09/02/2023	24,990
50,000	Schlumberger Holdings Corporation	3.75%	(a)	05/01/2024	53,963
55,000	Southern California Edison Company (Secured Overnight Financing Rate + 0.83%)	0.84%		04/01/2024	55,102
20,000	Truist Bank	2.85%		10/26/2024	21,374
60,000	Union Pacific Corporation	3.20%		06/08/2021	60,312
55,000	Valero Energy Corporation	1.20%		03/15/2024	55,206
50,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.30%		05/15/2025	51,145
60,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	61,312
55,000	Welltower, Inc.	3.63%		03/15/2024	59,357
50,000	WP Carey, Inc.	4.25%		10/01/2026	56,210

	Total US Corporate Bonds (Cost $2,381,612)				2,409,440

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 5.6%

	Federal Home Loan Mortgage Corporation,
94,718	Series 2021-MN1-M1 (Secured Overnight Financing Rate 30 Day Average + 2.00%)	2.02%	(a)	01/25/2051	95,190
1,318,796	Series 3312-FJ (1 Month LIBOR USD + 0.22%, 0.22% Floor, 7.00% Cap)	0.33%		07/15/2036	1,319,701

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
1,164,680	Series 3747-FA (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.61%		10/15/2040	1,179,241

	Total US Government and Agency Mortgage Backed Obligations (Cost $2,562,558)				2,594,132

US GOVERNMENT AND AGENCY OBLIGATIONS 16.1%
300,000	United States Treasury Notes	0.13%		05/15/2023	299,648
1,740,000	United States Treasury Notes	0.13%	(f)	12/15/2023	1,732,523
5,460,000	United States Treasury Notes	0.13%		02/15/2024	5,430,994

	Total US Government and Agency Obligations (Cost $7,469,241)				7,463,165

AFFILIATED MUTUAL FUNDS 5.1%
247,442	DoubleLine Floating Rate Fund (Class I)				2,353,170

	Total Affiliated Mutual Funds (Cost $2,429,714)				2,353,170

SHORT TERM INVESTMENTS 5.0%
772,438	First American Government Obligations Fund - Class U	0.04%	(e)		772,438
772,438	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(e)		772,438
772,438	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(e)		772,438

	Total Short Term Investments (Cost $2,317,314)				2,317,314

	Total Investments 77.8% (Cost $36,399,447)				36,024,441
	Other Assets in Excess of Liabilities 22.2%				10,269,450

	NET ASSETS 100.0%				$46,293,891

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	16.1%
Collateralized Loan Obligations	12.4%
Non-Agency Commercial Mortgage Backed Obligations	11.7%
Non-Agency Residential Collateralized Mortgage Obligations	9.5%
US Government and Agency Mortgage Backed Obligations	5.6%
US Corporate Bonds	5.2%
Affiliated Mutual Funds	5.1%
Short Term Investments	5.0%
Foreign Corporate Bonds	4.4%
Asset Backed Obligations	1.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.1%
Other Assets and Liabilities	22.2%

100.0%

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	16.1%
Collateralized Loan Obligations	12.4%
Non-Agency Commercial Mortgage Backed Obligations	11.7%
Non-Agency Residential Collateralized Mortgage Obligations	9.5%
US Government and Agency Mortgage Backed Obligations	5.6%
Affiliated Mutual Funds	5.1%
Short Term Investments	5.0%
Banking	3.0%
Asset Backed Obligations	1.7%
Utilities	1.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.1%
Energy	1.0%
Transportation	0.8%
Building and Development (including Steel/Metals)	0.5%
Technology	0.4%
Pharmaceuticals	0.3%
Food Products	0.3%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Healthcare	0.3%
Real Estate	0.2%
Telecommunications	0.2%
Insurance	0.2%
Automotive	0.2%
Beverage and Tobacco	0.1%
Aerospace & Defense	0.1%
Environmental Control	0.1%
Commercial Services	0.1%
Diversified Manufacturing	0.1%
Media	0.1%
Chemicals/Plastics	0.1%
Finance	0.1%
Retailers (other than Food/Drug)	0.1%
Other Assets and Liabilities	22.2%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Interest only security

(d)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(e)	Seven-day yield as of period end

(f)	All or a portion of this security has been pledged as collateral.

(g)	The final coupon rate has not been established as of period end.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount		Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	Barclays Capital, Inc.	Long	0.20%	Termination	07/30/2021	16,900,000	EUR	$4,571,977
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	BNP Paribas	Long	0.20%	Termination	10/29/2021	9,600,000	EUR	2,833,575
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	BNP Paribas	Long	0.20%	Termination	02/28/2022	6,000,000	EUR	774,266

								$8,179,818

(1)

Shiller Barclays CAPE® Europe Sector Net ER NoC Index aims to provide notional long exposure to the top four European equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each European sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2021, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIIESAE.

A summary of the DoubleLine Shiller Enhanced International CAPE®’s investments in affiliated mutual funds for the year ended March 31, 2021 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at March 31, 2021	Value at March 31, 2021	Change in Unrealized for the Year Ended March 31, 2021	Dividend Income Earned for the Year Ended March 31, 2021	Net Realized Gain (Loss) for the Year Ended March 31, 2021
DoubleLine Floating Rate Fund (Class I)	$2,371,933	$500,000	$(800,000)	247,442	$2,353,170	$333,767	$86,730	$(52,530)

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	95

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Delivered		Value	Currency to be Received		Value	Unrealized Appreciation (Depreciation)
06/09/2021	Goldman Sachs	48,308,701	USD	$48,308,701	42,400,000	EUR	$49,797,404	$1,488,703
06/09/2021	Barclays Capital, Inc.	4,300,000	EUR	5,050,208	5,167,389	USD	5,167,389	117,181
06/09/2021	JP Morgan Securities LLC	2,500,000	EUR	2,936,168	2,962,282	USD	2,962,282	26,114
06/09/2021	Barclays Capital, Inc.	680,355	USD	680,355	600,000	EUR	704,681	24,326
06/09/2021	JP Morgan Securities LLC	954,001	USD	954,001	800,000	EUR	939,574	(14,427)
06/09/2021	Goldman Sachs	4,500,000	EUR	5,285,102	5,237,699	USD	5,237,700	(47,402)

				$63,214,535			$64,809,030	$1,594,495

EUR	Euro

USD	US Dollar

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Colony Real Estate and Income Fund	March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 19.8%

	CFIP Ltd.,
1,000,000	Series 2013-1A-AR (3 Month LIBOR USD + 1.34%)	1.56%	(a)	04/20/2029	1,000,954

	Crown Point Ltd.,
1,000,000	Series 2020-9A-A (3 Month LIBOR USD + 2.05%, 2.05% Floor)	2.28%	(a)	07/14/2032	1,004,020
1,000,000	Series 2020-9A-B (3 Month LIBOR USD + 2.69%, 2.69% Floor)	2.92%	(a)	07/14/2032	1,002,618

	Total Collateralized Loan Obligations (Cost $2,994,000)				3,007,592

FOREIGN CORPORATE BONDS 4.4%
100,000	AstraZeneca PLC	3.50%		08/17/2023	106,651
105,000	Avolon Holdings Funding Ltd.	3.63%	(a)	05/01/2022	107,095
25,000	Bank of Nova Scotia	0.55%		09/15/2023	25,014
100,000	BAT International Finance PLC	1.67%		03/25/2026	99,048
105,000	GlaxoSmithKline Capital PLC	0.53%		10/01/2023	105,165
70,000	Macquarie Bank Ltd.	2.10%	(a)	10/17/2022	71,825
40,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15%	(a)	03/27/2024	42,649
105,000	Royal Bank of Canada (Secured Overnight Financing Rate + 0.53%)	0.55%		01/20/2026	104,899

	Total Foreign Corporate Bonds (Cost $664,645)				662,346

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 20.5%

	Benchmark Mortgage Trust,
174,000	Series 2019-B12-TCB	3.44%	(a)(b)	08/15/2052	171,493

	BX Commercial Mortgage Trust,
680,540	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	2.08%	(a)	09/15/2037	619,601

	CLNC Ltd.,
277,000	Series 2019-FL1-D (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.01%	(a)	08/20/2035	269,812

	Commercial Mortgage Pass-Through Certificates,
172,000	Series 2015-CR25-C	4.53%	(b)	08/10/2048	181,857

	Greystone Commercial Real Estate Notes,
256,000	Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.51%	(a)	09/15/2037	251,776

	GS Mortgage Securities Trust,
187,000	Series 2019-SMP-E (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.71%	(a)	08/15/2032	173,758

	HPLY Trust,
205,011	Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26%	(a)	11/15/2036	196,770

	JP Morgan Chase Commercial Mortgage Securities Corporation,
279,000	Series 2018-MINN-E (1 Month LIBOR USD + 2.50%, 3.50% Floor)	3.50%	(a)	11/15/2035	214,532

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,000,000	Series 2011-C3-D	5.79%	(a)(b)	02/15/2046	638,864

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JPMBB Commercial Mortgage Securities Trust,
200,000	Series 2014-C23-D	3.97%	(a)(b)	09/15/2047	200,157

	Wells Fargo Commercial Mortgage Trust,
202,000	Series 2016-C33-D	3.12%	(a)	03/15/2059	190,741

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,584,124)				3,109,361

US CORPORATE BONDS 30.2%
105,000	AbbVie, Inc.	2.30%		11/21/2022	108,071
100,000	American Express Company	2.50%		07/30/2024	105,626
80,000	Anthem, Inc.	3.30%		01/15/2023	83,993
20,000	Anthem, Inc.	3.50%		08/15/2024	21,635
100,000	AT&T, Inc.	4.45%		04/01/2024	109,743
45,000	Atmos Energy Corporation	0.63%		03/09/2023	45,020
105,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	0.98%		03/05/2024	106,053
45,000	BB&T Corporation	2.20%		03/16/2023	46,512
100,000	Boeing Company	4.51%		05/01/2023	107,069
100,000	Capital One Financial Corporation	3.90%		01/29/2024	108,174
100,000	Carrier Global Corporation	2.24%		02/15/2025	103,601
100,000	Cintas Corporation	2.90%		04/01/2022	102,336
105,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	1.21%		06/01/2024	106,382
70,000	Conagra Brands, Inc.	4.30%		05/01/2024	77,222
95,000	Dollar Tree, Inc.	4.00%		05/15/2025	104,929
15,000	DTE Energy Company	2.53%		10/01/2024	15,731
90,000	DTE Energy Company	1.05%		06/01/2025	88,898
90,000	DuPont de Nemours, Inc.	4.49%		11/15/2025	101,776
95,000	eBay, Inc.	2.75%		01/30/2023	98,959
95,000	Exxon Mobil Corporation	1.57%		04/15/2023	97,367
85,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	97,435
105,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	113,800
95,000	HCA, Inc.	5.00%		03/15/2024	105,746
95,000	Hyundai Capital America	2.85%	(a)	11/01/2022	98,020
100,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	102,729
10,000	JPMorgan Chase & Company	3.90%		07/15/2025	11,045
105,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	105,053
100,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	109,302
100,000	Microchip Technology, Inc.	0.97%	(a)	02/15/2024	99,870
95,000	Micron Technology, Inc.	2.50%		04/24/2023	98,683
110,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	0.53%		01/25/2024	109,829
80,000	NextEra Energy Capital Holdings, Inc.	0.65%		03/01/2023	80,271
100,000	Omnicom Capital, Inc.	3.63%		05/01/2022	103,471
105,000	Pacific Gas and Electric Company	1.75%		06/16/2022	105,164
80,000	PayPal Holdings, Inc.	2.20%		09/26/2022	82,114
25,000	PayPal Holdings, Inc.	1.35%		06/01/2023	25,456
100,000	Penske Truck Leasing Company	2.70%	(a)	11/01/2024	105,350
105,000	Prudential Financial, Inc.	3.50%		05/15/2024	114,476
100,000	PSEG Power LLC	3.85%		06/01/2023	106,675
95,000	Republic Services, Inc.	2.50%		08/15/2024	100,003
55,000	Royalty Pharma PLC	0.75%	(a)	09/02/2023	54,978
90,000	Schlumberger Holdings Corporation	3.75%	(a)	05/01/2024	97,133

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	97

Schedule of Investments DoubleLine Colony Real Estate and Income Fund (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
105,000	Southern California Edison Company (Secured Overnight Financing Rate + 0.83%)	0.84%		04/01/2024	105,195
60,000	Truist Bank	2.85%		10/26/2024	64,121
100,000	Union Pacific Corporation	3.15%		03/01/2024	107,049
105,000	Valero Energy Corporation	1.20%		03/15/2024	105,392
105,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.30%		05/15/2025	107,404
105,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	107,296
100,000	Welltower, Inc.	3.63%		03/15/2024	107,922
100,000	WP Carey, Inc.	4.25%		10/01/2026	112,420

	Total US Corporate Bonds (Cost $4,574,447)				4,582,499

US GOVERNMENT AND AGENCY OBLIGATIONS 13.9%
180,000	United States Treasury Notes	1.50%		09/30/2021	181,317
510,000	United States Treasury Notes	0.38%		03/31/2022	511,565
720,000	United States Treasury Notes	0.13%		05/15/2023	719,156
290,000	United States Treasury Notes	0.13%	(d)	12/15/2023	288,754
400,000	United States Treasury Notes	0.13%		02/15/2024	397,875

	Total US Government and Agency Obligations (Cost $2,101,248)				2,098,667

SHORT TERM INVESTMENTS 6.9%
283,713	First American Government Obligations Fund - Class U	0.04%	(c)		283,713
283,713	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(c)		283,713
283,713	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(c)		283,713

SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
200,000	United States Treasury Bills	0.00%	07/08/2021	199,993

	Total Short Term Investments (Cost $1,051,123)			1,051,132

	Total Investments 95.7% (Cost $14,969,587)			14,511,597
	Other Assets in Excess of Liabilities 4.3%			651,327

	NET ASSETS 100.0%			$15,162,924

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Corporate Bonds	30.2%
Non-Agency Commercial Mortgage Backed Obligations	20.5%
Collateralized Loan Obligations	19.8%
US Government and Agency Obligations	13.9%
Short Term Investments	6.9%
Foreign Corporate Bonds	4.4%
Other Assets and Liabilities	4.3%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	20.5%
Collateralized Loan Obligations	19.8%
US Government and Agency Obligations	13.9%
Banking	8.1%
Short Term Investments	6.9%
Utilities	3.3%
Pharmaceuticals	2.5%
Energy	2.2%
Technology	2.0%
Insurance	1.5%
Real Estate	1.5%
Telecommunications	1.4%
Transportation	1.4%
Healthcare	1.4%
Automotive	1.2%
Food Products	1.2%
Finance	0.7%
Aerospace & Defense	0.7%
Retailers (other than Food/Drug)	0.7%
Diversified Manufacturing	0.7%
Media	0.7%
Industrial Equipment	0.7%
Chemicals/Plastics	0.7%
Environmental Control	0.7%
Commercial Services	0.7%
Beverage and Tobacco	0.6%
Other Assets and Liabilities	4.3%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Seven-day yield as of period end

(d)	All or a portion of this security has been pledged as collateral.

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

EXCESS RETURN SWAPS
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Colony Capital Fundamental US Real Estate Index Excess Return(1)	Barclays Capital, Inc.	Long	0.45%	Termination	07/08/2021	4,000,000	$594,405
Colony Capital Fundamental US Real Estate Index Excess Return(1)	Barclays Capital, Inc.	Long	0.45%	Termination	04/22/2021	10,500,000	179,304

							$773,709

(1)

The Colony Capital Fundamental US Real Estate Index Excess Return aims to provide notional long exposure to Real Estate Investment Trusts (REITs) excluding mortgage REITs that meet certain market capitalization, liquidity and fundamental criteria. The constituents of the index are ordinary shares, which are REITs. Information on the sector constituents as of March 31, 2021 is available on the Barclays Capital, Inc. website at https://indices.barclays/doubleline.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	99

Schedule of Investments DoubleLine Emerging Markets Local Currency Bond Fund	March 31, 2021

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 8.5%

BRAZIL 0.9%
550,000	BRL	Simpar Finance SARL	10.75%	(a)	02/12/2028	89,413

						89,413

COLOMBIA 2.4%
833,000,000	COP	Empresas Publicas de Medellin ESP	8.38%	(a)	11/08/2027	233,130

						233,130

MEXICO 4.3%
2,030,000	MXN	America Movil S.A.B. de C.V.	6.45%		12/05/2022	100,495
9,600,000	MXN	International Bank for Reconstruction & Development	0.00%		06/30/2027	312,712

						413,207

PERU 0.9%
325,000	PEN	Banco de Credito del Peru	4.65%	(a)	09/17/2024	92,625

						92,625

		Total Foreign Corporate Bonds (Cost $879,721)				828,375

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 84.9%

BRAZIL 5.8%
1,000	BRL	Nota doo Tesouro Nacional	10.00%		01/01/2025	187,550
2,000	BRL	Nota doo Tesouro Nacional	10.00%		01/01/2029	371,586

						559,136

CHILE 3.6%
160,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	4.00%	(a)	03/01/2023	236,398
75,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	4.70%	(a)	09/01/2030	114,107

						350,505

COLOMBIA 3.2%
725,000,000	COP	Colombian TES	6.25%		11/26/2025	205,716
350,000,000	COP	Colombian TES	7.50%		08/26/2026	103,381

						309,097

CZECH REPUBLIC 4.5%
9,840,000	CZK	Czech Republic Government Bond	0.45%		10/25/2023	436,340

						436,340

HUNGARY 3.2%
90,000,000	HUF	Hungary Government Bond	3.00%		06/26/2024	306,531

						306,531

INDONESIA 10.8%
6,500,000,000	IDR	Indonesia Treasury Bond	6.13%		05/15/2028	435,869
1,900,000,000	IDR	Indonesia Treasury Bond	8.25%		05/15/2029	143,170
6,170,000,000	IDR	Indonesia Treasury Bond	8.38%		03/15/2034	464,078

						1,043,117

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ISRAEL 4.0%
1,230,000	ILS	Israel Government Bond	1.75%		08/31/2025	389,220

						389,220

MALAYSIA 6.3%
1,700,000	MYR	Malaysia Government Bond	3.50%		05/31/2027	423,106
790,000	MYR	Malaysia Government Bond	3.83%		07/05/2034	189,298

						612,404

MEXICO 4.8%
20,000	MXN	Mexican Bonos	6.50%	(c)	06/10/2021	98,163
20,000	MXN	Mexican Bonos	6.75%	(c)	03/09/2023	101,149
52,000	MXN	Mexican Bonos	8.00%	(c)	09/05/2024	273,374

						472,686

PERU 2.5%
930,000	PEN	Peru Government Bond	5.40%		08/12/2034	242,303

						242,303

PHILIPPINES 4.6%
4,500,000	PHP	Philippine Government Bond	6.88%		01/10/2029	109,651
13,000,000	PHP	Philippine Government Bond	6.25%		01/14/2036	336,922

						446,573

POLAND 4.3%
1,065,000	PLN	Republic of Poland Government Bond	2.25%		04/25/2022	276,107
500,000	PLN	Republic of Poland Government Bond	3.25%		07/25/2025	140,369

						416,476

ROMANIA 4.0%
1,160,000	RON	Romania Government Bond	5.85%		04/26/2023	296,508
375,000	RON	Romania Government Bond	3.65%		09/24/2031	91,951

						388,459

RUSSIA 9.4%
30,030,000	RUB	Russian Federal Bond	6.90%		05/23/2029	396,931
23,000,000	RUB	Russian Federal Bond	7.65%		04/10/2030	319,098
16,000,000	RUB	Russian Federal Bond	6.10%		07/18/2035	192,831

						908,860

SINGAPORE 3.6%
332,000	SGD	Singapore Government Bond	2.00%		02/01/2024	256,133
115,000	SGD	Singapore Government Bond	2.88%		07/01/2029	94,123

						350,256

SOUTH AFRICA 5.5%
4,100,000	ZAR	Republic of South Africa Government Bond	7.75%		02/28/2023	290,006
3,900,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	241,118

						531,124

THAILAND 4.8%
7,170,000	THB	Thailand Government Bond	3.63%		06/16/2023	245,563

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,150,000	THB	Thailand Government Bond	3.85%		12/12/2025	222,353

						467,916

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $8,723,760)				8,231,003

SHORT TERM INVESTMENTS 3.3%
105,976		BlackRock Liquidity Funds FedFund - Institutional Shares	0.04%	(b)		105,976
105,915		Fidelity Institutional Money Market Government Portfolio - Class I	0.01%	(b)		105,915
105,919		Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(b)		105,919

		Total Short Term Investments (Cost $317,810)				317,810

		Total Investments 96.7% (Cost $9,921,291)				9,377,188
		Other Assets in Excess of Liabilities 3.3%				323,167

		NET ASSETS 100.0%				$9,700,355

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	84.9%
Foreign Corporate Bonds	8.5%
Short Term Investments	3.3%
Other Assets and Liabilities	3.3%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Indonesia	10.8%
Russia	9.4%
Mexico	9.1%
Brazil	6.7%
Malaysia	6.3%
Colombia	5.6%
South Africa	5.5%
Thailand	4.8%
Philippines	4.6%
Czech Republic	4.5%
Poland	4.3%
Israel	4.0%
Romania	4.0%
Chile	3.6%
Singapore	3.6%
Peru	3.4%
United States	3.3%
Hungary	3.2%
Other Assets and Liabilities	3.3%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Seven-day yield as of period end

(c)	Principal amount is stated in 100 Mexican Peso Units.

BRL	Brazilian Real

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Republic Koruna

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

MXN	Mexican Peso

MYR	Malaysian Ringgit

PEN	Peruvian Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

RUB	Russian Ruble

SGD	Singapore Dollar

THB	Thai Baht

ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	101

Schedule of Investments DoubleLine Income Fund	March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 7.3%

	AASET Ltd.,
517,894	Series 2019-2-C	6.41%	(a)(b)	10/16/2039	428,861

	Business Jet Securities LLC,
1,250,000	Series 2021-1A-C	5.07%	(a)(b)	04/15/2036	1,257,404

	GAIA Aviation Ltd.,
1,161,525	Series 2019-1-C	7.00%	(a)(b)(c)	12/15/2044	879,408

	Pioneer Aircraft Finance Ltd.,
922,186	Series 2019-1-C	6.90%	(a)(b)	06/15/2044	824,184

	SoFi Professional Loan Program,
20,000	Series 2018-A-R1	0.00%	(a)(b)(h)	02/25/2042	805,181
5,930	Series 2018-A-R2	0.00%	(a)(b)(h)	02/25/2042	238,736

	START Ireland,
1,087,239	Series 2019-1-C	6.41%	(a)(b)	03/15/2044	769,983

	Start Ltd.,
95,494	Series 2019-2-C	6.66%	(a)(b)	11/15/2044	67,562

	Sunnova Helios Issuer LLC,
1,567,007	Series 2019-AA-B	4.49%	(b)	06/20/2046	1,665,207

	Tesla Auto Lease Trust,
1,500,000	Series 2019-A-E	5.48%	(b)	05/22/2023	1,584,599

	Wave LLC,
1,998,709	Series 2019-1-C	6.41%	(a)(b)	09/15/2044	1,670,425

	Total Asset Backed Obligations (Cost $11,208,989)				10,191,550

COLLATERALIZED LOAN OBLIGATIONS 13.9%

	Apidos Ltd.,
1,250,000	Series 2021-35A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.95%	(b)	04/20/2034	1,250,000

	Barings Ltd.,
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	0.00%	(b)(j)	04/25/2034	500,000

	Cathedral Lake Ltd.,
2,000,000	Series 2016-4A-D (3 Month LIBOR USD + 4.51%)	4.73%	(b)	10/20/2028	2,002,731

	CIFC Funding Ltd.,
500,000	Series 2015-4A-CR2 (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.11%	(b)	04/20/2034	490,044

	GoldenTree Loan Opportunities Ltd.,
1,000,000	Series 2016-12A-DR (3 Month LIBOR USD + 2.90%)	3.12%	(b)	07/21/2030	980,513

	Highbridge Loan Management Ltd.,
2,000,000	Series 12A-18-C (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.97%	(b)	07/18/2031	1,943,049

	HPS Loan Management Ltd.,
500,000	Series 10A-16-C (3 Month LIBOR USD + 3.65%)	3.87%	(b)	01/20/2028	489,523

	LCM LP,
900,000	Series 19A-D (3 Month LIBOR USD + 3.45%, 3.45% Floor)	3.69%	(b)	07/15/2027	893,736

	Madison Park Funding Ltd.,
500,000	Series 2021-48A-E (3 Month LIBOR USD + 6.25%, 6.25% Floor)	6.39%	(b)	04/19/2033	490,942

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Magnetite Ltd.,
500,000	Series 2019-23A-D (3 Month LIBOR USD + 3.60%, 3.60% Floor)	3.82%	(b)	10/25/2032	500,822
1,275,000	Series 2021-29A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.85%	(b)	01/15/2034	1,249,604

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	4.01%	(b)	07/15/2029	1,001,072
500,000	Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	3.07%	(b)	07/25/2030	488,699
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.50%, 6.50% Floor)	6.67%	(b)	04/15/2034	500,000

	OHA Credit Funding Ltd.,
1,000,000	Series 2019-4A-D (3 Month LIBOR USD + 3.75%, 3.75% Floor)	3.97%	(b)	10/22/2032	1,003,737

	Trimaran CAVU LLC,
3,500,000	Series 2019-2A-C (3 Month LIBOR USD + 4.72%, 4.72% Floor)	4.94%	(b)	11/26/2032	3,508,736

	Venture Ltd.,
500,000	Series 2013-14A-BRR (3 Month LIBOR USD + 1.55%, 1.55% Floor)	1.74%	(b)	08/28/2029	500,243
500,000	Series 2020-39A-D (3 Month LIBOR USD + 4.25%, 4.25% Floor)	4.49%	(b)	04/15/2033	503,912

	Wind River Ltd.,
1,000,000	Series 2019-2A-E (3 Month LIBOR USD + 7.25%, 7.25% Floor)	7.49%	(b)	01/15/2033	989,525

	Total Collateralized Loan Obligations (Cost $19,199,070)				19,286,888

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 22.8%

	Alen Mortgage Trust,
1,000,000	Series 2021-ACEN-F (1 Month LIBOR USD + 5.00%, 5.00% Floor)	5.11%	(b)	04/15/2034	1,006,686

	Banc of America Commercial Mortgage Trust,
214,107	Series 2007-4-G	5.87%	(b)(d)	02/10/2051	216,569

	Bancorp Commercial Mortgage Trust,
1,500,000	Series 2019-CRE5-E (1 Month LIBOR USD + 3.75%, 3.75% Floor)	3.86%	(b)	03/15/2036	1,420,350
1,000,000	Series 2019-CRE6-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	2.96%	(b)	09/15/2036	956,438

	BANK,
13,409,430	Series 2019-BN19-XFG	1.03%	(b)(d)(e)	08/15/2061	912,729

	Barclays Commercial Mortgage Securities LLC,
1,000,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.61%	(b)	08/15/2036	908,293

	BX Trust,
993,650	Series 2017-SLCT-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.36%	(b)	07/15/2034	997,720
1,000,000	Series 2019-OC11-E	4.08%	(b)(d)	12/09/2041	996,016

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CLNC Ltd.,
1,000,000	Series 2019-FL1-D (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.01%	(b)	08/20/2035	974,052

	Commercial Mortgage Trust,
17,739,000	Series 2014-CR20-XF	1.29%	(b)(d)(e)	11/10/2047	774,911

	CSAIL Commercial Mortgage Trust,
12,106,000	Series 2021-C20-XA	1.17%	(d)(e)	03/15/2054	1,002,462
8,120,000	Series 2021-C20-XD	1.60%	(b)(d)(e)	03/15/2054	991,208

	DBGS Mortgage Trust,
87,000	Series 2018-5BP-F (1 Month LIBOR USD + 2.45%, 2.45% Floor)	2.56%	(b)	06/15/2033	83,000

	Fontainebleau Miami Beach Trust,
1,242,000	Series 2019-FBLU-H	3.96%	(b)(d)	12/10/2036	1,191,581

	FREMF Mortgage Trust,
1,739,417	Series 2017-KF27-B (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.47%	(b)	12/25/2026	1,737,800
351,125	Series 2017-KF28-B (1 Month LIBOR USD + 4.00%, 4.00% Floor)	4.12%	(b)	01/25/2024	351,631

	Great Wolf Trust,
1,500,000	Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.24%	(b)	12/15/2036	1,438,700

	GS Mortgage Securities Trust,
1,332,000	Series 2014-GC26-D	4.51%	(b)(d)	11/10/2047	926,592
1,500,000	Series 2015-GC32-D	3.35%		07/10/2048	1,387,878
1,000,000	Series 2019-SMP-F (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.21%	(b)	08/15/2032	883,624

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,000,000	Series 2011-C5-C	5.42%	(b)(d)	08/15/2046	1,003,767
1,000,000	Series 2019-UES-G	4.45%	(b)(d)	05/05/2032	909,046

	JPMBB Commercial Mortgage Securities Trust,
1,500,000	Series 2014-C23-E	3.36%	(a)(b)(d)	09/15/2047	1,140,684

	JPMCC Commercial Mortgage Securities Trust,
1,000,000	Series 2019-MFP-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.11%	(b)	07/15/2036	984,846

	Morgan Stanley Capital Trust,
1,000,000	Series 2007-T27-C	6.02%	(b)(d)	06/11/2042	1,022,166
636,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.46%	(b)	11/15/2034	593,382

	MRCD Mortgage Trust,
236,000	Series 2019-PARK-F	2.72%	(b)	12/15/2036	226,269
1,407,000	Series 2019-PARK-G	2.72%	(b)	12/15/2036	1,329,662

	Tharaldson Hotel Portfolio Trust,
405,040	Series 2018-THL-E (1 Month LIBOR USD + 3.33%, 3.18% Floor)	3.43%	(b)	11/11/2034	392,982
810,080	Series 2018-THL-F (1 Month LIBOR USD + 4.10%, 3.95% Floor)	4.21%	(b)	11/11/2034	737,364

	UBS Commercial Mortgage Trust,
1,562,000	Series 2013-C5-D	4.08%	(b)(d)	03/10/2046	1,302,314
16,696,519	Series 2017-C1-XA	1.52%	(d)(e)	06/15/2050	1,200,488
1,222,000	Series 2018-C12-C	4.96%	(d)	08/15/2051	1,197,388
562,000	Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	4.94%	(b)	02/15/2032	493,734

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $33,537,074)				31,692,332

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 31.5%

	Alternative Loan Trust,
1,522,139	Series 2006-OC8-1A2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.43%		11/25/2036	1,486,795

	AMSR Trust,
1,000,000	Series 2020-SFR4-G2	4.87%	(b)	11/17/2037	1,015,903

	Angel Oak Mortgage Trust LLC,
1,100,000	Series 2019-2-B2	6.29%	(b)(d)	03/25/2049	1,126,181

	Citigroup Mortgage Loan Trust,
83,459	Series 2018-A-A1	4.00%	(b)(d)	01/25/2068	83,824
146,395	Series 2019-E-A1	3.23%	(b)(c)	11/25/2070	147,261

	CitiMortgage Alternative Loan Trust,
2,199,796	Series 2007-A3-1A1	6.00%	(f)	03/25/2037	2,248,337

	Connecticut Avenue Securities Trust,
879,529	Series 2019-R06-2M2 (1 Month LIBOR USD + 2.10%)	2.21%	(b)	09/25/2039	884,122
2,500,000	Series 2020-R01-1M2 (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.16%	(b)	01/25/2040	2,507,539

	CSMC Trust,
800,000	Series 2019-RPL8-A2	4.06%	(b)(c)	10/25/2058	799,923

	FMC GMSR Issuer Trust,
2,500,000	Series 2019-GT2-B	4.72%	(b)(d)	09/25/2024	2,471,891

	Homeward Opportunities Fund Trust,
850,000	Series 2020-BPL1-A2	5.44%	(b)(c)	08/25/2025	857,558

	Legacy Mortgage Asset Trust,
2,500,000	Series 2019-GS6-A2	4.45%	(b)(c)	06/25/2059	2,507,906

	LHOME Mortgage Trust,
1,400,000	Series 2021-RTL1-M	4.46%	(b)(d)	09/25/2026	1,410,697

	MASTR Asset Backed Securities Trust,
2,512,759	Series 2006-NC3-A1 (1 Month LIBOR USD + 0.13%, 0.13% Floor)	0.24%		10/25/2036	1,539,049

	Mello Warehouse Securitization Trust,
2,000,000	Series 2019-2-F (1 Month LIBOR USD + 3.25%, 3.25% Floor)	3.36%	(b)	11/25/2052	2,002,420
500,000	Series 2019-1-G (1 Month LIBOR USD + 5.50%, 5.50% Floor)	5.61%	(b)	06/25/2052	500,543

	NRZ FHT Excess LLC,
1,809,001	Series 2020-FHT1-A	4.21%	(b)	11/25/2025	1,828,208

	Pretium Mortgage Credit Partners LLC,
1,500,000	Series 2020-NPL2-A2	6.17%	(b)(c)	02/27/2060	1,511,793

	Progress Residential Trust,
1,205,000	Series 2021-SFR1-H	5.00%	(b)	04/17/2038	1,210,423

	PRPM LLC,
2,400,000	Series 2020-1A-A2	3.97%	(b)(c)	02/25/2025	2,393,707
1,000,000	Series 2020-3-A2	5.07%	(b)(c)	09/25/2025	1,005,024
1,400,000	Series 2021-2-A2	3.77%	(b)(d)	03/25/2024	1,411,206

	Securitized Asset Backed Receivables LLC Trust,
1,267,245	Series 2006-WM2-A2D (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.59%		09/25/2036	1,118,292

	Spruce Hill Mortgage Loan Trust,
1,600,000	Series 2020-SH2-M1	4.33%	(b)(d)	06/25/2055	1,605,979

	Toorak Mortgage Corporation Ltd.,
1,400,000	Series 2020-1-A2	3.23%	(b)(c)	03/25/2023	1,387,446

	Velocity Commercial Capital Loan Trust,
370,268	Series 2019-1-M4	4.61%	(b)(d)	03/25/2049	374,341
149,142	Series 2019-1-M5	5.70%	(b)(d)	03/25/2049	151,349
459,136	Series 2019-1-M6	6.79%	(b)(d)	03/25/2049	465,639

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	103

Schedule of Investments DoubleLine Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Verus Securitization Trust,
1,400,000	Series 2020-5-B2	4.71%	(b)(d)	05/25/2065	1,422,200
1,300,000	Series 2021-R1-B2	4.20%	(b)(d)	10/25/2063	1,308,557
2,000,000	Series 2021-R2-B2	4.26%	(b)(d)	02/25/2064	2,015,184

	Visio Trust,
1,973,000	Series 2019-1-B1	5.08%	(b)(d)	06/25/2054	1,960,753

	VOLT LLC,
1,000,000	Series 2021-NPL3-A2	4.95%	(b)(c)	02/27/2051	997,042

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $43,646,442)				43,757,092

US CORPORATE BONDS 0.8%
1,114,583	United Airlines Pass-Through Trust	3.65%		01/07/2026	1,106,224

	Total US Corporate Bonds (Cost $1,091,548)				1,106,224

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 11.4%

	Federal Home Loan Mortgage Corporation,
1,474,723	Pool SB8088	1.50%		02/01/2036	1,482,780
2,151,992	Pool SD8104	1.50%		11/01/2050	2,081,457

	Federal Home Loan Mortgage Corporation,
1,922,129	Series 2020-HQA1-M2 (1 Month LIBOR USD + 1.90%)	2.01%	(b)	01/25/2050	1,926,766
1,972,756	Series -5004-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.04%	(e)(i)	07/25/2050	469,477
2,431,575	Series 5037-IO	3.00%	(e)	11/25/2050	404,465

	Federal National Mortgage Association,
2,516,571	Series 2020-53-DI	3.00%	(e)	08/25/2060	422,138
1,958,136	Series 2020-54-AS (-1 x 1 Month LIBOR USD + 6.15%, 6.15%Cap)	6.04%	(e)(i)	08/25/2050	451,594
1,637,242	Series 2020-77-S (-1 x Secured Overnight Financing Rate 30 Day Average + 4.15%, 4.15% Cap)	4.13%	(e)(i)	11/25/2050	252,669
2,904,525	Series 2020-77-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 4.10%, 4.10% Cap)	4.08%	(e)(i)	11/25/2050	434,832
1,395,676	Series 2020-M10-X2	1.70%	(d)(e)	12/25/2030	181,307
3,349,852	Series 2020-M17-X1	1.44%	(d)(e)	01/25/2028	241,110
4,952,000	Series 2021-21-GI	4.00%	(e)	07/25/2043	862,287
5,162,754	Government National Mortgage Association	3.64%	(e)(f)	09/20/2050	484,251
3,839,011	Government National Mortgage Association	3.50%		09/20/2050	527,864

	Government National Mortgage Association,
4,062,077	Series 2015-80-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.14%	(e)(i)	06/20/2045	923,956
2,832,891	Series 2020-112-LS (-1 x Secured Overnight Financing Rate 30 Day Average + 6.20%, 6.20% Cap)	6.18%	(e)(i)	08/20/2050	667,243
2,017,662	Series 2020-112-MS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19%	(e)(i)	08/20/2050	460,664
1,977,561	Series 2020-140-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.24%	(e)(i)	09/20/2050	450,092

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
2,459,401	Series 2020-142-SD (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19%	(e)(i)	09/20/2050	581,337
1,559,758	Series 2020-160-LS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19%	(e)(i)	10/20/2050	339,324
1,983,632	Series 2020-167-NS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19%	(e)(i)	11/20/2050	463,274
1,976,913	Series 2020-167-SD (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19%	(e)(i)	11/20/2050	438,608
1,917,343	Series 2020-189-SP (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19%	(e)(i)	12/20/2050	363,620
2,114,460	Series 2020-98-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.04%	(e)(i)	07/20/2050	454,460
2,893,136	Series 2021-2-IO	0.92%	(d)(e)	06/16/2063	245,783
3,500,000	Series 2021-46-ES (-1 x 1 Month LIBOR USD + 2.80%, 2.80% Cap)	2.64%	(e)(i)	03/20/2051	345,625

	Total US Government and Agency Mortgage Backed Obligations (Cost $15,971,652)				15,956,983

US GOVERNMENT AND AGENCY OBLIGATIONS 3.0%
4,300,000	United States Treasury Notes	0.50%		08/31/2027	4,088,107

	Total US Government and Agency Obligations (Cost $4,307,303)				4,088,107

SHORT TERM INVESTMENTS 10.4%
4,837,360	First American Government Obligations Fund - Class U	0.04%	(g)		4,837,360
4,837,360	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(g)		4,837,360
4,837,361	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(g)		4,837,361

	Total Short Term Investments (Cost $14,512,081)				14,512,081

	Total Investments 101.1% (Cost $143,474,159)				140,591,257
	Liabilities in Excess of Other Assets (1.1)%				(1,546,209)

	NET ASSETS 100.0%				$139,045,048

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	31.5%
Non-Agency Commercial Mortgage Backed Obligations	22.8%
Collateralized Loan Obligations	13.9%
US Government and Agency Mortgage Backed Obligations	11.4%
Short Term Investments	10.4%
Asset Backed Obligations	7.3%
US Government and Agency Obligations	3.0%
Aerospace & Defense	0.8%
Other Assets and Liabilities	(1.1)%

100.0%

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

(a)	Value determined using significant unobservable inputs.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(d)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(e)	Interest only security

(f)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(g)	Seven-day yield as of period end

(h)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(i)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(j)	The final coupon rate has not been established as of period end.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	105

Schedule of Investments DoubleLine Multi-Asset Trend Fund (Consolidated)	March 31, 2021

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 22.5%
2,400,000	United States Treasury Notes	0.13%	(b)(c)	02/28/2023	2,398,687

	Total US Government and Agency Obligations (Cost $2,399,625)				2,398,687

AFFILIATED MUTUAL FUNDS 74.7%
157,233	DoubleLine Floating Rate Fund (Class I)				1,495,283
161,117	Doubleline Income Fund (Class I)				1,495,166
500,000	DoubleLine Low Duration Bond Fund (Class I)				4,985,000

	Total Affiliated Mutual Funds (Cost $8,000,000)				7,975,449

SHORT TERM INVESTMENTS 3.4%
121,329	First American Government Obligations Fund - Class U	0.04%	(a)(b)		121,329
121,329	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(a)(b)		121,329

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
121,329	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(a)(b)		121,329

	Total Short Term Investments (Cost $363,987)				363,987

	Total Investments 100.6% (Cost $10,763,612)				10,738,123

	Liabilities in Excess of Other Assets (0.6)%				(60,638)

	NET ASSETS 100.0%				$10,677,485

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Affiliated Mutual Funds	74.7%
US Government and Agency Obligations	22.5%
Short Term Investments	3.4%
Other Assets and Liabilities	(0.6)%

100.0%

(a)	Seven-day yield as of period end

(b)	All or a portion of this security is owned by DoubleLine Multi-Asset Trend Ltd., which is a wholly-owned subsidiary of the DoubleLine Multi-Asset Trend Fund.

(c)	All or a portion of this security has been pledged as collateral.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Entry Fee(3)	Exit Fee(4)	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
BNP Paribas Multi-Asset Trend Index ER USD ex-Commodity Sub-Basket(1)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	04/21/2021	561,612	$390
BNP Paribas Multi-Asset Trend Index ER USD Commodity Sub-Basket(2)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	04/21/2021	138,738	(5,339)
BNP Paribas Multi-Asset Trend Index ER USD ex-Commodity Sub-Basket(1)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	03/16/2022	8,069,672	(21,590)
BNP Paribas Multi-Asset Trend Index ER USD Commodity Sub-Basket(2)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	03/16/2022	1,994,416	(84,090)

									$(110,629)

(1)

The BNP Paribas Multi-Asset Trend Index aims to generate excess return by using a trend following strategy and to offer diversification in a multi-asset class universe. Ex-Commodity Sub-Basket Swap represents a swap on a basket of indices without commodities. Information on the sector constituents as of March 31, 2021, is available on the BNP Paribas website https://marketing-indx.bnpparibas.com/multi-asset-trend/.

(2)

All or a portion of this security is owned by DoubleLine Multi-Asset Trend Ltd., which is a wholly-owned subsidiary of the DoubleLine Multi-Asset Trend Fund. The BNP Paribas Multi-Asset Trend Index aims to generate excess return by using a trend following strategy and to offer diversification in a multi-asset class universe. Commodity Sub-Basket Swap represents a swap on a basket of commodity indices. Information on the sector constituents as of March 31, 2021, is available on the BNP Paribas website https://marketing-indx.bnpparibas.com/multi-asset-trend/.

(3)	Entry fee incurs when the Fund puts on new swap exposure. It is a trading cost and incorporated in the cost of the swap.

(4)	Exit fee incurs when the Fund terminates the swap exposure. It is incorporated into daily valuation of the swap.

A summary of the DoubleLine Multi-Asset Trend Fund’s investments in affiliated mutual funds for the year ended March 31, 2021 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at March 31, 2021	Value at March 31, 2021	Change in Unrealized for the Year Ended March 31, 2021	Dividend Income Earned for the Year Ended March 31, 2021	Net Realized Gain (Loss) for the Year Ended March 31, 2021
DoubleLine Low Duration Bond Fund (Class I)	$—	$5,000,000	$—	500,000	$4,985,000	$(15,000)	$8,333	$—
DoubleLine Floating Rate Fund (Class I)	—	1,500,000	—	157,233	1,495,283	(4,717)	3,941	—
Doubleline Income Fund (Class I)	—	1,500,000	—	161,117	1,495,166	(4,834)	5,156	—

	$—	$8,000,000	$—	818,350	$7,975,449	$(24,551)	$17,430	$—

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	March 31, 2021

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$49,187,407,390	$9,903,495,098	$825,785,317	$14,604,609	$6,316,400,851	$242,655,420
Investments in Affiliated Mutual Funds, at Value *	—	1,142,770,550	—	5,484,934	—	—
Short Term Investments, at Value *	2,746,178,845	484,826,642	11,085,901	5,980,412	595,706,345	39,612,876
Foreign Currency, at Value *	—	—	—	—	—	—
Interest and Dividends Receivable	140,605,594	45,267,902	9,032,077	90,890	18,228,508	1,052,687
Receivable for Fund Shares Sold	131,402,487	30,889,092	1,672,790	78,602	22,350,218	2,089,123
Receivable for Investments Sold	97,150,708	600,553,948	7,557,548	—	28,501,485	6,914,063
Prepaid Expenses and Other Assets	574,666	35,498	23,590	19,981	62,450	24,612
Cash	—	898,261	—	—	477,843	229,500
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Net Unrealized Appreciation on Swaps	—	—	—	1,535,624	—	—
Deposit at Broker for Futures	—	—	—	535,279	—	—
Variation Margin Receivable	—	—	—	23,508	—	—
Due from Advisor (See Note 3)	—	—	—	—	—	—
Total Assets	52,303,319,690	12,208,736,991	855,157,223	28,353,839	6,981,727,700	292,578,281

LIABILITIES
Payable for Investments Purchased	1,946,044,617	762,442,240	7,517,275	—	69,432,464	32,790,576
Payable for Fund Shares Redeemed	75,748,048	11,162,025	913,647	25,527	12,407,365	277,471
Distribution Payable	31,947,517	7,996,557	882,378	125,464	2,898,512	380,099
Investment Advisory Fees Payable	17,192,258	3,403,340	533,939	9,503	1,996,239	106,977
Sub-Transfer Agent Expenses Payable	4,362,722	662,104	165,685	2,068	344,632	32,877
Distribution Fees Payable	1,967,706	201,511	15,884	3,337	830,572	9,065
Administration, Fund Accounting and Custodian Fees Payable	1,678,871	460,944	44,359	12,509	287,081	57,933
Accrued Expenses	1,264,211	264,814	81,158	15,248	106,373	16,405
Transfer Agent Expenses Payable	1,256,436	297,044	37,240	3,907	153,967	8,380
Trustees Fees Payable (See Note 8)	1,142,788	205,023	25,592	4,886	122,575	9,860
Professional Fees Payable	397,010	178,566	79,625	65,460	80,753	46,776
Interest Expense Payable	—	—	9,676	—	—	60,980
Variation Margin Payable	—	—	—	—	—	—
Net Unrealized Depreciation on Swaps	—	—	—	36,366	—	—
Total Liabilities	2,083,002,184	787,274,168	10,306,458	304,275	88,660,533	33,797,399
Commitments and Contingencies (See Note 2)
Net Assets	$50,220,317,506	$11,421,462,823	$844,850,765	$28,049,564	$6,893,067,167	$258,780,882

NET ASSETS CONSIST OF:
Paid-in Capital	$53,870,314,524	$11,370,747,784	$926,236,813	$36,023,788	$7,014,574,926	$296,746,984
Undistributed (Accumulated) Net Investment Income (Loss)	24,077,848	8,096,184	1,169,585	(39,751)	1,903,204	(662)
Accumulated Net Realized Gain (Loss) on Investments	(3,100,198,144)	(26,022,322)	(54,947,338)	(8,954,971)	(80,411,186)	(39,489,015)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(573,864,880)	48,826,646	(27,608,295)	(433,592)	(43,004,504)	1,523,575
Investments in Affiliated Mutual Funds	—	19,812,376	—	(50,156)	—	—
Short Term Investments	(11,842)	2,155	—	580	4,727	—
Foreign Currency	—	—	—	—	—	—
Forwards	—	—	—	—	—	—
Futures	—	—	—	4,408	—	—
Swaps	—	—	—	1,499,258	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Total Distributable Earnings (Loss) (See Note 6)	(3,649,997,018)	50,715,039	(81,386,048)	(7,974,224)	(121,507,759)	(37,966,102)
Net Assets	$50,220,317,506	$11,421,462,823	$844,850,765	$28,049,564	$6,893,067,167	$258,780,882

*Identified Cost:
Investments in Unaffiliated Securities	$49,761,272,270	$9,854,668,452	$853,393,612	$15,038,201	$6,359,405,355	$241,131,845
Investments in Affiliated Mutual Funds	—	1,122,958,174	—	5,535,090	—	—
Short Term Investments	2,746,190,687	484,824,487	11,085,901	5,979,832	595,701,618	39,612,876
Foreign Currency	—	—	—	—	—	—

Class I (unlimited shares authorized):
Net Assets	$42,909,929,394	$10,772,238,274	$799,879,268	$26,516,671	$5,689,932,032	$240,441,738
Shares Outstanding	4,102,226,320	978,141,513	75,835,535	2,739,657	570,804,932	25,289,983
Net Asset Value, Offering and Redemption Price per Share	$10.46	$11.01	$10.55	$9.68	$9.97	$9.51

Class N (unlimited shares authorized):
Net Assets	$5,239,000,554	$544,493,275	$44,971,497	$—	$1,194,295,442	$18,339,144
Shares Outstanding	501,071,853	49,481,062	4,261,216	—	119,905,794	1,924,955
Net Asset Value, Offering and Redemption Price per Share	$10.46	$11.00	$10.55	$—	$9.96	$9.53

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$1,532,893	$—	$—
Shares Outstanding	—	—	—	158,070	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$10.11	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$9.70	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$2,071,387,558	$104,731,274	$—	$—	$8,839,693	$—
Shares Outstanding	197,969,016	9,508,232	—	—	886,885	—
Net Asset Value, Offering and Redemption Price per Share	$10.46	$11.01	$—	$—	$9.97	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	107

Statements of Assets and Liabilities (Cont.)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$6,674,997,281	$1,136,515,533	$223,604,140	$78,089,120	$—	$744,538,051
Investments in Affiliated Mutual Funds, at Value *	199,949,999	47,032,734	—	—	—	—
Short Term Investments, at Value *	700,670,824	86,423,574	15,510,635	3,556,103	177,630,130	33,425,465
Foreign Currency, at Value *	—	—	—	—	—	5,388,858
Interest and Dividends Receivable	18,805,853	6,598,812	1,809,378	209,953	342	3,784,180
Receivable for Fund Shares Sold	22,931,953	3,173,329	1,072,110	5,040	307,459	12,592
Receivable for Investments Sold	21,054,327	1,561,308	—	—	—	—
Prepaid Expenses and Other Assets	79,199	27,019	21,074	16,693	9,134	22,186
Cash	562,715	87,677	—	—	—	—
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	—	—	1,211,795
Net Unrealized Appreciation on Swaps	1,371,580,161	—	—	—	—	—
Deposit at Broker for Futures	—	—	—	956,408	—	—
Variation Margin Receivable	—	—	—	—	—	—
Due from Advisor (See Note 3)	—	—	—	—	—	—
Total Assets	9,010,632,312	1,281,419,986	242,017,337	82,833,317	177,947,065	788,383,127

LIABILITIES
Payable for Investments Purchased	100,058,516	34,473,422	—	—	—	—
Payable for Fund Shares Redeemed	15,075,485	1,498,759	209,064	18,744	1,574,323	2,677
Distribution Payable	3,315,225	1,389,445	42,661	145,636	—	—
Investment Advisory Fees Payable	3,323,876	617,947	88,863	22,671	139,337	347,162
Sub-Transfer Agent Expenses Payable	655,302	148,379	4,367	7,120	47,278	8,297
Distribution Fees Payable	230,560	102,437	9,072	2,461	7,080	291
Administration, Fund Accounting and Custodian Fees Payable	374,443	107,503	14,273	4,529	10,380	56,130
Accrued Expenses	102,719	44,943	14,749	2,554	33,706	33,006
Transfer Agent Expenses Payable	205,430	33,808	6,379	2,185	9,244	16,944
Trustees Fees Payable (See Note 8)	96,435	23,290	4,755	1,663	7,101	15,732
Professional Fees Payable	82,674	50,696	29,710	30,329	45,574	23,469
Interest Expense Payable	—	—	—	—	—	—
Variation Margin Payable	—	—	—	94,250	—	—
Net Unrealized Depreciation on Swaps	—	—	—	—	4,302,847	—
Total Liabilities	123,520,665	38,490,629	423,893	332,142	6,176,870	503,708
Commitments and Contingencies (See Note 2)
Net Assets	$8,887,111,647	$1,242,929,357	$241,593,444	$82,501,175	$171,770,195	$787,879,419

NET ASSETS CONSIST OF:
Paid-in Capital	$6,929,619,747	$1,310,638,435	$241,604,235	$87,607,600	$150,597,362	$779,378,939
Undistributed (Accumulated) Net Investment Income (Loss)	957,120	264,416	32,297	766	25,375,513	(2,310,043)
Accumulated Net Realized Gain (Loss) on Investments	618,449,450	(49,388,786)	558,474	(5,526,016)	51,795	4,888,421
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(33,954,371)	(19,188,232)	(601,562)	1,962,789	—	4,663,565
Investments in Affiliated Mutual Funds	448,307	603,524	—	—	—	—
Short Term Investments	11,233	—	—	651	48,372	156
Foreign Currency	—	—	—	—	—	95,643
Forwards	—	—	—	—	—	1,211,795
Futures	—	—	—	(1,544,615)	—	—
Swaps	1,371,580,161	—	—	—	(4,302,847)	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	(49,057)
Total Distributable Earnings (Loss) (See Note 6)	1,957,491,900	(67,709,078)	(10,791)	(5,106,425)	21,172,833	8,500,480
Net Assets	$8,887,111,647	$1,242,929,357	$241,593,444	$82,501,175	$171,770,195	$787,879,419

*Identified Cost:
Investments in Unaffiliated Securities	$6,708,951,652	$1,155,703,765	$224,205,702	$76,126,331	$—	$739,874,486
Investments in Affiliated Mutual Funds	199,501,692	46,429,210	—	—	—	—
Short Term Investments	700,659,591	86,423,574	15,510,635	3,555,452	177,581,758	33,425,309
Foreign Currency	—	—	—	—	—	5,293,215

Class I (unlimited shares authorized):
Net Assets	$8,169,623,130	$1,086,763,510	$215,744,240	$71,266,846	$151,564,853	$787,064,294
Shares Outstanding	416,423,951	112,580,023	21,792,662	7,602,422	15,779,120	77,084,256
Net Asset Value, Offering and Redemption Price per Share	$19.62	$9.65	$9.90	$9.37	$9.61	$10.21

Class N (unlimited shares authorized):
Net Assets	$705,156,160	$155,407,547	$25,849,204	$11,234,329	$20,205,342	$815,125
Shares Outstanding	35,967,314	16,110,646	2,607,153	1,199,408	2,123,024	80,064
Net Asset Value, Offering and Redemption Price per Share	$19.61	$9.65	$9.91	$9.37	$9.52	$10.18

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$12,332,358	$758,300	$—	$—	$—	$—
Shares Outstanding	628,456	78,518	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$19.62	$9.66	$—	$—	$—	$—

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2021

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$541,327,038	$143,456,922	$31,353,957	$13,460,465	$9,059,378	$126,079,176
Investments in Affiliated Mutual Funds, at Value *	—	—	2,353,170	—	—	—
Short Term Investments, at Value *	36,130,488	81,566,317	2,317,314	1,051,132	317,810	14,512,081
Foreign Currency, at Value *	—	—	566,008	—	185,447	—
Interest and Dividends Receivable	2,918,479	274,265	103,879	63,460	138,866	496,825
Receivable for Fund Shares Sold	20,331	80	31,220	2,170	—	255,370
Receivable for Investments Sold	—	5,060,977	—	52,559	—	—
Prepaid Expenses and Other Assets	15,198	8,984	15,216	4,798	48,699	61,722
Cash	2,200	—	—	113	2,863	—
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	1,594,495	—	—	—
Net Unrealized Appreciation on Swaps	—	—	8,179,818	773,709	—	—
Deposit at Broker for Futures	—	—	—	—	—	—
Variation Margin Receivable	—	—	—	—	—	—
Due from Advisor (See Note 3)	—	—	—	8,302	26,598	—
Total Assets	580,413,734	230,367,545	46,515,077	15,416,708	9,779,661	141,405,174

LIABILITIES
Payable for Investments Purchased	1,760,000	5,003,620	93,124	183,503	—	2,026,407
Payable for Fund Shares Redeemed	147,437	1,107	22,441	802	—	148,724
Distribution Payable	1,458,904	52,086	21,398	792	—	68,317
Investment Advisory Fees Payable	250,072	28,757	7,983	—	—	55,679
Sub-Transfer Agent Expenses Payable	1,789	4,021	13,266	9,996	747	—
Distribution Fees Payable	1,845	955	1,992	471	423	1,131
Administration, Fund Accounting and Custodian Fees Payable	30,541	18,545	16,648	11,761	14,568	6,116
Accrued Expenses	16,779	3,957	7,446	14,548	995	18,856
Transfer Agent Expenses Payable	13,689	3,592	5,662	2,260	708	2,859
Trustees Fees Payable (See Note 8)	9,224	4,130	1,426	2,266	487	687
Professional Fees Payable	29,693	27,703	29,800	27,385	61,378	31,350
Interest Expense Payable	—	—	—	—	—	—
Variation Margin Payable	—	—	—	—	—	—
Net Unrealized Depreciation on Swaps	—	—	—	—	—	—
Total Liabilities	3,719,973	5,148,473	221,186	253,784	79,306	2,360,126
Commitments and Contingencies (See Note 2)
Net Assets	$576,693,761	$225,219,072	$46,293,891	$15,162,924	$9,700,355	$139,045,048

NET ASSETS CONSIST OF:
Paid-in Capital	$556,827,733	$225,011,763	$50,867,932	$16,438,442	$10,327,471	$144,258,587
Undistributed (Accumulated) Net Investment Income (Loss)	(539,427)	(1,620)	90,117	1,956	3,494	116,818
Accumulated Net Realized Gain (Loss) on Investments	2,716,508	(303,641)	(14,048,997)	(1,593,193)	(80,885)	(2,447,455)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	17,688,947	508,595	(298,462)	(457,999)	(544,103)	(2,882,902)
Investments in Affiliated Mutual Funds	—	—	(76,544)	—	—	—
Short Term Investments	—	3,975	—	9	—	—
Foreign Currency	—	—	(14,468)	—	(2,728)	—
Forwards	—	—	1,594,495	—	—	—
Futures	—	—	—	—	—	—
Swaps	—	—	8,179,818	773,709	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	(2,894)	—
Total Distributable Earnings (Loss) (See Note 6)	19,866,028	207,309	(4,574,041)	(1,275,518)	(627,116)	(5,213,539)
Net Assets	$576,693,761	$225,219,072	$46,293,891	$15,162,924	$9,700,355	$139,045,048

*Identified Cost:
Investments in Unaffiliated Securities	$523,638,091	$142,948,327	$31,652,419	$13,918,464	$9,603,481	$128,962,078
Investments in Affiliated Mutual Funds	—	—	2,429,714	—	—	—
Short Term Investments	36,130,488	81,562,342	2,317,314	1,051,123	317,810	14,512,081
Foreign Currency	—	—	580,476	—	188,175	—

Class I (unlimited shares authorized):
Net Assets	$566,994,292	$222,612,773	$40,292,431	$13,526,633	$9,604,070	$136,369,171
Shares Outstanding	54,212,301	22,143,606	3,159,036	1,182,583	1,024,316	14,693,650
Net Asset Value, Offering and Redemption Price per Share	$10.46	$10.05	$12.75	$11.44	$9.38	$9.28

Class N (unlimited shares authorized):
Net Assets	$9,699,469	$2,606,299	$6,001,460	$1,636,291	$96,285	$2,675,877
Shares Outstanding	927,374	258,878	470,397	142,702	10,271	287,805
Net Asset Value, Offering and Redemption Price per Share	$10.46	$10.07	$12.76	$11.47	$9.37	$9.30

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	109

Statements of Assets and Liabilities (Cont.)

DoubleLine Multi-Asset Trend Fund (Consolidated)

ASSETS
Investments in Unaffiliated Securities, at Value *	$2,398,687
Investments in Affiliated Mutual Funds, at Value *	7,975,449
Short Term Investments, at Value *	363,987
Foreign Currency, at Value *	—
Interest and Dividends Receivable	17,698
Receivable for Fund Shares Sold	5,200
Receivable for Investments Sold	—
Prepaid Expenses and Other Assets	552
Cash	—
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—
Net Unrealized Appreciation on Swaps	—
Deposit at Broker for Futures	—
Variation Margin Receivable	—
Due from Advisor (See Note 3)	97,959
Total Assets	10,859,532

LIABILITIES
Payable for Investments Purchased	—
Payable for Fund Shares Redeemed	—
Distribution Payable	146
Investment Advisory Fees Payable	—
Sub-Transfer Agent Expenses Payable	90
Distribution Fees Payable	24
Administration, Fund Accounting and Custodian Fees Payable	3,103
Accrued Expenses	37,166
Transfer Agent Expenses Payable	807
Trustees Fees Payable (See Note 8)	—
Professional Fees Payable	30,082
Interest Expense Payable	—
Variation Margin Payable	—
Net Unrealized Depreciation on Swaps	110,629
Total Liabilities	182,047
Commitments and Contingencies (See Note 2)
Net Assets	$10,677,485

NET ASSETS CONSIST OF:
Paid-in Capital	$10,813,663
Undistributed (Accumulated) Net Investment Income (Loss)	(60)
Accumulated Net Realized Gain (Loss) on Investments	—
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(938)
Investments in Affiliated Mutual Funds	(24,551)
Short Term Investments	—
Foreign Currency	—
Forwards	—
Futures	—
Swaps	(110,629)
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—
Total Distributable Earnings (Loss) (See Note 6)	(136,178)
Net Assets	$10,677,485

*Identified Cost:
Investments in Unaffiliated Securities	$2,399,625
Investments in Affiliated Mutual Funds	8,000,000
Short Term Investments	363,987
Foreign Currency	—

Class I (unlimited shares authorized):
Net Assets	$10,547,250
Shares Outstanding	1,068,497
Net Asset Value, Offering and Redemption Price per Share	$9.87

Class N (unlimited shares authorized):
Net Assets	$130,235
Shares Outstanding	13,194
Net Asset Value, Offering and Redemption Price per Share	$9.87

Class A (unlimited shares authorized):
Net Assets	$—
Shares Outstanding	—
Net Asset Value, Offering Price per Share	$—
Net Asset Value, Redemption Price per Share	$—

Class R6 (unlimited shares authorized):
Net Assets	$—
Shares Outstanding	—
Net Asset Value, Offering and Redemption Price per Share	$—

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Operations	For the Year Ended March 31, 2021

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$1,759,558,135	$360,385,298	$40,892,522	$876,818	$164,699,113	$8,650,066
Dividends from Affiliated Mutual Funds	692,343	15,681,677	—	237,998	1,040,088	—
Dividends from Unaffiliated Securities	—	2,518,784	28,297	7,093	11,098	28,312
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	1,760,250,478	378,585,759	40,920,819	1,121,909	165,750,299	8,678,378
Expenses:
Investment Advisory Fees	204,845,290	46,596,111	6,189,192	306,925	23,417,093	981,487
Sub-Transfer Agent Expenses - Class I	24,244,740	3,425,114	519,367	11,019	1,743,507	22,975
Sub-Transfer Agent Expenses - Class N	3,216,827	183,998	45,258	—	410,008	4,523
Sub-Transfer Agent Expenses - Class A	—	—	—	1,520	—	—
Distribution Fees - Class N	14,628,714	1,473,688	162,824	—	3,184,707	71,353
Distribution Fees - Class A	—	—	—	15,114	—	—
Administration, Fund Accounting and Custodian Fees	6,674,501	1,885,704	156,747	32,601	1,081,495	130,369
Transfer Agent Expenses	4,909,895	1,126,269	90,871	2,968	645,251	18,060
Shareholder Reporting Expenses	1,664,297	298,267	64,064	—	230,322	10,491
Professional Fees	1,612,004	529,851	133,495	104,929	298,298	68,261
Miscellaneous Expenses	1,160,606	240,499	24,146	21,864	68,433	7,591
Registration Fees	719,551	145,085	116,130	51,217	176,976	55,324
Trustees Fees	559,796	122,923	12,080	703	79,363	1,029
Insurance Expenses	504,390	118,027	13,159	2,201	75,381	7,723
Interest Expense	—	—	13,934	—	—	105,511
Total Expenses	264,740,611	56,145,536	7,541,267	551,061	31,410,834	1,484,697
Less: Investment Advisory Fees (Waived)	(139,837)	(6,332,041)	—	(34,170)	(218,968)	—
Less: Other Fees (Reimbursed)/Recouped	—	—	—	(163,391)	—	—
Net Expenses	264,600,774	49,813,495	7,541,267	353,500	31,191,866	1,484,697

Net Investment Income (Loss)	1,495,649,704	328,772,264	33,379,552	768,409	134,558,433	7,193,681

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	268,968,080	132,279,258	(13,379,782)	(725,465)	17,130,298	(6,308,007)

Investments in Affiliated Mutual Funds	(9,601,302)	2,958,174	—	(6,487)	(100,000)	—

Foreign Currency	—	91	(119)	—	(47)	—

Forwards	—	—	—	—	—	—

Futures	95,215,506	—	—	4,066,379	—	—

Swaps	—	—	—	514,672	—	—

Capital Gain Distributions from Investment Companies	—	11,634,000	2	2,927	15	1

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	(138,583,997)	266,811,221	167,023,637	1,523,987	297,137,041	28,928,530

Investments in Affiliated Mutual Funds	13,434,828	39,096,664	—	501,180	3,200,000	—

Short Term Investments	(11,842)	(33,964)	—	(18,957)	4,727	—

Foreign Currency	—	—	—	—	—	—

Forwards	—	—	—	—	—	—

Futures	(100,579,104)	—	—	(992,304)	—	—

Swaps	—	—	—	3,108,995	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	128,842,169	452,745,444	153,643,738	7,974,927	317,372,034	22,620,524

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,624,491,873	$781,517,708	$187,023,290	$8,743,336	$451,930,467	$29,814,205

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	111

Statements of Operations (Cont.)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

INVESTMENT INCOME
Income:
Interest	$1,164,945,252	$50,143,068	$6,601,005	$1,022,245	$638,170	$10,384,293
Dividends from Affiliated Mutual Funds	904,719	—	—	—	—	—
Dividends from Unaffiliated Securities	229	1,896	2,636	1	2	7
Non-Cash Interest	—	—	—	1,934,026	—	—
Total Investment Income	165,850,200	50,144,964	6,603,641	2,956,272	638,172	10,384,300
Expenses:
Investment Advisory Fees	33,895,646	7,002,229	1,180,624	350,120	1,285,366	4,931,043
Sub-Transfer Agent Expenses - Class I	3,735,429	521,084	139,306	27,422	75,552	5,818
Sub-Transfer Agent Expenses - Class N	490,881	105,368	16,625	4,946	15,188	11
Sub-Transfer Agent Expenses - Class A	—	—	—	—	—	—
Distribution Fees - Class N	2,172,379	472,645	62,872	36,671	57,776	4,279
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	1,301,236	439,755	60,565	20,380	21,596	241,213
Transfer Agent Expenses	723,423	108,887	21,734	8,854	18,140	90,563
Shareholder Reporting Expenses	354,017	64,072	25,084	4,864	31,330	15,672
Professional Fees	323,565	112,976	59,803	52,037	79,295	71,232
Miscellaneous Expenses	69,159	19,737	14,939	5,681	30,949	19,063
Registration Fees	198,939	140,643	39,588	49,011	69,329	43,952
Trustees Fees	83,752	12,583	2,504	1,110	2,956	14,530
Insurance Expenses	67,381	15,373	3,459	2,120	3,954	14,236
Interest Expense	—	—	—	—	—	—
Total Expenses	43,415,807	9,015,352	1,627,103	563,216	1,691,431	5,451,612
Less: Investment Advisory Fees (Waived)	(299,172)	(343,811)	—	—	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	(171,094)	(31,892)	(63,423)	—
Net Expenses	43,116,635	8,671,541	1,456,009	531,324	1,628,008	5,451,612

Net Investment Income (Loss)	122,733,565	41,473,423	5,147,632	2,424,948	(989,836)	4,932,688

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	10,627,694	(7,875,854)	1,240,852	4,333,010	100,395	23,590,645

Investments in Affiliated Mutual Funds	—	1,011,167	—	—	—	—

Foreign Currency	—	(3)	(4)	—	—	(329,637)

Forwards	—	—	—	—	—	(5,780,627)

Futures	—	—	—	(4,306,600)	—	—

Swaps	895,486,306	—	—	—	26,319,493	—

Capital Gain Distributions from Investment Companies	90	785,647	2	1	—	3

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	348,988,057	162,187,137	11,098,551	(10,310,669)	—	6,089,769

Investments in Affiliated Mutual Funds	4,774,926	1,191,187	—	—	—	—

Short Term Investments	11,233	—	—	651	(506,688)	156

Foreign Currency	—	—	—	—	—	543,508

Forwards	—	—	—	—	—	580,967

Futures	—	—	—	(3,027,052)	—	—

Swaps	2,424,556,608	—	—	—	20,681,749	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	437,933
Net Realized and Unrealized Gain (Loss) on Investments	3,684,444,914	157,299,281	12,339,401	(13,310,659)	46,594,949	25,132,717

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,807,178,479	$198,772,704	$17,487,033	$(10,885,711)	$45,605,113	$30,065,405

112	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

For the Year Ended March 31, 2021

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund

INVESTMENT INCOME
Income:
Interest	$19,606,997	$1,667,050	$1,064,492	$2,023,814	$389,524	$4,104,940
Dividends from Affiliated Mutual Funds	—	—	86,730	—	—	—
Dividends from Unaffiliated Securities	8	—	2	1	—	2
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	19,607,005	1,667,050	1,151,224	2,023,815	389,524	4,104,942
Expenses:
Investment Advisory Fees	2,896,449	353,452	219,522	408,062	72,811	435,296
Sub-Transfer Agent Expenses - Class I	54,191	24,162	33,557	550	50	5,993
Sub-Transfer Agent Expenses - Class N	932	306	14,192	24	—	146
Sub-Transfer Agent Expenses - Class A	—	—	—	—	—	—
Distribution Fees - Class N	24,523	7,466	30,217	9,000	242	5,032
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	116,557	50,737	51,370	98,483	12,080	29,165
Transfer Agent Expenses	53,288	21,666	4,037	10,321	893	8,016
Shareholder Reporting Expenses	8,016	5,436	6,127	4,425	16,349	20,604
Professional Fees	58,441	57,212	30,509	45,706	79,429	93,159
Miscellaneous Expenses	10,230	10,149	8,675	5,101	57,001	4,455
Registration Fees	50,337	47,052	40,566	18,934	10,110	45,498
Trustees Fees	4,586	2,972	170	326	6	783
Insurance Expenses	7,047	4,350	1,425	2,342	651	1,941
Interest Expense	—	—	—	—	—	—
Total Expenses	3,284,597	584,960	440,367	603,274	249,622	650,088
Less: Investment Advisory Fees (Waived)	—	—	(11,594)	—	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	(124,784)	(23,048)	(161,999)	(79,680)
Net Expenses	3,284,597	584,960	303,989	580,226	87,623	570,408

Net Investment Income (Loss)	16,322,408	1,082,090	847,235	1,443,589	301,901	3,534,534

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	6,296,488	96,576	352,337	(300,105)	(92,895)	(1,060,458)

Investments in Affiliated Mutual Funds	—	—	(52,530)	—	—	—

Foreign Currency	—	—	38,169	—	(9,991)	—

Forwards	—	—	(95,238)	—	—	—

Futures	—	—	—	—	—	—

Swaps	—	—	474,919	(50,542)	—	—

Capital Gain Distributions from Investment Companies	3	—	1	—	—	1

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	43,861,165	5,650,236	1,545,427	4,467,259	709,553	12,403,045

Investments in Affiliated Mutual Funds	—	—	333,767	—	—	—

Short Term Investments	—	(24,667)	—	9	—	—

Foreign Currency	—	—	(12,239)	—	(1,515)	—

Forwards	—	—	2,653,244	—	—	—

Futures	—	—	—	—	—	—

Swaps	—	—	15,823,290	18,116,998	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	12,407	—
Net Realized and Unrealized Gain (Loss) on Investments	50,157,656	5,722,145	21,061,147	22,233,619	617,559	11,342,588

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$66,480,064	$6,804,235	$21,908,382	$23,677,208	$919,460	$14,877,122

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	113

Statements of Operations (Cont.)

DoubleLine Multi-Asset Trend Fund(a) (Consolidated)

INVESTMENT INCOME
Income:
Interest	$260
Dividends from Affiliated Mutual Funds	17,430
Dividends from Unaffiliated Securities	—
Non-Cash Interest	—
Total Investment Income	17,690
Expenses:
Investment Advisory Fees	4,510
Sub-Transfer Agent Expenses - Class I	89
Sub-Transfer Agent Expenses - Class N	1
Sub-Transfer Agent Expenses - Class A	—
Distribution Fees - Class N	24
Distribution Fees - Class A	—
Administration, Fund Accounting and Custodian Fees	3,103
Transfer Agent Expenses	807
Shareholder Reporting Expenses	35,000
Professional Fees	53,417
Miscellaneous Expenses	4,848
Registration Fees	3,798
Trustees Fees	—
Insurance Expenses	—
Interest Expense	—
Total Expenses	105,597
Less: Investment Advisory Fees (Waived)	(2,780)
Less: Other Fees (Reimbursed)/Recouped	(99,689)
Net Expenses	3,128

Net Investment Income (Loss)	14,562

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	—

Investments in Affiliated Mutual Funds	—

Foreign Currency	—

Forwards	—

Futures	—

Swaps	—

Capital Gain Distributions from Investment Companies	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	(938)

Investments in Affiliated Mutual Funds	(24,551)

Short Term Investments	—

Foreign Currency	—

Forwards	—

Futures	—

Swaps	(110,629)
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—
Net Realized and Unrealized Gain (Loss) on Investments	(136,118)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(121,556)

(a)	Commenced operations on February 26, 2021.

114	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$1,495,649,704	$1,753,261,525	$328,772,264	$ 407,859,053
Net Realized Gain (Loss) on Investments	354,582,284	51,717,711	146,871,523	27,811,537
Net Change in Unrealized Appreciation (Depreciation) on Investments	(225,740,115)	(292,358,501)	305,873,921	(267,941,818)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,624,491,873	1,512,620,735	781,517,708	167,728,772

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(1,440,714,673)	(1,682,833,349)	(340,227,253)	(390,047,338)
Class N	(175,246,703)	(236,162,405)	(16,648,222)	(25,423,762)
Class R6	(42,593,822)	(292,522)	(2,469,637)	(1,420,636)

Total Distributions to Shareholders	(1,658,555,198)	(1,919,288,276)	(359,345,112)	(416,891,736)

NET SHARE TRANSACTIONS
Class I	(1,720,587,817)	1,305,860,834	(345,983,150)	282,562,989
Class N	(1,330,244,161)	(239,768,302)	(186,475,052)	(120,931,455)
Class R6	2,063,289,956	68,552,428	(12,542,152)	118,545,100
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(987,542,022)	1,134,644,960	(545,000,354)	280,176,634

Total Increase (Decrease) in Net Assets	$(1,021,605,347)	$727,977,419	$(122,827,758)	$31,013,670

NET ASSETS
Beginning of Year	$51,241,922,853	$50,513,945,434	$11,544,290,581	$11,513,276,911
End of Year	$50,220,317,506	$51,241,922,853	$11,421,462,823	$11,544,290,581

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	115

Statements of Changes in Net Assets (Cont.)

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$33,379,552	$56,232,017	$768,409	$3,092,497
Net Realized Gain (Loss) on Investments	(13,379,899)	(22,660,421)	3,852,026	(5,574,508)
Net Change in Unrealized Appreciation (Depreciation) on Investments	167,023,637	(150,268,656)	4,122,901	(830,704)
Net Increase (Decrease) in Net Assets Resulting from Operations	187,023,290	(116,697,060)	8,743,336	(3,312,715)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(32,468,237)	(48,344,890)	(1,020,812)	(997,428)
Class N	(2,536,995)	(7,355,562)	—	—
Class A	—	—	(41,574)	(2,631,764)

Total Distributions to Shareholders	(35,005,232)	(55,700,452)	(1,062,386)	(3,629,192)

NET SHARE TRANSACTIONS
Class I	(91,895,291)	(39,817,950)	4,256,392	(24,124,621)
Class N	(93,646,488)	(16,878,662)	—	—
Class A	—	—	(20,174,214)	(154,741,437)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(185,541,779)	(56,696,612)	(15,917,822)	(178,866,058)

Total Increase (Decrease) in Net Assets	$(33,523,721)	$(229,094,124)	$(8,236,872)	$(185,807,965)

NET ASSETS
Beginning of Year	$878,374,486	$1,107,468,610	$36,286,436	$222,094,401
End of Year	$844,850,765	$878,374,486	$28,049,564	$36,286,436

116	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$134,558,433	$226,409,782	$7,193,681	$16,018,707
Net Realized Gain (Loss) on Investments	17,030,266	(36,119,310)	(6,308,006)	(14,708,861)
Net Change in Unrealized Appreciation (Depreciation) on Investments	300,341,768	(328,352,331)	28,928,530	(19,712,795)
Net Increase (Decrease) in Net Assets Resulting from Operations	451,930,467	(138,061,859)	29,814,205	(18,402,949)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(114,741,261)	(184,148,149)	(6,263,887)	(12,290,737)
Class N	(23,679,320)	(45,083,925)	(940,041)	(4,099,480)
Class R6	(106,981)	(2,785)	—	—

Total Distributions to Shareholders	(138,527,562)	(229,234,859)	(7,203,928)	(16,390,217)

NET SHARE TRANSACTIONS
Class I	146,121,645	131,553,599	71,421,709	(180,591,747)
Class N	(355,215,427)	79,520,857	(37,788,376)	(56,514,141)
Class R6	8,277,475	374,370	—	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(200,816,307)	211,448,826	33,633,333	(237,105,888)

Total Increase (Decrease) in Net Assets	$112,586,598	$(155,847,892)	$56,243,610	$(271,899,054)

NET ASSETS
Beginning of Year	$6,780,480,569	$6,936,328,461	$202,537,272	$474,436,326
End of Year	$6,893,067,167	$6,780,480,569	$258,780,882	$202,537,272

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	117

Statements of Changes in Net Assets (Cont.)

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$122,733,565	$195,543,473	$41,473,423	$58,208,844
Net Realized Gain (Loss) on Investments	906,114,090	(2,696,458)	(6,079,043)	(24,244,752)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,778,330,824	(1,647,443,481)	163,378,324	(166,601,720)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,807,178,479	(1,454,596,466)	198,772,704	(132,637,628)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(118,180,565)	(321,927,614)	(38,100,486)	(50,225,540)
Class N	(13,212,120)	(77,510,294)	(6,924,235)	(10,505,272)
Class R6	(36,655)	(5,500)	(6,478)	(2,816)

Total Distributions to Shareholders	(131,429,340)	(399,443,408)	(45,031,199)	(60,733,628)

NET SHARE TRANSACTIONS
Class I	365,996,650	1,544,162,763	88,249,395	(59,045,455)
Class N	(1,046,816,736)	376,943,027	(104,435,439)	61,169,389
Class R6	11,487,154	168,109	658,976	102,816
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(669,332,932)	1,921,273,899	(15,527,068)	2,226,750

Total Increase (Decrease) in Net Assets	$3,006,416,207	$67,234,025	$138,214,437	$(191,144,506)

NET ASSETS
Beginning of Year	$5,880,695,440	$5,813,461,415	$1,104,714,920	$1,295,859,426
End of Year	$8,887,111,647	$5,880,695,440	$1,242,929,357	$1,104,714,920

118	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Low Duration Emerging Markets Fixed Income Fund		DoubleLine Long Duration Total Return Bond Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$5,147,632	$7,267,964	$2,424,948	$2,316,624
Net Realized Gain (Loss) on Investments	1,240,850	2,432,792	26,411	5,648,660
Net Change in Unrealized Appreciation (Depreciation) on Investments	11,098,551	(10,875,258)	(13,337,070)	12,609,083
Net Increase (Decrease) in Net Assets Resulting from Operations	17,487,033	(1,174,502)	(10,885,711)	20,574,367

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(5,017,973)	(8,136,505)	(7,320,270)	(3,720,836)
Class N	(540,822)	(732,838)	(1,330,435)	(695,919)

Total Distributions to Shareholders	(5,558,795)	(8,869,343)	(8,650,705)	(4,416,755)

NET SHARE TRANSACTIONS
Class I	24,261,537	(7,593,692)	371,241	7,846,582
Class N	7,752,072	(6,370,488)	(6,027,445)	3,147,441
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	32,013,609	(13,964,180)	(5,656,204)	10,994,023

Total Increase (Decrease) in Net Assets	$43,941,847	$(24,008,025)	$(25,192,620)	$27,151,635

NET ASSETS
Beginning of Year	$197,651,597	$221,659,622	$107,693,795	$80,542,160
End of Year	$241,593,444	$197,651,597	$82,501,175	$107,693,795

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	119

Statements of Changes in Net Assets (Cont.)

	DoubleLine Strategic Commodity Fund (Consolidated)		DoubleLine Global Bond Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$(989,836)	$4,055,083	$4,932,688	$15,959,289
Net Realized Gain (Loss) on Investments	26,419,888	(89,915,779)	17,480,384	(4,750,099)
Net Change in Unrealized Appreciation (Depreciation) on Investments	20,175,061	(27,070,082)	7,652,333	(7,684,460)
Net Increase (Decrease) in Net Assets Resulting from Operations	45,605,113	(112,930,778)	30,065,405	3,524,730

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	—	(3,449,253)	(13,551,067)	(13,232,198)
Class N	—	(354,426)	(14,995)	(60,110)

Total Distributions to Shareholders	—	(3,803,679)	(13,566,062)	(13,292,308)

NET SHARE TRANSACTIONS
Class I	(3,500,104)	(225,152,334)	(446,469,475)	173,886,471
Class N	(12,494,154)	(26,163,834)	(1,657,296)	(14,557,603)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(15,994,258)	(251,316,168)	(448,126,771)	159,328,868

Total Increase (Decrease) in Net Assets	$29,610,855	$(368,050,625)	$(431,627,428)	$149,561,290

NET ASSETS
Beginning of Year	$142,159,340	$510,209,965	$1,219,506,847	$1,069,945,557
End of Year	$171,770,195	$142,159,340	$787,879,419	$1,219,506,847

120	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Infrastructure Income Fund		DoubleLine Ultra Short Bond Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$16,322,408	$17,413,516	$1,082,090	$6,477,174
Net Realized Gain (Loss) on Investments	6,296,491	(510,106)	96,576	(374,682)
Net Change in Unrealized Appreciation (Depreciation) on Investments	43,861,165	(29,049,988)	5,625,569	(5,061,714)
Net Increase (Decrease) in Net Assets Resulting from Operations	66,480,064	(12,146,578)	6,804,235	1,040,778

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(17,071,218)	(17,600,022)	(1,061,264)	(6,503,652)
Class N	(265,623)	(165,333)	(6,331)	(71,361)

Total Distributions to Shareholders	(17,336,841)	(17,765,355)	(1,067,595)	(6,575,013)

NET SHARE TRANSACTIONS
Class I	15,628,196	(3,405,063)	(15,209,968)	2,558,721
Class N	(1,007,397)	7,953,615	(259,034)	332,444
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	14,620,799	4,548,552	(15,469,002)	2,891,165

Total Increase (Decrease) in Net Assets	$63,764,022	$(25,363,381)	$(9,732,362)	$(2,643,070)

NET ASSETS
Beginning of Year	$512,929,739	$538,293,120	$234,951,434	$237,594,504
End of Year	$576,693,761	$512,929,739	$225,219,072	$234,951,434

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	121

Statements of Changes in Net Assets (Cont.)

	DoubleLine Shiller Enhanced International CAPE®		DoubleLine Colony Real Estate and Income Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$847,235	$1,719,992	$1,443,589	$3,119,147
Net Realized Gain (Loss) on Investments	717,658	(1,693,306)	(350,647)	(237,300)
Net Change in Unrealized Appreciation (Depreciation) on Investments	20,343,489	(12,576,539)	22,584,266	(34,200,114)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,908,382	(12,549,853)	23,677,208	(31,318,267)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(660,125)	(1,204,028)	(1,540,798)	(4,459,765)
Class N	(222,248)	(498,498)	(56,918)	(168,896)

Total Distributions to Shareholders	(882,373)	(1,702,526)	(1,597,716)	(4,628,661)

NET SHARE TRANSACTIONS
Class I	(1,883,300)	(4,716,661)	(101,849,392)	7,642,413
Class N	(13,415,557)	(3,037,887)	(3,165,022)	853,952
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(15,298,857)	(7,754,548)	(105,014,414)	8,496,365

Total Increase (Decrease) in Net Assets	$5,727,152	$(22,006,927)	$(82,934,922)	$(27,450,563)

NET ASSETS
Beginning of Year	$40,566,739	$62,573,666	$98,097,846	$125,548,409
End of Year	$46,293,891	$40,566,739	$15,162,924	$98,097,846

122	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Emerging Markets Local Currency Bond Fund		DoubleLine Income Fund
	Year Ended March 31, 2021	Period Ended March 31, 2020[1]	Year Ended March 31, 2021	Period Ended March 31, 2020[2]

OPERATIONS
Net Investment Income (Loss)	$301,901	$253,879	$3,534,534	$1,970,211
Net Realized Gain (Loss) on Investments	(102,886)	(232,714)	(1,060,457)	(1,181,804)
Net Change in Unrealized Appreciation (Depreciation) on Investments	720,445	(1,270,170)	12,043,045	(15,285,947)
Net Increase (Decrease) in Net Assets Resulting from Operations	919,460	(1,249,005)	14,877,122	(14,497,540)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(176,174)	(118,826)	(3,282,200)	(2,221,928)
Class N	(1,555)	(1,016)	(74,600)	(14,393)

Total Distributions to Shareholders	(177,729)	(119,842)	(3,356,800)	(2,236,321)

NET SHARE TRANSACTIONS
Class I	206,074	10,018,826	55,541,600	86,164,537
Class N	1,555	101,016	1,810,786	741,664
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	207,629	10,119,842	57,352,386	86,906,201

Total Increase (Decrease) in Net Assets	$949,360	$8,750,995	$68,872,708	$70,172,340

NET ASSETS
Beginning of Year	$8,750,995	$—	$70,172,340	$—
End of Period	$9,700,355	$8,750,995	$139,045,048	$70,172,340

[1]	Commenced operations on June 28, 2019
[2]	Commenced operations on September 3, 2019

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	123

Statements of Changes in Net Assets (Cont.)

DoubleLine Multi-Asset Trend Fund (Consolidated)
Period Ended March 31, 2021(a)

OPERATIONS
Net Investment Income (Loss)	$14,562
Net Realized Gain (Loss) on Investments	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(136,118)
Net Increase (Decrease) in Net Assets Resulting from Operations	(121,556)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(15,540)
Class N	(165)

Total Distributions to Shareholders	(15,705)

NET SHARE TRANSACTIONS
Class I	10,682,881
Class N	131,865
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	10,814,746

Total Increase (Decrease) in Net Assets	$10,677,485

NET ASSETS
Beginning of Period	$—
End of Period	$10,677,485

(a)	Commenced operations on February 26, 2021.

124	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Total Return Bond Fund - Class I:
3/31/2021		$10.46	0.31	0.04	0.35	(0.35)	—	(0.35)	$10.46	3.32%	$42,909,929	0.49%	0.49%	0.49%	2.95%
3/31/2020		$10.53	0.34	(0.03)	0.31	(0.38)	—	(0.38)	$10.46	2.97%	$44,623,760	0.49%	0.48%	0.48%	3.28%
3/31/2019		$10.48	0.36	0.08	0.44	(0.39)	—	(0.39)	$10.53	4.31%	$43,682,910	0.48%	0.48%	0.48%	3.39%
3/31/2018		$10.63	0.32	(0.09)	0.23	(0.38)	—	(0.38)	$10.48	2.19%	$42,992,354	0.47%	0.47%	0.47%	3.04%
3/31/2017		$10.87	0.27	(0.11)	0.16	(0.40)	—	(0.40)	$10.63	1.46%	$44,379,730	0.47%	0.47%	0.47%	2.45%

DoubleLine Total Return Bond Fund - Class N:
3/31/2021		$10.46	0.29	0.03	0.32	(0.32)	—	(0.32)	$10.46	3.06%	$5,239,001	0.74%	0.74%	0.74%	2.70%
3/31/2020		$10.53	0.32	(0.03)	0.29	(0.36)	—	(0.36)	$10.46	2.71%	$6,552,760	0.73%	0.73%	0.73%	3.03%
3/31/2019		$10.48	0.33	0.08	0.41	(0.36)	—	(0.36)	$10.53	4.05%	$6,831,035	0.73%	0.73%	0.73%	3.14%
3/31/2018		$10.63	0.30	(0.09)	0.21	(0.36)	—	(0.36)	$10.48	1.93%	$8,427,611	0.72%	0.72%	0.72%	2.79%
3/31/2017		$10.87	0.24	(0.11)	0.13	(0.37)	—	(0.37)	$10.63	1.21%	$9,974,264	0.72%	0.72%	0.72%	2.20%

DoubleLine Total Return Bond Fund - Class R6:
3/31/2021		$10.46	0.31	0.05	0.36	(0.36)	—	(0.36)	$10.46	3.38%	$2,071,388	0.44%	0.44%	0.44%	2.89%
3/31/2020	(b)	$10.66	0.24	(0.18)	0.06	(0.26)	—	(0.26)	$10.46	0.52%	$65,403	0.45%	0.45%	0.45%	3.33%

											For the Year or Period Ended
											3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(c)											91%	31%	28%	22%	22%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c) Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Core Fixed Income Fund - Class I:
3/31/2021		$10.62	0.32	0.42	0.74	(0.33)	(0.02)	(0.35)	$11.01	6.94%	$10,772,238	0.47%	0.42%	0.42%	2.83%
3/31/2020		$10.83	0.36	(0.20)	0.16	(0.37)	—	(0.37)	$10.62	1.42%	$10,724,409	0.47%	0.41%	0.41%	3.30%
3/31/2019		$10.81	0.37	0.02	0.39	(0.37)	—	(0.37)	$10.83	3.71%	$10,672,087	0.47%	0.42%	0.42%	3.42%
3/31/2018		$10.86	0.31	(0.04)	0.27	(0.32)	—	(0.32)	$10.81	2.51%	$9,381,508	0.47%	0.42%	0.42%	2.86%
3/31/2017		$10.87	0.29	0.01	0.30	(0.31)	—	(0.31)	$10.86	2.80%	$7,034,665	0.47%	0.44%	0.44%	2.72%

DoubleLine Core Fixed Income Fund - Class N:
3/31/2021		$10.61	0.29	0.42	0.71	(0.30)	(0.02)	(0.32)	$11.00	6.67%	$544,493	0.72%	0.66%	0.66%	2.58%
3/31/2020		$10.82	0.34	(0.20)	0.14	(0.35)	—	(0.35)	$10.61	1.17%	$706,970	0.72%	0.66%	0.66%	3.05%
3/31/2019		$10.80	0.34	0.02	0.36	(0.34)	—	(0.34)	$10.82	3.45%	$841,190	0.72%	0.67%	0.67%	3.15%
3/31/2018		$10.85	0.29	(0.04)	0.25	(0.30)	—	(0.30)	$10.80	2.26%	$1,025,318	0.72%	0.67%	0.67%	2.61%
3/31/2017		$10.86	0.27	0.01	0.28	(0.29)	—	(0.29)	$10.85	2.54%	$1,074,854	0.72%	0.69%	0.69%	2.47%

DoubleLine Core Fixed Income Fund - Class R6:
3/31/2021		$10.62	0.32	0.42	0.74	(0.33)	(0.02)	(0.35)	$11.01	6.94%	$104,731	0.44%	0.38%	0.38%	2.88%
3/31/2020	(b)	$11.05	0.24	(0.42)	(0.18)	(0.25)	—	(0.25)	$10.62	(1.72)%	$112,911	0.45%	0.39%	0.39%	3.26%

											For the Year or Period Ended
											3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(c)											155%	43%	66%	77%	81%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than six months.

(c) Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	125

Financial Highlights (Cont.)

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Emerging Markets Fixed Income Fund - Class I:
3/31/2021	$8.83	0.41	1.75	2.16	(0.44)	—	(0.44)	$10.55	24.72%	$799,879	0.89%	0.89%	0.89%	4.06%
3/31/2020	$10.34	0.49	(1.51)	(1.02)	(0.49)	—	(0.49)	$8.83	(10.43)%	$755,648	0.90%	0.90%	0.90%	4.69%
3/31/2019	$10.42	0.41	(0.06)	0.35	(0.41)	(0.02)	(0.43)	$10.34	3.52%	$943,368	0.89%	0.89%	0.89%	3.99%
3/31/2018	$10.50	0.33	0.02	0.35	(0.34)	(0.09)	(0.43)	$10.42	3.30%	$937,978	0.88%	0.88%	0.88%	3.12%
3/31/2017	$9.68	0.45	0.81	1.26	(0.44)	—	(0.44)	$10.50	13.19%	$775,961	0.92%	0.92%	0.92%	4.28%

DoubleLine Emerging Markets Fixed Income Fund - Class N:
3/31/2021	$8.83	0.39	1.74	2.13	(0.41)	—	(0.41)	$10.55	24.38%	$44,972	1.14%	1.14%	1.14%	3.86%
3/31/2020	$10.34	0.47	(1.51)	(1.04)	(0.47)	—	(0.47)	$8.83	(10.68)%	$122,727	1.15%	1.15%	1.15%	4.46%
3/31/2019	$10.43	0.37	(0.06)	0.31	(0.38)	(0.02)	(0.40)	$10.34	3.16%	$164,101	1.14%	1.14%	1.14%	3.66%
3/31/2018	$10.50	0.31	0.02	0.33	(0.31)	(0.09)	(0.40)	$10.43	3.14%	$197,564	1.13%	1.13%	1.13%	2.93%
3/31/2017	$9.68	0.42	0.81	1.23	(0.41)	—	(0.41)	$10.50	12.91%	$231,087	1.17%	1.17%	1.17%	4.03%

										For the Year or Period Ended
										3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes										81%	37%	66%	78%	108%

(a) Calculated based on average shares outstanding during the period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Multi-Asset Growth Fund (Consolidated) - Class I:
3/31/2021	$7.77	0.22	2.01	2.23	(0.32)	—	(0.32)	$9.68	29.01%	$26,517	1.67%	1.57%	1.05%	2.40%
3/31/2020	$9.17	0.20	(1.30)	(1.10)	(0.30)	—	(0.30)	$7.77	(12.32)%	$16,739	1.22%	1.09%	1.00%	2.53%
3/31/2019	$9.43	0.24	(0.21)	0.03	(0.29)	—	(0.29)	$9.17	0.42%	$44,493	1.12%	1.00%	1.03%	2.58%
3/31/2018	$9.84	0.23	0.43	0.66	(0.27)	(0.80)	(1.07)	$9.43	6.80%	$63,651	1.12%	1.01%	1.02%	2.31%
3/31/2017	$8.85	0.18	1.09	1.27	(0.28)	—	(0.28)	$9.84	14.63%	$49,380	1.21%	1.10%	1.09%	1.87%

DoubleLine Multi-Asset Growth Fund (Consolidated) - Class A:
3/31/2021	$7.75	0.19	2.00	2.19	(0.24)	—	(0.24)	$9.70	28.47%	$1,533	1.85%	1.73%	1.30%	2.26%
3/31/2020	$9.13	0.20	(1.30)	(1.10)	(0.28)	—	(0.28)	$7.75	(12.42)%	$19,548	1.38%	1.27%	1.26%	2.13%
3/31/2019	$9.40	0.21	(0.21)	—	(0.27)	—	(0.27)	$9.13	0.07%	$177,602	1.37%	1.24%	1.28%	2.28%
3/31/2018	$9.81	0.21	0.43	0.64	(0.25)	(0.80)	(1.05)	$9.40	6.57%	$153,986	1.37%	1.26%	1.27%	2.08%
3/31/2017	$8.83	0.15	1.09	1.24	(0.26)	—	(0.26)	$9.81	14.27%	$119,435	1.46%	1.35%	1.34%	1.62%

										For the Year or Period Ended
										3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes										29%	13%	45%	83%	59%

(a) Calculated based on average shares outstanding during the period. (b) Total return does not include the effects of sales charges for Class A.

126	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Low Duration Bond Fund - Class I:
3/31/2021		$9.51	0.20	0.47	0.67	(0.21)	—	(0.21)	$9.97	7.08%	$5,689,932	0.42%	0.42%	0.42%	2.05%
3/31/2020		$9.97	0.30	(0.45)	(0.15)	(0.31)	—	(0.31)	$9.51	(1.59)%	$5,296,795	0.42%	0.41%	0.41%	3.05%
3/31/2019		$9.97	0.31	—	0.31	(0.31)	—	(0.31)	$9.97	3.13%	$5,455,532	0.42%	0.41%	0.41%	3.10%
3/31/2018		$10.04	0.22	(0.04)	0.18	(0.25)	—	(0.25)	$9.97	1.82%	$4,069,943	0.42%	0.41%	0.41%	2.26%
3/31/2017		$9.99	0.24	0.06	0.30	(0.25)	—	(0.25)	$10.04	2.99%	$2,756,498	0.43%	0.42%	0.42%	2.25%

DoubleLine Low Duration Bond Fund - Class N:
3/31/2021		$9.50	0.18	0.46	0.64	(0.18)	—	(0.18)	$9.96	6.82%	$1,194,295	0.67%	0.67%	0.67%	1.83%
3/31/2020		$9.96	0.28	(0.45)	(0.17)	(0.29)	—	(0.29)	$9.50	(1.84)%	$1,483,316	0.67%	0.66%	0.66%	2.80%
3/31/2019		$9.96	0.28	—	0.28	(0.28)	—	(0.28)	$9.96	2.87%	$1,480,796	0.67%	0.66%	0.66%	2.83%
3/31/2018		$10.03	0.20	(0.04)	0.16	(0.23)	—	(0.23)	$9.96	1.57%	$1,438,903	0.67%	0.66%	0.66%	1.99%
3/31/2017		$9.99	0.20	0.06	0.26	(0.22)	—	(0.22)	$10.03	2.64%	$1,540,448	0.68%	0.67%	0.67%	2.00%

DoubleLine Low Duration Bond Fund - Class R6:
3/31/2021		$9.51	0.20	0.47	0.67	(0.21)	—	(0.21)	$9.97	7.12%	$8,840	0.40%	0.39%	0.39%	2.05%
3/31/2020	(b)	$10.03	0.20	(0.52)	(0.32)	(0.20)	—	(0.20)	$9.51	(3.25)%	$369	0.39%	0.38%	0.38%	2.98%

											For the Year or Period Ended
											3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(c)											71%	60%	54%	62%	69%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c) Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Floating Rate Fund - Class I:
3/31/2021		$8.44	0.34	1.07	1.41	(0.34)	—	(0.34)	$9.51	16.95%	$240,442	0.72%	0.72%	0.72%	3.69%
3/31/2020		$9.65	0.47	(1.20)	(0.73)	(0.48)	—	(0.48)	$8.44	(7.99)%	$150,892	0.70%	0.70%	0.70%	4.84%
3/31/2019		$9.94	0.49	(0.28)	0.21	(0.50)	—	(0.50)	$9.65	2.15%	$358,062	0.64%	0.64%	0.64%	5.00%
3/31/2018		$9.90	0.41	0.02	0.43	(0.39)	—	(0.39)	$9.94	4.39%	$428,379	0.65%	0.65%	0.65%	3.98%
3/31/2017		$9.77	0.35	0.13	0.48	(0.35)	—	(0.35)	$9.90	4.99%	$297,060	0.68%	0.68%	0.68%	3.60%

DoubleLine Floating Rate Fund - Class N:
3/31/2021		$8.45	0.32	1.08	1.40	(0.32)	—	(0.32)	$9.53	16.73%	$18,339	0.98%	0.98%	0.98%	3.54%
3/31/2020		$9.67	0.44	(1.20)	(0.76)	(0.46)	—	(0.46)	$8.45	(8.32)%	$51,646	0.95%	0.95%	0.95%	4.59%
3/31/2019		$9.95	0.47	(0.28)	0.19	(0.47)	—	(0.47)	$9.67	1.99%	$116,374	0.88%	0.88%	0.88%	4.74%
3/31/2018		$9.92	0.37	0.02	0.39	(0.36)	—	(0.36)	$9.95	4.02%	$145,289	0.90%	0.90%	0.90%	3.71%
3/31/2017		$9.79	0.33	0.13	0.46	(0.33)	—	(0.33)	$9.92	4.73%	$130,944	0.93%	0.93%	0.93%	3.35%

											For the Year or Period Ended
											3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes											76%	58%	88%	77%	106%

(a) Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	127

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Shiller Enhanced CAPE® - Class I:
3/31/2021		$11.69	0.27	7.95	8.22	(0.29)	—	(0.29)	$19.62	70.87%	$8,169,623	0.55%	0.54%	0.54%	1.64%
3/31/2020		$14.81	0.42	(2.72)	(2.30)	(0.43)	(0.39)	(0.82)	$11.69	(16.78)%	$4,633,848	0.55%	0.54%	0.54%	2.70%
3/31/2019		$15.16	0.45	1.19	1.64	(0.46)	(1.53)	(1.99)	$14.81	11.78%	$4,577,386	0.56%	0.55%	0.55%	2.99%
3/31/2018		$14.76	0.35	1.46	1.81	(0.35)	(1.06)	(1.41)	$15.16	12.40%	$4,013,700	0.55%	0.54%	0.54%	2.17%
3/31/2017		$12.32	0.27	2.72	2.99	(0.28)	(0.27)	(0.55)	$14.76	24.75%	$2,432,725	0.55%	0.55%	0.60%	2.01%

DoubleLine Shiller Enhanced CAPE® - Class N:
3/31/2021		$11.68	0.24	7.93	8.17	(0.24)	—	(0.24)	$19.61	70.45%	$705,156	0.80%	0.79%	0.79%	1.56%
3/31/2020		$14.80	0.38	(2.72)	(2.34)	(0.39)	(0.39)	(0.78)	$11.68	(17.00)%	$1,246,723	0.80%	0.79%	0.79%	2.46%
3/31/2019		$15.14	0.42	1.19	1.61	(0.42)	(1.53)	(1.95)	$14.80	11.59%	$1,236,075	0.81%	0.80%	0.80%	2.75%
3/31/2018		$14.75	0.30	1.46	1.76	(0.31)	(1.06)	(1.37)	$15.14	12.06%	$1,042,563	0.80%	0.79%	0.79%	1.91%
3/31/2017		$12.31	0.24	2.72	2.96	(0.25)	(0.27)	(0.52)	$14.75	24.48%	$758,400	0.80%	0.80%	0.85%	1.76%

DoubleLine Shiller Enhanced CAPE® - Class R6:
3/31/2021		$11.70	0.27	7.95	8.22	(0.30)	—	(0.30)	$19.62	70.82%	$12,333	0.51%	0.51%	0.51%	1.47%
3/31/2020	(b)	$15.69	0.27	(3.59)	(3.32)	(0.28)	(0.39)	(0.67)	$11.70	(22.15)%	$124	0.49%	0.48%	0.48%	2.60%

											For the Year or Period Ended
											3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(c)											69%	62%	55%	60%	68%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c) Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Flexible Income Fund - Class I:
3/31/2021		$8.40	0.35	1.28	1.63	(0.38)	—	(0.38)	$9.65	19.59%	$1,086,763	0.76%	0.73%	0.73%	3.71%
3/31/2020		$9.65	0.39	(1.22)	(0.83)	(0.42)	—	(0.42)	$8.40	(9.06)%	$874,594	0.73%	0.69%	0.69%	4.12%
3/31/2019		$9.81	0.42	(0.14)	0.28	(0.44)	—	(0.44)	$9.65	2.95%	$1,088,368	0.74%	0.72%	0.72%	4.26%
3/31/2018		$9.82	0.35	0.03	0.38	(0.39)	—	(0.39)	$9.81	3.94%	$1,007,491	0.76%	0.74%	0.77%	3.61%
3/31/2017		$9.55	0.32	0.29	0.61	(0.34)	—	(0.34)	$9.82	6.48%	$593,153	0.80%	0.76%	0.76%	3.36%

DoubleLine Flexible Income Fund - Class N:
3/31/2021		$8.39	0.32	1.29	1.61	(0.35)	—	(0.35)	$9.65	19.43%	$155,408	1.01%	0.97%	0.97%	3.49%
3/31/2020		$9.64	0.37	(1.22)	(0.85)	(0.40)	—	(0.40)	$8.39	(9.30)%	$230,033	0.98%	0.94%	0.94%	3.83%
3/31/2019		$9.81	0.39	(0.14)	0.25	(0.42)	—	(0.42)	$9.64	2.59%	$207,491	0.99%	0.97%	0.97%	4.01%
3/31/2018		$9.82	0.33	0.03	0.36	(0.37)	—	(0.37)	$9.81	3.69%	$195,093	1.01%	0.99%	1.02%	3.36%
3/31/2017		$9.55	0.30	0.29	0.59	(0.32)	—	(0.32)	$9.82	6.23%	$147,095	1.05%	1.01%	1.01%	3.11%

DoubleLine Flexible Income Fund - Class R6:
3/31/2021		$8.40	0.32	1.32	1.64	(0.38)	—	(0.38)	$9.66	19.78%	$758	0.72%	0.70%	0.70%	3.42%
3/31/2020	(b)	$9.74	0.25	(1.32)	(1.07)	(0.27)	—	(0.27)	$8.40	(11.26)%	$89	0.68%	0.65%	0.65%	3.91%

											For the Year or Period Ended
											3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(c)											46%	41%	44%	41%	58%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

128	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class I:
3/31/2021	$9.36	0.22	0.56	0.78	(0.24)	—	(0.24)	$9.90	8.33%	$215,744	0.66%	0.66%	0.59%	2.21%
3/31/2020	$9.80	0.32	(0.36)	(0.04)	(0.32)	(0.08)	(0.40)	$9.36	(0.62)%	$180,730	0.63%	0.63%	0.59%	3.24%
3/31/2019	$9.70	0.28	0.12	0.40	(0.29)	(0.01)	(0.30)	$9.80	4.22%	$197,585	0.65%	0.65%	0.59%	3.02%
3/31/2018	$9.85	0.24	(0.11)	0.13	(0.26)	(0.02)	(0.28)	$9.70	1.37%	$142,174	0.89%	0.89%	0.59%	2.50%
3/31/2017	$9.59	0.29	0.27	0.56	(0.29)	(0.01)	(0.30)	$9.85	5.95%	$133,047	0.74%	0.74%	0.59%	3.03%

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class N:
3/31/2021	$9.38	0.19	0.55	0.74	(0.21)	—	(0.21)	$9.91	7.94%	$25,849	0.91%	0.91%	0.84%	1.95%
3/31/2020	$9.81	0.30	(0.36)	(0.06)	(0.29)	(0.08)	(0.37)	$9.38	(0.77)%	$16,922	0.88%	0.88%	0.84%	3.03%
3/31/2019	$9.71	0.25	0.12	0.37	(0.26)	(0.01)	(0.27)	$9.81	3.93%	$24,075	0.93%	0.93%	0.84%	2.54%
3/31/2018	$9.86	0.22	(0.11)	0.11	(0.24)	(0.02)	(0.26)	$9.71	1.10%	$57,856	1.14%	1.14%	0.84%	2.25%
3/31/2017	$9.60	0.27	0.27	0.54	(0.27)	(0.01)	(0.28)	$9.86	5.69%	$216,718	0.99%	0.99%	0.84%	2.78%

										For the Year or Period Ended
										3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes										72%	65%	42%	37%	61%

(a) Calculated based on average shares outstanding during the period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Long Duration Total Return Bond Fund - Class I:
3/31/2021	$11.75	0.29	(1.62)	(1.33)	(0.29)	(0.76)	(1.05)	$9.37	(12.24)%	$71,267	0.55%	0.55%	0.51%	2.56%
3/31/2020	$9.88	0.28	2.11	2.39	(0.27)	(0.25)	(0.52)	$11.75	24.85%	$87,469	0.68%	0.68%	0.65%	2.55%
3/31/2019	$9.73	0.29	0.16	0.45	(0.30)	—	(0.30)	$9.88	4.77%	$66,226	0.70%	0.70%	0.65%	3.15%
3/31/2018	$9.79	0.33	(0.06)	0.27	(0.33)	—	(0.33)	$9.73	2.74%	$55,357	0.81%	0.81%	0.65%	3.33%
3/31/2017	$10.40	0.32	(0.60)	(0.28)	(0.33)	—	(0.33)	$9.79	(2.82)%	$50,465	0.76%	0.76%	0.65%	3.13%

DoubleLine Long Duration Total Return Bond Fund - Class N:
3/31/2021	$11.74	0.26	(1.61)	(1.35)	(0.26)	(0.76)	(1.02)	$9.37	(12.38)%	$11,234	0.80%	0.80%	0.76%	2.29%
3/31/2020	$9.88	0.24	2.11	2.35	(0.24)	(0.25)	(0.49)	$11.74	24.44%	$20,225	0.93%	0.93%	0.90%	2.31%
3/31/2019	$9.72	0.27	0.16	0.43	(0.27)	—	(0.27)	$9.88	4.61%	$14,317	0.95%	0.95%	0.90%	2.90%
3/31/2018	$9.78	0.30	(0.06)	0.24	(0.30)	—	(0.30)	$9.72	2.48%	$11,016	1.06%	1.06%	0.90%	3.06%
3/31/2017	$10.39	0.29	(0.60)	(0.31)	(0.30)	—	(0.30)	$9.78	(3.08)%	$11,276	1.01%	1.01%	0.90%	2.79%

										For the Year or Period Ended
										3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes										89%	40%	25%	33%	94%

(a) Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	129

Financial Highlights (Cont.)

		Income (Loss) from Investment Operations:			Less Distributions:									Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain			Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Strategic Commodity Fund (Consolidated) - Class I:
3/31/2021	$6.91	(0.05)	2.75	2.70	—	—			—	$9.61		39.07%	$151,565	1.14%	1.14%	1.10%	(0.66)%
3/31/2020	$9.72	0.07	(2.78)	(2.71)	(0.10)	—			(0.10)	$6.91		(28.25)%	$116,739	1.09%	1.09%	1.10%	1.00%
3/31/2019	$10.11	0.12	(0.40)	(0.28)	(0.11)	—			(0.11)	$9.72		(2.59)%	$444,918	1.02%	1.02%	1.10%	1.14%
3/31/2018	$9.33	0.04	1.27	1.31	(0.53)	—	(b)		(0.53)	$10.11		14.03%	$213,752	1.16%	1.16%	1.10%	0.33%
3/31/2017	$8.69	(0.06)	0.75	0.69	(0.05)	—			(0.05)	$9.33		7.93%	$22,243	1.77%	1.77%	1.10%	(0.75)%

DoubleLine Strategic Commodity Fund (Consolidated) - Class N:
3/31/2021	$6.87	(0.07)	2.72	2.65	—	—			—	$9.52		38.57%	$20,205	1.39%	1.39%	1.34%	(0.88)%
3/31/2020	$9.65	0.07	(2.78)	(2.71)	(0.07)	—			(0.07)	$6.87		(28.28)%	$25,421	1.34%	1.34%	1.35%	0.75%
3/31/2019	$10.04	0.09	(0.40)	(0.31)	(0.08)	—			(0.08)	$9.65		(2.97)%	$65,292	1.27%	1.27%	1.35%	0.87%
3/31/2018	$9.28	0.01	1.27	1.28	(0.52)	—	(b)		(0.52)	$10.04		13.79%	$67,838	1.41%	1.41%	1.35%	0.09%
3/31/2017	$8.67	(0.09)	0.75	0.66	(0.05)	—			(0.05)	$9.28		7.55%	$6,540	2.23%	2.23%	1.35%	(1.00)%

													For the Year or Period Ended
													3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes											0%		0%	0%	0%	0%

(a) Calculated based on average shares outstanding during the period. (b) Less than $0.005 per share.

		Income (Loss) from Investment Operations:			Less Distributions:									Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Global Bond Fund - Class I:
3/31/2021	$10.21	0.05	0.12	0.17	—	(0.17)		—	(0.17)	$10.21		1.59%	$787,064	0.55%	0.55%	0.55%	0.50%
3/31/2020	$10.28	0.15	(0.10)	0.05	(0.12)	—	(b)	—	(0.12)	$10.21		0.43%	$1,217,100	0.55%	0.55%	0.55%	1.34%
3/31/2019	$10.71	0.12	(0.42)	(0.30)	(0.13)	—		—	(0.13)	$10.28		(2.80)%	$1,053,218	0.55%	0.55%	0.55%	1.22%
3/31/2018	$10.04	0.09	0.72	0.81	(0.14)	—		—	(0.14)	$10.71		7.96%	$663,208	0.56%	0.56%	0.56%	0.82%
3/31/2017	$10.49	0.05	(0.47)	(0.42)	(0.02)	—		(0.01)	(0.03)	$10.04		(4.00)%	$475,328	0.66%	0.66%	0.66%	0.52%

DoubleLine Global Bond Fund - Class N:
3/31/2021	$10.21	0.03	0.11	0.14	—	(0.17)		—	(0.17)	$10.18		1.30%	$815	0.80%	0.80%	0.80%	0.29%
3/31/2020	$10.26	0.12	(0.10)	0.02	(0.07)	—	(b)	—	(0.07)	$10.21		0.23%	$2,407	0.80%	0.80%	0.80%	1.13%
3/31/2019	$10.69	0.09	(0.42)	(0.33)	(0.10)	—		—	(0.10)	$10.26		(3.08)%	$16,728	0.80%	0.80%	0.80%	0.89%
3/31/2018	$10.02	0.06	0.72	0.78	(0.11)	—		—	(0.11)	$10.69		7.77%	$29,544	0.81%	0.81%	0.81%	0.57%
3/31/2017	$10.49	0.02	(0.47)	(0.45)	(0.01)	—		(0.01)	(0.02)	$10.02		(4.31)%	$24,058	0.91%	0.91%	0.91%	0.20%

													For the Year or Period Ended
													3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes											63%		21%	24%	16%	57%

(a) Calculated based on average shares outstanding during the period. (b) Less than $0.005 per share.

130	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Infrastructure Income Fund - Class I:
3/31/2021		$9.56	0.29	0.92	1.21	(0.31)	—		(0.31)	$10.46	12.73%	$566,994	0.56%	0.56%	0.56%	2.82%
3/31/2020		$10.11	0.33	(0.54)	(0.21)	(0.34)	—		(0.34)	$9.56	(2.32)%	$503,146	0.56%	0.56%	0.56%	3.19%
3/31/2019		$10.00	0.32	0.11	0.43	(0.32)	—	(e)	(0.32)	$10.11	4.47%	$535,621	0.58%	0.58%	0.58%	3.30%
3/31/2018		$10.07	0.30	(0.03)	0.27	(0.33)	(0.01)		(0.34)	$10.00	2.67%	$532,404	0.57%	0.57%	0.57%	3.18%
3/31/2017	(b)	$10.00	0.29	0.01	0.30	(0.23)	—	(e)	(0.23)	$10.07	3.11%	$392,117	0.77%	0.77%	0.64%	2.78%

DoubleLine Infrastructure Income Fund - Class N:
3/31/2021		$9.56	0.27	0.92	1.19	(0.29)	—		(0.29)	$10.46	12.45%	$9,700	0.81%	0.81%	0.81%	2.58%
3/31/2020		$10.11	0.30	(0.54)	(0.24)	(0.31)	—		(0.31)	$9.56	(2.55)%	$9,784	0.81%	0.81%	0.81%	2.93%
3/31/2019		$10.00	0.30	0.11	0.41	(0.30)	—	(e)	(0.30)	$10.11	4.17%	$2,672	0.83%	0.83%	0.83%	3.00%
3/31/2018		$10.06	0.29	(0.03)	0.26	(0.31)	(0.01)		(0.32)	$10.00	2.54%	$19,379	0.82%	0.82%	0.82%	2.86%
3/31/2017	(b)	$10.00	0.26	0.01	0.27	(0.21)	—	(e)	(0.21)	$10.06	2.76%	$567	1.50%	1.50%	0.89%	2.53%

												For the Year or Period Ended
												3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(c)											39%	10%	15%	29%	43%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commenced operations on April 1, 2016.

(c) Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Less than $0.005 per share.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Ultra Short Bond Fund - Class I:
3/31/2021		$9.81	0.05	0.24	0.29	(0.05)	—		(0.05)	$10.05	2.91%	$222,613	0.25%	0.25%	0.25%	0.46%
3/31/2020		$10.03	0.22	(0.22)	—	(0.22)	—	(e)	(0.22)	$9.81	(0.04)%	$232,159	0.23%	0.23%	0.23%	2.14%
3/31/2019		$10.03	0.24	(0.01)	0.23	(0.23)	—	(e)	(0.23)	$10.03	2.32%	$235,078	0.22%	0.22%	0.22%	2.28%
3/31/2018		$10.01	0.13	—	0.13	(0.11)	—	(e)	(0.11)	$10.03	1.31%	$166,255	0.32%	0.32%	0.29%	1.24%
3/31/2017	(b)	$10.00	0.03	0.01	0.04	(0.03)	—		(0.03)	$10.01	0.36%	$8,294	4.87%	4.87%	0.35%	0.42%

DoubleLine Ultra Short Bond Fund - Class N:
3/31/2021		$9.83	0.02	0.24	0.26	(0.02)	—		(0.02)	$10.07	2.65%	$2,606	0.50%	0.50%	0.50%	0.21%
3/31/2020		$10.04	0.20	(0.22)	(0.02)	(0.19)	—	(e)	(0.19)	$9.83	(0.19)%	$2,793	0.48%	0.48%	0.48%	1.94%
3/31/2019		$10.03	0.22	(0.01)	0.21	(0.20)	—	(e)	(0.20)	$10.04	2.18%	$2,517	0.47%	0.47%	0.47%	2.17%
3/31/2018		$10.02	0.09	—	0.09	(0.08)	—	(e)	(0.08)	$10.03	0.95%	$278	0.57%	0.57%	0.41%	0.92%
3/31/2017	(b)	$10.00	0.01	0.01	0.02	—	—		—	$10.02	0.20%	$125	5.42%	5.42%	0.60%	0.11%

												For the Year or Period Ended
												3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(c)											41%	60%	128%	74%	79%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commenced operations on June 30, 2016.

(c) Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	131

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Shiller Enhanced International CAPE® - Class I:
3/31/2021		$7.88	0.21	4.88	5.09	(0.22)	—	(0.22)	$12.75	65.24%	$40,292	0.93%	0.91%	0.62%	1.96%
3/31/2020		$10.17	0.29	(2.29)	(2.00)	(0.29)	—	(0.29)	$7.88	(20.29)%	$27,523	0.80%	0.77%	0.62%	2.84%
3/31/2019		$11.24	0.34	(0.52)	(0.18)	(0.43)	(0.46)	(0.89)	$10.17	(1.13)%	$42,621	0.96%	0.91%	0.60%	3.25%
3/31/2018		$10.86	0.22	0.86	1.08	(0.35)	(0.35)	(0.70)	$11.24	9.92%	$78,162	1.04%	1.02%	0.63%	1.79%
3/31/2017	(b)	$10.00	0.03	0.85	0.88	(0.02)	—	(0.02)	$10.86	8.76%	$19,384	7.10%	7.10%	0.64%	0.72%

DoubleLine Shiller Enhanced International CAPE® - Class N:
3/31/2021		$7.88	0.19	4.88	5.07	(0.19)	—	(0.19)	$12.76	64.90%	$6,002	1.18%	1.16%	0.87%	1.85%
3/31/2020		$10.17	0.27	(2.29)	(2.02)	(0.27)	—	(0.27)	$7.88	(20.50)%	$13,044	1.05%	1.02%	0.87%	2.61%
3/31/2019		$11.23	0.32	(0.52)	(0.20)	(0.40)	(0.46)	(0.86)	$10.17	(1.29)%	$19,953	1.20%	1.15%	0.85%	3.03%
3/31/2018		$10.86	0.18	0.86	1.04	(0.32)	(0.35)	(0.67)	$11.23	9.56%	$29,160	1.29%	1.27%	0.87%	1.52%
3/31/2017	(b)	$10.00	0.02	0.85	0.87	(0.01)	—	(0.01)	$10.86	8.72%	$11,499	4.93%	4.93%	0.89%	0.58%

											For the Year or Period Ended
											3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(c)										97%	48%	72%	69%	38%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on December 23, 2016.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Colony Real Estate and Income Fund - Class I:
3/31/2021		$8.51	0.16	2.97	3.13	(0.20)	—	(0.20)	$11.44	37.15%	$13,527	0.65%	0.65%	0.63%	1.60%
3/31/2020		$11.30	0.25	(2.65)	(2.40)	(0.28)	(0.11)	(0.39)	$8.51	(22.08)%	$94,289	0.86%	0.85%	0.62%	2.29%
3/31/2019		$10.00	0.10	1.26	1.36	(0.06)	—	(0.06)	$11.30	13.69%	$121,180	1.46%	1.42%	0.61%	3.00%

DoubleLine Colony Real Estate and Income Fund - Class N:
3/31/2021		$8.51	0.13	3.00	3.13	(0.17)	—	(0.17)	$11.47	37.12%	$1,636	0.97%	0.97%	0.88%	1.28%
3/31/2020		$11.29	0.24	(2.65)	(2.41)	(0.26)	(0.11)	(0.37)	$8.51	(22.21)%	$3,809	1.11%	1.10%	0.87%	2.03%
3/31/2019		$10.00	0.09	1.26	1.35	(0.06)	—	(0.06)	$11.29	13.53%	$4,369	1.67%	1.62%	0.87%	2.79%

													For the Year or Period Ended
													3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes(c)												157%	100%	70%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on December 17, 2018.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

132	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Emerging Markets Local Currency Bond Fund - Class I:
3/31/2021		$8.64	0.30	0.61	0.91	(0.17)	—	(0.17)	$9.38	10.60%	$9,604	2.57%	2.57%	0.90%	3.11%
3/31/2020	(b)	$10.00	0.25	(1.49)	(1.24)	(0.12)	—	(0.12)	$8.64	(12.52)%	$8,664	6.23%	6.23%	0.90%	3.45%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N:
3/31/2021		$8.64	0.27	0.61	0.88	(0.15)	—	(0.15)	$9.37	10.24%	$96	2.82%	2.82%	1.15%	2.86%
3/31/2020	(b)	$10.00	0.23	(1.49)	(1.26)	(0.10)	—	(0.10)	$8.64	(12.69)%	$87	6.48%	6.48%	1.15%	3.19%

														For the Year or Period Ended
														3/31/2021	3/31/2020
Portfolio turnover rate for all share classes(c)													20%	13%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on June 28, 2019.

(c) Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Income Fund - Class I:
3/31/2021		$8.05	0.36	1.20	1.56	(0.33)	—	(0.33)	$9.28	19.70%	$136,369	0.74%	0.74%	0.65%	4.07%
3/31/2020	(b)	$10.00	0.24	(1.94)	(1.70)	(0.25)	—	(0.25)	$8.05	(17.35)%	$69,580	1.13%	1.13%	0.65%	4.07%

DoubleLine Income Fund - Class N:
3/31/2021		$8.05	0.34	1.22	1.56	(0.31)	—	(0.31)	$9.30	19.67%	$2,676	0.99%	0.99%	0.90%	3.84%
3/31/2020	(b)	$10.00	0.23	(1.94)	(1.71)	(0.24)	—	(0.24)	$8.05	(17.46)%	$592	1.26%	1.26%	0.90%	4.13%

														For the Year or Period Ended
														3/31/2021	3/31/2020
Portfolio turnover rate for all share classes(c)													30%	33%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on September 3, 2019.

(c) Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	133

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class I:
3/31/2021	(b)	$10.00	0.01	(0.13)	(0.12)	(0.01)	—	(0.01)	$9.87	(1.15)%	$10,547	11.70%	11.39%	0.34%	1.61%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class N:
3/31/2021	(b)	$10.00	0.01	(0.13)	(0.12)	(0.01)	—	(0.01)	$9.87	(1.17)%	$130	12.06%	11.75%	0.58%	1.52%

For the Year or Period Ended
3/31/2021
Portfolio turnover rate for all share classes	0%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on February 26, 2021. Total return is based on operations for a period that is less than six months.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

134	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	March 31, 2021

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 20 funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, Doubleline Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Colony Real Estate and Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Income Fund and DoubleLine Multi-Asset Trend Fund (each, a “Fund” and, collectively, the “Funds”). For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate annual report. Shares of the DoubleLine Emerging Markets Local Currency Bond Fund are currently only available for purchase by employees and officers of DoubleLine Capital LP (“DoubleLine Capital”) and DoubleLine Alternatives LP (formerly DoubleLine Commodity LP) (each, an “Adviser” and, collectively, the “Advisers”), their affiliates and their family members, and the Advisers and their affiliates.

Each Fund is classified as a diversified fund under the 1940 Act, except the DoubleLine Global Bond Fund, the DoubleLine Emerging Markets Local Currency Bond Fund and the DoubleLine Income Fund, which are classified as non-diversified funds. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation.

The Funds’ investment objectives and dates each share class commenced operations are as follows:

Commencement of Operations

Fund Name	Investment Objective	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—	7/31/2019

DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—	7/31/2019

DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—	—

DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010	—

DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—	7/31/2019

DoubleLine Floating Rate Fund	Seek a high level of current income	2/1/2013	2/1/2013	—	—

DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index	10/31/2013	10/31/2013	—	7/31/2019

DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—	7/31/2019

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—	—

DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—	—

DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—	—

DoubleLine Global Bond Fund	Seek long-term total return	12/17/2015	12/17/2015	—	—

DoubleLine Infrastructure Income Fund	Seek long-term total return while striving to generate current income	4/1/2016	4/1/2016	—	—

DoubleLine Ultra Short Bond Fund	Seek to provide a level of current income consistent with limited price volatility	6/30/2016	6/30/2016	—	—

DoubleLine Shiller Enhanced International CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/23/2016	12/23/2016	—	—

DoubleLine Colony Real Estate and Income Fund	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/17/2018	12/17/2018	—	—

DoubleLine Emerging Markets Local Currency Bond Fund	Seek high total return from current income and capital appreciation	6/28/2019	6/28/2019	—	—

DoubleLine Income Fund	Maximize total return through investment principally in income-producing securities	9/3/2019	9/3/2019	—	—

DoubleLine Multi-Asset Trend Fund (Consolidated)	Seek total return (capital appreciation and current income) which exceeds the total return of its benchmark index over a full market cycle	2/26/2021	2/26/2021	—	—

Annual Report	|	March 31, 2021	135

Notes to Financial Statements (Cont.)

The fiscal year end for the Funds is March 31, and the period covered by these Financial Statements is for the period ended March 31, 2021 (the “period end”).

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

136	DoubleLine Funds Trust

March 31, 2021

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of March 31, 2021:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Investments in Securities

Level 1

Money Market Funds	$2,368,178,845	$276,877,929	$11,085,901	$2,780,638	$562,707,579	$39,612,876

Affiliated Mutual Funds	—	1,142,770,550	—	5,484,934	—	—

Common Stocks	—	1,881,113	1,165,337	—	455,577	25,807

Exchange Traded Funds and Mutual Funds	—	—	—	2,973,831	—	—

Real Estate Investment Trusts	—	—	—	1,286,540	—	—

Total Level 1	2,368,178,845	1,421,529,592	12,251,238	12,525,943	563,163,156	39,638,683

Level 2

US Government and Agency Mortgage Backed Obligations	23,903,776,707	1,732,035,005	—	5,683,770	419,861,625	—

Non-Agency Residential Collateralized Mortgage Obligations	12,983,278,276	1,159,417,433	—	4,531,070	1,090,812,640	—

Non-Agency Commercial Mortgage Backed Obligations	4,541,277,017	921,671,713	—	—	1,100,077,370	—

US Government and Agency Obligations	3,671,438,936	2,155,773,087	—	—	510,076,075	—

Asset Backed Obligations	2,476,837,867	411,123,997	—	—	557,593,019	—

Collateralized Loan Obligations	1,500,746,562	385,352,319	—	—	1,029,112,340	—

Bank Loans	38,000,000	432,505,714	—	—	290,882,749	225,477,836

US Corporate Bonds	—	1,593,392,791	—	—	381,402,547	13,888,493

Foreign Corporate Bonds	—	840,633,915	563,003,455	—	804,236,191	1,758,150

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	256,636,467	261,534,022	—	131,890,718	—

Other Short Term Investments	—	176,448,713	—	3,199,774	32,998,766	—

Municipal Bonds	—	10,899,811	—	—	—	—

Total Level 2	49,115,355,365	10,075,890,965	824,537,477	13,414,614	6,348,944,040	241,124,479

Level 3

Repurchase Agreements	378,000,000	31,500,000	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	71,682,524	157,585	—	—	—	—

Collateralized Loan Obligations	369,501	—	—	129,398	—	—

Common Stocks	—	1,341,401	—	—	—	1,022,247

Bank Loans	—	621,745	—	—	—	482,887

Foreign Corporate Bonds	—	51,002	82,503	—	—	—

Total Level 3	450,052,025	33,671,733	82,503	129,398	—	1,505,134

Total	$51,933,586,235	$11,531,092,290	$836,871,218	$26,069,955	$6,912,107,196	$282,268,296

Other Financial Instruments

Level 1

Futures Contracts	$—	$—	$—	$4,408	$—	$—

Total Level 1	—	—	—	4,408	—	—

Level 2

Excess Return Swaps	—	—	—	1,499,258	—	—

Total Level 2	—	—	—	1,499,258	—	—

Level 3	—	—	—	—	—	—

Total	$—	$—	$—	$1,503,666	$—	$—

Annual Report	|	March 31, 2021	137

Notes to Financial Statements (Cont.)

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Investments in Securities

Level 1

Money Market Funds	$575,513,994	$86,423,574	$15,510,635	$1,466,817	$9,174,327	$32,215,485

Affiliated Mutual Funds	199,949,999	47,032,734	—	—	—	—

Common Stocks	31,585	285,876	108,366	—	—	—

Total Level 1	775,495,578	133,742,184	15,619,001	1,466,817	9,174,327	32,215,485

Level 2

US Government and Agency Obligations	1,309,628,143	—	—	16,882,847	—	235,343,392

Collateralized Loan Obligations	1,024,627,189	229,028,073	—	—	—	—

Non-Agency Commercial Mortgage Backed Obligations	972,322,363	178,235,043	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	969,818,921	262,640,052	—	—	—	—

Foreign Corporate Bonds	548,740,328	111,882,192	181,535,699	—	—	—

Asset Backed Obligations	547,776,729	70,678,185	—	—	—	—

Bank Loans	466,235,659	72,151,697	—	—	—	—

US Corporate Bonds	388,805,056	97,183,671	—	—	—	—

US Government and Agency Mortgage Backed Obligations	360,956,032	44,131,258	—	61,206,273	—	—

Other Short Term Investments	84,656,830	—	—	2,089,286	168,455,803	1,209,980

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	78,309,837	42,560,228	41,955,581	—	—	509,194,659

Total Level 2	6,751,877,087	1,108,490,399	223,491,280	80,178,406	168,455,803	745,748,031

Level 3

Repurchase Agreements	40,500,000	—	—	—	—	—

Non-Agency Commercial Mortgage Backed Obligations	6,210,941	1,178,250	—	—	—	—

Common Stocks	1,041,173	294,158	—	—	—	—

Bank Loans	491,827	136,307	—	—	—	—

Foreign Corporate Bonds	1,498	1,500	4,494	—	—	—

Asset Backed Obligations	—	14,840,624	—	—	—	—

Collateralized Loan Obligations	—	1,227,488	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	—	10,060,931	—	—	—	—

Total Level 3	48,245,439	27,739,258	4,494	—	—	—

Total	$7,575,618,104	$1,269,971,841	$239,114,775	$81,645,223	$177,630,130	$777,963,516

Other Financial Instruments

Level 1

Futures Contracts	$—	$—	$—	$(1,544,615)	$—	$—

Total Level 1	—	—	—	(1,544,615)	—	—

Level 2

Excess Return Swaps	1,371,580,161	—	—	—	(4,302,847)	—

Forward Currency Exchange Contracts	—	—	—	—	—	1,211,795

Total Level 2	1,371,580,161	—	—	—	(4,302,847)	1,211,795

Level 3	—	—	—	—	—	—

Total	$1,371,580,161	$—	$—	$(1,544,615)	$(4,302,847)	$1,211,795

138	DoubleLine Funds Trust

March 31, 2021

Category	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	Doubleline Colony Real Estate and Income Fund	Doubleline Emerging Markets Local Currency Bond Fund	Doubleline Income Fund

Investments in Securities

Level 1

Money Market Funds	$36,130,488	$596,556	$2,317,314	$851,139	$317,810	$14,512,081

Affiliated Mutual Funds	—	—	2,353,170	—	—	—

Total Level 1	36,130,488	596,556	4,670,484	851,139	317,810	14,512,081

Level 2

Asset Backed Obligations	264,460,823	—	760,425	—	—	3,249,806

US Corporate Bonds	194,716,869	84,078,383	2,409,440	4,582,499	—	1,106,224

Foreign Corporate Bonds	73,500,389	59,378,539	2,035,861	662,346	828,375	—

Bank Loans	6,000,000	—	—	—	—	—

Commercial Paper	—	80,969,761	—	—	—	—

US Government and Agency Obligations	—	—	7,463,165	2,098,667	—	4,088,107

Collateralized Loan Obligations	—	—	5,744,894	3,007,592	—	19,286,888

Non-Agency Commercial Mortgage Backed Obligations	—	—	5,435,231	3,109,361	—	30,551,648

Non-Agency Residential Collateralized Mortgage Obligations	—	—	4,409,093	—	—	43,757,092

US Government and Agency Mortgage Backed Obligations	—	—	2,594,132	—	—	15,956,983

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	—	501,716	—	8,231,003	—

Other Short Term Investments	—	—	—	199,993	—	—

Total Level 2	538,678,081	224,426,683	31,353,957	13,660,458	9,059,378	117,996,748

Level 3

Foreign Corporate Bonds	2,648,957	—	—	—	—	—

Asset Backed Obligations	—	—	—	—	—	6,941,744

Non-Agency Commercial Mortgage Backed Obligations	—	—	—	—	—	1,140,684

Total Level 3	2,648,957	—	—	—	—	8,082,428

Total	$577,457,526	$225,023,239	$36,024,441	$14,511,597	$9,377,188	$140,591,257

Other Financial Instruments

Level 1	$—	$—	$—	$—	$—	$—

Total Level 1	—	—	—	—	—	—

Level 2

Excess Return Swaps	—	—	8,179,818	773,709	—	—

Forward Currency Exchange Contracts	—	—	1,594,495	—	—	—

Total Level 2	—	—	9,774,313	773,709	—	—

Level 3	—	—	—	—	—	—

Total	$—	$—	$9,774,313	$773,709	$—	$—

Category	DoubleLine Multi-Asset Trend Fund (Consolidated)

Investments in Securities

Level 1

Affiliated Mutual Funds	$7,975,449

Money Market Funds	363,987

Total Level 1	8,339,436

Level 2

US Government and Agency Obligations	2,398,687

Total Level 2	2,398,687

Level 3	—

Total	$10,738,123

Other Financial Instruments

Level 1	$—

Total Level 1	—

Level 2

Excess Return Swaps	(110,629)

Total Level 2	(110,629)

Level 3	—

Total	$(110,629)
See the Schedules of Investments for further disaggregation of investment categories.

Annual Report	|	March 31, 2021	139

Notes to Financial Statements (Cont.)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Multi-Asset Growth Fund (Consolidated)	Fair Value as of 3/31/2020	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of 3/31/2021	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2021(c)
Investments in Securities
Collateralized Loan Obligations	$72,621	$—	$106,884	$(50,107)	$—	$—	$—	$—	$129,398	$106,884
Non-Agency Residential Collateralized Mortgage Obligations	896,350	(59,239)	81,332	(8,443)	—	(910,000)	—	—	—	—
Total	$968,971	$(59,239)	$188,216	$(58,550)	$—	$(910,000)	$—	$—	$129,398	$106,884

DoubleLine Flexible Income Fund	Fair Value as of 3/31/2020	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of 3/31/2021	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2021(c)
Investments in Securities
Asset Backed Obligations	$—	$—	$9,888	$(982,013)	$3,565,000	$—	$12,247,749	$—	$14,840,624	$—
Non-Agency Residential Collateralized Mortgage Obligations	20,518,003	(866,344)	3,692,325	79,956	57,632	(13,420,641)	—	—	10,060,931	2,529,937
Collateralized Loan Obligations	180,404	—	(144,520)	1,873	15,029	—	1,174,702	—	1,227,488	(140,661)
Non-Agency Commercial Mortgage Backed Obligations	444,116	(889,765)	676,374	—	—	(230,725)	1,178,250	—	1,178,250	—
Common Stocks	—	19	68,721	6,595	218,823	—	—	—	294,158	—
Bank Loans	—	393	52,654	2,661	81,595	(996)	—	—	136,307	—
Foreign Corporate Bonds	1,500	—	—	—	—	—	—	—	1,500	—
Total	$21,144,023	$(1,755,697)	$4,355,442	$(890,928)	$3,939,079	$(13,652,362)	$14,600,701	$—	$27,739,258	$2,389,276

DoubleLine Infrastructure Income Fund	Fair Value as of 3/31/2020	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of 3/31/2021	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2021(c)
Investments in Securities
Foreign Corporate Bonds	$9,904,084	$674,415	$18,753	$(1,087)	$—	$(7,947,208)	$—	$—	$2,648,957	$223,426
Total	$9,904,084	$674,415	$18,753	$(1,087)	$—	$(7,947,208)	$—	$—	$2,648,957	$223,426

DoubleLine Income Fund	Fair Value as of 3/31/2020	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of 3/31/2021	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2021(c)
Investments in Securities
Asset Backed Obligations	$—	$—	$7,411	$—	$1,249,993	$—	$5,684,340	$—	$6,941,744	$—
Non-Agency Commercial Mortgage Backed Obligations	1,074,676	—	53,939	12,069	—	—	—	—	1,140,684	53,939
Total	$1,074,676	$—	$61,350	$12,069	$1,249,993	$—	$5,684,340	$—	$8,082,428	$53,939

(a)	Purchases include all purchases of securities, payups and corporate actions.

(b)	Sales include all sales of securities, maturities, and paydowns.

(c)

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2021 may be due to a security that was not held or categorized as Level 3 at either period end.

(d)

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

140	DoubleLine Funds Trust

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The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Multi-Asset Growth Fund (Consolidated)	Fair Value as of 3/31/2021	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Collateralized Loan Obligations	$129,398	Market Comparables	Market Quotes	$12.94 ($12.94)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

DoubleLine Flexible Income Fund	Fair Value as of 3/31/2021	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Asset Backed Obligations	$14,840,624	Market Comparables	Market Quotes	$75.71-$2,818.34 ($560.55)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Residential Collateralized Mortgage Obligations	$10,060,931	Market Comparables	Market Quotes	$94.88 ($94.88)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$1,227,488	Market Comparables	Market Quotes	$19.92-$93.98 ($90.79)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$1,178,250	Market Comparables	Yields	148.11% (148.11%)	Increase in yields would have resulted in the decrease in the fair vale of the security

Common Stocks	$294,158	Market Comparables	Market Quotes	$2.30-$17.71 ($17.01)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Bank Loans	$136,307	Market Comparables	Market Quotes	$100.00 ($100.00)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Foreign Corporate Bonds	$1,500	Enterprise Values	EBITDA multiples	5x-6.5x (5.75x)	Significant changes in the EBITDA multiple would have resulted in direct changes in the fair value of the security.

DoubleLine Infrastructure Income Fund	Fair Value as of 3/31/2021	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Foreign Corporate Bonds	$2,648,957	Market Comparables	Market Quotes	$113.00 ($113.00)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

DoubleLine Income Fund	Fair Value as of 3/31/2021	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Asset Backed Obligations	$6,941,744	Market Comparables	Market Quotes	$70.75-$4,025.91 ($677.62)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$1,140,684	Market Comparables	Yields	12.00% (12.00%)	Increase in the yields would have resulted in the decrease in the fair value of the security

(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years 2018-2020 (Federal) and 2017-2020 (CA) for the Funds, are those that are open for exam by taxing authorities to the extent that each Fund operated within those respective tax years. As of March 31, 2021, the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the period end. The Funds identify their major tax jurisdictions as U.S. Federal, the State of Delaware and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Annual Report	|	March 31, 2021	141

Notes to Financial Statements (Cont.)

Each Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income on the Statements of Operations.

D. Foreign Currency Translation. The Funds’ books and records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Investment securities transactions, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

E. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund will be declared and paid quarterly. Dividends from the net investment income of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

F. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses), attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.

H. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedules of Investments. The Funds are obligated to fund these commitments at the borrower’s discretion. At the end of the period, the Funds maintained with their custodian liquid investments having an aggregate value at least equal to the par value of their respective unfunded loan commitments and bridge loans.

I. Contingencies. Between 2011 and 2014, the Commonwealth of Puerto Rico issued certain general obligation bonds, which are currently the subject of litigation. DoubleLine Multi-Asset Growth Fund previously purchased and sold certain of these general obligation bonds and

142	DoubleLine Funds Trust

March 31, 2021

may have some exposure to this litigation. At this time, it is anticipated that a material adverse effect on the Multi-Asset Growth Fund as a result of this litigation is remote. As of the period end, no loss contingency has been recorded in the financial statements.

J. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

K. Basis for Consolidation. The DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund and the DoubleLine Multi-Asset Trend Fund may invest up to 25% of their total assets in the DoubleLine Cayman Multi-Asset Growth Fund, Ltd., the DoubleLine Strategic Commodity, Ltd. and the Multi-Asset Trend Fund, Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective Fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of each Fund and its respective Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

As of March 31, 2021 the relationship of the Subsidiary to each respective Fund was as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Multi-Asset Trend Fund (Consolidated)

Commencement of Operations	6/15/2011	5/18/2015	2/26/2021

Fund Net Assets	28,049,564	171,770,195	10,677,485

Subsidiary % of Fund Net Assets	13.06%	22.35%	13.20%

Subsidiary Financial Statement Information

Net Assets	3,663,680	38,384,020	1,408,902

Total Income	21,190	156,290	158

Net Realized Gain/(Loss)	(170,660)	26,368,093	—

L. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or in such a manner as the Funds’ Board may in its sole discretion consider fair and equitable to each Fund. Investment income, Fund expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3. Related and Other Party Transactions

The Advisers provide the Funds with investment management services under Investment Management Agreements (the “Agreements”). Under the Agreements, each Adviser manages the investment of the assets of the applicable Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds. On December 11, 2018, DoubleLine Alternatives LP, the investment adviser of the DoubleLine Colony Real Estate and Income Fund, engaged DoubleLine Capital LP to serve as sub-adviser to the DoubleLine Colony Real Estate and Income Fund to manage its investment in debt instruments. On February 18, 2021, DoubleLine Alternatives LP, the investment adviser of the DoubleLine Multi-Asset Trend Fund, engaged DoubleLine Capital LP to serve as subadviser to the DoubleLine Multi-Asset Trend Fund to manage its investment in debt instruments.

Each Adviser has contractually agreed to limit certain of the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between each Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. With the exception of the DoubleLine Income Fund and DoubleLine Multi-Asset Trend Fund, each Fund’s expense limitation is expected to apply until at least July 31, 2021. DoubleLine Income Fund’s expense limitation is expected to apply until at least September 2, 2021, and

Annual Report	|	March 31, 2021	143

Notes to Financial Statements (Cont.)

DoubleLine Multi-Asset Trend Fund’s expense limitation is expected to apply until at least February 26, 2023. Each may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

		Expense Caps

	Advisory Fee	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A	N/A

DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A	N/A

DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A	N/A

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.95%	1.15%	N/A	1.40%	N/A

DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A	0.42%

DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A	N/A

DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A	0.60%

DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A	0.77%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A	N/A

DoubleLine Long Duration Total Return Bond Fund	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A	N/A

DoubleLine Global Bond Fund	0.50%	0.70%	0.95%	N/A	N/A

DoubleLine Infrastructure Income Fund	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Ultra Short Bond Fund	0.15%	0.30%	0.55%	N/A	N/A

DoubleLine Shiller Enhanced International CAPE®	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Colony Real Estate and Income Fund	0.45%	0.65%	0.90%	N/A	N/A

DoubleLine Emerging Markets Local Currency Bond Fund	0.75%	0.90%	1.15%	N/A	N/A

DoubleLine Income Fund	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.50%	0.65%	0.90%	N/A	N/A

Other than as described above, to the extent that an Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

Each Adviser, as applicable, contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,

	2022	2023	2024

DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$70,875	$163,391

DoubleLine Low Duration Bond Fund	$—	$3	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$119,396	$91,791	$171,094

DoubleLine Long Duration Total Return Bond Fund	$36,189	$31,792	$31,892

DoubleLine Strategic Commodity Fund (Consolidated)	$18,303	$47,728	$63,423

DoubleLine Shiller Enhanced International CAPE®	$236,220	$93,238	$124,784

DoubleLine Colony Real Estate and Income Fund	$177,195	$310,642	$32,734

DoubleLine Emerging Markets Local Currency Fund	$—	$393,049	$161,999

DoubleLine Income Fund	$—	$—	$79,680

DoubleLine Multi-Asset Trend Fund (Consolidated)	$—	$229,850	$99,689

For the year ended March 31, 2021 each Adviser recouped the amounts shown from the following Funds:

DoubleLine Colony Real Estate and Income Fund	$9,686

144	DoubleLine Funds Trust

March 31, 2021

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the year ended March 31, 2021:

DoubleLine Total Return Bond Fund	$139,837

DoubleLine Core Fixed Income Fund	$6,332,041

DoubleLine Multi-Asset Growth Fund (Consolidated)	$34,170

DoubleLine Low Duration Bond Fund	$218,968

DoubleLine Shiller Enhanced CAPE®	$299,172

DoubleLine Flexible Income Fund	$343,811

DoubleLine Shiller Enhanced International CAPE®	$11,594

DoubleLine Multi-Asset Trend Fund (Consolidated)	$2,780

As of March 31, 2021 greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Significant Owner

DoubleLine Global Bond Fund	78%	DoubleLine Core Fixed Income Fund

DoubleLine Infrastructure Income Fund	83%	DoubleLine Core Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund	57%	DoubleLine Core Fixed Income Fund

DoubleLine Ultra Short Bond Fund	89%	DoubleLine Shiller Enhanced CAPE

DoubleLine Global Bond Fund	6%	DoubleLine Flexible Income Fund

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties (collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of Large Shareholder Risk in the Principal Risks Note for more information. Records available to the Funds reflect that greater than 25% of the following Funds were held by third-party accounts as of March 31, 2021:

% Owned

DoubleLine Multi-Asset Growth Fund (Consolidated)	51%

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Floating Rate Fund imposes redemption fees. Redemption fees are paid to and retained by the Fund to limit the opportunity to market time the Fund and to help offset estimated portfolio transaction costs and other related costs incurred by the Fund as a result of short-term trading. Subject to the exceptions discussed in the Fund’s prospectus, the DoubleLine Floating Rate Fund will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

Annual Report	|	March 31, 2021	145

Notes to Financial Statements (Cont.)

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended March 31, 2021 were as follows:

	All Other		U.S. Government[1]

	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds

DoubleLine Total Return Bond Fund	$33,744,484,988	$35,181,263,845	$12,055,556,839	$12,230,792,559

DoubleLine Core Fixed Income Fund	$5,714,123,167	$6,152,505,032	$11,906,919,430	$12,118,087,747

DoubleLine Emerging Markets Fixed Income Fund	$642,709,054	$767,106,531	$—	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$6,276,022	$12,227,879	$—	$—

DoubleLine Low Duration Bond Fund	$3,746,258,616	$4,088,136,350	$767,301,820	$648,592,504

DoubleLine Floating Rate Fund	$176,652,315	$143,024,644	$—	$—

Doubleline Shiller Enhanced CAPE®	$3,310,000,725	$2,647,501,034	$1,998,676,485	$1,678,357,822

DoubleLine Flexible Income Fund	$503,939,981	$491,603,016	$—	$38,502,311

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$206,485,383	$153,455,720	$—	$—

DoubleLine Selective Credit Fund	$285,507,898	$414,094,402	$—	$—

DoubleLine Long Duration Total Return Bond Fund	$3,910,061	$10,816,629	$77,243,277	$90,193,661

DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$—	$—

DoubleLine Global Bond Fund	$247,106,042	$574,405,787	$326,569,696	$400,275,226

DoubleLine Infrastructure Income Fund	$242,565,136	$214,319,149	$—	$—

DoubleLine Ultra Short Bond Fund	$55,683,482	$69,424,807	$—	$—

Doubleline Shiller Enhanced International CAPE®	$14,742,933	$19,230,699	$20,584,424	$20,368,490

Doubleline Colony Real Estate and Income Fund	$69,407,876	$127,173,454	$54,851,192	$83,100,976

DoubleLine Emerging Markets Local Currency Bond Fund	$2,894,274	$1,779,500	$—	$—

DoubleLine Income Fund	$82,545,580	$28,719,702	$48,253,750	$49,547,844

DoubleLine Multi-Asset Trend Fund (Consolidated)	$9,499,766	$—	$899,859	$—

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Funds were as follows:

	Period Ended March 31, 2021		Period Ended March 31, 2020

	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain

DoubleLine Total Return Bond Fund	$1,658,555,198	$—	$1,919,288,276	$—

DoubleLine Core Fixed Income Fund	$341,197,870	$18,147,242	$416,891,736	$—

DoubleLine Emerging Markets Fixed Income Fund	$35,005,232	$—	$55,700,452	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$1,062,386	$—	$3,629,192	$—

DoubleLine Low Duration Bond Fund	$138,527,562	$—	$229,234,859	$—

DoubleLine Floating Rate Fund	$7,203,928	$—	$16,390,217	$—

Doubleline Shiller Enhanced CAPE®	$131,429,340	$—	$199,768,063	$199,675,345

DoubleLine Flexible Income Fund	$45,031,199	$—	$60,733,628	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$5,558,795	$—	$8,869,343	$—

DoubleLine Long Duration Total Return Bond Fund	$6,510,021	$2,140,684	$2,329,767	$2,086,988

DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$3,803,679	$—

DoubleLine Global Bond Fund	$—	$13,566,062	$13,226,966	$65,342

DoubleLine Infrastructure Income Fund	$17,336,841	$—	$17,765,355	$—

DoubleLine Ultra Short Bond Fund	$1,067,595	$—	$6,549,034	$25,979

Doubleline Shiller Enhanced International CAPE®	$882,373	$—	$1,702,526	$—

Doubleline Colony Real Estate and Income Fund	$1,597,716	$—	$4,628,661	$—

DoubleLine Emerging Markets Local Currency Bond Fund	$177,729	$—	$119,842	$—

DoubleLine Income Fund	$3,356,800	$—	$2,236,321	$—

DoubleLine Multi-Asset Trend Fund (Consolidated)	$15,705	$—	$—	$—

146	DoubleLine Funds Trust

March 31, 2021

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

The cost basis of investments for federal income tax purposes as of March 31, 2021 was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Tax Cost of Investments	$52,827,460,397	$11,481,064,435	$866,567,307	$29,090,211	$6,955,238,623	$281,525,464

Gross Tax Unrealized Appreciation	1,215,398,512	286,839,957	26,289,270	2,894,475	42,550,779	2,776,910

Gross Tax Unrealized Depreciation	(2,109,272,674)	(236,812,102)	(55,985,359)	(4,411,065)	(85,682,206)	(2,034,078)

Net Tax Unrealized Appreciation (Depreciation)	(893,874,162)	50,027,855	(29,696,089)	(1,516,590)	(43,131,427)	742,832

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Tax Cost of Investments	$7,613,455,130	$1,294,685,940	$239,918,700	$78,390,834	$177,581,758	$776,004,521

Gross Tax Unrealized Appreciation	1,430,101,289	18,651,479	2,934,876	4,447,957	48,372	21,403,704

Gross Tax Unrealized Depreciation	(96,358,154)	(43,365,578)	(3,738,801)	(2,738,183)	(4,302,847)	(18,232,914)

Net Tax Unrealized Appreciation (Depreciation)	1,333,743,135	(24,714,099)	(803,925)	1,709,774	(4,254,475)	3,170,790

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund

Tax Cost of Investments	$560,654,145	$224,510,669	$37,998,040	$14,974,585	$9,921,291	$143,506,404

Gross Tax Unrealized Appreciation	19,944,502	561,929	8,517,095	866,916	145,296	1,730,144

Gross Tax Unrealized Depreciation	(3,141,121)	(49,359)	(716,381)	(556,195)	(689,399)	(4,645,291)

Net Tax Unrealized Appreciation (Depreciation)	16,803,381	512,570	7,800,714	310,721	(544,103)	(2,915,147)

	DoubleLine Multi-Asset Trend Fund (Consolidated)

Tax Cost of Investments	$10,763,612

Gross Tax Unrealized Appreciation	1,500

Gross Tax Unrealized Depreciation	(137,618)

Net Tax Unrealized Appreciation (Depreciation)	(136,118)
As of March 31, 2021 the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Net Tax Unrealized Appreciation (Depreciation)	$(893,874,162)	$50,027,855	$(29,696,089)	$(1,516,590)	$(43,131,427)	$742,832

Undistributed Ordinary Income	56,973,809	19,446,599	2,924,301	88,494	4,683,858	399,111

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	56,973,809	19,446,599	2,924,301	88,494	4,683,858	399,111

Other Accumulated Gains (Losses)	(2,813,096,665)	(18,759,415)	(54,614,260)	(6,546,128)	(83,060,190)	(39,108,045)

Total Accumulated Earnings (Losses)	(3,649,997,018)	50,715,039	(81,386,048)	(7,974,224)	(121,507,759)	(37,966,102)

Annual Report	|	March 31, 2021	147

Notes to Financial Statements (Cont.)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Net Tax Unrealized Appreciation (Depreciation)	$1,333,743,135	$(24,714,099)	$(803,925)	$1,709,774	$(4,254,475)	$3,170,790

Undistributed Ordinary Income	4,261,731	1,838,986	772,177	147,765	25,430,470	—

Undistributed Long Term Capital Gains	622,747,191	—	—	—	—	5,985,174

Total Distributable Earnings	627,008,922	1,838,986	772,177	147,765	25,430,470	5,985,174

Other Accumulated Gains (Losses)	(3,260,157)	(44,833,965)	20,957	(6,963,964)	(3,162)	(655,484)

Total Accumulated Earnings (Losses)	1,957,491,900	(67,709,078)	(10,791)	(5,106,425)	21,172,833	8,500,480

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund

Net Tax Unrealized Appreciation (Depreciation)	$16,803,381	$512,570	$7,800,714	$310,721	$(544,103)	$(2,915,147)

Undistributed Ordinary Income	1,811,600	53,070	112,313	3,563	3,544	185,522

Undistributed Long Term Capital Gains	2,716,508	—	—	—	—	—

Total Distributable Earnings	4,528,108	53,070	112,313	3,563	3,544	185,522

Other Accumulated Gains (Losses)	(1,465,461)	(358,331)	(12,487,068)	(1,589,802)	(86,557)	(2,483,914)

Total Accumulated Earnings (Losses)	19,866,028	207,309	(4,574,041)	(1,275,518)	(627,116)	(5,213,539)

	DoubleLine Multi-Asset Trend Fund (Consolidated)

Net Tax Unrealized Appreciation (Depreciation)	$(136,118)

Undistributed Ordinary Income	86

Undistributed Long Term Capital Gains	—

Total Distributable Earnings	86

Other Accumulated Gains (Losses)	(146)

Total Accumulated Earnings (Losses)	(136,178)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2021, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires

DoubleLine Total Return Bond Fund	$2,780,200,704	Indefinite

DoubleLine Emerging Markets Fixed Income Fund	$54,904,773	Indefinite

DoubleLine Multi-Asset Growth Fund	$6,417,883	Indefinite

DoubleLine Low Duration Bond Fund	$80,341,020	Indefinite

DoubleLine Floating Rate Fund	$38,720,949	Indefinite

DoubleLine Flexible Income Fund	$43,612,291	Indefinite

DoubleLine Ultra Short Bond Fund	$303,641	Indefinite

DoubleLine Shiller Enhanced International CAPE®	$12,450,405	Indefinite

DoubleLine Colony Real Estate and Income Fund	$1,588,195	Indefinite

DoubleLine Emerging Markets Local Currency Bond Fund	$80,885	Indefinite

DoubleLine Income Fund	$2,415,210	Indefinite

148	DoubleLine Funds Trust

March 31, 2021

As of March 31, 2021, the following funds deferred, on a tax basis, losses of:

	Post-October Loss	Late-Year Loss

DoubleLine Core Fixed Income Fund	$10,356,353	$—

DoubleLine Global Bond Fund	$690,790	$—

DoubleLine Long Duration Total Return Bond Fund	$6,816,965	$—

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses), consent fee income and equalization. For the period ended March 31, 2021, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital

DoubleLine Total Return Bond Fund	$182,237,734	$(182,237,734)	$—

DoubleLine Core Fixed Income Fund	$21,083,245	$(21,866,866)	$783,621

DoubleLine Emerging Markets Fixed Income Fund	$1,736,463	$(1,736,463)	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$321,018	$(104,128)	$(216,890)

DoubleLine Low Duration Bond Fund	$4,332,692	$(4,332,692)	$—

DoubleLine Floating Rate Fund	$157,848	$(157,848)	$—

DoubleLine Shiller Enhanced CAPE®	$8,883,363	$(44,691,383)	$35,808,020

DoubleLine Flexible Income Fund	$3,514,942	$(3,514,942)	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$305,011	$(561,445)	$256,434

DoubleLine Long Duration Total Return Bond Fund	$29	$(793,606)	$793,577

DoubleLine Strategic Commodity Fund (Consolidated)	$26,253,230	$(26,778,804)	$525,574

DoubleLine Global Bond Fund	$(1,944,784)	$586,121	$1,358,663

DoubleLine Infrastructure Income Fund	$438,449	$(499,187)	$60,738

DoubleLine Shiller Enhanced International CAPE®	$113,966	$(113,966)	$—

DoubleLine Colony Real Estate and Income Fund	$125,196	$(125,196)	$—

DoubleLine Emerging Markets Local Currency Bond Fund	$(121,441)	$121,441	$—

DoubleLine Income Fund	$218,205	$(218,205)	$—

DoubleLine Multi-Asset Trend Fund (Consolidated)	$1,083	$—	$(1,083)

If a Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with such Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, and beginning on October 1, 2020, each Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that a Fund may not issue a Section 19 Notice in situations where such Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.doublelinefunds.com for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Annual Report	|	March 31, 2021	149

Notes to Financial Statements (Cont.)

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund

	Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2021		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	1,539,259,791	$16,424,118,756	1,419,527,206	$15,174,230,767	280,957,689	$3,131,111,016	324,932,983	$3,595,489,519

Class N	199,726,649	2,130,788,486	198,485,947	2,119,734,154	12,671,396	141,023,558	22,072,348	243,793,205

Class R6	273,818,179	2,941,826,011	6,657,384	72,854,434	5,465,636	60,849,172	10,510,242	117,224,464

Reinvested Dividends

Class I	104,043,679	1,109,252,383	122,654,917	1,310,680,892	20,570,056	229,610,439	23,384,493	258,441,781

Class N	15,081,761	160,748,008	19,439,883	207,646,224	1,392,836	15,529,405	2,138,592	23,618,740

Class R6	3,666,481	39,085,354	27,728	292,522	221,570	2,465,610	128,786	1,420,636

Shares Redeemed

Class I	(1,806,880,622)	(19,253,958,956)	(1,424,155,620)	(15,179,050,825)	(332,985,488)	(3,706,704,605)	(324,432,292)	(3,571,368,311)

Class N	(340,426,398)	(3,621,780,655)	(240,153,238)	(2,567,148,680)	(31,188,875)	(343,028,015)	(35,360,020)	(388,343,400)

Class R6	(85,766,242)	(917,621,409)	(434,514)	(4,594,528)	(6,809,222)	(75,856,934)	(8,780)	(100,000)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(97,476,722)	$(987,542,022)	102,049,693	$1,134,644,960	(49,704,402)	$(545,000,354)	23,366,352	$280,176,634

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)

	Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2021		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	38,389,132	$389,527,036	47,202,020	$496,223,444	2,960,303	$25,630,560	1,645,387	$15,385,456

Class N	1,798,649	17,916,574	10,123,471	106,118,057	—	—	—	—

Class A	—	—	—	—	307,640	2,537,078	4,424,651	40,672,511

Reinvested Dividends

Class I	2,223,211	22,562,571	3,198,800	33,170,752	46,424	421,674	68,490	612,445

Class N	199,011	2,008,153	462,629	4,799,019	—	—	—	—

Class A	—	—	—	—	3,736	34,580	18,062	162,839

Shares Redeemed

Class I	(50,348,984)	(503,984,898)	(56,059,511)	(569,212,146)	(2,420,139)	(21,795,842)	(4,415,047)	(40,122,522)

Class N	(11,630,383)	(113,571,215)	(12,560,686)	(127,795,738)	—	—	—	—

Class A	—	—	—	—	(2,677,014)	(22,745,872)	(21,374,834)	(195,576,787)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(19,369,364)	$(185,541,779)	(7,633,277)	$(56,696,612)	(1,779,050)	$(15,917,822)	(19,633,291)	$(178,866,058)

150	DoubleLine Funds Trust

March 31, 2021

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund

	Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2021			Year Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount

Shares Sold

Class I	340,583,825	$3,376,149,064	413,299,047	$4,142,041,555	14,358,100	$135,294,501		4,897,503	$46,272,444

Class N	35,129,828	347,517,208	68,201,797	683,148,009	632,775	5,795,462		2,844,946	27,251,918

Class R6	973,264	9,512,549	38,536	371,585	—	—		—	—

Reinvested Dividends

Class I	8,601,769	85,027,806	14,612,138	145,904,774	243,458	2,251,902		642,036	6,126,407

Class N	1,952,269	19,277,696	3,383,533	33,746,613	83,252	766,753		212,025	2,022,529

Class R6	10,781	106,939	283	2,785	—	—		—	—

Shares Redeemed

Class I	(335,259,977)	(3,315,055,225)	(418,140,806)	(4,156,392,730)	(7,192,416)	(66,124,694	)(a)	(24,754,479)	(232,990,598	)(b)

Class N	(73,254,311)	(722,010,331)	(64,123,211)	(637,373,765)	(4,899,529)	(44,350,591	)(a)	(8,984,612)	(85,788,588	)(b)

Class R6	(135,979)	(1,342,013)	—	—	—	—		—	—

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(21,398,531)	$(200,816,307)	17,271,317	$211,448,826	3,225,640	$33,633,333		(25,142,581)	$(237,105,888)

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund

	Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2021			Year Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount

Shares Sold

Class I	195,485,996	$3,046,783,133	213,871,084	$3,255,382,681	54,032,236	$506,510,483		60,811,160	$587,177,744

Class N	15,703,507	228,608,519	63,934,509	968,063,993	5,882,912	54,086,312		18,048,736	174,437,169

Class R6	635,172	11,790,758	10,276	162,682	67,312	652,927		10,267	100,000

Reinvested Dividends

Class I	5,128,268	83,098,105	16,977,686	261,778,092	2,669,614	24,884,913		3,760,894	36,060,759

Class N	586,974	9,340,673	3,632,280	56,263,787	678,502	6,296,878		934,670	8,941,661

Class R6	1,474	26,681	358	5,500	686	6,478		297	2,816

Shares Redeemed

Class I	(180,505,736)	(2,763,884,588)	(143,599,930)	(1,972,998,010)	(48,288,453)	(443,146,001)		(73,191,440)	(682,283,958)

Class N	(87,053,535)	(1,284,765,928)	(44,377,265)	(647,384,753)	(17,871,414)	(164,818,629)		(13,080,764)	(122,209,441)

Class R6	(18,819)	(330,285)	(5)	(73)	(44)	(429)		—	—

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(50,036,699)	$(669,332,932)	110,448,993	$1,921,273,899	(2,828,649)	$(15,527,068)		(2,706,180)	$2,226,750

	DoubleLine Low Duration Emerging Markets Fixed Income Fund				DoubleLine Long Duration Total Return Bond Fund

	Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2021			Year Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount

Shares Sold

Class I	14,577,587	$143,575,692	6,511,312	$64,411,677	2,069,460	$22,911,466		2,475,975	$26,253,003

Class N	1,796,430	17,615,867	950,189	9,409,964	780,702	8,909,509		1,624,424	17,424,363

Reinvested Dividends

Class I	340,225	3,348,896	474,868	4,692,687	174,105	1,858,956		93,786	994,938

Class N	50,107	493,812	70,197	694,641	116,931	1,246,222		61,399	649,692

Shares Redeemed

Class I	(12,426,465)	(122,663,051)	(7,843,036)	(76,698,056)	(2,085,164)	(24,399,181)		(1,825,854)	(19,401,359)

Class N	(1,043,720)	(10,357,607)	(1,668,978)	(16,475,093)	(1,420,809)	(16,183,176)		(1,412,741)	(14,926,614)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	3,294,164	$32,013,609	(1,505,448)	$(13,964,180)	(364,775)	$(5,656,204)		1,016,989	$10,994,023

Annual Report	|	March 31, 2021	151

Notes to Financial Statements (Cont.)

	DoubleLine Strategic Commodity Fund (Consolidated)				DoubleLine Global Bond Fund

	Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2021		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	11,204,635	$89,588,094	20,623,212	$183,631,088	3,168,598	$32,993,548	19,247,504	$200,229,741

Class N	1,115,982	8,861,301	1,911,244	17,239,232	34,749	358,181	87,124	903,488

Reinvested Dividends

Class I	—	—	348,516	3,213,314	8,343	89,275	8,715	91,029

Class N	—	—	36,492	334,269	1,358	14,502	5,694	59,631

Shares Redeemed

Class I	(12,313,065)	(93,088,198)	(49,835,301)	(411,996,736)	(45,264,419)	(479,552,298)	(2,555,226)	(26,434,299)

Class N	(2,694,958)	(21,355,455)	(5,009,510)	(43,737,335)	(191,743)	(2,029,979)	(1,487,227)	(15,520,722)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(2,687,406)	$(15,994,258)	(31,925,347)	$(251,316,168)	(42,243,114)	$(448,126,771)	15,306,584	$159,328,868

	DoubleLine Infrastructure Income Fund				DoubleLine Ultra Short Bond Fund

	Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2021		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	4,509,288	$46,476,303	2,567,017	$26,138,314	6,304,577	$63,278,623	13,315,273	$133,720,564

Class N	340,509	3,576,870	920,832	9,590,935	149,707	1,501,205	373,762	3,749,983

Reinvested Dividends

Class I	92,586	968,759	49,970	517,158	13,076	130,919	67,680	678,943

Class N	24,259	252,659	9,293	95,470	596	5,958	7,040	70,733

Shares Redeemed

Class I	(3,033,719)	(31,816,866)	(2,940,267)	(30,060,535)	(7,834,785)	(78,619,510)	(13,157,246)	(131,840,786)

Class N	(461,021)	(4,836,926)	(170,711)	(1,732,790)	(175,638)	(1,766,197)	(347,238)	(3,488,272)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,471,902	$14,620,799	436,134	$4,548,552	(1,542,467)	$(15,469,002)	259,271	$2,891,165

	DoubleLine Shiller Enhanced International CAPE®				DoubleLine Colony Real Estate and Income Fund

	Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2021		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	1,068,908	$12,154,076	1,678,761	$17,835,556	443,367	$4,469,594	1,634,476	$19,520,897

Class N	272,105	2,529,300	740,096	7,485,413	137,925	1,257,461	280,709	3,262,973

Reinvested Dividends

Class I	37,120	389,352	75,291	782,116	19,217	194,969	45,274	522,681

Class N	20,585	205,684	45,512	472,474	5,606	55,393	14,102	162,272

Shares Redeemed

Class I	(1,439,661)	(14,426,728)	(2,450,928)	(23,334,333)	(10,356,011)	(106,513,955)	(1,327,759)	(12,401,165)

Class N	(1,477,590)	(16,150,541)	(1,091,672)	(10,995,774)	(448,494)	(4,477,876)	(233,942)	(2,571,293)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(1,518,533)	$(15,298,857)	(1,002,940)	$(7,754,548)	(10,198,390)	$(105,014,414)	412,860	$8,496,365

152	DoubleLine Funds Trust

March 31, 2021

	DoubleLine Emerging Markets Local Currency Bond Fund				DoubleLine Income Fund

	Year Ended March 31, 2021		Period Ended March 31, 2020		Year Ended March 31, 2021		Period Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	3,151	$29,900	990,000	$9,900,000	16,970,154	$150,809,408	9,700,301	$96,648,583

Class N	—	—	10,000	100,000	372,127	3,184,081	112,263	1,111,380

Reinvested Dividends

Class I	18,834	176,174	12,331	118,826	235,928	2,120,446	27,151	260,324

Class N	166	1,555	105	1,016	8,050	71,391	1,435	13,697

Shares Redeemed

Class I	—	—	—	—	(11,161,300)	(97,388,254)	(1,078,584)	(10,744,370)

Class N	—	—	—	—	(165,954)	(1,444,686)	(40,116)	(383,413)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	22,151	$207,629	1,012,436	$10,119,842	6,259,005	$57,352,386	8,722,450	$86,906,201

	DoubleLine Multi-Asset Trend Fund (Consolidated)

	Period Ended March 31, 2021

	Shares	Amount

Shares Sold

Class I	1,066,937	$10,667,487

Class N	13,177	131,700

Reinvested Dividends

Class I	1,560	15,394

Class N	17	165

Shares Redeemed

Class I	—	—

Class N	—	—

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,081,691	$10,814,746

(a)	Net of redemption fees of $10,342 and $2,962 for Class I and Class N, respectively.
(b)	Net of redemption fees of $13,891 and $4,763 for Class I and Class N, respectively.

8.  Trustees Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of Funds designated by each Trustee or other funds managed by each Adviser and its affiliates. These amounts represent general unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statements of Operations include current fees (either paid in cash or deferred) and any increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

For the year ended March 31, 2021 the Trustees received as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees Fees

DoubleLine Total Return Bond Fund	$537,843	$21,953	$559,796

DoubleLine Core Fixed Income Fund	$117,691	$5,232	$122,923

DoubleLine Emerging Markets Fixed Income Fund	$11,826	$254	$12,080

DoubleLine Multi-Asset Growth Fund (Consolidated)	$689	$14	$703

DoubleLine Low Duration Bond Fund	$76,883	$2,480	$79,363

DoubleLine Floating Rate Fund	$965	$64	$1,029

Annual Report	|	March 31, 2021	153

Notes to Financial Statements (Cont.)

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees Fees

DoubleLine Shiller Enhanced CAPE®	$80,017	$3,735	$83,752

DoubleLine Flexible Income Fund	$12,237	$346	$12,583

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$2,381	$123	$2,504

DoubleLine Long Duration Total Return Bond Fund	$1,079	$31	$1,110

DoubleLine Strategic Commodity Fund (Consolidated)	$2,973	$(17)	$2,956

DoubleLine Global Bond Fund	$14,122	$408	$14,530

DoubleLine Infrastructure Income Fund	$4,275	$311	$4,586

DoubleLine Ultra Short Bond Fund	$2,886	$86	$2,972

DoubleLine Shiller Enhanced International CAPE®	$157	$13	$170

DoubleLine Colony Real Estate and Income Fund	$290	$36	$326

DoubleLine Emerging Markets Local Currency Bond Fund	$1	$5	$6

DoubleLine Income Fund	$747	$36	$783

DoubleLine Multi-Asset Trend Fund (Consolidated)	$—	$—	$—

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity during the year ended March 31, 2021 is as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

Average Market Value

Futures Contracts - Long	$20,115,821	$201,527	$—	$285,026	$—	$—	$—	$—	$—

Futures Contracts - Short	—	24,180	—	(428,432)	—	—	—	—	—

Average Notional Balance

Excess Return Swaps	—	10,870,490	7,049,480,000	—	149,720,000	—	37,580,000	96,860,000	10,764,438

Forward Currency Exchange Contracts	—	—	—	—	—	31,155,770	63,931,543	—	—

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses and are recorded in net realized gain (loss) on investments on the Statements of Operations. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss and are recorded in net realized gain (loss) on investments on the Statements of Operations. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the risk that the value of the underlying instrument will depreciate. Writing call options tends to decrease a Fund’s ability to benefit from appreciation in the value in the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability on the Fund’s Statement of Assets and Liabilities and marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains and are recorded in net realized gain (loss) on written options on the Statements of Operations. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold and are recorded in net realized gain (loss) on written options on the

154	DoubleLine Funds Trust

March 31, 2021

Statements of Operations. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument or index unit at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Such collateral is recorded in deposit at broker for futures in the Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. The variation margin is recorded on the Statements of Assets and Liabilities. The cumulative change in value of futures contracts is recorded in net unrealized appreciation (depreciation) on futures on the Statements of Assets and Liabilities. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are recorded in net realized gain (loss) on futures on the Statements of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded in net unrealized appreciation (depreciation) on forwards on the Statements of Assets and Liabilities. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed on the Statements of Operations. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements typically involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is generally settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty. Upfront premiums (received) paid including accretion (amortization) less any collateral held at the counterparty are reflected in deposit at broker for swaps on the Statements of Assets and Liabilities. The marked-to-market value less a financing rate, if any, is included in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity of the swap, the cumulative marked-to-market on the value less a financing rate, if any, is recorded in realized gain (loss) on swaps on the Statements of Operations.

Annual Report	|	March 31, 2021	155

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  The Funds may enter into interest rate swap agreements. Interest rate swap agreements involve an exchange with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The value is marked to market and is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, the interest on the notional amount of principal is exchanged and is recorded in net realized gain (loss) on swaps on the Statements of Operations.

Excess Return Swap Agreements  The Funds may enter into excess return swaps for investment purposes. Excess return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. The marked-to-market value less a financing rate, if any, is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swaps on the Statements of Operations. To the extent the marked-to-market value of an excess return swap appreciates to the benefit of a Fund and exceeds certain contractual thresholds, a Fund’s counterparty may be contractually required to provide collateral. If the marked-to-market value of an excess return swap depreciates in value to the benefit of a counterparty and exceeds certain contractual thresholds, a Fund would generally be required to provide collateral for the benefit of its counterparty. Assets provided by the Funds as collateral are reflected as a component of investments in unaffiliated securities at value on the Statements of Assets and Liabilities and are noted on the Schedules of Investments. Assets provided to a Fund by a counterparty as collateral are not assets of the Fund and are not a component of a Fund’s net asset value.

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the year ended March 31, 2021 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Assets and Liabilities Location	Commodity Risk	Credit Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$—	$1,211,795	$—	$1,211,795
DoubleLine Shiller Enhanced International CAPE®	—	—	—	1,594,495	—	1,594,495
Futures
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$(92,579)	$—	$96,987	$4,408
DoubleLine Long Duration Total Return Bond Fund	—	—	—	—	(1,544,615)	(1,544,615)
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$22,918	$—	$1,476,340	$—	$—	$1,499,258
DoubleLine Shiller Enhanced CAPE®	—	—	1,371,580,161	—	—	1,371,580,161
DoubleLine Strategic Commodity Fund (Consolidated)	(4,302,847)	—	—	—	—	(4,302,847)
DoubleLine Shiller Enhanced International CAPE®	—	—	8,179,818	—	—	8,179,818
DoubleLine Colony Real Estate and Income Fund	—	—	773,709	—	—	773,709
DoubleLine Multi-Asset Trend Fund (Consolidated)	(89,429)	—	—	—	(21,200)	(110,629)

156	DoubleLine Funds Trust

March 31, 2021

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2021 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Operations Location	Commodity Risk	Credit Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Realized Gain (Loss) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$—	$(5,780,627)	$—	$(5,780,627)
DoubleLine Shiller Enhanced International CAPE®	—	—	—	(95,238)	—	(95,238)
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$—	$95,215,506	$95,215,506
DoubleLine Multi-Asset Growth Fund (Consolidated)	—	—	3,995,895	(36,534)	107,018	4,066,379
DoubleLine Long Duration Total Return Bond Fund	—	—	—	—	(4,306,600)	(4,306,600)
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$(139,951)	$—	$654,623	$—	$—	$514,672
DoubleLine Shiller Enhanced CAPE®	—	—	895,486,306	—	—	895,486,306
DoubleLine Strategic Commodity Fund (Consolidated)	26,319,493	—	—	—	—	26,319,493
DoubleLine Shiller Enhanced International CAPE®	—	—	474,919	—	—	474,919
DoubleLine Colony Real Estate and Income Fund	—	—	(50,542)	—	—	(50,542)
Net Change in Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$—	$580,967	$—	$580,967
DoubleLine Shiller Enhanced International CAPE®	—	—	—	2,653,244	—	2,653,244
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$—	$(100,579,104)	$(100,579,104)
DoubleLine Multi-Asset Growth Fund (Consolidated)	—	—	(891,073)	(5,041)	(96,190)	(992,304)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	—	(3,027,052)	(3,027,052)
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$(24,401)	$—	$3,133,396	$—	$—	$3,108,995
DoubleLine Shiller Enhanced CAPE®	—	—	2,424,556,608	—	—	2,424,556,608
DoubleLine Strategic Commodity Fund (Consolidated)	20,681,749	—	—	—	—	20,681,749
DoubleLine Shiller Enhanced International CAPE®	—	—	15,823,290	—	—	15,823,290
DoubleLine Colony Real Estate and Income Fund	—	—	18,116,998	—	—	18,116,998
DoubleLine Multi-Asset Trend Fund (Consolidated)	(89,429)	—	—	—	(21,200)	(110,629)

10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements are intended to allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Annual Report	|	March 31, 2021	157

Notes to Financial Statements (Cont.)

As of March 31, 2021, the Funds held the following derivative instruments that were subject to offsetting on the Statements of Assets and Liabilities:

DoubleLine Multi-Asset Growth Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$1,535,624	$—	$1,535,624	$1,512,706	$—	$22,918

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$36,366	$—	$36,366	$—	$—	$36,366

DoubleLine Shiller Enhanced CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$1,372,340,697	$(760,536)	$1,371,580,161	$1,371,580,161	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$760,536	$(760,536)	$—	$—	$—	$—

DoubleLine Strategic Commodity Fund (Consolidated)

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$4,302,847	$—	$4,302,847	$4,302,847	$—	$—

DoubleLine Global Bond Fund

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Forwards	$1,211,795	$—	$1,211,795	$280,000	$—	$931,795

158	DoubleLine Funds Trust

March 31, 2021

DoubleLine Shiller Enhanced International CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Forwards	$1,656,324	$(61,829)	$1,594,495	$1,561,507	$—	$32,988

Swap Contracts	8,179,818	—	8,179,818	8,128,227	—	51,591

	$9,836,142	$(61,829)	$9,774,313	$9,689,734	$—	$84,579

Liabilities:

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
Description				Financial Instruments	Cash Collateral Pledged

Forwards	$61,829	$(61,829)	$—	$—	$—	$—

DoubleLine Colony Real Estate and Income Fund

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$773,709	$—	$773,709	$773,709	$—	$—

DoubleLine Multi-Asset Trend Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$390	$(390)	$—	$—	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$111,019	$(390)	$110,629	$110,629	$—	$—

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

Annual Report	|	March 31, 2021	159

Notes to Financial Statements (Cont.)

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, excluding the DoubleLine Emerging Markets Local Currency Bond Fund, (the “DoubleLine Funds”) an uncommitted $725,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Effective March 15, 2021, borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%. Prior to March 15, 2021, borrowings under this credit facility bore interest at the Bank’s prime rate less 0.50%.

The Bank has also made available to the DoubleLine Floating Rate Fund a committed $50,000,000 credit facility. Borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%. Prior to March 15, 2021, borrowings under this credit facility bore interest at the Bank’s prime rate less 0.50%.

Effective December 17, 2020, State Street Bank and Trust Company made available to the DoubleLine Emerging Markets Local Currency Bond Fund an uncommitted $30,000,000 credit facility with an annual non-refundable facility fee of $50,000. Under the terms of the credit facility, borrowings are limited to 15% of the Fund’s total assets. Borrowings under this credit facility bear interest at 0.10% plus 1.25% plus the greater of the Federal Funds Rate or the Overnight Bank Funding Rate as in effect on that day.

For the year ended March 31, 2021, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

DoubleLine Emerging Markets Fixed Income Fund	$9,464,500	$24,782,000	$8,676	$—	2.75%

DoubleLine Multi-Asset Growth Fund (Consolidated)	4,352,667	5,689,000	997	—	2.75%

DoubleLine Floating Rate Fund	4,897,242	13,744,000	12,345	60,327	2.75%

DoubleLine Flexible Income Fund	6,703,400	8,797,000	2,560	—	2.75%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	2,727,000	2,727,000	208	—	2.75%

DoubleLine Long Duration Total Return Bond Fund	286,333	394,000	66	—	2.75%

DoubleLine Strategic Commodity Fund (Consolidated)	635,000	635,000	49	—	2.75%

DoubleLine Shiller Enhanced International CAPE®	164,000	170,000	25	—	2.75%

DoubleLine Colony Real Estate and Income Fund	1,850,500	2,622,000	283	—	2.75%

13.  Significant Shareholder Holdings

As of March 31, 2021, shareholders affiliated with the Funds and/or Advisers (other than other DoubleLine Funds) owned shares of the Funds as follows:

	Shares	% of Total Outstanding Shares - Per Class	% of Total Outstanding Shares - Total Fund

DoubleLine Flexible Income Fund - Class R6	11,003	14%	0%

DoubleLine Colony Real Estate and Income Fund - Class I	520,383	44%	40%

DoubleLine Colony Real Estate and Income Fund - Class N	10,559	7%	40%

DoubleLine Emerging Markets Local Currency Bond Fund - Class I	1,021,142	100%	100%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N	10,271	100%	100%

DoubleLine Income Fund - Class I	1,055,425	7%	7%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class I	991,461	93%	93%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class N	10,013	76%	93%

Investment activities of these shareholders could have a material affect on each Fund. See the description of Large Shareholder Risk in the following Principal Risks Note. For information on greater than 5% holders of certain Funds by other DoubleLine Funds, see Note 3 on Related and Other Party Transactions.

160	DoubleLine Funds Trust

March 31, 2021

14.  To-Be-Announced Securities

The Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase the Fund’s exposure to interest rate risk and could also expose the Fund to counterparty default risk. In order to mitigate counterparty default risk, the Fund only enters TBAs with counterparties for which the risk of default is determined to be remote. At the end of the period and as a purchaser or seller of TBAs, the DoubleLine Total Return Bond and DoubleLine Core Fixed Income Funds segregated cash or cash equivalents as collateral as required in accordance with application industry regulations.

15.  Principal Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

affiliated fund risk:  the risk that, due to its own financial interest or other business considerations, an Adviser will have an incentive to invest a Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, an Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset allocation risk:  the risk that a Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

commodities risk:  the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A Fund will likely at times have significant exposure to particular sectors through its commodities-related investments, including, for example, the energy sector, industrial metals precious metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

Annual Report	|	March 31, 2021	161

Notes to Financial Statements (Cont.)

•

confidential information access risk:  the risk that the intentional or unintentional receipt of material, non-public information by an Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk:  the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to a Fund when they are due. As a result, a Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a Fund.

°

LIBOR risk:  LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. The phase out of a majority of the U.S. dollar LIBOR publications is expected to occur some time in 2023, with the remainder of LIBOR publications expected to end at the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates, though there can be no assurance any such publications would be considered representative of the underlying market. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk:  the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by an Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase a Fund’s transaction costs, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with

162	DoubleLine Funds Trust

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that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. In October 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives (“Rule 18f-4”), which will impose limits on the amount of derivatives a Fund can enter into and will treat derivatives, as well as certain debt securities, as senior securities. A Fund’s ability to use derivative instruments and other senior securities, including any credit facilities available to it, and to invest and operate as it has historically, may be adversely affected as a result of new Rule 18f-4 under the 1940 Act once compliance is required in the middle of 2022.

•

emerging market country risk:  the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that a Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems; fewer investor protections; less regulatory oversight; thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

equity issuer risk:  the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

exchange-traded note risk:  the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to the credit risk of the issuer.

•

financial services risk:  the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital of funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

focused investment risk:  the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a Fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If a Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds”, have a

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Notes to Financial Statements (Cont.)

higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

index risk:  the risk that the portion of a Fund invested in instruments based on an index or basket of commodities or that use an index or basket of commodities as the reference asset may not match or may underperform the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which a Fund invests may not correlate with the performance of the index or basket and/or may underperform the index or basket due to by transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the index or basket, or the Fund may be unable to find parties who are willing to do so transactions at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. There can be no guarantee that any index, will be maintained indefinitely or that a Fund will be able to continue to utilize a specific index to implement the Fund’s principal investment strategies indefinitely.

•

inflation-indexed bond risk:  the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk:  the risk that an investment company or other pooled investment vehicle, including any exchange-traded funds (“ETFs”) or money market funds, in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk:  the risk that certain account holders, including an Adviser or funds or accounts over which an Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited operating history risk:  the risk that a recently formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) any collateral securing a loan may be insufficient or unavailable to a Fund because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if a Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the

164	DoubleLine Funds Trust

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Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

•

market capitalization risk:  the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as those experienced in the first calendar quarter of 2020 in response to an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. A Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational and information security risks:  an investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to a Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

•

portfolio management risk:  the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk:  the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

preferred securities risk:  the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, a Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk:  the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, real estate investment trusts

Annual Report	|	March 31, 2021	165

Notes to Financial Statements (Cont.)

(“REITs”), no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

reliance on each adviser:  the risk associated with each Fund’s ability to achieve its investment objective being dependent upon each Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

•

restricted securities risk:  the risk that a Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that a Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and a Fund may be unable to dispose of the security promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk:  the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which a Fund has established a short position will result in a loss to the Fund.

•

sovereign debt obligations risk:  the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•

structured products and structured notes risk:  the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase a Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.

•

tax risk:  in order to qualify as a regulated investment company under the Code, a Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income a Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of a Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

U.S. Government securities risk:  the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk:  the risk that a Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes

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of calculating the Fund’s net asset value (“NAV”). The valuation of a Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

16.  Recently Issued Accounting Pronouncements

In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

17.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no additional subsequent events that would need to be disclosed in the Funds’ financial statements.

Annual Report	|	March 31, 2021	167

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund (Consolidated), DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Colony Real Estate and Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Income Fund and DoubleLine Multi-Asset Trend Fund (Consolidated)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments—summary for DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE®, and DoubleLine Flexible Income Fund, and schedules of investments for DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund (Consolidated), DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Colony Real Estate and Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Income Fund, and DoubleLine Multi-Asset Trend Fund (Consolidated) (nineteen of the funds constituting DoubleLine Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Fund
DoubleLine Total Return Bond Fund (1)
DoubleLine Core Fixed Income Fund (1)
DoubleLine Emerging Markets Fixed Income Fund (1)
DoubleLine Multi-Asset Growth Fund (Consolidated) (1)
DoubleLine Low Duration Bond Fund (1)
DoubleLine Floating Rate Fund (1)
DoubleLine Shiller Enhanced CAPE® (1)
DoubleLine Flexible Income Fund (1)
DoubleLine Low Duration Emerging Markets Fixed Income Fund (1)
DoubleLine Long Duration Total Return Bond Fund (1)
DoubleLine Strategic Commodity Fund (Consolidated) (1)
DoubleLine Global Bond Fund (1)
DoubleLine Infrastructure Income Fund (1)
DoubleLine Ultra Short Bond Fund (1)
DoubleLine Shiller Enhanced International CAPE® (1)
DoubleLine Colony Real Estate and Income Fund (1)
DoubleLine Emerging Markets Local Currency Bond Fund (2)
DoubleLine Income Fund (3)
DoubleLine Multi-Asset Trend Fund (Consolidated) (4)

(1)	Statement of operations for the year ended March 31, 2021 and statement of changes in net assets for each of the two years in the period ended March 31, 2021
(2)

Statement of operations for the year ended March 31, 2021 and statement of changes in net assets for the year ended March 31, 2021 and for the period June 28, 2019 (commencement of operations) through March 31, 2020

(3)

Statement of operations for the year ended March 31, 2021 and statement of changes in net assets for the year ended March 31, 2021 and for the period September 3, 2019 (commencement of operations) through March 31, 2020

(4)	Statement of operations and statement of changes in net assets for the period February 26, 2021 (commencement of operations) through March 31, 2021

168	DoubleLine Funds Trust

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Los Angeles, California

May 20, 2021

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010

Annual Report	|	March 31, 2021	169

Shareholder Expenses	(Unaudited) March 31, 2021

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2020 through March 31, 2021. Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) for all funds except the DoubleLine Multi-Asset Trend Fund. The DoubleLine Multi-Asset Trend actual dollar amounts are multiplied by 33/365 which is based on the inception date of February 26, 2021.

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio(b)	Beginning Account Value	Ending Account Value at 3/31/21	Expenses Paid During Period(a)(b)	Ending Account Value at 3/31/21	Expenses Paid During Period(a)(b)

DoubleLine Total Return Bond Fund	Class I	0.49%	$1,000	$989	$2.43	$1,022	$2.47

	Class N	0.74%	$1,000	$988	$3.67	$1,021	$3.73

	Class R6	0.44%	$1,000	$989	$2.18	$1,023	$2.22

DoubleLine Core Fixed Income Fund	Class I	0.42%	$1,000	$996	$2.09	$1,023	$2.12

	Class N	0.67%	$1,000	$995	$3.33	$1,022	$3.38

	Class R6	0.39%	$1,000	$997	$1.94	$1,023	$1.97

DoubleLine Emerging Markets Fixed Income Fund	Class I	0.89%	$1,000	$1,056	$4.56	$1,020	$4.48

	Class N	1.14%	$1,000	$1,054	$5.84	$1,019	$5.74

DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.04%	$1,000	$1,099	$5.44	$1,020	$5.24

	Class A	1.29%	$1,000	$1,096	$6.74	$1,018	$6.49

DoubleLine Low Duration Bond Fund	Class I	0.42%	$1,000	$1,013	$2.11	$1,023	$2.12

	Class N	0.67%	$1,000	$1,011	$3.36	$1,022	$3.38

	Class R6	0.39%	$1,000	$1,013	$1.96	$1,023	$1.97

170	DoubleLine Funds Trust

(Unaudited) March 31, 2021

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio(b)	Beginning Account Value	Ending Account Value at 3/31/21	Expenses Paid During Period(a)(b)	Ending Account Value at 3/31/21	Expenses Paid During Period(a)(b)

DoubleLine Floating Rate Fund	Class I	0.69%	$1,000	$1,045	$3.52	$1,021	$3.48

	Class N	0.95%	$1,000	$1,043	$4.84	$1,020	$4.78

DoubleLine Shiller Enhanced CAPE®	Class I	0.54%	$1,000	$1,223	$2.99	$1,022	$2.72

	Class N	0.79%	$1,000	$1,221	$4.38	$1,021	$3.98

	Class R6	0.51%	$1,000	$1,223	$2.83	$1,022	$2.57

DoubleLine Flexible Income Fund	Class I	0.73%	$1,000	$1,052	$3.73	$1,021	$3.68

	Class N	0.98%	$1,000	$1,051	$5.01	$1,020	$4.94

	Class R6	0.72%	$1,000	$1,053	$3.69	$1,021	$3.63

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$1,015	$2.96	$1,022	$2.97

	Class N	0.84%	$1,000	$1,012	$4.21	$1,021	$4.23

DoubleLine Long Duration Total Return Bond Fund	Class I	0.50%	$1,000	$869	$2.33	$1,022	$2.52

	Class N	0.75%	$1,000	$868	$3.49	$1,021	$3.78

DoubleLine Strategic Commodity Fund (Consolidated)	Class I	1.10%	$1,000	$1,308	$6.33	$1,019	$5.54

	Class N	1.35%	$1,000	$1,304	$7.76	$1,018	$6.79

DoubleLine Global Bond Fund	Class I	0.56%	$1,000	$973	$2.75	$1,022	$2.82

	Class N	0.80%	$1,000	$972	$3.93	$1,021	$4.03

DoubleLine Infrastructure Income Fund	Class I	0.56%	$1,000	$1,013	$2.81	$1,022	$2.82

	Class N	0.81%	$1,000	$1,012	$4.06	$1,021	$4.08

DoubleLine Ultra Short Bond Fund	Class I	0.25%	$1,000	$1,001	$1.25	$1,024	$1.26

	Class N	0.49%	$1,000	$1,001	$2.44	$1,022	$2.47

DoubleLine Shiller Enhanced International CAPE®	Class I	0.63%	$1,000	$1,269	$3.56	$1,022	$3.18

	Class N	0.87%	$1,000	$1,268	$4.92	$1,021	$4.38

DoubleLine Colony Real Estate and Income Fund	Class I	0.65%	$1,000	$1,175	$3.53	$1,022	$3.28

	Class N	0.90%	$1,000	$1,175	$4.88	$1,020	$4.53

DoubleLine Emerging Markets Local Currency Bond Fund	Class I	0.90%	$1,000	$1,016	$4.52	$1,020	$4.53

	Class N	1.15%	$1,000	$1,014	$5.78	$1,019	$5.79

DoubleLine Income Fund	Class I	0.65%	$1,000	$1,072	$3.36	$1,022	$3.28

	Class N	0.90%	$1,000	$1,071	$4.65	$1,020	$4.53

DoubleLine Multi-Asset Trend Fund (Consolidated)	Class I	0.38%	$1,000	$989	$0.31	$1,023	$1.72

	Class N	0.58%	$1,000	$988	$0.52	$1,022	$2.92

(a) Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The actual dollar amounts shown as expenses paid during the period for the DoubleLine Multi-Asset Trend Fund are multiplied by 33/365 which is based on the inception date of February 26, 2021.

(b) Reflects fee waiver and expense limitation arrangements in effect during the period.

Annual Report	|	March 31, 2021	171

Growth of Investment	(Unaudited) March 31, 2021

DoubleLine Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year	5 Year	10 Years	Since Inception (4/6/2010)

DoubleLine Total Return Bond Fund Class I	3.32%	2.85%	4.10%	5.40%

Bloomberg Barclays U.S. Aggregate Bond Index	0.71%	3.10%	3.44%	3.65%

DoubleLine Total Return Bond Fund Class R6	3.38%	2.86%	4.11%	5.41%

DoubleLine Total Return Bond Fund Class N	3.06%	2.59%	3.84%	5.15%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The inception date of Class I shares of DoubleLine Total Return Bond Fund was 4/6/2010, while the inception date of Class R6 shares was 7/31/2019. The returns of Class R6 shares shown for periods prior to its inception date reflect the returns of Class I shares. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

172	DoubleLine Funds Trust

(Unaudited) March 31, 2021

DoubleLine Core Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year		5 Years	10 Years	Since Inception (6/1/2010)

DoubleLine Core Fixed Income Fund Class I	6.94%		3.46%	4.30%	4.88%

Bloomberg Barclays U.S. Aggregate Bond Index	0.71%		3.10%	3.44%	3.47%

DoubleLine Core Fixed Income Fund Class R6	7.07%	[3]	3.49%	4.32%	4.89%

DoubleLine Core Fixed Income Fund Class N	6.67%		3.20%	4.04%	4.62%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The inception date of Class I shares of DoubleLine Core Fixed Income Fund was 6/1/2010, while the inception date of Class R6 shares was 7/31/2019. The returns of Class R6 shares shown for periods prior to its inception date reflect the returns of Class I shares. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

[3]

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Annual Report	|	March 31, 2021	173

Growth of Investment (Cont.)

DoubleLine Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year	5 Years	10 Years	Since Inception (4/6/2010)

DoubleLine Emerging Markets Fixed Income Fund Class I	24.72%	6.22%	5.01%	5.59%

J.P. Morgan Emerging Markets Bond Index Global Diversified	16.00%	5.05%	5.63%	5.89%

DoubleLine Emerging Markets Fixed Income Fund Class N	24.38%	5.94%	4.74%	5.33%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

J.P. Morgan Emerging Markets Bond Global Diversified Index—This index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt supplies by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the Emerging Markets Bond Global Diversified are identical to those covered by EMBI Global. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

174	DoubleLine Funds Trust

(Unaudited) March 31, 2021

DoubleLine Multi-Asset Growth Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year		5 Years	10 Years	Since Inception (12/20/2010)

DoubleLine Multi-Asset Growth Fund Class I	29.01%		6.82%	4.43%	4.43%

S&P 500® Index	56.35%		16.29%	13.91%	14.25%

Blended Benchmark USD Unhedged	32.72%		9.12%	6.55%	6.89%

Blended Benchmark USD Hedged	31.19%		9.42%	7.30%	7.49%

DoubleLine Multi-Asset Growth Fund (with load) Class A	23.22%	[3]	5.60%	3.71%	3.71%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Blended Benchmark—The Blended Benchmark USD Unhedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%) Hedged to USD. The MSCI ACWI is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index and Bloomberg Barclays Global Aggregate Bond Index Hedged to USD represent measures of global investment grade debt from twenty-four local currency markets. These multi-currency benchmarks include treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Returns on the Bloomberg Barclays Global Aggregate Bond Index are calculated on a currency unhedged basis; returns on the Bloomberg Barclays Global Aggregate Bond Index Hedged to USD are calculated on a currency hedged basis in U.S. dollars.

[3]

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Annual Report	|	March 31, 2021	175

Growth of Investment (Cont.)

DoubleLine Low Duration Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year	5 Years	Since Inception (9/30/2011)

DoubleLine Low Duration Bond Fund Class I	7.08%	2.65%	2.40%

ICE BofA 1-3 Year U.S. Treasury Index	0.24%	1.71%	1.22%

Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index	1.19%	1.96%	1.52%

DoubleLine Low Duration Bond Fund Class R6	7.12%	2.66%	2.41%

DoubleLine Low Duration Bond Fund Class N	6.82%	2.37%	2.14%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The inception date of Class I shares of DoubleLine Low Duration Bond Fund was 9/30/2011, while the inception date of Class R6 shares was 7/31/2019. The returns of Class R6 shares shown for periods prior to its inception date reflect the returns of Class I shares. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The ICE BofA 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

The Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index is the 1-3 year component of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with the index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

176	DoubleLine Funds Trust

(Unaudited) March 31, 2021

DoubleLine Floating Rate Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year	5 Years	Since Inception (2/1/2013)

DoubleLine Floating Rate Fund Class I	16.95%	3.79%	3.21%

S&P/LSTA Leveraged Loan Index	20.71%	5.28%	4.04%

DoubleLine Floating Rate Fund Class N	16.73%	3.52%	2.97%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

S&P/LSTA Leveraged Loan Index—The S&P/LSTA Leveraged Loan Index is a capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	|	March 31, 2021	177

Growth of Investment (Cont.)

DoubleLine Shiller Enhanced CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year	5 Years	Since Inception (10/31/2013)

DoubleLine Shiller Enhanced CAPE® Class I	70.87%	17.39%	15.88%

S&P 500® Index	56.35%	16.29%	13.90%

Shiller Barclays CAPE® U.S. Sector Total Return USD Index	60.28%	17.34%	15.44%

DoubleLine Shiller Enhanced CAPE® Class R6	70.82%	17.41%	15.89%

DoubleLine Shiller Enhanced CAPE® Class N	70.45%	17.10%	15.59%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The inception date of Class I shares of DoubleLine Shiller Enhanced CAPE® was 10/31/2013, while the inception date of Class R6 shares was 7/31/2019. The returns of Class R6 shares shown for periods prior to its inception date reflect the returns of Class I shares. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Shiller Barclays CAPE® U.S. Sector Total Return Index—The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The Index aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to reduce the risk of investing in a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

178	DoubleLine Funds Trust

(Unaudited) March 31, 2021

DoubleLine Flexible Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year	5 Years	Since Inception (4/7/2014)

DoubleLine Flexible Income Fund Class I	19.59%	4.38%	3.62%

LIBOR USD 3 Month	0.37%	1.46%	1.14%

ICE BofA 1-3 Year Eurodollar Index	4.28%	2.60%	2.23%

DoubleLine Flexible Income Fund Class R6	19.78%	4.42%	3.64%

DoubleLine Flexible Income Fund Class N	19.43%	4.13%	3.37%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The inception date of Class I shares of DoubleLine Flexible Income Fund was 4/7/2014, while the inception date of Class R6 shares was 7/31/2019. The returns of Class R6 shares shown for periods prior to its inception date reflect the returns of Class I shares. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

LIBOR USD 3 Month —London Interbank Offered Rate (LIBOR) is an indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

ICE BofA 1-3 Year Eurodollar Index—The index is a subset of The BofA Merrill Lynch Eurodollar Index including all securities with a remaining term to final maturity less than 3 years. The BofA Merrill Lynch Eurodollar Index tracks the performance of US dollar-denominated investment grade quasigovernment, corporate, securitized and collateralized debt publicly issued in the eurobond markets. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch). The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	|	March 31, 2021	179

Growth of Investment (Cont.)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year	5 Years	Since Inception (4/7/2014)

DoubleLine Low Duration Emerging Markets Fixed Income Fund Class I	8.33%	3.80%	3.14%

JP Morgan CEMBI Broad Diversified 1-3 Year index	14.12%	4.53%	3.98%

DoubleLine Low Duration Emerging Markets Fixed Income Fund Class N	7.94%	3.53%	2.90%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

JP Morgan CEMBI Broad Diversified 1-3 Year Index—This index is a market capitalization weighted index consisting of US denominated emerging market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

180	DoubleLine Funds Trust

(Unaudited) March 31, 2021

DoubleLine Long Duration Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year		5 Years	Since Inception (12/15/2014)

DoubleLine Long Duration Total Return Bond Fund Class I	-12.24%		2.76%	3.46%

Bloomberg Barclays U.S. Long Government/Credit Index	-2.05%		5.47%	5.01%

DoubleLine Long Duration Total Return Bond Fund Class N	-12.46%	[3]	2.53%	3.20%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Long Government/Credit Index—This index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

[3]

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Annual Report	|	March 31, 2021	181

Growth of Investment (Cont.)

DoubleLine Strategic Commodity Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year	5 Years	Since Inception (5/18/2015)

DoubleLine Strategic Commodity Fund Class I	39.07%	3.65%	0.67%

Bloomberg Commodity Index	35.04%	2.31%	-2.89%

DoubleLine Strategic Commodity Fund Class N	38.57%	3.37%	0.40%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Commodity Total Return Index—This index is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

182	DoubleLine Funds Trust

(Unaudited) March 31, 2021

DoubleLine Global Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year	5 Years	Since Inception (12/17/2015)

DoubleLine Global Bond Fund Class I	1.59%	0.55%	1.47%

FTSE World Government Bond Index	1.82%	2.15%	3.44%

DoubleLine Global Bond Fund Class N	1.30%	0.30%	1.22%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

FTSE World Government Bond Index—This index measures the performance of fixed-rate, local currency and investment grade sovereign bonds. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	|	March 31, 2021	183

Growth of Investment (Cont.)

DoubleLine Infrastructure Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year	Since Inception (4/1/2016)

DoubleLine Infrastructure Income Fund Class I	12.73%	4.02%

Bloomberg Barclays U.S. Aggregate Bond Index	0.71%	3.11%

DoubleLine Infrastructure Income Fund Class N	12.45%	3.77%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

184	DoubleLine Funds Trust

(Unaudited) March 31, 2021

DoubleLine Ultra Short Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year	Since Inception (6/30/2016)

DoubleLine Ultra Short Bond Fund Class I	2.91%	1.44%

ICE BofA 3-Month U.S. Treasury Bill Index	0.12%	1.24%

DoubleLine Ultra Short Bond Fund Class N	2.65%	1.21%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

ICE BofA 3-Month Treasury Bill Index—This index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	|	March 31, 2021	185

Growth of Investment (Cont.)

DoubleLine Shiller Enhanced International CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year	Since Inception (12/23/2016)

DoubleLine Shiller Enhanced International CAPE® Class I	65.24%	10.92%

MSCI Europe Net Total Return USD Index	44.95%	9.42%

DoubleLine Shiller Enhanced International CAPE® Class N	64.90%	10.67%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

MSCI Europe Net Return USD Index—This index captures large and mid cap representation across 15 Developed Markets (DM) countries in Europe. With 446 constituents, the index covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

186	DoubleLine Funds Trust

(Unaudited) March 31, 2021

DoubleLine Colony Real Estate and Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year	Since Inception (12/17/2018)

DoubleLine Colony Real Estate and Income Fund Class I	37.15%	8.89%

Dow Jones U.S. Select REIT Total Return Index	36.66%	7.00%

DoubleLine Colony Real Estate and Income Fund Class N	37.12%	8.74%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Dow Jones U.S. Select REIT Total Return Index—This index is designed to measure the performance of publicly traded real estate securities. The index is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. The Dow Jones U.S. Select Real Estate Securities Index (RESI) seeks to measure equity real estate investment trusts (REITs) and real estate operating companies (REOCs) traded in the U.S. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	|	March 31, 2021	187

Growth of Investment (Cont.)

DoubleLine Emerging Markets Local Currency Bond

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year	Since Inception (6/28/2019)

DoubleLine Emerging Markets Local Currency Bond Fund Class I	10.60%	-1.87%

J.P. Morgan GBI-EM Global Diversified Index	13.03%	-0.18%

DoubleLine Emerging Markets Local Currency Bond Fund Class N	10.24%	-2.16%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

J.P. Morgan GBI-EM Global Diversified Total Return Index—This index is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

188	DoubleLine Funds Trust

(Unaudited) March 31, 2021

DoubleLine Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year	Since Inception (9/3/2019)

DoubleLine Income Fund Class I	19.70%	-0.68%

Bloomberg Barclays U.S. Aggregate Bond Index	0.71%	2.10%

DoubleLine Income Fund Class N	19.67%	-0.77%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	|	March 31, 2021	189

Growth of Investment (Cont.)

DoubleLine Multi-Asset Trend Fund

Value of a $100,000 Investment

Class I Shares1

Since Inception Total Returns1

As of March 31, 2021

Since Inception (2/26/2021)

DoubleLine Mult-Asset Trend Fund Class I	-1.15%

Credit Suisse Managed Futures Liquid Total Return Index	1.08%

DoubleLine Mult-Asset Trend Fund Class N	-1.17%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Credit Suisse Managed Futures Liquid Total Return Index—This index seeks to gain broad exposure to the Managed Futures strategy using a pre-defined quantitative methodology to invest in a range of asset classes including: equities, fixed income, commodities and currencies.

190	DoubleLine Funds Trust

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2021

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Colony Real Estate and Income Fund

DoubleLine Emerging Markets Local Currency Bond Fund

DoubleLine Income Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

DoubleLine Yield Opportunities Fund

At a meeting in February 2021, the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds listed above (the “Funds”) approved the continuation of the investment advisory and sub-advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and/or to DoubleLine Alternatives LP, as appropriate in the context.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2021 meeting with management and at meetings held in preparation for that February 2021 meeting, including portions held outside the presence of management, specifically to review and consider materials related to the proposed continuation of each Advisory Agreement. The Trustees meet regularly with investment advisory, compliance, risk management, operational, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds, DoubleLine’s investment program for each Fund, the performance of each Fund, the expense of each Fund, and the operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the

Annual Report	|	March 31, 2021	191

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including among others Mr. Jeffrey Gundlach, and the strong investor interest in products managed by DoubleLine.

The Trustees reviewed reports prepared by Strategic Insight (the “Strategic Insight Reports”), an Asset International Company (“Strategic Insight”), that compared, among other information, each Fund’s net management fee rate and net total expense ratio (Class I shares with respect to the open-end Funds) against the net management fee rate and net total expense ratio of a group of peers selected by Strategic Insight, and each Fund’s performance records (Class I shares with respect to the open-end Funds) for the one-year, three-year (where applicable), and five-year (where applicable) periods ended December 31, 2020 against the performance records of those funds in each Fund’s Morningstar category and the performance of the Fund’s broad-based benchmark index. The Independent Trustees met with Strategic Insight representatives to review the comparative information set out in the Strategic Insight Reports, the methodologies used by Strategic Insight in compiling those reports and the peer groups used within those reports, and considerations to weigh in evaluating the comparative information presented in those reports.

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees considered, among other things, the specific factors cited by DoubleLine for any relative underperformance of the Funds. In this regard, the Trustees noted that many of the Funds underperformed either the average performance of the funds in their Morningstar categories and/or their benchmark index over one or more of the periods shown. The Independent Trustees considered DoubleLine’s explanation for each Fund’s relative underperformance, and noted DoubleLine’s explanation that the principal drivers of that underperformance included, among other things, some or all of the following: the poor relative performance of the mortgage-backed and other asset-backed securities held by a Fund in parts of 2020, a Fund’s significant underweight exposure to corporate bonds relative to its peers and/or its benchmark index, and a Fund’s shorter duration positioning relative to its peers and/or its benchmark index. The Trustees noted in this regard that those investment positions appeared generally consistent with DoubleLine’s long-term focus on structured products, such as mortgage-backed securities, as an integral component of its approach to fixed income investing and DoubleLine’s historical approach to risk management. The Trustees also considered information Strategic Insight and DoubleLine provided regarding differences in investment mandate, investment focus, and/or investment approach between a Fund and other funds in a Fund’s Morningstar category.

In addition, the Trustees reviewed and considered information that DoubleLine provides to them quarterly regarding each Fund’s relative performance for other measurement periods, including each Fund’s since inception performance. The Trustees noted that in the case of Funds with more than five years of investment operations the information DoubleLine provides quarterly includes performance information for a longer measuring period than the longest period shown in the Strategic Insight Reports. In evaluating that information, the Trustees took into account that that information was not prepared by Strategic Insight, nor was it prepared using the same methodologies as the Strategic Insight Reports, but they noted that the performance information for longer periods of time might better represent a Fund’s performance record over one or more full market cycles. The Trustees noted in this regard that a number of the Funds that had underperformed on a relative basis over one or more shorter periods of time shown in the Strategic Insight Reports had strong relative performance over the longer since-inception periods shown in the information DoubleLine provided to them as part of their regular quarterly materials for their February 2021 meeting.

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ net management fees and net total expenses. As part of their review, the Trustees considered each open-end Fund’s net management fee rate relative to its expense peer group. The Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a lowest cost provider, nor does it have a policy to set its advisory fees below the median of a Fund’s peers. In respect of the three open-end Funds with net management fees that were in the fourth quartile of their expense groups, the Trustees considered, among other things, that significant differences exist between the Fund’s principal investment strategies and those of the bulk of the funds in its peer group, as in the case of DoubleLine Infrastructure Income Fund; DoubleLine’s demonstrated significant expertise and experience running the investment strategy over the long term, as in the case of DoubleLine Total Return Bond Fund; or the Fund’s strong relative long-term performance record as shown in the Strategic Insight Report, as in the case of DoubleLine Emerging Markets Fixed Income Fund. The Trustees noted also that, in each case, there were one or more funds in each of those Funds’ peer groups with higher net management fees and, in some cases, multiple funds with significantly higher net management fees.

The Trustees also considered the portion of the Strategic Insight Reports covering the open-end Funds’ net total expenses, noting that the reports showed that each open-end Fund, other than DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Infrastructure Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Strategic Commodity Fund, and DoubleLine Total Return Bond Fund, had a net total expense ratio in the first or second quartile of its expense peer group. The Trustees noted that DoubleLine Floating Rate Fund’s net total expense ratio was at exactly the median of its peer group, that DoubleLine Total Return Bond Fund’s net total expense ratio was

192	DoubleLine Funds Trust

(Unaudited) March 31, 2021

less than 1 basis point above the median of its peer group, and that DoubleLine Emerging Markets Local Currency Bond Fund’s net total expense ratio was 2 basis points above the median of its peer group. The Trustees noted that each of DoubleLine Infrastructure Income Fund, DoubleLine Multi-Asset Growth Fund, and DoubleLine Strategic Commodity Fund had net total expense ratios significantly below the high end of the range of their expense groups and had net total expense ratios below several other funds in their expense peer groups. The Trustees noted that only one Fund, DoubleLine Emerging Markets Fixed Income Fund, had a net total expense ratio that was in the fourth comparative quartile of its expense peer group and, in that respect, they noted that the Fund’s net total expense ratio was below a number of its peers and in line with several others, and they also took into account DoubleLine Emerging Markets Fixed Income Fund’s favorable longer-term performance, which was above the median of its Morningstar category for the three-year and five-year periods shown and above its benchmark index for the five-year period shown (the longest performance period shown for the Fund in the Strategic Insight Report).

In respect of the closed-end Funds, the Trustees considered the information in the Strategic Insight Reports regarding the Funds’ net management fees and net total expenses, based on each Fund’s net assets (i.e., excluding the principal amount of borrowings) and, separately, on each Fund’s total managed assets. As to DoubleLine Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fee rate and net total expense ratio were shown in the Strategic Insight Report to be higher than the median of the Fund’s expense peer group on both a net assets and a total managed assets basis, though below one or more of DBL’s expense group peers in each instance. The Independent Trustees noted that DBL’s net management fees were in the third quartile of DBL’s expense group on both a net assets and a total managed assets basis and that DBL’s net total expenses were in the third quartile of DBL’s expense group on a net assets basis, but in the fourth quartile of the expense group when measured against total managed assets. In this regard the Strategic Insight Report showed that DBL had utilized lower levels of leverage relative to many of its expense group peers on the measuring date used for the Strategic Insight Report. The Trustees also considered DoubleLine’s statement that DBL’s fees reflect the experience and expertise DoubleLine brings to managing the Fund.

As to DoubleLine Income Solutions Fund (“DSL”), the Trustees noted that DSL’s net total expense ratio was below the median of its expense peer group on both a net assets and a total managed assets basis and that its net management fee rate was below the median of its expense peer group on a total managed assets basis and above, though near, the median of its expense group on a net assets basis. In evaluating the comparative net management fee and net total expense ratios of DSL, the Trustees considered DSL’s first quartile relative performance over the longest period shown in the Strategic Insight Report and DoubleLine’s statement that the Fund’s fees reflect the experience and expertise DoubleLine brings to managing the Fund.

As to DoubleLine Yield Opportunities Fund (“DLY”), the Trustees noted that DLY had less than a year of performance history and that it had performed in the third quartile of its Morningstar peer group over the six-month period ended December 31, 2020 and above the median, though below the average, of its peer group for the three-month period ended December 31, 2020.

The Trustees compared DLY’s net management fees and net total expenses to two peer groups assembled by Strategic Insight: (1) a group of closed-end funds that had recently launched with organizational and offering expense arrangements similar to those of DLY (“Group A”) and (2) a group of leveraged closed-end bond funds, which had not necessarily adopted recent structural changes in the closed-end marketplace (or which were launched prior to when those changes began to be adopted) (“Group B”). The Trustees noted that DLY’s net management fee was above the median net management fee of Group A, though below a number of the funds in Group A, and that DLY’s net total expense ratio was equal to the median total expense ratio of Group A, in each case when measured against each fund’s net assets. The Trustees noted that DLY’s net management fee and net total expense ratio compared less favorably against the funds in Group A when measured by reference to total managed assets. In this regard the Strategic Insight Report showed that DLY had utilized lower levels of leverage relative to many of its Group A peers on the measuring date used for the Strategic Insight Report. The Trustees noted also that DLY’s net management fees were generally higher, and in some cases substantially higher, than the fees of the peer funds in Group B, though not unreasonably so in light of the risks that DoubleLine had assumed as DLY’s sponsor in line with recent structural changes in the closed-end marketplace, the complexity of the Fund’s investment strategies, and DoubleLine’s investment experience and expertise. In evaluating the comparative net management fee rate of DLY, the Trustees considered DoubleLine’s representation that it believes that DLY represents good value to shareholders, in light of the expertise and experience of DLY’s portfolio managers, Messrs. Gundlach and Sherman, with whom the Board was familiar.

The Trustees noted that each of DBL, DSL, and DLY had employed leverage during some or all of the period shown in the Strategic Insight Reports, and considered information from DoubleLine intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage, including incremental management fees.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, liquidity monitoring

Annual Report	|	March 31, 2021	193

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered information provided by DoubleLine relating to its historical and continuing commitment to hire additional resources and to invest in technology enhancements to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, and are in most cases lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in subadvising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it subadvises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a subadviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account among other things information about both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative long-term performance of the relevant Funds, the consistency and transparency of the Funds’ investment operations over time, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered information regarding DoubleLine’s reinvestment in its business to maintain its ability to provide high-quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate changing regulatory requirements.

In their evaluation of economies of scale, the Trustees considered, among other things, the pricing of the Funds and DoubleLine’s reported profitability, and that a number of the open-end Funds had achieved significant size. They noted also that none of the Funds has breakpoints in its advisory fee schedule, though the Trustees considered management’s view that the fee schedules for the Funds remained consistent with DoubleLine’s original pricing philosophy of proposing an initial management fee rate that generally, when taking into account expense limitations (where applicable), reflects reasonably foreseeable economies of scale. In this regard, the Trustees noted also that the information provided by Strategic Insight supported the view that the net management fees of the largest open-end Funds remained fairly priced. The Trustees further noted that DoubleLine was subsidizing the expenses of a number of Funds with less scale, with the prospect of recouping those fees at a later date. In evaluating economies of scale more generally, the Trustees also noted ongoing changes to the regulatory environment, which required DoubleLine to re-invest in its business and infrastructure. On the basis of these factors and others, the Trustees concluded that it was not necessary at the present time to implement breakpoints for any of the Funds, although they would continue to consider the question periodically in the future.

With regard to DBL, DSL, and DLY, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. The Trustees noted DoubleLine’s view that the levels of its profitability in respect of DBL, DSL, and DLY are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

194	DoubleLine Funds Trust

(Unaudited) March 31, 2021

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement(s); that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement; that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

DoubleLine Multi-Asset Trend Fund

At the February 18, 2021 meeting of the Board of Trustees (the “Trustees”) of DoubleLine Funds Trust (the “Trust”), the Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) voting separately, approved the Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of DoubleLine Multi-Asset Trend Fund (the “Fund”), and DoubleLine Alternatives LP (“DoubleLine Alternatives”), and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between DoubleLine Capital LP (“DoubleLine Capital”), DoubleLine Alternatives, and, solely with respect to Section 7 thereof, the Trust on behalf of the Fund. This summary describes a number, but not necessarily all, of the most important factors considered by the Trustees and the Independent Trustees. In this summary, the Sub-Advisory Agreement and the Advisory Agreement are sometimes referred to collectively as the “Agreements”; DoubleLine Capital and DoubleLine Alternatives are sometimes referred to collectively as the “Advisers” or “DoubleLine.”

The Trustees considered a wide range of materials, including information provided to the Trustees in connection with their duties as Trustees of the other funds within the Trust and in connection with their consideration of the renewal of the advisory contracts between the Advisers and the other funds within the Trust, which occurred at the same February 2021 meeting. The Trustees noted that their deliberations and conclusions may be informed, at least in part, by their other recent deliberations, as well as the information gathered over the course of the year. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees’ determination to approve the Agreements was based on an evaluation of all of the information provided to them. The Trustees noted that the Trust was proposed to be a party to the Sub-Advisory Agreement solely for purposes of providing the same indemnification by the Fund that DoubleLine Capital receives from other funds within the Trust when it serves directly as investment adviser to such funds. The Trustees noted that the non-fee terms of the Agreements were substantially similar to those of the investment management agreements in effect for the most recently launched funds within the Trust. The Trustees considered that, under the Sub-Advisory Agreement, DoubleLine Capital would manage the Fund’s fixed income portfolio as sub-adviser and provide other services related to that portion of the portfolio, and DoubleLine Alternatives would perform all other functions contemplated by the Advisory Agreement. In their evaluation of the services provided by DoubleLine and the Fund’s contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including among others Mr. Jeffrey Gundlach, and the strong investor interest in products managed by DoubleLine.

The Trustees considered that the strategy of the Fund would be similar to that of DoubleLine Shiller Enhanced CAPE® (“CAPE”), DoubleLine Shiller Enhanced International CAPE® (together with CAPE, the “CAPE Funds”), and DoubleLine Colony Real Estate and Income Fund (the “Colony Fund”), in that the Fund’s investment portfolio would consist of fixed income investments, on the one hand, and exposure to an index – the BNP Paribas Multi-Asset Trend Index (the “Index”) – that DoubleLine Alternatives expected to achieve through swaps, on the other. The Trustees considered DoubleLine’s experience in managing the CAPE Funds and the Colony Fund and noted that the proposed portfolio managers of the Fund were the same as those of the CAPE Funds and the Colony Fund. The Trustees considered the qualifications, experience, and responsibilities of the proposed portfolio management team of the Fund and other key personnel who would be involved in the day-to-day investment activities of the Fund. The Trustees considered DoubleLine Capital’s experience in managing fixed income portfolios generally. They also considered the portfolio management team’s experience managing swaps, including index-based swaps, and DoubleLine’s experience more generally trading and valuing those instruments.

Annual Report	|	March 31, 2021	195

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

The Trustees considered that DoubleLine Alternatives would provide a variety of services to the Fund in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, liquidity monitoring services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Fund’s other service providers. The Trustees also considered the nature, extent, and structure of the compliance procedures and the trading capabilities of DoubleLine Alternatives and DoubleLine Capital. The Trustees concluded that it appeared that the Advisers would have, or have available to them, sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures to perform their duties under the proposed Agreements and that the nature, overall quality, and extent of the management services to be provided to the Fund appeared likely to be satisfactory and reliable. They also considered the possible effects of adding an additional fund to the Trust on the capacities of the Advisers.

The Trustees considered the proposed structure and level of the advisory fee to be paid under the Advisory Agreement and of the sub-advisory fee to be paid under the Sub-Advisory Agreement. The Trustees noted that the latter would be paid to DoubleLine Capital by DoubleLine Alternatives, not by the Fund directly. The Trustees considered that DoubleLine Alternatives anticipated launching the Fund with two classes of shares and noted the overall fee structure and expense caps proposed for the Fund. The Trustees considered comparative expense information (Class I shares) provided by Strategic Insight, an Asset International Company (“Strategic Insight”). The Independent Trustees met with representatives of Strategic Insight who had participated in the construction and analysis of the comparative expense peer group shown in the Strategic Insight report. In this regard, the Trustees considered Strategic Insight’s comments that it is somewhat difficult to develop an entirely suitable expense peer group for the Fund because of the distinctiveness of the Fund’s proposed principal investment strategy. The Trustees noted that the information provided by Strategic Insight indicated that the Fund’s proposed advisory fee under the Advisory Agreement was, on both a contractual basis and a net basis (after taking into account management fee waivers and/or fund expense reimbursements), the lowest in the peer group. The Trustees also noted that the information showed that the Fund’s anticipated net expense ratio for Class I shares, after taking into account the expense cap DoubleLine Alternatives proposed for the Fund, was the lowest in the peer group. In assessing the Fund’s proposed advisory fee and the expected net expense ratio against the information in the Strategic Insight report, the Trustees considered information that DoubleLine had provided with respect to the fees and expenses that would be incurred by the Fund in connection with the Fund’s swap investments and index exposures, which would reduce the Fund’s return on such investments and exposures but would not be reflected in the Fund’s net expense ratio.

The Trustees reviewed information as to general estimates of the Advisers’ profitability from managing the Fund during the proposed initial term, taking into account among other things information about both the direct and the indirect benefits to the Advisers. The Trustees considered information provided by the Advisers as to the methods they use, and the assumptions they make, in calculating their profitability. The Trustees also considered in this regard DoubleLine Alternatives’ significant investment in sponsoring, forming, registering, and promoting the Fund during its start-up period and the related risks of those activities. The Trustees noted other benefits that could potentially be received by the Advisers and their affiliates as a result of the Advisers’ relationship with the Fund, including possible ancillary benefits to the Advisers’ retail and institutional investment management businesses due to the reputation and potential market penetration of the Fund. The Trustees considered DoubleLine Alternatives’ representation that it had proposed an advisory fee designed to cause the Fund to have a competitive fee structure even at low asset levels and that, in DoubleLine Alternatives’ belief, the proposed advisory fee reflected reasonably foreseeable economies of scale that the Advisers might experience as the Fund’s assets grow at least through the proposed initial term. The Trustees considered that DoubleLine Alternatives was also implementing an expense cap for each share class of the Fund that would limit the overall expense ratio of the Fund during the proposed initial term of the Agreements. In light of all of the information evaluated, including relevant information received from the Advisers in prior meetings concerning other funds within the Trust, the Trustees concluded that the Advisers’ profit from managing the Fund would likely not be excessive during the proposed initial term and that it did not appear appropriate at this time to consider the implementation of breakpoints in the advisory fee.

The Trustees noted that due to tax rules applicable to companies seeking to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended, the Advisers had formed a subsidiary, DoubleLine Multi-Asset Trend Ltd. (“Multi-Asset Trend Ltd.”), wholly owned by the Fund and organized as a Cayman Islands exempted company, in order to obtain the Fund’s desired investment exposure without eliminating the Fund’s ability to qualify as a regulated investment company. The Trustees evaluated the investment management agreement between Multi-Asset Trend Ltd. and DoubleLine Alternatives in the same manner as they had considered the Advisory Agreement for the Fund.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreements for the proposed initial term.

196	DoubleLine Funds Trust

Statement Regarding the Funds’ Liquidity Risk Management Program	(Unaudited) March 31, 2021

The Funds have adopted a liquidity risk management program. The program’s principal objectives include mitigating the risk that a Fund is unable to meet its redemption obligations timely and supporting each Fund’s compliance with its limits on investments in illiquid assets. For the fiscal year ended March 31, 2021, the program administrator determined that the program supported each Fund’s ability to honor redemption requests timely and the Adviser’s management of each Fund’s liquidity profile. The program includes a number of elements that support the assessment and management of liquidity risk, including the periodic classification and re-classification of a Fund’s investments into groupings based on the Adviser’s view of their liquidity. There can be no assurance that the program will achieve its objectives. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Annual Report	|	March 31, 2021	197

Federal Tax Information	(Unaudited) March 31, 2021

For the fiscal year ended March 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.01%

DoubleLine Emerging Markets Fixed Income Fund	0.10%

DoubleLine Multi-Asset Growth Fund (Consolidated)	2.70%

DoubleLine Low Duration Bond Fund	0.01%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.06%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Colony Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2021 was as follows:

Dividends Received Deduction

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	1.69%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Colony Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.00%

198	DoubleLine Funds Trust

(Unaudited) March 31, 2021

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2021 for each Fund was as follows:

Qualified Short-Term Gains

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.00%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%

DoubleLine Long Duration Total Return Bond Fund	62.76%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Colony Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2021 for each Fund was as follows:

Qualified Interest Income

DoubleLine Total Return Bond Fund	100.00%

DoubleLine Core Fixed Income Fund	81.14%

DoubleLine Emerging Markets Fixed Income Fund	1.06%

DoubleLine Multi-Asset Growth Fund (Consolidated)	87.31%

DoubleLine Low Duration Bond Fund	75.66%

DoubleLine Floating Rate Fund	98.05%

DoubleLine Shiller Enhanced CAPE®	85.89%

DoubleLine Flexible Income Fund	68.42%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	25.43%

DoubleLine Long Duration Total Return Bond Fund	58.18%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	68.15%

DoubleLine Ultra Short Bond Fund	94.22%

DoubleLine Shiller Enhanced International CAPE®	76.58%

DoubleLine Colony Real Estate and Income Fund	90.79%

DoubleLine Emerging Markets Local Currency Bond Fund	2.73%

DoubleLine Income Fund	95.07%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.58%

Annual Report	|	March 31, 2021	199

Federal Tax Information (Cont.)

For the fiscal year ended March 31, 2021 each fund earned foreign source income and paid foreign taxes, which each intend to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source Income Earned	Foreign Taxes Paid

DoubleLine Emerging Markets Fixed Income Fund	$33,285	$4,993

DoubleLine Low Duration Bond Fund	$40,833,296	$1,952

DoubleLine Flexible Income Fund	$13,161,596	$122

DoubleLine DoubleLine Low Duration Emerging Markets Fixed Income Fund	$4,054,951	$464

DoubleLine Emerging Markets Local Currency Bond Fund	$467,201	$12,488

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

200	DoubleLine Funds Trust

Trustees and Officers	(Unaudited) March 31, 2021

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since March 2010	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	23	None

John C. Salter, 1957	Trustee	Indefinite/Since March 2010	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	23	None

Raymond B. Woolson, 1958	Trustee	Indefinite/Since March 2010	President, Apogee Group, Inc., a company providing financial consulting services.	23	Independent Trustee, Advisors Series Trust (an open-end investment company with 42 portfolios)(3)

(1) The address of each Independent Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.

(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.

Each of the following Trustees is an interested person of the Trust as defined in the 1940 Act because they are officers of the Adviser and hold direct or indirect ownership interests in DoubleLine Capital LP and DoubleLine Alternatives LP. Additionally, Mr. Redell is an officer of the Trust.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital (since December 2009).	20	None

Ronald R. Redell, 1970	President and Trustee	Indefinite/President Since Inception and Trustee Since January 2019	Trustee, Chairman, President and Chief Executive Officer of DoubleLine Yield Opportunities Fund (since November 2019); Trustee, Chairman, President, and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019 and Executive from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	23	None

(1) The address of each Interested Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com.

Annual Report	|	March 31, 2021	201

Trustees and Officers (Cont.)

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Henry V. Chase, 1949	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since January 2020	Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since January 2020); Chief Financial Officer, DoubleLine Capital (since January 2013); Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2019).

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Yield Opportunities Fund (since November 2019); Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Yield Opportunities Fund (since November 2019); Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since April 2021 and Secretary Since July 2018	Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Secretary, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Funds Trust (since July 2018); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President	Indefinite/ Since Since May 2012	Vice President and Assistant Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013 and inception, respectively); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).

202	DoubleLine Funds Trust

(Unaudited) March 31, 2021

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	Vice President	Indefinite/Vice President Since May 2016	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2016); Vice President, DoubleLine Income Solutions Fund (since May 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Formerly, Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (from November 2019 to September 2020); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Equity LP and DoubleLine Alternatives (from March 2016 to September 2020).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since January 2020	Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2020); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since January 2020); Assistant Treasurer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017). Formerly, Assistant Treasurer, DoubleLine Income Solutions Fund (from January 2013 to May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).

Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives LP (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Gheorghe Rotar, 1984	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Funds Trust (since February 2019); U.S. Funds Operations Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from April 2014 to December 2017); Fund Operations, PIMCO (from September 2007 to April 2014).

Dawn Oswald, 1980	Vice President	Indefinite/Since January 2020	Vice President, DoubleLine Funds Trust (since January 2020); Vice President, DoubleLine Yield Opportunities Fund (since January 2020); Vice President, DoubleLine Income Solutions Fund (since January 2020); Vice President, DoubleLine Opportunistic Credit Fund (since January 2020); Pricing Manager, DoubleLine Capital (since January 2018). Formerly, Operations Specialist, DoubleLine Capital (from July 2016 to January 2018). Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).

Annual Report	|	March 31, 2021	203

Trustees and Officers (Cont.)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Robert Herron, 1987	Vice President	Indefinite/Since June 2020	Vice President, DoubleLine Funds Trust (since June 2020); Vice President, DoubleLine Yield Opportunities Fund (since June 2020); Vice President, DoubleLine Income Solutions Fund (since June 2020); Vice President, DoubleLine Opportunistic Credit Fund (since June 2020). Manager–Risk Analytics, DoubleLine Capital (since January 2017); Formerly, Analyst–Risk Analytics, DoubleLine Capital (from October 2011 to January 2017).

Jose Sarmenta, 1975	Anti-Money Laundering Officer	Indefinite/Since September 2020	Anti-Money Laundering Officer, DoubleLine Funds Trust (since September 2020); Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (since September 2020); Anti-Money Laundering Officer, DoubleLine Opportunistic Credit Fund (since September 2020); Anti-Money Laundering Officer, DoubleLine Income Solutions Fund (since September 2020); Compliance Analyst, DoubleLine Capital (since October 2019); Formerly, Compliance Manager, Anti-Money Laundering Manager for CIM Group (from November 2017 to October 2019); Governance and Risk Manager for PennyMac Financial Services Inc. (from July 2015 to November 2017).

(1) The address of each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

204	DoubleLine Funds Trust

Information About Proxy Voting	(Unaudited) March 31, 2021

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, Part F of Form N-PORT is available on the SEC website at www.sec.gov.

This report includes summary Schedules of Investments for the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE® and DoubleLine Flexible Income Fund. A complete Schedule of Investments for each Fund may be obtained, without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC website at www.sec.gov.

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Annual Report	|	March 31, 2021	205

Privacy Policy	(Unaudited) March 31, 2021

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their website is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google. com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

206	DoubleLine Funds Trust

(Unaudited) March 31, 2021

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Annual Report	|	March 31, 2021	207

Privacy Policy (Cont.)

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change, that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

208	DoubleLine Funds Trust

Investment Advisers:

DoubleLine Capital LP and DoubleLine Alternatives LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

111 East Kilbourn Avenue

Suite 2200

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodians:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-ANNUAL-DFT

DoubleLine || 333 South Grand Avenue, 18th Floor || Los Angeles, CA 90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

(b) Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2021	FYE 3/31/2020
(a) Audit Fees	$1,098,740	$1,050,255
(b) Audit-Related Fees	$900	$900
(c) Tax Fees	$257,365	$243,003
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

1

(e)(2) The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2021	FYE 3/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2021	FYE 3/31/2020
Registrant	$257,365	$243,003
Registrant’s Investment Adviser	$1,474,153	$1,093,738

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The information required by this Item 6 (except with respect to the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE Fund, and DoubleLine Flexible Income Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE Fund, and DoubleLine Flexible Income Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The DoubleLine Total Return Bond Fund’s, DoubleLine Core Fixed Income Fund’s, DoubleLine Shiller Enhanced CAPE Fund’s, and DoubleLine Flexible Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

2

DoubleLine Total Return Bond Fund

Schedule of Investments

March 31, 2021

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 4.9%
3,596,243	AASET Ltd., Series 2018-1A-B	5.44	% (a)	01/16/2038	3,434,448
35,073,570	AASET Ltd., Series 2019-2-A	3.38	% (a)	10/16/2039	35,169,216
24,522,865	AASET Trust, Series 2020-1A-A	3.35	% (a)	01/16/2040	24,472,078
45,000,000	Affirm Asset Securitization Trust, Series 2020-A-A	2.10	% (a)	02/18/2025	45,502,627
9,148,976	Affirm Asset Securitization Trust, Series 2020-Z1-A	3.46	% (a)	10/15/2024	9,275,234
12,787,647	Affirm Asset Securitization Trust, Series 2020-Z2-A	1.90	% (a)	01/15/2025	12,925,856
7,774,334	Aqua Finance Trust, Series 2017-A-A	3.72	% (a)	11/15/2035	8,002,313
21,500,000	Bojangles LLC, Series 2020-1A-A2	3.83	% (a)	10/20/2050	22,542,954
44,030,088	Business Jet Securities LLC, Series 2020-1A-A	2.98	% (a)	11/15/2035	44,505,613
45,481,250	CAL Funding IV Ltd., Series 2020-1A-A	2.22	% (a)	09/25/2045	45,679,603
35,535,714	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	35,665,242
67,194,974	Castlelake Aircraft Securitization Trust, Series 2017-1-A	3.97%		07/15/2042	67,420,615
7,871,157	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13	% (a)	06/15/2043	7,907,324
26,950,722	CLI Funding LLC, Series 2019-1A-A	3.71	% (a)	05/18/2044	27,105,829
19,270,000	CLI Funding LLC, Series 2020-1A-A	2.08	% (a)	09/18/2045	19,261,059
4,046,502	CLUB Credit Trust, Series 2017-P2-C	4.91	% (a)	01/15/2024	4,078,999
12,315,188	Coinstar Funding LLC, Series 2017-1A-A2	5.22	% (a)	04/25/2047	12,374,532
1,513,817	Commonbond Student Loan Trust, Series 2015-A-A	3.20	% (a)	06/25/2032	1,518,862
5,033,971	Commonbond Student Loan Trust, Series 2016-A-A1	3.32	% (a)	05/25/2040	5,173,550
647,327	Consumer Installment Loan Trust, Series 2018-6-PT	7.84	% (a)(b)	06/17/2041	629,060
15,543,184	Credit Suisse ABS Trust, Series 2020-AT1-A	2.61	% (a)	10/15/2026	15,871,922
39,300,000	DataBank Issuer, Series 2021-1A-A2	2.06	% (a)	02/27/2051	39,169,799
7,880,000	DB Master Finance LLC, Series 2019-1A-A2I	3.79	% (a)	05/20/2049	8,078,109
26,322,133	Dividend SLR, Series 2019-1-A	3.67	% (a)	08/22/2039	27,847,203
36,877,500	Domino’s Pizza Master Issuer LLC, Series 2019-1A-A2	3.67	% (a)	10/25/2049	38,863,597
2,452,832	Earnest Student Loan Program LLC, Series 2016-B-A2	3.02	% (a)	05/25/2034	2,455,883
3,224,867	Earnest Student Loan Program LLC, Series 2016-D-A2	2.72	% (a)	01/25/2041	3,232,784
34,526,312	ECAF Ltd., Series 2015-1A-A2	4.95	% (a)	06/15/2040	32,818,986
4,339,476	Falcon Aerospace Ltd., Series 2017-1-A	4.58	% (a)	02/15/2042	4,411,677
1,066,129	Foundation Finance Trust, Series 2016-1A-A	3.96	% (a)	06/15/2035	1,074,660
6,466,639	Foundation Finance Trust, Series 2019-1A-A	3.86	% (a)	11/15/2034	6,695,243
24,769,338	GAIA Aviation Ltd., Series 2019-1-A	3.97	% (a)(c)	12/15/2044	24,713,830
31,611,368	Global SC Finance SRL, Series 2020-1A-A	2.17	% (a)	10/17/2040	31,737,839
23,084,540	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	22,317,510
4,266,783	HERO Funding Trust, Series 2016-3A-A2	3.91	% (a)	09/20/2042	4,412,831
10,818,503	HERO Funding Trust, Series 2016-4A-A2	4.29	% (a)	09/20/2047	11,290,891
3,150,000	Hertz Vehicle Financing II LP, Series 2019-2A-B	3.67	% (a)	05/25/2025	3,158,857
12,226,377	Horizon Aircraft Finance Ltd., Series 2018-1-A	4.46	% (a)	12/15/2038	12,433,321
26,487,057	Horizon Aircraft Finance Ltd., Series 2019-1-A	3.72	% (a)	07/15/2039	26,363,177
47,640,000	JACK, Series 2019-1A-A23	4.97	% (a)	08/25/2049	51,352,052
10,550,000	Jersey Mike’s Funding, Series 2019-1A-A2	4.43	% (a)	02/15/2050	11,206,713
56,114,750	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% (a)	07/30/2047	59,586,727
21,278,849	JOL Air Ltd., Series 2019-1-A	3.97	% (a)	04/15/2044	21,459,144
7,148,098	Kestrel Aircraft Funding Ltd., Series 2018-1A-A	4.25	% (a)	12/15/2038	7,178,127
70,971,141	Labrador Aviation Finance Ltd., Series 2016-1A-A1	4.30	% (a)	01/15/2042	70,114,732
11,950,867	LendingClub Receivables Trust, Series 2020-3-A	3.50	% (a)	01/16/2046	12,124,632
16,560,251	LendingClub Receivables Trust, Series 2020-5A-A	3.50	% (a)	03/15/2046	16,698,036
1,950,000	Loanpal Solar Loan Ltd., Series 2021-1GS-B	2.84	% (a)	01/20/2048	1,914,643
15,184,788	Lunar Aircraft Ltd., Series 2020-1A-A	3.38	% (a)	02/15/2045	14,932,629
194,050	Marlette Funding Trust, Series 2018-4A-A	3.71	% (a)	12/15/2028	194,282
21,836,005	Mosaic Solar Loan Trust, Series 2017-2A-A	3.82	% (a)	06/22/2043	23,531,232
12,693,957	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01	% (a)	06/22/2043	13,718,836
16,003,424	Mosaic Solar Loan Trust, Series 2018-2GS-A	4.20	% (a)	02/22/2044	17,443,940
2,742,055	Mosaic Solar Loan Trust, Series 2019-1A-A	4.37	% (a)	12/21/2043	3,004,536
23,000,000	Navient Private Education Loan Trust, Series 2017-A-B	3.91	% (a)	12/16/2058	23,513,675
30,000,000	Navient Private Education Loan Trust, Series 2018-BA-B	4.13	% (a)	12/15/2059	30,510,816
15,800,000	Neighborly Issuer LLC, Series 2021-1A-A2	3.58	% (a)	04/30/2051	15,934,338
6,308,301	Newtek Small Business Loan Trust, Series 2018-1-A (Prime Rate—0.55%)	2.70	% (a)	02/25/2044	6,162,332
5,719,829	OneMain Financial Issuance Trust, Series 2017-1A-A1	2.37	% (a)	09/14/2032	5,729,301
12,500,000	Oxford Finance Funding LLC, Series 2019-1A-A2	4.46	% (a)	02/15/2027	12,952,522
47,452,734	Pioneer Aircraft Finance Ltd., Series 2019-1-A	3.97	% (a)	06/15/2044	47,288,073
17,345,438	Primose Funding LLC, Series 2019-1A-A2	4.48	% (a)	07/30/2049	17,757,947
17,658,390	Prosper Trust, Series 2019-ST1-A	4.50	% (a)	07/15/2025	17,934,356
19,245,770	Raptor Aircraft Finance LLC, Series 2019-1-A	4.21	% (a)	08/23/2044	18,353,306
11,789,466	Renew, Series 2017-2A-A	3.22	% (a)	09/22/2053	12,021,459
46,171,285	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23	% (a)	03/15/2040	45,998,974
16,832,409	Sapphire Aviation Finance Ltd., Series 2020-1A-B	4.34	% (a)	03/15/2040	15,868,670
24,000,000	SBA Tower Trust	1.88	% (a)	01/15/2026	24,322,562
9,330,000	ServiceMaster Funding LLC, Series 2020-1-A2II	3.34	% (a)	01/30/2051	9,583,659
26,900,100	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75	% (a)	10/15/2042	26,733,589
8,000,493	Sierra Timeshare Receivables Funding LLC, Series 2020-2A-B	2.32	% (a)	07/20/2037	8,153,331
4,463,891	Sierra Timeshare Receivables Funding LLC, Series 2020-2A-C	3.51	% (a)	07/20/2037	4,605,646
7,575,756	SLM Private Credit Student Loan Trust, Series 2006-A-A5 (3 Month LIBOR USD + 0.29%)	0.47%		06/15/2039	7,409,974
5,857,742	SLM Private Credit Student Loan Trust, Series 2006-B-A5 (3 Month LIBOR USD + 0.27%)	0.45%		12/15/2039	5,743,758
33,710,710	SLVRR, Series 2019-1-A	3.97	% (a)	07/15/2044	33,667,156
87,582,683	SoFi Alternative Trust, Series 2021-A-PT1	1.48	% (a)(b)	03/15/2047	87,155,017
70,829,439	SoFi Alternative Trust, Series 2021-A-PT2	1.48	% (a)(b)	03/15/2047	70,483,579
38,895,973	SoFi Alternative Trust, Series 2021-B-PT1	1.76	% (a)(b)	02/15/2047	39,162,060
49,854,031	SoFi Alternative Trust, Series 2021-B-PT2	1.76	% (a)(b)	02/15/2047	50,195,082
432,529	SoFi Consumer Loan Program LLC, Series 2016-1-A	3.26	% (a)	08/25/2025	433,349
1,463,330	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78	% (a)	09/25/2026	1,471,229
4,146,437	SoFi Professional Loan Program, Series 2016-A-A2	2.76	% (a)	12/26/2036	4,208,502
20,000,000	SoFi Professional Loan Program, Series 2017-E-B	3.49	% (a)	11/26/2040	20,734,012
13,000,000	SoFi Professional Loan Program, Series 2017-E-C	4.16	% (a)	11/26/2040	13,570,934
22,800,000	SoFi Professional Loan Program, Series 2018-A-B	3.61	% (a)	02/25/2042	23,866,502
18,000,000	SoFi Professional Loan Program, Series 2018-B-BFX	3.83	% (a)	08/25/2047	18,888,169
29,528,999	Springleaf Funding Trust, Series 2017-AA-A	2.68	% (a)	07/15/2030	29,615,962
23,918,358	Sprite Ltd., Series 2017-1-A	4.25	% (a)	12/15/2037	24,291,437
218,320	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32	% (a)	06/15/2028	220,607
19,790,000	Stack Infrastructure Issuer LLC, Series 2020-1A-A2	1.89	% (a)	08/25/2045	19,867,401
22,357,719	Start Ltd., Series 2018-1-A	4.09	% (a)	05/15/2043	22,461,481
42,556,273	Sunbird Engine Finance LLC, Series 2020-1A-A	3.67	% (a)	02/15/2045	41,442,278
13,602,552	Sunnova Helios Issuer LLC, Series 2018-1A-A	4.87	% (a)	07/20/2048	14,635,331
15,670,070	Sunnova Helios Issuer LLC, Series 2019-AA-A	3.75	% (a)	06/20/2046	16,841,903
31,172,009	Sunnova Sol Issuer LLC, Series 2020-2A-A	2.73	% (a)	11/01/2055	31,253,524
47,382,065	Sunnova Sol LLC, Series 2020-1A-A	3.35	% (a)	02/01/2055	48,756,032
32,511,650	Taco Bell Funding LLC, Series 2018-1A-A2I	4.32	% (a)	11/25/2048	32,808,114
18,950,000	TAL Advantage VII LLC, Series 2020-1A-A	2.05	% (a)	09/20/2045	18,956,077
4,026,875	TAL Advantage VII LLC, Series 2020-1A-B	3.82	% (a)	09/20/2045	4,010,217
12,209,711	Textainer Marine Containers Ltd., Series 2020-1A-A	2.73	% (a)	08/21/2045	12,441,739
10,247,030	Textainer Marine Containers Ltd., Series 2020-2A-A	2.10	% (a)	09/20/2045	10,293,789
3,337,125	Textainer Marine Containers Ltd., Series 2020-2A-B	3.34	% (a)	09/20/2045	3,321,269
6,015,350	Upgrade Master Pass-Thru Trust, Series 2019-ST2-A	3.90	% (a)	09/15/2025	6,083,118
28,221,061	Upgrade Master Pass-Thru Trust, Series 2021-PT1-A	8.12	% (a)	04/15/2027	28,385,392
20,000,000	Upgrade Master Pass-Thru Trust, Series 2021-PT3-A	5.72	% (a)	06/15/2027	20,122,780
9,931,286	Upgrade Receivables Trust, Series 2019-1A-C	5.15	% (a)	03/15/2025	9,986,066
23,010,753	Upstart Pass-Through Trust, Series 2020-ST5-A	3.00	% (a)	12/20/2026	23,124,886
17,936,432	Upstart Pass-Through Trust, Series 2021-ST1-A	2.75	% (a)	02/20/2027	18,108,575
14,432,976	Upstart Securitization Trust, Series 2020-2-A	2.31	% (a)	11/20/2030	14,547,441
18,453,125	Vantage Data Centers Issuer LLC, Series 2019-1A-A2	3.19	% (a)	07/15/2044	19,245,232
32,425,000	Vantage Data Centers Issuer LLC, Series 2020-2A-A2	1.99	% (a)	09/15/2045	31,928,606
17,997,890	Vivint Solar Financing LLC, Series 2018-1A-A	4.73	% (a)	04/30/2048	19,383,734
22,637,440	VR Funding LLC, Series 2020-1A-A	2.79	% (a)	11/15/2050	22,231,860
34,965,397	Waterfall Commercial Mortgage Trust, Series 2015-SBC5-A	4.10	% (a)(b)	09/14/2022	35,684,380
6,688,748	Wave LLC, Series 2019-1-A	3.60	% (a)	09/15/2044	6,722,446
20,107,500	Wendy’s Funding LLC, Series 2019-1A-A2II	4.08	% (a)	06/15/2049	21,297,229
1,254,975	Westlake Automobile Receivables Trust, Series 2019-2A-A2A	2.57	% (a)	02/15/2023	1,257,944
49,828,887	Willis Engine Structured Trust, Series 2020-A-A	3.23	% (a)	03/15/2045	47,964,040
10,500,000	Wingstop Funding LLC, Series 2020-1A-A2	2.84	% (a)	12/05/2050	10,687,618
14,508,312	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61	% (a)	10/15/2038	14,392,086

Total Asset Backed Obligations (Cost $2,447,520,430)					2,476,837,867

Bank Loans—0.1%
11,146,667	Aligned Energy LLC	3.33	% (d)(l)	09/02/2023	11,146,667
26,853,333	Aligned Energy LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	3.96%		09/02/2023	26,853,333

Total Bank Loans (Cost $38,000,000)					38,000,000

Collateralized Loan Obligations—3.0%
10,000,000	AGL Ltd., Series 2020-5A-B (3 Month LIBOR USD + 2.78%, 2.78% Floor)	3.00	% (a)	07/20/2030	10,040,792
2,000,000	Anchorage Capital Ltd., Series 2014-3RA-B (3 Month LIBOR USD + 1.50%)	1.72	% (a)	01/28/2031	1,999,437
36,000,000	Anchorage Capital Ltd., Series 2018-10A-A1A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.44	% (a)	10/15/2031	35,948,966
3,000,000	Apidos Ltd., Series 2013-12A-CR (3 Month LIBOR USD + 1.80%)	2.04	% (a)	04/15/2031	2,977,382
35,000,000	Assurant Ltd., Series 2018-3A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.45	% (a)	10/20/2031	35,048,587
10,450,000	Bain Capital Credit Ltd., Series 2019-3A-B2 (3 Month LIBOR USD + 1.87%, 1.87% Floor)	2.09	% (a)	10/21/2032	10,465,376
5,000,000	BlueMountain Ltd., Series 2018-2A-B (3 Month LIBOR USD + 1.70%, 1.70% Floor)	1.89	% (a)	08/15/2031	5,006,534
5,000,000	Broad River BSL Funding , Series 2020-1A-B (3 Month LIBOR USD + 2.38%, 2.38% Floor)	2.60	% (a)	04/20/2029	5,003,613
5,065,000	CFIP Ltd., Series 2017-1A-C (3 Month LIBOR USD + 2.10%)	2.32	% (a)	01/18/2030	5,045,351
61,250,000	CVP Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	1.41	% (a)	01/20/2031	61,331,351
3,500,000	Dryden Ltd., Series 2017-53A-B (3 Month LIBOR USD + 1.40%)	1.64	% (a)	01/15/2031	3,482,301
35,250,000	Elevation Ltd., Series 2014-2A-A1R (3 Month LIBOR USD + 1.23%)	1.47	% (a)	10/15/2029	35,264,030
25,500,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.36	% (a)	07/15/2031	25,536,035
5,500,000	Elmwood Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.10%, 2.10% Floor)	2.32	% (a)	04/20/2031	5,505,887
20,250,000	Fort Washington, Series 2019-1A-A (3 Month LIBOR USD + 1.42%, 1.42% Floor)	1.64	% (a)	10/20/2032	20,295,507
76,100,000	Greywolf Ltd., Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	1.25	% (a)	04/26/2031	76,160,914
1,855,206	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	5.22	% (a)(e)	04/28/2025	369,501
5,000,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	3.87	% (a)	10/22/2025	4,416,594
28,308,661	Halcyon Loan Advisors Funding Ltd., Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	1.12	% (a)	10/18/2027	28,264,382
13,000,000	Halsey Point Ltd., Series 2019-1A-B1 (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.42	% (a)	01/20/2033	13,013,630
30,278,826	Harbourview Ltd., Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	1.35	% (a)	07/18/2031	30,354,743
10,000,000	Highbridge Loan Management Ltd., Series 7A-2015-BR (3 Month LIBOR USD + 1.18%)	1.37	% (a)	03/15/2027	9,950,249
6,000,000	Jamestown Ltd., Series 2018-11A-A2 (3 Month LIBOR USD + 1.70%)	1.93	% (a)	07/14/2031	6,019,484
56,695,000	Jamestown Ltd., Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.37	% (a)	04/25/2030	56,744,962
5,000,000	Jamestown Ltd., Series 2018-6RA-A2A (3 Month LIBOR USD + 1.78%, 1.78% Floor)	2.00	% (a)	04/25/2030	5,003,759
9,500,000	Jamestown Ltd., Series 2019-14A-A2 (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.42	% (a)	10/20/2032	9,519,261
4,500,000	Jamestown Ltd., Series 2019-1A-A2 (3 Month LIBOR USD + 2.15%, 2.15% Floor)	2.37	% (a)	04/20/2032	4,578,765
12,950,000	Kayne Ltd., Series 2019-5A-B1 (3 Month LIBOR USD + 2.00%, 2.00% Floor)	2.22	% (a)	07/24/2032	12,999,386
30,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39	% (a)	10/15/2031	30,022,890
2,181,000	Madison Park Funding Ltd., Series 2014-15A-A2R (3 Month LIBOR USD + 1.50%)	1.71	% (a)	01/27/2026	2,185,314
5,500,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	3.66	% (a)	01/27/2026	5,496,304
5,000,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	5.65	% (a)	01/27/2026	4,991,961
12,500,000	Marble Point Ltd., Series 2020-2A-A (3 Month LIBOR USD + 1.90%, 1.90% Floor)	2.14	% (a)	10/15/2031	12,572,631
54,500,000	Midocean Credit Partners, Series 2018-9A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.37	% (a)	07/20/2031	54,541,251
83,000,000	MKS Ltd., Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	1.22	% (a)	07/20/2030	83,016,327
65,000,000	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	1.47	% (a)	10/20/2030	64,964,250
55,000,000	MP Ltd., Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	1.50	% (a)	07/25/2029	55,064,031
30,000,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	1.39	% (a)	07/15/2031	29,896,871
19,280,834	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	1.46	% (a)	11/15/2030	19,336,015
38,668,291	Northwoods Capital Ltd., Series 2018-11BA-A1 (3 Month LIBOR USD + 1.10%, 1.10% Floor)	1.32	% (a)	04/19/2031	38,699,057
2,000,000	OCP Ltd., Series 2020-18A-B1 (3 Month LIBOR USD + 2.40%)	2.62	% (a)	04/20/2030	2,001,041
10,000,000	Octagon Investment Partners Ltd., Series 2020-1A-B (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.82	% (a)	04/20/2031	10,045,152
75,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39	% (a)	07/15/2031	75,096,787
28,000,000	Prudential PLC, Series 2018-1A-A (3 Month LIBOR USD + 1.15%)	1.39	% (a)	07/15/2031	28,014,000
2,500,000	Regatta Funding Ltd., Series 2018-1A-B (3 Month LIBOR USD + 1.65%)	1.87	% (a)	07/17/2031	2,506,242
20,000,000	Regatta Funding Ltd., Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	1.41	% (a)	10/25/2031	20,026,821
39,000,000	Rockford Tower Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%)	1.28	% (a)	05/20/2031	39,105,206
50,000,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.37	% (a)	04/18/2031	49,950,000
36,500,000	Sound Point Ltd., Series 2015-2A-ARR (3 Month LIBOR USD + 1.39%, 1.39% Floor)	1.61	% (a)	07/20/2032	36,565,361
18,000,000	Sound Point Ltd., Series 2018-2A-C (3 Month LIBOR USD + 1.95%)	2.17	% (a)	07/26/2031	17,774,638
28,000,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.40	% (a)	10/26/2031	28,029,828
30,000,000	Steele Creek Ltd., Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.29	% (a)	04/21/2031	29,917,963
34,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.30	% (a)	06/15/2031	33,919,456
10,000,000	Steele Creek Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.44	% (a)	04/15/2032	9,992,583
75,000,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.42	% (a)	10/20/2031	75,079,674
25,000,000	Wellfleet Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	1.32	% (a)	07/17/2031	25,014,233
46,000,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.42	% (a)	10/20/2031	45,995,486
4,000,000	Wind River Ltd., Series 2013-2A-CR (3 Month LIBOR USD + 2.00%)	2.22	% (a)	10/18/2030	3,926,097
6,971,311	Wind River Ltd., Series 2014-1A-ARR (3 Month LIBOR USD + 1.05%, 1.05% Floor)	1.27	% (a)	07/18/2031	6,971,294
40,000,000	Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.38	% (a)	01/15/2031	40,050,520

Total Collateralized Loan Obligations (Cost $1,494,692,061)					1,501,116,063

Non-Agency Commercial Mortgage Backed Obligations—9.0%
850,000	1211 Avenue of the Americas Trust, Series 2015-1211-C	4.14	% (a)(b)	08/10/2035	902,845
7,949,000	20 Times Square Trust, Series 2018-20TS-F	3.10	% (a)(b)	05/15/2035	7,657,264
5,856,000	20 Times Square Trust, Series 2018-20TS-G	3.10	% (a)(b)	05/15/2035	5,376,559
2,010,000	ACRE Commercial Mortgage Ltd., Series 2021-FL4-B (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.51	% (a)	12/18/2037	2,004,951
260,179,093	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1-XA	0.97	% (a)(b)(f)	05/15/2053	18,592,580
3,725,000	Arbor Realty Ltd., Series 2019-FL1-B (1 Month LIBOR USD + 1.70%)	1.81	% (a)	05/15/2037	3,733,158
2,531,000	Arbor Realty Ltd., Series 2020-FL1-AS (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.51	% (a)	02/15/2035	2,534,123
6,725,000	Arbor Realty Ltd., Series 2020-FL1-B (1 Month LIBOR USD + 1.80%, 1.80% Floor)	1.91	% (a)	02/15/2035	6,742,451
6,300,000	Arbor Realty Ltd., Series 2021-FL1-B (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.63	% (a)	12/15/2035	6,290,550
2,700,000	Arbor Realty Ltd., Series 2021-FL1-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.13	% (a)	12/15/2035	2,695,950
2,837,533	Ashford Hospitality Trust, Series 2018-ASHF-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.01	% (a)	04/15/2035	2,836,318
11,007,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.16	% (a)	12/15/2036	10,466,466
29,257,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.06	% (a)	06/15/2035	29,291,494
28,877,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	2.41	% (a)	06/15/2035	28,074,043
13,685,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.51	% (a)	06/15/2035	13,270,629
7,469,000	BAMLL Commercial Mortgage Securities Trust, Series 2015-200P-F	3.60	% (a)(b)	04/14/2033	7,676,292
35,435,000	BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC-D	3.18	% (a)(b)	01/15/2032	35,591,389
7,505,000	BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC-E	3.18	% (a)(b)	01/15/2032	7,313,583
12,201,636	Banc of America Commercial Mortgage Trust, Series 2007-5-XW	(a	)(b)(f)	02/10/2051	122
4,000,000	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-B	4.36	% (b)	09/15/2048	4,207,252
55,248,470	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-XA	0.79	% (b)(f)	09/15/2048	1,641,393
5,018,000	Bancorp Commercial Mortgage Trust, Series 2018-CRE4-D (1 Month LIBOR USD + 2.10%, 0.25% Floor)	2.21	% (a)	09/15/2035	4,977,126
6,530,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-B (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.61	% (a)	03/15/2036	6,538,045
1,057,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.46	% (a)	03/15/2036	1,047,750
3,026,759	Bancorp Commercial Mortgage Trust, Series 2019-CRE6-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.16	% (a)	09/15/2036	3,029,015
1,614,000	BANK, Series 2017-BNK4-C	4.37	% (b)	05/15/2050	1,713,038
38,751,500	BANK, Series 2017-BNK4-XA	1.40	% (b)(f)	05/15/2050	2,321,908
4,916,000	BANK, Series 2017-BNK5-B	3.90	% (b)	06/15/2060	5,346,741
1,960,000	BANK, Series 2017-BNK5-C	4.26	% (b)	06/15/2060	2,051,286
87,075,866	BANK, Series 2017-BNK5-XA	1.06	% (b)(f)	06/15/2060	3,808,933
1,750,000	BANK, Series 2018-BN10-AS	3.90	% (b)	02/15/2061	1,932,834
150,162,056	BANK, Series 2018-BN10-XA	0.73	% (b)(f)	02/15/2061	6,264,341
94,268,904	BANK, Series 2019-BN16-XA	0.96	% (b)(f)	02/15/2052	5,703,834
43,097,000	BANK, Series 2019-BN19-AS	3.45%		08/15/2061	46,101,887
1,099,000	BANK, Series 2019-BN20-AS	3.24	% (b)	09/15/2062	1,153,728
1,704,000	BANK, Series 2019-BN20-C	3.65	% (b)	09/15/2062	1,748,701
5,000,000	BANK, Series 2019-BN21-C	3.52	% (b)	10/17/2052	5,099,365
10,035,000	BANK, Series 2020-BN26-AS	2.69%		03/15/2063	10,220,325
11,924,000	BANK, Series 2020-BN26-ASB	2.31%		03/15/2063	12,388,900
55,791,603	BANK, Series 2020-BN27-XA	1.16	% (b)(f)	04/15/2063	4,840,876
62,007,000	BANK, Series 2020-BN30-XB	0.72	% (b)(f)	12/15/2053	3,800,235
12,089,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31	% (a)	08/15/2036	12,082,934
13,777,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.81	% (a)	08/15/2036	13,765,876
28,585,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.61	% (a)	08/15/2036	28,479,556
30,209,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.61	% (a)	08/15/2036	27,438,611
186,151,113	Barclays Commercial Mortgage Trust, Series 2019-C4-XA	1.59	% (b)(f)	08/15/2052	19,408,748
74,691,949	Barclays Commercial Mortgage Trust, Series 2019-C5-XA	0.89	% (b)(f)	11/15/2052	4,221,186
12,406,000	BBCMS Mortgage Trust, Series 2017-DELC-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	0.96	% (a)	08/15/2036	12,412,776
13,279,071	BBCMS Mortgage Trust, Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.11	% (a)	10/15/2037	13,310,969
67,548,000	BBCMS Mortgage Trust, Series 2018-CBM-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.11	% (a)	07/15/2037	67,572,966
21,385,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.55%, 3.55% Floor)	3.66	% (a)	07/15/2037	20,846,586
9,135,000	BBCMS Mortgage Trust, Series 2018-TALL-A (1 Month LIBOR USD + 0.72%, 0.72% Floor)	0.83	% (a)	03/15/2037	9,056,233
5,775,000	BBCMS Mortgage Trust, Series 2018-TALL-F (1 Month LIBOR USD + 3.24%, 3.24% Floor)	3.34	% (a)	03/15/2037	5,223,642
11,799,000	BBCMS Mortgage Trust, Series 2020-C6-F5TB	3.69	% (a)(b)	02/15/2053	11,860,355
12,497,250	BBCMS Mortgage Trust, Series 2020-C6-F5TC	3.69	% (a)(b)	02/15/2053	12,124,045
189,218,160	BBCMS Mortgage Trust, Series 2020-C6-XA	1.06	% (b)(f)	02/15/2053	14,048,143
138,379,000	BBCMS Mortgage Trust, Series 2021-C9-XA	1.77	% (b)(f)	02/15/2054	17,484,367
68,467,000	BBCMS Mortgage Trust, Series 2021-C9-XB	1.12	% (b)(f)	02/15/2054	5,974,266
4,125,000	BDS Ltd., Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.86	% (a)	08/15/2036	4,108,500
12,332,000	Benchmark Mortgage Trust, Series 2018-B5-C	4.61	% (b)	07/15/2051	13,464,169
37,481,850	Benchmark Mortgage Trust, Series 2018-B7-XA	0.44	% (b)(f)	05/15/2053	952,545
30,640,164	Benchmark Mortgage Trust, Series 2018-B8-XA	0.66	% (b)(f)	01/15/2052	1,244,263
133,629,709	Benchmark Mortgage Trust, Series 2019-B15-XA	0.83	% (b)(f)	12/15/2072	7,365,750
80,544,329	Benchmark Mortgage Trust, Series 2019-B9-XA	1.04	% (b)(f)	03/15/2052	5,472,286
4,585,000	Benchmark Mortgage Trust, Series 2020-B16-B	3.18	% (b)	02/15/2053	4,694,316
75,338,488	Benchmark Mortgage Trust, Series 2020-B16-XA	0.93	% (b)(f)	02/15/2053	5,225,907
75,508,917	Benchmark Mortgage Trust, Series 2020-B17-XA	1.42	% (b)(f)	03/15/2053	6,590,411
13,462,000	Benchmark Mortgage Trust, Series 2020-B18-AGND	3.74	% (a)	07/15/2053	14,099,949
2,432,000	Benchmark Mortgage Trust, Series 2020-B18-AGNE	3.76	% (a)	07/15/2053	2,483,140
91,485,666	Benchmark Mortgage Trust, Series 2020-B18-XA	1.79	% (b)(f)	07/15/2053	10,379,534
239,548,356	Benchmark Mortgage Trust, Series 2020-B19-XA	1.78	% (b)(f)	09/15/2053	26,656,175
71,143,349	Benchmark Mortgage Trust, Series 2020-B22-XA	1.52	% (b)(f)	01/15/2054	8,534,200
276,099,000	Benchmark Mortgage Trust, Series 2020-IG1-XA	0.51	% (b)(f)	09/15/2043	10,035,646
233,398,000	Benchmark Mortgage Trust, Series 2021-B24-XA	1.27	% (b)(f)	03/15/2054	20,484,409
672,000	BFLD, Series 2019-DPLO-B (1 Month LIBOR USD + 1.34%, 1.34% Floor)	1.45	% (a)	10/15/2034	671,730
3,801,000	BFLD, Series 2019-DPLO-E (1 Month LIBOR USD + 2.24%, 2.24% Floor)	2.35	% (a)	10/15/2034	3,776,449
75,399,000	BHMS Trust, Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.36	% (a)	07/15/2035	75,485,287
13,367,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	07/15/2035	13,331,825
27,680,000	Bremar Hotels and Resorts Trust, Series 2018-PRME-A (1 Month LIBOR USD + 0.82%, 0.82% Floor)	0.93	% (a)	06/15/2035	27,616,073
2,344,782	Bsprt Issuer Ltd., Series 2018-FL4-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.16	% (a)	09/15/2035	2,348,300
3,333,000	Bsprt Issuer Ltd., Series 2019-FL5-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.26	% (a)	05/15/2029	3,342,582
9,834,000	Bsprt Issuer Ltd., Series 2021-FL6-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.20	% (a)	03/15/2036	9,836,458
18,000,000	BX Commercial Mortgage Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	2.06	% (a)	03/15/2037	18,039,550
19,593,226	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26	% (a)	07/15/2034	19,661,266
23,862,843	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.16	% (a)	07/15/2034	23,922,297
63,983,750	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26	% (a)	07/15/2034	64,246,934
41,318,786	BX Trust, Series 2018-EXCL-A (1 Month LIBOR USD + 1.09%, 1.09% Floor)	1.19	% (a)	09/15/2037	40,171,888
2,014,000	BX Trust, Series 2019-ATL-E (1 Month LIBOR USD + 2.24%, 2.24% Floor)	2.34	% (a)	10/15/2036	1,939,760
8,600,959	BX Trust, Series 2019-MMP-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.71	% (a)	08/15/2036	8,562,228
180,761,000	BX Trust, Series 2019-OC11-E	4.08	% (a)(b)	12/09/2041	180,040,920
326,679,000	BX Trust, Series 2019-OC11-XB	0.18	% (a)(b)(f)	12/09/2041	5,472,102
47,460,878	CD Commercial Mortgage Trust, Series 2017-CD6-XA	0.92	% (b)(f)	11/13/2050	1,872,801
5,175,000	CD Mortgage Trust, Series 2017-CD6-C	4.27	% (b)	11/13/2050	5,447,916
5,394,250	CF Trust, Series 2019-MF1-A (1 Month LIBOR USD + 1.05%, 2.05% Floor)	2.05	% (a)	08/21/2032	5,453,908
4,517,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-AM	3.69%		05/10/2058	4,842,159
7,155,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-C	4.86	% (b)	05/10/2058	7,493,142
85,440,778	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.65	% (b)(f)	05/10/2058	5,691,535
43,232,970	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.59	% (b)(f)	06/15/2050	2,909,622
5,275,000	CHCP Ltd., Series 2021-FL1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	1.76	% (a)	02/15/2038	5,286,895
4,125,000	CHCP Ltd., Series 2021-FL1-C (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.21	% (a)	02/15/2038	4,134,302
32,223,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.11	% (a)	11/15/2036	32,338,246
5,414,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	3.85	% (a)	11/15/2036	5,440,889
173,971,274	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.74	% (a)(b)(f)	09/10/2045	3,129,100
142,849,740	Citigroup Commercial Mortgage Trust, Series 2014-GC19-XA	1.14	% (b)(f)	03/10/2047	3,919,611
76,030,105	Citigroup Commercial Mortgage Trust, Series 2014-GC21-XA	1.16	% (b)(f)	05/10/2047	2,324,141
181,768,091	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	0.99	% (b)(f)	10/10/2047	5,243,319
6,265,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-B	3.77%		02/10/2048	6,675,485
9,978,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-C	4.42	% (b)	02/10/2048	10,586,427
3,685,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.42	% (a)(b)	02/10/2048	3,591,356
193,005,448	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.34	% (b)(f)	02/10/2048	8,101,076
4,404,000	Citigroup Commercial Mortgage Trust, Series 2015-GC29-C	4.15	% (b)	04/10/2048	4,645,995
14,310,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33-C	4.57	% (b)	09/10/2058	14,149,360
166,563,178	Citigroup Commercial Mortgage Trust, Series 2015-GC33-XA	0.88	% (b)(f)	09/10/2058	5,525,467
103,456,535	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	1.85	% (b)(f)	05/10/2049	7,810,265
202,230,053	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.22	% (b)(f)	02/10/2049	9,811,939
39,417,706	Citigroup Commercial Mortgage Trust, Series 2016-GC37-XA	1.70	% (b)(f)	04/10/2049	2,710,326
103,043,927	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.70	% (b)(f)	04/15/2049	6,357,316
58,994,152	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.95	% (b)(f)	07/10/2049	4,304,479
36,824,175	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.49	% (b)(f)	10/10/2049	2,033,969
46,195,510	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.11	% (b)(f)	04/14/2050	2,311,281
3,625,000	Citigroup Commercial Mortgage Trust, Series 2020-420K-D	3.31	% (a)(b)	11/10/2042	3,456,894
7,800,000	Citigroup Commercial Mortgage Trust, Series 2020-420K-E	3.31	% (a)(b)	11/10/2042	7,273,513
23,804,000	Citigroup Commercial Mortgage Trust, Series 2020-555-E	3.50	% (a)(b)	12/10/2041	21,185,053
4,175,000	Citigroup Commercial Mortgage Trust, Series 2020-555-F	3.50	% (a)(b)	12/10/2041	3,551,774
17,251,000	Citigroup Commercial Mortgage Trust, Series 2020-GC46-B	3.15	% (b)	02/15/2053	17,618,388
60,244,000	CLNC Ltd., Series 2019-FL1-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.36	% (a)	08/20/2035	60,454,854
32,731,000	CLNC Ltd., Series 2019-FL1-AS (1 Month LIBOR USD + 1.55%, 1.55% Floor)	1.66	% (a)	08/20/2035	32,519,100
29,797,989	CLNC Ltd., Series 2019-FL1-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	08/20/2035	29,752,696
3,675,000	COMM Mortgage Trust, Series 2014-CR16-C	4.91	% (b)	04/10/2047	3,919,009
905,000	COMM Mortgage Trust, Series 2015-CR22-C	4.11	% (b)	03/10/2048	964,939
5,360,000	COMM Mortgage Trust, Series 2015-CR23-C	4.29	% (b)	05/10/2048	5,710,873
30,359,468	Commercial Mortgage Pass-Through Certificates, Series 2012-CR2-XA	1.62	% (b)(f)	08/15/2045	420,627
135,444,073	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	1.84	% (b)(f)	10/15/2045	2,587,781
102,690,915	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.10	% (a)(b)(f)	12/10/2044	761,648
140,425,405	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.65	% (b)(f)	08/10/2046	1,975,505
184,226,857	Commercial Mortgage Pass-Through Certificates, Series 2013-CR12-XA	1.11	% (b)(f)	10/10/2046	4,430,048
843,000	Commercial Mortgage Pass-Through Certificates, Series 2013-CR13-C	4.89	% (b)	11/10/2046	912,806
1,375,279	Commercial Mortgage Pass-Through Certificates, Series 2014-CR14-A2	3.15%		02/10/2047	1,375,873
7,635,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.71	% (b)	08/10/2047	8,056,137
30,400,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.51	% (b)	11/10/2047	31,938,310
93,676,655	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS3-XA	1.07	% (b)(f)	06/10/2047	2,649,166
183,132,169	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	0.89	% (b)(f)	03/10/2048	4,787,185
9,110,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-B	4.48	% (b)	10/10/2048	10,069,343
81,835,202	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	0.93	% (b)(f)	10/10/2048	2,810,385
17,822,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.31	% (b)	02/10/2048	17,454,209
332,535,518	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.02	% (b)(f)	02/10/2048	9,475,167
26,930,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.64	% (b)	02/10/2049	29,017,444
1,403,000	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-C	4.63	% (b)	02/10/2049	1,485,638
1,617,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-D	3.93	% (a)(b)	10/10/2029	1,669,356
5,524,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-E	3.81	% (a)(b)	10/10/2029	5,548,671
18,570,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.11	% (a)	09/15/2033	18,439,585
833,000	Commercial Mortgage Trust, Series 2015-3BP-F	3.24	% (a)(b)	02/10/2035	798,671
5,248,500	Commercial Mortgage Trust, Series 2018-COR3-C	4.56	% (b)	05/10/2051	5,663,574
1,719,274	Core Mortgage Trust, Series 2019-CORE-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	12/15/2031	1,711,221
147,561,481	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.54	% (a)(b)(f)	09/15/2037	3,160,265
21,821,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-A (1 Month LIBOR USD + 0.98%, 0.98% Floor)	1.09	% (a)	05/15/2036	21,864,878
21,723,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.26	% (a)	05/15/2036	21,794,080
4,165,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.76	% (a)	05/15/2036	4,174,257
4,606,000	CSAIL Commercial Mortgage Trust, Series 2015-C1-C	4.26	% (b)	04/15/2050	4,545,161
13,360,000	CSAIL Commercial Mortgage Trust, Series 2015-C2-AS	3.85	% (b)	06/15/2057	14,059,432
9,205,000	CSAIL Commercial Mortgage Trust, Series 2015-C3-B	4.13	% (b)	08/15/2048	9,379,935
9,759,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.56	% (b)	11/15/2048	10,480,338
289,197,343	CSAIL Commercial Mortgage Trust, Series 2015-C4-XA	0.82	% (b)(f)	11/15/2048	9,582,380
9,425,000	CSAIL Commercial Mortgage Trust, Series 2016-C5-C	4.63	% (b)	11/15/2048	10,095,547
2,085,000	CSAIL Commercial Mortgage Trust, Series 2016-C7-C	4.39	% (b)	11/15/2049	1,954,747
184,966,932	CSAIL Commercial Mortgage Trust, Series 2017-C8-XA	1.22	% (b)(f)	06/15/2050	8,346,448
4,399,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-B	3.89	% (b)	11/15/2050	4,610,837
5,511,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-C	4.11	% (b)	11/15/2050	5,428,021
90,898,548	CSAIL Commercial Mortgage Trust, Series 2017-CX10-XA	0.71	% (b)(f)	11/15/2050	3,317,324
1,677,000	CSAIL Commercial Mortgage Trust, Series 2018-C14-C	4.89	% (b)	11/15/2051	1,849,684
4,393,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-AS	3.61%		06/15/2052	4,733,244
15,894,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-B	3.88%		06/15/2052	16,625,788
26,505,463	CSAIL Commercial Mortgage Trust, Series 2019-C17-XA	1.37	% (b)(f)	09/15/2052	2,312,753
7,924,000	CSAIL Commercial Mortgage Trust, Series 2019-C18-B	3.59%		12/15/2052	8,354,531
254,185,493	CSAIL Commercial Mortgage Trust, Series 2019-C18-XA	1.08	% (b)(f)	12/15/2052	16,988,004
3,652,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-C	3.61	% (b)	03/15/2053	3,704,756
268,810,491	CSAIL Commercial Mortgage Trust, Series 2020-C19-XA	1.12	% (b)(f)	03/15/2053	21,637,954
81,465,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-XB	0.08	% (b)(f)	03/15/2053	666,131
7,050,000	CSMC Trust, Series 2017-CALI-E	3.78	% (a)(b)	11/10/2032	7,058,758
6,050,000	CSMC Trust, Series 2017-CALI-F	3.78	% (a)(b)	11/10/2032	5,885,010
12,164,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	07/15/2032	11,707,939
18,903,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	3.41	% (a)	07/15/2032	17,363,099
3,818,000	CSMC Trust, Series 2017-MOON-D	3.20	% (a)(b)	07/10/2034	3,818,995
4,673,000	CSMC Trust, Series 2017-MOON-E	3.20	% (a)(b)	07/10/2034	4,546,243
34,600,000	CSMC Trust, Series 2020-LOTS-A (1 Month LIBOR USD + 3.97%, 4.73% Floor)	4.72	% (a)	07/15/2022	34,667,345
33,136,000	CSMC Trust, Series 2020-NET-A	2.26	% (a)	08/15/2037	33,766,631
12,769,000	CSMC Trust, Series 2020-NET-B	2.82	% (a)	08/15/2037	13,096,871
144,920,000	CSMC Trust, Series 2020-NET-X	1.26	% (a)(b)(f)	08/15/2037	7,260,593
70,500,000	CSMC Trust, Series 2020-WHHQ-A (1 Month LIBOR USD + 3.42%, 4.42% Floor)	4.42	% (a)	02/10/2023	70,904,571
59,959,097	DBJPM Mortgage Trust, Series 2020-C9-XA	1.71	% (b)(f)	09/15/2053	6,188,211
28,797,558	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.08	% (a)(b)(f)	07/10/2044	288
2,996,000	DBUBS Mortgage Trust, Series 2011-LC3A-PM2	4.76	% (a)(b)	05/10/2044	2,808,479
9,390,000	DBUBS Mortgage Trust, Series 2017-BRBK-E	3.53	% (a)(b)	10/10/2034	9,603,521
17,163,305	DBWF Mortgage Trust, Series 2018-GLKS-A (1 Month LIBOR USD + 1.03%, 1.03% Floor)	1.14	% (a)	12/19/2030	17,182,864
112,494,544	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.43	% (b)(f)	05/10/2049	6,369,666
18,956,813	Exantas Capital Corporation Ltd., Series 2019-RSO7-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.11	% (a)	04/15/2036	18,957,931
6,625,000	Exantas Capital Corporation Ltd., Series 2020-RSO8-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.86	% (a)	03/15/2035	6,652,010
22,312,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-E	3.96	% (a)(b)	12/10/2036	23,124,688
7,180,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-F	3.96	% (a)(b)	12/10/2036	7,255,465
8,302,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	3.96	% (a)(b)	12/10/2036	8,266,498
1,842,375	FREMF Mortgage Trust, Series 2017-KF34-B (1 Month LIBOR USD + 2.70%, 2.55% Floor)	2.82	% (a)	08/25/2024	1,846,796
5,627,943	FREMF Mortgage Trust, Series 2017-KF36-B (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.77	% (a)	08/25/2024	5,641,511
18,328,350	FREMF Mortgage Trust, Series 2018-KC02-C		(a)(g)	08/25/2025	13,537,567
3,015,000	FS Rialto, Series 2019-FL1-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31	% (a)	12/16/2036	3,009,513
6,053,000	GB Trust, Series 2020-FLIX-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.46	% (a)	08/15/2037	6,084,041
3,000,000	GPMT Ltd., Series 2019-FL2-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.41	% (a)	02/22/2036	3,008,775
20,365,000	Grace Trust, Series 2020-GRCE-D	2.68	% (a)(b)	12/10/2040	19,331,739
68,881,000	Great Wolf Trust, Series 2019-WOLF-E (1 Month LIBOR USD + 2.73%, 2.73% Floor)	2.84	% (a)	12/15/2036	67,135,032
75,048,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.24	% (a)	12/15/2036	71,981,058
25,725,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.71	% (a)	09/15/2037	25,686,413
14,873,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.11	% (a)	09/15/2037	14,872,167
9,980,847	GS Mortgage Securities Corporation Trust, Series 2012-ALOH-A	3.55	% (a)	04/10/2034	10,128,041
7,968,000	GS Mortgage Securities Corporation Trust, Series 2019-BOCA-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31	% (a)	06/15/2038	7,992,493
7,561,000	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-D	3.25	% (a)(b)	02/10/2037	7,415,841
8,967,000	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-E	3.25	% (a)(b)	02/10/2037	8,497,000
6,760,500	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-F	3.25	% (a)(b)	02/10/2037	6,172,428
5,133,161	GS Mortgage Securities Corporation, Series 2011-GC3-X	0.17	% (a)(b)(f)	03/10/2044	51
21,159,027	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.49	% (b)(f)	02/10/2046	475,331
209,853,664	GS Mortgage Securities Corporation, Series 2015-GC28-XA	0.99	% (b)(f)	02/10/2048	6,681,930
220,020,613	GS Mortgage Securities Corporation, Series 2015-GC32-XA	0.74	% (b)(f)	07/10/2048	5,908,522
157,554,084	GS Mortgage Securities Corporation, Series 2015-GC34-XA	1.22	% (b)(f)	10/10/2048	7,143,408
203,774,321	GS Mortgage Securities Corporation, Series 2018-GS9-XA	0.44	% (b)(f)	03/10/2051	5,202,195
16,399,000	GS Mortgage Securities Corporation, Series 2018-LUAU-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.11	% (a)	11/15/2032	16,421,180
34,121,000	GS Mortgage Securities Corporation, Series 2018-TWR-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.01	% (a)	07/15/2031	33,980,360
3,897,000	GS Mortgage Securities Corporation, Series 2018-TWR-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.71	% (a)	07/15/2031	3,839,441
11,950,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.21	% (a)	07/15/2031	11,481,098
11,242,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.91	% (a)	07/15/2031	10,575,844
4,648,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.93% Floor)	4.03	% (a)	07/15/2031	4,060,762
23,022,000	GS Mortgage Securities Corporation, Series 2019-SOHO-E (1 Month LIBOR USD + 1.87%, 1.88% Floor)	1.98	% (a)	06/15/2036	21,933,034
87,021,737	GS Mortgage Securities Trust, Series 2012-GC6-XA	1.92	% (a)(b)(f)	01/10/2045	482,118
14,645,000	GS Mortgage Securities Trust, Series 2015-GC28-C	4.32	% (b)	02/10/2048	15,622,152
66,234,986	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.76	% (b)(f)	11/10/2048	2,015,431
41,955,167	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.75	% (b)(f)	05/10/2049	3,028,261
274,082,123	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.22	% (b)(f)	10/10/2049	14,666,518
59,348,627	GS Mortgage Securities Trust, Series 2016-GS4-XA	0.50	% (b)(f)	11/10/2049	1,412,806
188,793,560	GS Mortgage Securities Trust, Series 2017-GS7-XA	1.12	% (b)(f)	08/10/2050	9,996,015
98,700,000	GS Mortgage Securities Trust, Series 2017-GS7-XB	0.35	% (b)(f)	08/10/2050	1,942,150
3,443,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	4.58	% (a)(b)	03/10/2033	3,734,613
6,834,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	4.58	% (a)(b)	03/10/2033	7,173,998
9,287,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	4.58	% (a)(b)	03/10/2033	9,437,048
8,990,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	4.58	% (a)(b)	03/10/2033	8,859,776
11,236,750	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	4.58	% (a)(b)	03/10/2033	10,806,198
9,793,000	GS Mortgage Securities Trust, Series 2018-GS9-C	4.36	% (b)	03/10/2051	10,559,118
60,834,999	GS Mortgage Securities Trust, Series 2019-GC38-XA	0.96	% (b)(f)	02/10/2052	3,762,091
17,143,547	GS Mortgage Securities Trust, Series 2019-GC39-XA	1.14	% (b)(f)	05/10/2052	1,156,355
182,050,907	GS Mortgage Securities Trust, Series 2020-GC45-XA	0.67	% (b)(f)	02/13/2053	8,774,544
56,391,932	GS Mortgage Securities Trust, Series 2020-GSA2-XA	1.74	% (a)(b)(f)	12/12/2053	7,196,174
4,628,000	GS Mortgage-Backed Securities Trust, Series 2015-GC32-C	4.42	% (b)	07/10/2048	4,938,130
5,692,000	Hilton USA Trust, Series 2016-SFP-A	2.83	% (a)	11/05/2035	5,705,294
33,600,610	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26	% (a)	11/15/2036	32,250,034
14,080,000	Hunt Ltd., Series 2018-FL2-A (1 Month LIBOR USD + 1.08%, 1.08% Floor)	1.19	% (a)	08/15/2028	14,120,480
8,420,221	IMT Trust, Series 2017-APTS-BFL (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.06	% (a)	06/15/2034	8,414,652
2,636,233	IMT Trust, Series 2017-APTS-CFL (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.21	% (a)	06/15/2034	2,637,097
2,365,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP-D (1 Month LIBOR USD + 1.66%, 1.66% Floor)	1.77	% (a)	07/15/2036	2,345,330
399,231	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2004-CBX-X1	0.96	% (a)(b)(f)	01/12/2037	962
1,056,295	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.29	% (b)(f)	05/15/2045	11
6,092,177	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-X	0.66	% (b)(f)	06/12/2047	61
46,998,057	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB20-X1	(a	)(b)(f)	02/12/2051	470
120,224,717	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C6-XA	1.54	% (b)(f)	05/15/2045	1,352,949
246,332,899	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.74	% (b)(f)	10/15/2045	4,859,655
91,892,108	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	1.47	% (b)(f)	06/15/2045	615,172
14,535,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-C20-B	4.40	% (b)	07/15/2047	15,706,488
59,571,927	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	0.92	% (b)(f)	01/15/2049	2,095,824
1,130,205	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	06/15/2032	1,127,726
2,108,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-AON-E	4.61	% (a)(b)	07/05/2031	2,184,251
39,198,149	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.11	% (a)	06/15/2032	39,256,914
9,343,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-MINN-E (1 Month LIBOR USD + 2.50%, 3.50% Floor)	3.50	% (a)	11/15/2035	7,184,135
1,307,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4-C	5.42	% (a)(b)	07/15/2046	1,307,312
1,975,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5-C	5.42	% (a)(b)	08/15/2046	1,982,440
4,857,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.01	% (a)(b)	10/05/2031	4,707,196
428,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5-AS	3.86	% (b)	03/15/2050	466,859
6,954,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-B (1 Month LIBOR USD + 1.25%, 1.14% Floor)	1.36	% (a)	02/15/2035	6,977,889
905,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-C (1 Month LIBOR USD + 1.45%, 1.34% Floor)	1.56	% (a)	02/15/2035	899,904
1,145,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON-E	3.76	% (a)(b)	01/05/2031	1,127,278
5,831,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54	% (a)	07/05/2033	6,013,073
6,097,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-FFX	5.54	% (a)(b)	07/05/2033	6,154,881
13,604,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR6-AS	3.41	% (b)	11/13/2052	14,577,470
7,366,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-ACE-C	3.69	% (a)(b)	01/10/2037	6,935,641
40,424,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97	% (a)	01/16/2037	40,477,004
75,256,757	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.81	% (b)(f)	02/15/2047	1,445,148
3,396,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.65	% (b)	08/15/2047	3,395,980
171,922,702	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.84	% (b)(f)	11/15/2047	4,446,540
6,499,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.38	% (b)	01/15/2048	6,770,788
183,922,884	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	0.96	% (b)(f)	01/15/2048	5,397,143
13,992,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-C	4.35	% (b)	02/15/2048	14,234,056
10,425,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.85	% (a)(b)	02/15/2048	9,350,157
305,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-B	3.99%		10/15/2048	316,351
20,569,088	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-C	4.15	% (b)	10/15/2048	21,092,234
33,286,278	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-XA	0.97	% (b)(f)	10/15/2048	1,001,701
40,381,229	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.65	% (b)(f)	05/15/2048	930,464
144,683,952	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.51	% (b)(f)	07/15/2048	2,716,195
23,865,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.65	% (b)	11/15/2048	20,120,820
69,648,149	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.21	% (b)(f)	11/15/2048	2,200,450
17,630,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.61	% (b)	12/15/2048	18,625,520
32,345,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.74	% (b)	03/15/2049	35,483,380
22,220,487	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-XA	1.29	% (b)(f)	03/15/2049	980,717
126,759,570	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.56	% (b)(f)	06/15/2049	7,072,259
154,014,829	JPMBB Commercial Mortgage Securities Trust, Series 2017-C5-XA	0.95	% (b)(f)	03/15/2050	6,798,846
1,725,000	JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5-C	3.87	% (b)	03/15/2050	1,801,192
92,699,447	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5-XA	1.50	% (b)(f)	06/13/2052	8,556,196
1,844,000	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8-C	4.74	% (b)	06/15/2051	1,999,672
1,435,000	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7-B	3.29	% (b)	05/13/2053	1,498,009
281,794,197	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7-XA	1.66	% (b)(f)	05/13/2053	30,489,287
11,956,151	KKR Industrial Portfolio Trust, Series 2020-AIP-C (1 Month LIBOR USD + 1.63%, 1.63% Floor)	1.74	% (a)	03/15/2037	12,023,415
10,520,449	KKR Industrial Portfolio Trust, Series 2020-AIP-F (1 Month LIBOR USD + 3.43%, 3.43% Floor)	3.54	% (a)	03/15/2037	10,573,037
10,500,000	KKR Industrial Portfolio Trust, Series 2021-KDIP-F (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.16	% (a)	12/15/2037	10,530,916
3,500,000	KREF Ltd., Series 2018-FL1-AS (1 Month LIBOR USD + 1.35%, 1.35% Floor)	1.46	% (a)	06/15/2036	3,510,063
5,325,200	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.41	% (a)(b)(f)	11/15/2038	994
23,953,000	LMREC, Inc., Series 2019-CRE3-A (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.51	% (a)	12/22/2035	23,988,930
1,604,494	LoanCore Issuer Ltd., Series 2018-CRE1-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	1.24	% (a)	05/15/2028	1,604,494
24,463,000	LoanCore Issuer Ltd., Series 2019-CRE2-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	1.24	% (a)	05/15/2036	24,492,062
45,101,000	LoanCore Issuer Ltd., Series 2019-CRE2-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.61	% (a)	05/15/2036	45,140,463
12,625,000	LoanCore Issuer Ltd., Series 2019-CRE2-B (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.81	% (a)	05/15/2036	12,648,672
20,439,902	LSTAR Commercial Mortgage Trust, Series 2017-5-X	0.99	% (a)(b)(f)	03/10/2050	600,874
5,731,000	Manhattan West Mortgage Trust, Series 2020-1MW-C	2.33	% (a)(b)	09/10/2039	5,703,553
3,510,000	Manhattan West Mortgage Trust, Series 2020-1MW-D	2.33	% (a)(b)	09/10/2039	3,431,074
3,203,931	Marathon CRE, Series 2018-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.26	% (a)	06/15/2028	3,208,736
3,559,000	MBRT, Series 2019-MBR-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	0.96	% (a)	11/15/2036	3,562,602
10,350,000	Merit Commercial mortgage Pass-Through Certificates, Series 2020-HILL-E (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.21	% (a)	08/15/2037	10,437,373
5,950,000	Merit Commercial Mortgage Pass-Through Certificates, Series 2020-HILL-F (1 Month LIBOR USD + 4.10%, 4.10% Floor)	4.21	% (a)	08/15/2037	6,020,981
170,880,000	Merit Commercial mortgage Pass-Through Certificates, Series 2020-HILL-XCP	0.74	% (a)(b)(f)	08/15/2037	1,112,959
3,131,327	Merrill Lynch Mortgage Investors Trust, Series 1998-C1-IO	1.84	% (b)(f)	11/15/2026	31
11,498,000	MF1 Ltd., Series 2020-FL3-A (1 Month LIBOR USD + 2.05%)	2.16	% (a)	07/15/2035	11,659,386
10,000,000	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	0.96	% (a)	07/15/2036	10,035,000
10,000,000	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5-AS (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31	% (a)	07/15/2036	10,035,000
3,600,000	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5-C (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.81	% (a)	07/15/2036	3,612,600
12,625,000	MFT Trust, Series 2020-ABC-A	3.36	% (a)	02/10/2042	12,911,529
5,326,000	MFT Trust, Series 2020-ABC-B	3.48	% (a)(b)	02/10/2042	5,396,473
1,000,000	MKT Mortgage Trust, Series 2020-525M-F	2.94	% (a)(b)	02/12/2040	888,702
11,401,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.16	% (a)(b)	10/15/2030	9,568,545
137,434,119	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.59	% (b)(f)	10/15/2046	1,642,681
29,832,592	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.33	% (b)(f)	02/15/2046	563,427
13,450,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.52	% (b)	10/15/2047	14,300,651
37,950,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	39,647,162
20,087,700	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-B	4.16%		02/15/2048	21,636,542
5,457,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.46	% (b)	02/15/2048	5,825,676
203,558,968	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.28	% (b)(f)	02/15/2048	7,530,562
10,616,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.14	% (b)	07/15/2050	11,032,748
8,460,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.53	% (b)	10/15/2048	9,049,312
10,056,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-B	4.52	% (b)	12/15/2047	10,861,972
19,422,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.52	% (b)	12/15/2047	20,112,394
1,517,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24	% (a)(b)	12/15/2047	1,322,429
149,080,459	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.20	% (b)(f)	01/15/2049	6,345,386
7,564,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31-C	4.30	% (b)	11/15/2049	7,683,876
50,647,223	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33-XA	1.39	% (b)(f)	05/15/2050	2,674,538
19,618,391	Morgan Stanley Capital Trust, Series 2006-HQ10-X1	0.19	% (a)(b)(f)	11/12/2041	196
9,900,000	Morgan Stanley Capital Trust, Series 2007-T27-B	6.02	% (a)(b)	06/11/2042	10,179,487
7,137,000	Morgan Stanley Capital Trust, Series 2015-UBS8-B	4.32	% (b)	12/15/2048	7,206,882
26,179,781	Morgan Stanley Capital Trust, Series 2015-UBS8-XA	0.87	% (b)(f)	12/15/2048	888,675
12,140,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.31	% (a)	11/15/2034	12,042,054
17,935,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26	% (a)	11/15/2034	17,533,238
9,187,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.46	% (a)	11/15/2034	8,571,388
158,194,494	Morgan Stanley Capital Trust, Series 2017-H1-XA	1.41	% (b)(f)	06/15/2050	9,026,657
8,000,000	Morgan Stanley Capital Trust, Series 2018-MP-E	4.28	% (a)(b)	07/11/2040	7,063,613
11,392,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	1.76	% (a)	07/15/2035	11,351,263
20,425,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.66	% (a)	07/15/2035	20,253,026
10,748,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.16	% (a)	07/15/2035	10,490,833
5,305,000	Morgan Stanley Capital Trust, Series 2019-H7-AS	3.52%		07/15/2052	5,681,186
78,977,034	Morgan Stanley Capital Trust, Series 2019-L2-XA	1.03	% (b)(f)	03/15/2052	5,350,615
3,845,000	Morgan Stanley Capital Trust, Series 2019-L3-AS	3.49%		11/15/2052	4,115,372
157,294,340	Morgan Stanley Capital Trust, Series 2019-L3-XA	0.64	% (b)(f)	11/15/2052	7,585,315
1,315,000	Morgan Stanley Capital Trust, Series 2019-PLND-B (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.41	% (a)	05/15/2036	1,271,510
6,002,000	Morgan Stanley Capital Trust, Series 2019-PLND-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.26	% (a)	05/15/2036	5,374,477
2,200,000	Morgan Stanley Capital Trust, Series 2020-HR8-B	2.70%		07/15/2053	2,222,686
5,650,000	Morgan Stanley Capital Trust, Series 2020-HR8-C	3.71	% (b)	07/15/2053	5,945,190
24,004,000	Morgan Stanley Capital Trust, Series 2020-L4-B	3.08%		02/15/2053	24,296,426
288,159,395	Morgan Stanley Capital Trust, Series 2020-L4-XA	1.08	% (b)(f)	02/15/2053	22,879,020
4,661,000	Morgan Stanley Capital, Series 2017-HR2-C	4.22	% (b)	12/15/2050	4,959,491
7,794,000	MRCD Mortgage Trust, Series 2019-PARK-F	2.72	% (a)	12/15/2036	7,472,618
46,459,000	MRCD Mortgage Trust, Series 2019-PARK-G	2.72	% (a)	12/15/2036	43,905,302
2,116,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.16	% (a)	10/15/2037	2,140,042
14,496,298	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.06	% (a)	06/15/2035	14,330,310
13,188,800	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-D	3.75	% (a)	12/15/2038	13,229,749
14,792,000	NLY Commercial Mortgage Trust, Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.71	% (a)	02/15/2036	14,835,370
3,725,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	02/15/2036	3,729,455
4,425,000	NLY Commercial Mortgage Trust, Series 2019-FL2-C (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.46	% (a)	02/15/2036	4,414,384
6,901,000	One Market Plaza Trust, Series 2017-1MKT-C	4.02	% (a)	02/10/2032	7,078,470
2,000,000	PFP Ltd., Series 2021-7-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	0.95	% (a)	04/14/2038	2,000,750
12,079,946	Rosslyn Portfolio Trust, Series 2017-ROSS-A (1 Month LIBOR USD + 0.95%, 1.94% Floor)	1.94	% (a)	06/15/2033	12,096,517
13,415,147	Rosslyn Portfolio Trust, Series 2017-ROSS-B (1 Month LIBOR USD + 1.25%, 2.24% Floor)	2.24	% (a)	06/15/2033	13,499,247
7,562,909	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.33%, 3.18% Floor)	3.43	% (a)	11/11/2034	7,337,762
12,261,000	TPG Real Estate Finance Issuer Ltd., Series 2021-FL4-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31	% (a)	03/15/2038	12,311,577
3,150,000	TRTX Issuer Ltd., Series 2019-FL3-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.26	% (a)	10/15/2034	3,159,056
31,066,000	TRTX Issuer Ltd., Series 2019-FL3-AS (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.56	% (a)	10/15/2034	31,155,315
8,000,000	UBS Commercial Mortgage Trust, Series 2017-C1-C	4.44%		06/15/2050	7,750,932
99,958,892	UBS Commercial Mortgage Trust, Series 2017-C1-XA	1.52	% (b)(f)	06/15/2050	7,187,094
1,154,000	UBS Commercial Mortgage Trust, Series 2017-C2-C	4.30	% (b)	08/15/2050	1,156,055
6,857,000	UBS Commercial Mortgage Trust, Series 2017-C3-B	4.09	% (b)	08/15/2050	7,264,042
12,501,162	UBS Commercial Mortgage Trust, Series 2017-C3-XA	1.09	% (b)(f)	08/15/2050	633,069
3,561,000	UBS Commercial Mortgage Trust, Series 2017-C4-B	4.24	% (b)	10/15/2050	3,781,463
4,100,000	UBS Commercial Mortgage Trust, Series 2017-C5-C	4.31	% (b)	11/15/2050	4,245,855
2,886,000	UBS Commercial Mortgage Trust, Series 2017-C6-C	4.45	% (b)	12/15/2050	3,037,263
2,137,000	UBS Commercial Mortgage Trust, Series 2018-C12-B	4.79	% (b)	08/15/2051	2,347,646
8,530,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.70	% (b)	02/15/2051	9,341,292
1,500,000	UBS Commercial Mortgage Trust, Series 2018-C9-C	4.88	% (b)	03/15/2051	1,622,993
43,361,535	UBS Commercial Mortgage Trust, Series 2018-C9-XA	0.88	% (b)(f)	03/15/2051	2,258,394
5,213,000	UBS Commercial Mortgage Trust, Series 2019-C16-AS	3.89%		04/15/2052	5,794,303
6,114,000	UBS Commercial Mortgage Trust, Series 2019-C16-B	4.32	% (b)	04/15/2052	6,673,314
8,350,000	UBS Commercial Mortgage Trust, Series 2019-C17-AS	3.20%		10/15/2052	8,613,544
14,858,000	UBS Commercial Mortgage Trust, Series 2019-C18-AS	3.38	% (b)	12/15/2052	15,736,770
9,705,000	UBS Commercial Mortgage Trust, Series 2019-C18-B	3.68	% (b)	12/15/2052	10,257,251
68,321,757	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	1.81	% (a)(b)(f)	08/10/2049	1,316,485
4,346,710	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	4,627,140
11,460,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-C	4.07	% (b)	02/15/2048	11,687,128
374,730,496	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-XA	1.21	% (b)(f)	02/15/2048	14,575,030
3,187,500	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/15/2048	3,181,567
219,716,656	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	0.89	% (b)(f)	02/15/2048	6,027,157
9,701,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.60	% (b)	11/15/2048	10,128,063
127,939,348	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	0.97	% (b)(f)	11/15/2048	4,712,505
240,705,295	Wells Fargo Commercial Mortgage Trust, Series 2015-LC20-XA	1.31	% (b)(f)	04/15/2050	8,498,341
12,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.54	% (b)	09/15/2058	12,626,201
6,657,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-C	4.29	% (b)	07/15/2058	7,065,314
1,794,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.70	% (b)	12/15/2048	1,936,672
104,301,074	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	0.93	% (b)(f)	12/15/2048	3,846,905
14,269,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.72	% (b)	01/15/2059	14,987,715
5,888,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34-C	5.01	% (b)	06/15/2049	5,345,571
2,390,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C35-B	3.44%		07/15/2048	2,460,081
10,988,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C37-C	4.49	% (b)	12/15/2049	11,786,205
1,640,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24-C	4.46	% (b)	10/15/2049	1,681,964
2,155,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-C	4.32	% (b)	11/15/2049	2,256,171
133,994,099	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.61	% (b)(f)	11/15/2049	7,266,272
208,529,951	Wells Fargo Commercial Mortgage Trust, Series 2017-C39-XA	1.11	% (b)(f)	09/15/2050	11,064,912
1,904,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-C	4.30	% (b)	12/15/2050	2,021,883
50,136,369	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-XA	0.88	% (b)(f)	12/15/2050	2,433,008
162,890,702	Wells Fargo Commercial Mortgage Trust, Series 2018-C43-XA	0.67	% (b)(f)	03/15/2051	6,353,552
3,331,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C49-C	4.87	% (b)	03/15/2052	3,652,814
136,754,527	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-XA	1.42	% (b)(f)	05/15/2052	11,948,899
3,193,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C51-B	3.84	% (b)	06/15/2052	3,409,750
50,305,766	Wells Fargo Commercial Mortgage Trust, Series 2019-C51-XA	1.37	% (b)(f)	06/15/2052	4,247,638
24,972,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-AS	3.14%		08/15/2052	26,028,555
81,885,417	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-XA	1.62	% (b)(f)	08/15/2052	8,425,887
5,000,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C53-C	3.58	% (b)	10/15/2052	5,099,729
143,459,272	Wells Fargo Commercial Mortgage Trust, Series 2019-C54-XA	0.84	% (b)(f)	12/15/2052	8,675,556
28,088,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-AS	2.94%		02/15/2053	28,628,278
52,886,315	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-XB	0.82	% (b)(f)	02/15/2053	3,406,534
7,034,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C56-B	3.75	% (b)	06/15/2053	7,640,352
4,872,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C56-C	3.75	% (b)	06/15/2053	5,148,640
163,970,356	Wells Fargo Commercial Mortgage Trust, Series 2020-C56-XA	1.43	% (b)(f)	06/15/2053	15,666,597
119,570,150	Wells Fargo Commercial Mortgage Trust, Series 2020-C57-XA	2.10	% (b)(f)	08/15/2053	18,082,749
97,668,874	Wells Fargo Commercial Mortgage Trust, Series 2020-C58-XA	1.89	% (b)(f)	07/15/2053	13,575,817
2,225,000	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-C (1 Month LIBOR USD + 1.80%, 1.80% Floor)	1.91	% (a)	02/15/2040	2,239,253
725,000	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.61	% (a)	02/15/2040	732,744
1,825,000	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-E (1 Month LIBOR USD + 3.65%, 3.65% Floor)	3.76	% (a)	02/15/2040	1,851,623
13,695,967	WF-RBS Commercial Mortgage Trust, Series 2011-C4-XA	0.32	% (a)(b)(f)	06/15/2044	137
74,055,989	WF-RBS Commercial Mortgage Trust, Series 2012-C6-XA	2.05	% (a)(b)(f)	04/15/2045	381,588
86,100,107	WF-RBS Commercial Mortgage Trust, Series 2012-C8-XA	1.78	% (a)(b)(f)	08/15/2045	1,221,132
34,080,307	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	1.87	% (a)(b)(f)	11/15/2045	710,534
99,680,930	WF-RBS Commercial Mortgage Trust, Series 2013-C18-XA	0.80	% (b)(f)	12/15/2046	1,850,706
150,385,804	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.01	% (b)(f)	03/15/2047	3,195,623
10,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C21-B	4.21	% (b)	08/15/2047	10,674,554
8,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-C	4.31	% (b)	11/15/2047	7,923,550
178,357,065	WF-RBS Commercial Mortgage Trust, Series 2014-C25-XA	0.81	% (b)(f)	11/15/2047	4,247,359

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,918,084,140)					4,541,277,017

Non-Agency Residential Collateralized Mortgage Obligations—26.0%
110,141,368	ABFC Trust, Series 2007-WMC1-A1A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.36%		06/25/2037	97,987,841
1,848,917	ACE Securities Corporation Home Equity Loan Trust, Series 2007-ASP1-A2C (1 Month LIBOR USD + 0.26%, 0.26% Floor)	0.37%		03/25/2037	1,109,937
14,452,400	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2B (1 Month LIBOR USD + 0.12%, 0.12% Floor)	0.23%		01/25/2037	10,694,325
3,367,749	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2C (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.28%		01/25/2037	2,508,326
3,157,265	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2D (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.36%		01/25/2037	2,374,458
79,859,059	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.25%		11/25/2036	35,674,447
4,405,436	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	0.18%		11/25/2036	2,338,913
4,762,618	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2D (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.33%		11/25/2036	2,610,219
3,224,860	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM2-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.39%		02/25/2037	1,854,431
2,827,108	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM2-A2D (1 Month LIBOR USD + 0.37%, 0.37% Floor)	0.48%		02/25/2037	1,638,130
1,663,258	Adjustable Rate Mortgage Trust, Series 2005-10-3A31	2.72	% (b)	01/25/2036	1,632,291
25,054,743	Adjustable Rate Mortgage Trust, Series 2005-11-4A1	2.90	% (b)	02/25/2036	19,101,814
2,801,912	Adjustable Rate Mortgage Trust, Series 2005-4-2A1	2.98	% (b)	08/25/2035	2,775,443
463,051	Adjustable Rate Mortgage Trust, Series 2005-7-3A1	3.31	% (b)	10/25/2035	425,380
6,047,838	Adjustable Rate Mortgage Trust, Series 2005-8-3A21	3.06	% (b)	11/25/2035	5,422,440
13,356,894	Adjustable Rate Mortgage Trust, Series 2006-1-2A1	3.54	% (b)	03/25/2036	9,609,464
9,287,553	Adjustable Rate Mortgage Trust, Series 2006-2-3A1	3.30	% (b)	05/25/2036	9,114,072
11,935,746	Adjustable Rate Mortgage Trust, Series 2006-2-5A1	3.77	% (b)	05/25/2036	5,113,313
7,841,904	Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.39	% (b)	03/25/2037	7,536,117
1,333,718	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	4.19	% (a)(b)	11/25/2037	1,486,757
431,399	Aegis Asset Backed Securities Trust, Series 2003-2-M2 (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.66%		11/25/2033	430,423
1,432,492	Aegis Asset Backed Securities Trust, Series 2004-1-M2 (1 Month LIBOR USD + 2.03%, 2.03% Floor)	2.14%		04/25/2034	1,339,877
617,792	Aegis Asset Backed Securities Trust, Series 2004-2-M2 (1 Month LIBOR USD + 1.95%, 1.95% Floor)	2.06%		06/25/2034	641,740
8,291,289	Aegis Asset Backed Securities Trust, Series 2004-6-M2 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 15.00% Cap)	1.11%		03/25/2035	8,154,734
51,909,292	Ajax Master Trust, Series 2016-1-PC	4.08	% (a)(b)	01/01/2057	47,004,741
56,631,278	Ajax Master Trust, Series 2016-2-PC	2.75	% (a)(b)	10/25/2056	51,718,781
64,399,810	Ajax Master Trust, Series 2017-1-PC	3.64	% (a)(b)	06/25/2057	60,572,060
6,760,482	Ajax Mortgage Loan Trust, Series 2018-E-A	4.38	% (a)(b)	06/25/2058	6,833,264
11,048,504	Ajax Mortgage Loan Trust, Series 2019-C-A	3.95	% (a)(b)	10/25/2058	11,075,248
113,684,931	Ajax Mortgage Loan Trust, Series 2020-D-A	2.25	% (a)(c)	06/25/2060	114,519,833
20,000,000	AlphaFlow Transitional Mortgage Trust, Series 2021-WL1-A1	3.28	% (a)(c)	01/25/2026	20,007,084
39,505,785	Alternative Loan Trust, Series 2005-55CB-1A1	5.50%		11/25/2035	35,087,032
3,726,501	Alternative Loan Trust, Series 2006-12CB-A8	6.00%		05/25/2036	2,825,295
12,035,901	Alternative Loan Trust, Series 2006-13T1-A1	6.00%		05/25/2036	8,162,443
3,384,513	Alternative Loan Trust, Series 2006-16CB-A7	6.00%		06/25/2036	2,626,361
2,354,446	Alternative Loan Trust, Series 2006-2CB-A9	6.00%		03/25/2036	1,605,987
8,668,328	Alternative Loan Trust, Series 2006-41CB-1A15 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.29	% (f)(i)	01/25/2037	1,546,352
8,668,328	Alternative Loan Trust, Series 2006-41CB-1A2 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.71%		01/25/2037	4,493,833
4,256,951	Alternative Loan Trust, Series 2006-42-1A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.71%		01/25/2047	1,944,333
4,256,951	Alternative Loan Trust, Series 2006-42-1A2 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.29	% (f)(i)	01/25/2047	999,681
3,333,957	Alternative Loan Trust, Series 2006-43CB-1A12	5.75%		02/25/2037	2,563,074
11,588,150	Alternative Loan Trust, Series 2006-45T1-1A1 (1 Month LIBOR USD + 0.50%, 6.00% Floor, 6.00% Cap)	6.00%		02/25/2037	6,903,384
6,868,563	Alternative Loan Trust, Series 2006-4CB-1A1	6.00%		04/25/2036	5,106,092
6,696,992	Alternative Loan Trust, Series 2007-15CB-A2	5.75%		07/25/2037	5,506,572
8,033,964	Alternative Loan Trust, Series 2007-15CB-A5	5.75%		07/25/2037	6,605,892
17,937,610	Alternative Loan Trust, Series 2007-5CB-1A31	5.50%		04/25/2037	13,368,054
6,754,857	Alternative Loan Trust, Series 2007-5CB-2A1	6.00%		04/25/2037	4,650,485
5,731,235	Alternative Loan Trust, Series 2007-6-A1	5.75%		04/25/2047	4,571,577
42,886,153	Alternative Loan Trust, Series 2007-HY4-4A1	3.45	% (b)	06/25/2037	39,519,045
4,305,542	American Home Assets, Series 2006-2-2A1 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	0.49%		09/25/2046	4,187,170
4,562,034	American Home Mortgage Investment Trust, Series 2005-4-3A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 11.00% Cap)	0.71%		11/25/2045	4,017,083
17,402,227	American Home Mortgage Investment Trust, Series 2005-4-5A (6 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	1.95%		11/25/2045	11,078,679
2,203,765	American Home Mortgage Investment Trust, Series 2006-2-3A4	7.10	% (h)	06/25/2036	591,107
7,657,024	American Home Mortgage Investment Trust, Series 2007-A-13A1	6.60	% (a)(h)	01/25/2037	2,590,740
129,813,369	Ameriquest Mortgage Securities Trust, Series 2006-M3-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.28%		10/25/2036	88,222,087
6,862,903	Ameriquest Mortgage Securities, Inc., Series 2004-FR1-M1	4.18	% (h)	05/25/2034	7,018,779
6,704,383	Amortizing Residential Collateral Trust, Series 2002-BC7-M1 (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31%		10/25/2032	5,838,345
41,588,000	AMSR Trust, Series 2019-SFR1-E	3.47	% (a)	01/19/2039	42,242,861
30,156,000	AMSR Trust, Series 2020-SFR4-G1	4.00	% (a)	11/17/2037	30,326,216
10,000,000	AMSR Trust, Series 2020-SFR5-F	2.69	% (a)	11/17/2037	9,863,178
10,500,000	Angel Oak Mortgage Trust LLC, Series 2019-2-M1	4.07	% (a)(b)	03/25/2049	10,864,699
15,170,378	Argent Securities Trust, Series 2006-W5-A1A (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.41%		06/25/2036	11,818,817
512,370	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2004-HE3-M2 (1 Month LIBOR USD + 1.68%, 1.68% Floor)	1.79%		06/25/2034	517,452
27,212,101	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2006-HE7-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.24%		11/25/2036	25,258,476
1,263,244	Banc of America Alternative Loan Trust, Series 2005-10-4A1	5.75%		11/25/2035	1,259,653
3,800,543	Banc of America Alternative Loan Trust, Series 2005-11-2CB1	6.00%		12/25/2035	3,772,180
2,427,430	Banc of America Alternative Loan Trust, Series 2006-2-1CB1	6.00%		03/25/2036	2,446,557
3,495,530	Banc of America Alternative Loan Trust, Series 2006-2-3CB1	6.50%		03/25/2036	3,508,876
780,949	Banc of America Alternative Loan Trust, Series 2006-5-CB14 (1 Month LIBOR USD + 1.10%, 6.00% Floor, 6.00% Cap)	6.00%		06/25/2046	773,029
1,689,571	Banc of America Alternative Loan Trust, Series 2006-6-CB3	6.00%		07/25/2046	1,629,088
9,541,910	Banc of America Alternative Loan Trust, Series 2006-7-A4	6.50	% (h)	10/25/2036	4,339,158
2,391,050	Banc of America Alternative Loan Trust, Series 2006-8-1A1 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.39	% (f)(i)	11/25/2036	436,439
852,156	Banc of America Alternative Loan Trust, Series 2006-8-1A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.56%		11/25/2036	722,542
3,991,485	Banc of America Alternative Loan Trust, Series 2006-9-1CB1	6.00%		01/25/2037	3,943,410
684,138	Banc of America Alternative Loan Trust, Series 2007-2-2A1	6.00%		06/25/2037	672,535
3,477,076	Banc of America Funding Corporation, Series 2006-2-3A1	6.00%		03/25/2036	3,508,674
117,590	Banc of America Funding Corporation, Series 2006-2-4A1 (-3 x 1 Month LIBOR USD + 22.80%, 22.80% Cap)	22.47	% (i)	03/25/2036	157,777
400,087	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	396,529
325,781	Banc of America Funding Corporation, Series 2006-3-1A1	6.00%		03/25/2036	325,806
270,704	Banc of America Funding Corporation, Series 2006-3-6A1	6.38	% (b)	03/25/2036	282,850
2,071,226	Banc of America Funding Corporation, Series 2006-6-1A7	6.25%		08/25/2036	2,050,668
761,764	Banc of America Funding Corporation, Series 2006-7-T2A5	6.54	% (h)	10/25/2036	753,583
3,590,428	Banc of America Funding Corporation, Series 2006-7-T2A8	6.41	% (h)	10/25/2036	3,560,830
964,672	Banc of America Funding Corporation, Series 2006-8T2-A8	6.10	% (h)	10/25/2036	949,646
414,240	Banc of America Funding Corporation, Series 2006-B-7A1	2.64	% (b)	03/20/2036	380,804
5,818,890	Banc of America Funding Corporation, Series 2006-D-6A1	2.92	% (b)	05/20/2036	5,923,473
95,842	Banc of America Funding Corporation, Series 2006-G-2A1 (1 Month LIBOR USD + 0.44%, 0.44% Floor, 10.50% Cap)	0.55%		07/20/2036	95,901
199,933	Banc of America Funding Corporation, Series 2006-H-3A1	3.09	% (b)	09/20/2046	185,588
34,844,154	Banc of America Funding Corporation, Series 2006-H-5A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 10.50% Cap)	0.47%		10/20/2036	18,031,993
700,857	Banc of America Funding Corporation, Series 2007-1-TA10	5.84	% (h)	01/25/2037	694,011
972,967	Banc of America Funding Corporation, Series 2007-3-TA1B	5.83	% (b)	04/25/2037	973,011
1,898,388	Banc of America Funding Corporation, Series 2007-5-1A1	5.50%		07/25/2037	1,881,943
1,382,262	Banc of America Funding Corporation, Series 2009-R14A-3A (-2 x 1 Month LIBOR USD + 16.57%, 5.50% Floor, 16.57% Cap)	15.82	% (a)(i)	06/26/2035	1,787,952
2,261,136	Banc of America Funding Corporation, Series 2009-R15A-4A2	5.75	% (a)(b)	12/26/2036	2,097,527
916,223	Banc of America Funding Corporation, Series 2010-R1-3A (-2 x 1 Month LIBOR USD + 14.28%, 6.00% Floor, 14.28% Cap)	14.10	% (a)(i)	07/26/2036	1,150,509
1,852,248	Banc of America Mortgage Securities Trust, Series 2006-1-A9	6.00%		05/25/2036	1,800,689
195,609	Banc of America Mortgage Securities Trust, Series 2007-1-2A5	5.75%		01/25/2037	191,908
4,804,099	Banc of America Mortgage Trust, Series 2007-3-2A8	7.00%		09/25/2037	4,797,458
10,286,390	BankUnited Trust, Series 2005-1-2A1	3.33	% (b)	09/25/2045	10,249,065
1,192,843	Bayview Commercial Asset Trust, Series 2007-3-A2 (1 Month LIBOR USD + 0.29%)	0.40	% (a)	07/25/2037	1,130,064
14,836,942	Bayview Opportunity Master Fund Trust, Series 2019-SBR1-A1	3.47	% (a)(c)	06/28/2034	14,919,643
42,665,375	BCAP LLC Trust, Series 2007-AA2-11A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.30	% (a)	05/25/2047	43,878,642
2,464,707	BCAP LLC Trust, Series 2007-AA2-2A7	6.00%		04/25/2037	1,761,374
2,668,348	BCAP LLC Trust, Series 2007-AA2-2A8	5.75%		04/25/2037	1,855,175
10,622,724	BCAP LLC Trust, Series 2008-RR3-A1B	6.67	% (a)(b)	10/25/2036	5,353,288
2,171,088	BCAP LLC Trust, Series 2009-RR13-18A2	5.81	% (a)(b)	07/26/2037	1,693,018
3,263,766	BCAP LLC Trust, Series 2009-RR4-4A2	5.75	% (a)(b)	02/26/2036	2,262,300
911,334	BCAP LLC Trust, Series 2010-RR10-5A1	7.00	% (a)(b)	04/27/2037	943,620
1,917,034	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12-13A1	3.24	% (b)	02/25/2036	1,856,263
3,639,794	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4-4A1	3.10	% (b)	10/25/2046	3,395,570
3,805,023	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-2A1	2.80	% (b)	02/25/2047	3,760,854
1,864,688	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.06	% (b)	02/25/2047	1,842,489
18,028,234	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-2-2A1 (12 Month LIBOR USD + 1.88%, 1.88% Floor, 11.15% Cap)	2.23%		12/25/2046	16,148,448
1,342,272	Bear Stearns Alt-A Trust, Series 2004-11-2A3	2.61	% (b)	11/25/2034	1,330,465
6,942,883	Bear Stearns Alt-A Trust, Series 2006-1-11A1 (1 Month LIBOR USD + 0.48%, 0.48% Floor, 11.50% Cap)	0.59%		02/25/2036	6,996,975
17,319,481	Bear Stearns Alt-A Trust, Series 2006-3-21A1	2.78	% (b)	05/25/2036	14,844,759
6,058,987	Bear Stearns Alt-A Trust, Series 2006-5-1A1 (1 Month LIBOR USD + 0.34%, 0.34% Floor, 11.50% Cap)	0.45%		08/25/2036	5,673,546
8,059,397	Bear Stearns Alt-A Trust, Series 2006-6-2A1	3.39	% (b)	11/25/2036	5,556,312
3,926,298	Bear Stearns Alt-A Trust, Series 2006-8-2A1	2.95	% (b)	08/25/2046	3,167,167
7,403,883	Bear Stearns Alt-A Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 11.50% Cap)	0.43%		01/25/2047	6,876,841
3,878,692	Bear Stearns Asset Backed Securities Trust, Series 2004-AC4-A2	5.50	% (h)	08/25/2034	4,026,224
9,177,961	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-1A	5.75	% (h)	04/25/2035	8,756,252
2,670,951	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-2A1	5.75	% (h)	04/25/2035	2,734,972
38,312,955	Bear Stearns Asset Backed Securities Trust, Series 2005-AC6-22A	5.31	% (b)	09/25/2035	35,650,043
5,984,118	Bear Stearns Asset Backed Securities Trust, Series 2005-AC7-A4	6.00	% (h)	10/25/2035	5,070,403
10,290,459	Bear Stearns Asset Backed Securities Trust, Series 2006-AC1-1A1	6.25	% (h)	02/25/2036	6,955,948
3,702,825	Bear Stearns Asset Backed Securities Trust, Series 2006-AC5-A1	6.25	% (h)	12/25/2036	3,642,118
10,335,311	Bear Stearns Asset Backed Securities Trust, Series 2007-HE2-2A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.27%		02/25/2037	10,218,055
36,612,418	Bear Stearns Asset Backed Securities Trust, Series 2007-HE4-2A (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.33%		05/25/2037	34,462,481
16,956,572	Bear Stearns Asset Backed Securities Trust, Series 2007-HE6-2A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.16%		08/25/2037	16,145,552
15,000,000	Bear Stearns Asset Backed Securities Trust, Series 2007-HE7-1A2 (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.71%		10/25/2037	14,767,794
1,330,157	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A2A	6.00%		10/25/2036	903,446
1,315,453	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	891,374
1,888,475	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-23A1	2.76	% (b)	10/25/2036	1,444,075
10,289,922	Bear Stearns Mortgage Funding Trust, Series 2006-AR3-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 10.50% Cap)	0.31%		11/25/2036	9,772,505
4,501,399	Bear Stearns Mortgage Funding Trust, Series 2006-AR4-A2 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 10.50% Cap)	0.29%		12/25/2037	4,244,146
10,332,124	Bear Stearns Mortgage Funding Trust, Series 2007-AR3-22A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.50% Cap)	0.27%		04/25/2037	11,160,524
13,777,342	Bellemeade Ltd., Series 2019-2A-M1B (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.56	% (a)	04/25/2029	13,794,466
15,296,536	BNC Mortgage Loan Trust, Series 2006-2-A4 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.43%		11/25/2036	14,843,324
10,690,347	BNC Mortgage Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.27%		03/25/2037	10,383,321
7,589,607	BNC Mortgage Loan Trust, Series 2007-4-A4 (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.61%		11/25/2037	6,744,973
31,360,859	BNPP Mortgage Securities LLC Trust, Series 2009-1-B1	6.00	% (a)	08/27/2037	22,560,974
5,458,363	Carrington Mortgage Loan Trust, Series 2006-FRE2-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor, 12.50% Cap)	0.23%		10/25/2036	4,748,794
26,319,545	Carrington Mortgage Loan Trust, Series 2006-FRE2-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	0.27%		10/25/2036	23,004,545
8,100,956	Carrington Mortgage Loan Trust, Series 2006-FRE2-A4 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 12.50% Cap)	0.36%		10/25/2036	7,141,937
7,599,192	Carrington Mortgage Loan Trust, Series 2006-NC3-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 12.50% Cap)	0.26%		08/25/2036	7,311,750
78,442,223	Carrington Mortgage Loan Trust, Series 2006-NC4-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	0.27%		10/25/2036	76,048,175
19,106,535	Carrington Mortgage Loan Trust, Series 2006-NC5-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 14.50% Cap)	0.26%		01/25/2037	17,218,588
25,106,197	Carrington Mortgage Loan Trust, Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	0.25%		12/25/2036	24,109,473
23,062,302	Cascade MH Asset Trust, Series 2019-MH1-A	4.00	% (a)(b)	11/25/2044	24,224,012
2,750,000	Centex Home Equity, Series 2004-A-AF5	5.43	% (h)	01/25/2034	2,718,573
437,624	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4-2M1 (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.01%		03/25/2033	431,592
3,918,417	Chase Mortgage Finance Trust, Series 2005-A1-2A4	3.05	% (b)	12/25/2035	3,917,118
8,356,162	Chase Mortgage Finance Trust, Series 2006-S1-A5	6.50%		05/25/2036	6,015,017
8,796,510	Chase Mortgage Finance Trust, Series 2006-S2-1A9	6.25%		10/25/2036	6,214,680
5,352,061	Chase Mortgage Finance Trust, Series 2006-S3-1A2	6.00%		11/25/2036	3,651,230
14,726,957	Chase Mortgage Finance Trust, Series 2006-S4-A8	6.00%		12/25/2036	9,918,857
4,075,753	Chase Mortgage Finance Trust, Series 2007-A2-6A4	2.99	% (b)	07/25/2037	3,951,237
4,493,909	Chase Mortgage Finance Trust, Series 2007-S1-A7	6.00%		02/25/2037	2,630,201
2,688,577	Chase Mortgage Finance Trust, Series 2007-S3-1A5	6.00%		05/25/2037	1,889,706
1,250,148	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	410,032
2,616,845	Chase Mortgage Finance Trust, Series 2007-S5-1A18	6.00%		07/25/2037	1,840,339
2,882,637	ChaseFlex Trust, Series 2005-1-3A1	6.00%		02/25/2035	2,798,705
287,618	ChaseFlex Trust, Series 2006-1-A5	6.16	% (b)	06/25/2036	286,824
3,564,606	ChaseFlex Trust, Series 2006-2-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor, 11.50% Cap)	0.31%		09/25/2036	3,017,714
3,584,727	ChaseFlex Trust, Series 2007-1-1A1	6.50%		02/25/2037	1,947,371
6,996,534	ChaseFlex Trust, Series 2007-M1-2F4	4.13	% (h)	08/25/2037	6,733,162
7,277,017	ChaseFlex Trust, Series 2007-M1-2F5	4.13	% (h)	08/25/2037	7,002,534
18,138,442	CHL Mortgage Pass-Through Trust, Series 2005-17-2A1	5.50%		09/25/2035	14,082,690
3,005,793	CHL Mortgage Pass-Through Trust, Series 2005-18-A1	5.50%		10/25/2035	2,355,016
3,220,100	CHL Mortgage Pass-Through Trust, Series 2005-26-1A12	5.50%		11/25/2035	2,711,617
10,760,837	CHL Mortgage Pass-Through Trust, Series 2005-HYB8-4A1	3.10	% (b)	12/20/2035	10,717,614
6,004,059	CHL Mortgage Pass-Through Trust, Series 2006-14-A5	6.25%		09/25/2036	4,456,762
24,529,989	CHL Mortgage Pass-Through Trust, Series 2006-8-1A3	6.00%		05/25/2036	21,251,441
1,844,199	CHL Mortgage Pass-Through Trust, Series 2007-15-1A2	6.25%		09/25/2037	1,542,814
50,268,950	CHL Mortgage Pass-Through Trust, Series 2007-21-1A1	6.25%		02/25/2038	38,276,066
1,844,624	CHL Mortgage Pass-Through Trust, Series 2007-2-A2	6.00%		03/25/2037	1,344,783
2,368,832	CHL Mortgage Pass-Through Trust, Series 2007-7-A11	5.50%		06/25/2037	1,704,479
4,477,018	CHL Mortgage Pass-Through Trust, Series 2007-8-1A8	6.00%		01/25/2038	3,174,302
7,656,987	CHL Mortgage Pass-Through Trust, Series 2007-9-A1	5.75%		07/25/2037	5,964,858
12,932,118	CHL Mortgage Pass-Through Trust, Series 2007-HYB1-2A1	2.84	% (b)	03/25/2037	12,236,869
13,690,000	CHL Mortgage Pass-Through Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	2.86	% (a)	05/25/2023	13,642,441
55,000,000	CIM Trust, Series 2017-5-A3	4.00	% (a)(b)	05/25/2057	55,054,742
36,015,426	CIM Trust, Series 2017-6-A1	3.02	% (a)(b)	06/25/2057	36,068,891
3,495,593	CitiCorporationMortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	3,573,954
816,091	CitiCorporationMortgage Securities, Inc., Series 2006-7-1A1	6.00%		12/25/2036	805,145
2,701,381	CitiCorporationResidential Mortgage Securities, Inc., Series 2006-2-A5	5.22	% (h)	09/25/2036	2,764,615
1,672,409	Citigroup Mortgage Loan Trust, Inc., Series 2005-5-2A2	5.75%		08/25/2035	1,315,739
748,843	Citigroup Mortgage Loan Trust, Inc., Series 2005-9-21A1	5.50%		11/25/2035	725,940
1,971,366	Citigroup Mortgage Loan Trust, Inc., Series 2006-4-2A1A	6.00%		12/25/2035	1,988,624
26,877,371	Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.25	% (a)	09/25/2036	26,017,803
6,394,067	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3-1A1A	3.83	% (b)	06/25/2036	6,507,393
2,906,443	Citigroup Mortgage Loan Trust, Inc., Series 2006-FX1-A6	5.85	% (h)	10/25/2036	2,400,457
1,549,417	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1-A2D	4.82	% (h)	03/25/2036	985,420
10,648,858	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2D	6.66	% (h)	05/25/2036	5,495,472
3,553,027	Citigroup Mortgage Loan Trust, Inc., Series 2007-10-1A1A	5.53	% (b)	04/25/2037	3,552,902
633,550	Citigroup Mortgage Loan Trust, Inc., Series 2007-12-2A1	6.50	% (a)(b)	10/25/2036	463,248
75,716	Citigroup Mortgage Loan Trust, Inc., Series 2007-2-2A	6.00%		11/25/2036	76,381
17,839,945	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-1A1	5.75	% (a)	04/25/2047	14,167,296
896,553	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-2A2	6.50	% (a)(b)(e)	05/25/2037	902,418
62,974,879	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.25	% (a)	01/25/2037	59,214,158
2,064,977	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3-A2D (1 Month LIBOR USD + 0.35%, 0.35% Floor)	0.46%		03/25/2037	1,915,190
1,256,403	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5-1A3A	2.92	% (b)	04/25/2037	1,218,023
2,943,596	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8-1A1A	3.13	% (b)	08/25/2047	2,805,104
4,240,100	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A3A	5.97	% (h)	01/25/2037	2,632,857
9,346,706	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A5A	5.76	% (h)	01/25/2037	5,802,079
4,791,609	Citigroup Mortgage Loan Trust, Inc., Series 2010-7-9A4	6.00	% (a)(b)	10/25/2037	4,511,816
29,426,955	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-7A4	6.00	% (a)(b)(e)	06/25/2037	29,458,068
153,265,007	Citigroup Mortgage Loan Trust, Inc., Series 2017-RP2-A1A	3.93	% (a)(b)	07/25/2067	157,159,011
14,188,102	Citigroup Mortgage Loan Trust, Inc., Series 2018-A-A1	4.00	% (a)(b)	01/25/2068	14,250,064
43,021,234	Citigroup Mortgage Loan Trust, Inc., Series 2021-JL1-A	2.75	% (a)(b)	02/27/2062	42,786,708
4,307,610	Citigroup Mortgage Loan Trust, Series 2007-OPX1-A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.31%		01/25/2037	2,458,095
152,590,839	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92	% (a)	10/25/2058	149,381,518
31,102,123	Citigroup Mortgage Loan Trust, Series 2019-B-A1	3.26	% (a)(b)	04/25/2066	31,413,953
79,184,615	Citigroup Mortgage Loan Trust, Series 2019-C-A1	3.23	% (a)(c)	09/25/2059	79,734,235
229,089,080	Citigroup Mortgage Loan Trust, Series 2019-D-PT1	3.25	% (a)(b)	04/25/2064	223,755,382
341,900,463	Citigroup Mortgage Loan Trust, Series 2020-RP1-A1	1.50	% (a)(b)	08/25/2064	341,790,268
26,293,400	Citigroup Mortgage Loan Trust, Series 2020-RP1-M1	2.00	% (a)(b)	08/25/2064	24,654,835
22,116,950	Citigroup Mortgage Loan Trust, Series 2020-RP1-M2	2.50	% (a)(b)	08/25/2064	20,775,411
18,676,200	Citigroup Mortgage Loan Trust, Series 2020-RP1-M3	2.75	% (a)(b)	08/25/2064	16,775,166
49,327,290	Citigroup Mortgage Loan Trust, Series 2020-RP1-PT5	19.09	% (a)(b)	08/25/2064	45,289,757
2,659,676	CitiMortgage Alternative Loan Trust, Series 2006-A1-1A5	5.50%		04/25/2036	2,642,969
2,696,719	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	2,697,745
2,616,497	CitiMortgage Alternative Loan Trust, Series 2006-A3-1A13	6.00%		07/25/2036	2,590,631
1,956,796	CitiMortgage Alternative Loan Trust, Series 2006-A4-1A8	6.00%		09/25/2036	1,908,958
479,239	CitiMortgage Alternative Loan Trust, Series 2006-A5-2A1	5.50%		10/25/2021	494,458
1,882,893	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	1,771,804
6,262,478	CitiMortgage Alternative Loan Trust, Series 2006-A6-1A2 (1 Month LIBOR USD + 0.50%, 6.00% Floor, 6.00% Cap)	6.00%		11/25/2036	6,256,376
3,102,636	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A5	6.00%		01/25/2037	3,115,832
1,512,740	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	1,519,174
4,101,838	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A8 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.71%		01/25/2037	3,398,915
3,870,540	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A9 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.29	% (f)(i)	01/25/2037	632,623
3,442,958	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A1	6.00	% (d)	03/25/2037	3,518,930
7,923,349	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.29	% (f)(i)	03/25/2037	1,311,565
3,104,991	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A4	5.75%		03/25/2037	3,110,297
5,583,401	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A3 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	0.44%		04/25/2037	4,567,504
5,583,401	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A4 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	6.56	% (f)(i)	04/25/2037	1,041,095
5,913,109	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A5	5.75%		04/25/2037	5,898,127
777,760	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A11	6.00%		05/25/2037	779,458
10,254,199	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A8	6.00%		05/25/2037	10,276,592
338,184	CitiMortgage Alternative Loan Trust, Series 2007-A8-A1	6.00%		10/25/2037	331,149
80,000,000	Connecticut Avenue Securities Trust, Series 2020-R02-2M2 (1 Month LIBOR USD + 2.00%)	2.11	% (a)	01/25/2040	80,117,872
9,000,000	CoreVest American Finance Trust, Series 2020-3-D	2.95	% (a)(b)	08/15/2053	8,542,970
35,198,249	Countrywide Alternative Loan Trust, Series 2004-36CB-1A1	6.00%		02/25/2035	33,114,217
3,840,095	Countrywide Alternative Loan Trust, Series 2005-13CB-A3	5.50%		05/25/2035	3,890,731
3,007,628	Countrywide Alternative Loan Trust, Series 2005-20CB-2A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	0.61%		07/25/2035	2,075,559
6,140,574	Countrywide Alternative Loan Trust, Series 2005-20CB-2A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.89	% (f)(i)	07/25/2035	772,667
3,425	Countrywide Alternative Loan Trust, Series 2005-20CB-4A1	5.25%		06/25/2022	3,420
2,091,641	Countrywide Alternative Loan Trust, Series 2005-26CB-A11 (-2 x 1 Month LIBOR USD + 13.05%, 13.05% Cap)	12.85	% (i)	07/25/2035	2,060,214
2,956,363	Countrywide Alternative Loan Trust, Series 2005-28CB-1A2 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	0.86%		08/25/2035	2,542,648
1,267,278	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	865,423
1,484,036	Countrywide Alternative Loan Trust, Series 2005-46CB-A20	5.50%		10/25/2035	1,375,328
4,607,191	Countrywide Alternative Loan Trust, Series 2005-48T1-A2	5.50%		11/25/2035	3,618,705
1,714,542	Countrywide Alternative Loan Trust, Series 2005-54CB-3A4	5.50%		11/25/2035	1,330,178
16,435,735	Countrywide Alternative Loan Trust, Series 2005-57CB-1A1	5.50%		12/25/2035	15,138,129
403,809	Countrywide Alternative Loan Trust, Series 2005-60T1-A7 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	35.14	% (i)	12/25/2035	561,924
523,420	Countrywide Alternative Loan Trust, Series 2005-64CB-1A14	5.50%		12/25/2035	521,966
7,596,780	Countrywide Alternative Loan Trust, Series 2005-64CB-1A4	5.50%		12/25/2035	7,588,589
1,389,688	Countrywide Alternative Loan Trust, Series 2005-73CB-1A5 (1 Month LIBOR USD + 0.80%, 0.80% Floor, 5.50% Cap)	0.91%		01/25/2036	1,279,935
3,496,168	Countrywide Alternative Loan Trust, Series 2005-73CB-1A6 (-1 x 1 Month LIBOR USD + 4.70%, 4.70% Cap)	4.59	% (f)(i)	01/25/2036	481,416
35,458,352	Countrywide Alternative Loan Trust, Series 2005-77T1-1A1	6.00%		02/25/2036	24,944,975
605,641	Countrywide Alternative Loan Trust, Series 2005-79CB-A5	5.50%		01/25/2036	495,888
23,021,047	Countrywide Alternative Loan Trust, Series 2005-85CB-1A1	6.00%		02/25/2036	15,455,021
1,754,092	Countrywide Alternative Loan Trust, Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	21.24	% (i)	02/25/2036	2,191,226
1,127,575	Countrywide Alternative Loan Trust, Series 2005-86CB-A5	5.50%		02/25/2036	915,499
1,804,719	Countrywide Alternative Loan Trust, Series 2005-J10-1A11	5.50%		10/25/2035	1,671,389
410,712	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	0.81%		10/25/2035	303,919
192,395	Countrywide Alternative Loan Trust, Series 2005-J10-1A15	5.50%		10/25/2035	178,181
461,768	Countrywide Alternative Loan Trust, Series 2005-J11-1A3	5.50%		11/25/2035	363,650
485,428	Countrywide Alternative Loan Trust, Series 2005-J11-6A1	6.50%		09/25/2032	483,681
566,285	Countrywide Alternative Loan Trust, Series 2005-J13-2A5 (1 Month LIBOR USD + 0.48%, 0.48% Floor, 5.50% Cap)	0.59%		11/25/2035	387,680
1,132,570	Countrywide Alternative Loan Trust, Series 2005-J13-2A6 (-1 x 1 Month LIBOR USD + 5.02%, 5.02% Cap)	4.91	% (f)(i)	11/25/2035	178,068
3,891,000	Countrywide Alternative Loan Trust, Series 2005-J1-5A3	5.50%		02/25/2035	3,903,814
18,779	Countrywide Alternative Loan Trust, Series 2005-J1-7A1	5.50%		06/25/2022	18,148
656,426	Countrywide Alternative Loan Trust, Series 2005-J2-1A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	0.61%		04/25/2035	551,611
2,019,771	Countrywide Alternative Loan Trust, Series 2005-J2-1A6 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.89	% (f)(i)	04/25/2035	188,107
5,090,811	Countrywide Alternative Loan Trust, Series 2005-J3-2A8 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 5.50% Cap)	0.41%		05/25/2035	4,308,840
5,090,811	Countrywide Alternative Loan Trust, Series 2005-J3-2A9 (-1 x 1 Month LIBOR USD + 5.20%, 5.20% Cap)	5.09	% (f)(i)	05/25/2035	563,596
3,023,593	Countrywide Alternative Loan Trust, Series 2006-12CB-A3 (1 Month LIBOR USD + 5.75%, 5.75% Floor)	5.75%		05/25/2036	2,234,983
33,017,761	Countrywide Alternative Loan Trust, Series 2006-15CB-A1	6.50%		06/25/2036	24,627,733
901,768	Countrywide Alternative Loan Trust, Series 2006-18CB-A12 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.71%		07/25/2036	423,247
901,768	Countrywide Alternative Loan Trust, Series 2006-18CB-A13 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	5.39	% (f)(i)	07/25/2036	165,602
4,423,384	Countrywide Alternative Loan Trust, Series 2006-19CB-A12 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	0.51%		08/25/2036	2,393,550
5,998,375	Countrywide Alternative Loan Trust, Series 2006-19CB-A13 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.49	% (f)(i)	08/25/2036	928,166
923,386	Countrywide Alternative Loan Trust, Series 2006-19CB-A15	6.00%		08/25/2036	745,652
1,636,718	Countrywide Alternative Loan Trust, Series 2006-24CB-A11	5.75%		08/25/2036	1,286,960
4,790,474	Countrywide Alternative Loan Trust, Series 2006-24CB-A14 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	7.04	% (f)(i)	08/25/2036	1,207,079
3,841,336	Countrywide Alternative Loan Trust, Series 2006-24CB-A22	6.00%		08/25/2036	3,089,398
4,122,908	Countrywide Alternative Loan Trust, Series 2006-24CB-A5 (1 Month LIBOR USD + 0.60%, 0.06% Floor, 6.00% Cap)	0.71%		08/25/2036	2,279,589
1,557,439	Countrywide Alternative Loan Trust, Series 2006-26CB-A17	6.25%		09/25/2036	1,097,829
1,999,106	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	1,446,903
3,417,182	Countrywide Alternative Loan Trust, Series 2006-29T1-1A2	6.25%		10/25/2036	2,614,707
491,991	Countrywide Alternative Loan Trust, Series 2006-29T1-2A12 (-7 x 1 Month LIBOR USD + 46.15%, 46.15% Cap)	45.44	% (i)	10/25/2036	1,034,770
301,355	Countrywide Alternative Loan Trust, Series 2006-29T1-2A23 (-4 x 1 Month LIBOR USD + 33.37%, 33.37% Cap)	32.90	% (i)	10/25/2036	492,651
3,539,741	Countrywide Alternative Loan Trust, Series 2006-30T1-1A2	6.25%		11/25/2036	3,121,580
2,512,944	Countrywide Alternative Loan Trust, Series 2006-32CB-A1 (1 Month LIBOR USD + 0.67%, 0.67% Floor, 6.00% Cap)	0.78%		11/25/2036	1,388,900
4,191,591	Countrywide Alternative Loan Trust, Series 2006-32CB-A2 (-1 x 1 Month LIBOR USD + 5.33%, 5.33% Cap)	5.22	% (f)(i)	11/25/2036	814,256
4,667,433	Countrywide Alternative Loan Trust, Series 2006-36T2-2A1	6.25%		12/25/2036	3,023,191
1,105,232	Countrywide Alternative Loan Trust, Series 2006-39CB-1A10	6.00%		01/25/2037	1,105,708
14,259,687	Countrywide Alternative Loan Trust, Series 2006-39CB-2A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.44	% (f)(i)	01/25/2037	3,024,666
4,856,096	Countrywide Alternative Loan Trust, Series 2006-39CB-2A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.56%		01/25/2037	314,420
1,726,437	Countrywide Alternative Loan Trust, Series 2006-40T1-1A11	6.00%		01/25/2037	1,501,445
2,938,404	Countrywide Alternative Loan Trust, Series 2006-40T1-1A4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.34	% (f)(i)	01/25/2037	428,398
3,544,346	Countrywide Alternative Loan Trust, Series 2006-41CB-1A10	6.00%		01/25/2037	2,780,689
3,732,273	Countrywide Alternative Loan Trust, Series 2006-41CB-1A9	6.00%		01/25/2037	2,928,126
3,738,113	Countrywide Alternative Loan Trust, Series 2006-45T1-1A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.71%		02/25/2037	1,060,296
3,738,113	Countrywide Alternative Loan Trust, Series 2006-45T1-1A5 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.29	% (f)(i)	02/25/2037	657,955
888,644	Countrywide Alternative Loan Trust, Series 2006-6CB-1A4	5.50%		05/25/2036	863,468
2,605,751	Countrywide Alternative Loan Trust, Series 2006-J1-1A10	5.50%		02/25/2036	2,367,258
5,286,969	Countrywide Alternative Loan Trust, Series 2006-J1-1A3	5.50%		02/25/2036	4,803,076
1,111,310	Countrywide Alternative Loan Trust, Series 2006-J4-2A2	6.00%		07/25/2036	890,528
720,601	Countrywide Alternative Loan Trust, Series 2007-11T1-A24 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	39.25	% (i)	05/25/2037	1,323,919
11,233,862	Countrywide Alternative Loan Trust, Series 2007-15CB-A1	6.00%		07/25/2037	9,654,953
8,847,586	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.56%		08/25/2037	3,387,815
2,562,040	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	53.68	% (i)	08/25/2037	5,747,289
3,715,985	Countrywide Alternative Loan Trust, Series 2007-16CB-4A7	6.00%		08/25/2037	3,577,940
6,239,423	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	29.40	% (i)	08/25/2037	8,776,755
960,705	Countrywide Alternative Loan Trust, Series 2007-18CB-2A25	6.00%		08/25/2037	785,877
702,216	Countrywide Alternative Loan Trust, Series 2007-19-1A10 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	38.35	% (i)	08/25/2037	1,389,627
10,321,074	Countrywide Alternative Loan Trust, Series 2007-19-1A4	6.00%		08/25/2037	7,453,033
28,985,550	Countrywide Alternative Loan Trust, Series 2007-19-2A1	6.50%		08/25/2037	17,921,945
3,274,883	Countrywide Alternative Loan Trust, Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	27.97	% (i)	09/25/2037	3,598,064
19,955,871	Countrywide Alternative Loan Trust, Series 2007-22-2A16	6.50%		09/25/2037	12,082,124
8,189,061	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.61%		09/25/2037	3,641,766
11,621,975	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.39	% (f)(i)	09/25/2037	3,198,149
15,398,993	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	2,880,585
4,503,566	Countrywide Alternative Loan Trust, Series 2007-5CB-1A18 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.54	% (f)(i)	04/25/2037	984,492
4,503,566	Countrywide Alternative Loan Trust, Series 2007-5CB-1A23 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	0.66%		04/25/2037	2,245,578
3,782,244	Countrywide Alternative Loan Trust, Series 2007-6-A4	5.75%		04/25/2047	3,018,130
309,224	Countrywide Alternative Loan Trust, Series 2007-8CB-A12 (-6 x 1 Month LIBOR USD + 40.20%, 40.20% Cap)	39.55	% (i)	05/25/2037	617,682
330,092	Countrywide Alternative Loan Trust, Series 2007-8CB-A8 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	39.43	% (i)	05/25/2037	657,166
483,753	Countrywide Alternative Loan Trust, Series 2007-9T1-1A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	0.61%		05/25/2037	181,043
483,753	Countrywide Alternative Loan Trust, Series 2007-9T1-1A5 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	5.39	% (f)(i)	05/25/2037	97,156
1,542,310	Countrywide Alternative Loan Trust, Series 2007-9T1-2A1	6.00%		05/25/2037	953,146
30,054,881	Countrywide Alternative Loan Trust, Series 2007-HY2-1A	2.80	% (b)	03/25/2047	30,051,843
1,969,212	Countrywide Asset Backed Certificates, Series 2003-BC6-M1 (1 Month LIBOR USD + 0.83%, 0.83% Floor)	0.93%		11/25/2033	1,943,434
9,292,739	Countrywide Asset Backed Certificates, Series 2005-4-AF5B	5.65	% (h)	10/25/2035	9,528,915
28,861,702	Countrywide Asset Backed Certificates, Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.25%		06/25/2047	26,964,294
7,898,827	Countrywide Asset Backed Certificates, Series 2006-26-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.25%		06/25/2037	7,474,172
16,209,599	Countrywide Asset Backed Certificates, Series 2007-BC1-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.25%		05/25/2037	14,997,574
175,840	Countrywide Asset-Backed Certificates, Series 2005-13-AF3	5.43	% (b)	02/25/2033	166,775
22,079,361	Countrywide Asset-Backed Certificates, Series 2007-4-A5	4.66	% (h)	04/25/2047	19,442,215
560,905	Countrywide Home Loans, Series 2003-60-4A1	2.28	% (b)	02/25/2034	591,859
1,480,238	Countrywide Home Loans, Series 2004-R2-1AF1 (1 Month LIBOR USD + 0.42%, 0.42% Floor, 9.50% Cap)	0.54	% (a)	11/25/2034	1,361,163
1,440,268	Countrywide Home Loans, Series 2004-R2-1AS	6.03	% (a)(b)(f)	11/25/2034	108,088
3,205,685	Countrywide Home Loans, Series 2005-20-A5	5.50%		10/25/2035	2,740,491
2,372,582	Countrywide Home Loans, Series 2005-20-A8	5.25%		10/25/2035	2,066,340
8,635,810	Countrywide Home Loans, Series 2005-23-A1	5.50%		11/25/2035	6,738,838
1,865,859	Countrywide Home Loans, Series 2005-24-A8	5.50%		11/25/2035	1,453,803
603,086	Countrywide Home Loans, Series 2005-27-2A1	5.50%		12/25/2035	413,678
1,229,341	Countrywide Home Loans, Series 2005-28-A7	5.25%		11/01/2035	976,382
10,970,258	Countrywide Home Loans, Series 2005-HYB1-4A1	2.72	% (b)	03/25/2035	11,810,782
821,842	Countrywide Home Loans, Series 2005-HYB8-1A1	2.78	% (b)	12/20/2035	764,958
1,366,634	Countrywide Home Loans, Series 2005-J3-2A4	4.50%		09/25/2035	1,344,935
923,915	Countrywide Home Loans, Series 2005-J4-A5	5.50%		11/25/2035	886,233
464,718	Countrywide Home Loans, Series 2005-R1-1AF1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 9.50% Cap)	0.47	% (a)	03/25/2035	439,239
460,717	Countrywide Home Loans, Series 2005-R1-1AS	5.99	% (a)(b)(f)	03/25/2035	68,434
4,116,737	Countrywide Home Loans, Series 2006-16-2A1	6.50%		11/25/2036	2,532,814
3,934,171	Countrywide Home Loans, Series 2006-1-A2	6.00%		03/25/2036	3,011,638
1,644,394	Countrywide Home Loans, Series 2006-20-1A21	6.00%		02/25/2037	1,231,753
704,659	Countrywide Home Loans, Series 2006-J3-A4	5.50%		05/25/2036	728,369
4,924,045	Countrywide Home Loans, Series 2007-10-A7	6.00%		07/25/2037	3,582,245
14,834,776	Countrywide Home Loans, Series 2007-11-A1	6.00%		08/25/2037	10,604,864
8,948,507	Countrywide Home Loans, Series 2007-12-A9	5.75%		08/25/2037	7,060,532
3,768,648	Countrywide Home Loans, Series 2007-13-A1	6.00%		08/25/2037	2,879,113
6,175,137	Countrywide Home Loans, Series 2007-13-A10	6.00%		08/25/2037	4,717,584
4,584,467	Countrywide Home Loans, Series 2007-15-1A1	6.25%		09/25/2037	3,838,681
640,345	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	536,176
2,252,744	Countrywide Home Loans, Series 2007-15-1A29	6.25%		09/25/2037	1,886,109
4,766,026	Countrywide Home Loans, Series 2007-17-1A2	6.00%		10/25/2037	4,357,853
652,513	Countrywide Home Loans, Series 2007-18-1A1	6.00%		11/25/2037	513,981
4,639,212	Countrywide Home Loans, Series 2007-3-A1	6.00%		04/25/2037	3,477,541
1,786,724	Countrywide Home Loans, Series 2007-3-A12	6.00%		04/25/2037	1,339,324
3,843,555	Countrywide Home Loans, Series 2007-4-1A39	6.00%		05/25/2037	2,627,888
1,526,856	Countrywide Home Loans, Series 2007-5-A2	5.75%		05/25/2037	1,192,996
5,270,942	Countrywide Home Loans, Series 2007-7-A1	6.00%		06/25/2037	3,982,728
1,580,048	Countrywide Home Loans, Series 2007-7-A2	5.75%		06/25/2037	1,165,095
5,263,480	Countrywide Home Loans, Series 2007-8-1A4	6.00%		01/25/2038	3,731,921
2,762,255	Countrywide Home Loans, Series 2007-8-1A5	5.44%		01/25/2038	1,856,422
6,413,374	Countrywide Home Loans, Series 2007-8-1A9 (1 Month LIBOR USD + 6.00%, 4.00% Floor, 6.00% Cap)	6.00%		01/25/2038	4,541,030
1,007,719	Countrywide Home Loans, Series 2007-9-A11	5.75%		07/25/2037	785,023
5,889,142	Countrywide Home Loans, Series 2007-HY1-1A1	2.79	% (b)	04/25/2037	5,752,710
17,273,681	Countrywide Home Loans, Series 2007-J1-2A1	6.00%		02/25/2037	9,920,227
444,532	Countrywide Home Loans, Series 2007-J3-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	0.61%		07/25/2037	162,788
2,222,660	Countrywide Home Loans, Series 2007-J3-A2 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	5.39	% (f)(i)	07/25/2037	527,383
4,266,000	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-3-A4B	6.61	% (h)	11/25/2036	1,158,932
2,559,928	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-4-A6A	6.18	% (h)	12/25/2036	877,962
9,400,110	Credit Suisse First Boston Mortgage Backed Trust, Series 2007-1-1A1A	5.90	% (b)	05/25/2037	3,495,284
2,755,584	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A4	5.50%		11/25/2035	2,456,144
580,078	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	517,043
7,176,899	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-2A1	6.00%		12/25/2035	6,893,391
7,481,614	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-5A1	5.25%		01/25/2036	7,486,285
9,642,560	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-7A1	7.00%		01/25/2036	2,178,995
3,663,830	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-3A10	5.50%		09/25/2035	3,632,847
3,761,904	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-7A1	7.00%		09/25/2035	2,510,707
1,277,307	Credit Suisse Mortgage Capital Certificates, Series 2005-1R-2A5	5.75	% (a)	12/26/2035	1,115,045
13,002,038	Credit Suisse Mortgage Capital Certificates, Series 2006-1-2A1	6.00%		02/25/2036	6,993,477
2,195,993	Credit Suisse Mortgage Capital Certificates, Series 2006-2-3A1	6.50%		03/25/2036	842,634
2,627,926	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 6.00% Cap)	0.81%		03/25/2036	852,111
14,688,896	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	5.19	% (f)(i)	03/25/2036	2,950,378
3,059,676	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A3	6.25%		03/25/2036	2,000,979
8,280,708	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A4	6.00%		03/25/2036	5,250,510
1,961,779	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A3	5.50%		04/25/2036	1,680,457
1,185,946	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A4	5.50%		04/25/2036	1,017,674
3,032,080	Credit Suisse Mortgage Capital Certificates, Series 2006-4-1A8 (1 Month LIBOR USD + 1.00%, 6.00% Floor, 6.00% Cap)	6.00%		05/25/2036	2,383,610
20,283,050	Credit Suisse Mortgage Capital Certificates, Series 2006-4-4A1	7.00%		05/25/2036	7,329,156
8,261,450	Credit Suisse Mortgage Capital Certificates, Series 2006-6-1A4	6.00%		07/25/2036	6,368,523
10,176,971	Credit Suisse Mortgage Capital Certificates, Series 2006-6-3A1	7.00%		07/25/2036	2,096,127
150,319	Credit Suisse Mortgage Capital Certificates, Series 2006-7-3A11	6.00%		08/25/2036	94,761
2,158,139	Credit Suisse Mortgage Capital Certificates, Series 2006-7-7A5	6.00%		08/25/2036	1,999,306
3,987,371	Credit Suisse Mortgage Capital Certificates, Series 2006-9-2A1	5.50%		11/25/2036	3,794,766
15,540,841	Credit Suisse Mortgage Capital Certificates, Series 2006-9-3A1	6.00%		11/25/2036	14,439,813
4,576,407	Credit Suisse Mortgage Capital Certificates, Series 2006-9-4A1	6.00%		11/25/2036	3,762,492
2,295,252	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A14	6.00%		11/25/2036	2,264,521
372,916	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A15 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	39.19	% (i)	11/25/2036	708,639
9,565,751	Credit Suisse Mortgage Capital Certificates, Series 2007-1-1A4	6.13	% (b)	02/25/2037	3,659,131
3,898,188	Credit Suisse Mortgage Capital Certificates, Series 2007-1-5A14	6.00%		02/25/2037	3,480,263
6,209,422	Credit Suisse Mortgage Capital Certificates, Series 2007-3-2A10	6.00%		04/25/2037	3,799,702
4,125,688	Credit Suisse Mortgage Capital Certificates, Series 2007-5-2A5	5.00%		08/25/2037	3,861,776
35,349,603	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A19	6.00%		08/25/2037	30,095,298
15,647,520	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A9	6.00%		08/25/2037	13,318,987
4,738,412	Credit Suisse Mortgage Capital Certificates, Series 2008-2R-1A1	6.00	% (a)	07/25/2037	3,974,874
525,585	Credit Suisse Mortgage Capital Certificates, Series 2009-1R-4A2	3.08	% (a)(b)	07/20/2035	492,284
2,420,045	Credit Suisse Mortgage Capital Certificates, Series 2010-13R-1A2	5.50	% (a)(b)	12/26/2035	2,352,332
44,384,328	Credit Suisse Mortgage Capital Certificates, Series 2010-17R-6A1	3.17	% (a)(b)	06/26/2037	44,664,153
6,466,061	Credit Suisse Mortgage Capital Certificates, Series 2010-4R-8A17	6.00	% (a)(b)	06/26/2037	6,539,171
9,064,321	Credit Suisse Mortgage Capital Certificates, Series 2012-10R-4A2	2.96	% (a)(b)	08/26/2046	7,580,558
21,963,220	Credit Suisse Mortgage Capital Certificates, Series 2013-9R-A1	3.00	% (a)(b)	05/27/2043	21,013,789
12,140,712	Credit Suisse Mortgage Capital Certificates, Series 2020-BPL1-A2	4.52	% (a)(c)	02/25/2024	12,401,696
10,619,395	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB4-AV3 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.41%		05/25/2036	8,713,007
1,138,621	Credit-Based Asset Servicing and Securitization LLC, Series 2007-MX1-A3	5.83	% (a)(h)	12/25/2036	1,135,310
8,292,120	CSMC Mortgage-Backed Trust, Series 2006-4-6A1	6.00%		05/25/2036	4,872,100
5,453,663	CSMC Mortgage-Backed Trust, Series 2007-1-3A1	6.00%		02/25/2022	1,569,611
38,078	CSMC Mortgage-Backed Trust, Series 2007-2-2A1	5.00%		03/25/2037	36,240
10,756,348	CSMC Mortgage-Backed Trust, Series 2019-RPL6-CERT	4.10	% (a)(b)	11/25/2058	10,458,446
250,444,231	CSMC Mortgage-Backed Trust, Series 2019-RPL6-PT1	3.71	% (a)(b)	11/25/2058	249,235,687
22,015,849	CSMC Mortgage-Backed Trust, Series 2019-RPL8-A1	3.32	% (a)(b)	10/25/2058	22,199,613
7,662,016	CSMC Trust, Series 2009-12R-5A1	6.00	% (a)	06/27/2036	6,676,852
13,096,497	CSMC Trust, Series 2010-4R-3A17	6.00	% (a)(b)	06/26/2037	13,001,985
84,598,671	CSMC Trust, Series 2019-JR1-A1	4.10	% (a)(b)	09/27/2066	85,820,258
60,547,879	CSMC Trust, Series 2019-RPL2-A1	3.85	% (a)(b)	11/25/2058	61,988,640
4,227,000	CSMC Trust, Series 2020-AFC1-B1	3.45	% (a)(b)	02/25/2050	4,201,840
12,710,427	CSMC Trust, Series 2020-RPL1-CERT	3.23	% (a)(b)	01/25/2046	11,314,263
239,405,000	CSMC Trust, Series 2020-RPL1-PT1	3.44	% (a)(b)	10/25/2069	241,138,532
7,469,850	CSMC Trust, Series 2021-NQM1-B1	2.83	% (a)(b)	05/25/2065	7,475,957
92,974,625	CSMCM Trust, Series 2017-RPL2-CERT	0.01	% (a)(b)	02/25/2056	85,179,010
17,544,000	CWABS Asset-Backed Certificates Trust, Series 2005-11-MF1	5.35	% (b)	02/25/2036	17,464,578
10,537,986	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-4-A5	5.50	% (b)	09/25/2035	10,418,885
536,045	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-1A6 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	35.14	% (i)	11/25/2035	921,936
664,773	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 5.50% Cap)	0.31%		11/25/2035	271,697
2,006,356	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	5.19	% (f)(i)	11/25/2035	212,710
18,012,115	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-2-2A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.41%		09/25/2047	16,481,737
21,989,495	Deutsche AlT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA3-A2 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.36%		07/25/2047	20,022,603
12,294,104	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA5-A1B (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.33%		08/25/2047	11,651,093
4,352,537	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB1-A1C	5.67	% (b)	02/25/2036	4,327,081
624,880	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2-A2	4.95	% (b)	06/25/2036	618,171
14,975,669	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A2	5.65	% (b)	10/25/2036	14,720,840
1,066,836	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3	5.90	% (b)	10/25/2036	1,049,087
1,563,332	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3A1	5.90	% (b)	10/25/2036	1,530,203
3,100,937	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A6A1	6.37	% (h)	10/25/2036	3,034,126
5,427,015	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.98	% (a)(i)	04/15/2036	4,953,566
3,241,091	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI1 (-1 x 1 Month LIBOR USD + 12.11%, 12.11% Cap)	11.96	% (a)(i)	04/15/2036	3,172,673
5,276,692	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	14.40	% (a)(i)	04/15/2036	5,366,071
434,181	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI1 (-3 x 1 Month LIBOR USD + 19.35%, 19.35% Cap)	19.03	% (a)(i)	04/15/2036	484,181
3,801,965	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI3 (-1 x 1 Month LIBOR USD + 12.57%, 12.57% Cap)	12.42	% (a)(i)	04/15/2036	3,587,760
62,971,258	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.98	% (a)(i)	04/15/2036	59,145,011
6,994,402	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	6,797,977
1,072,435	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01	% (b)	10/25/2036	1,054,412
24,664,155	Eagle Ltd., Series 2019-1-M1B (1 Month LIBOR USD + 1.80%)	1.91	% (a)	04/25/2029	24,722,081
14,781,995	Equifirst Loan Securitization Trust, Series 2007-1-A2B (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.30%		04/25/2037	14,235,911
49,642,629	Figure Line of Credit Trust, Series 2020-1-A	4.04	% (a)(b)	09/25/2049	49,635,312
22,795,163	First Franklin Mortgage Loan Trust, Series 2007-FF2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.25%		03/25/2037	15,306,339
25,661,617	First Franklin Mortgage Loan Trust, Series 2007-FF2-A2C (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.26%		03/25/2037	15,689,813
4,535,669	First Horizon Alternative Mortgage Securities Trust, Series 2005-AA4-1A1	2.51	% (b)	05/25/2035	3,366,539
4,890,165	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8-1A4	5.50%		11/25/2035	3,602,147
273,745	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8-2A1	5.00%		05/25/2021	273,828
2,077,323	First Horizon Alternative Mortgage Securities Trust, Series 2006-AA3-A1	2.58	% (b)	06/25/2036	1,925,784
2,285,905	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1-1A12	6.00%		04/25/2036	1,591,136
7,670,636	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1-1A3	5.75%		04/25/2036	5,194,480
1,564,121	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2-1A5	6.00%		05/25/2036	1,047,028
2,272,772	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8-1A5	6.00%		02/25/2037	1,450,295
4,221,598	First Horizon Alternative Mortgage Securities Trust, Series 2006-RE1-A1	5.50	% (b)	05/25/2035	3,611,341
12,922,155	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA3-A3	6.00%		06/25/2037	7,899,621
664,911	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA3-A4	6.00%		06/25/2037	406,476
774,503	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A13	6.25%		08/25/2037	513,133
2,390,949	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A4	6.25%		08/25/2037	1,585,369
1,123,403	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A5	6.25%		08/25/2037	742,891
1,062,829	First Horizon Mortgage Pass-Through Trust, Series 2006-1-1A2	6.00%		05/25/2036	733,410
3,014,205	First Horizon Mortgage Pass-Through Trust, Series 2007-1-A3	6.00%		03/25/2037	2,037,289
2,215,925	First Horizon Mortgage Pass-Through Trust, Series 2007-4-1A1	6.00%		08/25/2037	1,535,451
9,000,000	FirstKey Homes Trust, Series 2020-SFR1-E	2.79	% (a)	08/17/2037	9,171,080
18,000,000	FirstKey Homes Trust, Series 2020-SFR2-D	1.97	% (a)	10/19/2037	17,800,560
26,225,000	FirstKey Homes Trust, Series 2020-SFR2-E	2.67	% (a)	10/19/2037	26,575,279
72,500,000	FMC GMSR Issuer Trust, Series 2019-GT1-A	5.07	% (a)(b)	05/25/2024	73,027,916
75,700,000	FMC GMSR Issuer Trust, Series 2019-GT2-A	4.23	% (a)(b)	09/25/2024	75,667,631
61,200,000	FMC GMSR Issuer Trust, Series 2020-GT1-A	4.45	% (a)(b)	01/25/2026	60,920,573
141,082,056	Fremont Home Loan Trust, Series 2006-D-1A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.25%		11/25/2036	98,858,044
5,000,000	GCAT LLC, Series 2019-NQM2-M1	3.31	% (a)(b)	09/25/2059	5,029,737
2,751,000	GCAT LLC, Series 2019-NQM3-M1	3.45	%(a)(b)	11/25/2059	2,713,321
22,609,324	GCAT LLC, Series 2020-2-A1	3.72	% (a)(c)	06/25/2025	22,677,998
46,273,000	GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2-A2D (1 Month LIBOR USD + 0.64%, 0.64% Floor)	0.75%		12/25/2035	45,105,875
37,998,939	GE-WMC Mortgage Securities Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.41%		08/25/2036	23,496,571
2,865,805	GMACM Mortgage Loan Trust, Series 2005-AR5-3A1	3.57	% (b)	09/19/2035	2,776,156
25,930,440	GreenPoint Mortgage Funding Trust, Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.52%, 0.52% Floor, 10.50% Cap)	0.63%		08/25/2045	15,478,385
25,668,846	GreenPoint Mortgage Funding Trust, Series 2007-AR2-1A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.35%		04/25/2047	24,382,642
995,427	GS Mortgage Securities Corporation, Series 2008-2R-1A1	3.78	% (a)(b)(e)	09/25/2036	545,912
178,648,722	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-A1	1.75	% (a)(b)	05/25/2060	182,981,311
12,540,000	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-M1	2.25	% (a)(b)	05/25/2060	12,662,666
10,237,000	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-M2	2.75	% (a)(b)	05/25/2060	10,326,113
9,341,000	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-M3	3.00	% (a)(b)	05/25/2060	9,240,313
31,926,991	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-PT4	8.43	% (a)(d)	05/25/2060	34,812,712
148,336	GSAA Home Equity Trust, Series 2005-12-AF3	5.07	% (b)	09/25/2035	125,230
8,771,943	GSAA Home Equity Trust, Series 2006-10-AF3	5.98	% (b)	06/25/2036	3,555,728
6,278,230	GSAA Home Equity Trust, Series 2006-10-AF4	6.30%		06/25/2036	2,540,638
11,922,662	GSAA Home Equity Trust, Series 2006-15-AF4	5.96%		09/25/2036	4,926,245
1,926,879	GSAA Home Equity Trust, Series 2006-18-AF3A	5.77	% (b)	11/25/2036	868,330
4,375,157	GSAA Home Equity Trust, Series 2006-18-AF6	5.68	% (h)	11/25/2036	1,696,051
8,268,467	GSAA Home Equity Trust, Series 2006-19-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.29%		12/25/2036	3,295,072
4,458,388	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	3,693,177
2,629,223	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	1,744,832
21,295,445	GSAMP Trust, Series 2006-HE6-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.26%		08/25/2036	19,041,761
8,335,256	GSAMP Trust, Series 2007-H1-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.31%		01/25/2047	5,616,059
9,023,458	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor)	0.46	% (a)	03/25/2035	8,418,982
9,023,458	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AS	4.44	% (a)(b)(f)	03/25/2035	1,061,237
5,557,807	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.50% Cap)	0.46	% (a)	09/25/2035	4,707,832
5,557,807	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AS	4.25	% (a)(b)(f)	09/25/2035	638,775
21,036,076	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AF1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.15% Cap)	0.46	% (a)	01/25/2036	17,569,546
21,036,076	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AS	4.17	% (a)(b)(f)	01/25/2036	2,096,643
22,150,456	GSMSC Resecuritization Trust, Series 2014-3R-2B (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.30	% (a)	09/26/2036	14,624,096
1,176,692	GSR Mortgage Loan Trust, Series 2005-1F-1A2	5.50%		02/25/2035	1,203,871
2,507,914	GSR Mortgage Loan Trust, Series 2005-1F-3A3	6.00%		01/25/2035	2,545,708
355,201	GSR Mortgage Loan Trust, Series 2005-6F-3A5	6.00%		07/25/2035	380,312
3,644,858	GSR Mortgage Loan Trust, Series 2005-6F-3A9 (-1 x 1 Month LIBOR USD + 6.90%, 6.90% Cap)	6.79	% (f)(i)	07/25/2035	383,517
314,535	GSR Mortgage Loan Trust, Series 2005-6F-4A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	0.61%		07/25/2035	295,365
160,793	GSR Mortgage Loan Trust, Series 2005-7F-3A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	0.61%		09/25/2035	154,859
7,913,440	GSR Mortgage Loan Trust, Series 2005-8F-3A5	6.00%		11/25/2035	4,909,103
2,050,025	GSR Mortgage Loan Trust, Series 2005-8F-4A1	6.00%		11/25/2035	1,346,971
427,271	GSR Mortgage Loan Trust, Series 2006-1F-1A2	5.50%		02/25/2036	566,944
492,207	GSR Mortgage Loan Trust, Series 2006-2F-2A3	5.75%		02/25/2036	497,971
2,062,225	GSR Mortgage Loan Trust, Series 2006-2F-3A3	6.00%		02/25/2036	1,437,227
2,476,724	GSR Mortgage Loan Trust, Series 2006-2F-3A6	6.00%		02/25/2036	1,726,107
20,578,062	GSR Mortgage Loan Trust, Series 2006-5F-3A1	6.50%		06/25/2036	14,064,813
5,725,209	GSR Mortgage Loan Trust, Series 2006-6F-2A3	6.00%		07/25/2036	4,300,078
4,114,308	GSR Mortgage Loan Trust, Series 2006-7F-3A4	6.25%		08/25/2036	2,140,830
12,439,445	GSR Mortgage Loan Trust, Series 2006-9F-4A1	6.50%		10/25/2036	9,181,085
481,248	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	698,443
1,168,086	GSR Mortgage Loan Trust, Series 2007-4F-1A1	5.00%		07/25/2037	1,465,488
15,084,908	GSR Mortgage Loan Trust, Series 2007-4F-3A11	6.00%		07/25/2037	13,048,008
728,992	HarborView Mortgage Loan Trust, Series 2005-14-3A1A	2.73	% (b)	12/19/2035	708,397
6,087,801	HarborView Mortgage Loan Trust, Series 2005-2-1A (1 Month LIBOR USD + 0.52%, 0.52% Floor)	0.63%		05/19/2035	3,102,069
25,238,123	HarborView Mortgage Loan Trust, Series 2005-8-1A1A (1 Month LIBOR USD + 0.62%, 0.62% Floor, 11.00% Cap)	0.73%		09/19/2035	16,747,890
48,207,978	HarborView Mortgage Loan Trust, Series 2005-8-2A1A (12 Month US Treasury Average + 1.55%, 1.55% Floor)	1.81%		09/19/2035	31,972,379
4,788,283	HarborView Mortgage Loan Trust, Series 2006-10-2A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.29%		11/19/2036	4,872,230
8,815,213	HarborView Mortgage Loan Trust, Series 2006-11-A1A (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.45%		12/19/2036	8,292,707
44,665,835	HarborView Mortgage Loan Trust, Series 2006-14-1A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.29%		01/25/2047	44,100,201
78,804,788	HarborView Mortgage Loan Trust, Series 2006-8-1A1 (1 Month LIBOR USD + 0.40%)	0.31%		07/21/2036	51,676,957
12,553,616	HarborView Mortgage Loan Trust, Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor, 10.50% Cap)	0.53%		02/19/2046	11,679,027
18,873,166	HarborView Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 1.00%, 10.50% Cap)	1.11%		10/25/2037	17,837,243
6,620,894	HMIR, Series 2019-1-M1 (1 Month LIBOR USD + 1.65%)	1.76	% (a)	05/25/2029	6,624,745
712,715	Home Equity Asset Trust, Series 2003-3-M1 (1 Month LIBOR USD + 1.29%, 1.29% Floor)	1.40%		08/25/2033	714,394
825,134	Home Equity Asset Trust, Series 2004-7-M2 (1 Month LIBOR USD + 0.99%, 0.99% Floor)	1.10%		01/25/2035	826,837
12,182,000	Home Equity Mortgage Loan Asset Backed Trust, Series 2006-B-2A4 (1 Month LIBOR USD + 0.56%, 0.56% Floor)	0.67%		06/25/2036	11,193,324
8,886,858	Home Equity Mortgage Loan Asset Backed Trust, Series 2006-D-2A4 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.35%		11/25/2036	7,595,597
9,172,681	Home Equity Mortgage Loan Asset Backed Trust, Series 2007-B-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.30%		07/25/2037	5,123,005
9,172,681	Home Equity Mortgage Loan Asset Backed Trust, Series 2007-B-1A2 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.30%		07/25/2037	5,123,005
3,901,809	Home Partners of America Trust, Series 2019-2-C	3.02	% (a)	10/19/2039	3,881,241
4,150,861	Home Partners of America Trust, Series 2019-2-D	3.12	% (a)	10/19/2039	4,048,583
7,813,385	Home Partners of America Trust, Series 2019-2-E	3.32	% (a)	10/19/2039	7,654,993
657,640	HomeBanc Mortgage Trust, Series 2005-1-M2 (1 Month LIBOR USD + 0.74%, 0.74% Floor, 11.50% Cap)	0.84%		03/25/2035	598,325
65,500,000	Homeward Opportunities Fund Trust, Series 2020-BPL1-A1	3.23	% (a)(c)	08/25/2025	65,667,863
20,789,845	HSI Asset Loan Obligation Trust, Series 2007-2-3A6	6.00%		09/25/2037	10,694,049
915,273	HSI Asset Loan Obligation Trust, Series 2007-AR1-3A1	2.61	% (b)	01/25/2037	892,628
15,597,586	HSI Asset Loan Obligation Trust, Series 2007-WF1-A3	4.80	% (h)	12/25/2036	7,420,126
31,479,141	HSI Asset Securitization Corporation, Series 2006-HE1-1A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.25%		10/25/2036	13,900,014
19,576,070	HSI Asset Securitization Corporation, Series 2007-NC1-A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.29%		04/25/2037	16,042,650
6,248,960	Impac Secured Assets Trust, Series 2007-1-A2 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 11.50% Cap)	0.27%		03/25/2037	6,178,423
412,536	Impac Trust, Series 2002-9F-A1	5.22	% (h)	12/25/2032	428,111
4,097,722	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A11 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.29%		07/25/2047	3,300,274
7,814,077	IndyMac Mortgage Loan Trust , Series 2005-AR15-A1	2.99	% (b)	09/25/2035	7,514,936
7,233,227	IndyMac Mortgage Loan Trust , Series 2007-AR21-8A1	2.95	% (b)	09/25/2037	7,449,218
1,280,542	IndyMac Mortgage Loan Trust, Series 2006-AR2-1A1	3.07	% (b)	09/25/2036	1,100,416
1,435,891	IndyMac Mortgage Loan Trust, Series 2006-AR2-4A1	2.91	% (b)	09/25/2036	1,329,636
12,470,092	IndyMac Mortgage Loan Trust, Series 2006-AR3-1A1	3.01	% (b)	12/25/2036	12,014,134
3,640,529	IndyMac Mortgage Loan Trust, Series 2006-AR7-3A1	2.90	% (b)	05/25/2036	3,353,471
3,475,527	IndyMac Mortgage Loan Trust, Series 2007-A1-A1	6.00%		08/25/2037	2,080,943
2,544,357	IndyMac Mortgage Loan Trust, Series 2007-A1-A7	6.00%		08/25/2037	1,523,413
9,768,759	IndyMac Mortgage Loan Trust, Series 2007-A2-1A1	6.00%		10/25/2037	7,622,447
12,481,205	IndyMac Mortgage Loan Trust, Series 2007-A2-2A3	6.50%		10/25/2037	9,608,157
19,421,935	IndyMac Mortgage Loan Trust, Series 2007-A2-3A1	7.00%		10/25/2037	8,856,223
17,186,157	IndyMac Mortgage Loan Trust, Series 2007-A3-A1	6.25%		11/25/2037	11,253,370
4,821,151	IndyMac Mortgage Loan Trust, Series 2007-AR13-2A1	3.23	% (b)	07/25/2037	3,941,827
4,315,514	IndyMac Mortgage Loan Trust, Series 2007-AR1-3A1	2.88	% (b)	03/25/2037	4,264,494
3,136,800	IndyMac Mortgage Loan Trust, Series 2007-AR3-3A1	2.88	% (b)	07/25/2037	3,124,253
30,729,127	IndyMac Mortgage Loan Trust, Series 2007-F1-2A1	6.50%		06/25/2037	13,507,283
347,138	IndyMac Mortgage Loan Trust, Series 2007-F2-1A2	6.00%		07/25/2037	331,808
25,053,026	IndyMac Mortgage Loan Trust, Series 2007-F2-2A1	6.50%		07/25/2037	12,948,191
7,324,469	JP Morgan Alternative Loan Trust, Series 2005-S1-2A11	6.00%		12/25/2035	6,650,926
2,348,069	JP Morgan Alternative Loan Trust, Series 2005-S1-2A9	6.00%		12/25/2035	2,132,145
4,533,949	JP Morgan Alternative Loan Trust, Series 2006-A2-1A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 11.50% Cap)	0.47%		05/25/2036	4,299,292
2,787,142	JP Morgan Alternative Loan Trust, Series 2006-S1-1A8	5.75%		03/25/2036	2,143,676
9,445,308	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.69	% (h)	05/25/2036	9,540,696
15,647,173	JP Morgan Alternative Loan Trust, Series 2006-S4-A4	5.96	% (h)	12/25/2036	15,669,226
2,179,200	JP Morgan Mortgage Acquisition Corporation, Series 2005-WMC1-M4 (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.01%		09/25/2035	2,076,354
7,886,040	JP Morgan Mortgage Acquisition Trust, Series 2006-CH2-AF3	5.46	% (h)	09/25/2029	6,355,198
14,213,130	JP Morgan Mortgage Acquisition Trust, Series 2006-HE3-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.25%		11/25/2036	13,368,205
26,561,730	JP Morgan Mortgage Acquisition Trust, Series 2006-RM1-A3 (1 Month LIBOR USD + 0.12%, 0.12% Floor)	0.23%		08/25/2036	15,088,837
24,549,534	JP Morgan Mortgage Acquisition Trust, Series 2006-RM1-A4 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.29%		08/25/2036	14,115,936
3,434,510	JP Morgan Mortgage Acquisition Trust, Series 2006-WF1-A5	6.91	% (h)	07/25/2036	1,550,762
5,282,096	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC4-A1A (1 Month LIBOR USD + 0.13%, 0.13% Floor)	0.24%		12/25/2036	3,949,978
23,000,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH1-AF5	4.81	% (h)	11/25/2036	24,251,842
9,690,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH3-M2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.43%		03/25/2037	9,110,541
633,414	JP Morgan Mortgage Trust, Series 2005-A6-5A1	2.85	% (b)	08/25/2035	620,551
5,650,196	JP Morgan Mortgage Trust, Series 2005-S1-1A2	6.50%		01/25/2035	6,139,197
520,940	JP Morgan Mortgage Trust, Series 2005-S2-2A13	5.50%		09/25/2035	499,810
1,174,245	JP Morgan Mortgage Trust, Series 2006-S2-3A3	6.00%		07/25/2036	704,564
3,750,343	JP Morgan Mortgage Trust, Series 2006-S2-3A5	6.25%		07/25/2036	2,386,704
2,156,982	JP Morgan Mortgage Trust, Series 2006-S3-1A2	6.00%		08/25/2036	1,427,738
7,853,824	JP Morgan Mortgage Trust, Series 2006-S3-1A21 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.50% Cap)	0.49%		08/25/2036	1,450,768
7,853,824	JP Morgan Mortgage Trust, Series 2006-S3-1A22 (-1 x 1 Month LIBOR USD + 7.12%, 7.12% Cap)	7.01	%(f)(i)	08/25/2036	2,356,765
1,005,098	JP Morgan Mortgage Trust, Series 2006-S3-1A9	6.00%		08/25/2036	665,289
6,755,552	JP Morgan Mortgage Trust, Series 2006-S4-A3	6.00%		01/25/2037	4,288,575
2,813,061	JP Morgan Mortgage Trust, Series 2006-S4-A5	6.00%		01/25/2037	1,818,843
6,355,643	JP Morgan Mortgage Trust, Series 2006-S4-A8 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	0.49%		01/25/2037	2,059,219
6,355,643	JP Morgan Mortgage Trust, Series 2006-S4-A9 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	6.51	% (f)(i)	01/25/2037	1,793,166
1,062,469	JP Morgan Mortgage Trust, Series 2007-A2-2A1	3.11	% (b)	04/25/2037	948,808
7,310,765	JP Morgan Mortgage Trust, Series 2007-S1-2A6	6.00%		03/25/2037	4,909,781
2,125,949	JP Morgan Mortgage Trust, Series 2007-S3-1A1	5.50%		08/25/2037	1,537,110
4,892,822	JP Morgan Mortgage Trust, Series 2007-S3-1A35	6.00%		08/25/2037	3,670,411
1,864,480	JP Morgan Mortgage Trust, Series 2007-S3-1A64	7.50%		08/25/2037	1,058,967
824,257	JP Morgan Mortgage Trust, Series 2007-S3-1A9	6.00%		08/25/2037	617,996
4,511,417	JP Morgan Mortgage Trust, Series 2007-S3-1A96	6.00%		08/25/2037	3,383,479
5,141,972	JP Morgan Mortgage Trust, Series 2007-S3-1A97	6.00%		08/25/2037	3,856,529
96,783	JP Morgan Mortgage Trust, Series 2007-S3-2A2	5.50%		08/25/2022	97,539
6,046,201	JP Morgan Resecuritization Trust, Series 2009-4-3A2	6.00	% (a)(b)	02/26/2037	4,284,712
16,557,971	JP Morgan Resecuritization Trust, Series 2009-7-7A1	7.00	% (a)(b)(e)	09/27/2037	10,900,317
10,973,827	JP Morgan Resecuritization Trust, Series 2010-1-1A4	6.00	% (a)	02/26/2037	8,084,149
5,847,191	JP Morgan Resecuritization Trust, Series 2010-1-2A11	7.00	% (a)(b)	01/26/2037	3,914,648
34,258,422	Legacy Mortgage Asset Trust, Series 2019-GS1-A1	4.00	% (a)(c)	01/25/2059	35,081,364
34,885,735	Legacy Mortgage Asset Trust, Series 2019-GS2-A1	3.75	% (a)(c)	01/25/2059	34,944,838
23,954,184	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20	% (a)(c)	05/25/2059	24,197,994
29,406,000	Legacy Mortgage Asset Trust, Series 2019-GS5-A2	4.25	% (a)(c)	05/25/2059	29,487,710
171,163,216	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	0.00	% (a)	06/25/2058	174,952,428
85,271,880	Legacy Mortgage Asset Trust, Series 2019-SL3-A	3.47	% (a)(c)	11/25/2061	85,737,831
26,545,000	Legacy Mortgage Asset Trust, Series 2020-GS1-A2	4.00	% (a)(c)	10/25/2059	26,625,246
38,853,126	Legacy Mortgage Asset Trust, Series 2020-GS2-A1	2.75	% (a)(c)	03/25/2060	39,078,707
26,264,000	Legacy Mortgage Asset Trust, Series 2020-GS2-A2	4.00	% (a)(c)	03/25/2060	26,343,396
1,987,524	Lehman Mortgage Trust, Series 2005-2-3A5	5.50%		12/25/2035	1,475,447
1,655,375	Lehman Mortgage Trust, Series 2005-2-5A5	5.75%		12/25/2035	1,478,381
2,313,500	Lehman Mortgage Trust, Series 2005-3-2A1	6.00%		01/25/2036	2,450,647
197,003	Lehman Mortgage Trust, Series 2005-3-2A3	5.50%		01/25/2036	205,201
1,058,092	Lehman Mortgage Trust, Series 2005-3-2A7	6.00%		01/25/2036	1,119,981
1,190,731	Lehman Mortgage Trust, Series 2006-1-1A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	0.86%		02/25/2036	617,871
3,572,192	Lehman Mortgage Trust, Series 2006-1-1A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	4.64	% (f)(i)	02/25/2036	618,588
3,400,591	Lehman Mortgage Trust, Series 2006-1-3A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	0.86%		02/25/2036	2,823,206
3,400,591	Lehman Mortgage Trust, Series 2006-1-3A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	4.64	% (f)(i)	02/25/2036	394,785
2,190,972	Lehman Mortgage Trust, Series 2006-1-3A4	5.50%		02/25/2036	2,092,527
2,444,720	Lehman Mortgage Trust, Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.29	% (f)(i)	08/25/2036	396,644
1,553,811	Lehman Mortgage Trust, Series 2006-4-1A4	6.00%		08/25/2036	1,501,987
6,053,892	Lehman Mortgage Trust, Series 2006-5-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.50% Cap)	0.46%		09/25/2036	520,932
12,610,192	Lehman Mortgage Trust, Series 2006-5-2A2 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	7.04	% (f)(i)	09/25/2036	3,132,259
7,234,026	Lehman Mortgage Trust, Series 2006-6-3A9	5.50%		10/25/2036	6,260,058
1,121,160	Lehman Mortgage Trust, Series 2006-6-4A5	6.00%		12/25/2036	1,129,064
3,174,676	Lehman Mortgage Trust, Series 2006-7-2A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.56%		11/25/2036	605,756
11,392,423	Lehman Mortgage Trust, Series 2006-7-2A5 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.44	% (f)(i)	11/25/2036	3,088,901
2,183,423	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	30.18	% (i)	01/25/2037	3,279,879
2,385,220	Lehman Mortgage Trust, Series 2006-9-1A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 5.75% Cap)	0.71%		01/25/2037	1,490,885
7,119,685	Lehman Mortgage Trust, Series 2006-9-1A6 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	5.04	% (f)(i)	01/25/2037	1,105,943
3,784,790	Lehman Mortgage Trust, Series 2006-9-2A1 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	0.49%		01/25/2037	669,414
7,051,808	Lehman Mortgage Trust, Series 2006-9-2A2 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	6.51	% (f)(i)	01/25/2037	1,771,241
6,669,110	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	3,484,344
23,964,515	Lehman Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	0.32	% (a)	06/25/2037	20,017,919
1,903,187	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	1,597,672
2,543,555	Lehman Mortgage Trust, Series 2007-4-2A11 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	0.44%		05/25/2037	605,423
11,969,333	Lehman Mortgage Trust, Series 2007-4-2A8 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	6.56	% (f)(i)	05/25/2037	3,125,865
877,497	Lehman Mortgage Trust, Series 2007-4-2A9 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	0.44%		05/25/2037	210,269
9,393,634	Lehman Mortgage Trust, Series 2007-5-11A1	5.06	% (b)	06/25/2037	7,272,609
35,849	Lehman Mortgage Trust, Series 2007-5-3A4	5.00%		12/25/2035	35,811
908,263	Lehman Mortgage Trust, Series 2007-5-4A3 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	39.43	% (i)	08/25/2036	1,323,937
754,394	Lehman Mortgage Trust, Series 2007-5-7A3	7.50%		10/25/2036	492,053
146,747	Lehman Mortgage Trust, Series 2007-6-1A8	6.00%		07/25/2037	146,439
6,651,474	Lehman Mortgage Trust, Series 2007-9-2A2	6.50%		10/25/2037	3,425,130
3,919,576	Lehman Mortgage Trust, Series 2008-2-1A6	6.00%		03/25/2038	2,192,433
4,072,679	Lehman Trust, Series 2005-4-2A3A	5.00	% (h)	10/25/2035	4,531,030
9,825,957	Lehman Trust, Series 2005-9N-2A1 (12 Month US Treasury Average + 1.06%, 1.06% Floor)	1.32%		02/25/2036	9,342,087
849,499	Lehman Trust, Series 2006-17-1A2 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.45%		08/25/2046	1,330,324
9,343,516	Lehman Trust, Series 2006-5-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor)	0.53%		04/25/2036	9,170,123
138,971	Lehman Trust, Series 2006-5-2A4A	6.39	% (h)	04/25/2036	162,751
10,757,711	Lehman Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	0.51%		06/25/2046	10,725,218
8,820,411	Lehman Trust, Series 2007-1-2A1	7.00	% (b)	02/25/2037	9,405,104
15,440,374	Lehman Trust, Series 2007-12N-1A3A (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.31%		07/25/2047	15,349,051
6,854,026	Lehman XS Trust, Series 2005-2-2A3B	5.94	% (h)	08/25/2035	6,782,921
9,859,258	Lehman XS Trust, Series 2006-3-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor)	0.71%		03/25/2036	9,576,601
86,200,000	LHOME Mortgage Trust, Series 2019-RTL2-A1	3.84	% (a)	03/25/2024	86,871,145
19,200,000	LHOME Mortgage Trust, Series 2019-RTL3-A1	3.87	% (a)	07/25/2024	19,408,562
19,200,000	LHOME Mortgage Trust, Series 2020-RTL1-A1	3.23	% (a)	10/25/2024	19,341,377
9,300,000	LHOME Mortgage Trust, Series 2021-RTL1-A2	2.86	% (a)(b)	09/25/2026	9,370,847
33,161,114	Long Beach Mortgage Loan Trust, Series 2006-3-2A3 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	0.47%		05/25/2046	15,097,622
5,400,825	Long Beach Mortgage Loan Trust, Series 2006-3-2A4 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	0.65%		05/25/2046	2,506,358
18,304,485	Long Beach Mortgage Loan Trust, Series 2006-5-2A4 (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.59%		06/25/2036	11,551,261
33,741,457	Long Beach Mortgage Loan Trust, Series 2006-6-1A (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.25%		07/25/2036	27,648,935
4,397,406	Luminent Mortgage Trust, Series 2005-1-A1 (1 Month LIBOR USD + 0.52%, 0.52% Floor, 11.50% Cap)	0.63%		11/25/2035	4,303,987
3,516,123	MASTR Adjustable Rate Mortgages Trust, Series 2005-2-2A1	2.80	% (b)	03/25/2035	3,446,644
1,148,320	MASTR Adjustable Rate Mortgages Trust, Series 2005-6-5A1	2.96	% (b)	07/25/2035	1,115,662
7,497,935	MASTR Adjustable Rate Mortgages Trust, Series 2007-1-2A1	3.03	% (b)	11/25/2036	5,881,633
1,251,966	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	1,249,417
205,984	MASTR Alternative Loans Trust, Series 2005-5-2A3	5.50%		07/25/2025	205,966
7,941,097	MASTR Alternative Loans Trust, Series 2005-5-3A1	5.75%		08/25/2035	5,696,431
2,202,236	MASTR Alternative Loans Trust, Series 2005-6-1A5	5.50%		12/25/2035	1,982,978
1,504,733	MASTR Alternative Loans Trust, Series 2006-3-1A2	6.25%		07/25/2036	1,221,755
2,142,889	MASTR Alternative Loans Trust, Series 2007-1-1A5	5.75%		10/25/2036	2,132,837
4,414,364	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	2,198,926
3,553,823	MASTR Asset Backed Securities Trust, Series 2003-OPT1-M3 (1 Month LIBOR USD + 4.13%, 4.13% Floor)	4.23%		12/25/2032	3,604,429
8,877,464	MASTR Asset Backed Securities Trust, Series 2006-AM2-A3 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.45%		06/25/2036	8,590,486
17,905,964	MASTR Asset Backed Securities Trust, Series 2007-HE1-A3 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	0.32%		05/25/2037	17,418,734
14,782,274	MASTR Asset Backed Securities Trust, Series 2007-WMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.25%		01/25/2037	6,076,289
2,368,602	MASTR Asset Securitization Trust, Series 2006-1-1A4	5.75%		05/25/2036	2,124,137
1,608,164	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	1,371,829
2,991,001	MASTR Asset Securitization Trust, Series 2007-1-1A3	6.25%		11/25/2037	2,024,321
18,190,665	MASTR Resecuritization Trust, Series 2008-1-A1	6.00	% (a)(b)(e)	09/27/2037	16,458,542
10,564,172	MASTR Resecuritization Trust, Series 2008-4-A1	6.00	% (a)(b)	06/27/2036	9,612,811
2,118,718	MASTR Seasoned Securitization Trust, Series 2005-2-1A4	6.00%		10/25/2032	2,216,280
723,314	MASTR Seasoned Securitization Trust, Series 2005-2-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	0.51%		10/25/2032	673,495
15,211,981	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A4 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 7.00% Cap)	0.43%		03/25/2037	3,823,083
15,211,981	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A5 (-1 x 1 Month LIBOR USD + 6.68%, 6.68% Cap)	6.57	% (f)(i)	03/25/2037	4,095,420
32,584,868	Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR5-1A1	2.22	% (b)	10/25/2047	14,160,481
1,135,129	Merrill Lynch Mortgage Investors Trust, Series 2006-3-1A	2.23	% (b)	10/25/2036	1,142,858
1,016,340	Merrill Lynch Mortgage Investors Trust, Series 2006-F1-1A2	6.00%		04/25/2036	722,868
28,151,605	Merrill Lynch Mortgage Investors Trust, Series 2006-FM1-A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.42%		04/25/2037	21,360,444
8,291,290	Merrill Lynch Mortgage Investors Trust, Series 2006-HE4-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.31%		07/25/2037	2,661,646
100,871,524	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.36%		02/25/2037	64,291,223
3,377,385	Merrill Lynch Mortgage Investors Trust, Series 2007-HE3-A3 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.30%		04/25/2047	2,002,364
1,890,338	Merrill Lynch Mortgage Investors Trust, Series 2007-HE3-A4 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	0.38%		04/25/2047	1,127,152
67,620,123	Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.36%		03/25/2037	60,473,352
46,671,000	MFA LLC, Series 2021-NPL1-A1	2.36	% (a)(c)	03/25/2060	47,062,616
13,090,251	Morgan Stanley Capital Trust, Series 2006-NC2-M1 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	0.65%		02/25/2036	13,117,690
30,026,987	Morgan Stanley Home Equity Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.33%		12/25/2036	18,733,441
5,799,251	Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2-AFPT (1 Month LIBOR USD + 0.07%, 0.07% Floor)	0.18%		11/25/2036	2,683,194
875,532	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	0.81%		12/25/2035	657,404
2,193,612	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A6	5.75%		12/25/2035	1,870,362
3,705,730	Morgan Stanley Mortgage Loan Trust, Series 2005-10-2A1	5.47	% (b)	12/25/2035	3,695,609
5,016,198	Morgan Stanley Mortgage Loan Trust, Series 2006-11-1A6	6.73	% (h)	08/25/2036	1,541,622
7,889,148	Morgan Stanley Mortgage Loan Trust, Series 2006-11-2A1	6.00%		08/25/2036	5,285,211
7,500,042	Morgan Stanley Mortgage Loan Trust, Series 2006-16AX-2A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.28%		11/25/2036	3,073,251
5,893,271	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A3A	5.65	% (h)	10/25/2046	2,569,970
1,975,053	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A6	5.58	% (h)	10/25/2046	764,755
3,354,475	Morgan Stanley Mortgage Loan Trust, Series 2006-2-2A3	5.75%		02/25/2036	3,292,828
18,055,854	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.11	% (b)	06/25/2036	14,429,849
1,991,837	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A4	6.00%		06/25/2036	1,523,512
2,016,391	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A7	6.00%		06/25/2036	1,542,292
3,123,839	Morgan Stanley Mortgage Loan Trust, Series 2007-13-6A1	6.00%		10/25/2037	2,384,067
6,062,838	Morgan Stanley Mortgage Loan Trust, Series 2007-14AR-2A3	2.51	% (b)	10/25/2037	4,950,246
3,255,616	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A3	5.92	% (h)	09/25/2046	1,267,711
2,233,345	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A4A	6.08	% (h)	09/25/2046	1,016,789
618,319	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-1A2A	5.62	% (h)	01/25/2047	614,456
6,130,402	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A3S	5.86	% (h)	01/25/2047	3,323,578
3,585,707	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A4S	5.96	% (h)	01/25/2047	1,943,666
6,251,982	Morgan Stanley Re-Remic Trust, Series 2010-R5-4B	1.55	% (a)(h)	06/26/2036	5,730,485
10,490,164	Morgan Stanley Re-Remic Trust, Series 2010-R5-5B	0.94	% (a)(h)	01/26/2037	9,489,915
13,144,946	Morgan Stanley Re-Remic Trust, Series 2010-R9-3C	6.00	% (a)(b)	11/26/2036	13,003,152
1,864,991	Morgan Stanley Re-Remic Trust, Series 2011-R1-1A	5.94	% (a)(b)	02/26/2037	1,970,331
9,941,718	Morgan Stanley Re-Remic Trust, Series 2012-R4-1B	0.27	% (a)(d)	08/26/2036	9,110,608
10,692,322	Morgan Stanley Re-Remic Trust, Series 2013-R2-1B	2.68	% (a)(b)	10/26/2036	9,521,213
5,048,809	Morgan Stanley Resecuritization Trust, Series 2014-R7-B1	3.77	% (a)(b)	01/26/2051	5,223,195
38,631,472	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1-A1	2.69	% (a)(b)	10/25/2060	38,904,867
11,234,527	New Century Alternative Mortgage Loan Trust, Series 2006-ALT1-AF3	6.17	% (b)	07/25/2036	4,359,132
13,936,546	New Century Alternative Mortgage Loan Trust, Series 2006-ALT2-AF5	4.99	% (h)	10/25/2036	5,101,381
12,500,000	New Century Home Equity Loan Trust, Series 2006-1-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor, 12.50% Cap)	0.39%		05/25/2036	10,604,304
48,366,631	New Residential Mortgage Loan Trust, Series 2018-FNT1-A	3.61	% (a)	05/25/2023	48,541,912
16,324,487	New Residential Mortgage Loan Trust, Series 2018-FNT2-A	3.79	% (a)	07/25/2054	16,353,303
62,504,400	New Residential Mortgage Loan Trust, Series 2020-RPL1-M1	3.25	% (a)(b)	11/25/2059	63,359,410
16,345,550	New Residential Mortgage Loan Trust, Series 2020-RPL1-M2	3.50	% (a)(b)	11/25/2059	16,470,902
372,934	New York Mortgage Trust, Series 2005-2-A (1 Month LIBOR USD + 0.66%, 0.66% Floor, 10.50% Cap)	0.44%		08/25/2035	364,607
96,261,740	New York Mortgage Trust, Series 2020-SP1-A1	3.96	% (a)	06/25/2025	96,767,788
94,610	Nomura Asset Acceptance Corporation, Series 2005-AP1-2A5	5.36	% (h)	02/25/2035	96,632
14,144,416	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A2	6.16	% (b)	05/25/2036	4,575,816
2,874,398	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A3	6.41	% (b)	05/25/2036	930,806
15,913,464	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52	% (b)	01/25/2036	6,842,911
2,689,711	Nomura Asset Acceptance Corporation, Series 2006-AP1-A3	5.65	% (b)	01/25/2036	1,156,283
1,336,941	Nomura Asset Acceptance Corporation, Series 2006-WF1-A2	5.76	% (b)	06/25/2036	540,091
16,383,829	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80	% (h)	10/25/2036	6,344,644
2,838,190	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06	% (h)	02/25/2037	1,123,807
14,146,193	Nomura Home Equity Loan, Inc., Series 2007-1-1A3	5.99	% (h)	02/25/2037	5,602,096
5,723,312	Nomura Resecuritization Trust, Series 2014-2R-4A9	4.38	% (a)(h)	07/26/2036	5,507,702
44,264,541	Nomura Resecuritization Trust, Series 2015-4R-1A14 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.30	% (a)	03/26/2047	35,738,850
8,893,910	NovaStar Mortgage Funding Trust Series, Series 2006-3-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.43%		10/25/2036	7,002,360
18,254,518	NRPL Trust, Series 2018-2A-A1	4.25	% (a)(c)	07/25/2067	18,396,743
100,037,660	NRZ Excess Spread-Collateralized Notes, Series 2020-PLS1-A	3.84	% (a)	12/25/2025	101,215,304
730,676	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.98% Floor)	1.08%		11/25/2034	728,282
7,105,615	Option One Mortgage Loan Trust, Series 2007-1-2A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.25%		01/25/2037	5,016,635
74,372,376	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.30%		07/25/2037	69,069,373
93,908,444	OSAT Trust, Series 2020-RPL1-A1	3.07	% (a)(c)	12/26/2059	94,884,416
4,440,921	PHH Alternative Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.10% Cap)	0.27%		02/25/2037	3,525,037
11,747,053	PHH Alternative Mortgage Trust, Series 2007-2-2A1	6.00%		05/25/2037	11,474,183
5,481,366	PHH Alternative Mortgage Trust, Series 2007-2-2A2	6.00%		05/25/2037	5,353,307
401,177	PHH Alternative Mortgage Trust, Series 2007-2-3A1	6.00%		05/25/2037	400,405
85,309,063	PMT Credit Risk Transfer Trust 2019-2R, Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.86	% (a)	05/27/2023	84,495,368
7,501,974	PMT Credit Risk Transfer Trust, Series 2019-1R-A (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.12	% (a)	03/27/2024	7,131,182
26,991,342	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	2.81	% (a)	10/27/2022	27,058,450
71,990,193	PMT Credit Risk Transfer Trust, Series 2020-1R-A (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.46	% (a)	02/27/2023	71,598,501
159,700,000	PMT Credit Risk Transfer Trust, Series 2021-1R-A (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.02	% (a)	02/27/2024	160,848,083
67,663,000	PMT Credit Risk Transfer Trust, Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	0.01	% (a)	03/25/2026	67,812,468
167,964,314	PR Mortgage Loan Trust, Series 2014-1-APT	5.91	% (a)(b)	10/25/2049	166,713,350
81,506,395	Pretium Mortgage Credit Partners LLC, Series 2020-NPL3-A1	3.10	% (a)(c)	06/27/2060	82,383,355
5,624,887	Pretium Mortgage Credit Partners LLC, Series 2020-RPL1-A1	3.82	% (a)(c)	05/27/2060	5,667,707
96,042,000	Pretium Mortgage Credit Partners LLC, Series 2021-NPL1-A1	2.24	% (a)(c)	09/27/2060	96,812,929
7,586,058	Prime Mortgage Trust, Series 2006-DR1-2A1	5.50	% (a)	05/25/2035	6,940,952
3,821,773	Prime Mortgage Trust, Series 2006-DR1-2A2	6.00	% (a)	05/25/2035	3,439,684
29,000,000	Progress Residential Trust, Series 2021-SFR2-E1	2.55	% (a)	04/19/2038	29,220,864
20,000,000	Progress Residential Trust, Series 2021-SFR2-E2	2.65	% (a)	04/19/2038	20,152,500
62,271,000	Progress Residential Trust, Series 2021-SFR2-F	3.40	% (a)	04/19/2038	62,774,897
95,390,337	PRPM LLC, Series 2019-GS1-A1	3.50	% (a)(b)	10/25/2024	96,275,874
97,393,149	PRPM LLC, Series 2020-1A-A1	2.98	% (a)(c)	02/25/2025	97,710,387
24,690,111	PRPM LLC, Series 2020-2-A1	3.67	% (a)(c)	08/25/2025	24,990,521
142,342,496	PRPM LLC, Series 2020-3-A1	2.86	% (a)(c)	09/25/2025	143,501,391
85,310,014	PRPM LLC, Series 2020-5-A1	3.10	% (a)(c)	11/25/2025	85,980,977
137,789,000	PRPM LLC, Series 2021-2-A1	2.12	% (a)(b)	03/25/2024	138,888,694
7,100,000	PRPM LLC, Series 2021-2-A2	3.77	% (a)(b)	03/25/2024	7,156,828
29,040,789	RALI Trust, Series 2007-QA5-1A1	5.26	% (b)	09/25/2037	25,386,706
14,262,835	RALI Trust, Series 2007-QH7-2A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.41%		08/25/2037	13,389,591
35,069,886	RALI Trust, Series 2007-QS10-A1	6.50%		09/25/2037	33,925,815
17,804,839	RAMP Series Trust, Series 2006-RS3-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	0.71%		05/25/2036	17,098,867
18,208,308	RBSGC Structured Trust, Series 2008-B-A1	6.00	% (a)	06/25/2037	18,107,600
23,005,880	RBSSP Resecuritization Trust , Series 2009-12-20A2	2.93	% (a)(b)	12/25/2035	21,205,877
4,391,551	RBSSP Resecuritization Trust, Series 2009-12-17A2	2.78	% (a)(b)	10/25/2035	3,822,954
3,743,056	RBSSP Resecuritization Trust, Series 2010-4-7A2	6.00	% (a)	07/26/2037	2,718,023
75,782,048	Redwood Funding Trust, Series 2019-1-PT	4.21	% (a)(c)	09/27/2024	76,584,504
3,305,172	Renaissance Home Equity Loan Trust, Series 2006-1-AF6	5.75	% (h)	05/25/2036	2,298,018
2,122,074	Renaissance Home Equity Loan Trust, Series 2006-2-AF5	6.25	% (h)	08/25/2036	1,298,910
6,946,779	Renaissance Home Equity Loan Trust, Series 2006-3-AF3	5.59	% (h)	11/25/2036	3,746,146
18,464,590	Renaissance Home Equity Loan Trust, Series 2006-3-AF4	5.81	% (h)	11/25/2036	10,344,582
10,340,045	Renaissance Home Equity Loan Trust, Series 2006-4-AF4	5.47	% (h)	01/25/2037	5,315,821
20,361,654	Renaissance Home Equity Loan Trust, Series 2006-4-AF5	5.69	% (h)	01/25/2037	10,871,144
8,192,822	Renaissance Home Equity Loan Trust, Series 2007-1-AF1	5.74	% (h)	04/25/2037	3,615,376
5,779,950	Renaissance Home Equity Loan Trust, Series 2007-1-AF1Z	5.35	% (h)	04/25/2037	2,391,534
3,486,895	Renaissance Home Equity Loan Trust, Series 2007-1-AF2	5.51	% (h)	04/25/2037	1,475,747
5,072,268	Renaissance Home Equity Loan Trust, Series 2007-1-AF3	5.61	% (h)	04/25/2037	2,186,484
8,232,817	Renaissance Home Equity Loan Trust, Series 2007-1-AF5	5.91	% (h)	04/25/2037	3,741,493
17,696,892	Renaissance Home Equity Loan Trust, Series 2007-2-AF2	5.68	% (h)	06/25/2037	6,976,897
9,571,061	Renaissance Home Equity Loan Trust, Series 2007-2-AF5	6.20	% (h)	06/25/2037	4,171,327
19,983,674	Residential Accredit Loans, Inc., Series 2005-QA11-4A1	3.77	% (b)	10/25/2035	16,616,580
10,578,254	Residential Accredit Loans, Inc., Series 2005-QA13-2A1	3.99	% (b)	12/25/2035	9,781,203
8,791,226	Residential Accredit Loans, Inc., Series 2005-QA3-CB1	3.32	% (b)	03/25/2035	4,573,183
315,766	Residential Accredit Loans, Inc., Series 2005-QS12-A11 (-11 x 1 Month LIBOR USD + 51.15%, 51.15% Cap)	49.96	% (i)	08/25/2035	653,045
1,140,204	Residential Accredit Loans, Inc., Series 2005-QS13-1A6	5.50%		09/25/2035	1,099,947
2,357,027	Residential Accredit Loans, Inc., Series 2005-QS13-2A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	0.81%		09/25/2035	1,999,733
9,663,812	Residential Accredit Loans, Inc., Series 2005-QS13-2A2 (-1 x 1 Month LIBOR USD + 5.05%, 5.05% Cap)	4.94	% (f)(i)	09/25/2035	1,198,505
5,784,759	Residential Accredit Loans, Inc., Series 2005-QS14-2A1	6.00%		09/25/2035	3,057,658
1,694,427	Residential Accredit Loans, Inc., Series 2005-QS15-2A	6.00%		10/25/2035	1,683,274
2,234,558	Residential Accredit Loans, Inc., Series 2005-QS15-3A	6.00%		10/25/2035	2,198,432
2,319,185	Residential Accredit Loans, Inc., Series 2005-QS16-A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	0.81%		11/25/2035	1,912,146
2,318,784	Residential Accredit Loans, Inc., Series 2005-QS16-A2 (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	4.69	% (f)(i)	11/25/2035	276,052
1,231,018	Residential Accredit Loans, Inc., Series 2005-QS17-A1	6.00%		12/25/2035	1,230,421
853,032	Residential Accredit Loans, Inc., Series 2005-QS17-A10	6.00%		12/25/2035	852,618
3,567,752	Residential Accredit Loans, Inc., Series 2005-QS17-A11	6.00%		12/25/2035	3,566,020
2,535,845	Residential Accredit Loans, Inc., Series 2005-QS17-A2 (1 Month LIBOR USD + 0.85%, 0.85% Floor, 6.00% Cap)	0.96%		12/25/2035	2,072,928
2,535,845	Residential Accredit Loans, Inc., Series 2005-QS17-A4 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	5.04	% (f)(i)	12/25/2035	329,689
2,040,420	Residential Accredit Loans, Inc., Series 2005-QS17-A6	6.00%		12/25/2035	2,039,430
950,287	Residential Accredit Loans, Inc., Series 2005-QS5-A3	5.70%		04/25/2035	952,160
969,524	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	950,484
6,351,539	Residential Accredit Loans, Inc., Series 2006-QS11-1A1	6.50%		08/25/2036	6,185,354
1,493,141	Residential Accredit Loans, Inc., Series 2006-QS12-1A1	6.50%		09/25/2036	1,036,927
2,714,366	Residential Accredit Loans, Inc., Series 2006-QS12-2A18	5.75%		09/25/2036	2,633,432
3,946,173	Residential Accredit Loans, Inc., Series 2006-QS14-A18	6.25%		11/25/2036	3,810,294
1,816,596	Residential Accredit Loans, Inc., Series 2006-QS15-A1	6.50%		10/25/2036	1,802,050
791,790	Residential Accredit Loans, Inc., Series 2006-QS16-A10	6.00%		11/25/2036	756,832
2,815,479	Residential Accredit Loans, Inc., Series 2006-QS16-A11	6.00%		11/25/2036	2,691,743
821,870	Residential Accredit Loans, Inc., Series 2006-QS16-A7	6.00%		11/25/2036	785,584
888,127	Residential Accredit Loans, Inc., Series 2006-QS16-A8	6.00%		11/25/2036	848,916
351,449	Residential Accredit Loans, Inc., Series 2006-QS16-A9	6.00%		11/25/2036	335,932
1,635,765	Residential Accredit Loans, Inc., Series 2006-QS17-A4	6.00%		12/25/2036	1,586,370
9,087,602	Residential Accredit Loans, Inc., Series 2006-QS17-A5	6.00%		12/25/2036	8,813,186
986,826	Residential Accredit Loans, Inc., Series 2006-QS1-A6 (-8 x 1 Month LIBOR USD + 42.86%, 42.86% Cap)	42.02	% (i)	01/25/2036	1,863,645
6,720,045	Residential Accredit Loans, Inc., Series 2006-QS3-1A11	6.00%		03/25/2036	6,684,645
1,491,826	Residential Accredit Loans, Inc., Series 2006-QS4-A8 (-8 x 1 Month LIBOR USD + 5143.00%, 1.10% Floor, 8.00% Cap)	8.00%		04/25/2036	1,417,354
4,041,007	Residential Accredit Loans, Inc., Series 2006-QS5-A3	6.00%		05/25/2036	3,843,900
12,043,720	Residential Accredit Loans, Inc., Series 2006-QS5-A4	6.00%		05/25/2036	11,456,269
1,916,592	Residential Accredit Loans, Inc., Series 2006-QS6-1A16	6.00%		06/25/2036	1,833,128
2,780,558	Residential Accredit Loans, Inc., Series 2006-QS6-1A2	6.00%		06/25/2036	2,663,096
5,483,018	Residential Accredit Loans, Inc., Series 2006-QS8-A1	6.00%		08/25/2036	5,355,147
9,508,353	Residential Accredit Loans, Inc., Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	5.44	% (f)(i)	08/25/2036	1,339,851
3,430,334	Residential Accredit Loans, Inc., Series 2006-QS9-1A6 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	5.19	% (f)(i)	07/25/2036	524,719
27,335,247	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.34%		06/25/2037	13,214,924
3,276,981	Residential Accredit Loans, Inc., Series 2007-QS11-A1	7.00%		10/25/2037	3,147,505
11,265,164	Residential Accredit Loans, Inc., Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.34	% (f)(i)	01/25/2037	1,838,391
1,133,958	Residential Accredit Loans, Inc., Series 2007-QS1-1A4	6.00%		01/25/2037	1,102,060
2,811,928	Residential Accredit Loans, Inc., Series 2007-QS1-2A10	6.00%		01/25/2037	2,681,265
4,208,598	Residential Accredit Loans, Inc., Series 2007-QS2-A6	6.25%		01/25/2037	4,007,732
19,175,712	Residential Accredit Loans, Inc., Series 2007-QS3-A1	6.50%		02/25/2037	18,977,710
3,057,687	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	2,971,908
5,326,955	Residential Accredit Loans, Inc., Series 2007-QS4-3A3	6.00%		03/25/2037	5,112,091
2,104,083	Residential Accredit Loans, Inc., Series 2007-QS5-A1	5.50%		03/25/2037	2,022,926
868,020	Residential Accredit Loans, Inc., Series 2007-QS5-A5 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	0.41%		03/25/2037	660,984
2,882,893	Residential Accredit Loans, Inc., Series 2007-QS5-A8 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	6.59	% (f)(i)	03/25/2037	528,019
2,232,011	Residential Accredit Loans, Inc., Series 2007-QS6-A102	5.75%		04/25/2037	2,135,863
717,656	Residential Accredit Loans, Inc., Series 2007-QS6-A13 (-8 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	54.09	% (i)	04/25/2037	1,251,042
3,196,065	Residential Accredit Loans, Inc., Series 2007-QS6-A45	5.75%		04/25/2037	3,058,387
5,093,540	Residential Accredit Loans, Inc., Series 2007-QS6-A6	6.25%		04/25/2037	4,978,775
351,795	Residential Accredit Loans, Inc., Series 2007-QS6-A77 (-8 x 1 Month LIBOR USD + 55.83%, 55.83% Cap)	54.93	% (i)	04/25/2037	622,082
6,347,673	Residential Accredit Loans, Inc., Series 2007-QS7-2A1	6.75%		06/25/2037	3,857,109
19,180,303	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	18,710,288
2,199,529	Residential Asset Mortgage Products, Inc., Series 2004-RS7-A3	3.12	% (b)	07/25/2034	2,162,198
1,321,869	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.41	% (h)	01/25/2035	1,349,156
16,487,564	Residential Asset Mortgage Products, Inc., Series 2006-RS2-A3A (1 Month LIBOR USD + 0.30%, 0.60% Floor, 14.00% Cap)	0.71%		03/25/2036	16,272,852
21,156,792	Residential Asset Securities Corporation, Series 2007-EMX1-A13 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.00% Cap)	0.31%		01/25/2037	19,783,414
5,229,040	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	3,836,615
1,925,262	Residential Asset Securitization Trust, Series 2005-A12-A7 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.89	% (f)(i)	11/25/2035	365,089
1,921,684	Residential Asset Securitization Trust, Series 2005-A12-A8 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	0.66%		11/25/2035	1,064,106
16,698,859	Residential Asset Securitization Trust, Series 2005-A13-2A1	5.50%		10/25/2035	9,857,214
2,620,674	Residential Asset Securitization Trust, Series 2005-A15-1A7	6.00%		02/25/2036	2,689,927
8,091,007	Residential Asset Securitization Trust, Series 2005-A15-5A3	5.75%		02/25/2036	5,263,492
8,604,102	Residential Asset Securitization Trust, Series 2005-A16-A1	5.00%		02/25/2036	4,966,242
1,494,634	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	1,171,551
3,708,203	Residential Asset Securitization Trust, Series 2005-A8CB-A11	6.00%		07/25/2035	3,339,450
3,733,883	Residential Asset Securitization Trust, Series 2005-A8CB-A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.89	% (f)(i)	07/25/2035	524,990
4,907,281	Residential Asset Securitization Trust, Series 2006-A10-A5	6.50%		09/25/2036	2,801,361
727,885	Residential Asset Securitization Trust, Series 2006-A1-1A3	6.00%		04/25/2036	507,569
7,440,776	Residential Asset Securitization Trust, Series 2006-A12-A1	6.25%		11/25/2036	4,269,308
7,482,243	Residential Asset Securitization Trust, Series 2006-A13-A1	6.25%		12/25/2036	4,153,070
11,997,005	Residential Asset Securitization Trust, Series 2006-A1-3A2	6.00%		04/25/2036	8,414,320
14,305,867	Residential Asset Securitization Trust, Series 2006-A14C-2A6 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.56%		12/25/2036	1,419,388
31,570,902	Residential Asset Securitization Trust, Series 2006-A14C-2A7 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.44	% (f)(i)	12/25/2036	10,297,080
6,043,954	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	3,764,459
4,184,768	Residential Asset Securitization Trust, Series 2006-A2-A4	6.00%		01/25/2046	2,569,915
396,575	Residential Asset Securitization Trust, Series 2006-A4-2A5	6.00%		05/25/2036	398,024
3,020,059	Residential Asset Securitization Trust, Series 2006-A4-2A9	6.00%		05/25/2036	3,031,090
2,691,336	Residential Asset Securitization Trust, Series 2006-A8-1A1	6.00%		08/25/2036	2,208,507
5,065,518	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	27.97	% (e)(i)	01/25/2046	6,408,463
23,899,007	Residential Asset Securitization Trust, Series 2007-A2-1A2	6.00%		04/25/2037	19,506,955
838,120	Residential Asset Securitization Trust, Series 2007-A3-1A2 (-8 x 1 Month LIBOR USD + 46.38%, 46.38% Cap)	45.55	% (i)	04/25/2037	1,830,841
22,841,988	Residential Asset Securitization Trust, Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.99	% (f)(i)	05/25/2037	4,115,235
5,879,327	Residential Asset Securitization Trust, Series 2007-A5-1A6 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	0.51%		05/25/2037	458,125
4,960,028	Residential Asset Securitization Trust, Series 2007-A5-2A3	6.00%		05/25/2037	4,084,514
2,173,727	Residential Asset Securitization Trust, Series 2007-A5-2A5	6.00%		05/25/2037	1,789,463
9,287,707	Residential Asset Securitization Trust, Series 2007-A6-1A2	6.00%		06/25/2037	7,666,009
8,100,002	Residential Asset Securitization Trust, Series 2007-A7-A1	6.00%		07/25/2037	4,492,412
35,629,011	Residential Asset Securitization Trust, Series 2007-A7-A2	6.00%		07/25/2037	19,818,684
15,786,463	Residential Asset Securitization Trust, Series 2007-A7-A6	6.00%		07/25/2037	8,781,240
5,943,336	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A1	6.00%		10/25/2036	5,698,945
2,012,974	Residential Funding Mortgage Securities Trust, Series 2006-S5-A12	6.00%		06/25/2036	1,993,261
137,817	Residential Funding Mortgage Securities Trust, Series 2006-S5-A15	6.00%		06/25/2036	136,467
3,403,416	Residential Funding Mortgage Securities Trust, Series 2006-S9-A1	6.25%		09/25/2036	3,326,273
3,997,317	Residential Funding Mortgage Securities Trust, Series 2007-S1-A7	6.00%		01/25/2037	3,965,032
2,141,491	Residential Funding Mortgage Securities Trust, Series 2007-S2-A1	6.00%		02/25/2037	2,027,037
2,412,625	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	2,283,680
4,504,095	Residential Funding Mortgage Securities Trust, Series 2007-S2-A5	6.00%		02/25/2037	4,263,370
703,840	Residential Funding Mortgage Securities Trust, Series 2007-S2-A9	6.00%		02/25/2037	666,223
2,111,537	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	1,891,991
2,205,417	Residential Funding Mortgage Securities Trust, Series 2007-S4-A1	6.00%		04/25/2037	2,119,431
1,235,099	Residential Funding Mortgage Securities Trust, Series 2007-S4-A2	6.00%		04/25/2037	1,191,231
14,723,093	Residential Funding Mortgage Securities Trust, Series 2007-S5-A1	6.00%		05/25/2037	14,739,468
4,266,810	Residential Funding Mortgage Securities Trust, Series 2007-S5-A8	6.00%		05/25/2037	4,285,614
2,188,724	Residential Funding Mortgage Securities Trust, Series 2007-S6-2A4	6.00%		06/25/2037	2,201,613
11,960,485	Residential Funding Mortgage Securities Trust, Series 2007-S7-A20	6.00%		07/25/2037	11,517,961
6,086,309	Residential Funding Mortgage Securities Trust, Series 2007-S8-1A1	6.00%		09/25/2037	5,448,117
365,856	Residential Funding Mortgage Securities Trust, Series 2007-SA1-4A	5.31	% (b)	02/25/2037	289,553
4,570,570	Residential Funding Mortgage Securities Trust, Series 2007-SA2-2A1	3.47	% (b)	04/25/2037	4,204,778
7,710,908	RMAT LLC, Series 2015-PR2-A1	9.85	% (a)(c)	11/25/2035	7,714,349
38,385,656	RSFR, Series 2020-1-PT	4.21	% (a)(c)	02/17/2025	37,672,681
250,949,286	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	2.26	% (a)(b)	02/25/2054	213,269,752
44,548,296	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	2.55	% (a)(b)	12/26/2059	40,724,587
49,733,372	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	3.38	% (a)(b)	10/25/2044	47,010,002
117,019	Sequoia Mortgage Trust, Series 2003-4-2A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 11.50% Cap)	0.81%		07/20/2033	116,901
9,505,173	SG Mortgage Securities Trust, Series 2006-FRE1-A1A (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.45%		02/25/2036	9,277,593
2,821,735	SG Mortgage Securities Trust, Series 2006-FRE1-A2C (1 Month LIBOR USD + 0.54%, 0.54% Floor)	0.65%		02/25/2036	1,991,594
4,302,487	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.26%		06/25/2037	3,493,761
7,844,022	Soundview Home Loan Trust, Series 2007-OPT3-1A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.28%		08/25/2037	7,284,339
24,047,880	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.11%		09/25/2037	19,373,343
45,607,566	Soundview Home Loan Trust, Series 2007-WM1W-2A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.33%		02/25/2037	40,659,264
4,553,429	Specialty Underwriting & Residential Finance Trust, Series 2006-BC2-A2B	4.06	% (h)	02/25/2037	2,462,033
9,826,000	Spruce Hill Mortgage Loan Trust, Series 2020-SH1-M1	3.22	% (a)(b)	01/28/2050	9,851,461
89,619,643	Stanwich Mortgage Loan Company, Series 2019-NPB1-A1	3.38	% (a)(c)	08/15/2024	90,149,295
55,560,747	Stanwich Mortgage Loan Company, Series 2019-RPL1-A	3.72	% (a)(c)	02/15/2049	56,818,742
4,755,795	STARM Mortgage Loan Trust, Series 2007-2-1A1	2.55	% (b)	04/25/2037	2,832,564
1,943,689	STARM Mortgage Loan Trust, Series 2007-3-1A1	3.79	% (b)	06/25/2037	1,618,807
164,750,000	Structured Adjustable Rate Mortgage Loan Trust	2.50%		03/30/2051	170,799,414
967,889	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-8A	2.89	% (b)	09/25/2034	982,835
2,440,799	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.14	% (b)	12/25/2035	2,367,074
3,155,522	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12-2A1	3.57	% (b)	01/25/2037	2,908,263
1,733,439	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1-8A1	2.86	% (b)	02/25/2036	1,285,833
5,231,407	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8-4A4	3.57	% (b)	09/25/2036	4,963,879
10,399,277	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.41%		08/25/2037	10,394,539
91,968,396	Structured Asset Investment Loan Trust, Series 2006-3-A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.27%		06/25/2036	71,165,587
10,591,799	Structured Asset Investment Loan Trust, Series 2006-4-A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.28%		07/25/2036	7,810,860
11,529,253	Structured Asset Mortgage Investments Trust, Series 2006-AR3-12A2 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 10.50% Cap)	0.51%		05/25/2036	11,164,170
88,115,896	Structured Asset Securities Corporation Mortgage Loan Trust, Series 2006-BC4-A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.27%		12/25/2036	65,366,301
1,551,761	Structured Asset Securities Corporation, Series 2003-24A-1A3	2.34	% (b)	07/25/2033	1,577,852
10,400,391	Structured Asset Securities Corporation, Series 2005-5-3A1	6.00%		04/25/2035	8,134,288
26,218,577	Structured Asset Securities Corporation, Series 2006-BC4-A4 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.28%		12/25/2036	25,787,761
70,119,207	Structured Asset Securities Corporation, Series 2007-4-1A3 (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.14	% (a)(e)(f)(i)	03/28/2045	7,008,804
19,500,669	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.31	% (a)	03/25/2037	16,056,443
378,603	Suntrust Alternative Loan Trust, Series 2005-1F-2A3	5.75%		12/25/2035	376,047
670,944	Suntrust Alternative Loan Trust, Series 2006-1F-1A3	6.00%		04/25/2036	543,938
12,849,057	Terwin Mortgage Trust, Series 2006-7-2A3 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	0.38	% (a)	08/25/2037	7,639,908
228,311	Thornburg Mortgage Securities Trust, Series 2003-6-A2 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 11.50% Cap)	1.11%		12/25/2033	231,041
3,500,099	Thornburg Mortgage Securities Trust, Series 2004-4-5A	2.61	% (b)	12/25/2044	3,478,148
9,159,552	Thornburg Mortgage Securities Trust, Series 2007-1-A1 (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	1.58%		03/25/2037	9,020,553
2,143,941	Thornburg Mortgage Securities Trust, Series 2007-1-A2A (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	1.58%		03/25/2037	2,022,269
65,000,000	Toorak Mortgage Corporation Ltd., Series 2019-1-A1	4.54	% (a)(c)	03/25/2022	65,774,150
70,000,000	Toorak Mortgage Corporation Ltd., Series 2019-2-A1	3.72	% (c)	09/25/2022	71,081,150
4,100,000	Toorak Mortgage Corporation Ltd., Series 2020-1-A2	3.23	% (a)(c)	03/25/2023	4,063,236
5,000,000	Tricon American Homes Trust, Series 2019-SFR1-E	3.40	% (a)	03/17/2038	5,092,078
8,900,000	Tricon American Homes Trust, Series 2020-SFR1-D	2.55	% (a)	07/17/2038	8,909,203
1,600,000	Tricon American Homes Trust, Series 2020-SFR1-E	3.54	% (a)	07/17/2038	1,646,306
20,800,000	TVC Mortgage Trust, Series 2020-RTL1-A1	3.47	% (a)	09/25/2024	20,964,574
7,254,527	VCAT LLC, Series 2020-NPL1-A1	3.67	% (a)(c)	08/25/2050	7,334,594
18,488,708	Velocity Commercial Capital Loan Trust, Series 2017-2-AFX	3.07	% (a)(b)	11/25/2047	19,051,139
22,815,881	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05	% (a)(b)	10/26/2048	23,897,069
57,415,220	Velocity Commercial Capital Loan Trust, Series 2019-1-A	3.76	% (a)(b)	03/25/2049	59,608,303
4,961,588	Velocity Commercial Capital Loan Trust, Series 2019-1-M4	4.61	%(a)(b)	03/25/2049	5,016,167
19,018,780	Velocity Commercial Capital Loan Trust, Series 2019-2-A	3.13	% (a)(b)	07/25/2049	19,300,908
7,066,177	Velocity Commercial Capital Loan Trust, Series 2019-2-M1	3.26	% (a)(b)	07/25/2049	7,163,371
3,231,611	Velocity Commercial Capital Loan Trust, Series 2020-1-M4	3.54	% (a)(b)	02/25/2050	3,130,491
58,570,602	Vericrest Opportunity Loan Trust, Series 2020-NPL2-A1A	2.98	% (a)(c)	02/25/2050	58,828,254
18,280,152	Vericrest Opportunity Loan Trust, Series 2020-NPL5-A1A	2.98	% (a)(c)	03/25/2050	18,367,736
32,321,281	VOLT LLC, Series 2021-NPL1-A1	1.89	% (a)(c)	02/27/2051	32,348,916
95,628,552	VOLT LLC, Series 2021-NPL3-A1	2.24	% (a)(c)	02/27/2051	95,650,298
13,539,384	VOLT LLC, Series 2021-NPL5-A1	2.12	% (a)(c)	03/27/2051	13,538,032
42,277,000	VOLT LLC, Series 2021-NPL6-A1	2.24	% (a)(c)	04/25/2051	42,302,671
7,848,650	Voyager Trust, Series 2009-1-SAC3	3.29	% (a)(b)	02/25/2038	5,727,524
9,406,601	WaMu Asset-Backed Certificates Trust, Series 2007-HE1-2A2 (1 Month LIBOR USD + 0.11%, 0.11% Floor)	0.22%		01/25/2037	5,951,950
14,663,138	WaMu Asset-Backed Certificates Trust, Series 2007-HE4-1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.28%		07/25/2047	12,368,816
5,196,479	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	5,126,683
1,456,426	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4-5A1	5.50%		06/25/2035	1,438,112
588,463	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB12 (-11 x 1 Month LIBOR USD + 50.60%, 50.60% Cap)	49.41	% (i)	07/25/2035	1,187,199
1,905,587	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB6 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.50% Cap)	0.71%		07/25/2035	1,684,701
494,812	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6-2A7	5.50%		08/25/2035	488,610
6,624,743	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB6 (1 Month LIBOR USD + 1.45%, 1.45% Floor, 6.00% Cap)	1.56%		08/25/2035	6,130,484
602,249	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB7 (-11 x 1 Month LIBOR USD + 50.05%, 50.05% Cap)	48.86	% (i)	08/25/2035	1,135,126
2,740,512	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-3CB	6.50%		08/25/2035	2,599,472
7,390,460	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-8-1A2	5.50%		10/25/2035	7,401,755
5,963,389	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-2A2	5.50%		11/25/2035	6,037,547
1,675,693	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-CX	5.50	% (f)	11/25/2035	309,914
2,346,127	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	2,257,903
1,187,841	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A2	5.75%		02/25/2036	1,141,888
1,008,955	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A7	5.75%		02/25/2036	970,312
2,928,112	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-3-3CB4	6.00%		04/25/2036	2,874,604
1,690,059	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-1A8	5.75%		07/25/2036	1,535,619
3,257,330	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB1	6.00%		07/25/2036	2,812,886
5,916,682	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB6	6.00%		07/25/2036	5,109,385
14,665,296	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-3A3	6.22	% (h)	07/25/2036	5,401,185
6,111,386	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-3A5	6.45	% (h)	07/25/2036	2,249,640
9,084,559	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8-A4	4.24	% (h)	10/25/2036	4,722,962
3,177,034	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-9-A7	4.54	% (h)	10/25/2036	1,432,722
5,572,423	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-1A1	3.01	% (b)	09/25/2036	5,442,048
5,162,238	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-A1 (1 Month LIBOR USD + 0.10%, 0.10% Floor)	0.21%		12/25/2036	3,502,632
9,105,119	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR15-1A (12 Month US Treasury Average + 0.84%, 0.84% Floor)	1.10%		11/25/2046	8,549,598
6,954,609	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR4-2A (12 Month US Treasury Average + 0.95%, 0.95% Floor)	1.21%		06/25/2046	5,793,519
6,049,010	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR5-4A (12 Month US Treasury Average + 0.99%, 0.99% Floor)	1.25%		06/25/2046	5,326,134
689,981	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6-2A3	3.16	% (b)	08/25/2036	657,147
1,606,888	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-HE2-A4 (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.59%		05/25/2036	1,395,601
9,448,179	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A6	6.00%		04/25/2037	9,249,222
3,811,395	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A2	6.00%		04/25/2037	3,799,936
5,213,499	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A3	6.00%		04/25/2037	5,197,812
3,615,097	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-4-1A1	5.50%		06/25/2037	3,665,733
246,826	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	38.83	% (i)	06/25/2037	470,509
6,170,661	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A6	6.00%		06/25/2037	6,262,813
8,141,541	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3-4A1	3.14	% (b)	03/25/2037	8,316,786
10,226,135	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY5-1A1	3.26	% (b)	05/25/2037	10,015,370
7,682,023	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OC1-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor)	0.23%		01/25/2047	7,673,356
907,770	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A10	6.00%		03/25/2037	906,762
3,985,817	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A3	6.00%		03/25/2037	3,981,390
3,436,646	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A5	6.00%		03/25/2037	3,432,829
5,632,490	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A6	6.00%		03/25/2037	5,626,235
22,297,911	Wells Fargo Alternative Loan Trust, Series 2007-PA2-1A1	6.00%		06/25/2037	22,084,664
3,518,798	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	0.46%		06/25/2037	3,025,731
5,183,734	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A2 (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.54	% (f)(i)	06/25/2037	744,491
360,461	Wells Fargo Alternative Loan Trust, Series 2007-PA3-1A4	5.75%		07/25/2037	360,340
6,634,758	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A1	6.00%		07/25/2037	6,653,709
2,636,032	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A4	6.00%		07/25/2037	2,643,561
5,949,628	Wells Fargo Alternative Loan Trust, Series 2007-PA3-3A1	6.25%		07/25/2037	5,938,003
38,333,745	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	38,100,511
7,208,082	Wells Fargo Alternative Loan Trust, Series 2007-PA6-A1	3.15	% (b)	12/28/2037	7,128,961
2,872,598	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12-1A1	2.95	% (b)	09/25/2036	2,785,011
1,387,826	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13-A2	3.03	% (b)	09/25/2036	1,376,389
1,444,817	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4-2A1	2.91	% (b)	04/25/2036	1,417,407
2,338,413	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	2,361,969
162,632	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A32	5.75%		06/25/2037	162,858
5,265,934	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A34	6.00%		06/25/2037	5,318,979
1,426,271	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A36	6.00%		06/25/2037	1,438,203
485,052	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A43 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.61%		06/25/2037	417,565
1,325,153	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A49	6.00%		06/25/2037	1,338,501
561,000	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A8 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.61%		06/25/2037	482,945
253,077	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A9 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	38.35	% (i)	06/25/2037	389,533
21,960,510	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR9-A1	2.93	% (b)	12/28/2037	21,425,996

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $13,473,450,129)					13,054,960,800

US Government and Agency Mortgage Backed Obligations—47.6%
29,218,367	Federal Home Loan Mortgage Corporation Pool RA4218	2.50%		12/01/2050	30,064,927
20,000,000	Federal Home Loan Mortgage Corporation Pool RA4968	2.50%		04/01/2046	20,663,167
11,566,702	Federal Home Loan Mortgage Corporation Pool RB5106	2.50%		03/01/2041	11,985,914
80,945,095	Federal Home Loan Mortgage Corporation Pool SD8128	2.00%		02/01/2051	80,873,883
3,709,740	Federal Home Loan Mortgage Corporation, Pool C03490	4.50%		08/01/2040	4,141,384
26,428,289	Federal Home Loan Mortgage Corporation, Pool C91388	3.50%		02/01/2032	28,291,030
13,725,947	Federal Home Loan Mortgage Corporation, Pool C91403	3.50%		03/01/2032	14,693,459
13,807,184	Federal Home Loan Mortgage Corporation, Pool C91413	3.50%		12/01/2031	14,778,185
7,009,682	Federal Home Loan Mortgage Corporation, Pool C91417	3.50%		01/01/2032	7,503,749
28,787,384	Federal Home Loan Mortgage Corporation, Pool C91447	3.50%		05/01/2032	30,816,936
34,223,833	Federal Home Loan Mortgage Corporation, Pool C91594	3.00%		01/01/2033	36,113,666
10,077,712	Federal Home Loan Mortgage Corporation, Pool C91596	3.00%		02/01/2033	10,634,278
5,142,004	Federal Home Loan Mortgage Corporation, Pool D98901	3.50%		01/01/2032	5,504,386
13,470,645	Federal Home Loan Mortgage Corporation, Pool D98923	3.50%		01/01/2032	14,419,915
13,535,729	Federal Home Loan Mortgage Corporation, Pool D99724	3.00%		11/01/2032	14,283,133
11,358,895	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	13,230,247
2,293,012	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	2,669,432
9,701,592	Federal Home Loan Mortgage Corporation, Pool G07801	4.00%		10/01/2044	10,697,609
21,040,654	Federal Home Loan Mortgage Corporation, Pool G07862	4.00%		01/01/2044	23,308,531
22,326,962	Federal Home Loan Mortgage Corporation, Pool G07905	4.00%		01/01/2042	24,576,245
41,872,282	Federal Home Loan Mortgage Corporation, Pool G08534	3.00%		06/01/2043	44,552,594
13,437,868	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	14,240,365
25,732,422	Federal Home Loan Mortgage Corporation, Pool G08614	3.00%		11/01/2044	27,005,397
29,949,906	Federal Home Loan Mortgage Corporation, Pool G08619	3.00%		12/01/2044	31,431,188
40,669,032	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	42,827,963
76,454,372	Federal Home Loan Mortgage Corporation, Pool G08626	3.00%		02/01/2045	80,515,061
39,398,813	Federal Home Loan Mortgage Corporation, Pool G08631	3.00%		03/01/2045	41,350,360
110,053,882	Federal Home Loan Mortgage Corporation, Pool G08635	3.00%		04/01/2045	115,908,593
32,775,626	Federal Home Loan Mortgage Corporation, Pool G08640	3.00%		05/01/2045	34,519,632
176,402,128	Federal Home Loan Mortgage Corporation, Pool G08648	3.00%		06/01/2045	185,784,056
34,073,903	Federal Home Loan Mortgage Corporation, Pool G08653	3.00%		07/01/2045	35,917,373
19,445,016	Federal Home Loan Mortgage Corporation, Pool G08658	3.00%		08/01/2045	20,478,046
21,827,394	Federal Home Loan Mortgage Corporation, Pool G08670	3.00%		10/01/2045	22,985,337
262,655,243	Federal Home Loan Mortgage Corporation, Pool G08675	3.00%		11/01/2045	276,600,513
108,771,349	Federal Home Loan Mortgage Corporation, Pool G08680	3.00%		12/01/2045	114,543,982
46,050,266	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	48,466,266
102,833,191	Federal Home Loan Mortgage Corporation, Pool G08692	3.00%		02/01/2046	108,288,618
32,955,506	Federal Home Loan Mortgage Corporation, Pool G08705	3.00%		05/01/2046	34,700,838
37,911,314	Federal Home Loan Mortgage Corporation, Pool G08715	3.00%		08/01/2046	39,907,275
2,406,968	Federal Home Loan Mortgage Corporation, Pool G08800	3.50%		02/01/2048	2,556,402
20,999,737	Federal Home Loan Mortgage Corporation, Pool G16072	3.00%		02/01/2032	22,483,695
40,651,376	Federal Home Loan Mortgage Corporation, Pool G60251	3.50%		10/01/2045	43,804,470
111,283,353	Federal Home Loan Mortgage Corporation, Pool G60393	3.50%		01/01/2046	119,769,269
18,380,524	Federal Home Loan Mortgage Corporation, Pool J22834	2.50%		03/01/2028	19,203,146
35,076,330	Federal Home Loan Mortgage Corporation, Pool Q13637	3.00%		11/01/2042	37,170,568
37,434,470	Federal Home Loan Mortgage Corporation, Pool Q13638	3.00%		11/01/2042	39,830,248
61,803,164	Federal Home Loan Mortgage Corporation, Pool Q16672	3.00%		03/01/2043	65,759,250
3,853,282	Federal Home Loan Mortgage Corporation, Pool Q23595	4.00%		12/01/2043	4,269,929
5,106,844	Federal Home Loan Mortgage Corporation, Pool Q24052	4.00%		01/01/2044	5,659,079
3,920,527	Federal Home Loan Mortgage Corporation, Pool Q24172	4.00%		01/01/2044	4,333,156
3,558,437	Federal Home Loan Mortgage Corporation, Pool Q24979	4.00%		02/01/2044	3,942,053
18,682,887	Federal Home Loan Mortgage Corporation, Pool Q31596	3.50%		02/01/2045	20,018,978
7,501,931	Federal Home Loan Mortgage Corporation, Pool Q32861	3.50%		04/01/2045	8,062,831
21,230,680	Federal Home Loan Mortgage Corporation, Pool Q32921	3.50%		04/01/2045	22,818,716
16,901,454	Federal Home Loan Mortgage Corporation, Pool Q39502	3.50%		03/01/2046	18,228,765
49,842,433	Federal Home Loan Mortgage Corporation, Pool Q44073	3.00%		09/01/2046	52,436,797
13,111,675	Federal Home Loan Mortgage Corporation, Pool RA2854	2.50%		06/01/2050	13,544,359
98,085,020	Federal Home Loan Mortgage Corporation, Pool RB5089	1.50%		12/01/2040	96,326,866
157,571,230	Federal Home Loan Mortgage Corporation, Pool RB5094	1.50%		01/01/2041	155,432,262
48,602,805	Federal Home Loan Mortgage Corporation, Pool RE6066	2.00%		10/01/2050	48,182,949
11,040,242	Federal Home Loan Mortgage Corporation, Pool SB0039	2.50%		04/01/2033	11,568,794
140,714,398	Federal Home Loan Mortgage Corporation, Pool SB8092	1.50%		03/01/2036	141,483,275
30,115,724	Federal Home Loan Mortgage Corporation, Pool SD0035	3.00%		04/01/2047	31,785,321
575,853,506	Federal Home Loan Mortgage Corporation, Pool SD8104	1.50%		11/01/2050	556,978,894
74,045,409	Federal Home Loan Mortgage Corporation, Pool SD8107	2.50%		11/01/2050	76,077,023
2,132,171	Federal Home Loan Mortgage Corporation, Pool T60392	4.00%		10/01/2041	2,282,214
3,471,907	Federal Home Loan Mortgage Corporation, Pool T60681	4.00%		05/01/2042	3,727,999
9,344,589	Federal Home Loan Mortgage Corporation, Pool T60782	3.50%		07/01/2042	9,765,804
13,228,333	Federal Home Loan Mortgage Corporation, Pool T60853	3.50%		09/01/2042	13,824,157
12,641,356	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	13,210,124
1,365,315	Federal Home Loan Mortgage Corporation, Pool T65110	3.50%		10/01/2042	1,428,856
15,824,127	Federal Home Loan Mortgage Corporation, Pool T65492	3.00%		06/01/2048	16,248,597
1,200,044	Federal Home Loan Mortgage Corporation, Pool T69016	5.00%		06/01/2041	1,328,554
16,662,592	Federal Home Loan Mortgage Corporation, Pool T69050	3.50%		05/01/2046	17,772,897
316,775	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	345,295
2,277,955	Federal Home Loan Mortgage Corporation, Pool U99125	3.00%		01/01/2043	2,432,482
39,830,809	Federal Home Loan Mortgage Corporation, Pool U99193	3.50%		03/01/2044	43,508,625
86,523,090	Federal Home Loan Mortgage Corporation, Pool V81821	3.00%		08/01/2045	91,740,033
23,636,261	Federal Home Loan Mortgage Corporation, Pool V82117	3.00%		12/01/2045	25,061,553
22,873,048	Federal Home Loan Mortgage Corporation, Pool V82209	3.50%		02/01/2046	24,620,044
10,292,031	Federal Home Loan Mortgage Corporation, Pool V82248	3.50%		03/01/2046	11,114,300
131,622,229	Federal Home Loan Mortgage Corporation, Pool Z40117	3.00%		04/01/2045	139,100,151
13,110,466	Federal Home Loan Mortgage Corporation, Pool ZS4750	3.00%		01/01/2048	13,684,785
26,636,132	Federal Home Loan Mortgage Corporation, Pool ZT1827	3.00%		07/01/2047	27,996,502
20,747,094	Federal Home Loan Mortgage Corporation, Series 2015-SC02-1A	3.00%		09/25/2045	20,854,767
11,942,589	Federal Home Loan Mortgage Corporation, Series 2016-SC01-1A	3.00%		07/25/2046	12,030,790
65,800,000	Federal Home Loan Mortgage Corporation, Series 2020-DNA2-M2 (1 Month LIBOR USD + 1.85%, 1.85% Floor)	1.96	% (a)	02/25/2050	65,897,831
2,746,823	Federal Home Loan Mortgage Corporation, Series 2021-MN1-M1 (Secured Overnight Financing Rate 30 Day Average + 2.00%)	2.02	% (a)	01/25/2051	2,760,500
1,250,000	Federal Home Loan Mortgage Corporation, Series 2021-MN1-M2 (Secured Overnight Financing Rate 30 Day Average + 3.75%)	3.77	% (a)	01/25/2051	1,309,919
725,687	Federal Home Loan Mortgage Corporation, Series 2519-ZD	5.50%		11/15/2032	825,857
405,236	Federal Home Loan Mortgage Corporation, Series 2596-ZL	5.00%		04/15/2033	460,979
23,059,866	Federal Home Loan Mortgage Corporation, Series 267-30	3.00%		08/15/2042	23,581,285
267,288	Federal Home Loan Mortgage Corporation, Series 2684-ZN	4.00%		10/15/2033	294,186
46,832,806	Federal Home Loan Mortgage Corporation, Series 269-30	3.00%		08/15/2042	47,900,526
17,680,188	Federal Home Loan Mortgage Corporation, Series 274-30	3.00%		08/15/2042	18,095,668
1,793,768	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	2,040,618
61,985,729	Federal Home Loan Mortgage Corporation, Series 280-30	3.00%		09/15/2042	63,440,416
4,658,756	Federal Home Loan Mortgage Corporation, Series 2825-PZ	5.50%		07/15/2034	5,401,512
12,929,157	Federal Home Loan Mortgage Corporation, Series 284-300	3.00%		10/15/2042	13,369,526
2,838,222	Federal Home Loan Mortgage Corporation, Series 2898-JZ	5.00%		12/15/2034	3,213,377
6,736,964	Federal Home Loan Mortgage Corporation, Series 2899-AZ	5.00%		12/15/2034	7,639,185
4,010,879	Federal Home Loan Mortgage Corporation, Series 2909-Z	5.00%		12/15/2034	4,554,505
7,472,118	Federal Home Loan Mortgage Corporation, Series 2932-Z	5.00%		02/15/2035	8,507,358
404,765	Federal Home Loan Mortgage Corporation, Series 2990-JL (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.54	% (f)(i)	03/15/2035	26,950
3,003,816	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.39	% (f)(i)	07/15/2035	548,531
2,135,726	Federal Home Loan Mortgage Corporation, Series 3030-SL (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.99	% (f)(i)	09/15/2035	283,716
642,999	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	6.62	% (f)(i)	10/15/2035	100,312
4,571,733	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	5,226,898
893,453	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	967,429
2,302,308	Federal Home Loan Mortgage Corporation, Series 3174-PZ	5.00%		01/15/2036	2,626,288
589,940	Federal Home Loan Mortgage Corporation, Series 3187-JZ	5.00%		07/15/2036	667,957
1,552,000	Federal Home Loan Mortgage Corporation, Series 3188-ZK	5.00%		07/15/2036	1,765,730
2,784,423	Federal Home Loan Mortgage Corporation, Series 3203-SE (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.39	% (f)(i)	08/15/2036	482,663
3,475,012	Federal Home Loan Mortgage Corporation, Series 3203-Z	5.00%		07/15/2036	3,968,231
5,506,181	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	6,287,690
3,271,963	Federal Home Loan Mortgage Corporation, Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	6.32	% (f)(i)	01/15/2037	657,264
10,570,986	Federal Home Loan Mortgage Corporation, Series 326-300	3.00%		03/15/2044	10,922,869
3,702,124	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	5.97	% (f)(i)	02/15/2037	528,071
960,807	Federal Home Loan Mortgage Corporation, Series 3315-HZ	6.00%		05/15/2037	1,099,264
2,618,638	Federal Home Loan Mortgage Corporation, Series 3326-GS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.54	% (f)(i)	06/15/2037	471,546
565,309	Federal Home Loan Mortgage Corporation, Series 3351-ZC	5.50%		07/15/2037	656,580
7,036,904	Federal Home Loan Mortgage Corporation, Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94	% (f)(i)	08/15/2037	1,194,398
272,309	Federal Home Loan Mortgage Corporation, Series 3369-Z	6.00%		09/15/2037	312,823
725,665	Federal Home Loan Mortgage Corporation, Series 3405-ZG	5.50%		01/15/2038	820,336
1,073,884	Federal Home Loan Mortgage Corporation, Series 3417-SI (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	6.07	% (f)(i)	02/15/2038	141,178
1,776,034	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.54	% (f)(i)	03/15/2038	229,390
291,644	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.54	% (f)(i)	03/15/2038	36,680
252,633	Federal Home Loan Mortgage Corporation, Series 3451-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	5.92	% (f)(i)	02/15/2037	42,242
420,852	Federal Home Loan Mortgage Corporation, Series 3455-SC (-1 x 1 Month LIBOR USD + 6.06%, 6.06% Cap)	5.95	% (f)(i)	06/15/2038	57,080
163,587	Federal Home Loan Mortgage Corporation, Series 3473-SM (-1 x 1 Month LIBOR USD + 6.07%, 6.07% Cap)	5.96	% (f)(i)	07/15/2038	21,448
2,788,614	Federal Home Loan Mortgage Corporation, Series 3484-SE (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	5.74	% (f)(i)	08/15/2038	415,561
3,623,884	Federal Home Loan Mortgage Corporation, Series 3519-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	5.44	% (f)(i)	02/15/2038	562,829
1,161,007	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.54	%(g)(f)	06/15/2038	1,244,663
78,901	Federal Home Loan Mortgage Corporation, Series 3530-GZ	4.50	% (j)	05/15/2039	78,741
4,066,838	Federal Home Loan Mortgage Corporation, Series 3541-EI (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.64	% (f)(i)	06/15/2039	781,979
423,464	Federal Home Loan Mortgage Corporation, Series 3545-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.04	% (f)(i)	06/15/2039	77,979
176,160	Federal Home Loan Mortgage Corporation, Series 3549-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	5.69	% (f)(i)	07/15/2039	24,691
4,437,356	Federal Home Loan Mortgage Corporation, Series 3577-LS (-1 x 1 Month LIBOR USD + 7.20%, 7.20% Cap)	7.09	% (f)(i)	08/15/2035	818,254
1,150,721	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.89	% (f)(i)	10/15/2049	165,697
25,310,099	Federal Home Loan Mortgage Corporation, Series 358-300	3.00%		10/15/2047	26,510,247
1,385,633	Federal Home Loan Mortgage Corporation, Series 3583-GB	4.50%		10/15/2039	1,524,951
2,860,584	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.24	% (f)(i)	03/15/2032	439,320
3,923,466	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	4,522,889
5,526,206	Federal Home Loan Mortgage Corporation, Series 3641-Z	5.50%		02/15/2036	6,373,897
5,390,380	Federal Home Loan Mortgage Corporation, Series 3654-ZB	5.50%		11/15/2037	6,116,625
12,562,674	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	14,382,395
723,182	Federal Home Loan Mortgage Corporation, Series 3667-SB (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.34	% (f)(i)	05/15/2040	119,680
4,961,708	Federal Home Loan Mortgage Corporation, Series 3702-SG (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94	% (f)(i)	08/15/2032	684,971
1,457,423	Federal Home Loan Mortgage Corporation, Series 3704-EI	5.00	% (f)	12/15/2036	332,870
2,272,548	Federal Home Loan Mortgage Corporation, Series 3712-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	24.42	% (i)	08/15/2040	3,176,663
3,098,944	Federal Home Loan Mortgage Corporation, Series 3724-CM	5.50%		06/15/2037	3,518,661
10,372,812	Federal Home Loan Mortgage Corporation, Series 3726-SA (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94	% (f)(i)	09/15/2040	1,812,567
1,218,075	Federal Home Loan Mortgage Corporation, Series 3741-SC (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	9.79	% (i)	10/15/2040	1,271,130
9,736,580	Federal Home Loan Mortgage Corporation, Series 3752-BS (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	9.77	% (i)	11/15/2040	10,479,183
20,012,196	Federal Home Loan Mortgage Corporation, Series 3768-ZX	5.00	% (j)	12/15/2040	22,833,111
3,333,735	Federal Home Loan Mortgage Corporation, Series 3771-AL	4.00%		12/15/2030	3,621,812
9,636,816	Federal Home Loan Mortgage Corporation, Series 3779-BY	3.50%		12/15/2030	10,416,857
21,467,783	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50%		12/15/2040	23,323,702
10,442,297	Federal Home Loan Mortgage Corporation, Series 3779-LB	4.00%		12/15/2030	11,466,515
2,607,293	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	2,825,153
8,918,099	Federal Home Loan Mortgage Corporation, Series 3783-AC	4.00%		01/15/2031	9,838,575
6,096,041	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	9.29	% (i)	01/15/2041	6,148,284
7,633,602	Federal Home Loan Mortgage Corporation, Series 3788-AY	3.50%		01/15/2031	8,261,502
1,535,433	Federal Home Loan Mortgage Corporation, Series 3790-Z	4.00%		01/15/2041	1,673,943
99,506	Federal Home Loan Mortgage Corporation, Series 3798-SD (-2 x 1 Month LIBOR USD + 9.60%, 9.60% Cap)	9.39	% (i)	12/15/2040	95,746
24,429,801	Federal Home Loan Mortgage Corporation, Series 3800-VZ	4.50	% (j)	02/15/2041	27,164,732
2,268,027	Federal Home Loan Mortgage Corporation, Series 3803-ZM	4.00%		02/15/2041	2,465,739
27,103,703	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	31,280,671
10,664,287	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	11,483,312
8,923,221	Federal Home Loan Mortgage Corporation, Series 3812-EY	3.50%		02/15/2031	9,652,632
3,671,407	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	4,137,281
3,640,708	Federal Home Loan Mortgage Corporation, Series 3819-MS (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	6.36	% (f)(i)	06/15/2040	317,621
5,984,251	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	6,916,906
20,941,664	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	22,681,636
3,350,433	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	12.88	% (i)	02/15/2041	4,542,363
7,499,955	Federal Home Loan Mortgage Corporation, Series 3829-VZ	4.00%		03/15/2041	8,098,730
8,200,877	Federal Home Loan Mortgage Corporation, Series 3843-PZ	5.00	% (j)	04/15/2041	9,555,326
17,285,103	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	19,665,614
6,415,881	Federal Home Loan Mortgage Corporation, Series 3870-PB	4.50%		06/15/2041	7,079,331
28,699,300	Federal Home Loan Mortgage Corporation, Series 3871-LZ	5.50%		06/15/2041	33,298,934
8,921,955	Federal Home Loan Mortgage Corporation, Series 3872-BA	4.00%		06/15/2041	9,601,819
6,066,813	Federal Home Loan Mortgage Corporation, Series 3877-EY	4.50%		06/15/2041	6,455,145
2,464,881	Federal Home Loan Mortgage Corporation, Series 3877-GY	4.50%		06/15/2041	2,595,287
12,770,650	Federal Home Loan Mortgage Corporation, Series 3877-ZU	4.50%		06/15/2041	13,446,056
24,699,306	Federal Home Loan Mortgage Corporation, Series 3888-ZU	4.50	% (j)	06/15/2041	27,601,192
3,818,945	Federal Home Loan Mortgage Corporation, Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	5.86	% (f)(i)	07/15/2041	593,196
17,536,898	Federal Home Loan Mortgage Corporation, Series 3901-VZ	4.00%		07/15/2041	18,961,701
25,236,710	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%		08/15/2041	28,879,859
3,905,710	Federal Home Loan Mortgage Corporation, Series 3910-ZE	5.00%		10/15/2034	4,444,544
5,290,150	Federal Home Loan Mortgage Corporation, Series 3919-KL	4.50%		09/15/2041	5,613,337
21,477,912	Federal Home Loan Mortgage Corporation, Series 3919-ZJ	4.00%		09/15/2041	23,823,678
1,626,407	Federal Home Loan Mortgage Corporation, Series 3942-JZ	4.00%		10/15/2041	1,739,804
6,041,440	Federal Home Loan Mortgage Corporation, Series 3944-AZ	4.00%		10/15/2041	6,583,968
2,966,324	Federal Home Loan Mortgage Corporation, Series 3946-SM (-3 x 1 Month LIBOR USD + 14.70%, 14.70% Cap)	14.38	% (i)	10/15/2041	3,957,594
17,650,828	Federal Home Loan Mortgage Corporation, Series 3969-AB	4.00%		10/15/2033	19,176,406
4,708,668	Federal Home Loan Mortgage Corporation, Series 3982-AZ	3.50%		01/15/2042	5,116,791
69,217,761	Federal Home Loan Mortgage Corporation, Series 3990-ZA	3.50	% (j)	01/15/2042	74,620,041
5,735,378	Federal Home Loan Mortgage Corporation, Series 3999-EZ	4.00%		02/15/2042	6,208,289
38,255,129	Federal Home Loan Mortgage Corporation, Series 3999-ZB	4.00%		02/15/2042	41,401,361
34,226,485	Federal Home Loan Mortgage Corporation, Series 4016-KZ	4.00	% (j)	03/15/2042	38,341,302
3,791,350	Federal Home Loan Mortgage Corporation, Series 4050-BC	2.00%		05/15/2041	3,838,734
2,721,468	Federal Home Loan Mortgage Corporation, Series 4050-ND	2.50%		09/15/2041	2,779,931
85,094,510	Federal Home Loan Mortgage Corporation, Series 4057-ZA	4.00	% (j)	06/15/2042	94,983,649
84,783,534	Federal Home Loan Mortgage Corporation, Series 4084-TZ	4.00	% (j)	07/15/2042	94,523,856
1,241,104	Federal Home Loan Mortgage Corporation, Series 4097-TG	2.00%		05/15/2039	1,247,014
46,495,773	Federal Home Loan Mortgage Corporation, Series 4097-ZA	3.50	% (j)	08/15/2042	50,426,637
71,798,333	Federal Home Loan Mortgage Corporation, Series 4109-GE	4.50%		10/15/2041	78,934,836
24,485,690	Federal Home Loan Mortgage Corporation, Series 4116-AP	1.35%		08/15/2042	24,621,037
4,278,996	Federal Home Loan Mortgage Corporation, Series 4121-AV	3.00%		12/15/2035	4,561,686
26,029,922	Federal Home Loan Mortgage Corporation, Series 4160-HP	2.50%		01/15/2033	27,349,165
25,954,891	Federal Home Loan Mortgage Corporation, Series 4162-ZJ	3.00%		02/15/2033	27,645,079
3,677,761	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00%		02/15/2043	3,762,083
47,686,728	Federal Home Loan Mortgage Corporation, Series 4174-Z	3.50	% (j)	03/15/2043	51,614,274
121,537,712	Federal Home Loan Mortgage Corporation, Series 4179-AZ	4.00	% (j)	01/15/2041	133,016,074
24,900,138	Federal Home Loan Mortgage Corporation, Series 4183-ZB	3.00%		03/15/2043	24,404,862
9,341,845	Federal Home Loan Mortgage Corporation, Series 4186-ZJ	3.00%		03/15/2033	9,777,179
13,000,000	Federal Home Loan Mortgage Corporation, Series 4189-ML	3.00%		04/15/2038	13,756,085
76,919,262	Federal Home Loan Mortgage Corporation, Series 4212-US (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.26	% (i)	06/15/2043	75,913,412
36,485,196	Federal Home Loan Mortgage Corporation, Series 4223-US (-1 x 1 Month LIBOR USD + 5.43%, 5.43% Cap)	5.29	% (i)	07/15/2043	36,585,399
27,163,902	Federal Home Loan Mortgage Corporation, Series 4223-ZV	4.00	% (j)	07/15/2043	30,266,780
11,450,385	Federal Home Loan Mortgage Corporation, Series 4229-TZ	3.00%		06/15/2043	11,655,697
33,954,878	Federal Home Loan Mortgage Corporation, Series 4229-ZA	4.00	% (j)	07/15/2043	37,824,532
13,030,880	Federal Home Loan Mortgage Corporation, Series 4249-CS (-1 x 1 Month LIBOR USD + 4.65%, 4.65% Cap)	4.56%		09/15/2043	12,377,896
23,897,129	Federal Home Loan Mortgage Corporation, Series 4250-BZ	3.00	% (j)	09/15/2033	25,623,883
18,745,104	Federal Home Loan Mortgage Corporation, Series 4267-BZ	4.00%		10/15/2040	20,451,990
23,609,934	Federal Home Loan Mortgage Corporation, Series 4283-ZL	3.00	% (j)	08/15/2033	25,425,439
2,313,117	Federal Home Loan Mortgage Corporation, Series 4323-GA	3.00%		06/15/2040	2,317,232
20,950,022	Federal Home Loan Mortgage Corporation, Series 4355-ZX	4.00	% (j)	05/15/2044	23,457,220
6,885,801	Federal Home Loan Mortgage Corporation, Series 4360-KA	3.00%		05/15/2040	6,959,922
7,642,475	Federal Home Loan Mortgage Corporation, Series 4375-CG	3.00%		04/15/2039	7,698,005
16,443,713	Federal Home Loan Mortgage Corporation, Series 4376-GZ	3.00	% (j)	08/15/2044	17,247,515
52,278,540	Federal Home Loan Mortgage Corporation, Series 4377-LZ	3.00	% (j)	08/15/2044	54,811,858
28,474,136	Federal Home Loan Mortgage Corporation, Series 4377-UZ	3.00%		08/15/2044	28,986,724
2,862,301	Federal Home Loan Mortgage Corporation, Series 4379-KA	3.00%		08/15/2044	3,053,413
6,937,034	Federal Home Loan Mortgage Corporation, Series 4384-A	3.00%		12/15/2040	7,049,279
28,576,317	Federal Home Loan Mortgage Corporation, Series 4384-ZY	3.00	% (j)	09/15/2044	30,010,420
55,078,842	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	55,935,329
144,829,821	Federal Home Loan Mortgage Corporation, Series 4390-NZ	3.00	% (j)	09/15/2044	151,814,674
13,061,816	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	13,254,086
28,165,477	Federal Home Loan Mortgage Corporation, Series 4408-PB	3.00%		04/15/2044	29,140,161
38,300,975	Federal Home Loan Mortgage Corporation, Series 4427-CE	3.00%		02/15/2034	40,269,646
28,263,641	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	29,891,022
15,352,355	Federal Home Loan Mortgage Corporation, Series 4427-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.49	% (f)(i)	07/15/2044	1,711,740
18,985,241	Federal Home Loan Mortgage Corporation, Series 4429-HA	3.00%		04/15/2034	19,513,870
27,598,639	Federal Home Loan Mortgage Corporation, Series 4434-LZ	3.00	% (j)	02/15/2045	29,083,443
3,993,442	Federal Home Loan Mortgage Corporation, Series 4438-B	3.00%		10/15/2043	4,121,655
10,319,491	Federal Home Loan Mortgage Corporation, Series 4441-VZ	3.00	% (j)	02/15/2045	10,888,541
17,108,123	Federal Home Loan Mortgage Corporation, Series 4444-CH	3.00%		01/15/2041	17,405,278
29,998,521	Federal Home Loan Mortgage Corporation, Series 4444-CZ	3.00	% (j)	02/15/2045	31,467,519
14,170,897	Federal Home Loan Mortgage Corporation, Series 4447-A	3.00%		06/15/2041	14,399,771
29,227,063	Federal Home Loan Mortgage Corporation, Series 4447-YZ	4.00	% (j)	08/15/2043	32,456,367
8,977,114	Federal Home Loan Mortgage Corporation, Series 4450-JZ	3.00	% (j)	03/15/2045	9,249,373
9,207,847	Federal Home Loan Mortgage Corporation, Series 4462-ZA	3.00	% (j)	04/15/2045	9,685,588
53,728,360	Federal Home Loan Mortgage Corporation, Series 4463-ZC	3.00	% (j)	04/15/2045	56,484,099
29,849,089	Federal Home Loan Mortgage Corporation, Series 4467-ZA	3.00	% (j)	04/15/2045	31,248,498
52,225,751	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	53,849,042
45,413,187	Federal Home Loan Mortgage Corporation, Series 4471-BC	3.00%		12/15/2041	46,864,870
69,407,655	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	72,808,602
20,490,910	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	21,001,703
105,744,273	Federal Home Loan Mortgage Corporation, Series 4483-CA	3.00%		06/15/2044	110,918,689
53,009,723	Federal Home Loan Mortgage Corporation, Series 4483-PA	2.50%		06/15/2045	55,251,387
9,752,135	Federal Home Loan Mortgage Corporation, Series 4492-GZ	3.50	% (j)	07/15/2045	10,123,669
9,807,702	Federal Home Loan Mortgage Corporation, Series 4498-PD	2.50%		08/15/2042	9,990,619
10,963,017	Federal Home Loan Mortgage Corporation, Series 4499-AB	3.00%		06/15/2042	11,230,901
23,215,818	Federal Home Loan Mortgage Corporation, Series 4504-CA	3.00%		04/15/2044	24,300,215
71,999,371	Federal Home Loan Mortgage Corporation, Series 4527-CA	3.00%		02/15/2044	75,191,838
33,510,414	Federal Home Loan Mortgage Corporation, Series 4527-GA	3.00%		02/15/2044	35,296,894
73,560,799	Federal Home Loan Mortgage Corporation, Series 4533-AB	3.00%		06/15/2044	75,426,272
67,872,870	Federal Home Loan Mortgage Corporation, Series 4543-HG	2.70%		04/15/2044	71,107,949
104,424,914	Federal Home Loan Mortgage Corporation, Series 4573-CA	3.00%		11/15/2044	107,344,613
24,847,049	Federal Home Loan Mortgage Corporation, Series 4573-DA	3.00%		03/15/2045	25,570,814
72,009,259	Federal Home Loan Mortgage Corporation, Series 4582-HA	3.00%		09/15/2045	75,896,455
28,453,112	Federal Home Loan Mortgage Corporation, Series 4588-DA	3.00%		02/15/2044	29,479,239
25,465,179	Federal Home Loan Mortgage Corporation, Series 4629-KA	3.00%		03/15/2045	26,041,364
3,671,482	Federal Home Loan Mortgage Corporation, Series 4738-LA	3.00%		11/15/2043	3,681,929
17,800,243	Federal Home Loan Mortgage Corporation, Series 4744-KA	3.00%		08/15/2046	18,534,917
23,433,306	Federal Home Loan Mortgage Corporation, Series 4750-PA	3.00%		07/15/2046	24,251,252
36,149,319	Federal Home Loan Mortgage Corporation, Series 4752-PL	3.00%		09/15/2046	37,685,821
5,537,215	Federal Home Loan Mortgage Corporation, Series 4763-QA	3.00%		06/15/2043	5,555,017
15,286,182	Federal Home Loan Mortgage Corporation, Series 4766-JA	3.00%		07/15/2044	15,511,484
3,382,110	Federal Home Loan Mortgage Corporation, Series 4778-NA	4.50%		06/15/2044	3,399,732
11,288,258	Federal Home Loan Mortgage Corporation, Series 4791-IO	3.00	% (f)	05/15/2048	1,282,596
85,175,114	Federal Home Loan Mortgage Corporation, Series 4791-JT	3.00%		05/15/2048	89,128,568
10,033,390	Federal Home Loan Mortgage Corporation, Series 4791-LI	3.00	% (f)	05/15/2048	597,187
10,033,390	Federal Home Loan Mortgage Corporation, Series 4791-LO	0.00	% (g)	05/15/2048	8,682,220
36,413,736	Federal Home Loan Mortgage Corporation, Series 4791-PO	0.00	% (g)	05/15/2048	31,315,383
32,023,138	Federal Home Loan Mortgage Corporation, Series 4792-A	3.00%		05/15/2048	33,490,489
18,120,403	Federal Home Loan Mortgage Corporation, Series 4793-C	3.00%		06/15/2048	19,052,886
17,478,201	Federal Home Loan Mortgage Corporation, Series 4795-AO	0.00	% (g)	05/15/2048	15,844,248
28,723,469	Federal Home Loan Mortgage Corporation, Series 4800-MZ	4.00	% (j)	06/15/2048	30,865,378
14,501,863	Federal Home Loan Mortgage Corporation, Series 4801-OG	0.00	% (g)	06/15/2048	12,495,745
4,163,600	Federal Home Loan Mortgage Corporation, Series 4868-Z	4.00	% (j)	03/15/2049	4,471,041
20,424,005	Federal Home Loan Mortgage Corporation, Series 4901-BD	3.00%		07/25/2049	21,686,441
48,003,883	Federal Home Loan Mortgage Corporation, Series 4924-ST (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.89	% (f)(i)	08/25/2048	9,431,145
18,215,657	Federal Home Loan Mortgage Corporation, Series -5004-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.04	% (f)(i)	07/25/2050	4,334,966
33,303,756	Federal Home Loan Mortgage Corporation, Series -5092-GT	1.25%		12/25/2038	33,413,034
95,000,000	Federal Home Loan Mortgage Corporation, Series K-1517-A2	1.72%		07/25/2035	88,604,021
39,601,883	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	45,784,699
800,000,000	Federal National Mortgage Association, TBA	2.00	% (m)	05/15/2050	797,093,760
150,000,000	Federal National Mortgage Association, TBA	1.50	% (m)	09/25/2050	144,673,830
505,000,000	Federal National Mortgage Association, TBA	2.50	% (m)	05/15/2051	517,171,293
5,706,069	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	6,581,210
4,278,211	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	4,972,068
6,928,157	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	8,047,069
4,743,083	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	5,509,868
1,917,005	Federal National Mortgage Association Pass-Thru, Pool 735667	5.00%		07/01/2035	2,220,120
1,591,960	Federal National Mortgage Association Pass-Thru, Pool 735893	5.00%		10/01/2035	1,852,203
3,875,908	Federal National Mortgage Association Pass-Thru, Pool 745275	5.00%		02/01/2036	4,512,417
160,912	Federal National Mortgage Association Pass-Thru, Pool 888695	5.00%		08/01/2037	187,025
951,703	Federal National Mortgage Association Pass-Thru, Pool 888968	5.00%		08/01/2035	1,106,198
7,749,111	Federal National Mortgage Association Pass-Thru, Pool 890549	4.00%		11/01/2043	8,583,859
8,895,726	Federal National Mortgage Association Pass-Thru, Pool 890565	3.00%		11/01/2043	9,455,001
552,709	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	608,163
125,966	Federal National Mortgage Association Pass-Thru, Pool 975116	5.00%		05/01/2038	146,692
1,085,448	Federal National Mortgage Association Pass-Thru, Pool 986864	6.50%		08/01/2038	1,308,769
717,546	Federal National Mortgage Association Pass-Thru, Pool 987316	6.50%		09/01/2038	854,758
7,638,247	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	8,857,460
12,671,913	Federal National Mortgage Association Pass-Thru, Pool 995849	5.00%		08/01/2036	14,723,887
10,863,518	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	11,764,524
179,283	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	192,048
865,968	Federal National Mortgage Association Pass-Thru, Pool AB3713	4.00%		10/01/2031	937,240
5,472,407	Federal National Mortgage Association Pass-Thru, Pool AB3796	3.50%		11/01/2031	5,916,421
1,330,855	Federal National Mortgage Association Pass-Thru, Pool AB3850	4.00%		11/01/2041	1,405,205
3,286,973	Federal National Mortgage Association Pass-Thru, Pool AB3923	4.00%		11/01/2041	3,479,469
19,908,348	Federal National Mortgage Association Pass-Thru, Pool AB4167	3.50%		01/01/2032	21,551,772
18,079,814	Federal National Mortgage Association Pass-Thru, Pool AB4261	3.50%		01/01/2032	19,344,411
2,863,100	Federal National Mortgage Association Pass-Thru, Pool AB5084	3.50%		05/01/2032	3,043,677
6,272,746	Federal National Mortgage Association Pass-Thru, Pool AB5156	3.50%		05/01/2032	6,693,550
10,660,165	Federal National Mortgage Association Pass-Thru, Pool AB5212	3.50%		05/01/2032	11,378,846
5,501,208	Federal National Mortgage Association Pass-Thru, Pool AB5243	4.00%		05/01/2042	5,826,036
16,446,454	Federal National Mortgage Association Pass-Thru, Pool AB5911	3.00%		08/01/2032	17,336,579
5,263,365	Federal National Mortgage Association Pass-Thru, Pool AB6280	3.00%		09/01/2042	5,591,461
7,126,637	Federal National Mortgage Association Pass-Thru, Pool AB6349	3.00%		10/01/2032	7,515,204
20,913,276	Federal National Mortgage Association Pass-Thru, Pool AB6750	3.00%		10/01/2032	22,044,938
10,028,535	Federal National Mortgage Association Pass-Thru, Pool AB6751	3.00%		10/01/2032	10,534,416
57,000,550	Federal National Mortgage Association Pass-Thru, Pool AB6854	3.00%		11/01/2042	60,320,100
42,619,206	Federal National Mortgage Association Pass-Thru, Pool AB7077	3.00%		11/01/2042	45,099,825
34,314,189	Federal National Mortgage Association Pass-Thru, Pool AB7344	3.00%		12/01/2032	36,173,634
18,643,122	Federal National Mortgage Association Pass-Thru, Pool AB7776	3.00%		02/01/2043	19,785,331
22,734,965	Federal National Mortgage Association Pass-Thru, Pool AB7877	3.00%		02/01/2043	24,264,721
9,527,627	Federal National Mortgage Association Pass-Thru, Pool AB8418	3.00%		02/01/2033	10,050,147
13,299,662	Federal National Mortgage Association Pass-Thru, Pool AB8520	3.00%		02/01/2033	14,028,768
17,103,071	Federal National Mortgage Association Pass-Thru, Pool AB8703	3.00%		03/01/2038	17,990,756
7,478,097	Federal National Mortgage Association Pass-Thru, Pool AB8858	3.00%		04/01/2033	7,886,077
14,314,137	Federal National Mortgage Association Pass-Thru, Pool AB9020	3.00%		04/01/2038	15,054,074
12,073,894	Federal National Mortgage Association Pass-Thru, Pool AB9197	3.00%		05/01/2033	12,735,897
37,400,453	Federal National Mortgage Association Pass-Thru, Pool AB9406	3.00%		05/01/2033	39,451,263
6,663,582	Federal National Mortgage Association Pass-Thru, Pool AB9409	3.00%		05/01/2033	7,027,021
452,918	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	493,685
560,314	Federal National Mortgage Association Pass-Thru, Pool AD6438	5.00%		06/01/2040	646,558
411,680	Federal National Mortgage Association Pass-Thru, Pool AD7859	5.00%		06/01/2040	476,428
4,732,153	Federal National Mortgage Association Pass-Thru, Pool AH0607	4.00%		12/01/2040	5,241,425
467,115	Federal National Mortgage Association Pass-Thru, Pool AH1140	4.50%		12/01/2040	503,196
3,544,188	Federal National Mortgage Association Pass-Thru, Pool AH4437	4.00%		01/01/2041	3,741,317
1,326,658	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	1,435,977
3,315,531	Federal National Mortgage Association Pass-Thru, Pool AH9323	4.00%		04/01/2026	3,538,282
523,863	Federal National Mortgage Association Pass-Thru, Pool AI9831	4.00%		09/01/2041	552,657
859,010	Federal National Mortgage Association Pass-Thru, Pool AJ1265	4.00%		09/01/2041	931,801
820,332	Federal National Mortgage Association Pass-Thru, Pool AJ1399	4.00%		09/01/2041	866,256
2,266,011	Federal National Mortgage Association Pass-Thru, Pool AJ1467	4.00%		10/01/2041	2,395,817
2,251,396	Federal National Mortgage Association Pass-Thru, Pool AJ3392	4.00%		10/01/2041	2,379,566
1,180,128	Federal National Mortgage Association Pass-Thru, Pool AJ3854	4.00%		10/01/2041	1,249,357
11,049,615	Federal National Mortgage Association Pass-Thru, Pool AJ4118	4.00%		11/01/2041	11,698,761
1,992,182	Federal National Mortgage Association Pass-Thru, Pool AJ4131	4.00%		10/01/2041	2,102,887
1,133,712	Federal National Mortgage Association Pass-Thru, Pool AJ5172	4.00%		11/01/2041	1,199,766
14,476,114	Federal National Mortgage Association Pass-Thru, Pool AJ5322	4.00%		11/01/2041	15,932,618
6,526,901	Federal National Mortgage Association Pass-Thru, Pool AJ7677	3.50%		12/01/2041	6,816,811
1,657,621	Federal National Mortgage Association Pass-Thru, Pool AJ8334	4.00%		12/01/2041	1,754,974
17,433,605	Federal National Mortgage Association Pass-Thru, Pool AK0713	3.50%		01/01/2032	18,608,507
3,063,570	Federal National Mortgage Association Pass-Thru, Pool AK4039	4.00%		02/01/2042	3,234,111
3,682,555	Federal National Mortgage Association Pass-Thru, Pool AK4763	4.00%		02/01/2042	3,892,561
3,049,391	Federal National Mortgage Association Pass-Thru, Pool AK9438	4.00%		03/01/2042	3,221,450
3,592,996	Federal National Mortgage Association Pass-Thru, Pool AK9439	4.00%		03/01/2042	3,795,967
568,173	Federal National Mortgage Association Pass-Thru, Pool AK9446	4.50%		03/01/2042	625,396
80,161,618	Federal National Mortgage Association Pass-Thru, Pool AL3699	3.00%		06/01/2043	85,549,852
40,208,363	Federal National Mortgage Association Pass-Thru, Pool AL3883	3.00%		07/01/2043	42,909,521
1,501,988	Federal National Mortgage Association Pass-Thru, Pool AL4292	4.50%		04/01/2026	1,594,032
6,786,398	Federal National Mortgage Association Pass-Thru, Pool AL4312	4.00%		10/01/2043	7,517,568
15,382,293	Federal National Mortgage Association Pass-Thru, Pool AL6075	3.50%		09/01/2053	16,027,803
23,780,168	Federal National Mortgage Association Pass-Thru, Pool AL6076	3.00%		06/01/2053	24,409,068
43,156,769	Federal National Mortgage Association Pass-Thru, Pool AL6141	4.00%		04/01/2042	47,494,613
36,925,632	Federal National Mortgage Association Pass-Thru, Pool AL6325	3.00%		10/01/2044	39,240,101
13,735,880	Federal National Mortgage Association Pass-Thru, Pool AL6486	4.50%		02/01/2045	15,336,701
39,277,804	Federal National Mortgage Association Pass-Thru, Pool AL6538	4.50%		06/01/2044	44,074,890
36,009,494	Federal National Mortgage Association Pass-Thru, Pool AL8304	3.50%		03/01/2046	38,767,724
13,009,579	Federal National Mortgage Association Pass-Thru, Pool AO2980	4.00%		05/01/2042	13,744,148
23,487,887	Federal National Mortgage Association Pass-Thru, Pool AP4787	3.50%		09/01/2042	24,530,890
26,892,798	Federal National Mortgage Association Pass-Thru, Pool AP4789	3.50%		09/01/2042	28,085,608
8,887,336	Federal National Mortgage Association Pass-Thru, Pool AQ5541	3.00%		12/01/2042	9,403,440
11,051,458	Federal National Mortgage Association Pass-Thru, Pool AR9856	3.00%		04/01/2043	11,706,498
13,281,938	Federal National Mortgage Association Pass-Thru, Pool AS1927	4.50%		03/01/2044	14,868,784
12,565,016	Federal National Mortgage Association Pass-Thru, Pool AS2038	4.50%		03/01/2044	14,146,038
8,753,788	Federal National Mortgage Association Pass-Thru, Pool AS2517	4.50%		05/01/2044	9,686,918
4,229,546	Federal National Mortgage Association Pass-Thru, Pool AS2551	4.50%		06/01/2044	4,721,702
3,936,099	Federal National Mortgage Association Pass-Thru, Pool AS2765	4.50%		07/01/2044	4,352,894
18,561,091	Federal National Mortgage Association Pass-Thru, Pool AS3201	3.00%		08/01/2034	19,574,231
8,956,452	Federal National Mortgage Association Pass-Thru, Pool AS3456	3.00%		10/01/2034	9,439,710
14,492,047	Federal National Mortgage Association Pass-Thru, Pool AS3666	3.00%		10/01/2034	15,275,095
57,911,228	Federal National Mortgage Association Pass-Thru, Pool AS3961	3.00%		12/01/2044	60,754,458
20,150,365	Federal National Mortgage Association Pass-Thru, Pool AS4154	3.00%		12/01/2044	21,228,414
13,746,179	Federal National Mortgage Association Pass-Thru, Pool AS4212	3.00%		01/01/2035	14,487,786
18,538,741	Federal National Mortgage Association Pass-Thru, Pool AS4281	3.00%		01/01/2035	19,432,135
16,941,651	Federal National Mortgage Association Pass-Thru, Pool AS4345	3.50%		01/01/2045	18,268,245
18,076,447	Federal National Mortgage Association Pass-Thru, Pool AS4360	3.00%		01/01/2035	19,061,577
121,865,721	Federal National Mortgage Association Pass-Thru, Pool AS4625	3.00%		03/01/2045	127,847,711
50,015,774	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	52,472,293
21,505,464	Federal National Mortgage Association Pass-Thru, Pool AS4779	3.00%		04/01/2035	22,665,658
17,555,026	Federal National Mortgage Association Pass-Thru, Pool AS4780	3.00%		04/01/2035	18,502,106
21,681,665	Federal National Mortgage Association Pass-Thru, Pool AS4840	3.00%		04/01/2035	22,728,117
13,390,190	Federal National Mortgage Association Pass-Thru, Pool AS4881	3.00%		05/01/2035	14,113,050
14,535,683	Federal National Mortgage Association Pass-Thru, Pool AS4882	3.00%		05/01/2035	15,319,729
25,170,930	Federal National Mortgage Association Pass-Thru, Pool AX9696	3.00%		07/01/2045	25,922,195
29,418,366	Federal National Mortgage Association Pass-Thru, Pool AY3974	3.00%		03/01/2045	30,863,150
7,867,679	Federal National Mortgage Association Pass-Thru, Pool AY4295	3.00%		02/01/2045	8,101,987
1,820,141	Federal National Mortgage Association Pass-Thru, Pool AY4296	3.00%		01/01/2045	1,874,292
5,951,815	Federal National Mortgage Association Pass-Thru, Pool AY5471	3.00%		03/01/2045	6,129,105
14,229,485	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	15,359,125
27,812,203	Federal National Mortgage Association Pass-Thru, Pool BC9003	3.00%		11/01/2046	29,408,985
1,308,081	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	1,436,259
5,070,179	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	5,567,228
1,088,482	Federal National Mortgage Association Pass-Thru, Pool MA0406	4.50%		05/01/2030	1,195,212
83,628	Federal National Mortgage Association Pass-Thru, Pool MA0445	5.00%		06/01/2040	91,006
147,259	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	160,222
1,557,525	Federal National Mortgage Association Pass-Thru, Pool MA0534	4.00%		10/01/2030	1,686,551
348,197	Federal National Mortgage Association Pass-Thru, Pool MA0587	4.00%		12/01/2030	377,061
8,724,800	Federal National Mortgage Association Pass-Thru, Pool MA0616	4.00%		01/01/2031	9,448,088
2,541,017	Federal National Mortgage Association Pass-Thru, Pool MA0896	4.00%		11/01/2041	2,682,850
65,457,678	Federal National Mortgage Association Pass-Thru, Pool MA0919	3.50%		12/01/2031	70,035,491
27,491,601	Federal National Mortgage Association Pass-Thru, Pool MA0949	3.50%		01/01/2032	29,414,269
33,363,480	Federal National Mortgage Association Pass-Thru, Pool MA0976	3.50%		02/01/2032	35,701,738
16,608,443	Federal National Mortgage Association Pass-Thru, Pool MA1010	3.50%		03/01/2032	17,889,297
4,001,672	Federal National Mortgage Association Pass-Thru, Pool MA1039	3.50%		04/01/2042	4,184,226
22,525,271	Federal National Mortgage Association Pass-Thru, Pool MA1059	3.50%		05/01/2032	24,104,271
2,344,928	Federal National Mortgage Association Pass-Thru, Pool MA1068	3.50%		05/01/2042	2,448,982
47,953,121	Federal National Mortgage Association Pass-Thru, Pool MA1084	3.50%		06/01/2032	51,490,789
5,944,994	Federal National Mortgage Association Pass-Thru, Pool MA1093	3.50%		06/01/2042	6,214,663
4,293,927	Federal National Mortgage Association Pass-Thru, Pool MA1094	4.00%		06/01/2042	4,535,785
29,923,582	Federal National Mortgage Association Pass-Thru, Pool MA1107	3.50%		07/01/2032	32,021,651
59,365,450	Federal National Mortgage Association Pass-Thru, Pool MA1117	3.50%		07/01/2042	62,060,937
65,000,730	Federal National Mortgage Association Pass-Thru, Pool MA1136	3.50%		08/01/2042	67,909,387
20,208,045	Federal National Mortgage Association Pass-Thru, Pool MA1138	3.50%		08/01/2032	21,847,477
16,266,945	Federal National Mortgage Association Pass-Thru, Pool MA1179	3.50%		09/01/2042	16,995,391
3,889,839	Federal National Mortgage Association Pass-Thru, Pool MA1201	3.50%		10/01/2032	4,205,455
32,740,504	Federal National Mortgage Association Pass-Thru, Pool MA1209	3.50%		10/01/2042	34,207,366
25,715,097	Federal National Mortgage Association Pass-Thru, Pool MA1237	3.00%		11/01/2032	26,936,321
2,733,392	Federal National Mortgage Association Pass-Thru, Pool MA1242	3.50%		11/01/2042	2,860,002
14,480,817	Federal National Mortgage Association Pass-Thru, Pool MA1338	3.00%		02/01/2033	15,274,825
57,201,963	Federal National Mortgage Association Pass-Thru, Pool MA1366	3.00%		03/01/2033	59,884,400
35,367,718	Federal National Mortgage Association Pass-Thru, Pool MA1401	3.00%		04/01/2033	37,307,434
61,307,010	Federal National Mortgage Association Pass-Thru, Pool MA1459	3.00%		06/01/2033	64,443,165
7,795,216	Federal National Mortgage Association Pass-Thru, Pool MA1490	3.00%		07/01/2033	8,222,825
39,896,877	Federal National Mortgage Association Pass-Thru, Pool MA2018	3.50%		09/01/2034	43,118,865
10,743,198	Federal National Mortgage Association Pass-Thru, Pool MA2114	3.50%		12/01/2044	11,218,330
8,289,831	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	8,656,388
23,462,192	Federal National Mortgage Association Pass-Thru, Pool MA2164	3.50%		02/01/2035	25,199,690
26,688,463	Federal National Mortgage Association Pass-Thru, Pool MA2166	3.50%		02/01/2045	27,867,512
25,551,612	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	26,311,653
33,094,034	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	34,079,281
41,157,336	Federal National Mortgage Association Pass-Thru, Pool MA2650	3.50%		06/01/2046	42,931,471
23,580,021	Federal National Mortgage Association Pass-Thru, Pool MA2833	3.00%		12/01/2046	24,934,449
4,318,461	Federal National Mortgage Association Pass-Thru, Pool MA3894	4.00%		09/01/2031	4,725,922
181,242,535	Federal National Mortgage Association Pool CA8933	2.00%		02/01/2051	181,362,763
86,645,098	Federal National Mortgage Association Pool CA9223	2.00%		02/01/2051	86,705,795
42,851,631	Federal National Mortgage Association Pool CA9417	1.50%		03/01/2036	43,201,850
76,179,505	Federal National Mortgage Association Pool FM4245	2.50%		09/01/2050	78,269,673
37,825,085	Federal National Mortgage Association Pool FM4347	2.50%		09/01/2050	38,862,907
31,481,878	Federal National Mortgage Association Pool FM4870	2.00%		11/01/2050	31,473,560
24,124,022	Federal National Mortgage Association Pool FM5021	2.00%		11/01/2050	24,194,241
44,447,474	Federal National Mortgage Association Pool FM5150	2.00%		12/01/2050	44,476,914
29,246,040	Federal National Mortgage Association Pool FM5151	2.00%		12/01/2050	29,238,312
11,161,515	Federal National Mortgage Association Pool FM6277	1.50%		02/01/2036	11,256,874
18,524,444	Federal National Mortgage Association Pool FM6278	1.50%		02/01/2036	18,659,718
428,013,509	Federal National Mortgage Association Pool MA4237	2.00%		01/01/2051	427,640,260
210,487,829	Federal National Mortgage Association Pool MA4281	2.00%		03/01/2051	210,302,650
59,000,000	Federal National Mortgage Association Pool MA4340	2.00%		04/01/2051	58,196,666
16,500,000	Federal National Mortgage Association, Pool 387898	3.71%		08/01/2030	18,669,361
17,716,472	Federal National Mortgage Association, Pool AL9220	3.00%		06/01/2045	18,751,596
33,127,183	Federal National Mortgage Association, Pool AL9445	3.00%		07/01/2031	35,330,199
26,451,961	Federal National Mortgage Association, Pool AM8510	3.15%		05/01/2035	27,475,076
30,390,585	Federal National Mortgage Association, Pool AM8950	3.14%		06/01/2040	31,973,139
7,837,971	Federal National Mortgage Association, Pool AN0091	3.46%		10/01/2030	8,491,123
14,371,249	Federal National Mortgage Association, Pool AN1210	2.85%		05/01/2031	15,330,889
14,000,000	Federal National Mortgage Association, Pool AN4764	3.40%		02/01/2029	15,420,322
5,035,799	Federal National Mortgage Association, Pool AN5480	3.43%		06/01/2037	5,447,668
217,500,000	Federal National Mortgage Association, Pool AN6680	3.37%		11/01/2047	229,257,624
5,500,000	Federal National Mortgage Association, Pool AN7330	3.26%		12/01/2037	6,035,933
10,026,000	Federal National Mortgage Association, Pool AN7452	3.12%		11/01/2032	10,890,904
13,500,000	Federal National Mortgage Association, Pool AN8121	3.16%		01/01/2035	14,497,929
31,625,925	Federal National Mortgage Association, Pool AS7473	3.00%		07/01/2046	32,569,412
55,630,901	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	57,352,658
34,285,898	Federal National Mortgage Association, Pool AS8056	3.00%		10/01/2046	36,056,581
44,425,933	Federal National Mortgage Association, Pool AS8111	3.00%		10/01/2041	46,464,908
29,579,171	Federal National Mortgage Association, Pool AS8269	3.00%		11/01/2046	31,025,061
25,751,858	Federal National Mortgage Association, Pool AS8306	3.00%		11/01/2041	26,867,475
34,480,921	Federal National Mortgage Association, Pool AS8356	3.00%		11/01/2046	35,404,734
11,194,611	Federal National Mortgage Association, Pool AZ0576	3.50%		04/01/2042	11,916,084
11,658,014	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	12,375,458
107,604,044	Federal National Mortgage Association, Pool BF0314	3.00%		01/01/2053	115,619,428
92,218,196	Federal National Mortgage Association, Pool BF0353	3.00%		05/01/2053	99,087,990
51,357,192	Federal National Mortgage Association, Pool BF0391	3.00%		09/01/2053	55,182,840
24,134,380	Federal National Mortgage Association, Pool BK8257	1.50%		12/01/2050	23,127,534
23,372,156	Federal National Mortgage Association, Pool BK8267	2.50%		12/01/2050	24,272,651
63,578,000	Federal National Mortgage Association, Pool BL1276	3.79%		01/01/2029	70,399,488
33,500,000	Federal National Mortgage Association, Pool BL1300	4.20%		01/01/2029	37,827,606
20,000,000	Federal National Mortgage Association, Pool BL1752	3.68%		03/01/2029	22,065,955
5,000,000	Federal National Mortgage Association, Pool BL2303	3.36%		05/01/2031	5,447,127
28,950,500	Federal National Mortgage Association, Pool BL2643	3.39%		07/01/2034	31,855,630
8,250,000	Federal National Mortgage Association, Pool BL2998	2.97%		07/01/2029	8,955,781
41,755,800	Federal National Mortgage Association, Pool BL3480	2.75%		08/01/2029	44,691,966
30,506,812	Federal National Mortgage Association, Pool BL3647	2.69%		08/01/2030	32,306,712
50,173,000	Federal National Mortgage Association, Pool BL4008	2.37%		10/01/2031	51,887,576
8,860,000	Federal National Mortgage Association, Pool BL4038	2.98%		09/01/2034	9,439,289
27,690,000	Federal National Mortgage Association, Pool BL4098	2.27%		09/01/2029	28,759,458
13,075,000	Federal National Mortgage Association, Pool BL4198	2.31%		10/01/2031	13,461,980
25,800,000	Federal National Mortgage Association, Pool BL4214	2.37%		10/01/2031	26,682,070
3,206,000	Federal National Mortgage Association, Pool BL4339	2.29%		10/01/2031	3,294,804
6,496,000	Federal National Mortgage Association, Pool BL4354	2.37%		10/01/2031	6,715,958
107,000,000	Federal National Mortgage Association, Pool BL4468	2.41%		10/01/2029	111,852,986
24,380,000	Federal National Mortgage Association, Pool BL4656	2.29%		10/01/2029	25,372,415
63,966,000	Federal National Mortgage Association, Pool BL4808	2.80%		11/01/2039	64,863,870
75,725,000	Federal National Mortgage Association, Pool BL4881	2.31%		12/01/2029	78,875,667
73,850,000	Federal National Mortgage Association, Pool BL4937	2.32%		12/01/2029	76,882,457
34,160,000	Federal National Mortgage Association, Pool BL4938	2.32%		12/01/2029	35,562,691
14,220,000	Federal National Mortgage Association, Pool BL4939	2.32%		12/01/2029	14,803,907
65,121,000	Federal National Mortgage Association, Pool BL4969	2.35%		11/01/2029	68,005,048
21,686,000	Federal National Mortgage Association, Pool BL5111	2.41%		01/01/2030	22,668,376
17,125,000	Federal National Mortgage Association, Pool BL5256	2.28%		02/01/2032	17,562,538
30,200,000	Federal National Mortgage Association, Pool BL5315	2.44%		01/01/2032	31,042,199
8,500,000	Federal National Mortgage Association, Pool BL5322	2.43%		01/01/2030	8,880,061
46,800,000	Federal National Mortgage Association, Pool BL5400	2.54%		02/01/2030	49,020,172
103,889,000	Federal National Mortgage Association, Pool BL5401	2.54%		02/01/2030	108,817,451
24,557,000	Federal National Mortgage Association, Pool BL5833	2.60%		03/01/2030	25,924,745
8,190,000	Federal National Mortgage Association, Pool BL5840	2.73%		02/01/2035	8,525,294
22,828,000	Federal National Mortgage Association, Pool BL5870	2.30%		02/01/2032	23,465,743
60,000,000	Federal National Mortgage Association, Pool BL5953	2.15%		03/01/2030	61,561,628
20,570,000	Federal National Mortgage Association, Pool BL6297	2.08%		05/01/2030	20,932,078
6,808,784	Federal National Mortgage Association, Pool BL6639	2.66%		05/01/2050	6,906,826
28,785,015	Federal National Mortgage Association, Pool BL6913	1.96%		05/01/2035	27,968,637
36,488,000	Federal National Mortgage Association, Pool BL7110	1.76%		07/01/2035	34,572,169
3,568,101	Federal National Mortgage Association, Pool BL7331	2.23%		07/01/2040	3,427,610
20,400,000	Federal National Mortgage Association, Pool BL7424	1.65%		08/01/2035	18,982,459
40,000,000	Federal National Mortgage Association, Pool BL8165	1.35%		09/01/2032	37,458,024
49,000,000	Federal National Mortgage Association, Pool BL8177	1.10%		09/01/2030	45,925,701
122,500,000	Federal National Mortgage Association, Pool BL8237	1.17%		10/01/2030	115,066,846
32,000,000	Federal National Mortgage Association, Pool BL8269	1.51%		09/01/2035	29,449,677
146,000,000	Federal National Mortgage Association, Pool BL8708	1.40%		11/01/2032	136,735,685
97,000,000	Federal National Mortgage Association, Pool BL8977	1.20%		11/01/2030	91,266,660
48,643,000	Federal National Mortgage Association, Pool BL9056	1.78%		11/01/2035	44,902,141
13,313,000	Federal National Mortgage Association, Pool BL9362	1.54%		11/01/2030	12,844,555
34,735,000	Federal National Mortgage Association, Pool BL9367	1.41%		12/01/2030	33,146,849
53,000,000	Federal National Mortgage Association, Pool BL9576	2.24%		12/01/2050	47,742,982
69,358,157	Federal National Mortgage Association, Pool BM5112	3.00%		11/01/2033	74,193,883
32,027,808	Federal National Mortgage Association, Pool BM5299	3.00%		12/01/2046	33,640,301
48,339,785	Federal National Mortgage Association, Pool BM5633	3.00%		07/01/2047	50,770,372
9,541,595	Federal National Mortgage Association, Pool BM5834	3.00%		04/01/2048	9,790,331
17,106,741	Federal National Mortgage Association, Pool CA0862	3.50%		09/01/2047	18,155,781
10,366,518	Federal National Mortgage Association, Pool CA3898	3.00%		07/01/2034	11,146,436
7,143,209	Federal National Mortgage Association, Pool CA4413	3.00%		10/01/2049	7,468,046
54,901,434	Federal National Mortgage Association, Pool CA7235	2.50%		10/01/2050	56,645,820
16,273,073	Federal National Mortgage Association, Pool CA7671	2.50%		11/01/2040	16,929,148
109,120,275	Federal National Mortgage Association, Pool CA7743	2.50%		11/01/2050	112,721,357
28,545,142	Federal National Mortgage Association, Pool CA7789	2.50%		11/01/2040	29,625,947
85,083,254	Federal National Mortgage Association, Pool FM1000	3.00%		04/01/2047	89,161,561
232,679,060	Federal National Mortgage Association, Pool FM4623	2.50%		11/01/2050	240,071,909
109,415,669	Federal National Mortgage Association, Pool FM4637	2.50%		11/01/2050	112,620,191
58,275,029	Federal National Mortgage Association, Pool FM4684	2.50%		10/01/2050	59,966,004
59,865,678	Federal National Mortgage Association, Pool FM4752	2.50%		11/01/2050	62,172,182
70,734,875	Federal National Mortgage Association, Pool FM4792	2.50%		11/01/2050	72,982,322
38,206,170	Federal National Mortgage Association, Pool FM4913	2.50%		11/01/2050	39,254,448
61,427,450	Federal National Mortgage Association, Pool MA2259	3.00%		05/01/2035	64,368,346
40,101,047	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	41,831,901
33,271,858	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	34,161,086
12,291,271	Federal National Mortgage Association, Pool MA2673	3.00%		07/01/2046	12,619,403
40,842,456	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	41,932,236
3,731,890	Federal National Mortgage Association, Pool MA2743	3.00%		09/01/2046	3,831,515
75,061,630	Federal National Mortgage Association, Pool MA2806	3.00%		11/01/2046	79,324,912
28,593,813	Federal National Mortgage Association, Pool MA2895	3.00%		02/01/2047	30,237,810
97,056,869	Federal National Mortgage Association, Pool MA4157	1.50%		10/01/2050	93,875,814
36,501,170	Federal National Mortgage Association, Pool MA4160	3.00%		10/01/2050	38,111,588
161,044,411	Federal National Mortgage Association, Pool MA4165	2.00%		10/01/2050	159,660,372
194,238,918	Federal National Mortgage Association, Pool MA4176	2.00%		11/01/2040	196,943,507
461,834,163	Federal National Mortgage Association, Pool MA4181	1.50%		11/01/2050	446,696,846
96,929,442	Federal National Mortgage Association, Pool MA4191	2.00%		11/01/2050	96,095,515
391,095,694	Federal National Mortgage Association, Pool MA4209	1.50%		12/01/2050	378,276,805
24,734,000	Federal National Mortgage Association, Pool MA4236	1.50%		01/01/2051	23,923,289
512,724	Federal National Mortgage Association, Series 2002-70-QZ	5.50%		11/25/2032	591,222
709,103	Federal National Mortgage Association, Series 2002-75-ZG	5.50%		11/25/2032	796,882
10,554,956	Federal National Mortgage Association, Series 2003-129-ZT	5.50%		01/25/2034	12,025,500
1,914,521	Federal National Mortgage Association, Series 2003-29-ZL	5.00%		04/25/2033	2,170,979
967,890	Federal National Mortgage Association, Series 2003-64-ZG	5.50%		07/25/2033	1,096,181
7,429,315	Federal National Mortgage Association, Series 2003-84-PZ	5.00%		09/25/2033	8,500,163
7,619,518	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	8,724,384
1,770,884	Federal National Mortgage Association, Series 2004-46-PJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.89	% (f)(i)	03/25/2034	169,388
1,995,659	Federal National Mortgage Association, Series 2004-51-XP (-1 x 1 Month LIBOR USD + 7.70%, 7.70% Cap)	7.59	% (f)(i)	07/25/2034	368,112
2,893,527	Federal National Mortgage Association, Series 2004-W10-A6	5.75%		08/25/2034	3,171,455
119,581	Federal National Mortgage Association, Series 2005-107-EG	4.50%		01/25/2026	126,810
410,153	Federal National Mortgage Association, Series 2005-37-ZK	4.50%		05/25/2035	454,002
3,575,189	Federal National Mortgage Association, Series 2005-87-SG (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	6.59	% (f)(i)	10/25/2035	642,748
3,150,973	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	6.47	% (f)(i)	10/25/2036	609,401
1,257,054	Federal National Mortgage Association, Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	6.21	% (f)(i)	01/25/2037	251,931
638,945	Federal National Mortgage Association, Series 2006-16-HZ	5.50%		03/25/2036	733,228
5,204,192	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.64	% (f)(i)	07/25/2036	916,527
788,789	Federal National Mortgage Association, Series 2006-93-SN (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	6.49	% (f)(i)	10/25/2036	89,768
6,991,253	Federal National Mortgage Association, Series 2007-109-VZ	5.00%		10/25/2035	7,938,014
777,828	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.14	% (f)(i)	05/25/2037	106,916
4,834,911	Federal National Mortgage Association, Series 2007-14-PS (-1 x 1 Month LIBOR USD + 6.81%, 6.81% Cap)	6.70	% (f)(i)	03/25/2037	835,070
2,335,162	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	6.33	% (f)(i)	04/25/2037	464,875
338,586	Federal National Mortgage Association, Series 2007-30-SI (-1 x 1 Month LIBOR USD + 6.11%, 6.11% Cap)	6.00	% (f)(i)	04/25/2037	48,246
2,460,447	Federal National Mortgage Association, Series 2007-32-SG (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.99	% (f)(i)	04/25/2037	378,983
2,013,970	Federal National Mortgage Association, Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	6.51	% (f)(i)	10/25/2036	358,067
3,001,190	Federal National Mortgage Association, Series 2007-60-VZ	6.00%		07/25/2037	3,472,608
1,645,741	Federal National Mortgage Association, Series 2007-71-GZ	6.00%		07/25/2047	1,803,215
2,525,936	Federal National Mortgage Association, Series 2007-75-ID (-1 x 1 Month LIBOR USD + 5.87% , 5.87% Cap)	5.76	% (f)(i)	08/25/2037	435,460
776,431	Federal National Mortgage Association, Series 2007-9-SD (-1 x 1 Month LIBOR USD + 6.65% , 6.65% Cap)	6.54	% (f)(i)	03/25/2037	114,367
475,032	Federal National Mortgage Association, Series 2008-27-B	5.50%		04/25/2038	542,075
2,782,530	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	3,086,992
5,478,208	Federal National Mortgage Association, Series 2008-48-BE	5.00%		06/25/2034	6,287,944
502,723	Federal National Mortgage Association, Series 2008-48-SD (-1 x 1 Month LIBOR USD + 6.00% , 6.00% Cap)	5.89	% (f)(i)	06/25/2037	67,873
870,532	Federal National Mortgage Association, Series 2008-53-LI (-1 x 1 Month LIBOR USD + 6.15% , 6.15% Cap)	6.04	% (f)(i)	07/25/2038	120,650
559,732	Federal National Mortgage Association, Series 2008-57-SE (-1 x 1 Month LIBOR USD + 6.00% , 6.00% Cap)	5.89	% (f)(i)	02/25/2037	77,958
983,476	Federal National Mortgage Association, Series 2008-5-MS (-1 x 1 Month LIBOR USD + 6.25% , 6.25% Cap)	6.14	% (f)(i)	02/25/2038	160,009
636,484	Federal National Mortgage Association, Series 2008-61-SC (-1 x 1 Month LIBOR USD + 6.00% , 6.00% Cap)	5.89	% (f)(i)	07/25/2038	82,085
492,503	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00% , 6.00% Cap)	5.89	% (f)(i)	07/25/2038	60,046
1,286,621	Federal National Mortgage Association, Series 2008-65-SA (-1 x 1 Month LIBOR USD + 6.00% , 6.00% Cap)	5.89	% (f)(i)	08/25/2038	238,504
408,386	Federal National Mortgage Association, Series 2008-81-LP	5.50%		09/25/2038	461,028
3,259,921	Federal National Mortgage Association, Series 2009-106-EZ	4.50%		01/25/2040	3,566,928
537,004	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25% , 6.25% Cap)	6.14	% (f)(i)	01/25/2040	97,930
392,277	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	436,706
1,408,415	Federal National Mortgage Association, Series 2009-42-SI (-1 x 1 Month LIBOR USD + 6.00% , 6.00% Cap)	5.89	% (f)(i)	06/25/2039	196,373
860,984	Federal National Mortgage Association, Series 2009-42-SX (-1 x 1 Month LIBOR USD + 6.00% , 6.00% Cap)	5.89	% (f)(i)	06/25/2039	99,831
532,977	Federal National Mortgage Association, Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10% , 6.10% Cap)	5.99	% (f)(i)	07/25/2039	65,297
323,620	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95% , 5.95% Cap)	5.84	% (f)(i)	07/25/2039	50,477
3,784,444	Federal National Mortgage Association, Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75% , 6.75% Cap)	6.64	% (f)(i)	07/25/2039	589,657
486,201	Federal National Mortgage Association, Series 2009-51-BZ	4.50%		07/25/2039	541,713
1,041,045	Federal National Mortgage Association, Series 2009-54-EZ	5.00%		07/25/2039	1,161,629
547,767	Federal National Mortgage Association, Series 2009-70-SA (-1 x 1 Month LIBOR USD + 5.80% , 5.80% Cap)	5.69	% (f)(i)	09/25/2039	70,646
2,188,181	Federal National Mortgage Association, Series 2009-80-PM	4.50%		10/25/2039	2,311,144
2,075,199	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	2,283,723
8,618,725	Federal National Mortgage Association, Series 2009-85-ES (-1 x 1 Month LIBOR USD + 7.23% , 7.23% Cap)	7.12	% (f)(i)	01/25/2036	1,623,677
11,731,628	Federal National Mortgage Association, Series 2009-85-JS (-1 x 1 Month LIBOR USD + 6.75% , 6.75% Cap)	6.64	% (f)(i)	10/25/2039	2,547,290
830,706	Federal National Mortgage Association, Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72% , 5.72% Cap)	5.61	% (f)(i)	04/25/2037	113,226
718,115	Federal National Mortgage Association, Series 2009-94-BC	5.00%		11/25/2039	782,041
10,787,779	Federal National Mortgage Association, Series 2010-101-SA (-1 x 1 Month LIBOR USD + 4.48% , 4.48% Cap)	4.37	% (f)(i)	09/25/2040	1,521,241
4,249,927	Federal National Mortgage Association, Series 2010-101-ZC	4.50%		09/25/2040	4,779,549
11,004,035	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	11,618,055
3,258,838	Federal National Mortgage Association, Series 2010-10-SA (-1 x 1 Month LIBOR USD + 6.35% , 6.35% Cap)	6.24	% (f)(i)	02/25/2040	553,853
1,084,296	Federal National Mortgage Association, Series 2010-10-ZA	4.50%		02/25/2040	1,181,828
910,102	Federal National Mortgage Association, Series 2010-111-S (-1 x 1 Month LIBOR USD + 5.95% , 5.95% Cap)	5.84	% (f)(i)	10/25/2050	95,668
1,617,965	Federal National Mortgage Association, Series 2010-116-Z	4.00%		10/25/2040	1,737,957
697,030	Federal National Mortgage Association, Series 2010-117-SA (-1 x 1 Month LIBOR USD + 4.50% , 4.50% Cap)	4.39	% (f)(i)	10/25/2040	48,653
1,283,118	Federal National Mortgage Association, Series 2010-120-KD	4.00%		10/25/2040	1,376,895
14,747,913	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50% , 4.50% Cap)	4.39	% (f)(i)	10/25/2040	1,887,112
242,685	Federal National Mortgage Association, Series 2010-126-SU (-11 x 1 Month LIBOR USD + 55.00% , 55.00% Cap)	53.73	% (i)	11/25/2040	826,731
178,693	Federal National Mortgage Association, Series 2010-126-SX (-3 x 1 Month LIBOR USD + 15.00% , 15.00% Cap)	14.65	% (i)	11/25/2040	256,663
2,750,111	Federal National Mortgage Association, Series 2010-128-HZ	4.00%		11/25/2040	2,998,859
1,740,404	Federal National Mortgage Association, Series 2010-132-Z	4.50%		11/25/2040	1,865,521
88,008	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00% , 15.00% Cap)	14.65	% (i)	12/25/2040	120,511
6,425,098	Federal National Mortgage Association, Series 2010-142-AZ	4.00%		12/25/2040	7,006,737
5,355,080	Federal National Mortgage Association, Series 2010-148-SA (-1 x 1 Month LIBOR USD + 6.65% , 6.65% Cap)	6.54	% (f)(i)	01/25/2026	460,695
7,827,088	Federal National Mortgage Association, Series 2010-150-FD (1 Month LIBOR USD + 0.51% , 0.51% Floor, 7.00% Cap)	0.62%		01/25/2041	7,927,111
14,506,117	Federal National Mortgage Association, Series 2010-150-ZA	4.00%		01/25/2041	15,528,113
5,861,200	Federal National Mortgage Association, Series 2010-16-SA (-1 x 1 Month LIBOR USD + 5.45% , 5.45% Cap)	5.34	% (f)(i)	03/25/2040	890,272
2,072,911	Federal National Mortgage Association, Series 2010-21-DZ	5.00%		03/25/2040	2,370,986
995,496	Federal National Mortgage Association, Series 2010-21-KS (-1 x 1 Month LIBOR USD + 4.95% , 4.95% Cap)	4.84	% (f)(i)	03/25/2040	84,873
270,140	Federal National Mortgage Association, Series 2010-2-GS (-1 x 1 Month LIBOR USD + 6.45% , 6.45% Cap)	6.34	% (f)(i)	12/25/2049	21,473
1,479,081	Federal National Mortgage Association, Series 2010-2-MS (-1 x 1 Month LIBOR USD + 6.25% , 6.25% Cap)	6.14	% (f)(i)	02/25/2050	337,597
1,137,867	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00% , 5.00% Cap)	4.89	% (f)(i)	04/25/2040	107,417
3,285,077	Federal National Mortgage Association, Series 2010-31-VZ	4.00%		04/25/2040	3,489,471
1,595,790	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93% , 4.93% Cap)	4.82	% (f)(i)	04/25/2040	190,244
356,737	Federal National Mortgage Association, Series 2010-35-ES (-1 x 1 Month LIBOR USD + 6.45% , 6.45% Cap)	6.34	% (f)(i)	04/25/2040	10,007
422,069	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45% , 6.45% Cap)	6.34	% (f)(i)	04/25/2040	67,788
732,236	Federal National Mortgage Association, Series 2010-46-MS (-1 x 1 Month LIBOR USD + 4.95% , 4.95% Cap)	4.84	% (f)(i)	05/25/2040	110,387
5,368,211	Federal National Mortgage Association, Series 2010-49-ZW	4.50%		05/25/2040	5,661,306
1,559,719	Federal National Mortgage Association, Series 2010-4-SK (-1 x 1 Month LIBOR USD + 6.23%, 6.23% Cap)	6.12	% (f)(i)	02/25/2040	247,612
633,145	Federal National Mortgage Association, Series 2010-58-ES (-3 x 1 Month LIBOR USD + 12.47%, 12.47% Cap)	12.19	% (i)	06/25/2040	771,883
4,483,487	Federal National Mortgage Association, Series 2010-59-MS (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	5.66	% (f)(i)	06/25/2040	902,334
4,938,253	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.89	% (f)(i)	01/25/2040	738,057
468,364	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	530,296
387,099	Federal National Mortgage Association, Series 2010-61-EL	4.50%		06/25/2040	411,650
5,002,022	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	5,704,267
11,551,700	Federal National Mortgage Association, Series 2010-64-FC (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.61%		06/25/2040	11,707,354
14,950,834	Federal National Mortgage Association, Series 2010-76-ZK	4.50%		07/25/2040	16,625,369
3,573,897	Federal National Mortgage Association, Series 2010-79-CZ	4.00%		07/25/2040	3,845,660
13,381,059	Federal National Mortgage Association, Series 2010-79-VZ	4.50%		07/25/2040	14,950,617
1,596,800	Federal National Mortgage Association, Series 2010-84-ZC	4.50%		08/25/2040	1,725,297
3,193,594	Federal National Mortgage Association, Series 2010-84-ZD	4.50%		08/25/2040	3,450,587
5,316,405	Federal National Mortgage Association, Series 2010-84-ZG	4.50%		08/25/2040	5,818,020
355,050	Federal National Mortgage Association, Series 2010-90-SA (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	5.74	% (f)(i)	08/25/2040	42,354
1,199,896	Federal National Mortgage Association, Series 2010-94-Z	4.50%		08/25/2040	1,308,139
6,744,117	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	24.42	% (i)	09/25/2040	11,035,233
1,025,288	Federal National Mortgage Association, Series 2010-9-DS (-1 x 1 Month LIBOR USD + 5.30%, 0.50% Floor, 5.30% Cap)	5.19	% (f)(i)	02/25/2040	126,037
24,671,569	Federal National Mortgage Association, Series 2011-106-LZ	3.50%		10/25/2041	26,832,547
520,021	Federal National Mortgage Association, Series 2011-110-LS (-2 x 1 Month LIBOR USD + 10.10%, 10.10% Cap)	9.87	% (i)	11/25/2041	620,397
3,515,669	Federal National Mortgage Association, Series 2011-111-CZ	4.00%		11/25/2041	3,838,686
7,187,891	Federal National Mortgage Association, Series 2011-111-EZ	5.00%		11/25/2041	8,242,514
2,051,644	Federal National Mortgage Association, Series 2011-111-VZ	4.00%		11/25/2041	2,268,082
30,000,000	Federal National Mortgage Association, Series 2011-131-PB	4.50%		12/25/2041	34,242,618
16,435,839	Federal National Mortgage Association, Series 2011-16-AL	3.50%		03/25/2031	17,783,706
32,530,784	Federal National Mortgage Association, Series 2011-17-NY	3.50%		03/25/2031	35,014,347
645,215	Federal National Mortgage Association, Series 2011-17-SA (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	6.36	% (f)(i)	03/25/2041	96,779
4,497,811	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	4,698,190
3,272,610	Federal National Mortgage Association, Series 2011-27-BS (-2 x 1 Month LIBOR USD + 9.00%, 9.00% Cap)	8.77	% (i)	04/25/2041	3,568,601
34,680,225	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	37,213,307
5,798,181	Federal National Mortgage Association, Series 2011-2-GZ	4.00%		02/25/2041	6,368,692
12,825,146	Federal National Mortgage Association, Series 2011-32-ZG	4.00%		04/25/2041	13,615,851
2,819,656	Federal National Mortgage Association, Series 2011-36-VZ	4.50%		05/25/2041	2,994,158
6,681,920	Federal National Mortgage Association, Series 2011-37-Z	4.50%		05/25/2041	7,543,602
7,009,136	Federal National Mortgage Association, Series 2011-38-BZ	4.00%		05/25/2041	7,632,306
4,000,274	Federal National Mortgage Association, Series 2011-39-CB	3.00%		05/25/2026	4,179,433
7,228,700	Federal National Mortgage Association, Series 2011-39-ZD	4.00%		02/25/2041	7,939,147
2,558,985	Federal National Mortgage Association, Series 2011-40-LZ	4.50%		05/25/2041	2,793,100
3,467,399	Federal National Mortgage Association, Series 2011-42-MZ	4.50%		05/25/2041	3,727,696
19,974,895	Federal National Mortgage Association, Series 2011-45-ZA	4.00%		05/25/2031	21,678,062
4,676,519	Federal National Mortgage Association, Series 2011-45-ZB	4.50%		05/25/2041	4,918,211
15,579,798	Federal National Mortgage Association, Series 2011-51-FJ (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.56%		06/25/2041	15,745,287
1,037,833	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	1,147,719
7,252,241	Federal National Mortgage Association, Series 2011-60-EL	3.00%		07/25/2026	7,577,967
10,935,848	Federal National Mortgage Association, Series 2011-64-DB	4.00%		07/25/2041	12,102,336
11,503,751	Federal National Mortgage Association, Series 2011-77-Z	3.50%		08/25/2041	12,514,397
30,643,872	Federal National Mortgage Association, Series 2011-99-CZ	4.50	% (j)	10/25/2041	35,609,895
56,646,159	Federal National Mortgage Association, Series 2011-99-DZ	5.00%		10/25/2041	64,448,998
13,905,114	Federal National Mortgage Association, Series 2012-104-Z	3.50	% (j)	09/25/2042	14,969,229
3,606,719	Federal National Mortgage Association, Series 2012-111-LB	3.50%		05/25/2041	3,883,186
20,416,731	Federal National Mortgage Association, Series 2012-111-MJ	4.00%		04/25/2042	22,768,367
19,205,439	Federal National Mortgage Association, Series 2012-122-AD	2.00%		02/25/2040	19,369,861
31,639,955	Federal National Mortgage Association, Series 2012-122-DB	3.00%		11/25/2042	33,103,340
37,543,756	Federal National Mortgage Association, Series 2012-125-LA	3.00%		11/25/2042	40,085,686
22,377,477	Federal National Mortgage Association, Series 2012-132-KH	1.75%		12/25/2032	23,170,910
22,414,017	Federal National Mortgage Association, Series 2012-144-PT	4.17	% (b)	11/25/2049	24,784,460
9,158,892	Federal National Mortgage Association, Series 2012-14-BZ	4.00%		03/25/2042	10,060,843
27,919,702	Federal National Mortgage Association, Series 2012-15-PZ	4.00	% (j)	03/25/2042	30,952,848
20,593,066	Federal National Mortgage Association, Series 2012-20-ZT	3.50	% (j)	03/25/2042	21,893,755
64,461,221	Federal National Mortgage Association, Series 2012-30-DZ	4.00	% (j)	04/25/2042	69,946,123
37,389,066	Federal National Mortgage Association, Series 2012-31-Z	4.00%		04/25/2042	41,173,677
285,841	Federal National Mortgage Association, Series 2012-63-EB	2.00%		08/25/2040	285,903
14,509,650	Federal National Mortgage Association, Series 2012-70-FY (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.56%		07/25/2042	14,647,683
38,079,057	Federal National Mortgage Association, Series 2012-74-Z	4.00	% (j)	07/25/2042	42,396,461
2,056,408	Federal National Mortgage Association, Series 2012-80-EA	2.00%		04/25/2042	2,091,152
27,356,944	Federal National Mortgage Association, Series 2012-86-ZC	3.50	% (j)	08/25/2042	29,324,844
38,115,390	Federal National Mortgage Association, Series 2012-96-VZ	3.50	% (j)	09/25/2042	41,006,271
14,033,909	Federal National Mortgage Association, Series 2012-98-BG	4.50%		08/25/2040	15,706,553
27,279,722	Federal National Mortgage Association, Series 2012-99-QE	3.00%		09/25/2042	29,387,383
16,050,272	Federal National Mortgage Association, Series 2013-100-PJ	3.00%		03/25/2043	17,145,195
27,887,060	Federal National Mortgage Association, Series 2013-130-ZE	3.00	% (j)	01/25/2044	28,963,846
25,056,353	Federal National Mortgage Association, Series 2013-133-ZT	3.00	% (j)	01/25/2039	26,192,017
13,344,119	Federal National Mortgage Association, Series 2013-36-Z	3.00	% (j)	04/25/2043	14,338,452
12,009,911	Federal National Mortgage Association, Series 2013-41-ZH	3.00%		05/25/2033	12,695,458
11,908,298	Federal National Mortgage Association, Series 2013-51-HS (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.27	% (i)	04/25/2043	11,842,226
2,344,472	Federal National Mortgage Association, Series 2013-53-AB	1.50%		03/25/2028	2,399,906
2,567,901	Federal National Mortgage Association, Series 2013-58-SC (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.84	% (i)	06/25/2043	2,411,579
35,258,887	Federal National Mortgage Association, Series 2013-81-ZQ	3.00%		08/25/2043	33,973,461
12,534,303	Federal National Mortgage Association, Series 2013-82-SH (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94	% (f)(i)	12/25/2042	1,484,206
6,198,373	Federal National Mortgage Association, Series 2013-8-Z	3.00%		02/25/2043	6,027,210
25,617,817	Federal National Mortgage Association, Series 2014-12-GZ	3.50	% (j)	03/25/2044	27,658,399
27,133,806	Federal National Mortgage Association, Series 2014-21-GZ	3.00	% (j)	04/25/2044	28,009,169
31,587,170	Federal National Mortgage Association, Series 2014-37-ZY	2.50	% (j)	07/25/2044	31,928,441
44,973,803	Federal National Mortgage Association, Series 2014-39-ZA	3.00%		07/25/2044	46,405,742
1,255,893	Federal National Mortgage Association, Series 2014-46-NZ	3.00%		06/25/2043	1,268,771
9,474,718	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	9,562,464
61,621,929	Federal National Mortgage Association, Series 2014-60-EZ	3.00	% (j)	10/25/2044	65,160,907
43,498,054	Federal National Mortgage Association, Series 2014-61-ZV	3.00	% (j)	10/25/2044	45,755,568
36,681,919	Federal National Mortgage Association, Series 2014-64-NZ	3.00	% (j)	10/25/2044	38,477,352
26,305,874	Federal National Mortgage Association, Series 2014-65-CD	3.00%		06/25/2040	26,642,889
12,916,374	Federal National Mortgage Association, Series 2014-67-DZ	3.00	% (j)	10/25/2044	13,507,967
27,402,298	Federal National Mortgage Association, Series 2014-68-MA	3.00%		11/25/2040	27,807,995
41,291,584	Federal National Mortgage Association, Series 2014-68-MZ	3.00	% (j)	11/25/2044	43,284,258
28,703,932	Federal National Mortgage Association, Series 2014-6-Z	2.50	% (j)	02/25/2044	29,266,725
11,891,944	Federal National Mortgage Association, Series 2014-73-CQ	3.00%		06/25/2040	12,056,641
23,309,532	Federal National Mortgage Association, Series 2014-77-VZ	3.00	% (j)	11/25/2044	24,391,791
8,429,686	Federal National Mortgage Association, Series 2014-82-YA	3.00%		04/25/2041	8,589,036
29,935,559	Federal National Mortgage Association, Series 2014-84-KZ	3.00	% (j)	12/25/2044	31,366,418
34,512,339	Federal National Mortgage Association, Series 2014-95-NA	3.00%		04/25/2041	35,050,939
123,706,223	Federal National Mortgage Association, Series 2014-M11-1A	3.12	% (b)	08/25/2024	131,371,432
14,517,321	Federal National Mortgage Association, Series 2015-11-A	3.00%		05/25/2034	15,189,669
35,215,134	Federal National Mortgage Association, Series 2015-21-G	3.00%		02/25/2042	36,001,383
9,681,873	Federal National Mortgage Association, Series 2015-42-CA	3.00%		03/25/2044	9,931,964
34,685,788	Federal National Mortgage Association, Series 2015-49-A	3.00%		03/25/2044	35,596,491
19,433,796	Federal National Mortgage Association, Series 2015-88-AC	3.00%		04/25/2043	19,839,869
80,883,117	Federal National Mortgage Association, Series 2015-88-BA	3.00%		04/25/2044	82,982,503
24,747,021	Federal National Mortgage Association, Series 2015-8-AP	2.00%		03/25/2045	25,424,634
8,777,225	Federal National Mortgage Association, Series 2015-94-MA	3.00%		01/25/2046	9,257,941
39,525,412	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	42,356,487
24,295,641	Federal National Mortgage Association, Series 2016-2-JA	2.50%		02/25/2046	25,526,737
55,900,013	Federal National Mortgage Association, Series 2016-32-LA	3.00%		10/25/2044	57,450,064
41,453,376	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	42,591,810
23,947,955	Federal National Mortgage Association, Series 2016-74-PA	3.00%		12/25/2044	24,382,829
12,365,530	Federal National Mortgage Association, Series 2016-79-EP	3.00%		01/25/2044	12,719,265
32,522,906	Federal National Mortgage Association, Series 2016-81-PA	3.00%		02/25/2044	33,548,873
17,898,893	Federal National Mortgage Association, Series 2016-94-PA	3.00%		03/25/2044	18,272,782
8,198,277	Federal National Mortgage Association, Series 2017-13-ML	3.00%		08/25/2041	8,235,152
114,766	Federal National Mortgage Association, Series 2017-2-HA	3.00%		09/25/2041	114,615
4,594,341	Federal National Mortgage Association, Series 2017-51-EA	3.00%		11/25/2042	4,656,987
2,995,607	Federal National Mortgage Association, Series 2017-61-TA	3.00%		02/25/2043	3,010,538
22,142,082	Federal National Mortgage Association, Series 2018-21-IO	3.00	% (f)	04/25/2048	2,315,659
36,571,283	Federal National Mortgage Association, Series 2018-21-PO	0.00	% (g)	04/25/2048	32,256,844
74,705,796	Federal National Mortgage Association, Series 2018-27-AO	0.00	% (g)	05/25/2048	67,534,622
23,214,689	Federal National Mortgage Association, Series 2018-27-JA	3.00%		12/25/2047	24,118,344
28,394,195	Federal National Mortgage Association, Series 2018-33-A	3.00%		05/25/2048	30,085,674
10,907,862	Federal National Mortgage Association, Series 2018-33-C	3.00%		05/25/2048	11,375,919
89,200,209	Federal National Mortgage Association, Series 2018-36-A	3.00%		06/25/2048	92,880,663
32,588,153	Federal National Mortgage Association, Series 2018-38-JB	3.00%		06/25/2048	34,388,867
101,926,981	Federal National Mortgage Association, Series 2018-39-AB	3.00%		06/25/2048	107,559,129
40,200,996	Federal National Mortgage Association, Series 2018-44-PZ	3.50	% (j)	06/25/2048	43,974,173
17,320,151	Federal National Mortgage Association, Series 2018-64-A	3.00%		09/25/2048	18,212,059
44,799,838	Federal National Mortgage Association, Series 2018-85-PO	0.00	% (g)	12/25/2048	39,452,888
40,334,461	Federal National Mortgage Association, Series 2019-12-BA	3.00%		04/25/2049	42,482,287
8,455,165	Federal National Mortgage Association, Series 2019-48-AZ	3.50	% (j)	09/25/2049	9,081,373
12,153,395	Federal National Mortgage Association, Series 2019-64-D	2.50%		11/25/2049	12,656,120
27,726,532	Federal National Mortgage Association, Series 2019-69-DS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.89	% (f)(i)	12/25/2049	5,590,082
231,718,665	Federal National Mortgage Association, Series 2019-M16-X	1.19	% (b)(f)	07/25/2031	20,541,234
498,400,646	Federal National Mortgage Association, Series 2019-M18-X	0.72	% (b)(f)	08/25/2029	26,207,202
255,658,464	Federal National Mortgage Association, Series 2019-M24-2XA	1.15	% (b)(f)	03/25/2031	23,780,686
319,567,304	Federal National Mortgage Association, Series 2019-M24-XA	1.28	% (b)(f)	03/25/2029	28,343,159
16,000,000	Federal National Mortgage Association, Series 2020-13-HB	3.00%		03/25/2050	16,763,046
10,000,000	Federal National Mortgage Association, Series 2020-2-MB	2.00%		11/25/2059	9,265,019
24,209,499	Federal National Mortgage Association, Series 2020-2-MT	2.00%		11/25/2059	24,256,563
40,000,000	Federal National Mortgage Association, Series 2020-47-GL	2.00%		05/25/2046	41,092,164
48,500,000	Federal National Mortgage Association, Series 2020-47-KM	2.00%		12/25/2045	49,826,945
19,702,139	Federal National Mortgage Association, Series 2020-54-AS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.04	% (f)(i)	08/25/2050	4,543,790
505,923,333	Federal National Mortgage Association, Series 2020-M10-X2	1.70	% (b)(f)	12/25/2030	65,722,780
266,417,253	Federal National Mortgage Association, Series 2020-M10-X8	0.72	% (b)(f)	12/25/2027	10,186,464
101,618,583	Federal National Mortgage Association, Series 2020-M13-X2	1.30	% (b)(f)	09/25/2030	8,874,320
607,977,720	Federal National Mortgage Association, Series 2020-M15-X1	1.58	% (b)(f)	09/25/2031	79,288,320
31,133,917	Federal National Mortgage Association, Series 2020-M17-X1	1.44	% (b)(f)	01/25/2028	2,240,907
141,911,152	Federal National Mortgage Association, Series 2020-M27-X1	0.91	% (b)(f)	03/25/2031	8,515,648
174,181,566	Federal National Mortgage Association, Series 2020-M54-X	1.54	% (b)(f)	12/25/2033	19,279,861
53,634,059	Federal National Mortgage Association, Series 2020-M7-X2	1.24	% (b)(f)	03/25/2031	4,961,976
32,281,776	Federal National Mortgage Association, Series 2021-13-AK	2.00%		01/25/2049	33,174,809
22,098,379	Federal National Mortgage Association, Series 2021-21-DK	2.00%		07/25/2043	22,679,902
27,920,892	Federal National Mortgage Association, Series 2021-21-GI	4.00	% (f)	07/25/2043	4,861,840
60,281,785	Federal National Mortgage Association, Series 2021-21-GL	2.00%		07/25/2043	61,867,081
188,384,290	Federal National Mortgage Association, Series 2021-M3-X2	1.02	% (b)(f)	08/25/2033	14,582,941
23,761,601	Federal National Mortgage Association, Series 2021-M5-A1	1.46	% (b)	01/25/2033	23,821,012
5,121,153	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.34	% (f)(i)	11/25/2039	1,058,193
56,545,402	Federal National Mortgage Association, Series 412-A3	3.00%		08/25/2042	57,862,553
37,921,887	Government National Mortgage Association Pool 785310	2.50%		02/20/2051	39,416,959
51,775,963	Government National Mortgage Association Pool 785346	2.00%		03/20/2051	52,345,617
16,567,589	Government National Mortgage Association Pool 785350	2.00%		01/20/2051	16,749,203
33,779,928	Government National Mortgage Association Pool 785374	2.50%		03/20/2051	35,510,395
61,345,804	Government National Mortgage Association Pool 785378	2.50%		03/20/2051	64,034,976
87,255,069	Government National Mortgage Association Pool 785379	2.50%		03/20/2051	90,911,922
3,631,166	Government National Mortgage Association Pool CB5487	2.50%		03/20/2051	3,751,777
1,362,405	Government National Mortgage Association, Pool MA2511	3.50%		01/20/2045	1,419,686
8,033,437	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	6.99	% (f)(i)	08/20/2033	1,379,509
3,327,058	Government National Mortgage Association, Series 2003-86-ZK	5.00%		10/20/2033	3,694,687
1,849,981	Government National Mortgage Association, Series 2004-49-Z	6.00%		06/20/2034	2,102,432
3,619,211	Government National Mortgage Association, Series 2004-83-CS (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	5.97	% (f)(i)	10/20/2034	599,598
885,772	Government National Mortgage Association, Series 2005-21-Z	5.00%		03/20/2035	1,001,157
9,721,859	Government National Mortgage Association, Series 2005-39-ZB	5.00%		07/20/2034	10,968,272
682,679	Government National Mortgage Association, Series 2006-24-CX (-7 x 1 Month LIBOR USD + 39.97%, 39.97% Cap)	39.15	% (i)	05/20/2036	1,231,305
3,990,861	Government National Mortgage Association, Series 2007-26-SJ (-1 x 1 Month LIBOR USD + 4.69%, 4.69% Cap)	4.58	% (f)(i)	04/20/2037	416,292
3,199,752	Government National Mortgage Association, Series 2008-2-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.39	% (f)(i)	01/16/2038	618,517
5,578,919	Government National Mortgage Association, Series 2008-42-AI (-1 x 1 Month LIBOR USD + 7.69%, 7.69% Cap)	7.58	%(f)(i)	05/16/2038	1,408,688
2,222,323	Government National Mortgage Association, Series 2008-43-SH (-1 x 1 Month LIBOR USD + 6.34%, 6.34% Cap)	6.23	% (f)(i)	05/20/2038	273,647
2,494,385	Government National Mortgage Association, Series 2008-51-SC (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.14	% (f)(i)	06/20/2038	485,180
1,780,698	Government National Mortgage Association, Series 2008-51-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.14	% (f)(i)	06/16/2038	298,908
773,559	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94	% (f)(i)	09/20/2038	97,272
1,719,038	Government National Mortgage Association, Series 2008-83-SD (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	6.45	% (f)(i)	11/16/2036	221,776
5,679,534	Government National Mortgage Association, Series 2009-106-VZ	4.50%		11/20/2039	6,257,140
4,131,423	Government National Mortgage Association, Series 2009-10-NS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.54	% (f)(i)	02/16/2039	795,733
1,156,404	Government National Mortgage Association, Series 2009-24-SN (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.99	% (f)(i)	09/20/2038	150,305
3,182,241	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	3,496,578
18,680,434	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	20,366,746
8,301	Government National Mortgage Association, Series 2009-41-ZQ	4.50	% (j)	06/16/2039	9,879
2,208,706	Government National Mortgage Association, Series 2009-48-Z	5.00%		06/16/2039	2,439,372
349,561	Government National Mortgage Association, Series 2009-50-KP	4.50%		06/20/2039	373,393
1,680,136	Government National Mortgage Association, Series 2009-69-TS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.09	% (f)(i)	04/16/2039	202,966
2,631,947	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	2,869,267
1,830,853	Government National Mortgage Association, Series 2009-87-IG (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	6.63	% (f)(i)	03/20/2037	149,850
14,402,267	Government National Mortgage Association, Series 2010-106-PS (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94	% (f)(i)	03/20/2040	1,744,018
4,458,376	Government National Mortgage Association, Series 2010-1-SA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	5.64	% (f)(i)	01/16/2040	724,822
4,149,974	Government National Mortgage Association, Series 2010-25-ZB	4.50%		02/16/2040	4,605,664
37,309,241	Government National Mortgage Association, Series 2010-26-QS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.14	% (f)(i)	02/20/2040	7,391,696
3,243,543	Government National Mortgage Association, Series 2010-42-AY	5.00%		11/20/2039	3,700,392
3,109,502	Government National Mortgage Association, Series 2010-42-ES (-1 x 1 Month LIBOR USD + 5.68%, 5.68% Cap)	5.57	% (f)(i)	04/20/2040	604,636
994,003	Government National Mortgage Association, Series 2010-61-AS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.44	% (f)(i)	09/20/2039	168,029
9,720,855	Government National Mortgage Association, Series 2010-62-SB (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	5.64	% (f)(i)	05/20/2040	1,730,927
8,763,518	Government National Mortgage Association, Series 2010-62-ZG	5.50%		05/16/2040	10,106,312
4,865,597	Government National Mortgage Association, Series 2011-18-SN (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	9.28	% (i)	12/20/2040	5,215,941
4,870,501	Government National Mortgage Association, Series 2011-18-YS (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	9.28	% (i)	12/20/2040	5,182,014
1,874,887	Government National Mortgage Association, Series 2011-51-UZ	4.50%		04/20/2041	2,088,241
1,429,147	Government National Mortgage Association, Series 2011-69-OC	0.00	% (g)	05/20/2041	1,318,785
13,650,862	Government National Mortgage Association, Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	5.24	% (f)(i)	05/20/2041	2,439,184
13,332,725	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	14,858,095
5,149,329	Government National Mortgage Association, Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	5.27	% (f)(i)	05/20/2041	939,148
4,167,068	Government National Mortgage Association, Series 2011-72-SK (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.04	% (f)(i)	05/20/2041	853,868
753,365	Government National Mortgage Association, Series 2012-52-PN	2.00%		12/20/2039	754,348
13,430,127	Government National Mortgage Association, Series 2013-116-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.04	% (f)(i)	08/20/2043	2,943,572
17,777,105	Government National Mortgage Association, Series 2013-136-CS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.09	% (f)(i)	09/16/2043	2,941,138
20,374,310	Government National Mortgage Association, Series 2013-182-WZ	2.50	% (j)	12/20/2043	21,360,745
62,804,869	Government National Mortgage Association, Series 2013-182-ZW	2.50	% (j)	12/20/2043	65,845,605
9,135,322	Government National Mortgage Association, Series 2013-186-SG (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.14	% (f)(i)	02/16/2043	1,294,896
9,266,657	Government National Mortgage Association, Series 2013-26-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.14	% (f)(i)	02/20/2043	1,997,654
14,364,781	Government National Mortgage Association, Series 2013-34-PL	3.00%		03/20/2042	14,906,509
17,195,311	Government National Mortgage Association, Series 2014-163-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.49	% (f)(i)	11/20/2044	2,794,486
17,853,646	Government National Mortgage Association, Series 2014-167-SA (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.49	% (f)(i)	11/20/2044	3,414,753
28,896,695	Government National Mortgage Association, Series 2014-21-SE (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	5.44	% (f)(i)	02/20/2044	5,766,717
17,022,433	Government National Mortgage Association, Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.09	% (f)(i)	03/20/2044	3,406,834
16,819,902	Government National Mortgage Association, Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.14	% (f)(i)	04/16/2044	3,344,829
17,211,261	Government National Mortgage Association, Series 2016-108-SM (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.99	% (f)(i)	08/20/2046	3,642,528
9,070,053	Government National Mortgage Association, Series 2016-99-TL	2.00%		04/16/2044	8,732,777
14,802,389	Government National Mortgage Association, Series 2020-112-LS (-1 x Secured Overnight Financing Rate 30 Day Average + 6.20%, 6.20% Cap)	6.18	% (f)(i)	08/20/2050	3,486,472
35,505,599	Government National Mortgage Association, Series 2020-112-MS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19	% (f)(i)	08/20/2050	8,106,493
214,907,569	Government National Mortgage Association, Series 2020-140-ES (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19	% (f)(i)	09/20/2050	55,494,937
60,626,600	Government National Mortgage Association, Series 2020-140-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.24	% (f)(i)	09/20/2050	13,798,578
55,471,193	Government National Mortgage Association, Series 2020-162-QS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19	% (f)(i)	10/20/2050	13,375,758
75,457,089	Government National Mortgage Association, Series 2020-166-SM (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19	% (f)(i)	11/20/2050	16,724,679
21,143,709	Government National Mortgage Association, Series 2020-167-NS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19	% (f)(i)	11/20/2050	4,938,084
44,187,226	Government National Mortgage Association, Series 2020-181-SA (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19	% (f)(i)	12/20/2050	10,497,506
52,738,368	Government National Mortgage Association, Series 2020-188-NS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19	% (f)(i)	12/20/2050	12,609,680
27,149,091	Government National Mortgage Association, Series 2020-98-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.04	% (f)(i)	07/20/2050	5,835,140
295,982,494	Government National Mortgage Association, Series 2021-12-IO	0.98	% (b)(f)	03/16/2063	26,249,385
39,375,565	Government National Mortgage Association, Series 2021-20-IO	1.12	% (b)(f)	08/16/2062	3,769,950
15,864,105	Government National Mortgage Association, Series 2021-25-EI	2.50	% (f)	02/20/2051	2,103,503
74,019,138	Government National Mortgage Association, Series 2021-2-IO	0.92	% (b)(f)	06/16/2063	6,288,200
26,956,577	Government National Mortgage Association, Series 2021-30-IB	2.50	% (f)	02/20/2051	4,319,061
659,680,501	Government National Mortgage Association, Series 2021-45-IO	0.84	% (b)(f)	04/16/2063	54,599,908
30,075,000	Government National Mortgage Association, Series 2021-52-IO	0.85	% (b)(f)	04/16/2063	2,465,335
68,569,070	Government National Mortgage Association, Series 2021-7-MI	2.50	% (f)	01/20/2051	10,805,025

Total US Government and Agency Mortgage Backed Obligations (Cost $23,319,124,346)					23,903,776,707

US Government and Agency Obligations—7.3%
54,900,000	Tennessee Valley Authority	4.25%		09/15/2065	70,647,844
100,000,000	United States Treasury Notes	0.38%		12/31/2025	97,675,781
320,000,000	United States Treasury Notes	0.63%		08/15/2030	290,050,000
390,000,000	United States Treasury Notes	1.88%		02/15/2041	363,248,437
400,000,000	United States Treasury Notes	1.38%		08/15/2050	312,250,000
1,827,000,000	United States Treasury Notes	1.63%		11/15/2050	1,522,975,781
1,143,000,000	United States Treasury Notes	1.88%		02/15/2051	1,014,591,093

Total US Government and Agency Obligations (Cost $4,070,401,164)					3,671,438,936

Repurchase Agreements—0.7%
378,000,000	Credit Suisse Freedom Mortgage (1 Month LIBOR USD + 2.75%, 0.5% LIBOR Floor) (Collateralized by Residential Mortgage Backed Obligations, Value $1,707,654,161)	3.25	% (e)	03/01/2023	378,000,000

Total Repurchase Agreements (Cost $378,011,842)					378,000,000

Short Term Investments—4.8%
789,392,949	First American Government Obligations Fund—Class U	0.04	% (k)		789,392,949
789,392,948	JP Morgan U.S. Government Money Market Fund—Institutional Share Class	0.04	% (k)		789,392,948
789,392,948	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	0.03	% (k)		789,392,948

Total Short Term Investments (Cost $2,368,178,845)					2,368,178,845

Total Investments—103.4% (Cost $52,507,462,957)					51,933,586,235
Liabilities in Excess of Other Assets—(3.4)%					(1,713,268,729)

NET ASSETS—100.0%					$50,220,317,506

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Mortgage Backed Obligations	47.6%
Non-Agency Residential Collateralized Mortgage Obligations	26.0%
Non-Agency Commercial Mortgage Backed Obligations	9.0%
US Government and Agency Obligations	7.3%
Asset Backed Obligations	4.9%
Short Term Investments	4.8%
Collateralized Loan Obligations	3.0%
Repurchase Agreements	0.7%
Electronics/Electric	0.1%
Other Assets and Liabilities	(3.4)%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(d)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(e)	Value determined using significant unobservable inputs.
(f)	Interest only security
(g)	Principal only security
(h)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(i)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(j)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(k)	Seven-day yield as of period end
(l)	Unfunded or partially unfunded loan commitment.
(m)	Represents or includes a TBA transaction.

TBA To be announced

Securities Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Agency Mortgage Obligations	$—	$—	$—	$1,707,654,161	$1,707,654,161

Total Borrowings	$—	$—	$—	$1,707,654,161	$1,707,654,161

Amounts related to agreements not included in offsetting disclosure					$1,707,654,161

A summary of the DoubleLine Total Return Bond Fund’s investments in affiliated mutual funds for the year ended March 31, 2021 is as follows:

	Value at			Shares Held at	Value at	Change in Unrealized for the Year Ended	Dividend Income Earned for the Year Ended	Net Realized Gain (Loss) for the Year Ended
Fund	March 31, 2020	Gross Purchases	Gross Sales	March 31, 2021	March 31, 2021	March 31, 2021	March 31, 2021	March 31, 2021
DoubleLine Income Fund (Class I)	$56,624,814	$—	$(60,458,340)	—	$—	$13,434,828	$692,343	$(9,601,302)

DoubleLine Core Fixed Income Fund

Schedule of Investments

March 31, 2021

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 3.6%
5,699,455	AASET Ltd., Series 2019-2-A	3.38	% (a)	10/16/2039	5,714,998
13,605,297	Business Jet Securities LLC, Series 2020-1A-A	2.98	% (a)	11/15/2035	13,752,234
17,019,737	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	17,081,774
17,803,797	Castlelake Aircraft Securitization Trust, Series 2017-1-A	3.97%		07/15/2042	17,863,582
3,577,798	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13	% (a)	06/15/2043	3,594,238
6,342,564	Castlelake Aircraft Structured Trust, Series 2019-1A-A	3.97	% (a)	04/15/2039	6,384,279
13,592,043	Castlelake Aircraft Structured Trust, Series 2021-1A-A	3.47	% (a)	01/15/2046	13,861,668
6,941,853	CLI Funding LLC, Series 2019-1A-A	3.71	% (a)	05/18/2044	6,981,804
1,880,000	CLI Funding LLC, Series 2020-1A-A	2.08	% (a)	09/18/2045	1,879,128
110,159	CLUB Credit Trust, Series 2018-P3-A	3.82	% (a)	01/15/2026	110,409
7,480,493	College Ave Student Loans LLC, Series 2018-A-A1 (1 Month LIBOR USD + 1.20% )	1.31	% (a)	12/26/2047	7,539,164
1,477,500	DB Master Finance LLC, Series 2019-1A-A2I	3.79	% (a)	05/20/2049	1,514,645
7,000,000	Exeter Automobile Receivables Trust, Series 2021-1A-D	1.08%		11/16/2026	6,946,475
8,500,000	Exeter Automobile Receivables Trust, Series 2021-1A-E	2.21	% (a)	02/15/2028	8,402,509
3,513,381	GAIA Aviation Ltd., Series 2019-1-A	3.97	% (a)(b)	12/15/2044	3,505,508
7,694,847	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	7,439,170
8,305,435	Helios Issuer LLC, Series 2017-1A-A	4.94	% (a)	09/20/2049	8,821,127
2,669,678	HERO Funding Trust, Series 2016-1A-A	4.05	% (a)	09/20/2041	2,796,823
13,491,760	Horizon Aircraft Finance Ltd., Series 2019-2-A	3.43	% (a)	11/15/2039	13,130,342
15,682,011	ITE Rail Fund Levered LP, Series 2021-1A-A	2.25	% (a)	02/28/2051	15,702,855
4,825,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% (a)	07/30/2047	5,123,536
2,605,573	JOL Air Ltd., Series 2019-1-A	3.97	% (a)	04/15/2044	2,627,650
14,602,087	MACH 1 Cayman Ltd., Series 2019-1-A	3.47	% (a)	10/15/2039	14,754,664
1,620,505	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01	% (a)	06/22/2043	1,751,341
2,607,758	Mosaic Solar Loan Trust, Series 2019-2A-B	3.28	% (a)	09/20/2040	2,710,072
7,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68	% (a)	02/18/2042	7,646,332
7,810,393	NP SPE LLC, Series 2016-1A-A1	4.16	% (a)	04/20/2046	8,188,534
5,000,000	NP SPE LLC, Series 2019-1A-A2	3.24	% (a)	09/20/2049	5,097,655
4,519,308	Pioneer Aircraft Finance Ltd., Series 2019-1-A	3.97	% (a)	06/15/2044	4,503,626
19,750,000	Primose Funding LLC, Series 2019-1A-A2	4.48	% (a)	07/30/2049	20,219,695
4,439,547	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23	% (a)	03/15/2040	4,422,978
6,000,000	SBA Tower Trust	3.17	% (a)	04/11/2022	6,016,068
2,468,750	SERVPRO Master Issuer LLC, Series 2019-1A-A2	3.88	% (a)	10/25/2049	2,557,407
4,976,431	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75	% (a)	10/15/2042	4,945,627
28,414,728	SoFi Alternative Trust, Series 2021-A-PT1	1.48	% (a)(c)	03/15/2047	28,275,979
23,000,000	SoFi Alternative Trust, Series 2021-B-PT1	1.76	% (a)(c)	02/15/2047	23,157,343
248,775	SoFi Consumer Loan Program Trust, Series 2017-1-B	4.73	% (a)(c)	01/26/2026	250,624
731,665	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78	% (a)	09/25/2026	735,614
1,480,870	SoFi Professional Loan Program, Series 2016-A-A2	2.76	% (a)	12/26/2036	1,503,036
5,000,000	SoFi Professional Loan Program, Series 2017-B-BFX	3.70	% (a)(c)	05/25/2040	5,184,721
2,000,000	SoFi Professional Loan Program, Series 2017-C-C	4.21	% (a)(c)	07/25/2040	2,088,133
72,773	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32	% (a)	06/15/2028	73,536
3,000,000	Stack Infrastructure Issuer LLC, Series 2019-2A-A2	3.08	% (a)	10/25/2044	3,096,272
2,467,823	START Ireland, Series 2019-1-A	4.09	% (a)	03/15/2044	2,457,154
3,493,394	Start Ltd., Series 2018-1-A	4.09	% (a)	05/15/2043	3,509,606
569,035	Start Ltd., Series 2019-2-A	3.54	% (a)	11/15/2044	559,494
4,534,184	Sunnova Helios Issuer LLC, Series 2018-1A-A	4.87	% (a)	07/20/2048	4,878,444
5,373,224	Sunnova Sol LLC, Series 2020-1A-A	3.35	% (a)	02/01/2055	5,529,035
4,841,983	Sunrun Atlas Issuer LLC, Series 2019-2-A	3.61	% (a)	02/01/2055	5,126,382
14,662,500	Taco Bell Funding LLC, Series 2018-1A-A2I	4.32	% (a)	11/25/2048	14,796,203
211,667	Textainer Marine Containers Ltd., Series 2019-1A-A	3.96	% (a)	04/20/2044	212,077
5,000,000	Upgrade Master Pass-Thru Trust, Series 2021-PT3-A	5.72	% (a)	06/15/2027	5,030,695
8,500,000	Upstart Pass-Through Trust Series, Series 2021-ST2-A	2.50	% (a)	04/20/2027	8,586,741
2,680,410	Upstart Securitization Trust, Series 2020-2-A	2.31	% (a)	11/20/2030	2,701,668
8,000,000	Vantage Data Centers Issuer LLC, Series 2020-2A-A2	1.99	% (a)	09/15/2045	7,877,528
5,000,000	VB-S1 Issuer LLC, Series 2018-1A-C	3.41	% (a)	02/15/2048	5,152,195
2,500,000	VB-S1 Issuer LLC, Series 2020-1A-C2	3.03	% (a)	06/15/2050	2,620,525
11,752,653	Vivint Solar Financing LLC, Series 2020-1A-A	2.21	% (a)	07/31/2051	11,615,417
12,454,910	Wave LLC, Series 2019-1-A	3.60	% (a)	09/15/2044	12,517,658

Total Asset Backed Obligations (Cost $407,677,251)					411,123,997

Bank Loans—3.8%
1,265,389	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75% )	1.86%		11/19/2026	1,244,435
1,315,000	AAdvantage Loyalty IP, Ltd., Senior Secured First Lien Term Loan	5.50	% (d)	03/24/2028	1,348,907
2,110,628	Access CIG LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75% )	3.87%		02/27/2025	2,096,676
1,918,834	Acrisure LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50% )	3.70%		02/16/2027	1,899,453
1,000,000	Acuris Finance US, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		02/16/2028	993,750
2,703,541	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75% )	2.88%		01/05/2026	2,666,367
1,553,222	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		04/22/2024	1,507,115
1,698,064	Aldevron LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		10/12/2026	1,699,125
2,484,648	Alera Group Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		08/01/2025	2,487,753
1,760,000	Aligned Energy LLC	3.36	% (d)(g)	09/02/2023	1,760,000
4,240,000	Aligned Energy LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		09/02/2023	4,240,000
1,840,000	AlixPartners LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		02/04/2028	1,835,400
503,738	Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/08/2027	503,657
1,750,315	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25% )	3.36%		05/09/2025	1,730,423
2,686,000	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25% )	4.36%		07/10/2026	2,681,810
1,301,252	Almonde, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/13/2024	1,277,166
450,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	453,431
280,000	Alpha 3 B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		03/17/2028	279,518
2,140,906	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75% )	2.86%		07/31/2024	2,108,803
1,230,251	Amentum Government Services Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50% )	3.61%		02/01/2027	1,223,079
926,650	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75% )	1.86%		01/29/2027	848,200
450,000	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00% )	2.11%		04/28/2023	430,243
448,293	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00% )	2.11%		12/15/2023	429,552
458,850	American Residential Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/15/2027	458,276
	American Tire Distributors, Inc., Senior Secured First Lien Term Loan
805,357	(1MonthLIBORUSD+7.50%,1.00% Floor)(1MonthLIBORUSD+5.50% +1.50% PIK)	8.50%		09/02/2024	789,251
92,477	(3MonthLIBORUSD+7.50%,1.00% Floor)(3MonthLIBORUSD+5.50% +1.50% PIK)	8.50%		09/02/2024	90,627
980,000	American Trailer World Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/03/2028	975,105
134,663	AmWINS Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.00%		02/22/2028	133,853
	Applied Systems, Inc., Senior Secured First Lien Term Loan
53,465	(PrimeRate+2.00%,0.50% Floor)	5.25%		09/19/2024	53,334
3,849,065	(3MonthLIBORUSD+2.00%,0.50% Floor)	3.50%		09/19/2024	3,839,694
2,014,950	Arches Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		12/06/2027	2,004,372
653,175	Arctic Glacier U.S.A., Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/20/2024	619,158
2,508,446	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		07/12/2024	2,502,175
2,526,776	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50% )	3.61%		02/12/2027	2,501,509
2,131,209	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00% )	3.11%		11/03/2023	2,127,000
1,958,106	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25% )	3.36%		12/23/2026	1,948,149
75,000	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25% )	3.36%		07/30/2027	74,555
295,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25% )	5.36%		01/31/2028	300,863
1,664,773	Athenahealth, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25% )	4.45%		02/11/2026	1,671,016
600,000	Autokiniton US Holdings, Inc., Senior Secured First Lien Term Loan	5.00	% (d)	03/29/2028	602,625
587,988	Avantor Funding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		11/21/2024	589,090
857,850	Avantor Funding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		11/08/2027	859,244
1,505,000	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00% )	4.11%		12/15/2027	1,506,618
1,047,606	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25% )	4.36%		12/15/2027	1,049,816
1,278,636	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50% )	3.71%		07/24/2026	1,269,046
1,256,250	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75% )	2.86%		11/27/2025	1,250,836
960,389	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00% )	3.11%		06/02/2025	958,478
811,203	BellRing Brands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		10/21/2024	817,624
2,866,077	BioScrip, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75% )	3.86%		08/06/2026	2,858,467
2,093,977	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00% )	3.11%		06/16/2025	2,068,357
1,629,419	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50% )	3.69%		09/30/2024	1,628,026
1,639,155	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75% )	3.86%		10/02/2025	1,634,221
1,884,395	Brand Industrial Services, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/21/2024	1,859,201
1,332,976	Brazos Delaware LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00% )	4.11%		05/21/2025	1,248,831
1,452,468	Bright Bidco B.V., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/28/2024	1,114,769
1,162,735	Brookfield WEC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		08/01/2025	1,154,381
1,126,488	BY Crown Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/02/2026	1,129,129
827,925	Cablevision Lightpath LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/30/2027	827,838
2,565,229	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75% )	2.86%		12/23/2024	2,531,201
1,014,900	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50% )	4.61%		07/21/2025	1,018,244
216,700	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00% )	2.11%		08/12/2026	214,571
836,505	Cambium Learning Group, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50% )	5.25%		12/18/2025	838,546
2,494,690	Camelot U.S. Acquisition 1 Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00% )	3.11%		10/30/2026	2,477,926
615,350	Carnival Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.50%, 1.00% Floor)	8.50%		06/30/2025	636,669
2,564,245	Castle US Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75% )	3.95%		01/29/2027	2,537,000
2,106,723	Cengage Learning, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/07/2023	2,088,732
	Change Healthcare Holdings, Inc., Senior Secured First Lien Term Loan
1,188,978	(1MonthLIBORUSD+2.50%,1.00% Floor)	3.50%		03/01/2024	1,189,044
1,296,864	(3MonthLIBORUSD+2.50%,1.00% Floor)	3.50%		03/01/2024	1,296,935
1,260,000	Charter NEX US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		12/01/2027	1,264,164
2,506,000	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		06/07/2023	2,501,302
2,277,642	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75% )	2.86%		03/31/2025	2,249,172
794,622	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		10/02/2024	795,206
2,496,402	Clarios Global LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25% )	3.36%		04/30/2026	2,474,558
1,285,276	Clear Channel Outdoor Holdings, Inc. Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50% )	3.71%		08/21/2026	1,238,331
1,973,518	ClubCorp Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75% )	2.95%		09/18/2024	1,860,346
915,000	CNT Holdings I Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		11/08/2027	914,286
573,563	CommerceHub, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/29/2027	574,819
2,050,393	Compass Power Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	2,040,653
663,300	Connect U.S. Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/11/2026	661,987
1,019,875	Conservice Midco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25% )	4.45%		05/13/2027	1,020,640
278,462	Consolidated Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/04/2027	279,201
450,000	Constant Contact, Inc.	4.75	% (d)(g)	02/10/2028	447,750
1,675,000	Constant Contact, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		02/10/2028	1,666,625
1,441,943	Cornerstone OnDemand, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25% )	4.36%		04/22/2027	1,445,101
2,040,000	CP Atlas Buyer, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/23/2027	2,029,647
1,163,988	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25% )	2.36%		07/17/2025	1,150,666
519,400	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25% )	2.36%		01/15/2026	513,071
1,351,971	CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 1.00% Floor)	7.25%		01/04/2022	1,347,090
2,537,858	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75% )	3.90%		11/29/2024	2,476,530
482,375	Cyanco Intermediate 2 Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50% )	3.61%		03/17/2025	480,747
1,318,742	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/01/2024	1,268,689
1,646,430	DCert Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00% )	4.11%		10/16/2026	1,645,631
2,005,260	Deerfield Dakota Holding LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		04/09/2027	2,010,274
2,378,258	Delta 2 (Lux) SARL, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		02/01/2024	2,359,493
1,130,000	Delta Topco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	1,130,203
2,263,217	Dentalcorp Perfect Smile ULC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		06/06/2025	2,249,072
2,315,152	DG Investment Intermediate Holdings 2, Inc., Senior Secured First Lien	4.50	% (d)	03/18/2028	2,307,199
484,848	DG Investment Intermediate Holdings 2, Inc., Senior Secured First Lien	4.50	% (d)	03/18/2028	483,183
250,000	DG Investment Intermediate Holdings 2, Inc., Senior Secured Second Lien	7.50	% (d)	03/18/2029	251,250
2,149,432	Diamond (BC) B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00% )	3.11%		09/06/2024	2,142,070
721,555	Diamond Sports Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25% )	3.36%		08/24/2026	500,878
336,054	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50% )	3.75%		04/06/2026	326,660
625,061	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50% )	3.75%		04/06/2026	607,588
2,143,410	EAB Global, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		11/15/2024	2,138,051
720,000	Edelman Financial Center LLC, Senior Secured First Lien	4.50	% (d)	04/05/2028	717,077
2,569,059	Edelman Financial Center LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00% )	3.11%		07/21/2025	2,559,836
655,000	EG America LLC, Senior Secured First Lien	4.75	% (d)	03/12/2026	649,269
818,304	EG Group, Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00% )	4.20%		02/06/2025	806,614
1,170,000	Endo Luxembourg Finance Company I SARL, Senior Secured First Lien	5.75	% (d)	03/25/2028	1,160,248
2,535,000	Endurance International Group, Inc., The, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/10/2028	2,512,819
1,090,000	Energizer Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/22/2027	1,087,727
2,789,526	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75% )	3.86%		10/10/2025	2,415,855
120,000	eResearchTechnology, Inc., Senior Secured First Lien	5.50	% (d)	02/04/2027	120,300
840,220	ESH Hospitality, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00% )	2.11%		09/18/2026	835,645
1,024,172	EW Scripps Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.56%, 0.75% Floor)	3.31%		05/01/2026	1,020,972
1,855,666	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/02/2024	1,857,929
877,800	Exgen Renewables LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		12/15/2027	879,995
2,072,859	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00% )	3.11%		03/31/2025	2,046,046
1,527,185	First Advantage Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00% )	3.11%		01/29/2027	1,518,022
1,101,948	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25% )	3.45%		06/30/2025	1,085,490
1,967,889	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50% )	3.70%		08/01/2024	1,843,666
2,203,560	Flexera Software LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/03/2028	2,210,446
603,019	Foresight Energy LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50	% (e)	06/30/2027	603,019
500,825	Forterra Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/25/2023	502,328
1,270,000	Foundation Building Materials, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		01/31/2028	1,259,999
548,107	Frontdoor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50% )	2.63%		08/18/2025	547,764
797,535	Frontera Generation Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25	% (f)	05/02/2025	57,821
590,000	Frontier Communications Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/08/2021	589,262
2,640,000	Garda World Security Corporation, Senior Secured First Lien	4.36	% (d)	10/30/2026	2,646,046
549,450	Gardner Denver, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75% )	1.86%		03/01/2027	543,269
1,420,000	Gemini HDPE LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		12/31/2027	1,415,570
2,383,652	Gentiva Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75% )	2.88%		07/02/2025	2,373,724
1,375,186	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50% )	4.63%		02/19/2026	1,365,016
	Global Medical Response, Inc., Senior Secured First Lien Term Loan
1,179,055	(3MonthLIBORUSD+4.75%,1.00% Floor)	5.75%		10/02/2025	1,177,138
252,358	(6MonthLIBORUSD+4.75%,1.00% Floor)	5.75%		10/02/2025	251,948
1,674,645	Golden Nugget, Inc., Senior Secured First Lien Term Loan	3.70%		10/04/2023	1,651,476
2,488,259	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75% )	2.86%		10/10/2025	2,483,145
1,275,000	Grab Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		01/29/2026	1,302,094
1,332,339	Graham Packaging Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		08/04/2027	1,325,757
1,512,772	Granite US Holdings Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00% )	4.17%		09/30/2026	1,510,881
2,420,332	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50% )	2.62%		01/02/2026	2,408,618
1,930,163	Great Outdoors Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		03/06/2028	1,935,712
2,720,067	Greeneden U.S. Holdings II LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/01/2027	2,722,787
529,103	GTT Communications, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75% )	3.00%		06/02/2025	448,827
932,542	Gulf Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		08/25/2023	776,173
1,685,775	Harbor Freight Tools USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		10/19/2027	1,686,154
1,242,833	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50% )	3.61%		08/05/2024	1,244,647
2,600,000	Helios Software Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75% )	3.93%		03/13/2028	2,585,388
766,350	Hexion, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50% )	3.71%		07/01/2026	767,312
2,103,294	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69% )	3.80%		05/23/2025	2,085,774
1,090,000	Horizon Therapeutics USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		03/15/2028	1,088,365
822,317	Houston Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75% )	3.86%		07/21/2025	814,607
2,077,278	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		07/01/2024	2,078,795
190,000	Hyland Software, Inc., Senior Secured Second Lien	7.00	% (d)	07/10/2025	190,791
429,663	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.75%		07/07/2025	431,453
437,938	IAA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25% )	2.36%		06/29/2026	436,295
1,112,922	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00% )	3.11%		05/01/2026	1,101,098
2,070,000	INEOS US Petrochem LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		01/29/2026	2,067,092
1,777,050	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25% )	3.36%		02/25/2027	1,766,388
411,928	Intelsat Jackson Holdings S.A., Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	6.50%		07/13/2022	417,901
2,739,533	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (Prime Rate + 4.75%, 1.00% Floor)	8.00%		11/27/2023	2,791,214
2,490,000	ION Trading Finance Limited, Senior Secured First Lien	4.86	% (d)	03/26/2028	2,493,113
1,742,711	ION Trading Technologies SARL	5.00	% (d)	11/21/2024	1,745,891
	IRB Holding Corporation, Senior Secured First Lien Term Loan
3,400	(1MonthLIBORUSD+2.75%,1.00% Floor)	3.75%		02/05/2025	3,377
1,304,373		3.75%		02/05/2025	1,295,627
1,152,113	IRB Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		12/15/2027	1,149,411
2,486,267	IRI Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25% )	4.36%		12/01/2025	2,490,929
2,545,635	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75% )	1.86%		01/02/2026	2,518,053
1,100,000	Ivanti Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		12/01/2027	1,105,847
325,084	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/20/2023	324,475
962,704	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75% )	2.86%		02/05/2027	962,704
175,000	Kenan Advantage Group, Inc., Senior Secured First Lien	4.50	% (d)	03/18/2026	174,344
1,412,125	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/11/2026	1,372,381
1,237,556	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50% )	4.63%		07/02/2025	1,242,197
1,955,000	Kleopatra Finco SARL, Senior Secured First Lien	5.25	% (d)	02/09/2026	1,952,556
580,000	Kodiak Building Partners, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/10/2028	577,100
1,735,650	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		12/22/2026	1,713,173
191,515	LBM Acquisition LLC, Senior Secured First Lien	4.50	% (d)	12/17/2027	191,031
861,818	LBM Acquisition LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/17/2027	859,638
91,521	Lealand Finance Company B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.00% )	1.11%		06/30/2025	51,862
439,249	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25% )	2.36%		03/24/2025	433,574
2,054,850	LogMeIn, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75% )	4.85%		08/31/2027	2,051,963
1,552,566	Lower Cadence Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00% )	4.11%		05/22/2026	1,518,930
1,607,627	Lucid Energy Group II Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/18/2025	1,560,065
1,496,250	Lummus Technology Holdings V LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50% )	3.61%		06/30/2027	1,491,574
365,667	Maravai Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		10/19/2027	367,952
875,821	Marriott Ownership Resorts, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75% )	1.86%		08/29/2025	855,787
1,839,328	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25% )	3.50%		03/20/2025	1,835,879
1,067,325	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		03/20/2025	1,066,994
273,024	MED ParentCo LP, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 4.25% )	4.36%		08/31/2026	271,296
1,888,738	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25% )	4.36%		08/31/2026	1,876,782
621,779	Messer Industries GMBH, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50% )	2.70%		03/02/2026	617,818
4,134,825	Milano Acquisition Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		10/01/2027	4,124,488
1,085,000	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		06/21/2027	1,154,597
2,265,537	Minotaur Acquisition, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00% )	5.11%		03/27/2026	2,266,488
	Mirion Technologies, Inc., Senior Secured First Lien Term Loan
83,166	(3MonthLIBORUSD+4.00% )	4.23%		03/06/2026	83,405
200,387	(6 Month LIBOR USD + 4.00%)	4.27%		03/06/2026	200,964
2,159,679	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		05/14/2026	2,138,384
1,872,552	Mitchell International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		11/29/2024	1,845,896
335,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.36%		12/01/2025	335,209
443,132	MLN US HoldCo LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.60%		11/28/2025	392,847
57,932	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.45%		11/12/2026	56,096
440,787	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.45%		11/12/2026	426,816
1,185,911	MPH Acquisition Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		06/07/2023	1,180,859
684,600	Nascar Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		10/19/2026	680,965
527,850	NCR Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.72%		08/28/2026	523,231
2,490,366	Numericable U.S. LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.20%		08/14/2026	2,487,876
125,684	OneDigital Borrower LLC, Senior Secured First Lien Delayed-Draw Term Loan (Prime Rate + 3.50%, 0.75% Floor)	5.25	%(g)	11/16/2027	125,893
2,349,316	OneDigital Borrower LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%		11/16/2027	2,353,240
605,267	Ortho-Clinical Diagnostics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		06/30/2025	604,965
391,000	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.45%		10/24/2025	387,581
635,000	Packaging Coordinators Midco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		11/30/2027	635,495
1,185,000	Packers Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/06/2028	1,173,648
600,000	PAI HoldCo, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/26/2027	602,814
2,507,602	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		09/27/2024	2,481,222
1,240,000	Park River Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		12/28/2027	1,234,866
2,379,075	Pathway Vet Alliance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		03/31/2027	2,368,417
500,613	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		05/29/2026	497,893
1,374,177	Peraton Corporation, Senior Secured First Lien	4.50	%(d)	02/01/2028	1,376,471
780,823	Peraton Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		02/01/2028	782,127
2,470,000	Petco Health and Wellness Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		02/25/2028	2,464,208
1,260,000	PetSmart, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		02/11/2028	1,259,811
64,835	PetVet Care Centers LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/14/2025	64,779
1,305,138	PG&E Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		06/23/2025	1,305,542
488,702	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	485,496
510,000	Pike Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.12%		01/21/2028	509,363
800,136	Pisces Midco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		04/12/2025	800,836
650,000	Playa Resorts Holding BV, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		04/29/2024	626,366
1,600,000	Playtika Holding Corporation, Senior Secured First Lien	2.86	%(d)	03/11/2028	1,593,000
2,435,000	PODS LLC, Senior Secured First Lien	3.75	%(d)	03/19/2028	2,426,173
590,000	PointClickCare Technologies, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		12/29/2027	590,738
	Polar US Borrower LLC, Senior Secured First Lien Term Loan
1,227,808	(1MonthLIBORUSD+4.75%)	4.86%		10/15/2025	1,221,669
9,029	(1MonthLIBORUSD+4.75%)	5.00%		10/15/2025	8,984
957,120	PowerTeam Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		03/06/2025	951,291
661,586	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.86%		03/11/2026	643,270
1,604,688	Pregis Topco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		07/31/2026	1,594,490
282,863	Presidio Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.72%		01/22/2027	282,686
	Prime Security Services Borrower LLC, Senior Secured First Lien Term Loan
626,525	(1MonthLIBORUSD+2.75%,0.75%Floor)	3.50%		09/23/2026	624,761
402,111	(3MonthLIBORUSD+2.75%,0.75%Floor)	3.50%		09/23/2026	400,979
804,446	(6MonthLIBORUSD+2.75%,0.75%Floor)	3.50%		09/23/2026	802,182
402,111	(12MonthLIBORUSD+2.75%,0.75%Floor)	3.50%		09/23/2026	400,979
961,585	Pro Mach Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		03/07/2025	945,824
2,478,952	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.15%		04/26/2024	2,475,543
1,289,757	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		02/12/2027	1,249,452
2,645,000	Rackspace Technology Global, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		02/03/2028	2,625,017
2,194,370	Radiate Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		09/25/2026	2,196,115
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
1,382,886	(1MonthLIBORUSD+4.25%)	4.36%		07/09/2025	1,374,389
1,185,625	(3MonthLIBORUSD+4.25%)	4.47%		07/09/2025	1,178,339
2,285,000	RealPage, Inc., Senior Secured First Lien	3.75	%(d)	02/18/2028	2,277,380
937,650	Redstone Buyer LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		09/01/2027	942,141
1,876,491	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		11/14/2025	1,874,896
2,058,358	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		05/30/2025	2,012,261
720,000	Rent-A-Center, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		02/17/2028	725,101
282,896	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		06/30/2021	285,725
1,629,122	RentPath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 3.75%, 1.00% Floor)	7.00	%(f)	12/17/2021	1,469,411
797,799	Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		02/06/2023	795,370
	Riverbed Technology, Inc., Senior Secured First Lien Term Loan
644,964	(1MonthLIBORUSD+6.00%,1.00%Floor)	7.00%		12/31/2025	621,122
1,065	(2MonthLIBORUSD+6.00%,1.00%Floor)	7.00%		12/31/2025	1,026
418,971	(3MonthLIBORUSD+6.00%,1.00%Floor)	7.00%		12/31/2025	403,484
863,308	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		02/22/2024	853,233
329,175	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/17/2027	333,086
1,876,740	Scientific Games International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		08/14/2024	1,844,320
1,461,830	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/01/2024	1,357,594
1,745,553	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		12/31/2025	1,724,580
2,545,689	Severin Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		08/01/2025	2,519,595
2,531,450	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		09/30/2026	2,496,643
1,727,123	SIWF Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		06/13/2025	1,724,239
937,044	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		04/17/2026	917,572
905,000	SkyMiles IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		10/20/2027	951,607
	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan
415,637	(1MonthLIBORUSD+2.50%)	2.61%		01/23/2025	396,934
1,009,731	(3MonthLIBORUSD+2.50%)	2.71%		01/23/2025	964,292
1,261,546	SolarWinds Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		02/05/2024	1,239,955
	Solenis International LP, Senior Secured First Lien Term Loan
1,272,340	(3MonthLIBORUSD+4.00%)	4.19%		06/26/2025	1,270,749
196,535	(3MonthLIBORUSD+4.00%)	4.23%		06/26/2025	196,290
80,000	Solenis International LP, Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	8.69%		06/26/2026	80,306
2,463,825	Sophia LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		10/07/2027	2,466,141
1,590,000	Sotera Health Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		12/11/2026	1,588,013
2,734,984	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		06/27/2025	2,724,727
554,750	Southern Graphics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		12/30/2022	418,373
189,697	Southern Veterinary Partners LLC, Senior Secured First Lien Term Loan	5.00	%(d)(g)	10/01/2027	190,468
1,371,865	Southern Veterinary Partners LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/01/2027	1,377,441
1,585,000	Spin Holdco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		03/06/2028	1,573,533
1,617,106	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		04/16/2025	1,603,296
885,154	Staples, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.21%		04/16/2026	864,995
774,231	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		10/01/2025	763,504
917,522	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.75%		07/10/2025	920,201
455,400	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.25%		10/02/2026	455,514
2,287,716	Surf Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.68%		03/05/2027	2,268,476
257,738	Syncreon Group Holdings B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/01/2024	258,060
	TAMKO Building Products LLC, Senior Secured First Lien Term Loan
1,402,089	(1MonthLIBORUSD+3.00%)	3.11%		05/29/2026	1,399,467
481,933	(2MonthLIBORUSD+3.00%)	3.14%		05/29/2026	481,032
18,726	Tapstone Energy Holdings III LLC, Unsecured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00	%(e)	04/17/2024	18,726
803,385	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	749,434
1,825,825	Tech Data Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		06/30/2025	1,833,320
781,075	Tech Data Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.50%)	5.61%		06/30/2025	786,281
1,460,468	Telesat Canada, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		12/07/2026	1,409,498
2,396,880	Tempo Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/02/2026	2,399,133
1,584,978	Terrier Media Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		12/17/2026	1,572,979
3,042,801	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		02/06/2026	3,030,448
120,675	The Hillman Group, Inc., Senior Secured First Lien	3.25	%(d)	02/24/2028	120,248
594,325	The Hillman Group, Inc., Senior Secured First Lien	3.25	%(d)	02/24/2028	592,221
2,545,141	TIBCO Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		06/30/2026	2,518,099
155,000	TIBCO Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.36%		03/03/2028	157,044
2,083,705	Titan Acquisition, Ltd., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.27%		03/28/2025	2,044,958
1,896,282	TKC Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		02/01/2023	1,856,148
2,513,817	TransDigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		12/09/2025	2,465,112
1,890	TransDigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		05/30/2025	1,855
773,076	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.11%		01/25/2024	726,923
1,058,378	Travelport Finance (Luxembourg) SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	2.50%		02/28/2025	1,079,985
431,847	Travelport Finance (Luxembourg) SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.25%		05/29/2026	352,698
231,370	TricorBraun Holdings, Inc., Senior Secured First Lien Delayed-Draw Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75	%(g)	03/03/2028	229,490
1,028,630	TricorBraun Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		03/03/2028	1,020,273
2,076,469	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/17/2024	2,060,574
2,345,000	Triton Water Holdings, Inc., Senior Secured First Lien	4.00	%(d)	03/29/2028	2,338,950
635,000	Truck Hero, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		01/31/2028	634,429
784,004	U.S. Silica Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		05/01/2025	758,916
2,124,538	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		04/04/2025	2,117,676
63,830	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		02/25/2027	63,666
2,520,227	UFC Holdings LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		04/29/2026	2,514,116
785,618	UGI Energy Services LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		08/13/2026	785,127
94,553	UKG, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		05/04/2026	94,585
2,379,324	UKG, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		05/04/2026	2,382,858
210,000	UKG, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		05/03/2027	215,950
700,000	Ultra Clean Holdings, Inc., Senior Secured First Lien	0.00	%(d)	08/27/2025	702,625
436,009	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		10/22/2025436,339
330,813	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		07/01/2026	329,602
447,694	Univision Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/13/2026	448,102
673,200	Upstream Newco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.61%		11/20/2026	672,783
2,531,450	US Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		09/14/2026	2,486,542
1,136,792	USIC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/08/2023	1,132,529
119,700	Utz Quality Foods LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		01/20/2028	119,750
895,602	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		10/28/2024	847,840
125,000	Verscend Holding Corporation (1 Month LIBOR USD + 0.00%)	4.11%		08/27/2025	125,174
2,702,174	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.61%		08/27/2025	2,705,930
2,482,541	Vertical U.S. Newco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	4.48%		07/30/2027	2,491,701
280,000	Virtusa Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		02/11/2028	280,701
2,470,534	VS Buyer LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		02/26/2027	2,466,420
1,703,173	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		02/05/2026	1,685,971
713,190	WaterBridge Midstream Operating LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	6.75%		06/22/2026	678,422
1,233,390	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		07/31/2026	1,227,223
1,825,000	WIN Waste Innovations Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		03/31/2028	1,821,961
692,145	Zayo Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		03/09/2027	687,490
2,476,303	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.62%		09/30/2026	2,470,112
230,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		04/28/2028	228,009

Total Bank Loans (Cost $433,013,415)					433,127,459

Collateralized Loan Obligations—3.4%
875,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	3.74	%(a)	07/15/2026	868,461
1,000,000	AIMCO, Series 2018-AA-D (3 Month LIBOR USD + 2.55%)	2.77	%(a)	04/17/2031	983,525
7,500,000	Anchorage Capital Ltd., Series 2019-13A-B (3 Month LIBOR USD + 2.00%, 2.00% Floor)	2.24	%(a)	04/15/2032	7,502,934
1,000,000	Apidos Ltd., Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	2.84	%(a)	04/15/2031	960,569
1,500,000	Apidos Ltd., Series 2015-20A-CR (3 Month LIBOR USD + 2.95%)	3.17	%(a)	07/16/2031	1,484,259
2,500,000	Apidos Ltd., Series 2020-33A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.42	%(a)	07/24/2031	2,505,383
5,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	3.79	%(a)	05/28/2030	4,971,296
4,500,000	Avery Point Ltd., Series 2015-7A-DR (3 Month LIBOR USD + 3.60%)	3.84	%(a)	01/15/2028	4,501,363
5,000,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	3.17	%(a)	10/20/2030	4,924,334
3,400,000	Babson Ltd., Series 2015-IA-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.82	%(a)	01/20/2031	3,278,173
3,250,000	Babson Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	3.82	%(a)	07/18/2029	3,248,573
6,455,000	Bain Capital Credit Ltd., Series 2016-2A-DRR (3 Month LIBOR USD + 3.85%, 3.85% Floor)	0.01	%(a)	01/15/2029	6,483,206
2,000,000	Barings Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%)	2.84	%(a)	04/15/2031	1,912,418
5,100,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	3.12	%(a)	07/20/2029	4,899,797
2,000,000	Barings Ltd., Series 2018-4A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.14	%(a)	10/15/2030	1,966,918
3,000,000	Barings Ltd., Series 2019-1A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	4.09	%(a)	04/15/2031	2,997,856
2,250,000	Barings Ltd., Series 2019-2A-C (3 Month LIBOR USD + 3.85%, 3.85% Floor)	4.09	%(a)	04/15/2031	2,251,459
3,000,000	BlueMountain Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 4.15%, 4.15% Floor)	4.37	%(a)	01/20/2029	2,953,677
4,000,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	2.82	%(a)	04/20/2031	3,759,001
2,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.29	%(a)	11/15/2030	1,915,299
4,500,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	3.24	%(a)	07/15/2030	4,435,045
2,750,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.96	%(a)	01/30/2031	2,626,390
2,500,000	Canyon Capital Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 3.65%)	3.89	%(a)	04/15/2029	2,502,017
3,000,000	Canyon Capital Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.80%)	3.04	%(a)	07/15/2031	2,943,782
1,500,000	Canyon Capital Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	3.84	%(a)	07/15/2030	1,498,524
4,000,000	Canyon Capital Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.14	%(a)	07/15/2031	3,898,730
2,500,000	Canyon Capital Ltd., Series 2021-1A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	0.01	%(a)	04/15/2034	2,500,000
2,500,000	Carlyle US Ltd., Series 2016-4A-CR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	3.02	%(a)	10/20/2027	2,383,790
10,000,000	Catamaran Ltd., Series 2016-1A-CR (3 Month LIBOR USD + 3.75%, 3.75% Floor)	0.01	%(a)	01/18/2029	9,836,625
1,000,000	Catamaran Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.72	%(a)	10/25/2031	1,000,502
5,000,000	CIFC Funding Ltd., Series 2015-4A-CR2 (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.11	%(a)	04/20/2034	4,900,444
4,500,000	CIFC Funding Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.50%)	3.72	%(a)	04/23/2029	4,480,060
1,000,000	CIFC Funding Ltd., Series 2020-1A-B (3 Month LIBOR USD + 2.30%, 2.30% Floor)	2.54	%(a)	07/15/2032	1,002,918
1,000,000	CIFC Funding Ltd., Series 2020-2A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.42	%(a)	08/24/2032	1,004,901
4,500,000	Columbia Cent Ltd., Series 2020-29A-B1 (3 Month LIBOR USD + 2.46%, 2.46% Floor)	2.68	%(a)	07/20/2031	4,532,022
3,250,000	Cook Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.60%)	2.82	%(a)	04/17/2030	3,194,482
1,000,000	Crown Point Ltd., Series 2020-9A-C (3 Month LIBOR USD + 3.60%, 3.60% Floor)	3.83	%(a)	07/14/2032	1,002,788
2,200,000	Dryden Ltd., Series 2016-43A-DR3 (3 Month LIBOR USD + 3.25%, 3.25% Floor)	0.01	%(a)	04/20/2034	2,200,000
10,000,000	Dryden Senior Loan Fund, Series 2014-33A-DR3 (3 Month LIBOR USD + 3.65%, 3.65% Floor)	3.89	%(a)	04/15/2029	10,009,112
3,000,000	Dryden Senior Loan Fund, Series 2015-40A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.29	%(a)	08/15/2031	2,997,093
2,200,000	Dryden Senior Loan Fund, Series 2016-43A-DRR (3 Month LIBOR USD + 3.55%, 3.55% Floor)	3.77	%(a)	07/20/2029	2,208,611
2,000,000	Dryden Senior Loan Fund, Series 2018-57A-D (3 Month LIBOR USD + 2.55%, 2.55% Floor)	2.74	%(a)	05/15/2031	1,947,634
5,000,000	Elmwood Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.10%, 2.10% Floor)	2.32	%(a)	04/20/2031	5,005,352
2,250,000	Fillmore Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	3.14	%(a)	07/15/2030	2,206,534
2,000,000	Gilbert Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 2.95%)	3.19	%(a)	10/15/2030	1,985,392
4,000,000	Gilbert Park Ltd., Series 2017-1A-E (3 Month LIBOR USD + 6.40%)	6.64	%(a)	10/15/2030	3,978,212
5,000,000	GoldenTree Loan Management Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	3.07	%(a)	04/20/2030	4,954,275
3,500,000	GoldenTree Loan Opportunities Ltd., Series 2015-11A-DR2 (3 Month LIBOR USD + 2.40%)	2.62	%(a)	01/18/2031	3,372,176
2,000,000	Grippen Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.30%)	3.52	%(a)	01/20/2030	1,999,434
740,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	2.91	%(a)	08/01/2025	740,098
1,500,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	3.87	%(a)	10/22/2025	1,324,978
5,000,000	Hayfin Kingsland Ltd., Series 2018-9A-BR (3 Month LIBOR USD + 1.80%)	2.02	%(a)	04/28/2031	5,006,599
1,000,000	Hayfin Kingsland Ltd., Series 2019-1A-B1 (3 Month LIBOR USD + 2.25%, 2.25% Floor)	2.47	%(a)	04/28/2031	1,002,177
1,481,500	Highbridge Loan Management Ltd., Series 4A-2014-A2R (3 Month LIBOR USD + 1.50%)	1.72	%(a)	01/28/2030	1,478,380
2,500,000	Highbridge Loan Management Ltd., Series 8A-2016-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.12	%(a)	07/20/2030	2,487,523
1,500,000	HPS Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.24	%(a)	10/15/2030	1,447,457
4,000,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%)	2.97	%(a)	07/20/2031	3,840,473
2,000,000	LCM LP, Series 19A-D (3 Month LIBOR USD + 3.45%, 3.45% Floor)	3.69	%(a)	07/15/2027	1,986,079
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%)	3.02	%(a)	10/20/2027	1,978,984
2,000,000	LCM Ltd., Series 25A-D (3 Month LIBOR USD + 3.45%)	3.67	%(a)	07/20/2030	1,949,763
3,250,000	LCM Ltd., Series 28A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.17	%(a)	10/20/2030	3,124,420
4,000,000	LCM Ltd., Series 30A-D (3 Month LIBOR USD + 3.75%, 3.75% Floor)	3.97	%(a)	04/20/2031	4,005,038
2,455,896	Longfellow Place Ltd., Series 2013-1A-ARR (3 Month LIBOR USD + 1.34%)	1.58	%(a)	04/15/2029	2,459,016
4,000,000	Madison Park Funding Ltd., Series 2014-14A-DRR (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.17	%(a)	10/22/2030	3,955,200
2,000,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	3.66	%(a)	01/27/2026	1,998,656
1,250,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	5.65	%(a)	01/27/2026	1,247,990
1,000,000	Madison Park Funding Ltd., Series 2015-16A-D (3 Month LIBOR USD + 5.50%)	5.72	%(a)	04/20/2026	996,876
5,000,000	Madison Park Funding Ltd., Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	3.17	%(a)	10/21/2030	4,937,085
3,750,000	Madison Park Funding Ltd., Series 2019-34A-D (3 Month LIBOR USD + 3.70%, 3.70% Floor)	3.92	%(a)	04/25/2031	3,752,625
4,000,000	Magnetite Ltd., Series 2015-14RA-D (3 Month LIBOR USD + 2.85%)	3.07	%(a)	10/18/2031	3,957,915
1,500,000	Magnetite Ltd., Series 2016-18A-DR (3 Month LIBOR USD + 2.70%)	2.89	%(a)	11/15/2028	1,496,250
2,500,000	Marble Point Ltd., Series 2017-1A-B (3 Month LIBOR USD + 1.80%)	2.04	%(a)	10/15/2030	2,503,189
3,900,000	Marble Point Ltd., Series 2020-2A-B1 (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.84	%(a)	10/15/2031	3,921,229
1,000,000	Myers Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.27	%(a)	10/20/2030	1,000,511
3,500,000	Neuberger Berman Loan Advisers Ltd., Series 2016-23A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.12	%(a)	10/17/2027	3,442,006
2,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-29A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.32	%(a)	10/19/2031	2,474,884
2,000,000	Neuberger Berman Loan Advisers Ltd., Series 2019-32A-DR (3 Month LIBOR USD + 2.70%, 2.70% Floor)	2.89	%(a)	01/20/2032	1,963,990
6,000,000	Oak Hill Credit Partners Ltd., Series 2014-10RA-D (3 Month LIBOR USD + 3.15%, 3.15% Floor)	3.37	%(a)	12/12/2030	6,001,204
6,000,000	Oak Hill Credit Partners Ltd., Series 2014-10RA-D1R (3 Month LIBOR USD + 3.05%, 3.05% Floor)	0.01	%(a)	04/20/2034	6,000,000
3,500,000	Ocean Trails, Series 2020-8A-B (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.74	%(a)	07/15/2029	3,509,701
5,600,000	Octagon Investment Partners Ltd., Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	4.01	%(a)	07/15/2029	5,606,003
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.22	%(a)	07/17/2030	1,957,048
6,900,000	Octagon Investment Partners Ltd., Series 2013-1A-DR (3 Month LIBOR USD + 3.70%)	3.92	%(a)	07/19/2030	6,857,939
2,250,000	Octagon Investment Partners Ltd., Series 2014-1A-CR3 (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.94	%(a)	02/14/2031	2,206,737
2,500,000	Octagon Investment Partners Ltd., Series 2014-1A-ERR (3 Month LIBOR USD + 5.45%, 5.45% Floor)	5.67	%(a)	01/22/2030	2,307,422
10,000,000	Octagon Investment Partners Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.95%)	3.19	%(a)	07/15/2030	9,800,947
5,460,000	Octagon Investment Partners Ltd., Series 2017-1A-CR (3 Month LIBOR USD + 3.30%)	3.52	%(a)	03/17/2030	5,441,120
1,760,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	6.42	%(a)	03/17/2030	1,679,803
2,500,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	3.07	%(a)	07/25/2030	2,443,497
1,000,000	Octagon Investment Partners Ltd., Series 2020-5A-D (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.61	%(a)	01/15/2033	1,000,068
2,000,000	OHA Credit Funding Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.27	%(a)	10/20/2030	1,991,015
3,500,000	Sound Point Ltd., Series 2016-2A-DR (3 Month LIBOR USD + 3.85%, 3.85% Floor)	4.07	%(a)	10/20/2028	3,506,676
9,000,000	Sound Point Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.65%, 3.65% Floor)	3.82	%(a)	01/23/2029	9,015,991
4,000,000	Sound Point Ltd., Series 2020-1A-C (3 Month LIBOR USD + 3.30%, 3.30% Floor)	3.52	%(a)	07/20/2030	4,019,834
1,000,000	Sound Point Ltd., Series 2020-1A-D (3 Month LIBOR USD + 4.70%, 4.70% Floor)	4.92	%(a)	07/20/2030	1,005,394
4,000,000	Sound Point Ltd., Series 2020-3A-D (3 Month LIBOR USD + 3.65%, 3.65% Floor)	3.90	%(a)	01/25/2032	4,002,822
10,000,000	Stewart Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.84	%(a)	01/15/2030	9,779,124
3,000,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.29	%(a)	10/15/2031	2,968,464
2,500,000	Symphony Ltd., Series 2016-17A-DR (3 Month LIBOR USD + 2.65%)	2.89	%(a)	04/15/2028	2,478,689
2,000,000	Venture Ltd., Series 2013-14A-BRR (3 Month LIBOR USD + 1.55%, 1.55% Floor)	1.74	%(a)	08/28/2029	2,000,972
2,000,000	Venture Ltd., Series 2014-18A-BR (3 Month LIBOR USD + 1.65%)	1.89	%(a)	10/15/2029	2,002,444
1,000,000	VERDE, Series 2019-1A-D (3 Month LIBOR USD + 3.80%, 3.80% Floor)	4.04	%(a)	04/15/2032	1,001,237
3,000,000	Voya Ltd., Series 2014-1A-CR2 (3 Month LIBOR USD + 2.80%)	3.02	%(a)	04/18/2031	2,842,945
2,000,000	Voya Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	3.17	%(a)	07/23/2027	1,972,574
3,000,000	Voya Ltd., Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	3.77	%(a)	07/20/2030	2,991,161
3,000,000	Voya Ltd., Series 2017-3A-CR (3 Month LIBOR USD + 3.15%)	0.01	%(a)	04/20/2034	3,000,000
4,000,000	Voya Ltd., Series 2018-2A-D (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.99	%(a)	07/15/2031	3,869,239
2,250,000	Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.22	%(a)	07/18/2031	2,123,187
1,000,000	Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.99	%(a)	01/15/2031	881,383
3,000,000	Wind River Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.85%)	3.09	%(a)	07/15/2028	2,929,505
6,500,000	Wind River Ltd., Series 2017-1A-C (3 Month LIBOR USD + 2.30%)	2.52	%(a)	04/18/2029	6,510,200
3,000,000	Wind River Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.75%)	3.97	%(a)	04/18/2029	3,004,442
3,000,000	Wind River Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.72%, 3.72% Floor)	0.01	%(a)	04/18/20362,970,000
3,000,000	Wind River Ltd., Series 2017-3A-D (3 Month LIBOR USD + 3.15%)	3.39	%(a)	10/15/2030	2,970,408
4,000,000	Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	3.14	%(a)	07/15/2030	3,871,491
2,500,000	Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	3.24	%(a)	07/15/2030	2,434,425
3,000,000	Wind River Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.17	%(a)	01/20/2031	2,939,347
10,000,000	Wind River Ltd., Series 2019-3A-B (3 Month LIBOR USD + 2.10%)	2.34	%(a)	04/15/2031	10,003,124

Total Collateralized Loan Obligations (Cost $388,955,291)					385,352,319

Foreign Corporate Bonds—7.4%
1,500,000	Adani International Container Terminal Pvt Ltd.	3.00	%(a)	02/16/2031	1,437,697
6,455,000	AerCap Global Aviation Trust	3.50%		01/15/2025	6,773,549
6,200,000	AES Andres B.V.	7.95	%(a)	05/11/2026	6,457,796
5,500,000	AES Dominicana	7.95%		05/11/2026	5,728,690
1,700,000	AES Gener S.A.	5.00%		07/14/2025	1,780,750
2,600,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35	%(a)	10/07/2079	2,790,931
3,700,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	3,971,710
1,703,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	1,832,198
8,800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13	%(a)	03/26/2079	9,467,612
3,775,000	AES Panama Generation Holdings SRL	4.38	%(a)	05/31/2030	3,912,976
800,000	Altice Financing S.A.	5.00	%(a)	01/15/2028	791,000
2,275,000	Altice France S.A.	7.38	%(a)	05/01/2026	2,369,071
1,305,000	Altice France S.A.	6.00	%(a)	02/15/2028	1,288,224
12,070,000	Anglo American Capital PLC	4.50	%(a)	03/15/2028	13,562,919
4,060,000	Anheuser-Busch InBev Worldwide, Inc.	4.90%		02/01/2046	4,860,833
8,205,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%		04/15/2048	9,415,554
540,000	ARD Finance S.A. (7.25% PIK)	6.50	%(a)	06/30/2027	567,675
1,775,000	Avation Capital S.A. (9.00% PIK)	8.25	%(a)	10/31/2026	1,435,309
12,170,000	Avolon Holdings Funding Ltd.	3.25	%(a)	02/15/2027	12,092,675
200,000	Baidu, Inc.	3.43%		04/07/2030	210,013
5,400,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75	%(a)	02/15/2029	5,729,400
2,600,000	Banco Continental SAECA	2.75	%(a)	12/10/2025	2,563,782
3,450,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	3,463,420
1,500,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13	%(a)	07/01/2030	1,505,835
1,000,000	Banco de Reservas de la Republica Dominicana	7.00	%(a)	02/01/2023	1,044,625
4,100,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	4,282,963
200,000	Banco do Estado do Rio Grande do Sul SA (5 Year CMT Rate + 4.93%)	5.38	%(a)	01/28/2031	196,509
2,660,000	Banco Internacional del Peru S.A.A. (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	2,945,751
3,800,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	3,889,680
2,247,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75	%(a)	11/04/2026	1,808,857
7,603,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	6,120,491
9,723,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63	%(h)	01/10/2028	10,673,083
2,521,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	%(a)(h)	06/27/2029	2,763,457
500,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	%(h)	06/27/2029	548,088
13,400,000	Banco Santander (3 Month LIBOR USD + 1.09%)	1.27%		02/23/2023	13,558,590
1,000,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	1,013,625
4,400,000	Bangkok Bank PCL (5 Year CMT Rate + 4.73%)	5.00	%(h)	09/23/2025	4,640,592
1,800,000	Banistmo S.A.	3.65	%(a)	09/19/2022	1,838,196
4,350,000	Bank of Montreal (5 Year Swap Rate USD + 1.43%)	3.80%		12/15/2032	4,784,000
13,220,000	Bank of New Zealand	3.50	%(a)	02/20/2024	14,238,755
580,000	Bank of Nova Scotia	1.63%		05/01/2023	594,822
9,675,000	Bank of Nova Scotia	3.40%		02/11/2024	10,418,821
14,360,000	Barclays PLC (3 Month LIBOR USD + 1.38%)	1.57%		05/16/2024	14,569,698
20,150,000	BAT Capital Corporation	3.46%		09/06/2029	21,056,671
7,108,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	7,330,445
300,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	309,663
800,000	BDO Unibank, Inc.	2.63%		10/24/2021	809,500
10,000,000	BDO Unibank, Inc.	2.95%		03/06/2023	10,375,000
7,650,000	Bell Canada	0.75%		03/17/2024	7,643,220
13,455,000	BNP Paribas S.A. (Secured Overnight Financing Rate + 15.07%)	3.05	%(a)	01/13/2031	13,803,119
1,010,000	Bombardier, Inc.	6.00	%(a)	10/15/2022	1,011,894
1,120,000	Bombardier, Inc.	7.88	%(a)	04/15/2027	1,100,086
7,805,000	BPCE S.A.	1.00	%(a)	01/20/2026	7,621,456
5,800,000	Braskem Finance Company (5 Year CMT Rate + 8.22%)	8.50	%(a)	01/23/2081	6,583,348
1,500,000	Braskem Idesa S.A.P.I.	7.45	%(a)	11/15/2029	1,492,500
700,000	Canacol Energy Ltd.	7.25	%(a)	05/03/2025	743,288
7,500,000	Canacol Energy Ltd.	7.25%		05/03/2025	7,963,800
5,840,000	CCL Industries, Inc.	3.05	%(a)	06/01/2030	5,926,641
6,000,000	Chile Electricity PEC SpA	0.00	%(a)	01/25/2028	4,911,330
200,000	CIMB Bank BHD	3.26%		03/15/2022	204,820
1,185,000	CIMB Bank BHD (3 Month LIBOR USD + 0.78%)	1.00%		10/09/2024	1,189,130
3,500,000	CK Hutchison International Ltd.	2.50	%(a)	05/08/2030	3,481,726
500,000	CNPC Global Capital Ltd.	1.13%		06/23/2023	500,834
937,000	Cometa Energia S.A. de C.V.	6.38%		04/24/2035	1,049,182
11,855,000	Commonwealth Bank of Australia	4.32	%(a)	01/10/2048	13,155,547
6,610,000	Cosan Overseas Ltd.	8.25%		11/29/2049	6,775,250
13,395,000	Credit Agricole S.A.	3.75	%(a)	04/24/2023	14,246,960
13,805,000	Credit Suisse Group AG (Secured Overnight Financing Rate + 0.98%)	1.31	%(a)	02/02/2027	13,380,335
6,800,000	Credito Real S.A.B. de C.V.	9.50	%(a)	02/07/2026	7,240,300
6,550,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13	%(h)	11/29/2022	5,885,666
6,793,000	CSN Islands Corporation	7.00	%(h)	06/23/2021	6,823,433
2,000,000	CSN Resources S.A.	7.63	%(a)	04/17/2026	2,129,790
2,000,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	2,169,839
8,100,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60	%(h)	09/07/2021	8,176,018
785,000	Delek & Avner Tamar Bond Ltd.	5.08	%(a)	12/30/2023	812,846
1,760,000	Delek & Avner Tamar Bond Ltd.	5.41	%(a)	12/30/2025	1,846,944
1,716,891	Digicel Group Ltd. (7.00% PIK)	7.00	%(a)(h)	04/16/2021	1,261,400
1,151,452	Digicel Group Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.00	%(a)	04/01/2025	951,865
5,400,000	Docuformas SAPI de C.V.	10.25	%(a)	07/24/2024	5,356,800
2,060,000	eG Global Finance PLC	8.50	%(a)	10/30/2025	2,198,473
2,347,280	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	2,457,107
8,500,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	7,156,912
4,942,903	ENA Norte Trust	4.95%		04/25/2023	5,081,748
1,682,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.08%		11/20/2023	1,701,360
430,882	Fenix Power Peru S.A.	4.32%		09/20/2027	452,502
900,000	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	1,076,625
5,400,000	Galaxy Pipeline Assets Bidco Ltd.	2.16	%(a)	03/31/2034	5,244,742
1,761,000	Garda World Security Corporation	8.75	%(a)	05/15/2025	1,847,932
2,050,000	Garda World Security Corporation	4.63	%(a)	02/15/2027	2,055,125
6,300,000	Geopark Ltd.	6.50%		09/21/2024	6,532,123
860,000	GFL Environmental, Inc.	3.75	%(a)	08/01/2025	874,512
1,830,000	GFL Environmental, Inc.	4.00	%(a)	08/01/2028	1,773,956
1,275,000	GFL Environmental, Inc.	3.50	%(a)	09/01/2028	1,238,344
1,600,000	Gilex Holding SARL	8.50	%(a)	05/02/2023	1,662,880
4,000,000	Gilex Holding SARL	8.50%		05/02/2023	4,157,200
800,000	Global Bank Corporation	4.50	%(a)	10/20/2021	812,332
3,715,000	Global Bank Corporation (3 Month LIBOR USD + 3.30%)	5.25	%(a)	04/16/2029	3,871,903
872,000	Globo Comunicacao e Participacoes S.A.	4.88	%(a)	01/22/2030	881,095
2,000,000	Gohl Capital Ltd.	4.25%		01/24/2027	2,125,108
300,000	Gran Tierra Energy International Holdings Ltd.	6.25	%(a)	02/15/2025	249,235
10,498,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	8,721,581
3,500,000	Gran Tierra Energy, Inc.	7.75	%(a)	05/23/2027	2,845,500
1,400,000	Grupo Aval Ltd.	4.38	%(a)	02/04/2030	1,416,156
6,394,052	Grupo Idesa S.A. de C.V. (10.38% PIK)	10.13	%(a)	05/22/2026	3,868,401
17,430,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.38%)	1.56%		09/12/2026	17,954,596
1,000,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	1,042,569
6,600,000	Imperial Brands Finance PLC	3.50	%(a)	07/26/2026	7,062,335
1,000,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	1,095,338
710,000	Intelligent Packaging Ltd.	6.00	%(a)	09/15/2028	734,406
1,585,000	Intelsat Jackson Holdings S.A.	5.50	%(f)	08/01/2023	974,775
2,914,736	Interoceanica Finance Ltd.	0.00%		11/30/2025	2,790,860
1,192,690	Invepar Holdings	0.00	%(e)(f)	12/30/2028	51,002
3,223,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.22%)	4.63	%(h)	02/27/2025	3,023,819
1,800,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.22%)	4.63	%(a)(h)	02/27/2025	1,688,760
6,700,000	JD.com, Inc.	3.38%		01/14/2030	6,918,026
5,644,000	Kasikornbank PCL (5 Year CMT Rate + 4.94%)	5.28	%(h)	10/14/2025	5,947,365
900,000	Korea Development Bank	1.00%		09/09/2026	887,550
1,000,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	1,014,897
1,400,000	Korea East-West Power Company Ltd.	1.75	%(a)	05/06/2025	1,420,856
3,000,000	Korea Electric Power Corporation	1.13	%(a)	06/15/2025	2,981,701
3,045,000	Kronos Acquisition Holdings, Inc.	5.00	%(a)	12/31/2026	3,048,806
1,595,000	Kronos Acquisition Holdings, Inc.	7.00	%(a)	12/31/2027	1,530,594
2,078,957	Lima Metro Finance Ltd.	5.88%		07/05/2034	2,445,363
12,925,000	Lloyds Banking Group PLC (3 Month LIBOR USD + 1.21%)	3.57%		11/07/2028	13,964,990
6,566,400	LLPL Capital Pte Ltd.	6.88	%(a)	02/04/2039	7,681,342
5,475,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.02%)	3.19	%(a)	11/28/2023	5,702,486
7,884,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33% )	4.15	% (a)	03/27/2024	8,406,050
8,600,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54% )	3.91%		10/29/2026	8,746,716
1,340,000	Mattamy Group Corporation	4.63	% (a)	03/01/2030	1,333,300
1,400,000	Medco Bell Pte Ltd.	6.38	% (a)	01/30/2027	1,409,660
1,450,000	MEG Energy Corporation	7.13	% (a)	02/01/2027	1,521,594
280,000	MEG Energy Corporation	5.88	% (a)	02/01/2029	281,400
1,500,000	MEGlobal Canada ULC	5.00	% (a)	05/18/2025	1,671,352
6,100,000	Minejesa Capital B.V.	4.63%		08/10/2030	6,373,341
5,400,000	Minejesa Capital B.V.	5.63%		08/10/2037	5,670,000
9,000,000	Minerva Luxembourg S.A.	4.38	% (a)	03/18/2031	8,809,875
14,475,000	Mitsubishi UFJ Financial Group, Inc.	1.41%		07/17/2025	14,474,059
800,000	Multibank, Inc.	4.38%		11/09/2022	822,464
2,000,000	Network i2i Ltd. (5 Year CMT Rate + 4.28% )	5.65	% (a)(h)	01/15/2025	2,120,810
900,000	NongHyup Bank	1.25	% (a)	07/20/2025	896,553
10,969,000	Nutrien Ltd.	4.20%		04/01/2029	12,352,118
6,365,000	NXP Funding LLC	3.88	% (a)	06/18/2026	7,015,533
6,300,000	ONGC Videsh Ltd.	3.75%		07/27/2026	6,686,411
2,000,000	Ooredoo International Finance Ltd.	3.25%		02/21/2023	2,092,680
500,000	Ooredoo International Finance Ltd.	3.75%		06/22/2026	550,200
4,400,000	Operadora de Servicios Mega S.A. de C.V.	8.25	% (a)	02/11/2025	4,447,652
500,000	Oversea-Chinese Banking Corporation Ltd.	4.25%		06/19/2024	548,539
5,100,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58% )	1.83	% (a)	09/10/2030	5,058,741
300,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58% )	1.83%		09/10/2030	297,573
7,900,000	Pampa Energia S.A.	7.50%		01/24/2027	6,454,300
150,000	Pampa Energia S.A.	9.13%		04/15/2029	126,000
3,778,369	Panama Metro Line SP	0.00%		12/05/2022	3,693,394
2,688,513	Panama Metro Line SP	0.00	% (a)	12/05/2022	2,628,048
1,300,000	Parkland Corporation	4.50	% (a)	10/01/2029	1,304,875
7,600,000	Peru LNG SRL	5.38%		03/22/2030	6,833,806
3,600,000	Petrobras Global Finance B.V.	6.75%		06/03/2050	3,849,390
5,800,000	POSCO	2.38%		01/17/2023	5,955,545
1,900,000	POSCO	2.75%		07/15/2024	2,007,062
4,100,000	PSA Treasury Pte Ltd.	2.13%		09/05/2029	4,071,870
800,000	PTTEP Treasury Center Company Ltd.	2.59	% (a)	06/10/2027	823,848
4,500,000	Reliance Industries Ltd.	5.40%		02/14/2022	4,676,669
2,800,000	Sinopec Group Overseas Development Ltd.	2.70	% (a)	05/13/2030	2,786,381
4,398,950	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	4,966,107
181,400	Star Energy Geothermal Wayang Windu Ltd.	6.75	% (a)	04/24/2033	204,788
530,000	Starfruit Finco B.V.	8.00	% (a)	10/01/2026	564,781
2,165,000	Stars Group Holdings B.V.	7.00	% (a)	07/15/2026	2,266,484
2,000,000	State Grid Overseas Investment Ltd.	3.13%		05/22/2023	2,092,283
1,200,000	State Grid Overseas Investment Ltd.	1.00%		08/05/2025	1,169,298
9,829,971	Stoneway Capital Corporation	10.00	% (f)	03/01/2027	3,735,389
20,760,000	Sumitomo Mitsui Financial Group, Inc. (3 Month LIBOR USD + 0.74% )	0.96%		01/17/2023	20,910,494
1,840,000	Superior Plus LP	4.50	% (a)	03/15/2029	1,863,368
350,000	Sydney Airport Finance Company Pty Ltd.	3.63	% (a)	04/28/2026	377,693
1,230,000	Telesat LLC	4.88	% (a)	06/01/2027	1,233,075
934,000	Telesat LLC	6.50	% (a)	10/15/2027	936,914
1,600,000	Temasek Financial Ltd.	1.00%		10/06/2030	1,471,517
8,800,000	Temasek Financial Ltd.	1.00	% (a)	10/06/2030	8,093,346
9,200,000	Tencent Holdings Ltd.	2.39	% (a)	06/03/2030	8,896,101
1,230,000	Tervita Corporation	11.00	% (a)	12/01/2025	1,399,125
500,000	Titan Acquisition Ltd.	7.75	% (a)	04/15/2026	520,600
5,000,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	5,625,305
1,000,000	Transelec S.A.	4.63%		07/26/2023	1,083,165
500,000	Transelec S.A.	3.88%		01/12/2029	546,775
1,000,000	UEP Penonome S.A.	6.50%		10/01/2038	1,011,890
5,500,000	UEP Penonome S.A.	6.50	% (a)	10/01/2038	5,565,395
2,500,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	2,425,000
13,900,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31% )	8.88	% (h)	01/29/2025	11,458,604
1,200,000	Union Bank of the Philippines	3.37%		11/29/2022	1,245,925
6,600,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79% )	3.88	% (h)	10/19/2023	6,850,800
5,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24% )	3.50%		09/16/2026	5,068,675
5,600,000	Vedanta Resources Finance PLC	9.25	% (a)	04/23/2026	4,738,832
2,000,000	Vedanta Resources Ltd.	7.13%		05/31/2023	1,785,610
14,800,000	Vedanta Resources Ltd.	6.13%		08/09/2024	11,934,054
2,300,000	Vertical Newco, Inc.	5.25	% (a)	07/15/2027	2,412,125
685,000	Virgin Media Finance PLC	5.00	% (a)	07/15/2030	685,000
7,430,000	Volkswagen Group of America Finance LLC	4.25	% (a)	11/13/2023	8,081,884
3,000,000	Woori Bank (5 Year CMT Rate + 2.66% )	4.25	% (h)	10/04/2024	3,140,550

Total Foreign Corporate Bonds (Cost $831,903,158)					840,684,917

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations—2.2%
3,100,000	Abu Dhabi Government International Bond	3.13	% (a)	04/16/2030	3,328,910
8,850,000	Abu Dhabi Government International Bond	3.13%		09/30/2049	8,456,972
2,200,000	Abu Dhabi Government International Bond	3.88%		04/16/2050	2,396,218
13,405,000	BOC Aviation Ltd. (3 Month LIBOR USD + 1.13% )	1.32	% (a)	09/26/2023	13,400,010
4,000,000	Brazilian Government International Bond	2.88%		06/06/2025	4,044,800
5,000,000	Brazilian Government International Bond	5.00%		01/27/2045	4,771,775
5,700,000	Brazilian Government International Bond	5.63%		02/21/2047	5,829,190
3,000,000	Chile Government International Bond	3.50%		01/25/2050	3,062,100
19,400,000	Chile Government International Bond	3.10%		01/22/2061	18,067,026
2,500,000	Colombia Government International Bond	5.00%		06/15/2045	2,672,900
11,150,000	Colombia Government International Bond	4.13%		05/15/2051	10,635,316
4,100,000	Dominican Republic International Bond	4.88	% (a)	09/23/2032	4,192,250
800,000	Dominican Republic International Bond	5.30	% (a)	01/21/2041	789,000
5,800,000	Dominican Republic International Bond	5.88%		01/30/2060	5,576,700
2,000,000	Indonesia Government International Bond	3.38%		04/15/2023	2,102,940
2,700,000	Indonesia Government International Bond	4.35%		01/11/2048	2,941,311
8,100,000	Indonesia Government International Bond	3.70%		10/30/2049	8,259,547
3,000,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	3,209,569
500,000	Malaysia Sukuk Global BHD	3.18%		04/27/2026	545,243
5,114,000	Mexico Government International Bond	4.15%		03/28/2027	5,680,043
14,415,000	Mexico Government International Bond	3.75%		01/11/2028	15,445,168
8,887,000	Mexico Government International Bond	4.60%		02/10/2048	9,135,436
5,400,000	Mexico Government International Bond	4.50%		01/31/2050	5,484,942
6,600,000	Mexico Government International Bond	3.77%		05/24/2061	5,856,675
2,300,000	Panama Government International Bond	4.30%		04/29/2053	2,477,882
8,800,000	Panama Government International Bond	3.87%		07/23/2060	8,730,216
2,600,000	Perusahaan Penerbit	4.15%		03/29/2027	2,873,130
3,000,000	Perusahaan Penerbit	3.80%		06/23/2050	3,048,480
10,250,000	Peruvian Government International Bond	2.78%		01/23/2031	10,285,465
3,850,000	Peruvian Government International Bond	3.30%		03/11/2041	3,761,566
10,300,000	Peruvian Government International Bond	3.55%		03/10/2051	10,067,941
1,550,000	Peruvian Government International Bond	2.78%		12/01/2060	1,283,431
3,800,000	Philippine Government International Bond	2.46%		05/05/2030	3,850,352
4,950,000	Philippine Government International Bond	1.65%		06/10/2031	4,688,066
3,088,000	Philippine Government International Bond	3.70%		03/01/2041	3,235,361
8,562,000	Philippine Government International Bond	3.70%		02/02/2042	8,968,880
3,100,000	Philippine Government International Bond	2.95%		05/05/2045	2,908,645
1,800,000	Philippine Government International Bond	2.65%		12/10/2045	1,622,427
4,800,000	Qatar Government International Bond	3.38%		03/14/2024	5,157,941
2,000,000	Saudi Government International Bond	2.38%		10/26/2021	2,022,200
4,700,000	Saudi Government International Bond	2.88%		03/04/2023	4,891,572
7,000,000	Saudi Government International Bond	2.90	% (a)	10/22/2025	7,432,607
200,000	Saudi Government International Bond	3.75%		01/21/2055	196,512
18,400,000	Saudi Government International Bond	3.45%		02/02/2061	16,972,252
6,200,000	State of Israel	3.38%		01/15/2050	6,277,500

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $254,708,060)					256,636,467

Municipal Bonds—0.1%
3,290,000	Missouri Highway & Transportation Commission	5.06%		05/01/2024	3,735,014
4,430,000	State of California	7.55%		04/01/2039	7,164,797

Total Municipal Bonds (Cost $9,825,435)					10,899,811

Non-Agency Commercial Mortgage Backed Obligations—8.1%
5,000,000	Alen Mortgage Trust, Series 2021-ACEN-D (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.21	% (a)	04/15/2034	5,021,907
2,000,000	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1-C	3.60	% (a)(c)	05/15/2053	2,074,507
12,071,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	2.41	% (a)	06/15/2035	11,735,353
2,638,666	BAMLL Commercial Mortgage Securities Trust, Series 2016-ISQ-C	3.61	% (a)(c)	08/14/2034	2,772,707
1,790,000	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-B	4.36	% (c)	09/15/2048	1,882,745
1,045,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-B (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.61	% (a)	03/15/2036	1,046,287
4,259,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.46	% (a)	03/15/2036	4,221,728
4,961,380	BANK, Series 2017-BNK8-XA	0.73	% (c)(i)	11/15/2050	198,158
1,821,000	BANK, Series 2018-BN10-B	4.08	% (c)	02/15/2061	2,003,259
1,857,000	BANK, Series 2018-BN10-C	4.16	% (c)	02/15/206	11,956,030
405,000	BANK, Series 2018-BN13-B	4.56	% (c)	08/15/2061	455,344
1,005,000	BANK, Series 2020-BN28-AS	2.14%		03/15/2063	956,234
5,927,000	BANK, Series 2020-BN28-B	2.34%		03/15/2063	5,720,814
2,906,000	BANK, Series 2020-BN28-C	3.15	% (c)	03/15/2063	2,885,337
1,508,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31	% (a)	08/15/2036	1,507,243
1,719,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.81	% (a)	08/15/2036	1,717,612
1,355,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.61	% (a)	08/15/2036	1,350,002
3,451,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.61	% (a)	08/15/2036	3,134,518
13,951,000	Barclays Commercial Mortgage Trust, Series 2019-C3-B	4.10%		05/15/2052	15,211,311
62,986,320	BBCMS Mortgage Trust, Series 2020-C7-XA	1.63	% (c)(i)	04/15/2053	6,716,603
5,670,000	BBCMS Mortgage Trust, Series 2020-C8-C	3.36	% (c)	10/15/2053	5,635,238
77,225,000	BBCMS Mortgage Trust, Series 2021-C9-XA	1.77	% (c)(i)	02/15/2054	9,757,479
3,318,000	Benchmark Mortgage Trust, Series 2019-B10-C	3.75%		03/15/2062	3,419,283
3,983,000	Benchmark Mortgage Trust, Series 2020-B18-AGNF	4.14	% (a)	07/15/2053	4,029,342
11,563,000	Benchmark Mortgage Trust, Series 2020-B18-C	3.65	% (c)	07/15/2053	11,882,935
4,549,000	Benchmark Mortgage Trust, Series 2020-B19-AS	2.15%		09/15/2053	4,394,097
3,193,000	Benchmark Mortgage Trust, Series 2020-B19-B	2.35%		09/15/2053	3,078,721
1,091,000	Benchmark Mortgage Trust, Series 2020-B19-C	3.21%		09/15/2053	1,072,952
9,385,000	BFLD, Series 2019-DPLO-E (1 Month LIBOR USD + 2.24%, 2.24% Floor)	2.35	% (a)	10/15/2034	9,324,381
10,076,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	07/15/2035	10,049,485
3,283,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	1.43	% (a)	03/15/2037	3,287,658
8,207,000	BX Commercial Mortgage Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	2.06	% (a)	03/15/2037	8,225,032
2,187,893	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.16	% (a)	07/15/2034	2,193,344
5,361,800	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26	% (a)	07/15/2034	5,383,855
3,400,000	BX Trust, Series 2017-SLCT-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.36	% (a)	07/15/2034	3,413,926
12,349,000	BX Trust, Series 2019-OC11-E	4.08	% (a)(c)	12/09/2041	12,299,807
3,275,000	CD Mortgage Trust, Series 2017-CD4-C	4.35	% (c)	05/10/2050	3,426,141
71,191,173	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	0.99	% (c)(i)	01/10/2048	2,910,658
3,267,000	CFCRE Commercial Mortgage Trust, Series 2017-C8-B	4.20	% (c)	06/15/2050	3,555,335
3,053,000	CHT Mortgage Trust, Series 2017-CSMO-B (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.51	% (a)	11/15/2036	3,059,643
5,198,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.11	% (a)	11/15/2036	5,216,591
1,628,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	3.85	% (a)	11/15/2036	1,636,086
6,779,231	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.74	% (a)(c)(i)	09/10/2045	121,933
1,898,500	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.42	% (a)(c)	02/10/2048	1,850,255
3,683,655	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.34	% (c)(i)	02/10/2048	154,615
4,470,000	Citigroup Commercial Mortgage Trust, Series 2016-GC36-D	2.85	% (a)	02/10/2049	3,318,526
41,366,580	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.70	% (c)(i)	04/15/2049	2,552,119
43,631,111	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.95	% (c)(i)	07/10/2049	3,183,522
80,844,809	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.49	% (c)(i)	10/10/2049	4,465,431
13,720,000	Citigroup Commercial Mortgage Trust, Series 2017-C4-B	4.10	% (c)	10/12/2050	14,548,522
321,000	Citigroup Commercial Mortgage Trust, Series 2018-B2-B	4.28	% (c)	03/10/2051	352,727
1,977,000	Citigroup Commercial Mortgage Trust, Series 2018-C5-C	4.72	% (c)	06/10/2051	2,162,794
9,344,000	Citigroup Commercial Mortgage Trust, Series 2019-GC41-B	3.20%		08/10/2056	9,576,193
8,478,000	Citigroup Commercial Mortgage Trust, Series 2020-555-F	3.50	% (a)(c)	12/10/2041	7,212,440
7,003,000	Citigroup Commercial Mortgage Trust, Series 2020-555-G	3.50	% (a)(c)	12/10/2041	5,388,326
1,815,000	COMM Mortgage Trust, Series 2014-CR16-B	4.58%		04/10/2047	1,950,577
3,325,000	COMM Mortgage Trust, Series 2015-CR25-B	4.53	% (c)	08/10/2048	3,653,116
21,229,811	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	1.84	% (c)(i)	10/15/2045	405,615
3,152,658	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.10	% (a)(c)(i)	12/10/2044	23,383
7,335,783	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.51	% (c)	11/10/2047	7,706,990
55,011,372	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	0.93	% (c)(i)	10/10/2048	1,889,201
4,310,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-C	4.34	% (c)	07/10/2048	4,418,003
5,579,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.62	% (c)	10/10/2048	6,006,425
5,997,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.64	% (c)	02/10/2049	6,461,850
56,037,410	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	0.96	% (c)(i)	02/10/2049	2,112,947
8,416,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-C (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.81	% (a)	09/15/2033	8,320,780
8,166,067	Core Mortgage Trust, Series 2019-CORE-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	12/15/2031	8,127,821
1,991,347	Core Mortgage Trust, Series 2019-CORE-F (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.46	% (a)	12/15/2031	1,971,854
5,597,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.56	% (c)	11/15/2048	6,010,703
3,461,000	CSAIL Commercial Mortgage Trust, Series 2016-C6-D	4.95	% (a)(c)	01/15/2049	3,027,248
41,039,041	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	1.92	% (c)(i)	01/15/2049	2,919,329
11,488,000	CSAIL Commercial Mortgage Trust, Series 2018-C14-C	4.89	% (c)	11/15/2051	12,670,945
400,000	CSAIL Commercial Mortgage Trust, Series 2018-CX12-B	4.61	% (c)	08/15/2051	441,607
3,800,000	CSAIL Commercial Mortgage Trust, Series 2018-CX12-C	4.76	% (c)	08/15/2051	3,909,328
9,269,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-AS	3.61%		06/15/2052	9,986,897
9,269,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-B	3.88%		06/15/2052	9,695,761
6,238,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-C	3.61	% (c)	03/15/2053	6,328,112
126,943,875	CSAIL Commercial Mortgage Trust, Series 2020-C19-XA	1.12	% (c)(i)	03/15/2053	10,218,373
798,000	CSMC Trust, Series 2017-CALI-D	3.78	% (a)(c)	11/10/2032	824,678
4,944,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	07/15/2032	4,758,636
4,359,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	3.41	% (a)	07/15/2032	4,003,901
6,269,000	CSMC Trust, Series 2020-NET-C	3.53	% (a)	08/15/2037	6,497,328
4,503,000	DBGS Mortgage Trust, Series 2018-5BP-D (1 Month LIBOR USD + 1.35%, 1.35% Floor)	1.46	% (a)	06/15/2033	4,469,583
186,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.45%, 2.45% Floor)	2.56	% (a)	06/15/2033	177,449
834,072	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.08	% (a)(c)(i)	07/10/2044	8
4,475,000	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-C	3.35	% (c)	05/10/2049	4,302,156
55,713,340	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.43	% (c)(i)	05/10/2049	3,154,601
1,500,000	Exantas Capital Corporation Ltd., Series 2020-RSO8-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.61	% (a)	03/15/2035	1,500,080
6,281,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-E	3.96	% (a)(c)	12/10/2036	6,509,778
6,410,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-F	3.96	% (a)(c)	12/10/2036	6,477,372
7,412,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	3.96	% (a)(c)	12/10/2036	7,380,304
1,014,301	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	5.17	% (a)	07/25/2023	1,029,349
9,365,000	FREMF Mortgage Trust, Series 2018-KC02-C	0.00	% (a)(j)	08/25/2025	6,917,115
5,000,000	FS Rialto, Series 2019-FL1-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	12/16/2036	4,985,085
12,000,000	Grace Trust, Series 2020-GRCE-D	2.68	% (a)(c)	12/10/2040	11,391,155
4,000,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.24	% (a)	12/15/2036	3,836,534
2,588,000	GS Mortgage Securities Corporation Trust, Series 2018-RIVR-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.36	% (a)	07/15/2035	2,519,271
7,055,000	GS Mortgage Securities Corporation, Series 2015-GC32-B	4.41	% (c)	07/10/2048	7,751,340
4,256,000	GS Mortgage Securities Corporation, Series 2019-SOHO-E (1 Month LIBOR USD + 1.87%, 1.88% Floor)	1.98	% (a)	06/15/2036	4,054,687
1,509,865	GS Mortgage Securities Trust, Series 2011-GC5-XA	1.20	% (a)(c)(i)	08/10/2044	382
4,398,367	GS Mortgage Securities Trust, Series 2012-GC6-XA	1.92	% (a)(c)(i)	01/10/2045	24,368
8,569,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.51	% (a)(c)	11/10/2047	5,960,938
94,840,897	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.76	% (c)(i)	11/10/2048	2,885,866
4,854,000	GS Mortgage Securities Trust, Series 2016-GS2-B	3.76	% (c)	05/10/2049	5,207,666
1,825,000	GS Mortgage Securities Trust, Series 2016-GS2-C	4.71	% (c)	05/10/2049	2,002,534
46,497,916	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.75	% (c)(i)	05/10/2049	3,356,150
5,801,000	GS Mortgage Securities Trust, Series 2017-GS6-B	3.87%		05/10/2050	6,301,786
10,779,000	GS Mortgage Securities Trust, Series 2019-GC39-B	3.97%		05/10/2052	11,558,518
9,879,000	GSCG Trust, Series 2019-600C-D	3.76	% (a)	09/06/2034	9,869,765
791,000	GSCG Trust, Series 2019-600C-E	3.99	% (a)(c)	09/06/2034	780,473
11,087,664	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26	% (a)	11/15/2036	10,641,996
290,240	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.29	% (c)(i)	05/15/2045	3
17,357,935	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.74	% (c)(i)	10/15/2045	342,437
4,074,233	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	1.47	% (c)(i)	06/15/2045	27,275
58,898,162	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	0.92	% (c)(i)	01/15/2049	2,072,120
2,976,800	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.21	% (a)	06/15/2032	2,984,877
2,837,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-B	3.46%		08/15/2049	2,942,446
1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR4-C	4.94	% (c)	03/10/2052	1,102,106
7,958,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-LOOP-E	3.86	% (a)(c)	12/05/2038	7,722,162
41,142,646	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.81	% (c)(i)	02/15/2047	790,058
3,000,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.65	% (c)	08/15/2047	2,999,982
2,766,125	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.47	% (c)	09/15/2047	2,862,425
3,766,500	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.45	% (c)	11/15/2047	3,752,129
45,303,826	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.84	% (c)(i)	11/15/2047	1,171,720
12,131,110	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.85	% (a)(c)	02/15/2048	10,880,363
1,846,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-B	3.99%		10/15/2048	1,914,699
4,987,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.20	% (c)	05/15/2048	4,900,559
55,902,189	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.51	% (c)(i)	07/15/2048	1,049,469
44,337,189	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.83	% (c)(i)	08/15/2048	1,375,007
4,138,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.65	% (c)	11/15/2048	3,488,789
6,470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.61	% (c)	12/15/2048	6,835,344
1,447,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.74	% (c)	03/15/2049	1,587,400
53,953,445	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.56	% (c)(i)	06/15/2049	3,010,208
1,638,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR4-B	4.44%		03/10/2052	1,801,974
7,675,000	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2-AS	3.48%		06/15/2049	8,098,615
9,960,000	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7-C	3.73	% (c)	05/13/2053	10,224,667
319,127	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.41	% (a)(c)(i)	11/15/2038	60
257,371	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XW	0.41	% (a)(c)(i)	11/15/2038	48
5,425,000	LSTAR Commercial Mortgage Trust, Series 2016-4-C	4.59	% (a)(c)	03/10/2049	5,204,037
13,184,000	MBRT, Series 2019-MBR-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.66	% (a)	11/15/2036	13,044,058
4,500,000	MKT Mortgage Trust, Series 2020-525M-F	2.94	% (a)(c)	02/12/2040	3,999,158
1,785,727	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5-XA	1.41	% (a)(c)(i)	08/15/2045	21,852
2,500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17-C	4.47	% (c)	08/15/2047	2,659,775
3,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.52	% (c)	10/15/2047	3,189,736
1,508,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	1,575,962
1,406,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-B	4.16%		02/15/2048	1,514,408
3,620,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.46	% (c)	02/15/2048	3,864,214
32,226,256	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.28	% (c)(i)	02/15/2048	1,192,194
75,089,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-XB	0.14	% (a)(c)(i)	07/15/2050	578,748
2,957,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.53	% (c)	10/15/2048	3,162,980
4,674,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.52	% (c)	12/15/2047	4,840,147
6,710,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24	% (a)(c)	12/15/2047	5,849,373
47,453,950	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30-XA	1.39	% (c)(i)	09/15/2049	2,750,834
6,364,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33-B	4.11%		05/15/2050	6,823,256
3,194,000	Morgan Stanley Capital Trust , Series 2018-H3-C	4.85	% (c)	07/15/2051	3,479,784
28,434,956	Morgan Stanley Capital Trust, Series 2016-UB11-XA	1.51	% (c)(i)	08/15/2049	1,630,327
3,022,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.31	% (a)	11/15/2034	2,997,619
4,533,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26	% (a)	11/15/2034	4,431,456
2,183,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.46	% (a)	11/15/2034	2,036,719
3,232,260	Motel 6 Trust, Series 2017-MTL6-E (1 Month LIBOR USD + 3.25%, 3.25% Floor)	3.36	% (a)	08/15/2034	3,245,906
11,179,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.16	% (a)	10/15/2037	11,306,018
2,108,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.31	% (a)	06/15/2035	1,871,701
5,158,000	PFP Ltd., Series 2019-5-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.11	% (a)	04/14/2036	5,156,035
52,420,649	SG Commercial Mortgage Securities Trust, Series 2016-C5-XA	1.95	% (c)(i)	10/10/2048	3,438,606
1,374,000	UBS Commercial Mortgage Trust, Series 2013-C5-D	4.08	% (a)(c)	03/10/2046	1,145,569
8,911,000	UBS Commercial Mortgage Trust, Series 2017-C1-B	4.04%		06/15/2050	9,306,199
11,933,000	UBS Commercial Mortgage Trust, Series 2017-C2-B	3.99	% (c)	08/15/2050	12,781,899
2,491,000	UBS Commercial Mortgage Trust, Series 2017-C6-B	4.15	% (c)	12/15/2050	2,658,742
1,450,000	UBS Commercial Mortgage Trust, Series 2017-C7-B	4.29	% (c)	12/15/2050	1,572,121
6,958,000	UBS Commercial Mortgage Trust, Series 2017-C7-C	4.58	% (c)	12/15/2050	7,340,799
559,000	UBS Commercial Mortgage Trust, Series 2018-C10-C	5.09	% (c)	05/15/2051	604,759
7,293,000	UBS Commercial Mortgage Trust, Series 2018-C11-C	4.89	% (c)	06/15/2051	7,219,966
2,896,000	UBS Commercial Mortgage Trust, Series 2018-C12-C	4.96	% (c)	08/15/2051	2,837,671
5,698,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.70	% (c)	02/15/2051	6,239,939
9,316,603	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	1.81	% (a)(c)(i)	08/10/2049	179,521
3,513,520	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5-B	3.65	% (a)(c)	03/10/2046	3,571,600
397,938	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29-IO	0.00	% (c)(i)	11/15/2048	4
2,031,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16-D	3.94	% (a)	08/15/2050	533,144
8,809,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.09	% (c)	05/15/2048	9,234,964
4,891,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.60	% (c)	11/15/2048	5,106,315
41,765,272	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.09	% (c)(i)	05/15/2048	1,443,562
4,207,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3-C	4.50	% (c)	09/15/2057	4,453,422
7,353,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.70	% (c)	12/15/2048	7,937,763
62,732,883	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	0.93	% (c)(i)	12/15/2048	2,313,758
4,650,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.72	% (c)	01/15/2059	4,884,216
4,483,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-C	3.90%		03/15/2059	4,668,711
7,687,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C35-B	3.44%		07/15/2048	7,912,403
2,518,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C37-C	4.49	% (c)	12/15/2049	2,700,916
2,574,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC25-B	4.42	% (c)	12/15/2059	2,825,877
7,224,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-B	3.81%		11/15/2049	7,607,652
78,638,646	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.61	% (c)(i)	11/15/2049	4,264,440
2,638,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C45-C	4.73%		06/15/2051	2,782,947
7,228,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C46-C	4.98	% (c)	08/15/2051	7,912,575
12,408,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	4.93	% (c)	09/15/2061	13,205,347
6,546,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C48-C	5.12	% (c)	01/15/2052	7,222,795
2,558,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C49-B	4.55%		03/15/2052	2,869,198
8,421,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C49-C	4.87	% (c)	03/15/2052	9,234,568
21,128,452	Wells Fargo Commercial Mortgage Trust, Series 2019-C49-XA	1.27	% (c)(i)	03/15/2052	1,673,430
10,776,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-B	4.19%		05/15/2052	11,798,152
10,776,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-C	4.35%		05/15/2052	11,280,263
9,344,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C51-B	3.84	% (c)	06/15/2052	9,978,299
11,727,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-B	3.14%		02/15/2053	12,125,589
5,510,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C58-B	2.70%		07/15/2053	5,419,130
3,800,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C58-C	3.16%		07/15/2053	3,801,786
12,280,307	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	1.87	% (a)(c)(i)	11/15/2045	256,030
68,231,950	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.03	% (c)(i)	08/15/2047	1,828,957
48,137,884	WF-RBS Commercial Mortgage Trust, Series 2014-C22-XA	0.80	% (c)(i)	09/15/2057	1,040,062

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $957,045,230)					921,671,713

Non-Agency Residential Collateralized Mortgage Obligations—10.1%
7,445,612	Adjustable Rate Mortgage Trust, Series 2007-1-4A1	4.43	% (c)	03/25/2037	6,151,805
29,989	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	4.19	% (a)(c)	11/25/2037	33,431
5,629,733	Ajax Mortgage Loan Trust, Series 2020-D-A	2.25	% (a)(b)	06/25/2060	5,671,077
5,000,000	AlphaFlow Transitional Mortgage Trust, Series 2021-WL1-A1	3.28	% (a)(b)	01/25/2026	5,001,771
10,468,182	Alternative Loan Trust, Series 2005-49CB-A2	5.50%		11/25/2035	9,341,130
7,593,849	Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	6,031,224
7,888,491	Alternative Loan Trust, Series 2007-OA8-2A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.29%		06/25/2047	6,393,716
3,100,000	AMSR Trust, Series 2019-SFR1-E	3.47	% (a)	01/19/2039	3,148,814
2,614,630	Angel Oak Mortgage Trust LLC, Series 2018-3-A1	3.65	% (a)(c)	09/25/2048	2,642,287
3,715,315	Angel Oak Mortgage Trust LLC, Series 2018-3-A2	3.75	% (a)(c)	09/25/2048	3,750,090
3,535,238	Angel Oak Mortgage Trust LLC, Series 2018-3-A3	3.85	% (a)(c)	09/25/2048	3,564,010
223,415	Banc of America Funding Corporation, Series 2005-G-A3	3.01	% (c)	10/20/2035	216,057
261,837	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	259,508
135,448	Banc of America Funding Corporation, Series 2006-6-1A2	6.25%		08/25/2036	134,104
1,229,581	Bayview Opportunity Master Fund Trust, Series 2019-SBR1-A1	3.47	% (a)(b)	06/28/2034	1,236,435
254,604	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	172,524
29,767,221	BRAVO Residential Funding Trust, Series 2021-A-A1	1.99	% (a)(b)	01/25/2024	29,771,734
1,815,175	Chase Mortgage Finance Trust, Series 2007-A2-6A4	2.99	% (c)	07/25/2037	1,759,721
925,033	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	303,399
20,220,089	CIM Trust, Series 2017-6-A1	3.02	% (a)(c)	06/25/2057	20,250,106
6,953,000	CIM Trust, Series 2020-R2-M2	3.00	% (a)(c)	10/25/2059	6,862,147
42,231	CitiCorporationMortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	43,178
737,411	CitiCorporationResidential Mortgage Securities, Inc., Series 2006-2-A5	5.22	% (k)	09/25/2036	754,672
229,098	Citigroup Mortgage Loan Trust, Series 2006-WF2-A2C	6.35	% (k)	05/25/2036	118,288
418,048	Citigroup Mortgage Loan Trust, Series 2008-AR4-2A1B	3.45	% (a)(c)	11/25/2038	422,655
4,864,365	Citigroup Mortgage Loan Trust, Series 2007-OPX1-A1A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	0.18%		01/25/2037	2,841,308
10,014,259	Citigroup Mortgage Loan Trust, Series 2009-3-5A3	6.00	% (a)(c)	02/25/2037	9,291,747
3,794,500	Citigroup Mortgage Loan Trust, Series 2018-RP1-M3	3.00	% (a)(c)	09/25/2064	3,743,315
36,144,552	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92	% (a)	10/25/2058	35,384,352
4,243,548	Citigroup Mortgage Loan Trust, Series 2019-C-A1	3.23	% (a)(b)	09/25/2059	4,273,003
88,318	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	88,351
42,742	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	40,220
339,595	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	341,039
5,341,880	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	5,289,931
1,000,000	CoreVest American Finance Trust, Series 2020-4-E	3.38	% (a)	12/15/2052	961,998
956,467	Countrywide Alternative Loan Trust, Series 2004-22CB-1A1	6.00%		10/25/2034	988,444
105,902	Countrywide Alternative Loan Trust, Series 2005-20CB-1A1	5.50%		07/25/2035	100,930
166,556	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	113,741
645,412	Countrywide Alternative Loan Trust, Series 2005-46CB-A22	5.25%		10/25/2035	587,816
102,678	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	0.81%		10/25/2035	75,980
273,611	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	198,033
7,202,660	Countrywide Alternative Loan Trust, Series 2006-42-1A8	6.00%		01/25/2047	5,655,882
1,128,370	Countrywide Alternative Loan Trust, Series 2007-12T1-A1	6.00%		06/25/2037	809,200
1,234,547	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.56%		08/25/2037	472,718
357,494	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	53.68	% (l)	08/25/2037	801,947
70,903	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	29.40	% (l)	08/25/2037	99,736
335,082	Countrywide Alternative Loan Trust, Series 2007-18CB-2A17	6.00%		08/25/2037	274,104
1,603,366	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.61%		09/25/2037	713,035
1,575,035	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.39	% (i)(l)	09/25/2037	433,420
721,028	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	134,878
11,224	Countrywide Asset-Backed Certificates, Series 2005-13-AF3	5.43	% (c)	02/25/2033	10,645
232,513	Countrywide Home Loans, Series 2005-28-A7	5.25%		11/01/2035	184,669
521,685	Countrywide Home Loans, Series 2007-10-A5	6.00%		07/25/2037	379,526
209,797	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	175,668
558,184	Countrywide Home Loans, Series 2007-3-A17	6.00%		04/25/2037	418,413
78,765	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	70,206
875,858	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-1A3	5.25%		09/25/2035	851,226
3,701,760	Credit Suisse Mortgage Capital Certificates, Series 2009-3R-19A2	6.00	% (a)	01/27/2038	2,612,463
8,573,211	Credit-Based Asset Servicing and Securitization LLC, Series 2007-RP1-A (1 Month LIBOR USD + 0.31%, 0.31% Floor)	8.00	% (a)	05/25/2046	8,048,301
2,764,040	CSMC Mortgage-Backed Trust, Series 2006-4-6A1	6.00%		05/25/2036	1,624,033
33,657	CSMC Mortgage-Backed Trust, Series 2006-4-7A1	5.50%		05/25/2021	28,818
61,763	CSMC Mortgage-Backed Trust, Series 2007-1-3A1	6.00%		02/25/2022	17,776
14,988	CSMC Mortgage-Backed Trust, Series 2007-2-2A1	5.00%		03/25/2037	14,264
10,483,287	CSMC Mortgage-Backed Trust, Series 2019-RPL8-A1	3.32	% (a)(c)	10/25/2058	10,570,790
1,344,610	CSMC Trust, Series 2010-4R-3A17	6.00	% (a)(c)	06/26/2037	1,334,906
17,305,397	CSMC Trust, Series 2019-JR1-A1	4.10	% (a)(c)	09/27/2066	17,555,284
41,350,696	CSMC Trust, Series 2020-RPL1-PT1	3.44	% (a)(c)	10/25/2069	41,650,116
9,035,400	CSMC Trust, Series 2020-RPL4-M1	2.50	% (a)	01/25/2060	9,040,079
501,409	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.98	% (a)(l)	04/15/2036	457,666
91,883	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	14.40	%(a)(l)	04/15/2036	93,439
1,026,307	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.98	% (a)(l)	04/15/2036	963,947
6,578,478	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	6,393,734
13,653,676	First Franklin Mortgage Loan Trust, Series 2007-FF2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.25%		03/25/2037	9,168,076
254,952	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2-1A5	6.00%		05/25/2036	170,666
3,109,224	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8-1A1	6.25%		02/25/2037	2,036,154
54,091	First Horizon Alternative Mortgage Securities Trust, Series 2006-RE1-A1	5.50	% (c)	05/25/2035	46,272
19,200,000	FMC GMSR Issuer Trust, Series 2019-GT2-A	4.23	% (a)(c)	09/25/2024	19,191,790
11,860,094	GCAT LLC, Series 2020-2-A1	3.72	% (a)(b)	06/25/2025	11,896,118
2,077,642	GMACM Mortgage Loan Trust, Series 2006-J1-A6	5.75%		04/25/2036	2,068,036
7,546,000	GS Mortgage-Backed Securities Trust, Series 2020-NQM1-M1	3.29	% (a)(c)	09/27/2060	7,649,185
26,766	GSAA Home Equity Trust, Series 2005-7-AF5	5.11	% (k)	05/25/2035	27,099
1,065,982	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	883,023
987,502	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	655,336
2,028,807	GSR Mortgage Loan Trust, Series 2006-3F-4A1	6.00%		03/25/2036	2,023,163
24,889,547	GSR Mortgage Loan Trust, Series 2006-OA1-1A1 (1 Month LIBOR USD + 0.44%, 0.44% Floor)	0.55%		08/25/2046	8,941,555
199,718	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	289,854
19,200,000	Headlands Residential LLC, Series 2019-RPL1-NOTE	3.97	% (a)(b)	06/25/2024	19,293,938
5,250,000	Homeward Opportunities Fund Trust, Series 2020-2-M1	3.90	% (a)(c)	05/25/2065	5,421,936
9,000,000	Homeward Opportunities Fund Trust, Series 2020-BPL1-A1	3.23	% (a)(b)	08/25/2025	9,023,065
25,183,313	HSI Asset Securitization Corporation, Series 2006-HE1-1A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.25%		10/25/2036	11,120,012
34,256,422	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	0.38%		02/25/2037	32,169,216
242,187	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.69	% (k)	05/25/2036	244,633
5,477,630	JP Morgan Alternative Loan Trust, Series 2006-S3-A4	6.31%		08/25/2036	5,349,398
115,082	JP Morgan Alternative Loan Trust, Series 2006-S3-A6	6.12%		08/25/2036	114,514
116,401	JP Morgan Alternative Loan Trust, Series 2006-S4-A6	5.71	% (k)	12/25/2036	117,427
16,443,755	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC2-A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.61%		07/25/2036	9,938,870
20,901,335	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC3-A4 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.26%		08/25/2036	16,549,894
15,688,836	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC4-A5 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	0.32%		12/25/2036	10,330,268
3,549,520	JP Morgan Mortgage Trust, Series 2006-S1-2A9	6.50%		04/25/2036	3,661,917
200,970	JP Morgan Mortgage Trust, Series 2007-S3-1A7	6.00%		08/25/2037	150,679
1,250,744	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20	% (a)(b)	05/25/2059	1,263,474
32,522,257	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	4.30	% (a)	06/25/2058	33,242,235
4,025,393	Legacy Mortgage Asset Trust, Series 2019-SL3-A	3.47	% (a)(b)	11/25/2061	4,047,389
35,482,734	Legacy Mortgage Asset Trust, Series 2020-GS2-A1	2.75	% (a)(b)	03/25/2060	35,688,747
448,262	Lehman Mortgage Trust, Series 2006-3-1A5	6.00%		07/25/2036	316,022
33,020	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	30.18	% (l)	01/25/2037	49,601
579,923	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	302,986
119,727	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	100,508
4,619,531	Lehman Trust, Series 2005-9N-1A1 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	0.38%		02/25/2036	4,511,233
6,300,300	Lehman XS Trust, Series 2007-1-1A2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.43%		02/25/2037	6,291,648
12,806,170	Lehman XS Trust, Series 2007-3-2A3 (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.59%		03/25/2037	12,588,365
4,200,000	LHOME Mortgage Trust, Series 2021-RTL1-A2	2.86	% (a)(c)	09/25/2026	4,231,996
9,000,000	LoanDepot GMSR Master Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.91	% (a)	10/16/2023	8,986,693
37,986,896	Long Beach Mortgage Loan Trust, Series 2006-2-2A3 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	0.49%		03/25/2046	17,807,113
14,864,946	Long Beach Mortgage Loan Trust, Series 2006-3-2A3 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	0.47%		05/25/2046	6,767,726
17,684,243	Long Beach Mortgage Loan Trust, Series 2006-6-2A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.26%		07/25/2036	9,326,219
83,074	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	82,905
5,484,713	MASTR Alternative Loans Trust, Series 2006-1-A5	6.00%		02/25/2036	3,754,343
38,560	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	19,208
1,128,536	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	962,687
12,570,254	Merrill Lynch Alternative Asset Trust, Series 2007-OAR4-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.36%		08/25/2037	12,424,997
1,929,862	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A8	6.00%		03/25/2037	1,134,548
7,350,782	Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.36%		03/25/2037	6,573,878
7,007,000	MFA LLC, Series 2021-NPL1-A1	2.36	% (a)(b)	03/25/2060	7,065,796
9,192,442	Morgan Stanley Capital Trust, Series 2006-HE5-A2C (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.25%		08/25/2036	5,886,025
19,820	Morgan Stanley Mortgage Loan Trust, Series 2004-1-1A1	5.00%		11/25/2033	19,785
652,116	Morgan Stanley Mortgage Loan Trust, Series 2005-7-7A4	5.50%		11/25/2035	680,990
1,925,958	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.11	% (c)	06/25/2036	1,539,184
486,980	Morgan Stanley Re-Remic Trust, Series 2010-R6-5C	5.75	% (a)(c)	05/26/2037	478,298
3,987,253	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1-A1	2.69	% (a)(c)	10/25/2060	4,015,470
34,322,708	New Residential Mortgage Loan Trust, Series 2020-NPL2-A1	3.23	% (a)(b)	08/25/2060	34,632,192
11,169,994	New York Mortgage Trust, Series 2020-SP1-A1	3.96	% (a)	06/25/2025	11,228,715
183,343	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52	% (c)	01/25/2036	78,839
553,481	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80	% (k)	10/25/2036	214,336
946,063	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06	% (k)	02/25/2037	374,603
10,402,902	NRPL Trust, Series 2019-3A-A1	3.00	% (a)(b)	07/25/2059	10,471,226
7,912,070	NRZ Excess Spread-Collateralized Notes, Series 2020-PLS1-A	3.84	% (a)	12/25/2025	8,005,210
43,440	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.98% Floor)	1.08%		11/25/2034	43,297
24,427,100	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.30%		07/25/2037	22,685,364
4,555,799	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	2.81	% (a)	10/27/2022	4,567,126
11,143,993	PMT Credit Risk Transfer Trust, Series 2020-1R-A (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.46	% (a)	02/27/2023	11,083,359
15,000,000	PMT Credit Risk Transfer Trust, Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	0.01	% (a)	03/25/2026	15,033,135
7,626,724	PR Mortgage Loan Trust, Series 2014-1-APT	5.91	% (a)(c)	10/25/2049	7,569,922
3,048,208	Pretium Mortgage Credit Partners LLC, Series 2020-NPL3-A1	3.10	% (a)(b)	06/27/2060	3,081,005
1,587,000	Pretium Mortgage Credit Partners LLC, Series 2021-NPL1-A1	2.24	% (a)(b)	09/27/2060	1,599,739
13,277,894	PRPM LLC, Series 2019-GS1-A1	3.50	% (a)(c)	10/25/2024	13,401,157
11,157,994	PRPM LLC, Series 2020-3-A1	2.86	% (a)(b)	09/25/2025	11,248,838
25,331,000	PRPM LLC, Series 2021-2-A1	2.12	% (a)(c)	03/25/2024	25,533,167
7,610,823	RBSGC Mortgage Loan Trust, Series 2005-A-3A	6.00%		04/25/2035	4,933,795
27,901,395	Redwood Funding Trust, Series 2019-1-PT	4.21	% (a)(b)	09/27/2024	28,196,843
205,226	Residential Accredit Loans, Inc., Series 2005-QS14-3A3	6.00%		09/25/2035	200,251
256,262	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	251,229
2,796,325	Residential Accredit Loans, Inc., Series 2006-QS10-A9	6.50%		08/25/2036	2,788,103
2,629,377	Residential Accredit Loans, Inc., Series 2006-QS4-A10	6.00%		04/25/2036	2,524,626
540,699	Residential Accredit Loans, Inc., Series 2006-QS6-1A15	6.00%		06/25/2036	517,857
18,736	Residential Accredit Loans, Inc., Series 2006-QS6-2A1	6.00%		06/25/2021	18,051
21,686,628	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.34%		06/25/2037	10,484,162
910,026	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	884,496
3,223,580	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	3,144,586
96,295	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.41	% (k)	01/25/2035	98,283
191,148	Residential Asset Securitization Trust, Series 2005-A10-A3	5.50%		09/25/2035	138,812
261,452	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	191,831
46,226	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	36,234
1,592,977	Residential Asset Securitization Trust, Series 2006-A6-1A1	6.50%		07/25/2036	799,981
124,562	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	27.97	% (e)(l)	01/25/2046	157,585
63,359	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A2	6.00%		10/25/2036	60,753
603,156	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	570,920
422,307	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	378,398
5,154,000	Residential Mortgage Loan Trust, Series 2020-1-M1	3.24	% (a)(c)	02/25/2024	5,157,851
8,447,980	Seasoned Credit Risk Transfer Trust, Series 2018-2-HV	3.00	% (c)	11/25/2057	8,959,461
21,466,702	Seasoned Credit Risk Transfer Trust, Series 2019-4-M55D	4.00%		02/25/2059	23,613,565
21,566,183	Securitized Asset Backed Receivables LLC Trust, Series 2007-HE1-A2C (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.27%		12/25/2036	7,470,455
31,471,978	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	2.26	% (a)(c)	02/25/2054	26,746,523
5,230,628	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	2.55	% (a)(c)	12/26/2059	4,781,668
5,489,682	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	3.38	% (a)(c)	10/25/2044	5,189,071
5,762,086	Sequoia Mortgage Trust, Series 2007-3-2AA1	3.21	% (c)	07/20/2037	5,350,545
8,503,636	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.11%		09/25/2037	6,850,660
5,910,000	Starwood Mortgage Residential Trust, Series 2020-1-B1	3.73	% (a)(c)	02/25/2050	5,970,859
3,918,790	Structured Asset Investment Loan Trust, Series 2006-BNC3-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.29%		09/25/2036	3,004,173
1,011,002	Structured Asset Securities Corporation, Series 2005-RF1-A (1 Month LIBOR USD + 0.35%, 0.35% Floor)	0.46	% (a)	03/25/2035	917,106
1,011,002	Structured Asset Securities Corporation, Series 2005-RF1-AIO	4.68	% (a)(c)(i)	03/25/2035	138,863
14,000,000	Toorak Mortgage Corporation Ltd., Series 2019-2-A1	3.72	% (b)	09/25/2022	14,216,230
16,442,163	Velocity Commercial Capital Loan Trust, Series 2018-1-A	3.59	% (a)	04/25/2048	17,190,283
2,549,984	Velocity Commercial Capital Loan Trust, Series 2018-1-M1	3.91	% (a)	04/25/2048	2,680,391
1,450,142	Velocity Commercial Capital Loan Trust, Series 2018-1-M2	4.26	% (a)	04/25/2048	1,498,836
867,360	Velocity Commercial Capital Loan Trust, Series 2018-1-M3	4.41	% (a)	04/25/2048	890,764
11,093,172	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05	% (a)(c)	10/26/2048	11,618,850
3,959,584	Velocity Commercial Capital Loan Trust, Series 2019-1-M1	3.94	% (a)(c)	03/25/2049	4,112,091
1,309,464	Velocity Commercial Capital Loan Trust, Series 2019-1-M2	4.01	% (a)(c)	03/25/2049	1,338,815
1,478,948	Velocity Commercial Capital Loan Trust, Series 2019-1-M3	4.12	% (a)(c)	03/25/2049	1,505,840
5,609,311	Vericrest Opportunity Loan Trust, Series 2020-NPL5-A1A	2.98	% (a)(b)	03/25/2050	5,636,186
7,151,000	Verus Securitization Trust, Series 2020-3-M1	3.97	% (a)(c)	04/25/2060	7,176,036
7,471,000	Verus Securitization Trust, Series 2020-5-M1	2.60	% (a)(c)	05/25/2065	7,499,911
11,070,947	Verus Securitization Trust, Series 2020-NPL1-A1	3.60	% (a)(b)	08/25/2050	11,125,232
1,788,922	VOLT LLC, Series 2021-NPL1-A1	1.89	% (a)(b)	02/27/2051	1,790,452
6,971,149	VOLT LLC, Series 2021-NPL3-A1	2.24	% (a)(b)	02/27/2051	6,972,735
6,664,227	VOLT LLC, Series 2021-NPL5-A1	2.12	% (a)(b)	03/27/2051	6,663,561
6,515,000	VOLT LLC, Series 2021-NPL6-A1	2.24	% (a)(b)	04/25/2051	6,518,956
6,587,487	WaMu Mortgage Pass Through Certificates Trust, Series 2007-HY7-2A1	3.09	% (c)	07/25/2037	6,528,586
9,232,417	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A2	6.00%		04/25/2037	9,036,665
8,430,058	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8-A5	4.24	% (k)	10/25/2036	4,384,136
103,172	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	101,787
603,342	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	580,654
1,739,373	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-2-4CB	6.00%		03/25/2036	1,777,475
3,746,394	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8-A6	4.24	% (k)	10/25/2036	1,947,398
2,170,587	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR19-2A (11th District Cost of Funds Index + 1.25%, 1.25% Floor)	1.71%		01/25/2047	2,155,955
6,475,056	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A3	6.00%		04/25/2037	6,337,767
1,116,643	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A6	6.00%		04/25/2037	1,109,578
79,437	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	38.83	% (l)	06/25/2037	151,425
7,901,394	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A3	7.00%		06/25/2037	5,527,783
567,225	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	563,774
17,183	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14-A6	3.01	% (c)	08/25/2035	17,338
567,207	Wells Fargo Mortgage Backed Securities Trust, Series 2006-7-2A1	6.00%		06/25/2036	564,919
38,255	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	38,640

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,163,274,621)					1,159,575,018

US Corporate Bonds—13.9%
11,981,000	AbbVie, Inc.	4.70%		05/14/2045	14,222,005
1,195,000	Academy Ltd.	6.00	% (a)	11/15/2027	1,260,725
1,330,000	Acrisure LLC	4.25	% (a)	02/15/2029	1,309,651
7,975,000	Activision Blizzard, Inc.	1.35%		09/15/2030	7,217,148
1,235,000	Advanced Drainage Systems, Inc.	5.00	% (a)	09/30/2027	1,298,146
245,000	Aethon United Finance Corporation	8.25	% (a)	02/15/2026	254,034
4,618,000	Air Lease Corporation	3.75%		02/01/2022	4,715,394
1,126,000	Air Methods Corporation	8.00	% (a)	05/15/2025	1,061,255
7,825,000	Aircastle Ltd.	2.85	% (a)	01/26/2028	7,490,930
1,215,000	Albertsons LLC	3.50	% (a)	03/15/2029	1,157,761
4,755,000	Alexandria Real Estate Equities, Inc.	3.00%		05/18/2051	4,337,357
1,285,000	Alliant Holdings Intermediate LLC	6.75	% (a)	10/15/2027	1,369,887
1,120,000	Allied Universal Holding Company	6.63	% (a)	07/15/2026	1,189,838
2,155,000	Allied Universal Holding Company	9.75	% (a)	07/15/2027	2,368,216
2,457,000	Altria Group, Inc.	4.80%		02/14/2029	2,824,939
1,925,000	American Airlines, Inc.	5.75	% (a)	04/20/2029	2,049,932
1,085,000	American Axle & Manufacturing, Inc.	6.25%		03/15/2026	1,112,667
4,433,000	American Tower Corporation	3.38%		10/15/2026	4,797,539
14,172,000	American Tower Corporation	3.60%		01/15/2028	15,320,053
989,000	Antero Midstream Partners LP	5.75	% (a)	03/01/2027	991,072
4,135,000	Anthem, Inc.	2.38%		01/15/2025	4,323,882
650,000	Apache Corporation	4.63%		11/15/2025	670,507
1,165,000	Apache Corporation	4.38%		10/15/2028	1,163,252
405,000	Arches Buyer, Inc.	4.25	% (a)	06/01/2028	405,030
2,385,000	Arconic Corporation	6.13	% (a)	02/15/2028	2,544,497
398,000	Ardagh Packaging Finance, Inc.	6.00	% (a)	02/15/2025	410,537
300,000	Ardagh Packaging Finance, Inc.	5.25	% (a)	04/30/2025	315,699
975,000	Ardagh Packaging Finance, Inc.	5.25	% (a)	08/15/2027	995,553
2,500,000	Ardagh Packaging Finance, Inc.	4.00	% (a)	09/01/2029	2,499,050
7,560,000	Ares Capital Corporation	2.15%		07/15/2026	7,367,575
4,590,000	Arizona Public Service Company	3.35%		05/15/2050	4,561,116
6,320,000	Arrow Electronics, Inc.	3.88%		01/12/2028	6,862,298
340,000	Asbury Automotive Group, Inc.	4.50%		03/01/2028	348,639
340,000	Asbury Automotive Group, Inc.	4.75%		03/01/2030	351,645
2,655,000	Ascend Learning LLC	6.88	% (a)	08/01/2025	2,731,052
690,000	Ascend Learning LLC	6.88	% (a)	08/01/2025	709,765
1,000,000	ASGN, Inc.	4.63	% (a)	05/15/2028	1,033,370
2,980,000	AssuredPartners, Inc.	7.00	% (a)	08/15/2025	3,089,411
190,000	AssuredPartners, Inc.	5.63	% (a)	01/15/2029	193,847
23,410,000	AT&T, Inc.	3.50	% (a)	09/15/2053	21,674,582
13,989,000	Athene Global Funding	3.00	% (a)	07/01/2022	14,424,237
475,000	Austin BidCo, Inc.	7.13	% (a)	12/15/2028	484,203
885,000	Avantor, Inc.	4.63	% (a)	07/15/2028	925,365
1,285,000	Avaya, Inc.	6.13	% (a)	09/15/2028	1,366,520
7,375,000	Aviation Capital Group LLC	5.50	% (a)	12/15/2024	8,253,107
685,000	Axalta Coating Systems LLC	4.75	% (a)	06/15/2027	716,887
785,000	B&G Foods, Inc.	5.25%		09/15/2027	817,625
535,000	Banff Merger Sub, Inc.	9.75	% (a)	09/01/2026	570,524
12,495,000	Bank of America Corporation (3 Month LIBOR USD + 1.21% )	3.97%		02/07/2030	13,882,161
982,000	Bausch Health Companies, Inc.	7.00	% (a)	03/15/2024	1,005,568
2,355,000	Bausch Health Companies, Inc.	7.00	% (a)	01/15/2028	2,560,450
1,040,000	Bausch Health Companies, Inc.	6.25	% (a)	02/15/2029	1,106,977
1,315,000	Bausch Health Companies, Inc.	5.25	% (a)	01/30/2030	1,323,311
2,045,000	Beacon Roofing Supply, Inc.	4.88	% (a)	11/01/2025	2,094,724
18,052,000	Becton Dickinson and Company	2.89%		06/06/2022	18,522,836
4,725,000	Berkshire Hathaway Finance Corporation	2.85%		10/15/2050	4,363,453
695,000	Blue Racer Midstream LLC	7.63	% (a)	12/15/2025	750,319
8,169,000	Boeing Company	2.95%		02/01/2030	8,152,553
13,015,000	Boston Properties LP	3.40%		06/21/2029	13,691,775
125,000	Boxer Parent Company, Inc.	7.13	% (a)	10/02/2025	134,242
2,065,000	Boyd Gaming Corporation	4.75%		12/01/2027	2,108,582
3,465,000	Boyne USA, Inc.	7.25	% (a)	05/01/2025	3,612,696
5,040,000	BP Capital Markets America, Inc.	2.94%		06/04/2051	4,503,745
12,260,000	Bristol-Myers Squibb Company	4.35%		11/15/2047	14,621,592
2,677,000	Broadcom, Inc.	3.15%		11/15/2025	2,855,046
8,830,000	Broadcom, Inc.	3.42	% (a)	04/15/2033	8,898,605
11,625,000	Brooklyn Union Gas Company	4.49	% (a)	03/04/2049	13,340,653
535,000	Builders FirstSource, Inc.	6.75	% (a)	06/01/2027	576,462
900,000	Cablevision Lightpath LLC	3.88	% (a)	09/15/2027	892,125
500,000	Cablevision Lightpath LLC	5.63	% (a)	09/15/2028	508,287
890,000	Calpine Corporation	4.50	% (a)	02/15/2028	898,811
555,000	Calpine Corporation	5.13	% (a)	03/15/2028	558,366
600,000	Calpine Corporation	4.63	% (a)	02/01/2029	585,474
4,070,000	Campbell Soup Company	2.38%		04/24/2030	3,987,140
4,050,000	Capital One Financial Corporation (3 Month LIBOR USD + 0.72%)	0.93%		01/30/2023	4,080,353
595,000	Carnival Corporation	11.50	% (a)	04/01/2023	682,884
1,150,000	Carnival Corporation	5.75	% (a)	03/01/2027	1,181,625
8,420,000	Carrier Global Corporation	3.38%		04/05/2040	8,421,004
525,000	Carvana Corporation	5.63	% (a)	10/01/2025	539,227
1,754,000	Castle US Holding Corporation	9.50	% (a)	02/15/2028	1,792,369
1,395,000	Catalent Pharma Solutions, Inc.	5.00	% (a)	07/15/2027	1,463,620
1,255,000	CCO Holdings LLC	5.00	% (a)	02/01/2028	1,328,606
2,520,000	CCO Holdings LLC	4.75	% (a)	03/01/2030	2,614,500
1,275,000	CCO Holdings LLC	4.50	% (a)	08/15/2030	1,301,080
1,830,000	Cedar Fair LP	5.25%		07/15/2029	1,884,131
1,520,000	Cengage Learning, Inc.	9.50	% (a)	06/15/2024	1,551,350
1,580,000	Centene Corporation	4.25%		12/15/2027	1,663,940
660,000	Centene Corporation	3.00%		10/15/2030	659,729
8,970,000	Centene Corporation	2.50%		03/01/2031	8,577,742
1,165,000	Century Communities, Inc.	6.75%		06/01/2027	1,241,709
1,305,000	CenturyLink, Inc.	5.13	% (a)	12/15/2026	1,376,292
1,170,000	CenturyLink, Inc.	4.00	% (a)	02/15/2027	1,196,676
12,990,000	Charles Schwab Corporation	3.55%		02/01/2024	14,045,190
920,000	Charles Schwab Corporation	0.75%		03/18/2024	925,347
12,776,000	Charter Communications Operating LLC	4.91%		07/23/2025	14,491,551
390,000	Cheniere Energy Partners LP	5.63%		10/01/2026	408,486
1,219,000	Chesapeake Energy Corporation	5.88	% (a)	02/01/2029	1,294,426
1,375,000	CHS/Community Health Systems, Inc.	6.00	% (a)	01/15/2029	1,455,781
975,000	CHS/Community Health Systems, Inc.	6.88	% (a)	04/15/2029	1,021,917
1,205,000	CHS/Community Health Systems, Inc.	4.75	% (a)	02/15/2031	1,178,671
8,755,000	Cigna Corporation	4.90%		12/15/2048	10,749,731
7,655,000	Cigna Corporation (3 Month LIBOR USD + 0.89% )	1.13%		07/15/2023	7,750,769
1,765,000	Cincinnati Bell, Inc.	7.00	% (a)	07/15/2024	1,824,569
21,555,000	Citigroup, Inc. (3 Month LIBOR USD + 1.10% )	1.29%		05/17/2024	21,872,262
2,140,000	Clean Harbors, Inc.	4.88	% (a)	07/15/2027	2,261,317
460,000	Clean Harbors, Inc.	5.13	% (a)	07/15/2029	489,700
240,000	Clear Channel Outdoor Holdings, Inc.	7.75	% (a)	04/15/2028	237,810
396,000	Clear Channel Worldwide Holdings, Inc.	9.25%		02/15/2024	412,701
1,265,000	Clearway Energy Operating LLC	4.75	% (a)	03/15/2028	1,317,282
1,710,000	CNX Midstream Partners LP	6.50	% (a)	03/15/2026	1,744,200
600,000	CNX Resources Corporation	6.00	% (a)	01/15/2029	624,633
5,155,000	Comcast Corporation	3.95%		10/15/2025	5,761,187
7,085,000	Comcast Corporation	3.40%		04/01/2030	7,676,937
725,000	CommScope Technologies LLC	5.00	% (a)	03/15/2027	719,566
1,215,000	Consolidated Communications, Inc.	5.00	% (a)	10/01/2028	1,227,514
6,495,000	Constellation Brands, Inc.	3.15%		08/01/2029	6,810,311
815,000	Constellation Brands, Inc.	2.88%		05/01/2030	833,717
1,030,000	Constellation Merger Sub, Inc.	8.50	% (a)	09/15/2025	974,529
1,388,000	Cornerstone Building Brands, Inc.	6.13	% (a)	01/15/2029	1,480,822
1,750,000	Corporate Office Properties LP	2.75%		04/15/2031	1,695,885
1,810,000	CRC Issuer LLC	5.25	% (a)	10/15/2025	1,819,050
1,945,000	Credit Acceptance Corporation	6.63%		03/15/2026	2,051,975
12,965,000	Crown Castle International Corporation	3.65%		09/01/2027	14,148,005
815,000	Crown Castle International Corporation	3.80%		02/15/2028	888,891
2,940,000	CSC Holdings LLC	5.75	% (a)	01/15/2030	3,100,230
1,200,000	CSC Holdings LLC	4.63	% (a)	12/01/2030	1,182,000
2,325,000	CSI Compressco LP	7.50	% (a)	04/01/2025	2,367,141
13,890,000	CSX Corporation	3.80%		11/01/2046	14,744,969
5,420,000	CVS Health Corporation	5.05%		03/25/2048	6,664,302
2,200,000	Dana Financing Ltd.	5.75	% (a)	04/15/2025	2,270,125
410,000	Dana, Inc.	5.38%		11/15/2027	431,269
965,000	Dana, Inc.	5.63%		06/15/2028	1,034,128
950,000	DaVita, Inc.	4.63	% (a)	06/01/2030	969,104
920,000	Dealer Tire LLC	8.00	% (a)	02/01/2028	972,900
14,025,000	Dell International LLC	5.30	% (a)	10/01/2029	16,417,088
1,215,000	Diamond Sports Group LLC	5.38	% (a)	08/15/2026	876,319
4,425,000	Diamondback Energy, Inc.	0.90%		03/24/2023	4,428,354
3,690,000	Diamondback Energy, Inc.	2.88%		12/01/2024	3,894,563
3,500,000	Digital Realty Trust	3.70%		08/15/2027	3,861,578
3,000,000	Digital Realty Trust	3.60%		07/01/2029	3,226,930
15,975,000	Discover Financial Services	4.10%		02/09/2027	17,742,592
1,330,000	DISH DBS Corporation	5.88%		11/15/2024	1,392,889
5,040,000	Dollar Tree, Inc.	4.00%		05/15/2025	5,566,745
4,400,000	DTE Energy Company	2.95%		03/01/2030	4,492,809
2,095,000	Duke Energy Corporation	3.75%		09/01/2046	2,111,996
7,615,000	Duke Energy Corporation	3.95%		08/15/2047	7,881,770
9,090,000	Duke Energy Progress, Inc.	4.15%		12/01/2044	10,313,026
564,000	Dun & Bradstreet Corporation	6.88	% (a)	08/15/2026	603,240
852,000	Dun & Bradstreet Corporation	10.25	% (a)	02/15/2027	953,017
5,315,000	DuPont de Nemours, Inc.	5.42%		11/15/2048	6,867,544
8,228,000	East Ohio Gas Company	3.00	% (a)	06/15/2050	7,620,632
1,180,000	EES Finance Corporation	8.13%		05/01/2025	1,089,901
1,425,000	Eldorado Resorts, Inc.	6.25	% (a)	07/01/2025	1,520,860
1,256,000	Embarq Corporation	8.00%		06/01/2036	1,448,746
535,000	Emergent BioSolutions, Inc.	3.88	% (a)	08/15/2028	523,966
5,525,000	Enable Midstream Partners LP	4.40%		03/15/2027	5,979,497
620,000	Encompass Health Corporation	4.50%		02/01/2028	636,002
215,000	Encompass Health Corporation	4.75%		02/01/2030	221,534
1,430,000	Encompass Health Corporation	4.63%		04/01/2031	1,481,837
790,000	Endeavor Energy Resources LP	6.63	% (a)	07/15/2025	845,537
500,000	Endo Finance LLC	6.00	% (a)	07/15/2023	450,307
1,040,000	Endo Finance LLC	6.13	% (a)	04/01/2029	1,050,400
1,460,000	Endure Digital, Inc.	6.00	% (a)	02/15/2029	1,428,829
13,325,000	Energy Transfer Operating LP	4.75%		01/15/2026	14,804,496
1,250,000	Energy Transfer Operating LP	4.20%		04/15/2027	1,363,973
3,785,000	Entergy Corporation	2.80%		06/15/2030	3,817,317
705,000	Envision Healthcare Corporation	8.75	% (a)	10/15/2026	524,210
1,235,000	EQM Midstream Partners LP	4.75	% (a)	01/15/2031	1,199,494
1,100,000	EQT Corporation	8.50%		02/01/2030	1,404,205
6,010,000	Equinix, Inc.	1.80%		07/15/2027	5,906,393
1,651,000	ESH Hospitality, Inc.	5.25	% (a)	05/01/2025	1,686,455
7,850,000	Essential Utilities, Inc.	2.70%		04/15/2030	7,927,891
8,130,000	Eversource Energy	1.65%		08/15/2030	7,549,755
3,954,000	Exelon Corporation	3.40%		04/15/2026	4,280,486
6,720,000	Expedia Group, Inc.	3.80%		02/15/2028	7,121,818
3,175,000	Expedia Group, Inc.	2.95	% (a)	03/15/2031	3,134,181
5,840,000	Exxon Mobil Corporation	2.61%		10/15/2030	5,958,566
6,320,000	Exxon Mobil Corporation	4.23%		03/19/2040	7,119,349
6,367,000	FedEx Corporation	4.75%		11/15/2045	7,465,986
990,000	Ferrellgas Escrow LLC	5.38	% (a)	04/01/2026	985,842
3,535,000	Flowers Foods, Inc.	2.40%		03/15/2031	3,452,835
605,000	Ford Motor Company	9.00%		04/22/2025	733,502
1,535,000	Ford Motor Company	7.45%		07/16/2031	1,938,252
2,175,000	Ford Motor Credit Company LLC	3.38%		11/13/2025	2,214,694
2,900,000	Ford Motor Credit Company LLC	4.39%		01/08/2026	3,052,192
2,555,000	Ford Motor Credit Company LLC (3 Month LIBOR USD + 1.24% )	1.43%		02/15/2023	2,530,526
7,870,000	Fortinet, Inc.	1.00%		03/15/2026	7,703,758
1,535,000	Front Range BidCo, Inc.	4.00	% (a)	03/01/2027	1,510,141
720,000	Front Range BidCo, Inc.	6.13	% (a)	03/01/2028	740,138
2,535,000	Frontdoor, Inc.	6.75	% (a)	08/15/2026	2,702,944
525,000	Frontier Communications Corporation	8.50	% (f)	04/15/2021	347,812
945,000	Frontier Communications Corporation	7.13	% (f)	01/15/2023	613,659
390,000	Frontier Communications Corporation	5.88	% (a)	10/15/2027	414,131
800,000	Frontier Communications Corporation	5.00	% (a)	05/01/2028	816,204
450,000	Frontier Communications Corporation	6.75	% (a)	05/01/2029	475,459
490,000	Full House Resorts, Inc.	8.25	% (a)	02/15/2028	523,222
1,455,000	Gates Global LLC	6.25	% (a)	01/15/2026	1,526,542
1,140,000	GCI LLC	4.75	% (a)	10/15/2028	1,169,212
6,335,000	General Electric Company	5.88%		01/14/2038	8,212,025
4,830,000	General Electric Company	6.88%		01/10/2039	6,804,441
6,205,000	General Motors Financial Company	3.95%		04/13/2024	6,680,782
13,645,000	General Motors Financial Company (3 Month LIBOR USD + 0.99% )	1.19%		01/05/2023	13,765,786
1,955,000	Genting New York LLC	3.30	% (a)	02/15/2026	1,955,979
13,980,000	Georgia Power Company	2.20%		09/15/2024	14,592,061
12,700,000	Georgia Power Company	3.25%		03/15/2051	12,180,614
1,846,960	Global Aircraft Leasing Company (7.25% PIK)	6.50	% (a)	09/15/2024	1,773,544
1,660,000	Gogo Intermediate Holdings LLC	9.88	% (a)	05/01/2024	1,750,262
1,035,000	Golden Entertainment, Inc.	7.63	% (a)	04/15/2026	1,104,050
2,445,000	Golden Nugget, Inc.	6.75	% (a)	10/15/2024	2,475,367
500,000	Golden Nugget, Inc.	8.75	% (a)	10/01/2025	529,375
18,188,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.17% )	1.36%		05/15/2026	18,436,556
615,000	GrafTech Finance, Inc.	4.63	% (a)	12/15/2028	620,381
1,510,000	Gray Television, Inc.	7.00	% (a)	05/15/2027	1,644,012
1,295,000	Griffon Corporation	5.75%		03/01/2028	1,379,175
420,000	Group 1 Automotive, Inc.	4.00	% (a)	08/15/2028	417,900
1,090,000	GTT Communications, Inc.	7.88	% (a)	12/31/2024	183,937
1,695,000	Gulfport Energy Corporation	6.38	% (f)	05/15/2025	1,530,797
4,305,000	Halliburton Company	2.92%		03/01/2030	4,303,212
388,000	Halliburton Company	5.00%		11/15/2045	432,210
5,240,000	HCA, Inc.	4.13%		06/15/2029	5,812,844
1,805,000	Health Care Service Corporation and Mutual Legal Reserve Company	3.20	% (a)	06/01/2050	1,712,422
1,540,000	Hess Midstream Operations LP	5.63	% (a)	02/15/2026	1,589,087
1,075,000	Hess Midstream Operations LP	5.13	% (a)	06/15/2028	1,089,512
985,000	Hexion, Inc.	7.88	% (a)	07/15/2027	1,060,968
1,797,000	HilCorporationEnergy LP	6.25	% (a)	11/01/2028	1,854,279
315,000	HilCorporationEnergy LP	5.75	% (a)	02/01/2029	318,347
930,000	Hillman Group, Inc.	6.38	% (a)	07/15/2022	931,744
975,000	Hill-Rom Holdings, Inc.	4.38	% (a)	09/15/2027	1,006,687
80,000	Hilton Domestic Operating Company, Inc.	5.38	% (a)	05/01/2025	84,400
90,000	Hilton Domestic Operating Company, Inc.	5.75	% (a)	05/01/2028	97,033
5,830,000	Home Depot, Inc.	3.90%		06/15/2047	6,568,786
2,410,000	Horizon Pharma USA, Inc.	5.50	% (a)	08/01/2027	2,576,748
14,325,000	Hyundai Capital America	2.65	% (a)	02/10/2025	14,824,266
660,000	Hyundai Capital America	1.80	% (a)	10/15/2025	660,044
1,890,000	IAA, Inc.	5.50	% (a)	06/15/2027	1,985,681
2,405,000	Icahn Enterprises LP	6.25%		05/15/2026	2,524,865
1,300,000	Icahn Enterprises LP	5.25%		05/15/2027	1,345,500
230,000	iHeartCommunications, Inc.	8.38%		05/01/2027	246,962
960,000	iHeartCommunications, Inc.	5.25	% (a)	08/15/2027	989,088
5,170,000	Illumina, Inc.	0.55%		03/23/2023	5,168,171
1,115,000	Illuminate Buyer LLC	9.00	% (a)	07/01/2028	1,256,103
1,215,000	Indigo Natural Resources LLC	5.38	% (a)	02/01/2029	1,199,308
1,435,000	Installed Building Products, Inc.	5.75	% (a)	02/01/2028	1,504,684
2,054,000	IRB Holding Corporation	6.75	% (a)	02/15/2026	2,128,457
1,380,000	Iron Mountain, Inc.	4.88	% (a)	09/15/2029	1,398,561
850,000	Iron Mountain, Inc.	4.50	% (a)	02/15/2031	841,372
1,000,000	iStar, Inc.	4.75%		10/01/2024	1,042,180
625,000	Jaguar Holding Company	5.00	% (a)	06/15/2028	651,719
600,000	JBS Finance, Inc.	5.50	% (a)	01/15/2030	665,250
2,160,000	JELD-WEN, Inc.	4.63	% (a)	12/15/2025	2,194,873
9,885,000	JP Morgan Chase & Company (Secured Overnight Financing Rate + 2.04% )	2.52%		04/22/2031	9,872,122
1,415,000	KAR Auction Services, Inc.	5.13	% (a)	06/01/2025	1,442,309
6,777,000	Keurig Dr Pepper, Inc.	3.80%		05/01/2050	7,228,556
10,619,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	14,277,913
1,445,000	Kraft Heinz Foods Company	5.00%		07/15/2035	1,665,675
4,000,000	Kraft Heinz Foods Company	5.20%		07/15/2045	4,636,187
2,385,000	Kraton Polymers LLC	4.25	% (a)	12/15/2025	2,396,925
1,475,000	Kratos Defense & Security Solutions, Inc.	6.50	% (a)	11/30/2025	1,555,041
1,225,000	Lamar Media Corporation	3.63	% (a)	01/15/2031	1,184,942
1,415,000	LBM Acquisition LLC	6.25	% (a)	01/15/2029	1,459,219
730,000	LD Holdings Group LLC	6.50	% (a)	11/01/2025	766,500
185,000	LD Holdings Group LLC	6.13	% (a)	04/01/2028	187,756
1,015,000	Legends Hospitality Holding Company LLC	5.00	% (a)	02/01/2026	1,034,031
530,000	Level 3 Financing, Inc.	3.75	% (a)	07/15/2029	519,347
1,320,000	LifePoint Health, Inc.	4.38	% (a)	02/15/2027	1,296,900
895,000	LifePoint Health, Inc.	5.38	% (a)	01/15/2029	882,694
1,480,000	Lions Gate Capital Holdings LLC	6.38	% (a)	02/01/2024	1,527,182
1,360,000	Lions Gate Capital Holdings LLC	5.50	% (a)	04/15/2029	1,363,550
2,990,000	Live Nation Entertainment, Inc.	5.63	% (a)	03/15/2026	3,109,899
650,000	Live Nation Entertainment, Inc.	6.50	% (a)	05/15/2027	722,332
560,000	Logan Merger Sub, Inc.	5.50	% (a)	09/01/2027	586,953
1,100,000	LSF9 Atlantis Holdings LLC	7.75	% (a)	02/15/2026	1,128,413
1,235,000	M/I Homes, Inc.	4.95%		02/01/2028	1,281,312
12,569,000	Marathon Petroleum Corporation	5.13%		12/15/2026	14,677,876
7,250,000	Marriott International, Inc.	3.13%		06/15/2026	7,612,746
1,925,000	Marriott Ownership Resorts, Inc.	6.50%		09/15/2026	2,013,733
13,510,000	Marvell Technology Group Ltd.	4.20%		06/22/2023	14,461,455
2,250,000	Masonite International Corporation	5.75	% (a)	09/15/2026	2,348,010
1,085,000	Match Group, Inc.	5.00	% (a)	12/15/2027	1,140,400
590,000	Match Group, Inc.	4.63	% (a)	06/01/2028	603,945
1,520,000	Matterhorn Merger Sub LLC	8.50	% (a)	06/01/2026	1,560,318
6,880,000	McDonald’s Corporation	3.60%		07/01/2030	7,513,119
5,880,000	McDonald’s Corporation	4.45%		03/01/2047	6,844,742
13,650,000	Merck & Company, Inc.	3.40%		03/07/2029	15,086,852
50,000	Metropolitan Edison Company	4.00	% (a)	04/15/2025	52,937
1,710,000	MGM Growth Properties Operating Partnership LP	5.75%		02/01/2027	1,887,840
1,495,000	MGM Resorts International	6.75%		05/01/2025	1,613,105
755,000	MGM Resorts International	5.75%		06/15/2025	824,366
6,665,000	Micron Technology, Inc.	2.50%		04/24/2023	6,923,369
1,385,000	Mileage Plus Holdings LLC	6.50	% (a)	06/20/2027	1,520,037
4,785,000	Mondelez International, Inc.	1.88%		10/15/2032	4,470,095
6,255,000	Monongahela Power Company	5.40	% (a)	12/15/2043	7,724,381
12,769,000	Morgan Stanley (3 Month LIBOR USD + 1.34% )	3.59%		07/22/2028	13,932,418
1,272,000	Moss Creek Resources Holdings, Inc.	7.50	% (a)	01/15/2026	1,026,599
2,050,000	MPH Acquisition Holdings LLC	5.75	% (a)	11/01/2028	2,001,312
1,250,000	MPLX LP	4.00%		03/15/2028	1,381,279
3,720,000	MPT Operating Partnership LP	5.00%		10/15/2027	3,920,062
940,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	989,176
1,020,000	Nabors Industries Ltd.	7.25	% (a)	01/15/2026	848,512
1,160,000	National FINL Partners Corporation	6.88	% (a)	08/15/2028	1,204,950
3,675,000	National Retail Properties, Inc.	2.50%		04/15/2030	3,612,264
235,000	Nationstar Mortgage Holdings, Inc.	6.00	% (a)	01/15/2027	244,217
1,325,000	Nationstar Mortgage Holdings, Inc.	5.50	% (a)	08/15/2028	1,332,851
2,795,000	Navient Corporation	6.50%		06/15/2022	2,938,579
955,000	Navient Corporation	5.00%		03/15/2027	958,705
1,935,000	NCL Corporation, Ltd.	3.63	% (a)	12/15/2024	1,829,784
1,185,000	NCL Corporation, Ltd.	5.88	% (a)	03/15/2026	1,198,627
345,000	NESCO Holdings II, Inc.	5.50	% (a)	04/15/2029	354,332
7,668,000	NetApp, Inc.	1.88%		06/22/2025	7,833,398
860,000	Netflix, Inc.	5.88%		02/15/2025	987,387
765,000	Netflix, Inc.	5.38	% (a)	11/15/2029	905,607
550,000	Netflix, Inc.	4.88	% (a)	06/15/2030	634,035
3,435,000	Newfield Exploration Company	5.63%		07/01/2024	3,779,002
1,025,000	Nexstar Broadcasting, Inc.	5.63	% (a)	07/15/2027	1,075,927
7,092,000	NextEra Energy Capital Holdings, Inc.	3.55%		05/01/2027	7,793,951
3,500,000	NextEra Energy Capital Holdings, Inc.	2.25%		06/01/2030	3,427,229
175,000	NFP Corporation	7.00	% (a)	05/15/2025	188,344
1,950,000	NGL Energy Operating LLC	7.50	% (a)	02/01/2026	2,007,281
1,170,000	NGL Energy Partners LP	7.50%		04/15/2026	999,619
3,865,000	NiSource, Inc.	3.60%		05/01/2030	4,195,488
8,815,000	Northrop Grumman Corporation	5.15%		05/01/2040	11,093,183
775,000	Novelis Corporation	4.75	% (a)	01/30/2030	800,246
5,000,000	NRG Energy, Inc.	2.00	% (a)	12/02/2025	5,001,378
1,715,000	NRG Energy, Inc.	3.63	% (a)	02/15/2031	1,675,341
1,650,000	NuStar Logistics LP	6.00%		06/01/2026	1,781,670
820,000	Occidental Petroleum Corporation	8.00%		07/15/2025	942,840
2,480,000	Occidental Petroleum Corporation	3.50%		08/15/2029	2,330,084
1,920,000	Occidental Petroleum Corporation	6.63%		09/01/2030	2,160,576
1,675,000	Occidental Petroleum Corporation	6.13%		01/01/2031	1,852,676
1,750,000	Omega Healthcare Investors, Inc.	3.25%		04/15/2033	1,680,614
4,060,000	ONEOK, Inc.	3.40%		09/01/2029	4,187,830
265,000	OPE KAG Finance Sub, Inc.	7.88	% (a)	07/31/2023	265,000
8,065,000	Oracle Corporation	3.85%		04/01/2060	7,929,374
136,000	Ortho Clinical Diagnostics, Inc.	7.38	% (a)	06/01/2025	146,469
1,116,000	Ortho-Clinical Diagnostics, Inc.	7.25	% (a)	02/01/2028	1,224,849
1,145,000	Ovintiv, Inc.	7.38%		11/01/2031	1,458,128
6,315,000	Owens Corning	4.40%		01/30/2048	6,905,177
8,595,000	Pacific Gas and Electric Company	1.37%		03/10/2023	8,598,414
7,853,000	Pacific Gas and Electric Company	2.50%		02/01/2031	7,415,691
6,235,000	Packaging Corporation of America	3.40%		12/15/2027	6,809,202
1,445,000	Panther BF Aggregator LP	6.25	% (a)	05/15/2026	1,536,454
745,000	Panther BF Aggregator LP	8.50	% (a)	05/15/2027	803,036
2,235,000	Par Petroleum Finance Corporation	7.75	% (a)	12/15/2025	2,271,319
1,985,000	Parsley Energy LLC	5.63	% (a)	10/15/2027	2,156,206
565,000	PBF Holding Company LLC	6.00%		02/15/2028	418,453
544,000	Peabody Energy Corporation (6.00% + 2.50% PIK)	8.50	% (a)	12/31/2024	228,480
2,085,000	Penn National Gaming, Inc.	5.63	% (a)	01/15/2027	2,162,937
1,385,000	PennyMac Financial Services, Inc.	5.38	% (a)	10/15/2025	1,437,353
745,000	PennyMac Financial Services, Inc.	4.25	% (a)	02/15/2029	714,269
6,620,000	Penske Truck Leasing Company	4.20	% (a)	04/01/2027	7,418,830
1,915,000	Performance Food Group, Inc.	5.50	% (a)	10/15/2027	2,006,135
1,975,000	PetSmart, Inc.	4.75	% (a)	02/15/2028	2,022,321
1,545,000	PetSmart, Inc.	7.75	% (a)	02/15/2029	1,674,317
650,000	PG&E Corporation	5.00%		07/01/2028	687,570
613,000	PIC AU Holdings LLC	10.00	% (a)	12/31/2024	565,493
1,200,000	Pike Corporation	5.50	% (a)	09/01/2028	1,224,000
1,435,000	Pilgrim’s Pride Corporation	5.88	% (a)	09/30/2027	1,539,683
10,462,000	Pioneer Natural Resources Corporation	1.90%		08/15/2030	9,717,624
430,000	Post Holdings, Inc.	5.50	% (a)	12/15/2029	460,992
1,785,000	Post Holdings, Inc.	4.63	% (a)	04/15/2030	1,791,694
715,000	Prime Security Services Borrower LLC	3.38	% (a)	08/31/2027	694,444
1,095,000	Prime Security Services Borrower LLC	6.25	% (a)	01/15/2028	1,141,428
810,000	Providence Service Corporation	5.88	% (a)	11/15/2025	854,044
5,905,000	Prudential Financial, Inc.	3.91%		12/07/2047	6,404,904
10,235,000	PSEG Power LLC	3.85%		06/01/2023	10,918,153
105,000	Rackspace Technology Global, Inc.	5.38	% (a)	12/01/2028	106,964
950,000	Radiate Finance, Inc.	4.50	% (a)	09/15/2026	963,063
355,000	Radiate Finance, Inc.	6.50	% (a)	09/15/2028	375,528
1,520,000	Radiology Partners, Inc.	9.25	% (a)	02/01/2028	1,658,700
940,000	Rattler Midstream LP	5.63	% (a)	07/15/2025	983,235
490,000	Real Hero Merger Sub 2, Inc.	6.25	% (a)	02/01/2029	506,538
895,000	Realogy Group LLC	7.63	% (a)	06/15/2025	978,517
915,000	Realogy Group LLC	5.75	% (a)	01/15/2029	903,563
975,000	Rent-A-Center, Inc.	6.38	% (a)	02/15/2029	1,035,938
1,241,000	Resideo Funding, Inc.	6.13	% (a)	11/01/2026	1,310,384
16,420,000	Roper Technologies, Inc.	1.75%		02/15/2031	15,261,148
8,145,000	Royalty Pharma PLC	3.30	% (a)	09/02/2040	7,874,003
1,410,000	RP Escrow Issuer LLC	5.25	% (a)	12/15/2025	1,462,875
6,428,000	Sabine Pass Liquefaction LLC	5.00%		03/15/2027	7,321,950
655,000	Sabre Global, Inc.	9.25	% (a)	04/15/2025	781,906
3,520,000	Schlumberger Investment S.A.	2.65%		06/26/2030	3,548,301
1,580,000	Schweitzer-Mauduit International, Inc.	6.88	% (a)	10/01/2026	1,680,425
590,000	Science Applications International Corporation	4.88	% (a)	04/01/2028	610,927
1,820,000	Scientific Games International, Inc.	5.00	% (a)	10/15/2025	1,887,249
735,000	Scientific Games International, Inc.	8.25	% (a)	03/15/2026	789,541
1,450,000	Scotts Miracle-Gro Company	4.50%		10/15/2029	1,499,452
1,145,000	Scripps Escrow, Inc.	5.88	% (a)	07/15/2027	1,186,506
440,000	Scripps Escrow, Inc.	3.88	% (a)	01/15/2029	433,125
600,000	Seagate HDD Cayman	3.38	% (a)	07/15/2031	577,620
1,900,000	SEG Holding LLC	5.63	% (a)	10/15/2028	1,992,625
2,895,000	Select Medical Corporation	6.25	% (a)	08/15/2026	3,081,149
2,022,000	Silgan Holdings, Inc.	4.13%		02/01/2028	2,082,296
6,770,000	Simon Property Group LP	2.45%		09/13/2029	6,709,569
1,395,000	Sirius XM Radio, Inc.	5.38	% (a)	07/15/2026	1,443,825
1,100,000	Sirius XM Radio, Inc.	5.50	% (a)	07/01/2029	1,191,438
690,000	Sirius XM Radio, Inc.	4.13	% (a)	07/01/2030	691,656
2,520,000	Six Flags Entertainment Corporation	4.88	% (a)	07/31/2024	2,548,350
840,000	Six Flags Theme Parks, Inc.	7.00	% (a)	07/01/2025	909,825
12,656,000	Smithfield Foods, Inc.	4.25	% (a)	02/01/2027	13,972,623
7,820,000	Southwest Airlines Company	4.75%		05/04/2023	8,445,752
1,230,000	Spectrum Brands, Inc.	5.00	% (a)	10/01/2029	1,300,725
1,225,000	Spectrum Brands, Inc.	3.88	% (a)	03/15/2031	1,202,031
850,000	Springleaf Finance Corporation	6.88%		03/15/2025	968,405
280,000	Springleaf Finance Corporation	7.13%		03/15/2026	323,289
390,000	Springleaf Finance Corporation	6.63%		01/15/2028	442,650
825,000	Springleaf Finance Corporation	5.38%		11/15/2029	879,656
3,965,000	Sprint Capital Corporation	6.88%		11/15/2028	5,007,180
1,175,000	Staples, Inc.	7.50	% (a)	04/15/2026	1,241,094
500,000	Staples, Inc.	10.75	% (a)	04/15/2027	494,375
1,745,000	Stevens Holding Company, Inc.	6.13	% (a)	10/01/2026	1,877,725
2,608,000	SunCoke Energy Partners Finance Corporation	7.50	% (a)	06/15/2025	2,713,950
1,910,000	Sunoco LP	5.50%		02/15/2026	1,966,899
1,010,000	Sunoco LP	6.00%		04/15/2027	1,057,975
475,000	Sunoco LP	4.50	% (a)	05/15/2029	474,109
12,810,000	Synchrony Financial	3.95%		12/01/2027	13,810,045
11,135,000	Sysco Corporation	3.30%		02/15/2050	10,447,851
800,000	Targa Resources Partners Finance Corporation	6.50%		07/15/2027	871,344
2,090,000	Targa Resources Partners Finance Corporation	4.88	% (a)	02/01/2031	2,120,828
7,335,000	Teledyne Technologies, Inc.	2.25%		04/01/2028	7,304,341
3,600,000	Tempo Acquisition LLC	6.75	% (a)	06/01/2025	3,683,250
3,115,000	Tempur Sealy International, Inc.	5.50%		06/15/2026	3,231,813
735,000	Tempur Sealy International, Inc.	4.00	% (a)	04/15/2029	733,163
1,800,000	Tenet Healthcare Corporation	4.88	% (a)	01/01/2026	1,873,800
1,930,000	Tenet Healthcare Corporation	6.25	% (a)	02/01/2027	2,040,512
750,000	Tenet Healthcare Corporation	5.13	% (a)	11/01/2027	786,150
2,200,000	Tenet Healthcare Corporation	6.13	% (a)	10/01/2028	2,299,000
1,215,000	Tenneco, Inc.	5.13	% (a)	04/15/2029	1,201,331
520,000	Terrier Media Buyer, Inc.	8.88	% (a)	12/15/2027	560,521
3,715,000	Texas Instruments, Inc.	1.75%		05/04/2030	3,579,335
9,425,000	The Interpublic Group of Companies, Inc.	5.40%		10/01/2048	11,636,158
4,425,000	T-Mobile USA, Inc.	3.50	% (a)	04/15/2025	4,778,469
4,980,000	T-Mobile USA, Inc.	2.25%		02/15/2026	5,022,031
640,000	T-Mobile USA, Inc.	3.38%		04/15/2029	646,000
555,000	T-Mobile USA, Inc.	2.88%		02/15/2031	537,101
460,000	Townsquare Media, Inc.	6.88	% (a)	02/01/2026	490,763
340,000	TransDigm, Inc.	8.00	% (a)	12/15/2025	370,600
2,205,000	TransDigm, Inc.	6.25	% (a)	03/15/2026	2,340,508
1,365,000	TransDigm, Inc.	6.38%		06/15/2026	1,413,628
1,190,000	TransDigm, Inc.	5.50%		11/15/2027	1,233,590
2,120,000	Transocean Poseidon Ltd.	6.88	% (a)	02/01/2027	1,963,512
1,284,000	Transocean Proteus Ltd.	6.25	% (a)	12/01/2024	1,223,010
475,000	Transocean, Inc.	11.50	% (a)	01/30/2027	408,130
1,320,000	Trident TPI Holdings, Inc.	6.63	% (a)	11/01/2025	1,347,911
1,155,000	Triton Water Holdings, Inc.	6.25	% (a)	04/01/2029	1,178,822
495,000	Triumph Group, Inc.	6.25	% (a)	09/15/2024	504,133
992,000	Triumph Group, Inc.	7.75%		08/15/2025	999,440
310,000	Tronox, Inc.	4.63	% (a)	03/15/2029	310,775
2,355,000	Twin River Worldwide Holdings, Inc.	6.75	% (a)	06/01/2027	2,530,165
1,265,000	Uber Technologies, Inc.	8.00	% (a)	11/01/2026	1,371,734
700,000	Uber Technologies, Inc.	7.50	% (a)	09/15/2027	774,081
1,365,000	United Natural Foods, Inc.	6.75	% (a)	10/15/2028	1,460,550
1,270,000	United Rentals North America, Inc.	4.00%		07/15/2030	1,294,130
215,000	United Rentals North America, Inc.	3.88%		02/15/2031	216,478
950,000	Uniti Group LP	6.50	% (a)	02/15/2029	939,313
1,185,000	Univision Communications, Inc.	6.63	% (a)	06/01/2027	1,267,713
4,490,000	Upjohn, Inc.	1.65	% (a)	06/22/2025	4,510,345
130,000	US Foods, Inc.	6.25	% (a)	04/15/2025	139,534
1,020,000	US Foods, Inc.	4.75	% (a)	02/15/2029	1,021,275
3,040,000	USA Compression Partners LP	6.88%		09/01/2027	3,136,338
1,000,000	Verizon Communications, Inc.	3.15%		03/22/2030	1,055,531
12,882,000	Verizon Communications, Inc.	4.40%		11/01/2034	14,747,730
2,365,000	Verscend Escrow Corporation	9.75	% (a)	08/15/2026	2,540,235
1,400,000	ViaSat, Inc.	6.50	% (a)	07/15/2028	1,476,447
220,000	VICI Properties LP	3.75	% (a)	02/15/2027	220,378
1,110,000	VICI Properties LP	4.13	% (a)	08/15/2030	1,121,045
440,000	Viking Cruises Ltd.	13.00	% (a)	05/15/2025	518,100
3,150,000	Viking Cruises Ltd.	5.88	% (a)	09/15/2027	3,085,031
570,000	Vine Oil & Gas Finance Corporation	8.75	% (a)	04/15/2023	609,615
1,215,000	Viper Energy Partners LP	5.38	% (a)	11/01/2027	1,265,878
1,320,000	Vizient, Inc.	6.25	% (a)	05/15/2027	1,405,549
4,235,000	Vontier Corporation	2.40	% (a)	04/01/2028	4,171,433
1,255,000	Waste Pro, Inc.	5.50	% (a)	02/15/2026	1,288,452
68,000	Weatherford International Ltd.	11.00	% (a)	12/01/2024	65,408
6,905,000	Wells Fargo & Company (3 Month LIBOR USD + 1.17% )	3.20%		06/17/2027	7,406,253
5,900,000	Wells Fargo & Company (3 Month LIBOR USD + 1.17% )	2.88%		10/30/2030	6,082,266
7,635,000	Welltower, Inc.	2.80%		06/01/2031	7,605,321
1,340,000	Western Midstream Operating LP	4.35%		02/01/2025	1,389,031
1,400,000	Western Midstream Operating LP	5.30%		02/01/2030	1,522,101
15,170,000	Western Union Company	2.75%		03/15/2031	14,494,784
725,000	WeWork Companies, Inc.	7.88	% (a)	05/01/2025	719,563
1,600,000	William Carter Company	5.63	% (a)	03/15/2027	1,693,000
11,740,000	Willis North America, Inc.	4.50%		09/15/2028	13,367,435
1,040,000	Wolverine Escrow LLC	9.00	% (a)	11/15/2026	1,040,962
13,095,000	WRKCo, Inc.	3.75%		03/15/2025	14,297,288
1,215,000	Wyndham Hotels & Resorts	4.38	% (a)	08/15/2028	1,231,251
845,000	XHR LP	6.38	% (a)	08/15/2025	894,116
610,000	Yum! Brands, Inc.	7.75	% (a)	04/01/2025	667,950
1,245,000	Yum! Brands, Inc.	4.75	% (a)	01/15/2030	1,318,206
1,125,000	Yum! Brands, Inc.	3.63%		03/15/2031	1,082,813

Total US Corporate Bonds (Cost $1,533,203,320)					1,593,392,791

US Government and Agency Mortgage Backed Obligations—15.2%
425,259	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	495,320
227,145	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	264,434
8,840,703	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	9,368,661
5,329,046	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	5,611,940
5,241,494	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	5,516,486
20,099,993	Federal Home Loan Mortgage Corporation, Pool G08701	3.00%		04/01/2046	21,093,902
1,251,711	Federal Home Loan Mortgage Corporation, Pool G08737	3.00%		12/01/2046	1,316,564
17,576,814	Federal Home Loan Mortgage Corporation, Pool G61645	4.00%		10/01/2048	18,869,360
1,517,354	Federal Home Loan Mortgage Corporation, Pool N70081	5.50%		07/01/2038	1,694,768
6,758,793	Federal Home Loan Mortgage Corporation, Pool Q33789	3.50%		06/01/2045	7,299,752
29,526,152	Federal Home Loan Mortgage Corporation, Pool RB5094	1.50%		01/01/2041	29,125,346
7,416,115	Federal Home Loan Mortgage Corporation, Pool RC1060	2.50%		09/01/2034	7,820,240
10,305,062	Federal Home Loan Mortgage Corporation, Pool SB0048	3.00%		08/01/2034	10,962,030
11,933,376	Federal Home Loan Mortgage Corporation, Pool SB8092	1.50%		03/01/2036	11,998,582
28,225,757	Federal Home Loan Mortgage Corporation, Pool SD0035	3.00%		04/01/2047	29,790,576
53,558,851	Federal Home Loan Mortgage Corporation, Pool SD8107	2.50%		11/01/2050	55,028,366
1,577,802	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	1,648,792
325,897	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	355,238
7,689,832	Federal Home Loan Mortgage Corporation, Pool V83144	4.00%		04/01/2047	8,318,642
19,977,099	Federal Home Loan Mortgage Corporation, Pool ZT1827	3.00%		07/01/2047	20,997,376
45,281	Federal Home Loan Mortgage Corporation, Series 2692-SC (-2 x 1 Month LIBOR USD + 13.29%, 13.29% Cap)	13.07	% (l)	07/15/2033	59,174
1,272,885	Federal Home Loan Mortgage Corporation, Series 2722-PS (-1 x 1 Month LIBOR USD + 9.89%, 9.89% Cap)	9.77	% (l)	12/15/2033	1,567,091
61,854	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	70,366
136,537	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.39	% (i)(l)	07/15/2035	24,933
63,175	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	6.62	% (i)(l)	10/15/2035	9,856
205,728	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	235,210
19,222	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	20,814
244,719	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	279,453
75,554	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	5.97	% (i)(l)	02/15/2037	10,777
177,606	Federal Home Loan Mortgage Corporation, Series 3382-SB (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.89	% (i)(l)	11/15/2037	24,667
172,225	Federal Home Loan Mortgage Corporation, Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	6.28	% (i)(l)	11/15/2037	21,873
230,885	Federal Home Loan Mortgage Corporation, Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	6.07	% (i)(l)	02/15/2038	30,644
29,912	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.54	% (i)(l)	03/15/2038	3,863
29,912	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.54	% (i)(l)	03/15/2038	3,762
95,685	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.54	% (i)(j)	06/15/2038	102,579
13,078,665	Federal Home Loan Mortgage Corporation, Series 355-300	3.00%		08/15/2047	13,620,082
91,110	Federal Home Loan Mortgage Corporation, Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.84	% (i)(l)	08/15/2039	10,098
150,094	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.89	% (i)(l)	10/15/2049	21,613
40,822,740	Federal Home Loan Mortgage Corporation, Series 358-300	3.00%		10/15/2047	42,758,463
174,692	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.24	% (i)(l)	03/15/2032	26,829
706,224	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	814,120
226,871	Federal Home Loan Mortgage Corporation, Series 3666-SC (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	5.66	% (i)(l)	05/15/2040	42,773
181,157	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	207,398
1,929,605	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50%		12/15/2040	2,096,422
1,042,917	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	1,130,061
332,511	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	9.29	% (l)	01/15/2041	335,361
3,380,107	Federal Home Loan Mortgage Corporation, Series 3792-SE (-2 x 1 Month LIBOR USD + 9.86%, 9.86% Cap)	9.65	% (l)	01/15/2041	3,201,299
12,438	Federal Home Loan Mortgage Corporation, Series 3798-SD (-2 x 1 Month LIBOR USD + 9.60%, 9.60% Cap)	9.39	% (l)	12/15/2040	11,968
713,255	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	823,176
685,260	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	737,889
1,335,057	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	1,504,466
742,408	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	858,113
2,204,350	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	2,387,502
251,282	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	12.88	% (l)	02/15/2041	340,677
1,115,168	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	1,268,749
5,040,898	Federal Home Loan Mortgage Corporation, Series 3889-VZ	4.00%		07/15/2041	5,429,632
3,047,442	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%		08/15/2041	3,487,368
24,778,245	Federal Home Loan Mortgage Corporation, Series 3967-ZP	4.00	% (m)	09/15/2041	27,792,450
2,039,468	Federal Home Loan Mortgage Corporation, Series 3972-AZ	3.50%		12/15/2041	2,216,489
10,084,953	Federal Home Loan Mortgage Corporation, Series 4096-DZ	3.50	% (m)	08/15/2042	10,631,977
16,795,110	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00%		02/15/2043	17,180,176
3,860,993	Federal Home Loan Mortgage Corporation, Series 4291-MS (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	5.79	% (i)(l)	01/15/2054	705,531
20,211,969	Federal Home Loan Mortgage Corporation, Series 4341-AZ	3.00	% (m)	05/15/2044	20,558,960
2,198,783	Federal Home Loan Mortgage Corporation, Series 4377-A	3.00%		06/15/2039	2,205,865
3,038,868	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	3,083,601
14,465,387	Federal Home Loan Mortgage Corporation, Series 4413-AZ	3.50%		11/15/2044	15,092,731
12,071,743	Federal Home Loan Mortgage Corporation, Series 4423-Z	3.50%		12/15/2044	12,612,697
7,913,819	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	8,369,486
8,148,102	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	8,401,363
19,830,759	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	20,802,458
7,881,119	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	8,077,578
29,627,944	Federal Home Loan Mortgage Corporation, Series 4542-AC	2.70%		01/15/2045	31,194,569
35,180,399	Federal Home Loan Mortgage Corporation, Series 4750-PA	3.00%		07/15/2046	36,408,381
26,833,458	Federal Home Loan Mortgage Corporation, Series 4752-PL	3.00%		09/15/2046	27,973,995
1,955,507	Federal Home Loan Mortgage Corporation, Series 4951-EA	2.50%		09/15/2044	2,037,924
273,305	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	315,974
50,000,000	Federal National Mortgage Association TBA	2.00	% (q)	05/15/2050	49,818,360
50,000,000	Federal National Mortgage Association TBA	2.50	% (q)	05/15/2051	51,205,079
83,667	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	96,499
71,304	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	82,868
581,618	Federal National Mortgage Association Pass-Thru, Pool 735383	5.00%		04/01/2035	675,368
288,673	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	335,295
403,633	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	468,885
92,118	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	101,361
490,192	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	568,437
448,855	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	486,083
34,613	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	37,077
12,792	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	13,943
795,995	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	861,586
11,716,446	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	12,291,898
8,322,823	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	8,983,549
313,939	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	344,702
230,328	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	252,907
9,425	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	10,255
4,741,234	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	4,950,880
2,555,161	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	2,631,165
13,769,518	Federal National Mortgage Association Pool FM6061	2.00%		02/01/2051	13,779,334
34,636,931	Federal National Mortgage Association Pool MA4237	2.00%		01/01/2051	34,606,726
13,467,231	Federal National Mortgage Association Pool MA4281	2.00%		03/01/2051	13,455,383
7,721,013	Federal National Mortgage Association, Pool AL9238	3.00%		10/01/2041	8,145,097
1,992,314	Federal National Mortgage Association, Pool AL9445	3.00%		07/01/2031	2,124,806
15,271,737	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	15,744,392
5,018,814	Federal National Mortgage Association, Pool AS7724	2.50%		08/01/2046	5,171,277
16,629,814	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	17,653,226
12,791,792	Federal National Mortgage Association, Pool BD8013	2.50%		09/01/2046	13,189,089
4,800,000	Federal National Mortgage Association, Pool BL3973	2.32%		10/01/2031	4,947,870
3,036,042	Federal National Mortgage Association, Pool BL4357	2.31%		10/01/2029	3,170,684
12,425,000	Federal National Mortgage Association, Pool BL4409	2.39%		10/01/2031	12,874,682
15,640,000	Federal National Mortgage Association, Pool BL4419	2.14%		10/01/2029	16,095,048
39,950,000	Federal National Mortgage Association, Pool BL4421	2.14%		10/01/2029	41,112,350
25,972,000	Federal National Mortgage Association, Pool BL4424	2.14%		10/01/2029	26,727,658
28,707,000	Federal National Mortgage Association, Pool BL4425	2.14%		10/01/2029	29,542,233
32,930,000	Federal National Mortgage Association, Pool BL4592	2.28%		11/01/2029	34,202,726
49,345,000	Federal National Mortgage Association, Pool BL5156	2.37%		12/01/2029	51,591,661
18,090,000	Federal National Mortgage Association, Pool BL5484	2.26%		01/01/2030	18,744,706
4,900,000	Federal National Mortgage Association, Pool BL9284	2.23%		12/01/2050	4,550,771
3,684,752	Federal National Mortgage Association, Pool BM4094	3.00%		03/01/2043	3,894,648
21,581,015	Federal National Mortgage Association, Pool BM6089	3.50%		12/01/2044	23,572,006
11,335,958	Federal National Mortgage Association, Pool BN7712	2.50%		08/01/2034	11,929,326
14,788,563	Federal National Mortgage Association, Pool CA3903	3.00%		07/01/2034	15,719,018
11,251,503	Federal National Mortgage Association, Pool CA4508	2.50%		11/01/2034	11,827,659
108,472,333	Federal National Mortgage Association, Pool CA7743	2.50%		11/01/2050	112,052,033
19,265,163	Federal National Mortgage Association, Pool FM1000	3.00%		04/01/2047	20,188,602
5,011,395	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	5,227,698
8,088,763	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	8,304,944
3,551,181	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	3,645,936
18,809,828	Federal National Mortgage Association, Pool MA2806	3.00%		11/01/2046	19,878,172
73,849,194	Federal National Mortgage Association, Pool MA4165	2.00%		10/01/2050	73,214,524
195,372	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	223,702
1,415,870	Federal National Mortgage Association, Series 2005-20-QH	5.00%		03/25/2035	1,610,803
262,754	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	6.47	% (i)(l)	10/25/2036	50,817
111,122	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.64	% (i)(l)	07/25/2036	19,570
83,763	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.14	% (i)(l)	05/25/2037	11,514
1,029,526	Federal National Mortgage Association, Series 2007-30-FS (-5 x 1 Month LIBOR USD + 29.83%, 29.83% Cap)	29.32	% (l)	04/25/2037	1,651,263
400,314	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	6.33	% (i)(l)	04/25/2037	79,693
67,631	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	75,031
32,834	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.89	% (i)(l)	07/25/2038	4,003
327,253	Federal National Mortgage Association, Series 2009-111-EZ	5.00%		01/25/2040	372,465
9,477	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.14	% (i)(l)	01/25/2040	1,728
45,128	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	50,240
38,073	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.84	% (i)(l)	07/25/2039	5,938
131,872	Federal National Mortgage Association, Series 2009-62-PS (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.99	% (i)(l)	08/25/2039	15,604
713,838	Federal National Mortgage Association, Series 2009-77-ZA	4.50%		10/25/2039	794,287
184,462	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	202,998
59,688	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	63,019
202,595	Federal National Mortgage Association, Series 2010-112-ZA	4.00%		10/25/2040	212,483
148,298	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	4.39	% (i)(l)	10/25/2040	18,976
29,336	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	14.65	% (l)	12/25/2040	40,170
33,467	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.89	% (i)(l)	04/25/2040	3,159
30,886	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	4.82	% (i)(l)	04/25/2040	3,682
130,963	Federal National Mortgage Association, Series 2010-35-SP (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.24	% (i)(l)	04/25/2050	20,324
19,441	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.34	% (i)(l)	04/25/2040	3,122
1,239,331	Federal National Mortgage Association, Series 2010-37-MY	4.50%		04/25/2040	1,317,718
165,713	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.89	% (i)(l)	01/25/2040	24,767
418,716	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	474,083
137,840	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	157,192
138,223	Federal National Mortgage Association, Series 2010-7-PE	5.00%		02/25/2040	156,971
67,867	Federal National Mortgage Association, Series 2010-90-GS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.89	% (i)(l)	08/25/2040	8,339
44,961	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	24.42	% (l)	09/25/2040	73,568
2,684,291	Federal National Mortgage Association, Series 2011-141-PZ	4.00%		01/25/2042	2,939,580
627,207	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	655,149
619,290	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	664,523
719,804	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	796,018
27,191,464	Federal National Mortgage Association, Series 2013-45-LZ	3.00	% (m)	05/25/2043	29,163,448
33,885,239	Federal National Mortgage Association, Series 2013-6-ZB	3.00%		02/25/2043	33,776,759
1,994,677	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	2,013,150
27,976,257	Federal National Mortgage Association, Series 2014-70-VZ	3.00	% (m)	11/25/2044	29,284,970
9,364,688	Federal National Mortgage Association, Series 2014-73-CZ	3.00	% (m)	11/25/2044	9,856,604
13,794,103	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	14,782,130
6,188,033	Federal National Mortgage Association, Series 2016-55-EA	1.75%		07/25/2043	6,183,930
5,364,646	Federal National Mortgage Association, Series 2017-46-ZL	3.50	% (m)	06/25/2057	5,878,102
2,113,748	Federal National Mortgage Association, Series 2017-86-MA	3.00%		04/25/2046	2,201,029
22,142,082	Federal National Mortgage Association, Series 2018-21-IO	3.00	% (i)	04/25/2048	2,315,659
34,836,858	Federal National Mortgage Association, Series 2018-21-PO	0.00	% (j)	04/25/2048	30,727,035
24,492,675	Federal National Mortgage Association, Series 2018-27-JA	3.00%		12/25/2047	25,446,077
16,154,220	Federal National Mortgage Association, Series 2018-35-IO	3.00	% (i)	05/25/2048	1,512,201
61,971,717	Federal National Mortgage Association, Series 2018-35-PO	0.00	% (j)	05/25/2048	55,024,737
25,949,152	Federal National Mortgage Association, Series 2018-36-A	3.00%		06/25/2048	27,019,829
16,869,162	Federal National Mortgage Association, Series 2018-39-AB	3.00%		06/25/2048	17,801,296
5,315,410	Federal National Mortgage Association, Series 2019-67-GA	3.00%		02/25/2045	5,509,953
174,585	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.34	% (i)(l)	11/25/2039	36,075
97,941	Government National Mortgage Association, Pool 752494	5.50%		09/20/2039	108,089
148,578	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	6.99	% (i)(l)	08/20/2033	25,514
77,356	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94	% (i)(l)	09/20/2038	9,727
1,012,531	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	1,112,548
1,188,755	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	1,296,066
1,151,477	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	1,255,304
1,462,775	Government National Mortgage Association, Series 2009-75-HZ	5.00%		09/20/2039	1,666,695
3,715,698	Government National Mortgage Association, Series 2010-113-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94	% (i)(l)	09/20/2040	768,111
143,460	Government National Mortgage Association, Series 2010-25-ZB	4.50%		02/16/2040	159,212
2,479,553	Government National Mortgage Association, Series 2011-45-GZ	4.50%		03/20/2041	2,660,580
6,389,383	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	7,120,380
5,725,131	Government National Mortgage Association, Series 2013-117-MS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.04	% (i)(l)	02/20/2043	608,133
3,455,240	Government National Mortgage Association, Series 2013-122-SB (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.99	% (i)(l)	08/16/2043	569,345
14,566,527	Government National Mortgage Association, Series 2013-169-SE (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94	% (i)(l)	11/16/2043	2,969,710
5,120,307	Government National Mortgage Association, Series 2014-102-TS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.49	% (i)(l)	07/20/2044	958,307
4,404,604	Government National Mortgage Association, Series 2014-118-PS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.09	% (i)(l)	08/20/2044	796,596
3,854,029	Government National Mortgage Association, Series 2014-118-SA (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.09	% (i)(l)	08/20/2044	697,022

Total US Government and Agency Mortgage Backed Obligations (Cost $1,681,818,645)					1,732,035,005

US Government and Agency Obligations—18.9%
213,500,000	United States Treasury Notes	0.13%		06/30/2022	213,575,058
14,300,000	United States Treasury Notes	0.25%		11/15/2023	14,294,414
419,000,000	United States Treasury Notes	0.25%		03/15/2024	417,903,397
76,300,000	United States Treasury Notes	2.13%		09/30/2024	80,614,229
94,900,000	United States Treasury Notes	2.25%		10/31/2024	100,712,625
57,400,000	United States Treasury Notes	2.75%		02/28/2025	62,138,863
92,850,000	United States Treasury Notes	3.00%		09/30/2025	101,955,466
15,750,000	United States Treasury Notes	0.38%		11/30/2025	15,408,545
18,300,000	United States Treasury Notes	2.63%		01/31/2026	19,815,111
187,800,000	United States Treasury Notes	0.75%		03/31/2026	186,090,644
58,100,000	United States Treasury Notes	1.63%		10/31/2026	59,798,744
104,500,000	United States Treasury Notes	0.50%		06/30/2027	99,750,557
17,550,000	United States Treasury Notes	0.50%		10/31/2027	16,625,197
198,500,000	United States Treasury Notes	1.25%		03/31/2028	196,313,324
15,300,000	United States Treasury Notes	0.88%		11/15/2030	14,152,500
58,400,000	United States Treasury Notes	1.13%		02/15/2031	55,183,438
59,600,000	United States Treasury Notes	4.75%		02/15/2037	81,537,922
134,500,000	United States Treasury Notes	1.88%		02/15/2041	125,274,141
8,600,000	United States Treasury Notes	2.75%		11/15/2042	9,220,141
65,600,000	United States Treasury Notes	2.75%		11/15/2047	70,165,093
137,900,000	United States Treasury Notes	1.25%		05/15/2050	104,109,114
125,200,000	United States Treasury Notes	1.88%		02/15/2051	111,134,564

Total US Government and Agency Obligations (Cost $2,179,701,904)					2,155,773,087

Affiliated Mutual Funds—10.0%
60,545,035	DoubleLine Global Bond Fund (Class I)				618,164,812
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				477,755,738
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				46,850,000

Total Affiliated Mutual Funds (Cost $1,122,958,174)					1,142,770,550

Common Stocks—0.0%
72,582	Foresight Equity (e) (n)				1,285,421
135,690	Frontera Energy Corporation (n)				692,019
39,969	McDermott International Ltd. (n)				31,975
8,387	Oasis Petroleum, Inc.				498,104
24,339	Tapstone Energy Holdings III LLC (e) (n)				55,980
18,590	Whiting Petroleum Corporation (n)				659,015

Total Common Stocks (Cost $13,542,122)					3,222,514

Warrants—0.0%
995,158	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00 (e)(n)				—

Total Warrants (Cost $–)					—
Repurchase Agreements—0.3%
31,500,000	Credit Suisse Freedom Mortgage (1 Month LIBOR USD + 2.75%, 0.5% LIBOR Floor) (Collateralized by Residential Mortgage Backed Obligations, Value $142,304,513)	3.25	% (e)	03/01/2023	31,500,000

Total Repurchase Agreements (Cost $31,500,987)					31,500,000

Short Term Investments—4.0%
92,292,643	First American Government Obligations Fund—Class U	0.04	% (o)		92,292,643
92,292,643	JP Morgan U.S. Government Money Market Fund—Institutional Share Class	0.04	% (o)		92,292,643
92,292,643	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	0.03	% (o)		92,292,643
176,450,000	United States Treasury Bills	0.00%		05/06/2021	176,448,713

Total Short Term Investments (Cost $453,323,500)					453,326,642

Total Investments—101.0% (Cost $11,462,451,113)					11,531,092,290
Liabilities in Excess of Other Assets—(1.0)%					(109,629,467)

NET ASSETS—100.0%					$11,421,462,823

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	18.9%
US Government and Agency Mortgage Backed Obligations	15.2%
US Corporate Bonds	13.9%
Non-Agency Residential Collateralized Mortgage Obligations	10.1%
Affiliated Mutual Funds	10.0%
Non-Agency Commercial Mortgage Backed Obligations	8.1%
Foreign Corporate Bonds	7.4%
Short Term Investments	4.0%
Bank Loans	3.8%
Asset Backed Obligations	3.6%
Collateralized Loan Obligations	3.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.2%
Repurchase Agreements	0.3%
Municipal Bonds	0.1%
Common Stocks	0.0	% (p)
Warrants	0.0	% (p)
Other Assets and Liabilities	(1.0)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	18.9%
US Government and Agency Mortgage Backed Obligations	15.2%
Non-Agency Residential Collateralized Mortgage Obligations	10.1%
Affiliated Mutual Funds	10.0%
Non-Agency Commercial Mortgage Backed Obligations	8.1%
Banking	4.1%
Short Term Investments	4.0%
Asset Backed Obligations	3.6%
Collateralized Loan Obligations	3.4%
Energy	2.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.2%
Utilities	2.2%
Healthcare	1.4%
Technology	1.2%
Telecommunications	1.2%
Finance	1.2%
Media	1.0%
Electronics/Electric	0.8%
Food Products	0.8%
Pharmaceuticals	0.7%
Automotive	0.7%
Insurance	0.6%
Business Equipment and Services	0.5%
Real Estate	0.5%
Diversified Manufacturing	0.5%
Transportation	0.5%
Aerospace & Defense	0.5%
Retailers (other than Food/Drug)	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Chemicals/Plastics	0.4%
Mining	0.4%
Leisure	0.4%
Repurchase Agreements	0.3%
Food Service	0.3%
Beverage and Tobacco	0.3%
Commercial Services	0.3%
Consumer Products	0.2%
Building and Development (including Steel/Metals)	0.2%
Pulp & Paper	0.2%
Construction	0.2%
Containers and Glass Products	0.2%
Industrial Equipment	0.2%
Chemical Products	0.1%
Municipal Bonds	0.1%
Environmental Control	0.1%
Financial Intermediaries	0.0	% (p)
Conglomerates	0.0	% (p)
Food/Drug Retailers	0.0	% (p)
Cosmetics/Toiletries	0.0	% (p)
Other Assets and Liabilities	(1.0)%

	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
(b)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(c)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(e)	Value determined using significant unobservable inputs.
(f)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
(g)	Unfunded or partially unfunded loan commitment. At period end, the value of these securities amounted to $2,753,601 or 0.0% of net assets.
(h)	Perpetual Maturity
(i)	Interest only security
(j)	Principal only security
(k)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(l)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(m)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(n)	Non-income producing security
(o)	Seven-day yield as of period end
(p)	Represents less than 0.05% of net assets
(q)	Represents or includes a TBA transaction.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real
TBA	To be announced

Securities Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Agency Mortgage Obligations	$—	$—	$—	$142,304,513	$142,304,513

Total Borrowings	$—	$—	$—	$142,304,513	$142,304,513

Amounts related to agreements not included in offsetting disclosure					$142,304,513

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2021 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at March 31, 2021	Value at March 31, 2021	Change in Unrealized for the Year Ended March 31, 2021	Dividend Income Earned for the Year Ended March 31, 2021	Net Realized Gain (Loss) for the Year Ended March 31, 2021
DoubleLine Global Bond Fund (Class I)	$935,717,064	$—	$(330,400,000)	60,545,035	$618,164,812	$9,889,574	$—	$2,958,174
DoubleLine Infrastructure Income Fund (Class I)	436,648,648	—	—	45,674,545	477,755,738	41,107,090	14,239,778	—
DoubleLine Long Duration Total Return Bond Fund (Class I)	58,750,000	—	—	5,000,000	46,850,000	(11,900,000)	1,441,898	—

	$1,431,115,712	$—	$(330,400,000)	111,219,580	$1,142,770,550	$39,096,664	$15,681,677	$2,958,174

DoubleLine Shiller Enhanced CAPE ®

Schedule of Investments

March 31, 2021

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 6.2%
2,954,057	AASET Ltd., Series 2018-1A-A	3.84	% (a)	01/16/2038	2,817,186
9,645,232	AASET Ltd., Series 2019-2-A	3.38	% (a)	10/16/2039	9,671,534
19,650,000	Affirm Asset Securitization Trust, Series 2020-A-A	2.10	% (a)	02/18/2025	19,869,481
19,375,223	Affirm Asset Securitization Trust, Series 2020-Z2-A	1.90	% (a)	01/15/2025	19,584,631
1,000,000	Affirm Asset Securitization Trust, Series 2021-A-B	1.06	% (a)	08/15/2025	1,001,974
7,881,215	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A-A	1.19	% (a)	01/15/2027	7,915,347
1,120,192	Avant Loans Funding Trust, Series 2019-B-A	2.72	% (a)	10/15/2026	1,122,081
5,750,000	Business Jet Securities LLC, Series 2021-1A-A	2.16	% (a)	04/15/2036	5,726,402
11,609,688	CAL Funding IV Ltd., Series 2020-1A-A	2.22	% (a)	09/25/2045	11,660,320
3,964,102	Castlelake Aircraft Structured Trust, Series 2019-1A-A	3.97	% (a)	04/15/2039	3,990,174
4,900,131	CLI Funding LLC, Series 2019-1A-A	3.71	% (a)	05/18/2044	4,928,332
2,250,000	College Ave Student Loans LLC, Series 2017-A-B	4.50	% (a)	11/26/2046	2,372,231
8,506,220	Credit Suisse ABS Trust, Series 2020-AT1-A	2.61	% (a)	10/15/2026	8,686,126
1,494,236	DRB Prime Student Loan Trust, Series 2017-A-B	3.10	% (a)(b)	05/27/2042	1,528,983
1,437,046	Earnest Student Loan Program, Series 2017-A-A2	2.65	% (a)	01/25/2041	1,447,425
5,000,000	Exeter Automobile Receivables Trust, Series 2021-1A-D	1.08%		11/16/2026	4,961,768
10,000,000	Exeter Automobile Receivables Trust, Series 2021-1A-E	2.21	% (a)	02/15/2028	9,885,305
2,490,000	ExteNet Issuer LLC, Series 2019-1A-A2	3.20	% (a)	07/26/2049	2,572,067
4,703,010	Foundation Finance Trust, Series 2019-1A-A	3.86	% (a)	11/15/2034	4,869,267
7,026,762	GAIA Aviation Ltd., Series 2019-1-A	3.97	% (a)(c)	12/15/2044	7,011,015
4,739,336	Global SC Finance SRL, Series 2020-1A-A	2.17	% (a)	10/17/2040	4,758,297
1,119,999	GLS Auto Receivables Issuer Trust, Series 2019-2A-A	3.06	% (a)	04/17/2023	1,123,969
5,837,517	GLS Auto Receivables Issuer Trust, Series 2020-2A-A	1.58	% (a)	08/15/2024	5,887,634
4,775,625	Helios Issuer LLC, Series 2017-1A-A	4.94	% (a)	09/20/2049	5,072,148
1,601,807	HERO Funding Trust, Series 2016-1A-A	4.05	% (a)	09/20/2041	1,678,094
4,366,563	Horizon Aircraft Finance Ltd., Series 2018-1-A	4.46	% (a)	12/15/2038	4,440,472
20,023,106	Horizon Aircraft Finance Ltd., Series 2019-2-A	3.43	% (a)	11/15/2039	19,486,727
18,383,250	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% (a)	07/30/2047	19,520,673
515,396	Laurel Road Prime Student Loan Trust, Series 2017-B-CFX	3.61	% (a)	08/25/2042	526,085
9,553,247	LendingClub Receivables Trust, Series 2020-3-A	3.50	% (a)	01/16/2046	9,692,151
7,987,773	LendingClub Receivables Trust, Series 2020-5A-A	3.50	% (a)	03/15/2046	8,054,233
9,876,138	Loanpal Solar Loan Ltd., Series 2020-3GS-A	2.47	% (a)	12/20/2047	9,938,011
6,373,471	Loanpal Solar Loan Ltd., Series 2021-1GS-A	2.29	% (a)	01/20/2048	6,392,824
4,978,619	Lunar Aircraft Ltd., Series 2020-1A-A	3.38	% (a)	02/15/2045	4,895,944
116,430	Marlette Funding Trust, Series 2018-4A-A	3.71	% (a)	12/15/2028	116,569
1,245,734	Marlette Funding Trust, Series 2019-3A-A	2.69	% (a)	09/17/2029	1,253,968
1,245,782	Mosaic Solar Loan Trust, Series 2017-1A-A	4.45	% (a)	06/20/2042	1,360,604
9,384,106	Mosaic Solar Loan Trust, Series 2020-2A-B	2.21	% (a)	08/20/2046	9,374,275
4,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68	% (a)	02/18/2042	4,587,800
16,000,000	Oxford Finance Funding LLC, Series 2020-1A-A2	3.10	% (a)	02/15/2028	16,544,496
3,869,569	Pagaya AI Debt Selection Trust, Series 2019-2-A1	3.93	% (a)	09/15/2026	3,890,077
6,696,168	Pagaya AI Debt Selection Trust, Series 2019-3-A	3.82	% (a)	11/16/2026	6,798,681
12,309,447	Pagaya AI Debt Selection Trust, Series 2020-3-A	2.10	% (a)	05/17/2027	12,397,754
6,220,000	Pagaya AI Debt Selection Trust, Series 2021-1-A	1.18	% (a)	11/15/2027	6,242,516
7,000,000	Santander Drive Auto Receivables Trust, Series 2020-4-D	1.48%		01/15/2027	7,049,748
19,977,960	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23	% (a)	03/15/2040	19,903,402
20,000,000	SBA Tower Trust	3.17	% (a)	04/11/2022	20,053,560
1,257,772	Sierra Timeshare Receivables Funding LLC, Series 2016-3A-A	2.43	% (a)	10/20/2033	1,267,281
28,414,728	SoFi Alternative Trust, Series 2021-A-PT1	1.48	% (a)(b)	03/15/2047	28,275,979
17,000,000	SoFi Alternative Trust, Series 2021-B-PT1	1.76	% (a)(b)	02/15/2047	17,116,297
199,629	SoFi Consumer Loan Program LLC, Series 2016-1-A	3.26	% (a)	08/25/2025	200,007
73,166	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78	% (a)	09/25/2026	73,561
501,919	SoFi Consumer Loan Program Trust, Series 2019-1-A	3.24	% (a)	02/25/2028	504,004
6,471,947	SoFi Consumer Loan Program Trust, Series 2019-F-PT1	3.93	% (a)(b)	02/15/2045	6,633,306
1,738,558	SoFi Professional Loan Program, Series 2017-A-A2B	2.40	% (a)	03/26/2040	1,760,536
8,847,640	Springleaf Funding Trust, Series 2017-AA-A	2.68	% (a)	07/15/2030	8,873,696
87,328	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32	% (a)	06/15/2028	88,243
1,696,628	START Ireland, Series 2019-1-A	4.09	% (a)	03/15/2044	1,689,294
3,493,394	Start Ltd., Series 2018-1-A	4.09	% (a)	05/15/2043	3,509,606
7,820,000	Taco Bell Funding LLC, Series 2018-1A-A2I	4.32	% (a)	11/25/2048	7,891,308
6,111,375	TAL Advantage VII LLC, Series 2020-1A-A	2.05	% (a)	09/20/2045	6,113,335
3,200,000	Tesla Auto Lease Trust, Series 2019-A-D	3.37	% (a)	01/20/2023	3,321,872
12,622,649	Thunderbolt Aircraft Lease Ltd., Series 2018-A-A	4.15	% (a)(c)	09/15/2038	12,682,720
1,339,286	Thunderbolt Aircraft Lease Ltd., Series 2018-A-B	5.07	% (a)(c)	09/15/2038	1,303,978
7,403,125	TIF Funding LLC, Series 2021-1A-A	1.65	% (a)	02/20/2046	7,152,397
12,500,000	Upgrade Master Pass-Thru Trust, Series 2021-PT3-A	5.72	% (a)	06/15/2027	12,576,738
2,851,116	Upgrade Receivables Trust, Series 2019-1A-C	5.15	% (a)	03/15/2025	2,866,843
9,788,768	Upstart Pass-Through Trust Series, Series 2020-ST2-A	3.50	% (a)	03/20/2028	9,980,422
5,000,000	Upstart Pass-Through Trust Series, Series 2021-ST3-A	2.00	% (a)	05/20/2027	5,008,240
7,363,441	Upstart Pass-Through Trust, Series 2020-ST5-A	3.00	% (a)	12/20/2026	7,399,964
12,855,580	Upstart Pass-Through Trust, Series 2020-ST6-A	3.00	% (a)	01/20/2027	13,043,089
164,071	Upstart Securitization Trust, Series 2019-1-B	4.19	% (a)	04/20/2026	164,319
5,250,000	Upstart Securitization Trust, Series 2020-1-B	3.09	% (a)	04/22/2030	5,368,544
2,750,000	Upstart Securitization Trust, Series 2020-3-B	3.01	% (a)	11/20/2030	2,820,485
3,866,640	Upstart Securitization Trust, Series 2021-1-A	0.87	% (a)	03/20/2031	3,871,101
1,900,000	Upstart Securitization Trust, Series 2021-1-B	1.89	% (a)	03/20/2031	1,900,194
7,873,333	Vantage Data Centers Issuer LLC, Series 2019-1A-A2	3.19	% (a)	07/15/2044	8,211,299
16,606,547	Wave LLC, Series 2019-1-A	3.60	% (a)	09/15/2044	16,690,211
7,018,153	Willis Engine Structured Trust, Series 2020-A-A	3.23	% (a)	03/15/2045	6,755,499

Total Asset Backed Obligations (Cost $543,902,299)					547,776,729

Bank Loans - 5.2%
13,802,777	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		11/19/2026	13,574,203
1,503,304	Access CIG LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.87%		02/27/2025	1,493,367
986,270	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.88%		01/05/2026	972,709
1,136,266	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		04/22/2024	1,102,536
1,824,710	Alera Group Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		08/01/2025	1,826,991
374,063	Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/08/2027	374,003
1,789,578	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		05/09/2025	1,769,240
1,347,938	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		07/10/2026	1,345,835
923,605	Almonde, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/13/2024	906,509
315,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	317,402
1,681,832	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		07/31/2024	1,656,613
342,413	Amentum Government Services Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		02/01/2027	340,416
346,500	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		01/29/2027	317,165
244,948	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		04/28/2023	234,194
320,943	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		12/15/2023	307,526
334,163	American Residential Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/15/2027	333,745
	American Tire Distributors, Inc., Senior Secured First Lien Term Loan
773,072	(1 Month LIBOR USD + 7.50%, 1.00% Floor) (1 Month LIBOR USD + 5.50% + 1.50% PIK)	8.50%		09/02/2024	757,611
88,770	(3 Month LIBOR USD + 7.50%, 1.00% Floor) (3 Month LIBOR USD + 5.50% + 1.50% PIK)	8.50%		09/02/2024	86,994
	Applied Systems, Inc., Senior Secured First Lien Term Loan
22,839	(Prime Rate + 2.00%, 0.50% Floor)	5.25%		09/19/2024	22,783
1,644,242	(3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		09/19/2024	1,640,238
1,725,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		03/11/2025	1,710,182
737,550	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		01/15/2027	728,102
1,526,175	Arches Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		12/06/2027	1,518,163
539,033	Arctic Glacier U.S.A., Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/20/2024	510,960
1,766,272	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		07/12/2024	1,761,857
9,765,638	Asplundh Tree Expert LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		09/07/2027	9,749,622
1,692,857	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		02/12/2027	1,675,929
532,066	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		11/03/2023	531,015
892,763	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		12/23/2026	888,223
794,565	Athenahealth, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.45%		02/11/2026	797,545
600,124	Avantor Funding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		11/21/2024	601,249
4,309,200	Avantor Funding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		11/08/2027	4,316,202
665,690	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		12/15/2027	667,095
4,490,212	Axalta Coating Systems Dutch Holding B B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	1.95%		05/31/2024	4,475,551
787,979	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.71%		07/24/2026	782,069
310,000	B&G Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		10/10/2026	310,039
1,136,250	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		11/27/2025	1,131,353
335,928	Bausch Health Companies, Inc. Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		06/02/2025	335,260
7,423,508	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.90%		07/01/2026	7,374,772
1,861,438	BioScrip, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		08/06/2026	1,856,495
2,304,212	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		06/16/2025	2,276,020
1,732,705	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.69%		09/30/2024	1,731,224
1,066,076	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		10/02/2025	1,062,867
2,038,289	Brand Industrial Services, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/21/2024	2,011,037
1,096,398	Bright Bidco B.V., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/28/2024	841,486
1,059,320	Buckeye Partners LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		11/02/2026	1,055,898
798,963	BY Crown Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/02/2026	800,836
588,525	Cablevision Lightpath LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/30/2027	588,463
686,550	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.61%		07/21/2025	688,812
2,963,721	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		04/06/2026	2,935,433
157,600	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		08/12/2026	156,052
5,862,263	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		12/16/2027	5,833,743
611,292	Cambium Learning Group, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.25%		12/18/2025	612,784
1,660,562	Camelot U.S. Acquisition 1 Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		10/30/2026	1,649,404
164,588	Camelot U.S. Acquisition 1 Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/30/2026	164,711
436,700	Carnival Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.50%, 1.00% Floor)	8.50%		06/30/2025	451,829
1,848,351	Castle US Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.95%		01/29/2027	1,828,712
2,586,461	Catalent Pharma Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		02/22/2028	2,594,000
1,153,462	Cengage Learning, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/07/2023	1,143,612
10,758,570	Charter Communications Operating LLC Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.87%		02/01/2027	10,720,269
930,000	Charter NEX US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		12/01/2027	933,074
823,062	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		06/07/2023	821,519
1,686,160	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		03/31/2025	1,665,083
728,871	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		10/02/2024	729,407
1,865,804	Clarios Global LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		04/30/2026	1,849,478
991,766	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.71%		08/21/2026	955,541
2,132,296	ClubCorp Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.95%		09/18/2024	2,010,019
665,000	CNT Holdings I Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		11/08/2027	664,481
443,888	CommerceHub, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/29/2027	444,860
1,369,128	Compass Power Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	1,362,625
440,550	Connect U.S. Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/11/2026	439,678
686,550	Conservice Midco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.45%		05/13/2027	687,065
196,351	Consolidated Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/04/2027	196,873
1,280,785	Cornerstone OnDemand, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		04/22/2027	1,283,589
1,550,000	CP Atlas Buyer, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/23/2027	1,542,134
10,033,144	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		07/17/2025	9,918,315
455,700	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		01/15/2026	450,147
1,075,040	CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 1.00% Floor)	7.25%		01/04/2022	1,071,159
1,789,263	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.90%		11/29/2024	1,746,025
506,986	Cyanco Intermediate 2 Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		03/17/2025	505,275
1,180,675	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/01/2024	1,135,863
851,400	DCert Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.11%		10/16/2026	850,987
1,538,686	Deerfield Dakota Holding LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		04/09/2027	1,542,533
5,234,541	Dell International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.25% Floor)	2.00%		09/19/2025	5,235,954
830,000	Delta Topco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	830,149
1,659,157	Dentalcorp Perfect Smile ULC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		06/06/2025	1,648,788
1,528,987	Diamond (BC) B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		09/06/2024	1,523,750
413,668	Diamond Sports Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		08/24/2026	287,154
274,014	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.75%		04/06/2026	266,354
509,666	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.75%		04/06/2026	495,418
1,416,915	EAB Global, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		11/15/2024	1,413,373
1,627,550	Edelman Financial Center LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		07/21/2025	1,621,707
833,711	EG Group, Ltd. Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.20%		02/06/2025	821,802
4,475,208	Elanco Animal Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.87%		07/30/2027	4,423,251
6,705,664	Energizer Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/22/2027	6,691,683
1,595,263	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		10/10/2025	1,381,570
130,000	eResearchTechnology, Inc., Senior Secured First Lien	5.50	% (d)	02/04/2027	130,325
1,732,583	ESH Hospitality, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		09/18/2026	1,723,149
1,351,613	EW Scripps Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.56%, 0.75% Floor)	3.75%		01/07/2028	1,348,977
1,628,833	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/02/2024	1,630,820
673,313	Exgen Renewables LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		12/15/2027	674,996
1,527,717	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		03/31/2025	1,507,956
944,343	First Advantage Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		01/29/2027	938,677
775,811	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.45%		06/30/2025	764,224
1,320,003	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.70%		08/01/2024	1,236,678
2,080,706	Flexera Software LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/03/2028	2,087,208
491,827	Foresight Energy LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50	% (e)	06/30/2027	491,827
394,571	Forterra Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/25/2023	395,754
1,751,763	Froneri US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		01/29/2027	1,730,365
570,764	Frontdoor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.63%		08/18/2025	570,407
435,000	Frontier Communications Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/08/2021	434,456
584,100	Gardner Denver, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		03/01/2027	577,529
1,095,000	Gemini HDPE LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		12/31/2027	1,091,584
600,000	Generac Power Systems, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		12/11/2026	601,782
1,500,073	Gentiva Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.88%		07/02/2025	1,493,825
1,173,041	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%		02/19/2026	1,164,366
957,308	GFL Environmental, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		05/30/2025	959,103
	Global Medical Response, Inc., Senior Secured First Lien Term Loan
907,913	(3 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/02/2025	906,437
194,325	(6 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/02/2025	194,009
7,746,943	Go Daddy Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		02/15/2024	7,696,123
1,012,350	Go Daddy Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		08/10/2027	1,007,708
2,131,552	GOBP Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		10/22/2025	2,131,552
1,772,877	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		10/10/2025	1,769,234
950,271	Graham Packaging Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		08/04/2027	945,577
1,116,339	Granite US Holdings Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.17%		09/30/2026	1,114,943
2,378,074	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.62%		01/02/2026	2,366,564
2,086,838	Greeneden U.S. Holdings II LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/01/2027	2,088,924
4,488,636	Grifols Worldwide Operations USA, Inc., Senior Secured First Lien Term Loan (1 Week LIBOR USD + 2.00%)	0.00%		11/15/2027	4,444,019
659,211	Gulf Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		08/25/2023	548,674
1,226,925	Harbor Freight Tools USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		10/19/2027	1,227,201
919,191	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		08/05/2024	920,533
3,012,354	HCA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		03/18/2026	3,014,945
668,100	Hexion, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.71%		07/01/2026	668,938
1,420,142	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	3.80%		05/23/2025	1,408,312
1,420,886	Hilton Worldwide Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.95%		06/22/2026	1,409,931
4,565,000	Horizon Therapeutics USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		03/15/2028	4,558,152
842,013	Houston Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		07/21/2025	834,119
1,519,468	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		07/01/2024	1,520,577
451,053	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.75%		07/07/2025	452,931
452,375	IAA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		06/29/2026	450,679
739,076	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		05/01/2026	731,223
658,350	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		02/25/2027	654,400
159,468	Intelsat Jackson Holdings S.A., Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	6.50%		07/13/2022	161,780
1,060,545	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (Prime Rate + 4.75%, 1.00% Floor)	8.00%		11/27/2023	1,080,552
1,216,478	ION Trading Technologies SARL	5.00	% (d)	11/21/2024	1,218,698
1,773,646	IQVIA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		01/17/2025	1,766,773
2,032,516	IQVIA, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	1.86%		06/11/2025	2,024,894
	IRB Holding Corporation, Senior Secured First Lien Term Loan
2,735	(1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	2,716
1,049,108	(3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	1,042,074
847,875	IRB Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		12/15/2027	845,887
1,797,515	IRI Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		12/01/2025	1,800,885
6,933,004	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		01/02/2026	6,857,885
810,000	Ivanti Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		12/01/2027	814,305
1,422,793	Jacobs Douwe Egberts International B.V., Senior Secured First Lien	2.20%		11/01/2025	1,422,195
11,550,357	JBS USA Lux S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		05/01/2026	11,498,669
308,897	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/20/2023	308,317
7,517,523	KAR Auction Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		09/21/2026	7,381,268
894,053	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		02/05/2027	894,053
1,278,813	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/11/2026	1,242,820
4,728,793	KFC Holding Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	1.86%		03/15/2028	4,737,660
1,191,933	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%		07/02/2025	1,196,402
145,455	LBM Acquisition LLC, Senior Secured First Lien	4.50	% (d)	12/17/2027	145,087
654,545	LBM Acquisition LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/17/2027	652,889
90,404	Lealand Finance Company B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.00%)	1.11%		06/30/2025	51,229
14,099,245	Level 3 Financing, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		03/01/2027	13,934,777
439,704	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		03/24/2025	434,023
628,425	LogMeIn, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.85%		08/31/2027	627,542
1,400,658	Lower Cadence Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.11%		05/22/2026	1,370,312
1,453,213	Lucid Energy Group II Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/18/2025	1,410,220
1,690,234	Lumen Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	0.00%		03/15/2027	1,675,148
1,012,463	Lummus Technology Holdings V LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		06/30/2027	1,009,299
269,679	Maravai Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		10/19/2027	271,365
2,048,872	Marriott Ownership Resorts, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		08/29/2025	2,002,004
1,209,514	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.50%		03/20/2025	1,207,246
783,038	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		03/20/2025	782,795
208,676	MED ParentCo LP, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		08/31/2026	207,355
832,136	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		08/31/2026	826,868
1,008,659	Messer Industries GMBH, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.70%		03/02/2026	1,002,234
1,511,213	Milano Acquisition Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		10/01/2027	1,507,434
735,000	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		06/21/2027	782,147
1,748,977	Minotaur Acquisition, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.11%		03/27/2026	1,749,711
	Mirion Technologies, Inc., Senior Secured First Lien Term Loan
62,740	(3 Month LIBOR USD + 4.00%)	4.27%		03/06/2026	62,920
151,169	(6 Month LIBOR USD + 4.00%)	4.27%		03/06/2026	151,604
1,603,726	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		05/14/2026	1,587,913
360,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.36%		12/01/2025	360,225
432,059	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.45%		11/12/2026	418,364
56,785	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.45%		11/12/2026	54,985
1,204,367	MPH Acquisition Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		06/07/2023	1,199,236
617,400	Nascar Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		10/19/2026	614,122
474,088	NCR Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.72%		08/28/2026	469,939
171,381	Nexstar Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.47%		01/17/2024	170,634
765,000	Nexstar Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.86%		09/18/2026	760,460
1,795,387	Numericable U.S. LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.20%		08/14/2026	1,793,591
	OneDigital Borrower LLC, Senior Secured First Lien Delayed-Draw Term Loan
45,592	(Prime Rate + 3.50%, 0.75% Floor)	0.00	% (h)	11/16/2027	45,669
48,607	(1 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25	% (h)	11/16/2027	48,688
1,760,801	OneDigital Borrower LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%		11/16/2027	1,763,741
461,296	Ortho-Clinical Diagnostics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		06/30/2025	461,065
347,013	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.45%		10/24/2025	343,978
465,000	Packaging Coordinators Midco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		11/30/2027	465,363
440,000	PAI HoldCo, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/26/2027	442,064
1,777,865	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		09/27/2024	1,759,162
1,388,008	Pathway Vet Alliance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		03/31/2027	1,381,790
522,570	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		05/29/2026	519,730
1,025,164	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.00%		10/15/2025	1,022,703
878,363	PG&E Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		06/23/2025	878,635
523,257	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	519,824
731,251	Pisces Midco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		04/12/2025	731,890
455,000	PointClickCare Technologies, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		12/29/2027	455,569
913,712	PowerTeam Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		03/06/2025	908,147
880,000	PPD, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		01/13/2028	876,938
696,782	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.86%		03/11/2026	677,492
1,239,313	Pregis Topco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		07/31/2026	1,231,437
292,788	Presidio Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.72%		01/22/2027	292,605
	Prime Security Services Borrower LLC, Senior Secured First Lien Term Loan
463,013	(1 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	461,710
297,228	(3 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	296,391
594,439	(6 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	592,766
297,228	(12 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	296,391
868,998	Pro Mach Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		03/07/2025	854,756
1,806,092	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.15%		04/26/2024	1,803,609
991,082	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		02/12/2027	960,111
1,561,088	Radiate Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		09/25/2026	1,562,329
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
985,076	(1 Month LIBOR USD + 4.25%)	4.36%		07/09/2025	979,023
844,560	(3 Month LIBOR USD + 4.25%)	4.47%		07/09/2025	839,370
633,413	Redstone Buyer LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		09/01/2027	636,447
1,232,121	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		11/14/2025	1,231,073
1,686,946	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		05/30/2025	1,649,167
301,756	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		06/30/2021	304,774
1,662,730	RentPath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 3.75%, 1.00% Floor)	7.00	% (f)	12/17/2021	1,499,724
6,225,000	Resideo Funding, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		02/11/2028	6,217,219
8,676,521	Reynolds Consumer Products LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		02/04/2027	8,645,632
642,011	Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		02/06/2023	640,056
1,962,195	RPI Intermediate Finance Trust, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		02/11/2027	1,960,968
625,154	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		02/22/2024	617,858
254,363	Sabre GLBL, Inc. Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/17/2027	257,384
1,422,263	Science Applications International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.88%)	1.98%		10/31/2025	1,423,279
1,235,448	Scientific Games International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		08/14/2024	1,214,105
1,245,108	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/01/2024	1,156,326
1,069,025	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		12/31/2025	1,056,181
1,824,034	Select Medical Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.72%		03/06/2025	1,817,248
1,702,286	Severin Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		08/01/2025	1,684,838
2,590,550	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		09/30/2026	2,554,930
1,230,875	SIWF Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		06/13/2025	1,228,819
928,063	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		04/17/2026	908,777
645,000	SkyMiles IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		10/20/2027	678,217
	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan	2.61%		01/23/2025
413,320	(1 Month LIBOR USD + 2.50%)	2.61%		01/23/2025	394,720
1,004,100	(3 Month LIBOR USD + 2.50%)	2.71%		01/23/2025	958,916
	Solenis International LP, Senior Secured First Lien Term Loan
205,721	(3 Month LIBOR USD + 4.00%)	4.23%		06/26/2025	205,464
1,331,805	(3 Month LIBOR USD + 4.00%)	4.19%		06/26/2025	1,330,140
85,000	Solenis International LP, Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	8.69%		06/26/2026	85,326
1,538,802	Solera LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.94%		03/03/2023	1,532,139
1,795,500	Sophia LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		10/07/2027	1,797,188
1,917,057	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		06/27/2025	1,909,868
138,788	Southern Veterinary Partners LLC, Senior Secured First Lien Term Loan	5.00	% (d)(h)	10/01/2027	139,352
1,003,697	Southern Veterinary Partners LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/01/2027	1,007,777
1,593,306	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		04/16/2025	1,579,699
634,972	Staples, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.21%		04/16/2026	620,510
810,382	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		10/01/2025	799,154
628,344	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.75%		07/10/2025	630,179
1,726,953	Surf Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.68%		03/05/2027	1,712,429
282,013	Syncreon Group Holdings B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/01/2024	282,365
965,275	Syneos Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.19%		08/01/2024	962,258
	TAMKO Building Products LLC, Senior Secured First Lien Term Loan
645,440	(1 Month LIBOR USD + 3.00%)	3.11%		05/29/2026	644,233
221,854	(2 Month LIBOR USD + 3.00%)	3.14%		05/29/2026	221,439
832,962	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	777,024
1,228,825	Tech Data Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		06/30/2025	1,233,869
527,350	Tech Data Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.50%)	5.61%		06/30/2025	530,865
720,064	Telesat Canada, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		12/07/2026	694,933
562,889	Terrier Media Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		12/17/2026	558,628
1,944,407	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		02/06/2026	1,936,512
1,339,154	TIBCO Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		06/30/2026	1,324,925
165,000	TIBCO Software, Inc. Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.36%		03/03/2028	167,176
1,389,382	Titan Acquisition, Ltd. Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.27%		03/28/2025	1,363,546
1,455,353	TKC Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		02/01/2023	1,424,550
4,317,888	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		11/13/2026	4,292,996
2,216,995	TransDigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		05/30/2025	2,174,994
812,711	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.11%		01/25/2024	764,192
571,893	Travelport Finance (Luxembourg) SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	2.50%		02/28/2025	583,568
1,563,320	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/17/2024	1,551,353
1,790,824	UFC Holdings LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		04/29/2026	1,786,481
771,066	UGI Energy Services LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		08/13/2026	770,584
922,421	UKG, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		05/04/2026	922,739
1,258,683	UKG, Inc. Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		05/04/2026	1,260,552
140,000	UKG, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		05/03/2027	143,967
444,342	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		10/22/2025	444,678
340,688	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		07/01/2026	339,441
456,739	Univision Communications, Inc. Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/13/2026	457,154
658,350	Upstream Newco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.61%		11/20/2026	657,942
2,585,625	US Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		09/14/2026	2,539,756
770,717	USIC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/08/2023	767,827
129,675	Utz Quality Foods LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		01/20/2028	129,729
656,775	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		10/28/2024	621,749
1,828,994	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.61%		08/27/2025	1,831,537
1,756,186	Vertical U.S. Newco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	4.48%		07/30/2027	1,762,666
2,625,000	VICI Properties 1 LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		12/20/2024	2,599,039
526,799	Victory Capital Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	2.36%		07/01/2026	522,519
2,694,290	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.63%		01/31/2028	2,673,934
220,000	Virtusa Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		02/11/2028	220,551
9,816,039	Vistra Operations Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		12/31/2025	9,759,941
1,769,792	VS Buyer LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		02/26/2027	1,766,846
1,204,702	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		02/05/2026	1,192,535
1,252,439	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		07/31/2026	1,246,176
2,400,000	WMG Acquisition Corporation	0.00	% (d)(h)	01/20/2028	2,391,000
10,365,000	WMG Acquisition Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.13%)	2.23%		01/20/2028	10,340,694
1,500,980	Zayo Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		03/09/2027	1,490,886
900,732	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.62%		09/30/2026	898,480
235,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		04/28/2028	232,966

Total Bank Loans (Cost $467,968,572)					466,727,486

Collateralized Loan Obligations - 11.5%
6,500,000	522 Funding Ltd., Series 2019-5A-A1 (3 Month LIBOR USD + 1.39%, 1.39% Floor)	1.63	% (a)	01/15/2033	6,525,861
250,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	3.74	% (a)	07/15/2026	248,132
14,000,000	AGL Ltd., Series 2020-3A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	1.54	% (a)	01/15/2033	14,072,098
12,250,000	Allegro Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	1.34	% (a)	06/13/2031	12,250,018
2,250,000	Anchorage Capital Ltd., Series 2014-3RA-A (3 Month LIBOR USD + 1.05%)	1.27	% (a)	01/28/2031	2,245,124
7,165,000	Anchorage Capital Ltd., Series 2015-6A-AR (3 Month LIBOR USD + 1.27%)	1.51	% (a)	07/15/2030	7,173,939
25,000,000	Anchorage Capital Ltd., Series 2016-9A-AR (3 Month LIBOR USD + 1.37%)	1.61	% (a)	07/15/2032	25,037,998
7,500,000	Anchorage Capital Ltd., Series 2018-1RA-A1 (3 Month LIBOR USD + 0.99%, 0.99% Floor)	1.21	% (a)	04/13/2031	7,500,000
8,800,000	Anchorage Capital Ltd., Series 2020-16A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.40	% (a)	10/20/2031	8,827,417
5,000,000	Apidos Ltd., Series 2021-35A-A (3 Month LIBOR USD + 1.05%, 1.05% Floor)	0.01	% (a)	04/20/2034	5,000,000
12,500,000	Assurant Ltd., Series 2018-3A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.45	% (a)	10/20/2031	12,517,353
12,514,065	Atlas Senior Loan Fund Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 0.83%)	1.02	% (a)	11/17/2027	12,498,832
2,799,276	Atlas Senior Loan Fund Ltd., Series 2018-10A-A (3 Month LIBOR USD + 1.09%)	1.33	% (a)	01/15/2031	2,793,776
2,000,000	Atlas Senior Loan Fund XI Ltd., Series 2018-11A-B (3 Month LIBOR USD + 1.65%)	1.87	% (a)	07/26/2031	2,005,563
2,500,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	3.17	% (a)	10/20/2030	2,462,167
5,000,000	Battalion Ltd., Series 2019-16A-B (3 Month LIBOR USD + 2.00%, 2.00% Floor)	2.22	% (a)	12/19/2032	5,016,584
18,000,000	Battalion Ltd., Series 2020-15A-A1 (3 Month LIBOR USD + 1.35%, 1.35% Floor)	1.57	% (a)	01/17/2033	18,055,072
6,993,698	Benefit Street Partners Ltd., Series 2013-IIIA-A1R (3 Month LIBOR USD + 1.25%)	1.47	% (a)	07/20/2029	6,996,132
10,000,000	Birch Grove Ltd., Series 19A-A (3 Month LIBOR USD + 1.49%)	1.67	% (a)	06/15/2031	10,014,634
10,000,000	Carbone Ltd., Series 2017-1A-A1 (3 Month LIBOR USD + 1.14%)	1.36	% (a)	01/20/2031	10,005,512
5,965,555	Carlyle Global Market Strategies Ltd., Series 2017-1A-A1A (3 Month LIBOR USD + 1.30%)	1.52	% (a)	04/20/2031	5,966,153
30,000,000	CarVal Ltd., Series 2019-2A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	1.57	% (a)	07/20/2032	30,034,602
10,000,000	Cathedral Lake Ltd., Series 2013-1A-A1RR (3 Month LIBOR USD + 1.20%)	1.44	% (a)	10/15/2029	10,012,484
8,350,000	Cathedral Lake Ltd., Series 2015-2A-A1R (3 Month LIBOR USD + 1.31%)	1.55	% (a)	07/16/2029	8,358,750
9,850,000	Cathedral Lake Ltd., Series 2021-7RA-A (3 Month LIBOR USD + 1.31%, 1.31% Floor)	1.50	% (a)	01/15/2032	9,850,835
2,500,000	CBAM Ltd., Series 2019-10A-B (3 Month LIBOR USD + 2.05%, 2.05% Floor)	2.27	% (a)	04/20/2032	2,500,299
22,000,000	CFIP Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	1.54	% (a)	07/13/2029	21,985,767
10,350,000	CFIP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.22%)	1.44	% (a)	01/18/2030	10,375,401
2,000,000	CFIP Ltd., Series 2017-1A-B (3 Month LIBOR USD + 1.65%)	1.87	% (a)	01/18/2030	2,004,993
1,800,000	CIFC Funding Ltd., Series 2014-5A-BR2 (3 Month LIBOR USD + 1.80%, 1.80% Floor)	2.02	% (a)	10/17/2031	1,801,416
13,478,785	Crown Point Ltd., Series 2018-6A-A1 (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.39	% (a)	10/20/2028	13,512,591
10,000,000	Crown Point Ltd., Series 2020-9A-A (3 Month LIBOR USD + 2.05%, 2.05% Floor)	2.28	% (a)	07/14/2032	10,040,204
5,000,000	Crown Point Ltd., Series 2020-9A-B (3 Month LIBOR USD + 2.69%, 2.69% Floor)	2.92	% (a)	07/14/2032	5,013,090
6,500,000	CVP Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	1.41	% (a)	01/20/2031	6,508,633
10,000,000	Dryden Ltd., Series 2019-75A-AR2 (3 Month LIBOR USD + 1.04%, 1.04% Floor)	0.01	% (a)	04/15/2034	10,000,000
5,000,000	Dryden Senior Loan Fund, Series 2013-28A-A1LR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.39	% (a)	08/15/2030	5,004,173
20,000,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.36	% (a)	07/15/2031	20,028,263
9,000,000	Elmwood Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.10%, 2.10% Floor)	2.32	% (a)	04/20/2031	9,009,633
6,000,000	Elmwood Ltd., Series 2020-1A-A (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.48	% (a)	04/15/2033	6,025,500
7,592,582	Galaxy Ltd., Series 2016-22A-A2R (3 Month LIBOR USD + 0.85%, 0.85% Floor)	1.07	% (a)	07/16/2028	7,599,501
12,000,000	Greywolf Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.40	% (a)	10/20/2031	12,006,000
5,000,000	Gulf Stream Meridian Ltd., Series 2020-IIA-A2A (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.99	% (a)	10/15/2029	5,025,986
13,500,000	Gulf Stream Meridian Ltd., Series 2021-IIIA-A1 (3 Month LIBOR USD + 1.32%, 1.32% Floor)	1.48	% (a)	04/15/2034	13,513,395
500,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	2.91	% (a)	08/01/2025	500,066
250,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-D (3 Month LIBOR USD + 3.80%)	4.01	% (a)	08/01/2025	215,885
11,697,794	Halcyon Loan Advisors Funding Ltd., Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	1.12	% (a)	10/18/2027	11,679,497
6,500,000	Hayfin Kingsland Ltd., Series 2018-8A-B (3 Month LIBOR USD + 1.48%, 1.48% Floor)	1.70	% (a)	04/20/2031	6,457,165
1,755,000	Jamestown Ltd., Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.37	% (a)	04/25/2030	1,756,547
16,000,000	Kayne Ltd., Series 2019-5A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	1.57	% (a)	07/24/2032	16,041,076
10,000,000	Kayne Ltd., Series 2020-7A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.42	% (a)	04/17/2033	10,042,238
9,500,000	Kingsland Ltd., Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.34	% (a)	04/20/2031	9,519,433
2,610,828	KVK Ltd., Series 2018-1A-A (3 Month LIBOR USD + 0.93%)	1.11	% (a)	05/20/2029	2,609,556
20,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39	% (a)	10/15/2031	20,015,260
1,000,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	3.66	% (a)	01/27/2026	999,328
3,000,000	Madison Park Funding Ltd., Series 2017-26A-BR (3 Month LIBOR USD + 1.60%)	1.81	% (a)	07/29/2030	2,989,825
14,568,407	Marathon Ltd., Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	1.05	% (a)	11/21/2027	14,577,407
2,080,762	Marathon Ltd., Series 2014-7A-A1R (3 Month LIBOR USD + 1.32%)	1.54	% (a)	10/28/2025	2,082,353
8,625,000	Marathon Ltd., Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	1.99	% (a)	04/15/2029	8,598,130
4,500,000	Marble Point Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.40	% (a)	12/18/2030	4,497,744
25,000,000	Marble Point Ltd., Series 2018-2A-A1R (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.50	% (a)	01/20/2032	25,004,559
29,500,000	Marble Point Ltd., Series 2020-1A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	1.52	% (a)	04/20/2033	29,505,897
25,000,000	MKS Ltd., Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	1.22	% (a)	07/20/2030	25,004,918
2,000,000	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	1.47	% (a)	10/20/2030	1,998,900
25,000,000	MP Ltd., Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	1.50	% (a)	07/25/2029	25,029,105
7,846,659	MP Ltd., Series 2015-2A-AR (3 Month LIBOR USD + 0.91%)	1.13	% (a)	10/28/2027	7,847,678
22,600,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	1.39	% (a)	07/15/2031	22,522,309
12,000,000	New Mountain Ltd., Series CLO-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	0.01	% (a)	04/15/2034	12,000,000
8,898,846	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	1.46	% (a)	11/15/2030	8,924,315
4,914,578	Ocean Trails, Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.50	% (a)	10/13/2031	4,917,035
10,000,000	Ocean Trails, Series 2020-10A-B1 (3 Month LIBOR USD + 2.10%, 2.10% Floor)	2.29	% (a)	10/15/2031	10,023,980
15,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39	% (a)	07/15/2031	15,019,357
8,500,000	OHA Credit Funding Ltd., Series 2012-7A-AR3 (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.24	% (a)	02/20/2034	8,500,939
15,000,000	Park Avenue Institutional Advisers Ltd., Series 2016-1A-A1R (3 Month LIBOR USD + 1.20%)	1.38	% (a)	08/23/2031	15,018,732
9,947,266	Race Point Ltd., Series 2015-9A-A1AR (3 Month LIBOR USD + 1.21%)	1.45	% (a)	10/15/2030	9,951,184
18,875,000	RR Ltd., Series 2021-14A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	0.01	% (a)	04/15/2036	18,865,722
3,000,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.37	% (a)	04/18/2031	2,997,000
10,100,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.40	% (a)	10/26/2031	10,110,759
10,500,000	Sound Point Ltd., Series 2019-1A-A (3 Month LIBOR USD + 1.37%, 1.37% Floor)	1.59	% (a)	01/20/2032	10,531,402
29,000,000	Sound Point Ltd., Series 2020-3A-A1 (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.53	% (a)	01/25/2032	29,037,729
10,000,000	Steele Creek Ltd., Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.29	% (a)	04/21/2031	9,972,654
8,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.30	% (a)	06/15/2031	7,981,049
10,000,000	Steele Creek Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.25%)	1.49	% (a)	10/15/2030	9,977,890
6,000,000	Steele Creek Ltd., Series 2018-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.39	% (a)	08/18/2031	6,001,952
10,000,000	Steele Creek Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.44	% (a)	04/15/2032	9,992,583
18,000,000	Steele Creek Ltd., Series 2019-2A-A1 (3 Month LIBOR USD + 1.36%, 1.36% Floor)	1.60	% (a)	07/15/2032	18,033,352
9,000,000	Steele Creek Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.25%, 2.25% Floor)	2.49	% (a)	07/15/2032	9,013,122
25,000,000	Symphony Ltd., Series 2014-15A-AR3 (3 Month LIBOR USD + 1.08%, 1.08% Floor)	1.21	% (a)	01/17/2032	24,975,000
10,000,000	Venture Ltd., Series 2014-19A-ARR (3 Month LIBOR USD + 1.26%, 1.26% Floor)	1.50	% (a)	01/15/2032	10,013,605
9,809,311	Venture Ltd., Series 2015-20A-AR (3 Month LIBOR USD + 0.82%)	1.06	% (a)	04/15/2027	9,809,368
8,500,000	Venture Ltd., Series 2017-29A-AR (3 Month LIBOR USD + 0.99%)	0.01	% (a)	09/07/2030	8,500,000
10,000,000	Venture Ltd., Series 2018-34A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.47	% (a)	10/15/2031	10,013,503
3,948,182	Vibrant Ltd., Series 2015-3A-A1RR (3 Month LIBOR USD + 1.25%)	1.47	% (a)	10/20/2031	3,946,243
3,500,000	Vibrant Ltd., Series 2016-5A-B (3 Month LIBOR USD + 2.10%)	2.32	% (a)	01/20/2029	3,509,346
10,000,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.42	% (a)	10/20/2031	10,010,623
15,000,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.42	% (a)	10/20/2031	14,998,528
10,000,000	Wellfleet Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.47	% (a)	01/20/2032	10,005,982
17,500,000	Wellfleet Ltd., Series 2020-1A-A1A (3 Month LIBOR USD + 1.31%, 1.31% Floor)	1.55	% (a)	04/15/2033	17,578,812
3,000,000	Whitebox Ltd., Series 2020-2A-B (3 Month LIBOR USD + 2.25%, 2.25% Floor)	2.49	% (a)	10/24/2031	2,967,511
6,000,000	Whitehorse Ltd., Series 2018-12A-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.49	% (a)	10/15/2031	5,989,591
14,500,000	Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.38	% (a)	01/15/2031	14,518,314
4,000,000	Wind River Ltd., Series 2019-3A-B (3 Month LIBOR USD + 2.10%)	2.34	% (a)	04/15/2031	4,001,250

Total Collateralized Loan Obligations (Cost $1,022,704,393)					1,024,627,189

Foreign Corporate Bonds - 6.2%
1,400,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	1,468,249
1,900,000	AES Dominicana	7.95%		05/11/2026	1,979,002
400,000	AES Gener S.A.	5.00%		07/14/2025	419,000
1,400,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	1,506,211
1,200,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13	% (a)	03/26/2079	1,291,038
5,300,000	Alibaba Group Holding Ltd.	2.80%		06/06/2023	5,531,546
5,455,000	ANZ New Zealand International Ltd.	1.90	% (a)	02/13/2023	5,602,876
1,325,000	AstraZeneca PLC	2.38%		06/12/2022	1,354,361
9,050,000	AstraZeneca PLC	3.50%		08/17/2023	9,651,958
5,926,000	Avolon Holdings Funding Ltd.	3.63	% (a)	05/01/2022	6,044,223
1,100,000	Axiata SPV2 BHD	4.36%		03/24/2026	1,232,286
1,600,000	Baidu, Inc.	3.50%		11/28/2022	1,670,166
4,300,000	Baidu, Inc.	3.88%		09/29/2023	4,603,127
1,500,000	Banco Bradesco S.A.	2.85	% (a)	01/27/2023	1,534,582
1,600,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75	% (a)	02/15/2029	1,697,600
1,850,000	Banco Continental SAECA	2.75	% (a)	12/10/2025	1,824,229
1,500,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	1,566,938
500,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38	% (a)	09/14/2025	511,445
6,300,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88	% (g)	07/06/2022	6,446,286
11,200,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	11,220,888
2,900,000	Bangkok Bank PCL	3.88%		09/27/2022	3,031,920
10,200,000	Banistmo S.A.	3.65%		09/19/2022	10,416,444
800,000	Banistmo S.A.	3.65	% (a)	09/19/2022	816,976
4,125,000	Bank of Nova Scotia	0.55%		09/15/2023	4,127,346
2,870,000	Bank of the Philippine Islands	2.50%		09/10/2024	2,992,693
5,330,000	Barclays PLC (1 Year CMT Rate + 0.80%)	1.01%		12/10/2024	5,327,722
5,150,000	BAT International Finance PLC	1.67%		03/25/2026	5,100,986
2,600,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	2,742,701
2,330,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	2,405,049
3,100,000	BBVA Colombia S.A.	4.88%		04/21/2025	3,298,044
2,000,000	BDO Unibank, Inc.	2.63%		10/24/2021	2,023,750
4,000,000	BDO Unibank, Inc.	2.95%		03/06/2023	4,150,000
4,910,000	BNP Paribas S.A. (3 Month LIBOR USD + 2.24%)	4.71	% (a)	01/10/2025	5,402,445
5,175,000	BPCE S.A.	2.38	% (a)	01/14/2025	5,349,334
2,100,000	C&W Senior Financing DAC	7.50%		10/15/2026	2,229,476
5,600,000	Chile Electricity PEC SpA	0.00	% (a)	01/25/2028	4,583,908
2,600,000	CIMB Bank BHD (3 Month LIBOR USD + 0.78%)	1.00%		10/09/2024	2,609,062
1,100,000	Credicorp Ltd.	2.75	% (a)	06/17/2025	1,123,765
6,800,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	1.42	% (a)	06/12/2024	6,871,577
750,000	DBS Group Holdings Ltd.	2.85%		04/16/2022	768,889
700,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	0.84%		07/25/2022	704,037
900,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	976,427
9,500,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60	% (g)	09/07/2021	9,589,158
189,677	Digicel Group Ltd. (7.00% PIK)	7.00	% (a)(g)	04/16/2021	139,356
476,105	Digicel Group Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.00	% (a)	04/01/2025	393,579
1,632,451	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	1,638,899
2,552,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	2,148,757
3,867,687	ENA Norte Trust	4.95%		04/25/2023	3,976,328
10,854,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	11,677,401
200,000	ENN Energy Holdings Ltd.	3.25%		07/24/2022	204,994
500,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.85%)	1.03%		05/23/2024	505,248
3,100,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.08%		11/20/2023	3,135,681
4,153,000	Falabella S.A.	3.75%		04/30/2023	4,362,693
5,903,088	Fenix Power Peru S.A.	4.32%		09/20/2027	6,199,276
5,500,000	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	5,505,963
1,000,000	Geopark Ltd.	6.50%		09/21/2024	1,036,845
11,350,000	GlaxoSmithKline Capital PLC	0.53%		10/01/2023	11,367,853
8,000,000	Global Bank Corporation	4.50%		10/20/2021	8,123,320
300,000	Global Bank Corporation	4.50	% (a)	10/20/2021	304,624
4,200,000	Grupo Aval Ltd.	4.75%		09/26/2022	4,387,950
3,700,000	Grupo Bimbo S.A.B. de C.V.	4.50%		01/25/2022	3,811,784
7,510,000	Grupo de Inversiones Suramericana S.A.	5.70%		05/18/2021	7,574,774
8,100,000	HPHT Finance Ltd.	2.88%		11/05/2024	8,530,420
350,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	355,179
2,200,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	2,409,743
1,249,173	Interoceanica Finance Ltd.	0.00%		11/30/2025	1,196,083
35,034	Invepar Holdings	0.00	% (e)(f)	12/30/2028	1,498
5,500,000	Inversiones CMPC S.A.	4.50%		04/25/2022	5,663,708
700,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	789,250
4,250,000	JD.com, Inc.	3.13%		04/29/2021	4,256,868
3,600,000	Korea Development Bank	1.25%		06/03/2025	3,614,748
4,500,000	Korea Development Bank	0.80%		04/27/2026	4,404,014
4,000,000	Korea Development Bank	1.00%		09/09/2026	3,944,666
3,400,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	3,450,649
4,000,000	Korea East-West Power Company Ltd.	1.75	% (a)	05/06/2025	4,059,588
6,200,000	Korea Electric Power Corporation	1.13%		06/15/2025	6,162,181
3,550,000	Korea Electric Power Corporation	1.13	% (a)	06/15/2025	3,528,346
4,200,000	Korea Southern Power Company Ltd.	0.75	% (a)	01/27/2026	4,070,778
10,115,000	KT Corporation	1.00%		09/01/2025	9,956,303
6,300,000	LG Chem Ltd.	3.25%		10/15/2024	6,827,101
4,070,000	Lloyds Banking Group PLC (1 Year CMT Rate + .55%)	0.70%		05/11/2024	4,070,353
4,920,000	Macquarie Bank Ltd.	2.10	% (a)	10/17/2022	5,048,260
3,000,000	Malayan Banking BHD (3 Month LIBOR USD + 0.80%)	0.99%		08/16/2024	3,023,008
8,700,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	8,848,422
6,400,000	MEGlobal Canada ULC	5.00	% (a)	05/18/2025	7,131,104
10,851,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	1.08%		07/26/2023	10,985,866
11,113,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.79%)	0.98%		03/05/2023	11,239,102
5,200,000	Multibank, Inc.	4.38%		11/09/2022	5,346,016
4,000,000	NongHyup Bank	1.25	% (a)	07/20/2025	3,984,680
5,000,000	NongHyup Bank	1.25%		07/20/2025	4,981,150
8,961,000	ONGC Videsh Ltd.	2.88%		01/27/2022	9,075,629
1,400,000	ONGC Videsh Ltd.	3.75%		05/07/2023	1,467,327
1,000,000	Oversea-Chinese Banking Corporation Ltd.	4.25%		06/19/2024	1,097,077
8,900,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	8,827,999
1,900,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83	% (a)	09/10/2030	1,884,629
1,075,405	Panama Metro Line SP	0.00	% (a)	12/05/2022	1,051,219
4,090,237	Panama Metro Line SP	0.00%		12/05/2022	3,998,247
1,966,257	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	1,887,607
1,766,000	Perusahaan Listrik Negara PT	5.50%		11/22/2021	1,823,174
3,800,000	Petrobras Global Finance B.V.	4.38%		05/20/2023	3,985,820
2,700,000	Petronas Capital Ltd.	3.13%		03/18/2022	2,766,758
2,500,000	PNC Funding Corporation	3.30%		03/08/2022	2,563,773
4,105,000	POSCO	2.38%		11/12/2022	4,208,750
3,300,000	POSCO	2.38%		01/17/2023	3,388,500
1,000,000	POSCO	2.75%		07/15/2024	1,056,348
1,550,000	PSA Treasury Pte Ltd.	2.50%		04/12/2026	1,619,779
10,250,000	Reliance Industries Ltd.	5.40%		02/14/2022	10,652,412
7,335,000	Royal Bank of Canada (Secured Overnight Financing Rate + 0.53%)	0.55%		01/20/2026	7,327,943
5,520,000	Royal Bank of Scotland Group PLC (3 Month LIBOR USD + 1.55%)	1.75%		06/25/2024	5,641,315
8,478,000	Santander UK PLC	2.10%		01/13/2023	8,717,164
4,000,000	Saudi Arabian Oil Company	2.75%		04/16/2022	4,100,767
200,000	Saudi Arabian Oil Company	1.25	% (a)	11/24/2023	201,453
8,000,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	8,354,280
1,400,000	SingTel Group Treasury Pte Ltd.	3.25%		06/30/2025	1,502,349
2,355,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	2,467,465
1,950,000	State Grid Overseas Investment Ltd.	3.13%		05/22/2023	2,039,975
1,867,000	State Grid Overseas Investment Ltd.	1.00%		08/05/2025	1,819,233
6,080,000	Sumitomo Mitsui Trust Bank Ltd.	0.80	% (a)	09/12/2023	6,100,601
7,250,000	Telefonica Chile S.A.	3.88%		10/12/2022	7,587,451
2,000,000	Temasek Financial Ltd.	2.38%		01/23/2023	2,072,223
5,000,000	Tencent Holdings Ltd.	1.81	% (a)	01/26/2026	5,023,401
7,950,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	8,462,617
6,105,000	Toronto-Dominion Bank (Secured Overnight Financing Rate + 0.36%)	0.37%		03/04/2024	6,110,017
5,350,000	Toronto-Dominion Bank (Secured Overnight Financing Rate + 0.48%)	0.50%		01/27/2023	5,373,945
8,290,000	UBS Group Funding Switzerland AG (1 Year CMT Rate + 0.83%)	1.01	% (a)	07/30/2024	8,342,974
4,150,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	4,195,650
2,750,000	Unifin Financiera S.A.B. de C.V.	7.00%		01/15/2025	2,720,259
1,900,000	Union Bank of the Philippines	3.37%		11/29/2022	1,972,715
200,000	United Overseas Bank Ltd. (3 Month LIBOR USD + 0.48%)	0.70%		04/23/2021	200,049
2,750,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	2,943,627
600,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	592,311
2,493,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	2,541,190
5,700,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	5,778,290
1,500,000	Vedanta Resources Ltd.	7.13%		05/31/2023	1,339,208
200,000	Vedanta Resources Ltd.	6.13%		08/09/2024	161,271
5,500,000	Volkswagen Group of America Finance LLC	0.88	% (a)	11/22/2023	5,524,906

Total Foreign Corporate Bonds (Cost $543,611,155)					548,741,826

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 0.9%
2,600,000	Abu Dhabi Government International Bond	0.75	% (a)	09/02/2023	2,611,648
3,000,000	Abu Dhabi Government International Bond	2.50	% (a)	04/16/2025	3,168,876
11,600,000	Brazilian Government International Bond	2.88%		06/06/2025	11,729,920
3,500,000	Colombia Government International Bond	2.63%		03/15/2023	3,608,448
1,759,000	Indonesia Government International Bond	3.75%		04/25/2022	1,817,197
500,000	Indonesia Government International Bond	2.95%		01/11/2023	518,607
2,130,000	Indonesia Government International Bond	3.38%		04/15/2023	2,239,631
300,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	320,957
300,000	Mexico Government International Bond	3.90%		04/27/2025	330,459
7,350,000	Panama Government International Bond	4.00%		09/22/2024	8,020,981
3,300,000	Panama Government International Bond	3.75%		03/16/2025	3,608,699
800,000	Perusahaan Penerbit	3.30%		11/21/2022	834,844
2,000,000	Perusahaan Penerbit	3.75%		03/01/2023	2,110,850
6,600,000	Perusahaan Penerbit	2.30%		06/23/2025	6,781,830
11,800,000	Peruvian Government International Bond	2.39%		01/23/2026	12,168,396
4,300,000	Qatar Government International Bond	2.38%		06/02/2021	4,316,228
1,600,000	Qatar Government International Bond	4.50%		01/20/2022	1,653,696
6,000,000	Saudi Government International Bond	2.38%		10/26/2021	6,066,600
4,500,000	Saudi Government International Bond	2.88%		03/04/2023	4,683,420
1,700,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	1,718,550

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $76,588,340)					78,309,837

Non-Agency Commercial Mortgage Backed Obligations - 11.0%
3,553,000	20 Times Square Trust, Series 2018-20TS-F	3.10	% (a)(b)	05/15/2035	3,422,601
3,392,000	20 Times Square Trust, Series 2018-20TS-G	3.10	% (a)(b)	05/15/2035	3,114,291
8,415,000	Alen Mortgage Trust, Series 2021-ACEN-D (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.21	% (a)	04/15/2034	8,451,869
2,000,000	Arbor Realty Ltd., Series 2019-FL1-B (1 Month LIBOR USD + 1.70%)	1.81	% (a)	05/15/2037	2,004,380
2,000,000	Arbor Realty Ltd., Series 2020-FL1-B (1 Month LIBOR USD + 1.80%, 1.80% Floor)	1.91	% (a)	02/15/2035	2,005,190
2,830,000	Arbor Realty Ltd., Series 2020-FL1-D (1 Month LIBOR USD + 2.45%, 2.45% Floor)	2.56	% (a)	02/15/2035	2,795,519
12,000,000	AREIT Trust, Series 2019-CRE3-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	09/14/2036	11,954,448
1,251,000	AREIT Trust, Series 2019-CRE3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.76	% (a)	09/14/2036	1,237,115
9,763,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.51	% (a)	06/15/2035	9,467,384
7,231,000	BAMLL Commercial Mortgage Securities Trust, Series 2019-AHT-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.61	% (a)	03/15/2034	7,163,667
4,952,000	Bancorp Commercial Mortgage Trust, Series 2018-CRE4-D (1 Month LIBOR USD + 2.10%, 0.25% Floor)	2.21	% (a)	09/15/2035	4,911,664
3,711,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.46	% (a)	03/15/2036	3,678,524
3,705,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE6-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	2.96	% (a)	09/15/2036	3,543,603
1,174,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31	% (a)	08/15/2036	1,173,411
1,338,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.81	% (a)	08/15/2036	1,336,920
17,543,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.61	% (a)	08/15/2036	15,934,177
4,779,000	BBCMS Mortgage Trust, Series 2018-BXH-C (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.61	% (a)	10/15/2037	4,746,454
10,250,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.55%, 3.55% Floor)	3.66	% (a)	07/15/2037	9,991,934
15,176,000	BBCMS Mortgage Trust, Series 2018-TALL-F (1 Month LIBOR USD + 3.24%, 3.24% Floor)	3.34	% (a)	03/15/2037	13,727,099
1,160,000	BBCMS Mortgage Trust, Series 2019-BWAY-D (1 Month LIBOR USD + 2.16%, 2.16% Floor)	2.27	% (a)	11/15/2034	1,145,925
11,001,000	BBCMS Mortgage Trust, Series 2019-BWAY-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	2.96	% (a)	11/15/2034	10,264,179
7,538,000	BB-UBS Trust, Series 2012-TFT-TE	3.56	% (a)(b)(e)	06/05/2030	6,210,941
2,000,000	BDS Ltd., Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.86	% (a)	08/15/2036	1,992,000
14,962,000	BFLD, Series 2019-DPLO-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	2.65	% (a)	10/15/2034	14,633,448
9,345,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	07/15/2035	9,320,409
165,041,500	BHMS Trust, Series 2018-ATLS-XCP	0.00	% (a)(b)(i)	07/15/2035	1,650
4,571,700	BHP Trust, Series 2019-BXHP-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	1.88	% (a)	08/15/2036	4,576,530
7,491,000	Braemar Hotels & Resorts Trust, Series 2018-PRME-E (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.51	% (a)	06/15/2035	7,177,086
2,608,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	1.43	% (a)	03/15/2037	2,611,700
12,515,000	BX Commercial Mortgage Trust, Series 2019-IMC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	04/15/2034	12,381,913
6,882,000	BX Commercial Mortgage Trust, Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.01	% (a)	04/15/2034	6,713,868
5,700,000	BX Commercial Mortgage Trust, Series 2021-MFM1-E (1 Month LIBOR USD + 2.25%, 2.25% Floor)	2.36	% (a)	01/15/2034	5,709,386
2,665,589	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26	% (a)	07/15/2034	2,674,846
1,680,598	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.16	% (a)	07/15/2034	1,684,785
4,119,100	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26	% (a)	07/15/2034	4,136,043
3,159,000	BX Trust, Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	2.08	% (a)	05/15/2035	3,158,387
3,434,000	BX Trust, Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	2.53	% (a)	05/15/2035	3,428,729
1,414,000	BX Trust, Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	3.03	% (a)	05/15/2035	1,404,993
14,384,020	BX Trust, Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	08/15/2036	14,165,344
9,594,000	BX Trust, Series 2019-OC11-E	4.08	% (a)(b)	12/09/2041	9,555,781
11,389,000	Carbon Capital Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	2.96	% (a)	10/15/2035	10,890,273
48,260,900	CD Commercial Mortgage Trust, Series 2017-CD3-XA	1.01	% (b)(i)	02/10/2050	2,220,083
66,032,713	CD Commercial Mortgage Trust, Series 2017-CD4-XA	1.29	% (b)(i)	05/10/2050	3,656,093
3,553,000	CF Trust, Series 2019-MF1-E (1 Month LIBOR USD + 2.20%, 3.20% Floor)	3.20	% (a)	08/21/2032	3,563,336
20,988,186	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	0.99	% (b)(i)	01/10/2048	858,104
21,602,405	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.65	% (b)(i)	05/10/2058	1,439,018
56,195,006	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.59	% (b)(i)	06/15/2050	3,781,980
16,201,000	CFCRE Commercial Mortgage Trust, Series 2017-C8-XB	0.95	% (b)(i)	06/15/2050	823,241
39,410,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-X	1.63	% (a)(b)(i)	02/15/2033	995,910
4,532,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.11	% (a)	11/15/2036	4,548,209
441,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	3.85	% (a)	11/15/2036	443,190
7,543,571	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	0.99	% (b)(i)	10/10/2047	217,603
641,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.42	% (a)(b)	02/10/2048	624,711
5,157,976	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.34	% (b)(i)	02/10/2048	216,497
1,750,000	Citigroup Commercial Mortgage Trust, Series 2015-GC31-C	4.05	% (b)	06/10/2048	1,823,334
18,386,959	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.22	% (b)(i)	02/10/2049	892,111
13,001,975	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.70	% (b)(i)	04/15/2049	802,159
13,358,375	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.95	% (b)(i)	07/10/2049	974,687
13,491,860	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.11	% (b)(i)	04/14/2050	675,033
4,865,000	Citigroup Commercial Mortgage Trust, Series 2019-SST2-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.71	% (a)	12/15/2036	4,872,933
7,736,000	Citigroup Commercial Mortgage Trust, Series 2019-SST2-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.11	% (a)	12/15/2036	7,750,283
2,000,000	CLNC Ltd., Series 2019-FL1-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	08/20/2035	1,996,960
19,958,000	CLNC Ltd., Series 2019-FL1-D (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.01	% (a)	08/20/2035	19,440,130
7,958,500	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.65	% (b)(i)	08/10/2046	111,960
24,179,239	Commercial Mortgage Pass-Through Certificates, Series 2013-CR12-XA	1.11	% (b)(i)	10/10/2046	581,431
2,371,970	Commercial Mortgage Pass-Through Certificates, Series 2014-CR17-XA	0.97	% (b)(i)	05/10/2047	56,255
233,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.71	% (b)	08/10/2047	245,852
1,876,000	Commercial Mortgage Pass-Through Certificates, Series 2014-FL5-D (1 Month LIBOR USD + 4.00%, 4.00% Floor)	1.50	% (a)	10/15/2031	1,756,539
18,171,479	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	0.89	% (b)(i)	03/10/2048	475,013
33,660,126	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-XA	0.83	% (b)(i)	08/10/2048	1,037,119
36,492,669	Commercial Mortgage Pass-Through Certificates, Series 2015-CR27-XA	0.92	% (b)(i)	10/10/2048	1,297,285
5,373,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.31	% (b)	02/10/2048	5,262,118
10,088,549	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.02	% (b)(i)	02/10/2048	287,460
46,896,567	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-XA	0.69	% (b)(i)	07/10/2048	1,145,360
1,470,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.62	% (b)	10/10/2048	1,582,621
1,769,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.64	% (b)	02/10/2049	1,906,122
16,691,519	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	0.96	% (b)(i)	02/10/2049	629,370
11,396,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.18% Floor)	2.28	% (a)	09/15/2033	11,204,739
944,000	Commercial Mortgage Pass-Through Certificates, Series 2021-LBA-G (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.80	% (a)	03/15/2038	947,244
12,389	Credit Suisse Commercial Mortgage Trust, Series 2007-C1-AM	5.42%		02/15/2040	13,018
9,873,828	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.54	% (a)(b)(i)	09/15/2037	211,464
26,822,601	CSAIL Commercial Mortgage Trust, Series 2015-C1-XA	0.83	% (b)(i)	04/15/2050	700,317
3,329,892	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	1.92	% (b)(i)	01/15/2049	236,873
1,538,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-C	3.61	% (b)	03/15/2053	1,560,217
126,742,000	CSAIL Commercial Mortgage Trust, Series 2021-C20-XA	1.17	% (b)(i)	03/15/2054	10,495,125
6,499,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	3.41	% (a)	07/15/2032	5,969,570
2,979,000	CSMC Trust, Series 2020-FACT-C (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.71	% (a)	10/15/2037	3,015,467
8,697,000	CSMC Trust, Series 2020-FACT-D (1 Month LIBOR USD + 3.71%, 3.71% Floor)	3.82	% (a)	10/15/2037	8,835,528
6,295,000	CSMC Trust, Series 2020-NET-D	3.70	% (a)(b)	08/15/2037	6,432,287
3,750,000	DBCG Mortgage Trust, Series 2017-BBG-C (1 Month LIBOR USD + 1.00%, 1.10% Floor)	1.11	% (a)	06/15/2034	3,731,239
9,876,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.45%, 2.45% Floor)	2.56	% (a)	06/15/2033	9,421,961
17,615,734	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.43	% (b)(i)	05/10/2049	997,438
2,000,000	Exantas Capital Corporation Ltd., Series 2020-RSO8-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.86	% (a)	03/15/2035	2,008,154
13,253,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-F	3.96	% (a)(b)	12/10/2036	13,392,294
14,992,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	3.96	% (a)(b)	12/10/2036	14,927,890
3,348,616	FREMF Mortgage Trust, Series 2015-KF08-B (1 Month LIBOR USD + 4.85%, 4.85% Floor)	4.97	% (a)	02/25/2022	3,352,367
2,663,200	FREMF Mortgage Trust, Series 2016-KF18-B (1 Month LIBOR USD + 5.50%, 5.50% Floor)	5.62	% (a)	05/25/2026	2,666,962
3,185,210	FREMF Mortgage Trust, Series 2016-KF20-B (1 Month LIBOR USD + 5.05%)	5.17%		07/25/2023	3,257,385
640,681	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	5.17	% (a)	07/25/2023	650,186
2,149,440	FREMF Mortgage Trust, Series 2017-KF27-B (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.47	% (a)	12/25/2026	2,147,443
5,907,608	FREMF Mortgage Trust, Series 2017-KF28-B (1 Month LIBOR USD + 4.00%, 4.00% Floor)	4.12	% (a)	01/25/2024	5,916,119
2,481,119	FREMF Mortgage Trust, Series 2017-KF30-B (1 Month LIBOR USD + 3.25%, 3.25% Floor)	3.37	% (a)	03/25/2027	2,479,966
6,210,069	FREMF Mortgage Trust, Series 2017-KSW2-B (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.77	% (a)	05/25/2027	6,287,557
9,365,000	FREMF Mortgage Trust, Series 2018-KC02-C	0.00	% (a)(j)	08/25/2025	6,917,115
2,453,978	FREMF Mortgage Trust, Series 2018-KF49-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.02	% (a)	06/25/2025	2,416,062
3,492,117	FREMF Mortgage Trust, Series 2019-KF69-B (1 Month LIBOR USD + 2.30%, 2.30% Floor)	2.42	% (a)	08/25/2029	3,513,420
4,250,000	GPMT Ltd., Series 2018-FL1-C (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.26	% (a)	11/19/2035	4,246,579
13,636,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.24	% (a)	12/15/2036	13,078,746
2,000,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.71	% (a)	09/15/2037	1,997,000
7,810,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.11	% (a)	09/15/2037	7,809,563
3,903,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.51	% (a)	09/15/2037	3,838,600
12,469,000	GS Mortgage Securities Corporation Trust, Series 2012-ALOH-A	3.55	% (a)	04/10/2034	12,652,888
3,840,292	GS Mortgage Securities Corporation, Series 2014-GC24-XA	0.73	% (b)(i)	09/10/2047	79,172
32,535,522	GS Mortgage Securities Corporation, Series 2015-GC32-XA	0.74	% (b)(i)	07/10/2048	873,722
1,518,000	GS Mortgage Securities Corporation, Series 2018-LUAU-E (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.66	% (a)	11/15/2032	1,507,086
5,000,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.21	% (a)	07/15/2031	4,803,806
5,000,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.91	% (a)	07/15/2031	4,703,720
5,000,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.93% Floor)	4.03	% (a)	07/15/2031	4,368,289
13,059,000	GS Mortgage Securities Corporation, Series 2019-SOHO-E (1 Month LIBOR USD + 1.87%, 1.88% Floor)	1.98	% (a)	06/15/2036	12,441,295
8,000,000	GS Mortgage Securities Corporation, Series 2019-SOHO-F (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.31	% (a)	06/15/2036	7,086,742
1,802,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.51	% (a)(b)	11/10/2047	1,253,543
8,772,783	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.76	% (b)(i)	11/10/2048	266,943
14,871,952	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.75	% (b)(i)	05/10/2049	1,073,435
26,199,142	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.22	% (b)(i)	10/10/2049	1,401,953
887,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	4.58	% (a)(b)	03/10/2033	962,127
1,760,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	4.58	% (a)(b)	03/10/2033	1,847,562
2,391,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	4.58	% (a)(b)	03/10/2033	2,429,631
2,314,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	4.58	% (a)(b)	03/10/2033	2,280,481
2,893,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	4.58	% (a)(b)	03/10/2033	2,782,151
12,284,000	GS Mortgage Securities Trust, Series 2019-SMP-E (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.71	% (a)	08/15/2032	11,414,164
6,838,000	GS Mortgage Securities Trust, Series 2019-SMP-F (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.21	% (a)	08/15/2032	6,042,217
14,505,000	GSCG Trust, Series 2019-600C-E	3.99	% (a)(b)	09/06/2034	14,311,969
15,347,000	Hawaii Hotel Trust, Series 2019-MAUI-G (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26	% (a)	05/15/2038	15,004,165
1,056,782	HPLY Trust, Series 2019-HIT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.11	% (a)	11/15/2036	1,052,787
1,930,518	HPLY Trust, Series 2019-HIT-E (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.46	% (a)	11/15/2036	1,918,373
10,531,207	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26	% (a)	11/15/2036	10,107,905
8,000,000	Hunt Ltd., Series 2017-FL1-C (1 Month LIBOR USD + 2.40%)	2.51	% (a)	08/15/2034	8,039,424
4,916,390	IMT Trust, Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.26	% (a)	06/15/2034	4,885,446
275,643	IMT Trust, Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%, 2.85% Floor)	2.96	% (a)	06/15/2034	273,269
6,339,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-C20-B	4.40	% (b)	07/15/2047	6,849,909
16,992,885	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	0.92	% (b)(i)	01/15/2049	597,833
291,022	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	06/15/2032	290,384
4,932,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.71	% (a)	06/15/2032	4,943,190
690,400	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.21	% (a)	06/15/2032	692,273
1,826,400	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.11	% (a)	06/15/2035	1,833,751
928,053	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9-AMS	5.34%		05/15/2047	751,723
35,785,316	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4-XA	0.68	% (b)(i)	12/15/2049	881,825
3,776,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.01	% (a)(b)	10/05/2031	3,659,537
336,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-CFX	4.95	% (a)	07/05/2033	354,797
5,245,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54	% (a)	07/05/2033	5,408,775
4,216,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-C	4.34	% (a)	05/05/2032	4,284,131
4,314,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-D	4.45	% (a)(b)	05/05/2032	4,396,743
5,040,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-E	4.45	% (a)(b)	05/05/2032	4,982,065
5,287,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-F	4.45	% (a)(b)	05/05/2032	5,081,500
5,775,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.45	% (a)(b)	05/05/2032	5,249,741
11,575,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97	% (a)	01/16/2037	11,590,177
5,142,831	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.81	% (b)(i)	02/15/2047	98,757
500,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.47	% (b)	09/15/2047	517,407
4,240,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-D	3.97	% (a)(b)	09/15/2047	4,243,324
18,029,042	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.84	% (b)(i)	11/15/2047	466,296
1,303,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.38	% (b)	01/15/2048	1,357,491
5,287,890	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.85	% (a)(b)	02/15/2048	4,742,696
18,529,166	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.65	% (b)(i)	05/15/2048	426,949
25,757,633	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.51	% (b)(i)	07/15/2048	483,556
11,177,443	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.83	% (b)(i)	08/15/2048	346,640
17,972,271	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.21	% (b)(i)	11/15/2048	567,812
580,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.61	% (b)	12/15/2048	612,751
9,040,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-MFP-E (1 Month LIBOR USD + 2.16%, 2.16% Floor)	2.27	% (a)	07/15/2036	8,949,562
1,712,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-MFP-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.11	% (a)	07/15/2036	1,686,057
10,895,525	KKR Industrial Portfolio Trust, Series 2020-AIP E	2.73	% (a)(d)	03/15/2037	10,963,661
10,000,000	LCCM, Series 2017-LC26-C	4.71	% (a)	07/12/2050	9,816,536
1,000,000	LoanCore Issuer Ltd., Series 2018-CRE1-C (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.66	% (a)	05/15/2028	999,392
1,000,000	LoanCore Issuer Ltd., Series 2018-CRE1-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	3.06	% (a)	05/15/2028	1,003,169
2,000,000	LoanCore Issuer Ltd., Series 2019-CRE2-B (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.81	% (a)	05/15/2036	2,003,750
8,818,284	LSTAR Commercial Mortgage Trust, Series 2016-4-XA	1.77	% (a)(b)(i)	03/10/2049	415,917
80,508,448	LSTAR Commercial Mortgage Trust, Series 2017-5-X	0.99	% (a)(b)(i)	03/10/2050	2,366,715
2,512,000	Marathon CRE, Series 2018-FL1-C (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.71	% (a)	06/15/2028	2,488,199
15,958,000	MBRT, Series 2019-MBR-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.66	% (a)	11/15/2036	15,788,614
11,933,000	MFT Trust, Series 2020-ABC-D	3.48	% (a)(b)	02/10/2042	11,087,804
3,575,000	MKT Mortgage Trust, Series 2020-525M-F	2.94	% (a)(b)	02/12/2040	3,177,109
10,600,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.16	% (a)(b)	10/15/2030	8,896,287
3,435,853	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.59	% (b)(i)	10/15/2046	41,067
14,673,370	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.33	% (b)(i)	02/15/2046	277,126
4,198,385	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14-XA	1.00	% (b)(i)	02/15/2047	94,363
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.52	% (b)	10/15/2047	531,623
120,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.46	% (b)	02/15/2048	128,095
18,464,546	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.20	% (b)(i)	01/15/2049	785,916
5,250,000	Morgan Stanley Capital Trust, Series 2007-T27-C	6.02	% (a)(b)	06/11/2042	5,366,373
2,330,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.31	% (a)	11/15/2034	2,311,202
8,494,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26	% (a)	11/15/2034	8,303,726
1,683,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.46	% (a)	11/15/2034	1,570,224
2,935,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	1.76	% (a)	07/15/2035	2,924,505
4,380,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.66	% (a)	07/15/2035	4,343,121
2,935,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.16	% (a)	07/15/2035	2,864,774
711,000	Morgan Stanley Capital Trust, Series 2019-NUGS-F (1 Month LIBOR USD + 2.84%, 4.34% Floor)	4.34	% (a)	12/15/2036	667,691
13,327,000	Morgan Stanley Capital Trust, Series 2019-PLND-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.26	% (a)	05/15/2036	11,933,631
1,331,000	Morgan Stanley Capital Trust, Series 2019-PLND-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.91	% (a)	05/15/2036	1,148,626
4,342,683	Motel 6 Trust, Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.26	% (a)	08/15/2034	4,354,013
5,336,278	Motel 6 Trust, Series 2017-MTL6-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.36	% (a)	08/15/2034	5,366,865
9,940,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.31	% (a)	06/15/2035	8,825,763
8,191,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ1	3.50	% (a)(b)	01/15/2037	8,522,013
4,742,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ2	3.50	% (a)(b)	01/15/2037	4,849,747
4,426,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ3	3.50	% (a)(b)	01/15/2037	4,427,669
4,665,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK1	3.25	% (a)(b)	12/15/2036	4,632,669
4,414,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK2	3.25	% (a)(b)	12/15/2036	4,343,983
2,623,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK3	3.25	% (a)(b)	12/15/2036	2,538,927
12,315,000	New York Mortgage Trust, Series 2019-NYT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.11	% (a)	12/15/2035	12,173,332
11,000,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	02/15/2036	11,013,156
12,692,899	One Market Plaza Trust, Series 2017-1MKT-E	4.14	% (a)	02/10/2032	12,901,357
139,919	Rosslyn Portfolio Trust, Series 2017-ROSS-B (1 Month LIBOR USD + 1.25%, 2.24% Floor)	2.24	% (a)	06/15/2033	140,796
33,352,687	SLIDE, Series 2018-FUN-XCP	0.00	% (a)(b)(i)	06/15/2021	334
459,000	STWD Ltd., Series 2019-FL1-C (1 Month LIBOR USD + 1.95%, 1.95% Floor)	2.06	% (a)	07/15/2038	456,017
14,307,000	STWD Ltd., Series 2019-FL1-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.46	% (a)	07/15/2038	14,070,935
8,426,455	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.33%, 3.18% Floor)	3.43	% (a)	11/11/2034	8,175,599
2,034,000	UBS Commercial Mortgage Trust, Series 2017-C1-XB	0.92	% (b)(i)	06/15/2050	109,102
1,500,000	UBS Commercial Mortgage Trust, Series 2017-C4-C	4.45	% (b)	10/15/2050	1,493,555
79,425,614	UBS Commercial Mortgage Trust, Series 2018-C13-XA	0.76	% (b)(i)	10/15/2051	3,450,821
6,009,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.70	% (b)	02/15/2051	6,580,518
1,067,000	UBS Commercial Mortgage Trust, Series 2018-C9-C	4.88	% (b)	03/15/2051	1,154,489
187,000	UBS Commercial Mortgage Trust, Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	4.94	% (a)	02/15/2032	164,285
5,893,630	VMC Finance LLC, Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.76	% (a)	09/15/2036	5,864,209
572,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16-D	3.94	% (a)	08/15/2050	150,152
540,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	574,838
11,448,033	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	0.89	% (b)(i)	02/15/2048	314,037
52,058,353	Wells Fargo Commercial Mortgage Trust, Series 2015-C30-XA	0.89	% (b)(i)	09/15/2058	1,750,150
25,680,985	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.66	% (b)(i)	07/15/2058	617,070
954,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.72	% (b)	01/15/2059	1,002,052
4,381,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-D	3.12	% (a)	03/15/2059	4,136,811
11,685,113	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-XA	1.62	% (b)(i)	03/15/2059	756,458
28,245,127	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.61	% (b)(i)	11/15/2049	1,531,685
74,045,879	Wells Fargo Commercial Mortgage Trust, Series 2017-C38-XA	1.02	% (b)(i)	07/15/2050	3,600,688
4,020,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C48-C	5.12	% (b)	01/15/2052	4,435,630
71,439,469	Wells Fargo Commercial Mortgage Trust, Series 2020-C57-XA	2.10	% (b)(i)	08/15/2053	10,803,884
300,000	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.61	% (a)	02/15/2040	303,205
3,136,223	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.01	% (b)(i)	03/15/2047	66,643
7,619,595	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.03	% (b)(i)	08/15/2047	204,243

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,025,915,848)					978,533,304

Non-Agency Residential Collateralized Mortgage Obligations - 10.9%
7,961,192	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2B (1 Month LIBOR USD + 0.12%, 0.12% Floor)	0.23%		11/25/2036	4,272,213
17,056,226	Ajax Mortgage Loan Trust, Series 2019-C-A	3.95	% (a)(b)	10/25/2058	17,097,512
5,964,443	Alternative Loan Trust, Series 2005-49CB-A6	5.50%		11/25/2035	5,322,284
9,254,536	Alternative Loan Trust, Series 2005-62-1A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor)	0.71%		12/25/2035	8,160,443
2,738,854	Alternative Loan Trust, Series 2006-34-A6	6.25%		11/25/2046	2,094,553
7,240,137	Alternative Loan Trust, Series 2006-36T2-1A3	5.75%		12/25/2036	4,697,680
8,600,741	Alternative Loan Trust, Series 2007-12T1-A5	6.00%		06/25/2037	6,167,941
5,584,811	Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	4,435,596
2,572,288	American Home Mortgage Investment Trust, Series 2004-2-M1 (1 Month LIBOR USD + 0.90%, 0.90% Floor, 11.00% Cap)	1.01%		02/25/2044	2,463,152
1,304,535	Angel Oak Mortgage Trust LLC, Series 2020-6-A3	1.78	% (a)(b)	05/25/2065	1,315,722
7,574,942	Angel Oak Mortgage Trust, Series 2020-2-A1A	2.53	% (a)(b)	01/26/2065	7,733,075
8,830,245	Angel Oak Mortgage Trust, Series 2020-4-A1	1.47	% (a)(b)	06/25/2065	8,870,399
2,810,706	Arroyo Mortgage Trust, Series 2019-1-A1	3.81	% (a)(b)	01/25/2049	2,884,343
1,758,217	Arroyo Mortgage Trust, Series 2019-2-A2	3.50	% (a)(b)	04/25/2049	1,795,244
12,480,046	Arroyo Mortgage Trust, Series 2019-3-A3	3.42	% (a)(b)	10/25/2048	12,729,658
1,580,882	Banc of America Funding Corporation, Series 2006-7-T2A1	5.88	% (b)	10/25/2036	1,560,113
3,032,189	Banc of America Funding Corporation, Series 2015-R2-9A2	0.40	% (a)	03/27/2036	2,990,057
1,686,783	Banc of America Mortgage Securities Trust, Series 2005-I-2A5	3.02	% (b)	10/25/2035	1,728,158
4,328,678	Banc of America Mortgage Securities Trust, Series 2007-3-1A1	6.00%		09/25/2037	4,323,807
10,308,027	Bayview Opportunity Master Fund Trust, Series 2019-SBR2-A1	3.43	% (a)(c)	06/28/2034	10,512,044
2,139,550	Bayview Opportunity Master Fund Trust, Series 2020-RN1-A1	3.23	% (a)(c)	02/28/2035	2,133,769
1,753,069	BCAP LLC Trust, Series 2012-RR1-3A4	5.50	% (a)(b)	10/26/2035	1,531,789
1,064,157	Bellemeade Ltd., Series 2018-3A-M1B (1 Month LIBOR USD + 1.85%, 1.85% Floor)	1.96	% (a)	10/25/2028	1,070,619
2,105,811	BRAVO Residential Funding Trust, Series 2019-NQM1-A2	2.89	% (a)(b)	07/25/2059	2,139,908
11,994,701	CHL Mortgage Pass-Through Trust, Series 2006-20-1A18 (1 Month LIBOR USD + 0.65%, 0.65% Floor, 6.00%Cap)	0.76%		02/25/2037	5,869,044
24,203,232	Citigroup Mortgage Loan Trust, Series 2018-A-A1	4.00	% (a)(b)	01/25/2068	24,308,932
4,202,990	Citigroup Mortgage Loan Trust, Series 2019-B-A1	3.26	% (a)(b)	04/25/2066	4,245,129
8,843,555	Citigroup Mortgage Loan Trust, Series 2019-C-A1	3.23	% (a)(c)	09/25/2059	8,904,938
30,010,899	Citigroup Mortgage Loan Trust, Series 2019-E-A1	3.23	% (a)(c)	11/25/2070	30,188,474
10,262,014	Citigroup Mortgage Loan Trust, Series 2020-EXP1-A1A	1.80	% (a)(b)	05/25/2060	10,351,820
971,251	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	961,806
941,684	COLT Mortgage Loan Trust, Series 2020-3-A3	2.38	% (a)(b)	04/27/2065	953,330
10,451,055	COLT Mortgage Loan Trust, Series 2021-1R-A1	0.86	% (a)(b)	05/25/2065	10,433,671
446,289	Countrywide Alternative Loan Trust, Series 2005-23CB-A15	5.50%		07/25/2035	428,998
1,571,015	Countrywide Alternative Loan Trust, Series 2005-28CB-1A6	5.50%		08/25/2035	1,565,608
1,811,968	Countrywide Alternative Loan Trust, Series 2006-J6-A5	6.00%		09/25/2036	1,361,047
381,481	Countrywide Alternative Loan Trust, Series 2007-15CB-A7	6.00%		07/25/2037	320,823
13,250,650	Countrywide Alternative Loan Trust, Series 2007-9T1-1A6	6.00%		05/25/2037	8,762,484
1,036,919	Countrywide Home Loans, Series 2005-10-A2	5.50%		05/25/2035	996,724
664,091	Countrywide Home Loans, Series 2007-14-A15	6.50%		09/25/2037	528,361
2,452	Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-8-6A1	4.50%		04/25/2021	2,218
1,963,893	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-2A1	6.00%		12/25/2035	1,886,314
60,162	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-8A5	6.00%		12/25/2035	58,126
725,778	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-9-5A9	5.50%		10/25/2035	580,985
912,029	Credit Suisse Mortgage Capital Certificates, Series 2011-12R-3A5	2.53	% (a)(b)	07/27/2036	882,697
192,806	Credit Suisse Mortgage Capital Certificates, Series 2011-5R-6A9	3.20	% (a)(b)	11/27/2037	194,350
19,300,048	Credit Suisse Mortgage Capital Certificates, Series 2019-RPL4-A1	3.48	% (a)(b)	08/26/2058	19,323,865
13,533,999	Credit Suisse Mortgage Capital Certificates, Series 2020-BPL1-A1	3.39	% (a)(c)	02/25/2024	13,591,302
2,521,644	CSMC Trust, Series 2019-JR1-A1	4.10	% (a)(b)	09/27/2066	2,558,056
58,593,112	CSMC Trust, Series 2019-RP10-A1	3.05	% (a)(b)	12/26/2059	58,998,624
16,716,629	CSMC Trust, Series 2019-RPL2-A1	3.85	% (a)(b)	11/25/2058	17,114,407
22,681,591	CSMC Trust, Series 2019-RPL9-A1	3.01	% (a)(b)	10/27/2059	22,898,658
7,264,575	CSMC Trust, Series 2020-BPL2-A1	3.45	% (a)	03/25/2026	7,261,922
9,787,833	CSMC Trust, Series 2020-RPL2-A12	3.46	% (a)(b)	02/25/2060	9,912,670
7,510,686	CSMC Trust, Series 2020-RPL3-A1	2.69	% (a)(b)	03/25/2060	7,608,272
15,163,196	CSMC Trust, Series 2020-SPT1-A1	1.62	% (a)(c)	04/25/2065	15,269,650
313,932	Deephaven Residential Mortgage Trust, Series 2017-1A-A1	2.73	% (a)(b)	12/26/2046	314,225
499,229	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-1A2	6.49	% (a)(b)	07/27/2037	460,862
597,456	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01	% (b)	10/25/2036	587,415
2,352,415	GCAT LLC, Series 2020-2-A1	3.72	% (a)(c)	06/25/2025	2,359,560
12,556,698	GCAT LLC, Series 2020-3-A1	2.98	% (a)(c)	09/25/2025	12,703,696
24,496,807	GCAT LLC, Series 2020-4-A1	2.61	% (a)(c)	12/25/2025	24,642,279
12,071,004	GCAT LLC, Series 2020-NQM2-A1	1.56	% (a)(c)	04/25/2065	12,170,618
3,930,846	GS Mortgage-Backed Securities Trust, Series 2019-SL1-A1	2.63	% (a)(b)	01/25/2059	3,994,384
439,344	GSR Mortgage Loan Trust, Series 2006-2F-3A4	6.00%		02/25/2036	306,193
3,166,138	HarborView Mortgage Loan Trust, Series 2006-1-2A1A (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.59%		03/19/2036	3,146,788
1,054,044	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	0.38%		02/25/2037	989,822
1,163,156	IndyMac Mortgage Loan Trust, Series 2006-AR5-2A1	3.39	% (b)	05/25/2036	1,182,278
6,400,026	JP Morgan Alternative Loan Trust, Series 2007-S1-A2 (1 Month LIBOR USD + 0.34%, 0.34% Floor, 11.50% Cap)	0.45%		04/25/2047	6,257,741
13,595,697	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC2-A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.61%		07/25/2036	8,217,458
17,671,075	Legacy Mortgage Asset Trust, Series 2019-GS3-A1	3.75	% (a)(c)	04/25/2059	17,844,096
11,878,665	Legacy Mortgage Asset Trust, Series 2019-GS4-A1	3.44	% (a)(c)	05/25/2059	11,936,990
1,069,630	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20	% (a)(c)	05/25/2059	1,080,517
4,735,344	Legacy Mortgage Asset Trust, Series 2019-GS6-A1	3.00	% (a)(c)	06/25/2059	4,768,050
23,728,557	Legacy Mortgage Asset Trust, Series 2020-GS3-A1	3.25	% (a)(c)	05/25/2060	23,996,851
8,870,997	Legacy Mortgage Asset Trust, Series 2020-GS4-A1	3.25	% (a)(c)	02/25/2060	8,980,640
5,898,990	Legacy Mortgage Asset Trust, Series 2020-SL1-A	2.73	% (a)(c)	01/25/2060	5,947,593
239,764	Lehman Mortgage Trust, Series 2006-1-1A3	5.50%		02/25/2036	191,777
10,000,000	LHOME Mortgage Trust, Series 2021-RTL1-A1	2.09	% (a)(b)	09/25/2026	10,075,940
19,144,673	Long Beach Mortgage Loan Trust, Series 2006-11-2A2 (1 Month LIBOR USD + 0.10%, 0.10% Floor)	0.21%		12/25/2036	9,835,444
10,716,336	Long Beach Mortgage Loan Trust, Series 2006-2-2A3 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	0.49%		03/25/2046	5,023,496
97,094	MASTR Adjustable Rate Mortgages Trust, Series 2006-2-2A1	2.62	% (b)	04/25/2036	74,949
394,893	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A6	6.00%		03/25/2037	232,154
1,363,881	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1-AF2C	6.25%		08/25/2036	848,383
39,577,859	Merrill Lynch Mortgage Investors Trust, Series 2006-RM2-A1A (1 Month LIBOR USD + 0.37%, 0.37% Floor)	0.48%		05/25/2037	16,313,606
5,006,945	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A2A (1 Month LIBOR USD + 0.12%, 0.12% Floor)	0.23%		02/25/2037	2,058,152
7,742,220	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A2B (1 Month LIBOR USD + 0.21%, 0.21% Floor)	0.32%		02/25/2037	3,253,095
275,078	Morgan Stanley Mortgage Loan Trust, Series 2006-2-7A1	5.52	% (b)	02/25/2036	218,115
886,056	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1-A1	2.69	% (a)(b)	10/25/2060	892,327
18,841,154	New Residential Mortgage Loan Trust, Series 2020-RPL2-A1	3.58	% (a)(b)	08/25/2025	19,227,797
25,463,796	NYMT Loan Trust, Series 2020-SP2-A1	2.94	% (a)(b)	10/25/2060	25,587,336
1,241,118	OBX Trust, Series 2020-EXP2-A3	2.50	% (a)(b)	05/25/2060	1,262,453
7,986,110	Pretium Mortgage Credit Partners LLC, Series 2020-NPL2-A1	3.72	% (a)(c)	02/27/2060	8,063,434
13,799,417	Pretium Mortgage Credit Partners LLC, Series 2020-NPL3-A1	3.10	% (a)(c)	06/27/2060	13,947,891
4,583,000	Pretium Mortgage Credit Partners LLC, Series 2021-NPL1-A1	2.24	% (a)(c)	09/27/2060	4,619,788
4,938,729	PRPM LLC, Series 2019-GS1-A1	3.50	% (a)(b)	10/25/2024	4,984,577
11,180,328	PRPM LLC, Series 2020-1A-A1	2.98	% (a)(c)	02/25/2025	11,216,745
8,887,041	PRPM LLC, Series 2020-3-A1	2.86	% (a)(c)	09/25/2025	8,959,396
29,780,000	PRPM LLC, Series 2021-2-A1	2.12	% (a)(b)	03/25/2024	30,017,674
1,837,421	Radnor Ltd., Series 2019-2-M1A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31	% (a)	06/25/2029	1,837,165
2,119,692	RALI Trust, Series 2007-QS4-3A4	6.00%		03/25/2037	2,034,194
2,639,536	RALI Trust, Series 2007-QS4-3A9	6.00%		03/25/2037	2,532,844
1,712,413	RALI Trust, Series 2007-QS8-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.71%		06/25/2037	1,282,517
944,861	RBSSP Resecuritization Trust , Series 2009-2-3A2 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.62	% (a)	04/26/2035	833,449
784,603	Residential Accredit Loans, Inc., Series 2006-QS12-2A3	6.00%		09/25/2036	770,186
1,062,653	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	1,036,613
761,971	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	474,591
6,148,594	Residential Mortgage Loan Trust, Series 2007-S1-A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00%Cap)	0.71%		01/25/2037	4,885,223
6,727,099	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM3-A1 (1 Month LIBOR USD + 0.05%, 0.05% Floor)	0.16%		10/25/2036	3,094,552
2,990,177	Soundview Home Loan Trust, Series 2007-OPT3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.29%		08/25/2037	2,921,675
18,010,343	Specialty Underwriting & Residential Finance Trust, Series 2006-BC4-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.40%		09/25/2037	16,975,166
2,325,988	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.14	% (b)	12/25/2035	2,255,731
40,000,000	Toorak Mortgage Corporation Ltd., Series 2020-1-A1	2.73	% (a)(c)	03/25/2023	40,542,320
10,552,040	VCAT LLC, Series 2020-NPL1-A1	3.67	% (a)(c)	08/25/2050	10,668,501
26,178,283	VCAT LLC, Series 2021-NPL1-A1	2.29	% (a)(c)	12/26/2050	26,249,022
7,210,562	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05	% (a)(b)	10/26/2048	7,552,252
4,573,972	Velocity Commercial Capital Loan Trust, Series 2020-1-M2	2.98	% (a)(b)	02/25/2050	4,624,060
19,685,200	Vericrest Opportunity Loan Trust, Series 2020-NPL2-A1A	2.98	% (a)(c)	02/25/2050	19,771,795
8,248,033	Verus Securitization Trust, Series 2020-4-A1	1.50	% (a)(c)	05/25/2065	8,325,562
907,357	Verus Securitization Trust, Series 2020-4-A3	2.32	% (a)(c)	05/25/2065	923,670
1,500,000	Verus Securitization Trust, Series 2020-INV1-A2	3.04	% (a)(b)	03/25/2060	1,555,541
11,861,728	Verus Securitization Trust, Series 2020-NPL1-A1	3.60	% (a)(c)	08/25/2050	11,919,891
9,264,606	Verus Securitization Trust, Series 2021-R1-A3	1.26	% (a)(b)	10/25/2063	9,274,042
13,515,874	VOLT LLC, Series 2021-NPL1-A1	1.89	% (a)(c)	02/27/2051	13,527,430
5,566,807	VOLT LLC, Series 2021-NPL5-A1	2.12	% (a)(c)	03/27/2051	5,566,251
4,549,000	VOLT LLC, Series 2021-NPL6-A1	2.24	% (a)(c)	04/25/2051	4,551,762
5,228,815	WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR4-A5	3.27	% (b)	04/25/2035	5,283,279
1,668,668	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-8-2CB3 (1 Month LIBOR USD + 0.41%, 0.41% Floor, 5.50% Cap)	0.52%		10/25/2035	1,545,491
109,219	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-1A5	6.00%		07/25/2036	100,957
4,266,768	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-2A1	3.07	% (b)	09/25/2036	4,090,541
860,052	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	854,819
3,839,606	Wells Fargo Mortgage Backed Securities Trust, Series 2007-15-A1	6.00%		11/25/2037	3,794,090
13,248,124	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR6-A2	3.00	% (b)	10/25/2037	13,017,770

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $966,167,399)					969,818,921

US Corporate Bonds - 4.4%
8,270,000	AbbVie, Inc.	2.30%		11/21/2022	8,511,846
5,934,000	American Express Company (3 Month LIBOR USD + 0.65%)	0.84%		02/27/2023	5,982,887
5,595,000	American Tower Corporation	2.40%		03/15/2025	5,841,379
270,000	Amgen, Inc.	2.70%		05/01/2022	274,728
3,875,000	Amgen, Inc.	2.65%		05/11/2022	3,965,869
3,705,000	Amgen, Inc.	3.63%		05/15/2022	3,795,445
3,330,000	Anthem, Inc.	3.30%		01/15/2023	3,496,220
4,530,000	Anthem, Inc.	3.50%		08/15/2024	4,900,307
5,495,000	AT&T, Inc.	4.45%		04/01/2024	6,030,356
2,450,000	Atmos Energy Corporation	0.63%		03/09/2023	2,451,084
11,565,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	0.98%		03/05/2024	11,680,983
5,670,000	BB&T Corporation	2.20%		03/16/2023	5,860,568
5,270,000	Boeing Company	4.51%		05/01/2023	5,642,546
1,887,000	Capital One Financial Corporation	3.20%		01/30/2023	1,976,471
3,775,000	Capital One Financial Corporation	3.90%		01/29/2024	4,083,582
10,310,000	Cardinal Health, Inc.	2.62%		06/15/2022	10,556,018
5,061,000	Carrier Global Corporation	2.24%		02/15/2025	5,243,252
2,035,000	Cigna Corporation	0.61%		03/15/2024	2,027,262
5,355,000	Cintas Corporation	2.90%		04/01/2022	5,480,098
3,965,000	Citigroup, Inc.	2.75%		04/25/2022	4,059,702
5,982,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	1.21%		06/01/2024	6,060,714
1,845,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.87%)	2.31%		11/04/2022	1,864,850
4,635,000	Conagra Brands, Inc.	4.30%		05/01/2024	5,113,213
4,835,000	Dell International LLC	5.45	% (a)	06/15/2023	5,286,016
3,060,000	Dollar Tree, Inc.	4.00%		05/15/2025	3,379,810
1,525,000	Dollar Tree, Inc.	3.70%		05/15/2023	1,619,575
590,000	DTE Energy Company	2.25%		11/01/2022	605,295
2,375,000	DTE Energy Company	2.53%		10/01/2024	2,490,776
2,920,000	DTE Energy Company	1.05%		06/01/2025	2,884,260
4,555,000	DuPont de Nemours, Inc.	4.49%		11/15/2025	5,150,997
5,250,000	eBay, Inc.	2.75%		01/30/2023	5,468,781
6,115,000	Entergy Corporation	0.90%		09/15/2025	5,976,554
5,075,000	Equinix, Inc.	1.25%		07/15/2025	5,035,629
5,245,000	Exxon Mobil Corporation	1.57%		04/15/2023	5,375,704
5,064,000	GE Capital International Funding Company Unlimited Company	3.37%		11/15/2025	5,494,407
1,930,000	General Mills, Inc.	3.20%		04/16/2021	1,931,686
4,195,000	General Mills, Inc.	3.15%		12/15/2021	4,248,721
4,573,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	5,242,025
5,345,000	Global Payments, Inc.	1.20%		03/01/2026	5,265,486
5,005,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	5,424,471
4,805,000	HCA, Inc.	5.00%		03/15/2024	5,348,523
5,250,000	Hyundai Capital America	2.85	% (a)	11/01/2022	5,416,866
3,210,000	JPMorgan Chase & Company	3.90%		07/15/2025	3,545,481
1,850,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	1,900,485
5,420,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	5,422,753
4,790,000	Kinder Morgan Energy Partners LP	3.95%		09/01/2022	4,984,212
5,580,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	6,099,070
5,085,000	McDonald’s Corporation	2.63%		01/15/2022	5,177,342
5,225,000	Microchip Technology, Inc.	0.97	% (a)	02/15/2024	5,218,222
5,175,000	Micron Technology, Inc.	2.50%		04/24/2023	5,375,609
4,130,000	Mondelez International, Inc.	0.63%		07/01/2022	4,143,234
5,478,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	1.15%		07/22/2022	5,490,591
5,370,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	0.53%		01/25/2024	5,361,654
4,190,000	NextEra Energy Capital Holdings, Inc.	0.65%		03/01/2023	4,204,192
4,645,000	Northrop Grumman Corporation	3.25%		08/01/2023	4,956,406
503,000	Northrop Grumman Corporation	2.93%		01/15/2025	535,557
3,865,000	Omnicom Capital, Inc.	3.63%		05/01/2022	3,999,152
5,440,000	Pacific Gas and Electric Company	1.75%		06/16/2022	5,448,472
4,970,000	PayPal Holdings, Inc.	2.20%		09/26/2022	5,101,350
165,000	PayPal Holdings, Inc.	1.35%		06/01/2023	168,007
4,845,000	Penske Truck Leasing Company	2.70	% (a)	11/01/2024	5,104,196
5,255,000	PepsiCo, Inc.	0.75%		05/01/2023	5,307,208
315,000	Phillips 66	3.85%		04/09/2025	345,480
2,270,000	Phillips 66	1.30%		02/15/2026	2,246,759
2,550,000	Pioneer Natural Resources Corporation	0.75%		01/15/2024	2,542,399
1,775,000	PNC Bank N.A. (3 Month LIBOR USD + 0.42%)	2.03%		12/09/2022	1,795,021
1,690,000	PNC Bank N.A.	3.25%		06/01/2025	1,827,820
4,985,000	Prudential Financial, Inc.	3.50%		05/15/2024	5,434,864
5,765,000	PSEG Power LLC	3.85%		06/01/2023	6,149,795
5,155,000	Republic Services, Inc.	2.50%		08/15/2024	5,426,465
5,395,000	Royalty Pharma PLC	0.75	% (a)	09/02/2023	5,392,852
5,015,000	Schlumberger Holdings Corporation	3.75	% (a)	05/01/2024	5,412,469
5,390,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	5,666,131
5,050,000	Simon Property Group LP	2.00%		09/13/2024	5,229,817
5,990,000	Southern California Edison Company (Secured Overnight Financing Rate + 0.83%)	0.84%		04/01/2024	6,001,142
5,000,000	Synchrony Financial	3.75%		08/15/2021	5,033,063
755,000	Synchrony Financial	2.85%		07/25/2022	775,498
4,924,000	Target Corporation	2.90%		01/15/2022	5,022,569
5,100,000	Union Pacific Corporation	3.20%		06/08/2021	5,126,494
500,000	Union Pacific Corporation	3.15%		03/01/2024	535,245
1,560,000	Upjohn, Inc.	1.13	% (a)	06/22/2022	1,568,944
2,500,000	Valero Energy Corporation	1.20%		03/15/2024	2,509,342
5,300,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.30%		05/15/2025	5,421,332
5,380,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	5,497,657
5,575,000	Welltower, Inc.	3.63%		03/15/2024	6,016,651
8,560,000	Western Union Company	1.35%		03/15/2026	8,349,562
2,215,000	Williams Companies, Inc.	4.30%		03/04/2024	2,412,330
2,700,000	Williams Companies, Inc.	4.55%		06/24/2024	2,977,200

Total US Corporate Bonds (Cost $385,793,918)					388,805,056

US Government and Agency Mortgage Backed Obligations - 4.1%
30,724,540	Federal Home Loan Mortgage Corporation, Pass-Thru, Series K722-X1	1.31	% (b)(i)	03/25/2023	565,368
2,411,516	Federal Home Loan Mortgage Corporation, Pool 2B1122 (12 Month LIBOR USD + 1.65%, 1.65% Floor, 7.14% Cap)	2.02%		02/01/2043	2,526,093
860,043	Federal Home Loan Mortgage Corporation, Pool G08626	3.00%		02/01/2045	905,722
862,748	Federal Home Loan Mortgage Corporation, Pool G08631	3.00%		03/01/2045	905,482
16,217,643	Federal Home Loan Mortgage Corporation, Pool RB5085	2.00%		11/01/2040	16,483,477
94,472,564	Federal Home Loan Mortgage Corporation, Pool SB8092	1.50%		03/01/2036	94,988,771
48,707,142	Federal Home Loan Mortgage Corporation, Pool SB8093	2.00%		03/01/2036	50,272,775
10,000,000	Federal Home Loan Mortgage Corporation, Series 2021-21-GL	2.00%		07/25/2043	10,262,981
421,049	Federal Home Loan Mortgage Corporation, Series 3417-SM (-1 x 1 Month LIBOR USD + 6.28%, 6.28% Cap)	6.17	% (i)(k)	02/15/2038	81,106
3,800,677	Federal Home Loan Mortgage Corporation, Series 4060-QA	1.50%		09/15/2026	3,837,118
1,105,107	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	1,159,257
1,297,004	Federal Home Loan Mortgage Corporation, Series 4738-LA	3.00%		11/15/2043	1,300,694
318,904	Federal Home Loan Mortgage Corporation, Series 4771-NA	4.00%		11/15/2042	318,887
577,834	Federal Home Loan Mortgage Corporation, Series 4773-EA	4.00%		10/15/2042	578,666
1,052,538	Federal Home Loan Mortgage Corporation, Series 4824-EA	4.50%		02/15/2045	1,059,548
12,766,209	Federal Home Loan Mortgage Corporation, Series 4941-SW	5.81	% (d)(i)	12/15/2048	2,224,567
2,294,464	Federal National Mortgage Association Pass-Thru, Pool AL2987 (12 Month LIBOR USD + 1.63%, 1.63% Floor, 7.39% Cap)	2.24%		11/01/2042	2,413,541
4,856,778	Federal National Mortgage Association Pass-Thru, Pool AP7870 (12 Month LIBOR USD + 1.70%, 1.70% Floor, 7.54% Cap)	2.44%		07/01/2042	5,120,265
1,171,645	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	1,229,190
307,978	Federal National Mortgage Association Pass-Thru, Pool MA1200	3.00%		10/01/2032	322,042
1,688,475	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	1,738,743
27,376,666	Federal National Mortgage Association Pool FM5470	2.00%		01/01/2036	28,219,416
1,471,913	Federal National Mortgage Association, Pool BM3520 (12 Month LIBOR USD + 1.56%, 1.56% Floor, 7.00% Cap)	2.64%		05/01/2045	1,537,425
8,242,264	Federal National Mortgage Association, Pool BM4513 (12 Month LIBOR USD + 1.67%, 1.67% Floor, 7.69% Cap)	2.65%		05/01/2044	8,738,027
19,423,892	Federal National Mortgage Association, Pool MA4176	2.00%		11/01/2040	19,694,351
1,649,002	Federal National Mortgage Association, Series 2012-32-DA	2.00%		11/25/2026	1,688,169
1,569,565	Federal National Mortgage Association, Series 2013-40-KP	3.50%		04/25/2042	1,610,914
648,058	Federal National Mortgage Association, Series 2015-59-A	3.00%		06/25/2041	650,837
1,856,899	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	1,989,902
3,169,906	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	3,256,961
1,252,441	Federal National Mortgage Association, Series 2017-13-ML	3.00%		08/25/2041	1,258,074
32,395	Federal National Mortgage Association, Series 2017-2-HA	3.00%		09/25/2041	32,353
11,720,338	Federal National Mortgage Association, Series 2019-25-SB (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94	% (i)(k)	06/25/2049	2,191,888
8,238,676	Federal National Mortgage Association, Series 2020-39-MH	3.00%		06/25/2040	8,636,222
27,935,585	Federal National Mortgage Association, Series 2020-45-JL	3.00%		07/25/2040	29,322,084
11,293,545	Federal National Mortgage Association, Series 2020-59-MK	3.00%		08/25/2040	11,842,007
23,294,200	Federal National Mortgage Association, Series 2020-M49-1A1	1.26	% (b)	11/25/2030	23,075,616
10,500,000	Federal National Mortgage Association, Series 2021-21-HG	2.00%		11/25/2047	10,775,792
5,692,301	Government National Mortgage Association, Series 2016-136-UD	3.00%		04/20/2045	5,771,829
782,837	Government National Mortgage Association, Series 2017-4-NC	3.00%		10/20/2045	793,007
8,811,295	Government National Mortgage Association, Series 2019-56-SE (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.99	% (i)(k)	05/20/2049	1,576,865

Total US Government and Agency Mortgage Backed Obligations (Cost $364,762,009)					360,956,032

US Government and Agency Obligations—14.7%
236,400,000	United States Treasury Notes	1.50%		09/30/2021	238,129,434
252,700,000	United States Treasury Notes	0.38%		03/31/2022	253,475,450
353,050,000	United States Treasury Notes	0.13%		05/15/2023	352,636,268
325,710,000	United States Treasury Notes	0.13%		12/15/2023	324,310,463
141,830,000	United States Treasury Notes	0.13%		02/15/2024	141,076,528

Total US Government and Agency Obligations (Cost $1,310,548,406)					1,309,628,143

Affiliated Mutual Funds - 2.2%
19,895,522	DoubleLine Ultra Short Bond Fund (Class I)				199,949,999

Total Affiliated Mutual Funds (Cost $199,501,692)					199,949,999

Common Stocks - 0.0%
58,790	Foresight Equity (e) (l)				1,041,173
39,482	McDermott International Ltd. (l)				31,585

Total Common Stocks (Cost $989,313)					1,072,758

Warrants - 0.0%
29,232	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00 (e)(l)				—

Total Warrants (Cost $–)					—

Repurchase Agreements - 0.5%
40,500,000	Credit Suisse Freedom Mortgage (1 Month LIBOR USD + 2.75%, 0.5% LIBOR Floor) (Collateralized by Residential Mortgage Backed Obligations, Value $182,962,946)	3.25	% (e)	03/01/2023	40,500,000

Total Repurchase Agreements (Cost $40,501,269)					40,500,000

Short Term Investments - 7.4%
191,837,998	First American Government Obligations Fund - Class U	0.04	% (m)		191,837,998
191,837,998	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04	% (m)		191,837,998
191,837,998	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03	% (m)		191,837,998
84,660,000	United States Treasury Bills	0.00%		07/08/2021	84,656,830

Total Short Term Investments (Cost $660,158,322)					660,170,824

Total Investments - 85.2% (Cost $7,609,112,935)					7,575,618,104
Other Assets in Excess of Liabilities—14.8%					1,311,493,543

NET ASSETS - 100.0%					$8,887,111,647

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	14.7%
Collateralized Loan Obligations	11.5%
Non-Agency Commercial Mortgage Backed Obligations	11.0%
Non-Agency Residential Collateralized Mortgage Obligations	10.9%
Short Term Investments	7.4%
Foreign Corporate Bonds	6.2%
Asset Backed Obligations	6.2%
Bank Loans	5.2%
US Corporate Bonds	4.4%
US Government and Agency Mortgage Backed Obligations	4.1%
Affiliated Mutual Funds	2.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.9%
Repurchase Agreements	0.5%
Common Stocks	0.0	% (n)
Warrants	0.0	% (n)
Other Assets and Liabilities	14.8%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	14.7%
Collateralized Loan Obligations	11.5%
Non-Agency Commercial Mortgage Backed Obligations	11.0%
Non-Agency Residential Collateralized Mortgage Obligations	10.9%
Short Term Investments	7.4%
Asset Backed Obligations	6.2%
US Government and Agency Mortgage Backed Obligations	4.1%
Banking	3.9%
Affiliated Mutual Funds	2.2%
Utilities	1.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.9%
Pharmaceuticals	0.8%
Healthcare	0.8%
Energy	0.8%
Electronics/Electric	0.8%
Business Equipment and Services	0.7%
Telecommunications	0.7%
Technology	0.6%
Media	0.5%
Repurchase Agreements	0.5%
Food Service	0.4%
Finance	0.4%
Food Products	0.4%
Transportation	0.4%
Automotive	0.4%
Chemicals/Plastics	0.3%
Leisure	0.3%
Retailers (other than Food/Drug)	0.2%
Insurance	0.2%
Containers and Glass Products	0.2%
Aerospace & Defense	0.2%
Hotels/Motels/Inns and Casinos	0.2%
Real Estate	0.2%
Industrial Equipment	0.1%
Building and Development (including Steel/Metals)	0.1%
Chemical Products	0.1%
Environmental Control	0.1%
Financial Intermediaries	0.1%
Pulp & Paper	0.1%
Beverage and Tobacco	0.1%
Commercial Services	0.1%
Diversified Manufacturing	0.1%
Food/Drug Retailers	0.1%
Consumer Products	0.0	% (n)
Mining	0.0	% (n)
Construction	0.0	% (n)
Other Assets and Liabilities	14.8%

	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(d)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(e)	Value determined using significant unobservable inputs.
(f)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
(g)	Perpetual Maturity
(h)	Unfunded or partially unfunded loan commitment. At period end, the value of these securities amounted to $2,624,709 or 0.0% of net assets.
(i)	Interest only security
(j)	Principal only security
(k)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(l)	Non-income producing security
(m)	Seven-day yield as of period end
(n)	Represents less than 0.05% of net assets

BRL	Brazilian Real

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

EXCESS RETURN SWAPS

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	04/29/2021	100,000,000	$49,998,029
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/25/2021	100,000,000	46,200,943
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/14/2021	100,000,000	42,751,409
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	06/02/2021	100,000,000	42,738,030
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/13/2021	95,000,000	42,405,664
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	05/19/2021	80,000,000	37,714,549
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	04/07/2021	100,000,000	37,545,638
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/01/2021	100,000,000	35,888,464
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	04/01/2021	100,000,000	35,473,052
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/17/2021	100,000,000	35,203,486
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/11/2021	75,000,000	34,377,947
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	06/09/2021	100,000,000	33,998,034
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/22/2021	100,000,000	32,195,378
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/29/2021	100,000,000	32,145,241
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	07/20/2021	100,000,000	30,658,473
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	07/14/2021	100,000,000	30,528,723
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	07/13/2021	100,000,000	30,107,798
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	04/08/2021	111,000,000	27,402,859
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	07/07/2021	100,000,000	27,155,684
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	08/10/2021	100,000,000	25,160,797
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	07/27/2021	100,000,000	24,844,881
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/15/2021	80,000,000	24,370,231
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	07/28/2021	100,000,000	24,253,984
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	08/11/2021	100,000,000	23,838,067
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/12/2021	100,000,000	22,674,569
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/28/2021	100,000,000	21,307,732
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/02/2021	100,000,000	20,900,540
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/19/2021	100,000,000	20,796,102
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/14/2021	100,000,000	20,246,036
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/12/2021	100,000,000	19,964,460
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/16/2021	100,000,000	18,606,997
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	10/13/2021	100,000,000	18,524,080
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	09/15/2021	100,000,000	18,361,473
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/02/2021	100,000,000	18,321,670
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/11/2021	100,000,000	17,960,733
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	06/23/2021	70,000,000	17,919,959
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/20/2021	100,000,000	17,590,256
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	09/21/2021	100,000,000	17,585,699
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	09/29/2021	100,000,000	17,077,264
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/07/2021	80,000,000	16,875,574
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	09/01/2021	100,000,000	16,846,209
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/19/2021	100,000,000	16,727,236
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	11/11/2021	100,000,000	15,902,115
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	09/07/2021	100,000,000	15,464,669
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	11/18/2021	100,000,000	12,882,318
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/23/2021	100,000,000	11,628,790
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	12/01/2021	100,000,000	11,603,646
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	12/15/2021	100,000,000	10,377,453
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/02/2021	100,000,000	9,996,154
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/09/2021	100,000,000	9,722,721
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/14/2021	100,000,000	9,233,524
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/30/2021	100,000,000	9,033,155
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/28/2021	100,000,000	8,288,901
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/07/2021	100,000,000	8,010,042
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	12/29/2021	100,000,000	7,774,183
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/16/2021	100,000,000	7,688,183
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/26/2021	35,000,000	7,449,112
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	01/11/2022	100,000,000	7,422,783
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/23/2021	100,000,000	7,352,375
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	12/22/2021	100,000,000	7,267,275
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/21/2021	100,000,000	7,013,270
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/30/2021	100,000,000	6,768,847
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	11/17/2021	50,000,000	6,283,741
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	01/25/2022	100,000,000	5,894,016
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/27/2022	100,000,000	5,747,511
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/27/2021	50,000,000	3,885,722
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	02/15/2022	100,000,000	3,466,562
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	03/15/2022	100,000,000	3,034,015
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/22/2022	100,000,000	2,207,349
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	04/20/2022	100,000,000	1,634,483
Shiller Barclays CAPE® US Sector ER II USD Index (1)	BNP Paribas	Long	0.39%	Termination	03/30/2022	100,000,000	1,376,293
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/05/2022	100,000,000	1,143,938
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Barclays Capital, Inc.	Long	0.40%	Termination	04/05/2021	169,000,000	854,276
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	05/24/2022	100,000,000	689,325
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/19/2022	50,000,000	—
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	04/05/2022	100,000,000	(142,296)
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/12/2022	100,000,000	(294,984)
Shiller Barclays CAPE® US Sector ER II USD Index (1)	Bank of America Merrill Lynch	Long	0.38%	Termination	04/26/2022	100,000,000	(323,256)

							$1,371,580,161

(1)

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of period end, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

Securities Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Agency Mortgage Obligations	$—	$—	$—	$182,962,946	$182,962,946

Total Borrowings	$—	$—	$—	$182,962,946	$182,962,946

Amounts related to agreements not included in offsetting disclosure					$182,962,946

A summary of the DoubleLine Shiller Enhanced CAPE®’s investments in affiliated mutual funds for the year ended March 31, 2021 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at March 31, 2021	Value at March 31, 2021	Change in Unrealized for the Year Ended March 31, 2021	Dividend Income Earned for they Year Ended March 31, 2021	Net Realized Gain (Loss) for the Year Ended March 31, 2021
DoubleLine Ultra Short Bond Fund (Class I)	$195,175,073	$—	$—	19,895,522	$199,949,999	$4,774,926	$904,719	$—

DoubleLine Flexible Income Fund

Schedule of Investments

March 31, 2021

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations—6.9%
1,250,000	Affirm Asset Securitization Trust, Series 2020-A-C	6.23	% (a)	02/18/2025	1,291,415
513,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A-C	3.77	% (a)	03/15/2027	516,254
2,154,375	CAL Funding IV Ltd., Series 2020-1A-A	2.22	% (a)	09/25/2045	2,163,771
1,436,250	CAL Funding IV Ltd., Series 2020-1A-B	3.50	% (a)	09/25/2045	1,449,030
2,711,720	Castlelake Aircraft Securitization Trust, Series 2018-1-B	5.30	% (a)	06/15/2043	2,663,297
2,629,768	Castlelake Aircraft Securitization Trust, Series 2019-1A-C	6.90	% (a)(b)	04/15/2039	2,063,382
2,027,174	CPS Auto Receivables Trust, Series 2016-A-E	7.65	% (a)	12/15/2021	2,032,265
6,250,000	ExteNet Issuer LLC, Series 2019-1A-C	5.22	% (a)	07/26/2049	6,541,918
1,548,699	GAIA Aviation Ltd., Series 2019-1-C	7.00	% (a)(b)(c)	12/15/2044	1,172,544
2,574,685	Helios Issuer LLC, Series 2017-1A-A	4.94	% (a)	09/20/2049	2,734,549
4,350,000	Hertz Vehicle Financing LP, Series 2019-2A-B	3.67	% (a)	05/25/2025	4,362,231
950,000	Hertz Vehicle Financing LP, Series 2018-1A-B	3.60	% (a)	02/25/2024	953,762
1,937,403	Horizon Aircraft Finance Ltd., Series 2019-1-C	6.90	% (a)(b)	07/15/2039	1,703,713
5,096,154	Jersey Mike’s Funding LLC, Series 2019-1A-A2	4.43	% (a)	02/15/2050	5,413,378
1,930,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% (a)	07/30/2047	2,049,414
1,134,247	JOL Air Ltd., Series 2019-1-B	4.95	% (a)	04/15/2044	1,099,804
1,400,000	Loanpal Solar Loan Ltd., Series 2021-1GS-C	3.50	% (a)	01/20/2048	1,301,794
3,781,144	Mosaic Solar Loan Trust, Series 2018-1A-C	0.00	% (a)(d)	06/22/2043	3,507,264
1,875,000	Mosaic Solar Loan Trust, Series 2020-1A-C	4.47	% (a)	04/20/2046	1,931,032
1,400,000	Neighborly Issuer LLC, Series 2021-1A-A2	3.58	% (a)	04/30/2051	1,411,903
500,000	SoFi Consumer Loan Program LLC, Series 2019-3-C	3.35	% (a)	05/25/2028	514,916
248,775	SoFi Consumer Loan Program Trust, Series 2017-1-B	4.73	% (a)(e)	01/26/2026	250,624
146,333	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78	% (a)	09/25/2026	147,123
92,000	SoFi Professional Loan Program, Series 2018-C-R1	0.00	% (a)(b)(o)	01/25/2048	2,592,875
884,764	Springleaf Funding Trust, Series 2017-AA-A	2.68	% (a)	07/15/2030	887,370
2,887,500	Taco Bell Funding LLC, Series 2016-1A-A2II	4.38	% (a)	05/25/2046	2,912,749
6,672,485	Textainer Marine Containers Ltd., Series 2020-2A-A	2.10	% (a)	09/20/2045	6,702,933
2,383,661	Textainer Marine Containers Ltd., Series 2020-2A-B	3.34	% (a)	09/20/2045	2,372,335
4,836,000	US Auto Funding LLC, Series 2019-1A-D	8.06	% (a)	11/15/2025	5,073,854
4,799,437	Vivint Solar Financing LLC, Series 2018-1A-A	4.73	% (a)	04/30/2048	5,168,996
8,744,352	Wave LLC, Series 2019-1-C	6.41	% (a)(b)	09/15/2044	7,308,110
1,262,591	Willis Engine Structured Trust, Series 2018-A-A	4.75	% (a)(c)	09/15/2043	1,266,380
3,989,786	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61	% (a)	10/15/2038	3,957,824

Total Asset Backed Obligations (Cost $86,651,331)					85,518,809

Bank Loans—5.8%
297,739	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		11/19/2026	292,808
225,000	AAdvantage Loyalty IP Ltd., Senior Secured First Lien Term Loan	5.50	% (f)	03/24/2028	230,802
296,974	Access CIG LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.87%		02/27/2025	295,011
173,684	Acrisure LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.70%		02/16/2027	171,930
170,000	Acuris Finance US, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		02/16/2028	168,938
225,363	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.88%		01/05/2026	222,264
255,731	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		04/22/2024	248,139
422,966	Alera Group Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		08/01/2025	423,494
300,000	AlixPartners LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		02/04/2028	299,250
84,788	Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/08/2027	84,774
403,194	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		05/09/2025	398,612
345,625	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		07/10/2026	345,086
172,709	Almonde, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/13/2024	169,512
60,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	60,457
50,000	Alpha 3 B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		03/17/2028	49,914
346,498	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		07/31/2024	341,303
204,111	Amentum Government Services Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		02/01/2027	202,921
154,250	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		01/29/2027	141,191
75,000	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		04/28/2023	71,707
74,631	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		12/15/2023	71,511
74,813	American Residential Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/15/2027	74,719
	American Tire Distributors, Inc., Senior Secured First Lien Term Loan
179,977	(1 Month LIBOR USD + 7.50%, 1.00% Floor) (1 Month LIBOR USD + 5.50% + 1.50% PIK)	8.50%		09/02/2024	176,377
20,666	(3 Month LIBOR USD + 7.50%, 1.00% Floor) (3 Month LIBOR USD + 5.50% + 1.50% PIK)	8.50%		09/02/2024	20,253
165,000	American Trailer World Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/03/2028	164,176
24,938	AmWINS Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.00%		02/22/2028	24,788
	Applied Systems, Inc., Senior Secured First Lien Term Loan
8,192	(Prime Rate + 2.00%, 0.50% Floor)	5.25%		09/19/2024	8,172
589,778	(3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		09/19/2024	588,342
334,163	Arches Buyer, Inc. Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		12/06/2027	332,408
144,885	Arctic Glacier U.S.A., Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/20/2024	137,339
401,877	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		07/12/2024	400,872
346,491	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		02/12/2027	343,026
268,414	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		11/03/2023	267,883
20,744	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		11/04/2024	20,685
279,300	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		12/23/2026	277,880
145,000	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		07/30/2027	144,139
50,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.36%		01/31/2028	50,994
245,499	Athenahealth, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.45%		02/11/2026	246,420
105,000	Autokiniton US Holdings, Inc., Senior Secured First Lien Term Loan	5.00	% (f)	03/29/2028	105,459
136,376	Avantor Funding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		11/21/2024	136,632
144,638	Avantor Funding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		11/08/2027	144,873
255,000	Avaya, Inc. Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.11%		12/15/2027	255,274
147,992	Avaya, Inc. Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		12/15/2027	148,304
179,319	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.71%		07/24/2026	177,974
296,250	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		11/27/2025	294,973
101,140	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		06/02/2025	100,938
469,661	BioScrip, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		08/06/2026	468,414
343,505	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		06/16/2025	339,302
373,078	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.69%		09/30/2024	372,759
238,872	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		10/02/2025	238,153
311,817	Brand Industrial Services, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/21/2024	307,648
227,554	Brazos Delaware LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.11%		05/21/2025	213,190
248,933	Bright Bidco B.V., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/28/2024	191,056
148,875	BY Crown Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/02/2026	149,224
129,675	Cablevision Lightpath LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/30/2027	129,661
272,885	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		12/23/2024	269,265
139,300	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.61%		07/21/2025	139,759
49,250	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		08/12/2026	48,766
142,482	Cambium Learning Group, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.25%		12/18/2025	142,829
339,374	Camelot U.S. Acquisition 1 Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		10/30/2026	337,094
74,813	Camelot U.S. Acquisition 1 Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/30/2026	74,869
84,363	Carnival Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.50%, 1.00% Floor)	8.50%		06/30/2025	87,285
432,473	Castle US Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.95%		01/29/2027	427,878
359,679	Cengage Learning, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/07/2023	356,607
	Change Healthcare Holdings, Inc., Senior Secured First Lien Term Loan
186,463	(1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		03/01/2024	186,473
203,383	(3 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		03/01/2024	203,394
200,000	Charter NEX US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		12/01/2027	200,661
424,701	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		06/07/2023	423,905
343,910	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		03/31/2025	339,611
175,893	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		10/02/2024	176,022
404,398	Clarios Global LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		04/30/2026	400,859
213,168	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.71%		08/21/2026	205,382
326,150	ClubCorp Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.95%		09/18/2024	307,447
150,000	CNT Holdings I Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		11/08/2027	149,883
94,763	CommerceHub, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/29/2027	94,970
281,267	Compass Power Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	279,931
89,100	Connect U.S. Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/11/2026	88,924
139,300	Conservice Midco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.45%		05/13/2027	139,404
42,840	Consolidated Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/04/2027	42,954
77,294	Constant Contact, Inc.	4.75	% (f)(h)	02/10/2028	76,908
287,706	Constant Contact, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		02/10/2028	286,267
296,871	Cornerstone OnDemand, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		04/22/2027	297,521
340,000	CP Atlas Buyer, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/23/2027	338,275
250,516	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		07/17/2025	247,649
132,300	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		01/15/2026	130,688
200,350	CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 1.00% Floor)	7.25%		01/04/2022	199,627
358,193	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.90%		11/29/2024	349,537
113,211	Cyanco Intermediate 2 Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		03/17/2025	112,828
293,698	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/01/2024	282,551
243,074	DCert Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.11%		10/16/2026	242,956
442,011	Deerfield Dakota Holding LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		04/09/2027	443,116
420,000	Delta 2 (Lux) SARL, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		02/01/2024	416,686
190,000	Delta Topco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	190,034
315,898	Dentalcorp Perfect Smile ULC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		06/06/2025	313,923
83,983	DG Investment Intermediate Holdings 2, Inc., Senior Secured First Lien	4.50	% (f)	03/18/2028	83,694
401,017	DG Investment Intermediate Holdings 2, Inc., Senior Secured First Lien	4.50	% (f)	03/18/2028	399,640
45,000	DG Investment Intermediate Holdings 2, Inc., Senior Secured Second Lien	7.50	% (f)	03/18/2029	45,225
285,724	Diamond (BC) B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		09/06/2024	284,745
123,510	Diamond Sports Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		08/24/2026	85,737
77,552	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.75%		04/06/2026	75,384
144,246	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.75%		04/06/2026	140,214
293,564	EAB Global, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		11/15/2024	292,830
125,000	Edelman Financial Center LLC, Senior Secured First Lien	4.50	% (f)	04/05/2028	124,493
318,276	Edelman Financial Center LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		07/21/2025	317,133
110,000	EG America LLC, Senior Secured First Lien	4.75	% (f)	03/12/2026	109,038
188,226	EG Group, Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.20%		02/06/2025	185,537
200,000	Endo Luxembourg Finance Company I SARL, Senior Secured First Lien	5.75	% (f)	03/25/2028	198,333
415,000	Endurance International Group, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/10/2028	411,369
175,000	Energizer Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/22/2027	174,635
462,282	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		10/10/2025	400,357
20,000	eResearchTechnology, Inc., Senior Secured First Lien	5.50	% (f)	02/04/2027	20,050
181,373	ESH Hospitality, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		09/18/2026	180,386
152,547	EW Scripps Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.56%, 0.75% Floor)	3.31%		05/01/2026	152,071
410,365	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/02/2024	410,866
144,638	Exgen Renewables LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		12/15/2027	144,999
401,770	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		03/31/2025	396,573
253,648	First Advantage Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		01/29/2027	252,126
182,834	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.45%		06/30/2025	180,104
272,057	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.70%		08/01/2024	254,884
	Flexera Software LLC, Senior Secured First Lien Term Loan
1,143	(1 Month LIBOR USD + 3.25%, 0.75% Floor)	4.25%		03/03/2028	1,147
1,143	(3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.25%		03/03/2028	1,147
442,527	(6 Month LIBOR USD + 3.25%, 0.75% Floor)	4.25%		03/03/2028	443,909
131,853	Foresight Energy LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50	% (b)	06/30/2027	131,853
97,060	Forterra Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/25/2023	97,351
215,000	Foundation Building Materials, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		01/31/2028	213,307
123,889	Frontdoor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.63%		08/18/2025	123,812
177,413	Frontera Generation Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25	% (g)	05/02/2025	12,862
100,000	Frontier Communications Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/08/2021	99,875
455,000	Garda World Security Corporation, Senior Secured First Lien	4.36	% (f)	10/30/2026	456,042
123,750	Gardner Denver, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		03/01/2027	122,358
235,000	Gemini HDPE LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		12/31/2027	234,267
373,785	Gentiva Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.88%		07/02/2025	372,228
252,082	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%		02/19/2026	250,217
	Global Medical Response, Inc., Senior Secured First Lien Term Loan
193,086	(3 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/02/2025	192,772
41,327	(6 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/02/2025	41,260
287,739	Golden Nugget, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.75% Floor)	3.70%		10/04/2023	283,758
366,810	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		10/10/2025	366,056
210,000	Grab Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		01/29/2026	214,463
181,237	Graham Packaging Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		08/04/2027	180,342
243,161	Granite US Holdings Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.17%		09/30/2026	242,857
601,856	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.62%		01/02/2026	598,943
329,175	Great Outdoors Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		03/06/2028	330,121
459,536	Greeneden U.S. Holdings II LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/01/2027	459,995
90,911	GTT Communications, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.00%		06/02/2025	77,118
122,444	Gulf Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		08/25/2023	101,913
274,313	Harbor Freight Tools USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		10/19/2027	274,374
203,881	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		08/05/2024	204,179
445,000	Helios Software Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.93%		03/13/2028	442,499
171,938	Hexion, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.71%		07/01/2026	172,153
290,844	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	3.80%		05/23/2025	288,422
185,000	Horizon Therapeutics USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		03/15/2028	184,723
187,114	Houston Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		07/21/2025	185,360
342,751	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		07/01/2024	343,001
35,000	Hyland Software, Inc., Senior Secured Second Lien	7.00	% (f)	07/10/2025	35,146
93,959	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.75%		07/07/2025	94,350
96,250	IAA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		06/29/2026	95,889
151,136	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		05/01/2026	149,530
340,000	INEOS US Petrochem LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		01/29/2026	339,522
138,600	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		02/25/2027	137,768
34,204	Intelsat Jackson Holdings S.A., Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	6.50%		07/13/2022	34,700
227,473	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (Prime Rate + 4.75%, 1.00% Floor)	8.00%		11/27/2023	231,764
435,000	ION Trading Finance Ltd., Senior Secured First Lien	4.86	% (f)	03/26/2028	435,544
284,285	ION Trading Technologies SARL	5.00	% (f)	11/21/2024	284,804
	IRB Holding Corporation, Senior Secured First Lien Term Loan
547	(1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	543
209,659	(3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	208,253
189,525	IRB Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		12/15/2027	189,081
326,356	IRI Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		12/01/2025	326,968
595,787	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		01/02/2026	589,331
180,000	Ivanti Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		12/01/2027	180,957
76,176	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/20/2023	76,033
212,408	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		02/05/2027	212,408
30,000	Kenan Advantage Group, Inc., Senior Secured First Lien	4.50	% (f)	03/18/2026	29,888
316,000	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/11/2026	307,106
279,042	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%		07/02/2025	280,089
335,000	Kleopatra Finco SARL, Senior Secured First Lien	5.25	% (f)	02/09/2026	334,581
100,000	Kodiak Building Partners, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/10/2028	99,500
284,288	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		12/22/2026	280,606
30,909	LBM Acquisition LLC, Senior Secured First Lien	4.50	% (f)	12/17/2027	30,831
139,091	LBM Acquisition LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/17/2027	138,739
20,809	Lealand Finance Company B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.00%)	1.11%		06/30/2025	11,792
105,236	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.36%		03/24/2025	103,876
319,200	LogMeIn, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.85%		08/31/2027	318,752
343,429	Lower Cadence Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.11%		05/22/2026	335,989
355,603	Lucid Energy Group II Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/18/2025	345,083
423,938	Lummus Technology Holdings V LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		06/30/2027	422,613
59,421	Maravai Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		10/19/2027	59,792
281,777	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.50%		03/20/2025	281,249
174,563	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		03/20/2025	174,508
45,486	MED ParentCo LP, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		08/31/2026	45,198
321,383	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		08/31/2026	319,348
341,768	Messer Industries GMBH, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.70%		03/02/2026	339,591
709,113	Milano Acquisition Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		10/01/2027	707,340
150,000	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		06/21/2027	159,622
358,611	Minotaur Acquisition, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%) Mirion Technologies, Inc., Senior Secured First Lien Term Loan	5.11%		03/27/2026	358,761
13,132	(3 Month LIBOR USD + 4.00%)	4.23%		03/06/2026	13,169
31,640	(6 Month LIBOR USD + 4.00%)	4.27%		03/06/2026	31,731
299,104	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		05/14/2026	296,155
332,430	Mitchell International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		11/29/2024	327,698
75,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.36%		12/01/2025	75,047
75,550	MLN US HoldCo LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.60%		11/28/2025	66,977
100,377	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.45%		11/12/2026	97,196
13,192	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.45%		11/12/2026	12,774
366,380	MPH Acquisition Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		06/07/2023	364,819
151,200	Nascar Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		10/19/2026	150,397
117,300	NCR Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.72%		08/28/2026	116,274
328,428	Numericable U.S. LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.20%		08/14/2026	328,100
	OneDigital Borrower LLC, Senior Secured First Lien Delayed-Draw Term Loan
10,400	(Prime Rate + 3.50%, 0.75% Floor)	0.00	% (h)	11/16/2027	10,418
10,166	(1 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25	% (h)	11/16/2027	10,183
384,434	OneDigital Borrower LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%		11/16/2027	385,076
99,898	Ortho-Clinical Diagnostics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		06/30/2025	99,849
97,750	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.45%		10/24/2025	96,895
110,000	Packaging Coordinators Midco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		11/30/2027	110,086
205,000	Packers Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/06/2028	203,036
100,000	PAI HoldCo, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/26/2027	100,469
414,202	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		09/27/2024	409,844
205,000	Park River Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		12/28/2027	204,151
337,089	Pathway Vet Alliance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		03/31/2027	335,579
109,784	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		05/29/2026	109,187
232,749	Peraton Corporation, Senior Secured First Lien	4.50	% (f)	02/01/2028	233,138
132,251	Peraton Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		02/01/2028	132,472
430,000	Petco Health and Wellness Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		02/25/2028	428,992
210,000	PetSmart, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		02/11/2028	209,969
9,975	PetVet Care Centers LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/14/2025	9,966
342,413	PG&E Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		06/23/2025	342,519
108,601	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	107,888
85,000	Pike Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.12%		01/21/2028	84,894
402,146	Pisces Midco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		04/12/2025	402,498
109,716	Playa Resorts Holding BV, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		04/29/2024	105,726
275,000	Playtika Holding Corporation, Senior Secured First Lien	2.86	% (f)	03/11/2028	273,797
425,000	PODS LLC, Senior Secured First Lien	3.75	% (f)	03/19/2028	423,459
95,000	PointClickCare Technologies, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		12/29/2027	95,119
	Polar US Borrower LLC, Senior Secured First Lien Term Loan
202,984	(1 Month LIBOR USD + 4.75%)	4.86%		10/15/2025	201,970
1,493	(1 Month LIBOR USD + 4.75%)	5.00%		10/15/2025	1,485
211,983	PowerTeam Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		03/06/2025	210,692
150,500	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.86%		03/11/2026	146,334
271,563	Pregis Topco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		07/31/2026	269,837
64,513	Presidio Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.72%		01/22/2027	64,472
	Prime Security Services Borrower LLC, Senior Secured First Lien Term Loan
102,853	(1 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	102,563
66,012	(3 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	65,826
132,062	(6 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	131,690
66,012	(12 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	65,827
213,754	Pro Mach Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		03/07/2025	210,250
421,752	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.15%		04/26/2024	421,172
213,096	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		02/12/2027	206,437
450,000	Rackspace Technology Global, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		02/03/2028	446,600
349,125	Radiate Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		09/25/2026	349,403
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
221,888	(1 Month LIBOR USD + 4.25%)	4.36%		07/09/2025	220,524
190,236	(3 Month LIBOR USD + 4.25%)	4.47%		07/09/2025	189,067
390,000	RealPage, Inc., Senior Secured First Lien	3.75	% (f)	02/18/2028	388,699
129,675	Redstone Buyer LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		09/01/2027	130,296
308,046	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		11/14/2025	307,784
340,986	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		05/30/2025	333,349
125,000	Rent-A-Center, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		02/17/2028	125,886
66,566	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		06/30/2021	67,232
378,336	RentPath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 3.75%, 1.00% Floor)	7.00	% (g)	12/17/2021	341,246
125,974	Reynolds Consumer Products LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		02/04/2027	125,526
194,091	Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%) Riverbed Technology, Inc., Senior Secured First Lien Term Loan	2.86%		02/06/2023	193,500
110,000	(1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%		12/31/2025	105,934
175	(2 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%		12/31/2025	168
69,825	(3 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%		12/31/2025	67,244
114,115	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		02/22/2024	112,784
54,863	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/17/2027	55,514
277,852	Scientific Games International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		08/14/2024	273,052
284,599	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/01/2024	264,305
241,776	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		12/31/2025	238,871
350,433	Severin Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		08/01/2025	346,841
581,150	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		09/30/2026	573,159
276,802	SIWF Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		06/13/2025	276,340
203,575	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		04/17/2026	199,345
145,000	SkyMiles IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		10/20/2027	152,468
	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan
90,551	(1 Month LIBOR USD + 2.50%)	2.61%		01/23/2025	86,476
219,980	(3 Month LIBOR USD + 2.50%)	2.71%		01/23/2025	210,081
216,760	SolarWinds Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		02/05/2024	213,050
	Solenis International LP, Senior Secured First Lien Term Loan
289,195	(3 Month LIBOR USD + 4.00%)	4.19%		06/26/2025	288,833
44,671	(3 Month LIBOR USD + 4.00%)	4.23%		06/26/2025	44,615
20,000	Solenis International LP, Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	8.69%		06/26/2026	20,077
418,950	Sophia LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		10/07/2027	419,344
260,000	Sotera Health Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		12/11/2026	259,675
479,411	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		06/27/2025	477,613
94,599	Southern Graphics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		12/30/2022	71,343
32,121	Southern Veterinary Partners LLC, Senior Secured First Lien Term Loan	5.00	% (f)(h)	10/01/2027	32,252
232,297	Southern Veterinary Partners LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/01/2027	233,241
270,000	Spin Holdco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		03/06/2028	268,047
365,355	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		04/16/2025	362,235
145,513	Staples, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.21%		04/16/2026	142,199
336,537	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		10/01/2025	331,874
163,331	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.75%		07/10/2025	163,808
421,813	Surf Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.68%		03/05/2027	418,266
79,969	Syncreon Group Holdings B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/01/2024	80,069
	TAMKO Building Products LLC, Senior Secured First Lien Term Loan
239,780	(1 Month LIBOR USD + 3.00%)	3.11%		05/29/2026	239,332
82,418	(2 Month LIBOR USD + 3.00%)	3.14%		05/29/2026	82,264
4,454	Tapstone Energy Holdings III LLC, Unsecured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00	% (b)	04/17/2024	4,454
182,356	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	170,110
248,750	Tech Data Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		06/30/2025	249,771
109,450	Tech Data Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.50%)	5.61%		06/30/2025	110,179
178,999	Telesat Canada, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		12/07/2026	172,752
397,000	Tempo Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/02/2026	397,373
123,441	Terrier Media Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		12/17/2026	122,506
463,647	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.36%		02/06/2026	461,764
20,253	The Hillman Group, Inc., Senior Secured First Lien	3.25	% (f)	02/24/2028	20,181
99,747	The Hillman Group, Inc., Senior Secured First Lien	3.25	% (f)	02/24/2028	99,394
347,338	TIBCO Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		06/30/2026	343,647
35,000	TIBCO Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.36%		03/03/2028	35,462
287,917	Titan Acquisition, Ltd., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.27%		03/28/2025	282,563
293,846	TKC Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		02/01/2023	287,627
95,785	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.86%		11/13/2026	95,232
165,958	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.11%		01/25/2024	156,050
183,058	Travelport Finance (Luxembourg) SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	2.50%		02/28/2025	186,795
59,471	Travelport Finance (Luxembourg) SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.25%		05/29/2026	48,571
38,562	TricorBraun Holdings, Inc., Senior Secured First Lien Delayed-Draw Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75	% (h)	03/03/2028	38,248
171,438	TricorBraun Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		03/03/2028	170,045
341,252	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/17/2024	338,639
410,000	Triton Water Holdings, Inc., Senior Secured First Lien	4.00	% (f)	03/29/2028	408,942
105,000	Truck Hero, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		01/31/2028	104,906
134,650	U.S. Silica Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		05/01/2025	130,341
364,064	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		04/04/2025	362,888
396,927	UFC Holdings LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		04/29/2026	395,965
181,689	UGI Energy Services LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		08/13/2026	181,575
76,835	UKG, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		05/04/2026	76,861
343,489	UKG, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		05/04/2026	343,999
30,000	UKG, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		05/03/2027	30,850
120,000	Ultra Clean Holdings, Inc., Senior Secured First Lien	0.00	% (f)	08/27/2025	120,450
102,754	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.61%		10/22/2025	102,832
79,000	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		07/01/2026	78,711
104,010	Univision Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/13/2026	104,104
153,450	Upstream Newco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.61%		11/20/2026	153,355
586,075	US Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.11%		09/14/2026	575,678
154,699	USIC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/08/2023	154,118
19,950	Utz Quality Foods LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		01/20/2028	19,958
144,291	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		10/28/2024	136,596
20,000	Verscend Holding Corporation (1 Month LIBOR USD + 0.00%)	4.11%		08/27/2025	20,028
449,873	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.61%		08/27/2025	450,498
407,953	Vertical U.S. Newco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	4.48%		07/30/2027	409,458
140,000	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan	3.36	% (f)	01/31/2029	139,933
45,000	Virtusa Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		02/11/2028	45,113
401,570	VS Buyer LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		02/26/2027	400,902
319,432	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		02/05/2026	316,205
124,684	WaterBridge Midstream Operating LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	6.75%		06/22/2026	118,605
410,477	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.86%		07/31/2026	408,424
310,000	WIN Waste Innovations Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		03/31/2028	309,484
114,441	Zayo Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		03/09/2027	113,671
432,551	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.62%		09/30/2026	431,470
50,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.61%		04/28/2028	49,567

Total Bank Loans (Cost $72,379,390)					72,288,004

Collateralized Loan Obligations—18.5%
250,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	3.74	% (a)	07/15/2026	248,132
2,500,000	AIMCO, Series 2015-AA-DR (3 Month LIBOR USD + 2.45%, 2.45% Floor)	2.69	% (a)	01/15/2028	2,462,040
2,000,000	Apidos Ltd., Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	2.84	% (a)	04/15/2031	1,921,138
1,500,000	Apidos Ltd., Series 2015-21A-CR (3 Month LIBOR USD + 2.45%, 2.45% Floor)	2.67	% (a)	07/18/2027	1,467,917
2,500,000	Apidos Ltd., Series 2018-29A-C (3 Month LIBOR USD + 2.75%)	2.97	% (a)	07/25/2030	2,450,161
1,000,000	Apidos Ltd., Series 2020-33A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.42	% (a)	07/24/2031	1,002,153
2,500,000	Atrium Corporation, Series 13A-D (3 Month LIBOR USD + 2.70%)	2.92	% (a)	11/21/2030	2,456,861
1,000,000	Atrium Corporation, Series 14A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.17	% (a)	08/23/2030	983,952
3,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	3.79	% (a)	05/28/2030	2,982,777
1,500,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	3.17	% (a)	10/20/2030	1,477,300
1,737,500	Babson Ltd., Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	6.67	% (a)	10/20/2030	1,682,251
1,250,000	Bain Capital Credit Ltd., Series 2020-2A-B1 (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.72	% (a)	07/21/2031	1,255,846
4,000,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	3.12	% (a)	07/20/2029	3,842,978
2,000,000	Barings Ltd., Series 2019-2A-C (3 Month LIBOR USD + 3.85%, 3.85% Floor)	4.09	% (a)	04/15/2031	2,001,297
2,000,000	Barings Ltd., Series 2020-1A-D (3 Month LIBOR USD + 3.75%, 3.75% Floor)	3.99	% (a)	10/15/2032	2,009,296
1,000,000	Barings Ltd., Series 2021-1A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	0.01	% (a)	04/25/2034	1,000,000
3,770,000	BlueMountain Ltd., Series 2013-2A-DR (3 Month LIBOR USD + 2.90%)	3.12	% (a)	10/22/2030	3,550,803
1,750,000	BlueMountain Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.97	% (a)	07/18/2027	1,711,544
500,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	2.82	% (a)	04/20/2031	469,875
1,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.29	% (a)	11/15/2030	957,650
1,000,000	BlueMountain Ltd., Series 2017-2A-C (3 Month LIBOR USD + 3.00%)	3.22	% (a)	10/20/2030	962,707
2,000,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	3.24	% (a)	07/15/2030	1,971,131
2,000,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.96	% (a)	01/30/2031	1,910,102
2,000,000	Canyon Capital Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 3.65%)	3.89	% (a)	04/15/2029	2,001,614
10,000,000	Canyon Capital Ltd., Series 2017-1A-B (3 Month LIBOR USD + 1.70%)	1.94	% (a)	07/15/2030	10,006,148
2,500,000	Canyon Capital Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.14	% (a)	07/15/2031	2,436,706
3,000,000	Canyon Capital Ltd., Series 2020-2A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	4.06	% (a)	10/15/2031	3,004,210
2,000,000	Canyon Capital Ltd., Series 2021-1A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	0.01	% (a)	04/15/2034	2,000,000
1,250,000	Carlyle Global Market Strategies Ltd., Series 2013-2A-DR (3 Month LIBOR USD + 2.40%)	2.62	% (a)	01/18/2029	1,201,844
1,500,000	Chenango Park Ltd., Series 2018-1A-C (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.24	% (a)	04/15/2030	1,451,315
1,000,000	Crown Point Ltd., Series 2020-9A-B (3 Month LIBOR USD + 2.69%, 2.69% Floor)	2.92	% (a)	07/14/2032	1,002,618
1,750,000	Dryden Senior Loan Fund, Series 2012-25A-CRR (3 Month LIBOR USD + 1.85%)	2.09	% (a)	10/15/2027	1,744,528
2,500,000	Dryden Senior Loan Fund, Series 2013-28A-B1LR (3 Month LIBOR USD + 3.15%)	3.34	% (a)	08/15/2030	2,478,149
3,900,000	Dryden Senior Loan Fund, Series 2014-33A-DR3 (3 Month LIBOR USD + 3.65%, 3.65% Floor)	3.89	% (a)	04/15/2029	3,903,554
3,000,000	Dryden Senior Loan Fund, Series 2015-37A-DR (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.74	% (a)	01/15/2031	2,901,955
1,000,000	Dryden Senior Loan Fund, Series 2016-45A-DR (3 Month LIBOR USD + 3.15%, 3.15% Floor)	3.39	% (a)	10/15/2030	1,001,150
1,000,000	Dryden Senior Loan Fund, Series 2017-50A-D (3 Month LIBOR USD + 3.25%, 3.25% Floor)	3.49	% (a)	07/15/2030	1,001,186
5,500,000	GoldenTree Loan Management Ltd., Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	2.87	% (a)	11/28/2030	5,419,874
2,500,000	GoldenTree Loan Opportunities Ltd., Series 2016-12A-DR (3 Month LIBOR USD + 2.90%)	3.12	% (a)	07/21/2030	2,451,281
1,500,000	Greenwood Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.50%)	2.74	% (a)	04/15/2031	1,464,952
250,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	2.91	% (a)	08/01/2025	250,033
265,029	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	5.22	% (a)(b)	04/28/2025	52,786
500,000	Halcyon Loan Advisors Funding Ltd., Series 2018-1A-A2 (3 Month LIBOR USD + 1.80%, 1.80% Floor)	2.02	% (a)	07/21/2031	494,477
2,000,000	Hayfin Kingsland Ltd., Series 2018-8A-B (3 Month LIBOR USD + 1.48%, 1.48% Floor)	1.70	% (a)	04/20/2031	1,986,820
2,000,000	Highbridge Loan Management Ltd., Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	3.12	% (a)	10/20/2029	1,918,964
1,500,000	HPS Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.24	% (a)	10/15/2030	1,447,457
3,175,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%)	2.97	% (a)	07/20/2031	3,048,376
1,250,000	LCM LP, Series 19A-E2 (3 Month LIBOR USD + 5.70%, 5.70% Floor)	5.94	% (a)(b)	07/15/2027	1,174,702
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%)	3.02	% (a)	10/20/2027	1,978,984
5,000,000	LCM Ltd., Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.72	% (a)	01/20/2031	4,622,769
1,500,000	LCM Ltd., Series 27A-D (3 Month LIBOR USD + 2.95%)	3.17	% (a)	07/16/2031	1,421,883
1,000,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	3.66	% (a)	01/27/2026	999,328
2,500,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	5.65	% (a)	01/27/2026	2,495,980
1,000,000	Madison Park Funding Ltd., Series 2015-16A-D (3 Month LIBOR USD + 5.50%)	5.72	% (a)	04/20/2026	996,876
4,500,000	Madison Park Funding Ltd., Series 2015-18A-BR (3 Month LIBOR USD + 1.60%)	1.82	% (a)	10/21/2030	4,501,348
500,000	Madison Park Funding Ltd., Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	3.17	% (a)	10/21/2030	493,709
3,000,000	Madison Park Funding Ltd., Series 2017-25A-C (3 Month LIBOR USD + 3.60%)	3.82	% (a)	04/25/2029	3,000,897
1,000,000	Madison Park Funding Ltd., Series 2018-30A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.74	% (a)	04/15/2029	958,934
3,500,000	Magnetite Ltd., Series 2018-20A-D (3 Month LIBOR USD + 2.50%)	2.72	% (a)	04/20/2031	3,399,551
1,000,000	Marathon Ltd., Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	1.99	% (a)	04/15/2029	996,885
6,500,000	Marble Point Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.15%)	2.37	% (a)	07/23/2032	6,516,037
1,550,000	Midocean Credit, Series 2016-5A-B1R (3 Month LIBOR USD + 1.60%)	1.82	% (a)	07/19/2028	1,553,225
1,000,000	Myers Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.27	% (a)	10/20/2030	1,000,511
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2016-21A-DR (3 Month LIBOR USD + 2.40%, 2.40% Floor)	2.62	% (a)	04/20/2027	1,000,162
4,000,000	Neuberger Berman Loan Advisers Ltd., Series 2017-16SA-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.10	% (a)	04/15/2034	4,000,000
1,500,000	Neuberger Berman Loan Advisers Ltd., Series 2017-25A-DR (3 Month LIBOR USD + 2.85%, 2.85% Floor)	2.96	% (a)	10/18/2029	1,500,604
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2017-26A-D (3 Month LIBOR USD + 2.65%, 2.65% Floor)	2.87	% (a)	10/18/2030	979,225
1,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-28A-D (3 Month LIBOR USD + 2.85%)	3.07	% (a)	04/20/2030	1,481,169
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2020-38A-D (3 Month LIBOR USD + 3.75%, 3.75% Floor)	3.97	% (a)	10/20/2032	1,003,162
1,500,000	Ocean Trails, Series 2020-10A-C (3 Month LIBOR USD + 3.20%, 3.20% Floor)	3.39	% (a)	10/15/2031	1,507,623
4,500,000	Octagon Investment Partners Ltd., Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	4.01	% (a)	07/15/2029	4,504,823
500,000	Octagon Investment Partners Ltd., Series 2014-1A-CR3 (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.94	% (a)	02/14/2031	490,386
1,250,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	6.42	% (a)	03/17/2030	1,193,042
2,000,000	Octagon Investment Partners Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.62	% (a)	07/20/2030	2,007,104
4,000,000	Octagon Investment Partners Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.82	% (a)	01/20/2031	3,798,206
3,000,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	3.07	% (a)	07/25/2030	2,932,196
1,000,000	OHA Credit Funding Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.27	% (a)	10/20/2030	995,507
3,000,000	RRAM Ltd., Series 2018-4A-C (3 Month LIBOR USD + 2.95%)	3.19	% (a)	04/15/2030	2,977,238
5,000,000	Sound Point Ltd., Series 2020-2A-D (3 Month LIBOR USD + 4.00%, 4.00% Floor)	4.24	% (a)	10/25/2031	5,020,068
5,000,000	Steele Creek Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.25%, 2.25% Floor)	2.49	% (a)	07/15/2032	5,007,290
3,500,000	Stewart Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.84	% (a)	01/15/2030	3,422,693
1,500,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.29	% (a)	10/15/2031	1,484,232
1,000,000	Symphony Ltd., Series 2016-17A-DR (3 Month LIBOR USD + 2.65%)	2.89	% (a)	04/15/2028	991,475
1,500,000	TIAA Ltd., Series 2017-2A-B (3 Month LIBOR USD + 1.50%)	1.72	% (a)	01/16/2031	1,502,534
6,000,000	Trimaran CAVU LLC, Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.42	% (a)	07/20/2032	6,052,270
500,000	Vibrant Ltd., Series 2015-3A-A2RR (3 Month LIBOR USD + 1.85%)	2.07	% (a)	10/20/2031	499,223
3,900,000	Voya Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 2.95%)	3.19	% (a)	10/15/2030	3,688,900
1,500,000	Voya Ltd., Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	3.77	% (a)	07/20/2030	1,495,581
1,500,000	Voya Ltd., Series 2017-3A-CR (3 Month LIBOR USD + 3.15%)	0.01	% (a)	04/20/2034	1,500,000
1,000,000	Westcott Park Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 3.25%)	3.47	% (a)	07/20/2028	1,001,164
2,000,000	Wind River Ltd., Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	6.97	% (a)	10/18/2030	1,904,708
2,000,000	Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.22	% (a)	07/18/2031	1,887,278
4,000,000	Wind River Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.14	% (a)	01/15/2031	3,707,993
2,000,000	Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.99	% (a)	01/15/2031	1,762,767
7,975,000	Wind River Ltd., Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	5.79	% (a)	10/15/2027	7,711,900
3,500,000	Wind River Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.85%)	3.09	% (a)	07/15/2028	3,417,756
2,000,000	Wind River Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.75%)	3.97	% (a)	04/18/2029	2,002,961
2,000,000	Wind River Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.72%, 3.72% Floor)	0.01	% (a)	04/18/2036	1,980,000
1,750,000	Wind River Ltd., Series 2017-1A-E (3 Month LIBOR USD + 6.42%)	6.64	% (a)	04/18/2029	1,739,967
1,750,000	Wind River Ltd., Series 2017-1A-ER (3 Month LIBOR USD + 7.06%, 7.06% Floor)	0.01	% (a)	04/18/2036	1,715,000
1,500,000	Wind River Ltd., Series 2017-4A-D (3 Month LIBOR USD + 2.65%)	2.83	% (a)	11/20/2030	1,463,353
1,500,000	Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	3.14	% (a)	07/15/2030	1,451,809
3,500,000	Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	3.24	% (a)	07/15/2030	3,408,195
2,500,000	York Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.05%)	2.27	% (a)	07/22/2032	2,506,470

Total Collateralized Loan Obligations (Cost $234,080,930)					230,255,561

Foreign Corporate Bonds—9.0%
500,000	AES Andres B.V.	7.95	% (a)	05/11/2026	520,790
2,000,000	AES Dominicana	7.95%		05/11/2026	2,083,160
600,000	AES Gener S.A.	5.00%		07/14/2025	628,500
200,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35	% (a)	10/07/2079	214,687
600,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	644,061
1,500,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13	% (a)	03/26/2079	1,613,797
500,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	537,933
400,000	AES Panama Generation Holdings SRL	4.38	% (a)	05/31/2030	414,620
400,000	Altice Financing S.A.	5.00	% (a)	01/15/2028	395,500
415,000	Altice France S.A.	7.38	% (a)	05/01/2026	432,160
200,000	Altice France S.A.	6.00	% (a)	02/15/2028	197,429
400,000	ARD Finance S.A. (7.25% PIK)	6.50	% (a)	06/30/2027	420,500
200,000	Avation Capital S.A. (9.00% PIK)	8.25	% (a)	10/31/2026	161,725
200,000	Baidu, Inc.	3.43%		04/07/2030	210,013
800,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75	% (a)	02/15/2029	848,800
550,000	Banco Continental SAECA	2.75	% (a)	12/10/2025	542,338
400,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13	% (a)	07/01/2030	401,556
600,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	602,334
200,000	Banco de Reservas de la Republica Dominicana	7.00	% (a)	02/01/2023	208,925
650,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	679,006
600,000	Banco do Estado do Rio Grande do Sul SA (5 Year CMT Rate + 4.93%)	5.38	% (a)	01/28/2031	589,527
300,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%		04/03/2027	305,805
1,600,000	Banco Internacional del Peru SAA Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	1,637,760
500,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38	% (a)	09/14/2025	511,445
1,500,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	1,207,515
200,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75	% (a)	11/04/2026	161,002
1,400,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63	% (i)	01/10/2028	1,536,801
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	% (a)(i)	06/27/2029	219,235
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	% (i)	06/27/2029	219,235
200,000	Banco Nacional de Panama	2.50	% (a)	08/11/2030	185,960
400,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	405,450
1,300,000	Bangkok Bank PCL (5 Year CMT Rate + 4.73%)	5.00	% (i)	09/23/2025	1,371,084
500,000	Banistmo S.A.	3.65%		09/19/2022	510,610
300,000	BBVA Banco Continental S.A. (5 Year CMT Rate + 2.75%)	5.25%		09/22/2029	325,629
200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	206,442
1,500,000	BBVA Colombia S.A.	4.88%		04/21/2025	1,595,828
2,000,000	BDO Unibank, Inc.	2.95%		03/06/2023	2,075,000
220,000	Bombardier, Inc.	6.00	% (a)	10/15/2022	220,412
265,000	Bombardier, Inc.	7.88	% (a)	04/15/2027	260,288
1,200,000	Braskem Finance Company (5 Year CMT Rate + 8.22%)	8.50	% (a)	01/23/2081	1,362,072
500,000	Braskem Idesa S.A.P.I.	7.45	% (a)	11/15/2029	497,500
1,100,000	Canacol Energy Ltd.	7.25%		05/03/2025	1,168,024
2,200,000	Chile Electricity PEC SPA	0.00	% (a)	01/25/2028	1,800,821
300,000	CIMB Bank BHD	3.26%		03/15/2022	307,230
1,000,000	CK Hutchison International Ltd.	2.50	% (a)	05/08/2030	994,779
300,000	CNPC Global Capital Ltd.	1.13%		06/23/2023	300,500
400,000	Cosan Overseas Ltd.	8.25%		11/29/2049	410,000
800,000	Credito Real S.A.B. de C.V.	9.50	% (a)	02/07/2026	851,800
1,650,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13	% (i)	11/29/2022	1,482,649
1,550,000	CSN Islands Corporation	7.00	% (i)	06/23/2021	1,556,944
400,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	433,968
2,400,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60	% (i)	09/07/2021	2,422,524
328,365	Digicel Group Ltd. (7.00% PIK)	7.00	% (a)(i)	04/16/2021	241,250
307,445	Digicel Group Ltd. ((5.00% + 3.00% PIK or 8.00% PIK)	8.00	% (a)	04/01/2025	254,154
1,000,000	Docuformas SAPI de C.V.	10.25	% (a)	07/24/2024	992,000
450,000	eG Global Finance PLC	8.50	% (a)	10/30/2025	480,249
812,900	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	816,111
722,240	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	756,033
1,600,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	1,347,183
939,295	ENA Norte Trust	4.95%		04/25/2023	965,680
200,000	ENN Energy Holdings Ltd.	3.25%		07/24/2022	204,994
344,706	Fenix Power Peru S.A.	4.32%		09/20/2027	362,001
200,000	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	239,250
200,000	Fomento Economico Mexicano S.A.B. de C.V.	2.88%		05/10/2023	208,881
2,600,000	Galaxy Pipeline Assets Bidco Ltd.	2.16	% (a)	03/31/2034	2,525,246
385,000	Garda World Security Corporation	8.75	% (a)	05/15/2025	404,006
475,000	Garda World Security Corporation	4.63	% (a)	02/15/2027	476,187
1,300,000	Geopark Ltd.	6.50%		09/21/2024	1,347,899
155,000	GFL Environmental, Inc.	3.75	% (a)	08/01/2025	157,616
385,000	GFL Environmental, Inc.	4.00	% (a)	08/01/2028	373,209
265,000	GFL Environmental, Inc.	3.50	% (a)	09/01/2028	257,381
400,000	Gilex Holding SARL	8.50	% (a)	05/02/2023	415,720
450,000	Gilex Holding SARL	8.50%		05/02/2023	467,685
700,000	Globo Comunicacao e Participacoes S.A.	4.88	% (a)	01/22/2030	707,301
2,600,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	2,160,041
200,000	Gran Tierra Energy, Inc.	7.75	% (a)	05/23/2027	162,600
209,986	Grupo Idesa S.A. de C.V. (10.38% PIK)	10.13	% (a)	05/22/2026	127,042
400,000	Inkia Energy Ltd.	5.88%		11/09/2027	421,068
380,000	Intelligent Packaging Ltd.	6.00	% (a)	09/15/2028	393,062
380,000	Intelsat Jackson Holdings S.A.	5.50	% (g)	08/01/2023	233,700
35,079	Invepar Holdings	0.00	% (b)(g)	12/30/2028	1,500
1,500,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.22%)	4.63	% (i)	02/27/2025	1,407,300
900,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.22%)	4.63	% (a)(i)	02/27/2025	844,380
1,700,000	JD.com, Inc.	3.38%		01/14/2030	1,755,320
1,200,000	Kasikornbank PCL (5 Year CMT Rate + 4.94%)	5.28	% (i)	10/14/2025	1,264,500
400,000	Korea Development Bank	1.00%		09/09/2026	394,467
1,300,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	1,319,366
300,000	Korea East-West Power Company Ltd.	1.75	% (a)	05/06/2025	304,469
600,000	Korea Electric Power Corporation	1.13	% (a)	06/15/2025	596,340
500,000	Kronos Acquisition Holdings, Inc.	5.00	% (a)	12/31/2026	500,625
195,000	Kronos Acquisition Holdings, Inc.	7.00	% (a)	12/31/2027	187,126
1,003,200	LLPL Capital Pte Ltd.	6.88	% (a)	02/04/2039	1,173,538
2,600,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	2,644,356
330,000	Mattamy Group Corporation	4.63	% (a)	03/01/2030	328,350
310,000	MEG Energy Corporation	7.13	% (a)	02/01/2027	325,306
60,000	MEG Energy Corporation	5.88	% (a)	02/01/2029	60,300
500,000	MEGlobal Canada ULC	5.00	% (a)	05/18/2025	557,117
900,000	Minejesa Capital B.V.	4.63%		08/10/2030	940,329
1,400,000	Minejesa Capital B.V.	5.63%		08/10/2037	1,470,000
1,400,000	Minerva Luxembourg S.A.	4.38	% (a)	03/18/2031	1,370,425
400,000	Multibank, Inc.	4.38%		11/09/2022	411,232
500,000	NongHyup Bank	1.25	% (a)	07/20/2025	498,085
400,000	Ooredoo International Finance Ltd.	3.25%		02/21/2023	418,536
200,000	Ooredoo International Finance Ltd.	3.75%		06/22/2026	220,080
700,000	Operadora de Servicios Mega S.A. de C.V.	8.25	% (a)	02/11/2025	707,581
400,000	Oversea-Chinese Banking Corporation Ltd.	4.25%		06/19/2024	438,831
800,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	793,528
600,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83	% (a)	09/10/2030	595,146
1,700,000	Pampa Energia S.A.	7.50%		01/24/2027	1,388,900
150,000	Pampa Energia S.A.	9.13%		04/15/2029	126,000
705,735	Panama Metro Line SP	0.00%		12/05/2022	689,863
707,415	Panama Metro Line SP	0.00	% (a)	12/05/2022	691,505
300,000	Parkland Corporation	4.50	% (a)	10/01/2029	301,125
415,000	Parkland Fuel Corporation	5.88	% (a)	07/15/2027	443,272
1,500,000	Peru LNG SRL	5.38%		03/22/2030	1,348,778
2,350,000	Petrobras Global Finance B.V.	6.75%		06/03/2050	2,512,796
600,000	POSCO	2.38%		01/17/2023	616,091
1,700,000	POSCO	2.75%		07/15/2024	1,795,792
800,000	PSA Treasury Pte Ltd.	2.13%		09/05/2029	794,511
200,000	PTTEP Treasury Center Company Ltd.	2.59	% (a)	06/10/2027	205,962
500,000	Reliance Industries Ltd.	5.40%		02/14/2022	519,630
700,000	Sinopec Group Overseas Development Ltd.	2.70	% (a)	05/13/2030	696,595
272,100	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	307,182
150,000	Starfruit Finco B.V.	8.00	% (a)	10/01/2026	159,844
500,000	Stars Group Holdings B.V.	7.00	% (a)	07/15/2026	523,437
400,000	State Grid Overseas Investment Ltd.	3.13%		05/22/2023	418,457
400,000	State Grid Overseas Investment Ltd.	1.00%		08/05/2025	389,766
1,726,887	Stoneway Capital Corporation	10.00	% (g)	03/01/2027	656,217
675,000	Superior Plus LP	4.50	% (a)	03/15/2029	683,572
300,000	Telesat LLC	4.88	% (a)	06/01/2027	300,750
3,300,000	Temasek Financial Ltd.	1.00	% (a)	10/06/2030	3,035,005
1,900,000	Tencent Holdings Ltd.	2.39	% (a)	06/03/2030	1,837,238
255,000	Tervita Corporation	11.00	% (a)	12/01/2025	290,063
275,000	Titan Acquisition Ltd.	7.75	% (a)	04/15/2026	286,330
800,000	UEP Penonome S.A.	6.50%		10/01/2038	809,512
1,050,000	UEP Penonome S.A.	6.50	% (a)	10/01/2038	1,062,485
3,200,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88	% (i)	01/29/2025	2,637,952
1,100,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	1,121,263
2,200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88	% (i)	10/19/2023	2,283,600
1,100,000	Vedanta Resources Finance PLC	9.25	% (a)	04/23/2026	930,842
2,700,000	Vedanta Resources Ltd.	6.13%		08/09/2024	2,177,159
200,000	Vertical Holding Company GMBH	7.63	% (a)	07/15/2028	215,425
450,000	Vertical Newco, Inc.	5.25	% (a)	07/15/2027	471,938
400,000	Virgin Media Finance PLC	5.00	% (a)	07/15/2030	400,000
800,000	Woori Bank (5 Year CMT Rate + 2.66%)	4.25	% (i)	10/04/2024	837,480

Total Foreign Corporate Bonds (Cost $112,780,989)					111,883,692

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations—3.4%
700,000	Abu Dhabi Government International Bond	3.13	% (a)	04/16/2030	751,689
2,050,000	Abu Dhabi Government International Bond	3.13%		09/30/2049	1,958,960
300,000	Abu Dhabi Government International Bond	3.88%		04/16/2050	326,757
400,000	Brazilian Government International Bond	5.00%		01/27/2045	381,742
1,200,000	Brazilian Government International Bond	5.63%		02/21/2047	1,227,198
1,000,000	Chile Government International Bond	3.50%		01/25/2050	1,020,700
3,100,000	Chile Government International Bond	3.10%		01/22/2061	2,886,999
500,000	Colombia Government International Bond	5.00%		06/15/2045	534,580
1,600,000	Colombia Government International Bond	4.13%		05/15/2051	1,526,144
1,400,000	Dominican Republic International Bond	5.30	% (a)	01/21/2041	1,380,750
900,000	Dominican Republic International Bond	5.88%		01/30/2060	865,350
400,000	Indonesia Government International Bond	3.38%		04/15/2023	420,588
700,000	Indonesia Government International Bond	4.35%		01/11/2048	762,562
1,500,000	Indonesia Government International Bond	3.70%		10/30/2049	1,529,546
1,700,000	Mexico Government International Bond	4.60%		02/10/2048	1,747,524
900,000	Mexico Government International Bond	4.50%		01/31/2050	914,157
1,800,000	Mexico Government International Bond	3.77%		05/24/2061	1,597,275
500,000	Panama Government International Bond	4.30%		04/29/2053	538,670
1,900,000	Panama Government International Bond	3.87%		07/23/2060	1,884,933
800,000	Perusahaan Penerbit	3.80%		06/23/2050	812,928
2,250,000	Peruvian Government International Bond	2.78%		01/23/2031	2,257,785
850,000	Peruvian Government International Bond	3.30%		03/11/2041	830,475
2,250,000	Peruvian Government International Bond	3.55%		03/10/2051	2,199,308
350,000	Peruvian Government International Bond	2.78%		12/01/2060	289,807
800,000	Philippine Government International Bond	2.46%		05/05/2030	810,600
1,100,000	Philippine Government International Bond	1.65%		06/10/2031	1,041,792
1,100,000	Philippine Government International Bond	3.70%		03/01/2041	1,152,493
1,700,000	Philippine Government International Bond	3.70%		02/02/2042	1,780,787
400,000	Philippine Government International Bond	2.95%		05/05/2045	375,309
400,000	Philippine Government International Bond	2.65%		12/10/2045	360,539
800,000	Qatar Government International Bond	3.38%		03/14/2024	859,657
500,000	Saudi Government International Bond	2.38%		10/26/2021	505,550
800,000	Saudi Government International Bond	2.88%		03/04/2023	832,608
1,000,000	Saudi Government International Bond	2.90	% (a)	10/22/2025	1,061,801
200,000	Saudi Government International Bond	3.75%		01/21/2055	196,512
3,650,000	Saudi Government International Bond	3.45%		02/02/2061	3,366,778
1,550,000	State of Israel	3.38%		01/15/2050	1,569,375

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $42,635,723)					42,560,228

Non-Agency Commercial Mortgage Backed Obligations—14.4%
689,000	20 Times Square Trust, Series 2018-20TS-F	3.10	% (a)(e)	05/15/2035	663,713
658,000	20 Times Square Trust, Series 2018-20TS-G	3.10	% (a)(e)	05/15/2035	604,128
30,919,820	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1-XA	0.97	% (a)(e)(j)	05/15/2053	2,209,552
1,000,000	Arbor Realty Ltd., Series 2019-FL1-B (1 Month LIBOR USD + 1.70%)	1.81	% (a)	05/15/2037	1,002,190
1,216,000	Arbor Realty Ltd., Series 2020-FL1-B (1 Month LIBOR USD + 1.80%, 1.80% Floor)	1.91	% (a)	02/15/2035	1,219,156
1,017,000	AREIT Trust, Series 2019-CRE3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.76	% (a)	09/14/2036	1,005,712
1,532,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.16	% (a)	12/15/2036	1,456,766
1,898,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.51	% (a)	06/15/2035	1,840,530
1,399,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.46	% (a)	03/15/2036	1,386,757
11,616,220	BANK, Series 2017-BNK5-XA	1.06	% (e)(j)	06/15/2060	508,125
60,714,754	BANK, Series 2018-BN11-XA	0.48	% (e)(j)	03/15/2061	1,749,326
465,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.61	% (a)	08/15/2036	422,356
240,000	BBCMS Mortgage Trust, Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	2.50	% (a)	07/15/2037	237,450
1,958,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.55%, 3.55% Floor)	3.66	% (a)	07/15/2037	1,908,703
956,000	BBCMS Mortgage Trust, Series 2018-TALL-E (1 Month LIBOR USD + 2.44%, 2.44% Floor)	2.54	% (a)	03/15/2037	919,399
1,675,000	BBCMS Mortgage Trust, Series 2019-BWAY-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	2.96	% (a)	11/15/2034	1,562,813
1,430,000	BB-UBS Trust, Series 2012-TFT-TE	3.56	% (a)(b)(e)	06/05/2030	1,178,250
1,216,000	BDS Ltd., Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.86	% (a)	08/15/2036	1,211,136
1,678,000	BFLD, Series 2019-DPLO-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	2.65	% (a)	10/15/2034	1,641,153
1,781,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	07/15/2035	1,776,313
1,661,100	BHP Trust, Series 2019-BXHP-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	1.88	% (a)	08/15/2036	1,662,855
925,000	Bsprt Issuer Ltd., Series 2018-FL4-D (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.86	% (a)	09/15/2035	918,224
487,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	1.43	% (a)	03/15/2037	487,691
2,000,000	BX Commercial Mortgage Trust, Series 2019-IMC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	04/15/2034	1,978,732
2,229,000	BX Commercial Mortgage Trust, Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.01	% (a)	04/15/2034	2,174,544
458,122	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26	% (a)	07/15/2034	459,713
289,799	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.16	% (a)	07/15/2034	290,521
710,600	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26	% (a)	07/15/2034	713,523
1,685,550	BX Trust, Series 2017-SLCT-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.36	% (a)	07/15/2034	1,692,454
611,000	BX Trust, Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	2.08	% (a)	05/15/2035	610,881
530,000	BX Trust, Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	2.53	% (a)	05/15/2035	529,187
367,000	BX Trust, Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	3.03	% (a)	05/15/2035	364,662
2,250,000	BX Trust, Series 2019-CALM-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.11	% (a)	11/15/2032	2,248,847
2,360,189	BX Trust, Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	08/15/2036	2,324,308
2,115,000	Carbon Capital Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	2.96	% (a)	10/15/2035	2,022,384
9,358,993	CD Commercial Mortgage Trust, Series 2017-CD3-XA	1.01	% (e)(j)	02/10/2050	430,530
4,236,501	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.65	% (e)(j)	05/10/2058	282,209
9,187,751	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.59	% (e)(j)	06/15/2050	618,345
22,058,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-X	1.63	% (a)(e)(j)	02/15/2033	557,417
212,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	3.85	% (a)	11/15/2036	213,053
1,714,716	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	0.99	% (e)(j)	10/10/2047	49,463
90,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.42	% (a)(e)	02/10/2048	87,713
2,470,443	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.95	% (e)(j)	07/10/2049	180,255
530,000	Citigroup Commercial Mortgage Trust, Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.91	% (a)	12/15/2036	510,844
1,040,000	Citigroup Commercial Mortgage Trust, Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.65% Floor)	3.76	% (a)	12/15/2036	993,434
2,051,000	Citigroup Commercial Mortgage Trust, Series 2019-SST2-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.11	% (a)	12/15/2036	2,054,787
1,216,000	CLNC Ltd., Series 2019-FL1-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	08/20/2035	1,214,152
2,448,769	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.65	% (e)(j)	08/10/2046	34,449
985,280	Commercial Mortgage Pass-Through Certificates, Series 2014-CR17-XA	0.97	% (e)(j)	05/10/2047	23,368
11,744,816	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-XA	0.83	% (e)(j)	08/10/2048	361,875
6,962,324	Commercial Mortgage Pass-Through Certificates, Series 2015-CR27-XA	0.92	% (e)(j)	10/10/2048	247,505
1,227,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.31	% (e)	02/10/2048	1,201,679
2,017,710	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.02	% (e)(j)	02/10/2048	57,492
815,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-C	4.34	% (e)	07/10/2048	835,423
10,508,217	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-XA	0.69	% (e)(j)	07/10/2048	256,643
406,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.62	% (e)	10/10/2048	437,105
3,396,433	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	0.96	% (e)(j)	02/10/2049	128,066
2,228,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.18% Floor)	2.28	% (a)	09/15/2033	2,190,607
900,000	Commercial Mortgage Pass-Through Certificates, Series 2021-LBA-G (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.80	% (a)	03/15/2038	903,093
2,692	Credit Suisse Commercial Mortgage Trust, Series 2007-C1-AM	5.42%		02/15/2040	2,829
1,974,822	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.54	% (a)(e)(j)	09/15/2037	42,294
2,134,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.76	% (a)	05/15/2036	2,138,743
2,376,281	CSAIL Commercial Mortgage Trust, Series 2015-C1-XA	0.83	% (e)(j)	04/15/2050	62,043
45,143,957	CSAIL Commercial Mortgage Trust, Series 2018-CX12-XA	0.61	% (e)(j)	08/15/2051	1,598,606
32,972,000	CSAIL Commercial Mortgage Trust, Series 2021-C20-XA	1.17	% (e)(j)	03/15/2054	2,730,312
18,269,000	CSAIL Commercial Mortgage Trust, Series 2021-C20-XD	1.60	% (a)(e)(j)	03/15/2054	2,230,097
1,084,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	3.41	% (a)	07/15/2032	995,694
2,477,000	CSMC Trust, Series 2020-FACT-D (1 Month LIBOR USD + 3.71%, 3.71% Floor)	3.82	% (a)	10/15/2037	2,516,454
1,898,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.45%, 2.45% Floor)	2.56	% (a)	06/15/2033	1,810,741
1,980,649	DBGS Mortgage Trust, Series 2018-BIOD-F (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.11	% (a)	05/15/2035	1,979,282
1,216,000	Exantas Capital Corporation Ltd., Series 2020-RSO8-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.86	% (a)	03/15/2035	1,220,958
2,264,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	3.96	% (a)(e)	12/10/2036	2,254,318
699,936	FREMF Mortgage Trust, Series 2015-KF08-B (1 Month LIBOR USD + 4.85%, 4.85% Floor)	4.97	% (a)	02/25/2022	700,719
699,992	FREMF Mortgage Trust, Series 2016-KF18-B (1 Month LIBOR USD + 5.50%, 5.50% Floor)	5.62	% (a)	05/25/2026	700,981
107,692	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	5.17	% (a)	07/25/2023	109,289
571,425	FREMF Mortgage Trust, Series 2017-KF27-B (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.47	% (a)	12/25/2026	570,894
700,003	FREMF Mortgage Trust, Series 2017-KF28-B (1 Month LIBOR USD + 4.00%, 4.00% Floor)	4.12	% (a)	01/25/2024	701,011
700,066	FREMF Mortgage Trust, Series 2017-KF30-B (1 Month LIBOR USD + 3.25%, 3.25% Floor)	3.37	% (a)	03/25/2027	699,740
1,842,375	FREMF Mortgage Trust, Series 2017-KF34-B (1 Month LIBOR USD + 2.70%, 2.55% Floor)	2.82	% (a)	08/25/2024	1,846,796
853,215	FREMF Mortgage Trust, Series 2018-KF44-B (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.27	% (a)	02/25/2025	853,432
1,181,393	FREMF Mortgage Trust, Series 2018-KF49-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.02	% (a)	06/25/2025	1,163,139
439,254	FREMF Mortgage Trust, Series 2019-KF61-B (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.32	% (a)	04/25/2029	439,625
2,488,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.24	% (a)	12/15/2036	2,386,324
1,216,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.71	% (a)	09/15/2037	1,214,176
2,500,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.11	% (a)	09/15/2037	2,499,860
2,370,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.51	% (a)	09/15/2037	2,330,895
1,509,000	GS Mortgage Securities Corporation Trust, Series 2018-RIVR-E (1 Month LIBOR USD + 1.55%, 1.55% Floor)	1.66	% (a)	07/15/2035	1,419,734
2,435,271	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.49	% (e)(j)	02/10/2046	54,708
7,902,009	GS Mortgage Securities Corporation, Series 2014-GC24-XA	0.73	% (e)(j)	09/10/2047	162,909
850,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.21	% (a)	07/15/2031	816,647
850,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.91	% (a)	07/15/2031	799,632
850,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.93% Floor)	4.03	% (a)	07/15/2031	742,609
2,302,000	GS Mortgage Securities Corporation, Series 2019-SOHO-E (1 Month LIBOR USD + 1.87%, 1.88% Floor)	1.98	% (a)	06/15/2036	2,193,113
146,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.51	% (a)(e)	11/10/2047	101,563
7,113,067	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.76	% (e)(j)	11/10/2048	216,440
5,568,918	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.75	% (e)(j)	05/10/2049	401,956
169,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	4.58	% (a)(e)	03/10/2033	183,314
336,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	4.58	% (a)(e)	03/10/2033	352,716
457,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	4.58	% (a)(e)	03/10/2033	464,384
442,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	4.58	% (a)(e)	03/10/2033	435,597
553,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	4.58	% (a)(e)	03/10/2033	531,811
725,000	GS Mortgage Securities Trust, Series 2019-SMP-E (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.71	% (a)	08/15/2032	673,662
2,377,000	GSCG Trust, Series 2019-600C-E	3.99	% (a)(e)	09/06/2034	2,345,367
433,000	Hilton Orlando Trust, Series 2018-ORL-E (1 Month LIBOR USD + 2.80%, 2.65% Floor)	2.91	% (a)	12/15/2034	432,914
1,853,232	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26	% (a)	11/15/2036	1,778,741
1,263,000	Hunt Ltd., Series 2017-FL1-C (1 Month LIBOR USD + 2.40%)	2.51	% (a)	08/15/2034	1,269,224
502,484	IMT Trust, Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.26	% (a)	06/15/2034	499,321
502,484	IMT Trust, Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%, 2.85% Floor)	2.96	% (a)	06/15/2034	498,155
2,427,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-C20-B	4.40	% (e)	07/15/2047	2,622,611
49,966	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	06/15/2032	49,856
504,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.71	% (a)	06/15/2032	505,144
200,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.21	% (a)	06/15/2032	200,543
64,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.11	% (a)	06/15/2035	64,258
123,057	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9-AMS	5.34%		05/15/2047	99,676
5,750,036	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4-XA	0.68	% (e)(j)	12/15/2049	141,693
1,431,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.01	% (a)(e)	10/05/2031	1,386,864
1,957,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54	% (a)	07/05/2033	2,018,107
766,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-C	4.34	% (a)	05/05/2032	778,379
784,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-D	4.45	% (a)(e)	05/05/2032	799,037
915,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-E	4.45	% (a)(e)	05/05/2032	904,482
960,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-F	4.45	% (a)(e)	05/05/2032	922,686
1,049,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.45	% (a)(e)	05/05/2032	953,589
1,685,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97	% (a)	01/16/2037	1,687,209
1,542,849	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.81	% (e)(j)	02/15/2047	29,627
100,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.47	% (e)	09/15/2047	103,481
150,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.45	% (e)	11/15/2047	149,428
425,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.38	% (e)	01/15/2048	442,774
2,134,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-B	3.99%		10/15/2048	2,213,417
1,115,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.20	% (e)	05/15/2048	1,095,674
4,323,472	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.65	% (e)(j)	05/15/2048	99,621
4,905,655	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.83	% (e)(j)	08/15/2048	152,137
470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.61	% (e)	12/15/2048	496,540
2,555,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-MFP-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.11	% (a)	07/15/2036	2,516,282
2,532,000	LCCM, Series 2017-LC26-C	4.71	% (a)	07/12/2050	2,485,547
1,216,000	LoanCore Issuer Ltd., Series 2019-CRE2-B (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.81	% (a)	05/15/2036	1,218,280
3,427,518	LSTAR Commercial Mortgage Trust, Series 2016-4-XA	1.77	% (a)(e)(j)	03/10/2049	161,660
15,184,956	LSTAR Commercial Mortgage Trust, Series 2017-5-X	0.99	% (a)(e)(j)	03/10/2050	446,394
2,538,000	MFT Trust, Series 2020-ABC-D	3.48	% (a)(e)	02/10/2042	2,358,237
2,500,000	MKT Mortgage Trust, Series 2020-525M-F	2.94	% (a)(e)	02/12/2040	2,221,755
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.52	% (e)	10/15/2047	106,325
360,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.14	% (e)	07/15/2050	374,132
274,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.52	% (e)	12/15/2047	283,740
393,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.31	% (a)	11/15/2034	389,829
590,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.26	% (a)	11/15/2034	576,783
284,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.46	% (a)	11/15/2034	264,969
561,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	1.76	% (a)	07/15/2035	558,994
837,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.66	% (a)	07/15/2035	829,953
561,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.16	% (a)	07/15/2035	547,577
2,489,000	Morgan Stanley Capital Trust, Series 2019-NUGS-F (1 Month LIBOR USD + 2.84%, 4.34% Floor)	4.34	% (a)	12/15/2036	2,337,388
786,391	Motel 6 Trust, Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.26	% (a)	08/15/2034	788,442
1,957,170	Motel 6 Trust, Series 2017-MTL6-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.36	% (a)	08/15/2034	1,968,389
2,500,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.16	% (a)	10/15/2037	2,528,406
1,919,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.31	% (a)	06/15/2035	1,703,887
24,816,848	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-XCP	0.00	% (a)(e)(j)	06/15/2021	248
1,183,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ1	3.50	% (a)(e)	01/15/2037	1,230,807
685,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ2	3.50	% (a)(e)	01/15/2037	700,564
639,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ3	3.50	% (a)(e)	01/15/2037	639,241
1,611,300	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK1	3.25	% (a)(e)	12/15/2036	1,600,133
1,216,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.01	% (a)	02/15/2036	1,217,454
2,521,000	One Market Plaza Trust, Series 2017-1MKT-E	4.14	% (a)	02/10/2032	2,562,403
1,500,000	One New York Plaza Trust, Series 2020-1NYP-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.31	% (a)	01/15/2026	1,519,454
1,573,000	STWD Ltd., Series 2019-FL1-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.46	% (a)	07/15/2038	1,547,046
1,283,167	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.33%, 3.18% Floor)	3.43	% (a)	11/11/2034	1,244,967
1,097,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.70	% (e)	02/15/2051	1,201,336
15,744,749	UBS Commercial Mortgage Trust, Series 2018-C8-XA	0.87	% (e)(j)	02/15/2051	753,167
1,321,442	VMC Finance LLC, Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.76	% (a)	09/15/2036	1,314,845
150,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16-D	3.94	% (a)	08/15/2050	39,376
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/15/2048	99,814
400,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.09	% (e)	05/15/2048	419,342
9,994,748	Wells Fargo Commercial Mortgage Trust, Series 2015-C30-XA	0.89	% (e)(j)	09/15/2058	336,013
5,273,798	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	0.97	% (e)(j)	11/15/2048	194,255
2,143,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC20-B	3.72%		04/15/2050	2,268,642
2,032,160	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.09	% (e)(j)	05/15/2048	70,239
7,003,905	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.66	% (e)(j)	07/15/2058	168,292
2,119,382	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-XA	1.62	% (e)(j)	03/15/2059	137,202
4,832,255	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.61	% (e)(j)	11/15/2049	262,045
14,946,250	Wells Fargo Commercial Mortgage Trust, Series 2017-C38-XA	1.02	% (e)(j)	07/15/2050	726,803
2,423,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C41-C	4.51	% (e)	11/15/2050	2,340,893
2,980,862	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1-XA	1.49	% (e)(j)	01/15/2060	178,511
2,267,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	4.93	% (e)	09/15/2061	2,412,679
1,250,000	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.61	% (a)	02/15/2040	1,263,352
1,250,000	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-E (1 Month LIBOR USD + 3.65%, 3.65% Floor)	3.76	% (a)	02/15/2040	1,268,235
3,238,328	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.03	% (e)(j)	08/15/2047	86,803

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $185,856,958)					179,413,293

Non-Agency Residential Collateralized Mortgage Obligations—21.9%
3,889,279	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2A (1 Month LIBOR USD + 0.09%, 0.09% Floor)	0.20%		01/25/2037	2,866,071
1,578,633	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2D (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.36%		01/25/2037	1,187,229
2,950,579	Alternative Loan Trust, Series 2006-OA6-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor)	0.53%		07/25/2046	2,762,473
1,000,000	AMSR Trust, Series 2020-SFR4-E1	2.21	% (a)	11/17/2037	990,774
8,388,653	APS Resecuritization Trust, Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.05	% (a)	10/27/2046	7,062,888
2,398,412	Bayview Koitere Fund Trust, Series 2018-SBR4-A1	4.38	% (a)(c)	06/28/2033	2,435,709
1,485,285	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2-2A1	3.22	% (e)	07/25/2036	1,434,462
949,026	Bear Stearns Alt-A Trust, Series 2006-4-22A1	3.43	% (e)	08/25/2036	835,485
2,313,286	Chase Mortgage Finance Trust, Series 2007-S4-A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.71%		06/25/2037	804,998
5,945,079	CHL Mortgage Pass-Through Trust, Series 2007-14-A19	6.00%		09/25/2037	4,509,336
4,468,471	CHL Mortgage Pass-Through Trust, Series 2007-9-A13	5.75%		07/25/2037	3,480,975
8,688,000	CHL Mortgage Pass-Through Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	2.86	% (a)	05/25/2023	8,657,818
971,251	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	961,806
348,214	Countrywide Alternative Loan Trust, Series 2005-75CB-A3	5.50%		01/25/2036	303,046
577,492	Countrywide Alternative Loan Trust, Series 2006-23CB-2A2	6.50%		08/25/2036	305,664
381,481	Countrywide Alternative Loan Trust, Series 2007-15CB-A7	6.00%		07/25/2037	320,823
560,270	Countrywide Alternative Loan Trust, Series 2008-1R-2A3	6.00%		08/25/2037	390,708
280,638	Countrywide Home Loans, Series 2005-HYB9-3A2A (12 Month LIBOR USD + 1.75%, 11.00% Cap)	2.20%		02/20/2036	249,673
303,585	Countrywide Home Loans, Series 2007-14-A15	6.50%		09/25/2037	241,536
603,413	Countrywide Home Loans, Series 2007-HY1-1A1	2.79	% (e)	04/25/2037	589,434
321,483	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-2-A5A	6.58	% (k)	09/25/2036	153,346
482,329	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-6A9	5.50%		11/25/2035	310,806
260,762	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-9-5A9	5.50%		10/25/2035	208,739
1,368,044	Credit Suisse Mortgage Capital Certificates, Series 2011-12R-3A5	2.53	% (a)(e)	07/27/2036	1,324,046
77,508	Credit Suisse Mortgage Capital Certificates, Series 2011-5R-6A9	3.20	%(a)(e)	11/27/2037	78,129
7,700,000	CSMC Trust	3.27	% (a)(e)	03/25/2059	7,627,963
152,825	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-1A2	6.49	% (a)(e)	07/27/2037	141,080
277,474	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01	% (e)	10/25/2036	272,810
15,000,000	FMC GMSR Issuer Trust, Series 2019-GT1-A	5.07	% (a)(e)	05/25/2024	15,109,225
500,000	GCAT LLC, Series 2019-NQM3-B1	3.95	% (a)(e)	11/25/2059	506,923
13,673,427	Home Partners of America Trust, Series 2019-2-F	3.87	% (a)	10/19/2039	13,414,598
1,054,044	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	0.38%		02/25/2037	989,822
1,732,294	IndyMac Mortgage Loan Trust, Series 2006-AR19-2A1	3.33	% (e)	08/25/2036	1,622,375
482,460	JP Morgan Mortgage Trust, Series 2005-S3-1A2	5.75%		01/25/2036	331,043
499,059	JP Morgan Mortgage Trust, Series 2007-A2-4A1M	3.10	% (e)	04/25/2037	461,633
3,300,000	Legacy Mortgage Asset Trust, Series 2021-GS1-A2	3.84	% (a)(c)	10/25/2066	3,323,618
137,008	Lehman Mortgage Trust, Series 2006-1-1A3	5.50%		02/25/2036	109,587
7,124,066	Lehman Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	0.51%		06/25/2046	7,102,549
3,000,000	loanDepot GMSR Master Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.91	% (a)	10/16/2023	2,995,564
97,094	MASTR Adjustable Rate Mortgages Trust, Series 2006-2-2A1	2.62	% (e)	04/25/2036	74,949
307,934	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A7	6.00%		03/25/2037	181,031
627,553	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1-AF2C	6.25%		08/25/2036	390,360
20,444,132	Merrill Lynch Mortgage Investors Trust, Series 2006-HE6-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.39%		11/25/2037	14,131,941
6,062,085	Morgan Stanley Mortgage Loan Trust, Series 2005-7-3A1	4.91	% (e)	11/25/2035	5,021,821
101,563	Morgan Stanley Mortgage Loan Trust, Series 2005-7-4A1	5.50%		11/25/2035	84,651
343,847	Morgan Stanley Mortgage Loan Trust, Series 2006-2-7A1	5.52	% (e)	02/25/2036	272,644
541,037	Morgan Stanley Mortgage Loan Trust, Series 2007-8XS-A1	5.75	% (e)	04/25/2037	348,035
10,603,450	Morgan Stanley Resecuritization Trust, Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.34	% (a)(b)	12/26/2046	10,060,931
3,004,806	New Century Home Equity Loan Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.18%, 0.18% Floor, 12.50% Cap)	0.29%		05/25/2036	2,921,979
4,612,885	New Residential Mortgage Loan Trust, Series 2018-FNT2-B	4.09	% (a)	07/25/2054	4,621,673
11,614,040	NovaStar Mortgage Funding Trust Series, Series 2006-3-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.43%		10/25/2036	9,143,976
12,853,914	PMT Credit Risk Transfer Trust, Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.86	% (a)	05/27/2023	12,731,311
1,212,186	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	2.81	% (a)	10/27/2022	1,215,200
500,000	PMT Credit Risk Transfer Trust, Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	0.01	% (a)	03/25/2026	501,104
17,600,000	PNMAC GMSR Trust, Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	2.46	% (a)	04/25/2023	17,459,013
3,100,000	Progress Residential Trust, Series 2019-SFR4-F	3.68	% (a)	10/17/2036	3,158,320
1,100,000	Progress Residential Trust, Series 2021-SFR1-G	3.86	% (a)	04/17/2038	1,098,112
7,500,000	Progress Residential Trust, Series 2021-SFR2-F	3.40	% (a)	04/19/2038	7,560,690
6,638,947	PRPM LLC, Series 2019-GS1-A2	4.75	% (a)(e)	10/25/2024	6,661,757
3,000,000	PRPM LLC, Series 2021-2-A2	3.77	% (a)(e)	03/25/2024	3,024,012
421,007	Residential Accredit Loans, Inc., Series 2006-QS12-2A3	6.00%		09/25/2036	413,270
1,738,942	Residential Asset Securitization Trust, Series 2005-A15-5A2	5.75%		02/25/2036	1,131,245
380,985	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	237,296
4,154,655	Residential Funding Mortgage Securities Trust, Series 2006-S8-A10	6.00%		09/25/2036	3,877,988
5,750,000	Residential Mortgage Loan Trust, Series 2020-1-B1	3.95	% (a)(e)	02/25/2024	5,792,606
5,859,305	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.26%		06/25/2037	4,757,948
8,259,000	Spruce Hill Mortgage Loan Trust, Series 2020-SH2-M1	4.33	% (a)(e)	06/25/2055	8,289,864
1,000,000	Stanwich Mortgage Loan Company, Series 2019-NPB1-A2	4.50	% (a)(c)	08/15/2024	1,000,229
1,147,487	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.14	% (e)	12/25/2035	1,112,827
9,217,200	Structured Asset Securities Corporation Mortgage Loan Trust, Series 2007-OSI-A4 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.31%		06/25/2037	7,345,533
6,798,922	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.31	% (a)	03/25/2037	5,598,090
13,554,246	TBW Mortgage Backed Pass Through, Series 2006-3-4A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	0.51%		07/25/2036	619,172
13,554,334	TBW Mortgage Backed Pass Through, Series 2006-3-4A3 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	6.99	% (j)(l)	07/25/2036	2,266,207
5,000,000	Tricon American Homes Trust, Series 2019-SFR1-F	3.75	% (a)	03/17/2038	5,086,829
3,123,809	Velocity Commercial Capital Loan Trust, Series 2018-2-M2	4.51	% (a)(e)	10/26/2048	3,227,407
782,779	Velocity Commercial Capital Loan Trust, Series 2018-2-M3	4.72	% (a)(e)	10/26/2048	802,599
1,615,702	Velocity Commercial Capital Loan Trust, Series 2019-1-M5	5.70	% (a)(e)	03/25/2049	1,639,613
3,258,906	Velocity Commercial Capital Loan Trust, Series 2019-2-M4	3.99	% (a)(e)	07/25/2049	3,229,762
3,100,000	Verus Securitization Trust, Series 2019-INV3-B1	3.73	% (a)(e)	11/25/2059	3,105,352
7,907,819	Verus Securitization Trust, Series 2020-NPL1-A1	3.60	% (a)(c)	08/25/2050	7,946,594
3,000,000	Verus Securitization Trust, Series 2021-R2-B1	3.25	% (a)(e)	02/25/2064	3,022,788
790,624	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-2-4CB	6.00%		03/25/2036	807,943
409,549	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	407,057
4,534,286	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2007-2-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.41%		04/25/2037	3,844,490

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $278,886,427)					272,700,983

US Corporate Bonds—7.8%
250,000	Academy Ltd.	6.00	% (a)	11/15/2027	263,750
690,000	Acrisure LLC	4.25	% (a)	02/15/2029	679,443
435,000	Advanced Drainage Systems, Inc.	5.00	% (a)	09/30/2027	457,242
50,000	Aethon United Finance Corporation	8.25	% (a)	02/15/2026	51,844
230,000	Air Methods Corporation	8.00	% (a)	05/15/2025	216,775
220,000	Albertsons LLC	3.50	% (a)	03/15/2029	209,636
400,000	Alliant Holdings Intermediate LLC	6.75	% (a)	10/15/2027	426,424
205,000	Allied Universal Holding Company	6.63	% (a)	07/15/2026	217,783
475,000	Allied Universal Holding Company	9.75	% (a)	07/15/2027	521,996
680,000	American Airlines, Inc.	5.75	% (a)	04/20/2029	724,132
250,000	American Axle & Manufacturing, Inc.	6.25%		03/15/2026	256,375
239,000	Antero Midstream Partners LP	5.75	% (a)	03/01/2027	239,501
120,000	Apache Corporation	4.63%		11/15/2025	123,786
225,000	Apache Corporation	4.38%		10/15/2028	224,662
85,000	Arches Buyer, Inc.	4.25	% (a)	06/01/2028	85,006
590,000	Arconic Corporation	6.13	% (a)	02/15/2028	629,456
555,000	Ardagh Packaging Finance, Inc.	4.00	% (a)	09/01/2029	554,789
476,000	Asbury Automotive Group, Inc.	4.50%		03/01/2028	488,095
86,000	Asbury Automotive Group, Inc.	4.75%		03/01/2030	88,945
185,000	Ascend Learning LLC	6.88	% (a)	08/01/2025	190,299
580,000	Ascend Learning LLC	6.88	% (a)	08/01/2025	596,614
250,000	ASGN, Inc.	4.63	% (a)	05/15/2028	258,342
675,000	AssuredPartners, Inc.	7.00	% (a)	08/15/2025	699,783
40,000	AssuredPartners, Inc.	5.63	% (a)	01/15/2029	40,810
105,000	Austin BidCo, Inc.	7.13	% (a)	12/15/2028	107,034
165,000	Avantor, Inc.	4.63	% (a)	07/15/2028	172,526
445,000	Avaya, Inc.	6.13	% (a)	09/15/2028	473,231
385,000	Axalta Coating Systems LLC	4.75	% (a)	06/15/2027	402,922
185,000	B&G Foods, Inc.	5.25%		09/15/2027	192,689
110,000	Banff Merger Sub, Inc.	9.75	% (a)	09/01/2026	117,304
545,000	Bausch Health Companies, Inc.	7.00	% (a)	01/15/2028	592,546
210,000	Bausch Health Companies, Inc.	6.25	% (a)	02/15/2029	223,524
315,000	Bausch Health Companies, Inc.	5.25	% (a)	01/30/2030	316,991
570,000	Beacon Roofing Supply, Inc.	4.88	% (a)	11/01/2025	583,860
150,000	Blue Racer Midstream LLC	7.63	% (a)	12/15/2025	161,939
25,000	Boxer Parent Company, Inc.	7.13	% (a)	10/02/2025	26,848
515,000	Boyd Gaming Corporation	4.75%		12/01/2027	525,869
360,000	Boyne USA, Inc.	7.25	% (a)	05/01/2025	375,345
125,000	Builders FirstSource, Inc.	6.75	% (a)	06/01/2027	134,687
125,000	BY Crown Parent LLC	4.25	% (a)	01/31/2026	129,960
400,000	Cablevision Lightpath LLC	3.88	% (a)	09/15/2027	396,500
400,000	Cablevision Lightpath LLC	5.63	% (a)	09/15/2028	406,630
210,000	Calpine Corporation	4.50	% (a)	02/15/2028	212,079
130,000	Calpine Corporation	5.13	% (a)	03/15/2028	130,788
210,000	Calpine Corporation	4.63	% (a)	02/01/2029	204,916
225,000	Carnival Corporation	11.50	% (a)	04/01/2023	258,234
250,000	Carnival Corporation	5.75	% (a)	03/01/2027	256,875
220,000	Carvana Corporation	5.63	% (a)	10/01/2025	225,962
385,000	Castle US Holding Corporation	9.50	% (a)	02/15/2028	393,422
305,000	Catalent Pharma Solutions, Inc.	5.00	% (a)	07/15/2027	320,003
245,000	Catalent Pharma Solutions, Inc.	3.13	% (a)	02/15/2029	235,506
1,005,000	CCO Holdings LLC	4.75	% (a)	03/01/2030	1,042,687
295,000	CCO Holdings LLC	4.50	% (a)	08/15/2030	301,034
420,000	Cedar Fair LP	5.25%		07/15/2029	432,424
350,000	Cengage Learning, Inc.	9.50	% (a)	06/15/2024	357,219
500,000	Centene Corporation	5.38	% (a)	08/15/2026	528,700
140,000	Centene Corporation	3.00%		10/15/2030	139,943
265,000	Centene Corporation	2.50%		03/01/2031	253,412
270,000	Century Communities, Inc.	6.75%		06/01/2027	287,778
310,000	CenturyLink, Inc.	5.13	% (a)	12/15/2026	326,935
280,000	CenturyLink, Inc.	4.00	% (a)	02/15/2027	286,384
595,000	Cheniere Energy Partners LP	5.63%		10/01/2026	623,203
270,000	Chesapeake Energy Corporation	5.88	% (a)	02/01/2029	286,706
290,000	CHS/Community Health Systems, Inc.	6.00	% (a)	01/15/2029	307,037
205,000	CHS/Community Health Systems, Inc.	6.88	% (a)	04/15/2029	214,865
270,000	CHS/Community Health Systems, Inc.	4.75	% (a)	02/15/2031	264,100
490,000	Clean Harbors, Inc.	4.88	% (a)	07/15/2027	517,778
110,000	Clean Harbors, Inc.	5.13	% (a)	07/15/2029	117,102
55,000	Clear Channel Outdoor Holdings, Inc.	7.75	% (a)	04/15/2028	54,498
80,000	Clear Channel Worldwide Holdings, Inc.	9.25%		02/15/2024	83,374
305,000	Clearway Energy Operating LLC	4.75	% (a)	03/15/2028	317,606
407,000	CNX Midstream Partners LP	6.50	% (a)	03/15/2026	415,140
125,000	CNX Resources Corporation	6.00	% (a)	01/15/2029	130,132
150,000	CommScope Technologies LLC	5.00	% (a)	03/15/2027	148,876
270,000	Consolidated Communications, Inc.	5.00	% (a)	10/01/2028	272,781
230,000	Constellation Merger Sub, Inc.	8.50	% (a)	09/15/2025	217,613
480,000	Cornerstone Building Brands, Inc.	6.13	% (a)	01/15/2029	512,100
380,000	CRC Issuer LLC	5.25	% (a)	10/15/2025	381,900
375,000	Credit Acceptance Corporation	6.63%		03/15/2026	395,625
100,000	Crowdstrike Holdings, Inc.	3.00%		02/15/2029	97,895
645,000	CSC Holdings LLC	5.75	% (a)	01/15/2030	680,152
200,000	CSC Holdings LLC	4.63	% (a)	12/01/2030	197,000
495,000	CSI Compressco LP	7.50	% (a)	04/01/2025	503,972
230,000	Dana Financing Ltd.	5.75	% (a)	04/15/2025	237,331
100,000	Dana, Inc.	5.38%		11/15/2027	105,187
205,000	DaVita, Inc.	4.63	% (a)	06/01/2030	209,123
195,000	Dealer Tire LLC	8.00	% (a)	02/01/2028	206,212
95,000	Delta Air Lines, Inc.	7.00	% (a)	05/01/2025	109,515
305,000	Delta Air Lines, Inc.	4.75	% (a)	10/20/2028	331,923
250,000	Diamond Sports Group LLC	5.38	% (a)	08/15/2026	180,312
300,000	DISH DBS Corporation	5.88%		11/15/2024	314,185
138,000	Dun & Bradstreet Corporation	6.88	% (a)	08/15/2026	147,601
96,000	Dun & Bradstreet Corporation	10.25	% (a)	02/15/2027	107,382
295,000	EES Finance Corporation	8.13%		05/01/2025	272,475
270,000	Eldorado Resorts, Inc.	6.25	% (a)	07/01/2025	288,163
295,000	Embarq Corporation	8.00%		06/01/2036	340,271
95,000	Emergent BioSolutions, Inc.	3.88	% (a)	08/15/2028	93,041
140,000	Encompass Health Corporation	4.50%		02/01/2028	143,613
45,000	Encompass Health Corporation	4.75%		02/01/2030	46,368
310,000	Encompass Health Corporation	4.63%		04/01/2031	321,237
150,000	Endeavor Energy Resources LP	6.63	% (a)	07/15/2025	160,545
230,000	Endo Finance LLC	6.13	% (a)	04/01/2029	232,300
325,000	Endure Digital, Inc.	6.00	% (a)	02/15/2029	318,061
145,000	Envision Healthcare Corporation	8.75	% (a)	10/15/2026	107,816
255,000	EQM Midstream Partners LP	4.75	% (a)	01/15/2031	247,669
245,000	EQT Corporation	8.50%		02/01/2030	312,755
301,000	ESH Hospitality, Inc.	5.25	% (a)	05/01/2025	307,464
220,000	Ferrellgas Escrow LLC	5.38	% (a)	04/01/2026	219,076
460,000	Flex Acquisition Company, Inc.	6.88	% (a)	01/15/2025	468,142
130,000	Ford Motor Company	9.00%		04/22/2025	157,612
320,000	Ford Motor Company	7.45%		07/16/2031	404,066
545,000	Ford Motor Credit Company LLC	3.38%		11/13/2025	554,946
400,000	Ford Motor Credit Company LLC	4.39%		01/08/2026	420,992
365,000	Front Range BidCo, Inc.	4.00	% (a)	03/01/2027	359,089
315,000	Front Range BidCo, Inc.	6.13	% (a)	03/01/2028	323,811
590,000	Frontdoor, Inc.	6.75	% (a)	08/15/2026	629,087
120,000	Frontier Communications Corporation	8.50	% (g)	04/15/2021	79,500
220,000	Frontier Communications Corporation	7.13	% (g)	01/15/2023	142,862
85,000	Frontier Communications Corporation	5.88	% (a)	10/15/2027	90,259
165,000	Frontier Communications Corporation	5.00	% (a)	05/01/2028	168,342
105,000	Frontier Communications Corporation	6.75	% (a)	05/01/2029	110,940
110,000	Full House Resorts, Inc.	8.25	% (a)	02/15/2028	117,458
430,000	Gates Global LLC	6.25	% (a)	01/15/2026	451,143
250,000	GCI LLC	4.75	% (a)	10/15/2028	256,406
660,000	Genting New York LLC	3.30	% (a)	02/15/2026	660,330
348,989	Global Aircraft Leasing Company (7.25% PIK)	6.50	% (a)	09/15/2024	335,117
475,000	Gogo Intermediate Holdings LLC	9.88	% (a)	05/01/2024	500,828
240,000	Golden Entertainment, Inc.	7.63	% (a)	04/15/2026	256,012
470,000	Golden Nugget, Inc.	6.75	% (a)	10/15/2024	475,837
185,000	Golden Nugget, Inc.	8.75	% (a)	10/01/2025	195,869
125,000	GrafTech Finance, Inc.	4.63	% (a)	12/15/2028	126,094
225,000	Gray Television, Inc.	7.00	% (a)	05/15/2027	244,969
305,000	Griffon Corporation	5.75%		03/01/2028	324,825
350,000	Group 1 Automotive, Inc.	4.00	% (a)	08/15/2028	348,250
220,000	GTT Communications, Inc.	7.88	% (a)	12/31/2024	37,125
400,000	Gulfport Energy Corporation	6.38	% (g)	05/15/2025	361,250
374,000	Hess Midstream Operations LP	5.63	% (a)	02/15/2026	385,921
115,000	Hess Midstream Operations LP	5.13	% (a)	06/15/2028	116,552
225,000	Hexion, Inc.	7.88	% (a)	07/15/2027	242,353
425,000	HilCorporationEnergy LP	6.25	% (a)	11/01/2028	438,547
195,000	Hillman Group, Inc.	6.38	% (a)	07/15/2022	195,366
230,000	Hill-Rom Holdings, Inc.	4.38	% (a)	09/15/2027	237,475
15,000	Hilton Domestic Operating Company, Inc.	5.38	% (a)	05/01/2025	15,825
20,000	Hilton Domestic Operating Company, Inc.	5.75	% (a)	05/01/2028	21,563
600,000	Horizon Pharma USA, Inc.	5.50	% (a)	08/01/2027	641,514
585,000	IAA, Inc.	5.50	% (a)	06/15/2027	614,616
300,000	Icahn Enterprises LP	5.25%		05/15/2027	310,500
55,000	iHeartCommunications, Inc.	8.38%		05/01/2027	59,056
175,000	iHeartCommunications, Inc.	5.25	% (a)	08/15/2027	180,302
325,000	Illuminate Buyer LLC	9.00	% (a)	07/01/2028	366,129
260,000	Indigo Natural Resources LLC	5.38	% (a)	02/01/2029	256,642
335,000	Installed Building Products, Inc.	5.75	% (a)	02/01/2028	351,268
510,000	IRB Holding Corporation	6.75	% (a)	02/15/2026	528,487
145,000	Iron Mountain, Inc.	4.88	% (a)	09/15/2029	146,950
350,000	Iron Mountain, Inc.	4.50	% (a)	02/15/2031	346,447
235,000	iStar, Inc.	4.75%		10/01/2024	244,912
125,000	Jaguar Holding Company	5.00	% (a)	06/15/2028	130,344
165,000	JBS Finance, Inc.	5.50	% (a)	01/15/2030	182,944
455,000	JELD-WEN, Inc.	4.63	% (a)	12/15/2025	462,346
315,000	KAR Auction Services, Inc.	5.13	% (a)	06/01/2025	321,079
345,000	Kraft Heinz Foods Company	5.00%		07/15/2035	397,687
935,000	Kraft Heinz Foods Company	5.20%		07/15/2045	1,083,709
510,000	Kraton Polymers LLC	4.25	% (a)	12/15/2025	512,550
335,000	Kratos Defense & Security Solutions, Inc.	6.50	% (a)	11/30/2025	353,179
300,000	LBM Acquisition LLC	6.25	% (a)	01/15/2029	309,375
155,000	LD Holdings Group LLC	6.50	% (a)	11/01/2025	162,750
165,000	LD Holdings Group LLC	6.13	% (a)	04/01/2028	167,458
220,000	Legends Hospitality Holding Company LLC	5.00	% (a)	02/01/2026	224,125
115,000	Level 3 Financing, Inc.	3.75	% (a)	07/15/2029	112,688
240,000	LifePoint Health, Inc.	4.38	% (a)	02/15/2027	235,800
195,000	LifePoint Health, Inc.	5.38	% (a)	01/15/2029	192,319
360,000	Lions Gate Capital Holdings LLC	6.38	% (a)	02/01/2024	371,477
550,000	Lions Gate Capital Holdings LLC	5.50	% (a)	04/15/2029	551,435
680,000	Live Nation Entertainment, Inc.	5.63	% (a)	03/15/2026	707,268
130,000	Live Nation Entertainment, Inc.	6.50	% (a)	05/15/2027	144,466
200,000	Logan Merger Sub, Inc.	5.50	% (a)	09/01/2027	209,626
245,000	LSF9 Atlantis Holdings LLC	7.75	% (a)	02/15/2026	251,328
285,000	M/I Homes, Inc.	4.95%		02/01/2028	295,687
440,000	Marriott Ownership Resorts, Inc.	6.50%		09/15/2026	460,282
470,000	Masonite International Corporation	5.75	% (a)	09/15/2026	490,473
120,000	Match Group, Inc.	4.63	% (a)	06/01/2028	122,836
360,000	Matterhorn Merger Sub LLC	8.50	% (a)	06/01/2026	369,549
430,000	MGM Growth Properties Operating Partnership LP	5.75%		02/01/2027	474,720
305,000	MGM Resorts International	6.75%		05/01/2025	329,095
335,000	MGM Resorts International	5.75%		06/15/2025	365,778
275,000	Mileage Plus Holdings LLC	6.50	% (a)	06/20/2027	301,812
290,000	Moss Creek Resources Holdings, Inc.	7.50	% (a)	01/15/2026	234,052
425,000	MPH Acquisition Holdings LLC	5.75	% (a)	11/01/2028	414,906
210,000	MPT Operating Partnership LP	5.00%		10/15/2027	221,294
225,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	236,771
240,000	Nabors Industries Ltd.	7.25	% (a)	01/15/2026	199,650
210,000	National FINL Partners Corporation	6.88	% (a)	08/15/2028	218,137
50,000	Nationstar Mortgage Holdings, Inc.	6.00	% (a)	01/15/2027	51,961
240,000	Nationstar Mortgage Holdings, Inc.	5.50	% (a)	08/15/2028	241,422
640,000	Navient Corporation	6.50%		06/15/2022	672,877
225,000	Navient Corporation	5.00%		03/15/2027	225,873
365,000	NCL Corporation, Ltd.	3.63	% (a)	12/15/2024	345,153
255,000	NCL Corporation, Ltd.	5.88	% (a)	03/15/2026	257,932
275,000	NESCO Holdings II, Inc.	5.50	% (a)	04/15/2029	282,439
245,000	Nexstar Broadcasting, Inc.	5.63	% (a)	07/15/2027	257,173
35,000	NFP Corporation	7.00	% (a)	05/15/2025	37,669
415,000	NGL Energy Operating LLC	7.50	% (a)	02/01/2026	427,191
250,000	NGL Energy Partners LP	7.50%		04/15/2026	213,594
185,000	Novelis Corporation	4.75	% (a)	01/30/2030	191,026
685,000	NRG Energy, Inc.	3.63	% (a)	02/15/2031	669,159
590,000	NuStar Logistics LP	6.00%		06/01/2026	637,082
155,000	Occidental Petroleum Corporation	8.00%		07/15/2025	178,220
500,000	Occidental Petroleum Corporation	3.50%		08/15/2029	469,775
355,000	Occidental Petroleum Corporation	6.63%		09/01/2030	399,481
360,000	Occidental Petroleum Corporation	6.13%		01/01/2031	398,187
70,000	OPE KAG Finance Sub, Inc.	7.88	% (a)	07/31/2023	70,000
29,000	Ortho Clinical Diagnostics, Inc.	7.38	% (a)	06/01/2025	31,232
229,000	Ortho-Clinical Diagnostics, Inc.	7.25	% (a)	02/01/2028	251,336
255,000	Ovintiv, Inc.	7.38%		11/01/2031	324,736
335,000	Panther BF Aggregator LP	6.25	% (a)	05/15/2026	356,202
240,000	Panther BF Aggregator LP	8.50	% (a)	05/15/2027	258,696
405,000	Par Petroleum Finance Corporation	7.75	% (a)	12/15/2025	411,581
475,000	Parsley Energy LLC	5.63	% (a)	10/15/2027	515,969
125,000	PBF Holding Company LLC	6.00%		02/15/2028	92,578
132,000	Peabody Energy Corporation (6.00% + 2.50% PIK)	8.50	% (a)	12/31/2024	55,440
460,000	Penn National Gaming, Inc.	5.63	% (a)	01/15/2027	477,195
310,000	PennyMac Financial Services, Inc.	5.38	% (a)	10/15/2025	321,718
165,000	PennyMac Financial Services, Inc.	4.25	% (a)	02/15/2029	158,194
595,000	Performance Food Group, Inc.	5.50	% (a)	10/15/2027	623,316
750,000	PetSmart, Inc.	4.75	% (a)	02/15/2028	767,970
500,000	PetSmart, Inc.	7.75	% (a)	02/15/2029	541,850
340,000	PG&E Corporation	5.00%		07/01/2028	359,652
148,000	PIC AU Holdings LLC	10.00	% (a)	12/31/2024	136,530
435,000	Pike Corporation	5.50	% (a)	09/01/2028	443,700
275,000	Pilgrim’s Pride Corporation	5.88	% (a)	09/30/2027	295,061
105,000	Post Holdings, Inc.	5.50	% (a)	12/15/2029	112,568
420,000	Post Holdings, Inc.	4.63	% (a)	04/15/2030	421,575
255,000	Prime Security Services Borrower LLC	6.25	% (a)	01/15/2028	265,812
175,000	Providence Service Corporation	5.88	% (a)	11/15/2025	184,516
20,000	Rackspace Technology Global, Inc.	5.38	% (a)	12/01/2028	20,374
350,000	Radiate Finance, Inc.	4.50	% (a)	09/15/2026	354,813
75,000	Radiate Finance, Inc.	6.50	% (a)	09/15/2028	79,337
325,000	Radiology Partners, Inc.	9.25	% (a)	02/01/2028	354,656
175,000	Rattler Midstream LP	5.63	% (a)	07/15/2025	183,049
105,000	Real Hero Merger Sub 2, Inc.	6.25	% (a)	02/01/2029	108,544
185,000	Realogy Group LLC	7.63	% (a)	06/15/2025	202,263
190,000	Realogy Group LLC	5.75	% (a)	01/15/2029	187,625
215,000	Rent-A-Center, Inc.	6.38	% (a)	02/15/2029	228,438
228,000	Resideo Funding, Inc.	6.13	% (a)	11/01/2026	240,747
295,000	RP Escrow Issuer LLC	5.25	% (a)	12/15/2025	306,063
120,000	Sabre Global, Inc.	9.25	% (a)	04/15/2025	143,250
360,000	Schweitzer-Mauduit International, Inc.	6.88	% (a)	10/01/2026	382,882
465,000	Science Applications International Corporation	4.88	% (a)	04/01/2028	481,494
410,000	Scientific Games International, Inc.	5.00	% (a)	10/15/2025	425,150
175,000	Scientific Games International, Inc.	8.25	% (a)	03/15/2026	187,986
335,000	Scotts Miracle-Gro Company	4.50%		10/15/2029	346,425
240,000	Scripps Escrow, Inc.	5.88	% (a)	07/15/2027	248,700
90,000	Scripps Escrow, Inc.	3.88	% (a)	01/15/2029	88,594
130,000	Seagate HDD Cayman	3.38	% (a)	07/15/2031	125,151
410,000	SEG Holding LLC	5.63	% (a)	10/15/2028	429,988
685,000	Select Medical Corporation	6.25	% (a)	08/15/2026	729,046
425,000	Silgan Holdings, Inc.	4.13%		02/01/2028	437,674
260,000	Sirius XM Radio, Inc.	5.50	% (a)	07/01/2029	281,613
135,000	Sirius XM Radio, Inc.	4.13	% (a)	07/01/2030	135,324
525,000	Six Flags Entertainment Corporation	4.88	% (a)	07/31/2024	530,906
175,000	Six Flags Theme Parks, Inc.	7.00	% (a)	07/01/2025	189,547
285,000	Spectrum Brands, Inc.	5.00	% (a)	10/01/2029	301,388
270,000	Spectrum Brands, Inc.	3.88	% (a)	03/15/2031	264,938
210,000	Springleaf Finance Corporation	6.88%		03/15/2025	239,253
60,000	Springleaf Finance Corporation	7.13%		03/15/2026	69,276
95,000	Springleaf Finance Corporation	6.63%		01/15/2028	107,825
245,000	Staples, Inc.	7.50	% (a)	04/15/2026	258,781
115,000	Staples, Inc.	10.75	% (a)	04/15/2027	113,706
425,000	Stevens Holding Company, Inc.	6.13	% (a)	10/01/2026	457,326
470,000	SunCoke Energy Partners Finance Corporation	7.50	% (a)	06/15/2025	489,094
430,000	Sunoco LP	5.50%		02/15/2026	442,810
230,000	Sunoco LP	6.00%		04/15/2027	240,925
100,000	Sunoco LP	4.50	% (a)	05/15/2029	99,813
180,000	Targa Resources Partners Finance Corporation	6.50%		07/15/2027	196,052
385,000	Targa Resources Partners Finance Corporation	4.88	% (a)	02/01/2031	390,679
509,000	Tempo Acquisition LLC	6.75	% (a)	06/01/2025	520,771
165,000	Tempur Sealy International, Inc.	4.00	% (a)	04/15/2029	164,588
410,000	Tenet Healthcare Corporation	4.88	% (a)	01/01/2026	426,810
435,000	Tenet Healthcare Corporation	6.25	% (a)	02/01/2027	459,908
175,000	Tenet Healthcare Corporation	5.13	% (a)	11/01/2027	183,435
475,000	Tenet Healthcare Corporation	6.13	% (a)	10/01/2028	496,375
270,000	Tenneco, Inc.	5.13	% (a)	04/15/2029	266,963
125,000	Terrier Media Buyer, Inc.	8.88	% (a)	12/15/2027	134,741
510,000	T-Mobile USA, Inc.	3.38%		04/15/2029	514,781
120,000	T-Mobile USA, Inc.	2.88%		02/15/2031	116,130
275,000	Townsquare Media, Inc.	6.88	% (a)	02/01/2026	293,391
70,000	TransDigm, Inc.	8.00	% (a)	12/15/2025	76,300
610,000	TransDigm, Inc.	6.25	% (a)	03/15/2026	647,488
305,000	TransDigm, Inc.	6.38%		06/15/2026	315,866
285,000	TransDigm, Inc.	5.50%		11/15/2027	295,440
435,000	Transocean Poseidon Ltd.	6.88	% (a)	02/01/2027	402,890
270,000	Transocean Proteus Ltd.	6.25	% (a)	12/01/2024	257,175
111,000	Transocean, Inc.	11.50	% (a)	01/30/2027	95,373
305,000	Trident TPI Holdings, Inc.	6.63	% (a)	11/01/2025	311,449
260,000	Triton Water Holdings, Inc.	6.25	% (a)	04/01/2029	265,363
120,000	Triumph Group, Inc.	6.25	% (a)	09/15/2024	122,214
205,000	Triumph Group, Inc.	7.75%		08/15/2025	206,538
65,000	Tronox, Inc.	4.63	% (a)	03/15/2029	65,163
535,000	Twin River Worldwide Holdings, Inc.	6.75	% (a)	06/01/2027	574,793
295,000	Uber Technologies, Inc.	8.00	% (a)	11/01/2026	319,891
160,000	Uber Technologies, Inc.	7.50	% (a)	09/15/2027	176,933
310,000	United Natural Foods, Inc.	6.75	% (a)	10/15/2028	331,700
205,000	Uniti Group LP	6.50	% (a)	02/15/2029	202,694
225,000	Univision Communications, Inc.	6.63	% (a)	06/01/2027	240,705
25,000	US Foods, Inc.	6.25	% (a)	04/15/2025	26,833
220,000	US Foods, Inc.	4.75	% (a)	02/15/2029	220,275
465,000	USA Compression Partners LP	6.88%		09/01/2027	479,736
538,000	Verscend Escrow Corporation	9.75	% (a)	08/15/2026	577,863
255,000	ViaSat, Inc.	6.50	% (a)	07/15/2028	268,924
85,000	Viking Cruises Ltd.	13.00	% (a)	05/15/2025	100,088
605,000	Viking Cruises Ltd.	5.88	% (a)	09/15/2027	592,522
130,000	Vine Oil & Gas Finance Corporation	8.75	% (a)	04/15/2023	139,035
300,000	Viper Energy Partners LP	5.38	% (a)	11/01/2027	312,563
285,000	Vizient, Inc.	6.25	% (a)	05/15/2027	303,471
295,000	Waste Pro, Inc.	5.50	% (a)	02/15/2026	302,863
14,000	Weatherford International Ltd.	11.00	% (a)	12/01/2024	13,466
280,000	Western Midstream Operating LP	4.35%		02/01/2025	290,245
290,000	Western Midstream Operating LP	5.30%		02/01/2030	315,292
165,000	WeWork Companies, Inc.	7.88	% (a)	05/01/2025	163,763
365,000	William Carter Company	5.63	% (a)	03/15/2027	386,216
213,000	Wolverine Escrow LLC	9.00	% (a)	11/15/2026	213,197
335,000	WPX Energy, Inc.	5.25%		10/15/2027	357,515
130,000	WPX Energy, Inc.	5.88%		06/15/2028	143,464
101,000	WPX Energy, Inc.	4.50%		01/15/2030	108,907
220,000	Wyndham Hotels & Resorts	4.38	% (a)	08/15/2028	222,943
180,000	XHR LP	6.38	% (a)	08/15/2025	190,463
120,000	Yum! Brands, Inc.	7.75	% (a)	04/01/2025	131,400
285,000	Yum! Brands, Inc.	4.75	% (a)	01/15/2030	301,758

Total US Corporate Bonds (Cost $94,275,165)					97,183,671

US Government and Agency Mortgage Backed Obligations—3.6%
5,933,084	Federal Home Loan Mortgage Corporation Pass-Thru, Series K722-X1	1.31	% (e)(j)	03/25/2023	109,176
7,100,000	Federal Home Loan Mortgage Corporation, Series 2020-DNA2-B1 (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.61	% (a)	02/25/2050	6,990,215
1,546,892	Federal Home Loan Mortgage Corporation, Series 3926-HS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.34	% (j)(l)	09/15/2041	301,813
170,523	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	173,174
396,615	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	416,049
129,612	Federal National Mortgage Association, Series 2015-59-A	3.00%		06/25/2041	130,168
14,009,357	Federal National Mortgage Association, Series 2017-11-SK (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94	% (j)(l)	03/25/2047	3,133,364
13,417,453	Federal National Mortgage Association, Series 2020-54-AS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.04	% (j)(l)	08/25/2050	3,094,389
67,618,907	Government National Mortgage Association, Series 2013-155-IB	0.01	% (e)(j)	09/16/2053	458,923
16,012,015	Government National Mortgage Association, Series 2019-128-KS (-1 x 1 Month LIBOR USD + 2.85%, 2.85% Cap)	2.74	% (j)(l)	10/20/2049	1,146,588
9,302,187	Government National Mortgage Association, Series 2020-104-SB (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.04	% (j)(l)	07/20/2050	2,156,309
27,991,596	Government National Mortgage Association, Series 2020-115-SA (-1 x 1 Month LIBOR USD + 4.20%, 4.20% Cap)	4.09	% (j)(l)	08/20/2050	4,022,127
19,527,556	Government National Mortgage Association, Series 2020-115-YS (-1 x 1 Month LIBOR USD + 4.20%, 4.20% Cap)	4.09	% (j)(l)	08/20/2050	3,113,991
61,828,969	Government National Mortgage Association, Series 2020-129-SA (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	3.64	% (j)(l)	09/20/2050	5,894,656
50,708,607	Government National Mortgage Association, Series 2020-146-IJ	2.50	% (j)	10/20/2050	5,557,572
20,881,940	Government National Mortgage Association, Series 2020-189-SU (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19	% (j)(l)	12/20/2050	4,738,371
11,357,041	Government National Mortgage Association, Series 2021-1-SH (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19	% (j)(l)	01/20/2051	2,694,373

Total US Government and Agency Mortgage Backed Obligations (Cost $47,316,304)					44,131,258

Affiliated Mutual Funds—3.8%
4,606,536	DoubleLine Global Bond Fund (Class I)				47,032,734

Total Affiliated Mutual Funds (Cost $46,429,210)					47,032,734

Common Stocks—0.1%
15,858	Foresight Equity (b) (m)				280,842
5,568	Frontera Energy Corporation (m)				28,399
9,088	McDermott International Ltd. (m)				7,270
1,869	Oasis Petroleum, Inc.				111,000
5,789	Tapstone Energy Holdings III LLC (b) (m)				13,315
3,927	Whiting Petroleum Corporation (m)				139,208

Total Common Stocks (Cost $840,548)					580,034

Warrants—0.0%
29,269	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00 (b)				—

Total Warrants (Cost $–)					—

Short Term Investments—7.0%
28,807,858	First American Government Obligations Fund—Class U	0.04	% (n)		28,807,858
28,807,858	JP Morgan U.S. Government Money Market Fund—Institutional Share Class	0.04	% (n)		28,807,858
28,807,858	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	0.03	% (n)		28,807,858

Total Short Term Investments (Cost $86,423,574)					86,423,574

Total Investments—102.2% (Cost $1,288,556,549)					1,269,971,841
Liabilities in Excess of Other Assets—(2.2)%					(27,042,484)

NET ASSETS—100.0%					$1,242,929,357

SECURITY TYPE BREAKDOWN as a % of Net Assets:

Non-Agency Residential Collateralized Mortgage Obligations	21.9%
Collateralized Loan Obligations	18.5%
Non-Agency Commercial Mortgage Backed Obligations	14.4%
Foreign Corporate Bonds	9.0%
US Corporate Bonds	7.8%
Short Term Investments	7.0%
Asset Backed Obligations	6.9%
Bank Loans	5.8%
Affiliated Mutual Funds	3.8%
US Government and Agency Mortgage Backed Obligations	3.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	3.4%
Common Stocks	0.1%
Warrants	0.0% (p)
Other Assets and Liabilities	(2.2)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

Non-Agency Residential Collateralized Mortgage Obligations	21.9%
Collateralized Loan Obligations	18.5%
Non-Agency Commercial Mortgage Backed Obligations	14.4%
Short Term Investments	7.0%
Asset Backed Obligations	6.9%
Affiliated Mutual Funds	3.8%
US Government and Agency Mortgage Backed Obligations	3.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	3.4%
Banking	2.7%
Energy	2.3%
Utilities	2.1%
Healthcare	1.3%
Electronics/Electric	1.2%
Finance	1.2%
Media	1.1%
Business Equipment and Services	0.8%
Retailers (other than Food/Drug)	0.7%
Telecommunications	0.7%
Hotels/Motels/Inns and Casinos	0.6%
Technology	0.6%
Leisure	0.6%
Transportation	0.5%
Automotive	0.5%
Building and Development (including Steel/Metals)	0.5%
Food Products	0.5%
Aerospace & Defense	0.5%
Mining	0.4%
Insurance	0.4%
Commercial Services	0.4%
Chemicals/Plastics	0.4%
Containers and Glass Products	0.4%
Food Service	0.3%
Construction	0.3%
Industrial Equipment	0.3%
Consumer Products	0.3%
Pharmaceuticals	0.2%
Chemical Products	0.2%
Diversified Manufacturing	0.2%
Environmental Control	0.1%
Conglomerates	0.1%
Financial Intermediaries	0.1%
Food/Drug Retailers	0.1%
Real Estate	0.1%
Pulp & Paper	0.0% (p)
Cosmetics/Toiletries	0.0% (p)
Beverage and Tobacco	0.0% (p)
Other Assets and Liabilities	(2.2)%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
(b)	Value determined using significant unobservable inputs.
(c)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(d)	Principal only security
(e)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(f)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(g)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
(h)	Unfunded or partially unfunded loan commitment. At period end, the value of these securities amounted to $168,009 or 0.0% of net assets.
(i)	Perpetual Maturity
(j)	Interest only security
(k)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown

(l)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(m)	Non-income producing security
(n)	Seven-day yield as of period end
(o)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(p)	Represents less than 0.05% of net assets

BRL Brazilian Real

PIK A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2021 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at March 31, 2021	Value at March 31, 2021	Change in Unrealized for the Year Ended March 31, 2021	Dividend Income Earned for the Year Ended March 31, 2021	Net Realized Gain (Loss) for the Year Ended March 31, 2021
DoubleLine Global Bond Fund (Class I)	$105,830,380	$—	$(61,000,000)	4,606,536	$47,032,734	$1,191,187	$—	$1,011,167

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE®, and DoubleLine Flexible Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments - summary, of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE®, and DoubleLine Flexible Income Fund (four of the funds constituting DoubleLine Funds Trust, herein collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Los Angeles, California

May 20, 2021

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010.

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles CA 90017

T: (213) 356-6000, F: (813) 637-4444, www.pwc.com

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

1

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/25/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/25/2021

By (Signature and Title)	/s/ Henry V. Chase
Henry V. Chase, Treasurer and
Principal Financial and Accounting Officer

Date	5/25/2021

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